EXHIBIT 4.1

                                                                EXECUTION COPY

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                        POOLING AND SERVICING AGREEMENT
                         Dated as of December 1, 1996


                             LASALLE NATIONAL BANK
                                   (Trustee)

                               SUPERIOR BANK FSB
                                  (Depositor)


                                      and

                            LEE SERVICING COMPANY,
                        A DIVISION OF SUPERIOR BANK FSB
                                  (Servicer)


                        AFC Mortgage Loan Asset Backed
                          Certificates, Series 1996-4



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                               TABLE OF CONTENTS


                                   ARTICLE I

                                  DEFINITIONS..............................  2

                                  ARTICLE II

                     SALE AND CONVEYANCE OF THE TRUST FUND................. 42

            Section 2.01 Sale and Conveyance of Trust Fund; Priority
                         and Subordination of Ownership Interests.......... 42
            Section 2.02 Possession of Mortgage Files...................... 42
            Section 2.03 Books and Records................................. 42
            Section 2.04 Delivery of Mortgage Loan Documents............... 43
            Section 2.05 Acceptance by Trustee of the Trust Fund;
                         Certain Substitutions; Certification by Trustee... 47
            Section 2.06 [Reserved]........................................ 49
            Section 2.07 Execution of Certificates......................... 49
            Section 2.08 Fees and Expenses of the Trustee.................. 49
            Section 2.09 Application of Principal and Interest............. 49
            Section 2.10 Conveyance of the Subsequent Mortgage Loans....... 50

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES..................... 54
            Section 3.01Representations of the Depositor................... 54
            Section 3.02 Individual Mortgage Loans......................... 56
            Section 3.03 Purchase and Substitution......................... 65

                                  ARTICLE IV

                               THE CERTIFICATES............................ 68
            Section 4.01 The Certificates.................................. 68
            Section 4.02 Registration of Transfer and Exchange of
                         Certificates...................................... 68
            Section 4.03 Mutilated, Destroyed, Lost or Stolen Certificates  73
            Section 4.04 Persons Deemed Owners............................. 74
            Section 4.05 Information Reports to be Filed by the Servicer... 74

                                   ARTICLE V

              ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS........... 75
            Section 5.01 Duties of the Servicer............................ 75
            Section 5.02 Liquidation of Mortgage Loans..................... 77


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                                                                           Page
                                                                           ----

            Section 5.03 Establishment of Principal and Interest Accounts;
                         Deposits in Principal and Interest Accounts.......  78
            Section 5.04 Permitted Withdrawals From the Principal and
                         Interest Account..................................  79
            Section 5.05 Payment of Property Taxes, Insurance and Other
                         Charges...........................................  81
            Section 5.06 Transfer of Accounts; Monthly Statements..........  82
            Section 5.07 Maintenance of Hazard Insurance...................  82
            Section 5.08 Maintenance of Mortgage Impairment Insurance
                         Policy............................................  83
            Section 5.09 Fidelity Bond.....................................  83
            Section 5.10 Title, Management and Disposition of REO Property   84
            Section 5.11 Right to Repurchase Defaulted Mortgage Loans......  87
            Section 5.12 Collection of Certain Mortgage Loan Payments......  87
            Section 5.13 Access to Certain Documentation and Information
                         Regarding the Mortgage Loans......................  88
            Section 5.14 Superior Liens....................................  88
            Section 5.15 Environmental Matters.............................  88
            Section 5.16 Acknowledgment of Duties and Obligations..........  89

                                   ARTICLE VI

                      PAYMENTS TO THE CERTIFICATEHOLDERS...................  90
            Section 6.01 Establishment of Certificate Account; Deposits
                         in Certificate Account............................  90
            Section 6.02 Permitted Withdrawals from Certificate Account....  90
            Section 6.03 Establishment of Trustee Expense Account;
                         Deposits in Trustee Expense Account; Permitted
                         Withdrawals from Trustee Expense Account..........  91
            Section 6.04 Payment of Monthly Premium to Certificate Insurer   93
            Section 6.05 Investment of Accounts............................  93
            Section 6.06 Priority and Subordination of Distributions.......  94
            Section 6.07 Insufficiency of Amount Available or Net Excess
                         Amount Available.................................. 111
            Section 6.08 Statements........................................ 112
            Section 6.09 Advances by the Servicer.......................... 116
            Section 6.10 Compensating Interest............................. 117
            Section 6.11 [Reserved]........................................ 118
            Section 6.12 Pre-Funding Account............................... 118
            Section 6.13 Interest Coverage Account......................... 119
            Section 6.14 Reserve Account................................... 120

                                  ARTICLE VII
                          GENERAL SERVICING PROCEDURE...................... 122
            Section 7.01 Assumption Agreements............................. 122


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                                                                           Page
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            Section 7.02 Satisfaction of Mortgages and Release of
                         Mortgage Files.................................... 122
            Section 7.03 Servicing Compensation............................ 124
            Section 7.04 Annual Statement as to Compliance................. 124
            Section 7.05 Annual Independent Public Accountants' Servicing
                         Report and Comfort Letter......................... 125
            Section 7.06 Certificateholder's, Trustee's and Certificate
                         Insurer's Right to Examine Servicer Records....... 125
            Section 7.07 Reports to the Trustee; Principal and Interest
                         Account Statements................................ 125

                                 ARTICLE VIII

                      REPORTS TO BE PROVIDED BY SERVICER................... 127
            Section 8.01 Financial Statements.............................. 127

                                  ARTICLE IX

                                 THE SERVICER.............................. 128
            Section 9.01 Indemnification; Third Party Claims............... 128
            Section 9.02 Merger or Consolidation of the Depositor and the
                         Servicer.......................................... 129
            Section 9.03 Limitation on Liability of the Servicer and Others 129
            Section 9.04 Servicer Not to Resign............................ 129
            Section 9.05 Representations of the Servicer................... 130
            Section 9.06 Accounting Upon Resignation or Termination of
                         Servicer.......................................... 131

                                   ARTICLE X

                                    DEFAULT................................ 133
            Section 10.01 Events of Default................................ 133
            Section 10.02 Trustee to Act; Appointment of Successor......... 136
            Section 10.03 Waiver of Defaults............................... 138

                                  ARTICLE XI

                                  TERMINATION.............................. 139
            Section 11.01 Termination...................................... 139
            Section 11.02 Additional Termination Requirements.............. 141
            Section 11.03 Depositor's Right to Depositor's Yield Absolute.. 142

                                  ARTICLE XII

                                  THE TRUSTEE.............................. 143


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                                                                           Page
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            Section 12.01 Duties of Trustee................................ 143
            Section 12.02 Certain Matters Affecting the Trustee............ 145
            Section 12.03 Trustee Not Liable for Certificates or
                          Mortgage Loans................................... 146
            Section 12.04 Trustee May Own Certificates..................... 147
            Section 12.05 Servicer to Pay Trustee's Fees and Expenses...... 147
            Section 12.06 Eligibility Requirements for Trustee............. 148
            Section 12.07 Resignation and Removal of the Trustee........... 148
            Section 12.08 Successor Trustee................................ 149
            Section 12.09 Merger or Consolidation of Trustee............... 150
            Section 12.10 Appointment of Co-Trustee or Separate Trustee.... 150
            Section 12.11 Tax Returns...................................... 151
            Section 12.12 Appointment of Custodians........................ 151
            Section 12.13 Trustee May Enforce Claims Without Possession of
                          Certificates..................................... 152
            Section 12.14 Suits for Enforcement............................ 152
            Section 12.15 Control of Remedies by Certificate Insurer and
            Certificateholders............................................. 152

                                 ARTICLE XIII

                               REMIC PROVISIONS............................ 153
       Section 13.01 REMIC Administration.................................. 153
       Section 13.02 Prohibited Transactions and Activities................ 156
       Section 13.03 Servicer and Trustee Indemnification.................. 156

                                  ARTICLE XIV

                           MISCELLANEOUS PROVISIONS........................ 157
            Section 14.01 Acts of Certificateholders....................... 157
            Section 14.02 Amendment........................................ 157
            Section 14.03 Recordation of Agreement......................... 158
            Section 14.04 Duration of Agreement............................ 158
            Section 14.05 Governing Law.................................... 158
            Section 14.06 Notices.......................................... 159
            Section 14.07 Severability of Provisions....................... 160
            Section 14.08 No Partnership................................... 160
            Section 14.09 Counterparts..................................... 160
            Section 14.10 Successors and Assigns........................... 160
            Section 14.11 Headings......................................... 160
            Section 14.12 The Certificate Insurer.......................... 160
            Section 14.13 Paying Agent..................................... 161
            Section 14.14 Actions of Certificateholders.................... 161
            Section 14.15 Grant of Security Interest....................... 162


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EXHIBIT A         CONTENTS OF MORTGAGE FILE
EXHIBIT B-1       FORM OF CLASS 1A CERTIFICATE
EXHIBIT B-2       FORM OF CLASS 2A CERTIFICATE
EXHIBIT B-3       FORM OF CLASS R CERTIFICATE
EXHIBIT B-4       FORM OF REVERSE OF CERTIFICATE
EXHIBIT C         PRINCIPAL AND INTEREST ACCOUNT LETTER AGREEMENT
EXHIBIT D         RESALE CERTIFICATION
EXHIBIT E         ASSIGNMENT
EXHIBIT E(1)      WIRING INSTRUCTIONS FORM
EXHIBIT F         FORM OF TRUSTEE INITIAL CERTIFICATION
EXHIBIT F-1       FORM OF TRUSTEE INTERIM CERTIFICATION
EXHIBIT G         FORM OF TRUSTEE FINAL CERTIFICATION
EXHIBIT H-1       MORTGAGE LOAN SCHEDULE FOR SUB-POOL 1
EXHIBIT H-2       MORTGAGE LOAN SCHEDULE FOR SUB-POOL 2
EXHIBIT I         REQUEST FOR RELEASE OF DOCUMENTS
EXHIBIT J         TRANSFER AFFIDAVIT
EXHIBIT J-1       FORM OF TRANSFER CERTIFICATE
EXHIBIT K         SPECIAL POWER OF ATTORNEY
EXHIBIT L         CUSTODIAL AGREEMENT
EXHIBIT M         FORM OF LIQUIDATION REPORT
EXHIBIT N         FORM OF DELINQUENCY REPORT
EXHIBIT O         CERTIFICATE INSURANCE POLICY
EXHIBIT P         PRINCIPAL PAYMENT TABLES
EXHIBIT Q         FORM OF SERVICER'S MONTHLY REMITTANCE REPORT TO TRUSTEE
EXHIBIT R         PROPOSED SUBSEQUENT MORTGAGE LOAN SCHEDULE
EXHIBIT S         MORTGAGE LOANS 30 OR MORE DAYS DELINQUENT
EXHIBIT T         SUBSEQUENT TRANSFER INSTRUMENT
EXHIBIT U         FORM OF ADDITION NOTICE
EXHIBIT V         OFFICER'S CERTIFICATE
EXHIBIT W         FORM OF AGREEMENT OF APPOINTMENT AND ACCEPTANCE
                  OF SEPARATE TRUSTEE


                                    -v-
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      Agreement dated as of December 1, 1996, among LaSalle National Bank, as trustee (the "Trustee"), Superior Bank FSB, as depositor (the "Depositor"), and Lee Servicing Company, a division of Superior Bank FSB, as servicer (the "Servicer").

                             PRELIMINARY STATEMENT

            In order to facilitate the servicing of certain Mortgage Loans by the Servicer, the Servicer and the Depositor are entering into this Agreement with the Trustee. The Depositor is transferring the Sub-Pool 1 Mortgage Loans and Sub-Pool 2 Mortgage Loans to the Trustee for the benefit of the Certificateholders under this Agreement, pursuant to which nine classes of Certificates are being issued on the Closing Date, denominated on the face thereof as AFC Mortgage Loan Asset Backed Certificates, Series 1996-4, Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7, Class 2A and Class R, respectively.

            The Class 1A, Class 2A and the Class R Certificates represent, in the aggregate, a 100% undivided ownership interest in the Mortgage Loans and all proceeds thereof due after the Cut-off Date with respect to the Initial Mortgage Loans and due after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans (other than the Depositor's Yield). The Sub-Pool 1 Initial Mortgage Loans have an aggregate outstanding principal balance of $79,916,352.93 as of the Cut-off Date, and the Sub-Pool 2 Initial Mortgage Loans have an aggregate outstanding principal balance of $60,081,756.98 as of the Cut-off Date, after application of payments received by the Depositor on or before such date. The aggregate outstanding principal balance of both Sub-Pools is $139,998,109.91 as of the Cut-off Date. Sub-Pool 1 consists of fixed rate mortgage loans and Sub-Pool 2 consists of adjustable rate mortgage loans. The Class 1A-1 Certificates will have a variable pass-through rate, the Class 1A-2 Certificates have a fixed Class 1A-2 Pass-Through Rate of 6.43% per annum, the Class 1A-3 Certificates have a fixed Class 1A-3 Pass-Through Rate of 6.61% per annum, the Class 1A-4 Certificates have a fixed Class 1A-4 Pass-Through Rate of 6.72% per annum, the Class 1A-5 Certificates have a fixed Class 1A-5 Pass-Through Rate of 7.03% per annum, the Class 1A-6 Certificates have a fixed Class 1A-6 Pass Through Rate of 7.22% per annum and the Class 1A-7 Certificates have a fixed Class 1A-7 Pass Through Rate of 6.86% per annum. The Class 2A Certificates will have a variable pass-through rate. As provided herein, the Class R Certificates are subordinate to the Class A Certificates. As provided herein, the Servicer will make an election that the segregated pool of assets subject to this Agreement, including the Mortgage Loans, be treated for federal income tax purposes as a "real estate mortgage investment conduit" (a "REMIC"). The Class 1A and Class 2A Certificates will be "regular interests" and the Class R Certificates will be the sole Class of "residual interests" in such REMIC.

            The parties hereto agree as follows:

            [Intentionally Left Blank]
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                                   ARTICLE I

                                  DEFINITIONS

            Whenever used in this Agreement, including the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the following meanings. This Agreement relates to the Trust Fund consisting of Sub-Pool 1 and Sub-Pool 2, evidenced by AFC Mortgage Loan Asset Backed Certificates, Series 1996-4, Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7, Class 2A and Class R. All calculations of interest pursuant to this Agreement, unless otherwise specified, are based on a 360-day year consisting of twelve 30-day months.

            ACCOUNT: Any of the Certificate Accounts, Trustee Expense Accounts, Interest Coverage Accounts, Reserve Accounts, Principal and Interest Accounts or Pre-Funding Accounts established by the Trustee and held in trust by the Trustee for the Certificateholders. The Trustee's obligation to establish and maintain the Accounts is not delegable, except with respect to the Principal and Interest Accounts.

            ACCRUAL PERIOD: With respect to the Class 1A-1 and Class 2A Certificates and with respect to any Remittance Date other than the January 1997 Remittance Date, the period commencing on the immediately preceding Remittance Date and ending on the day immediately preceding such Remittance Date. With respect to the January 1997 Remittance Date, the period commencing on the Closing Date and ending on the day immediately preceding the January 1997 Remittance Date.

            ADDITION NOTICE: With respect to the transfer of Subsequent Mortgage Loans to the Trust Fund pursuant to Section 2.10 of this Agreement, a notice, substantially in the form of Exhibit U, which shall be given not later than two Business Days prior to the related Subsequent Transfer Date, of the Depositor's designation of Subsequent Mortgage Loans to be sold to the Trust Fund and the aggregate principal balance of such Subsequent Mortgage Loans.

            ADDITIONAL PRINCIPAL: With respect to the Class 1A or Class 2A Certificates and any Remittance Date, an amount equal to the lesser of (i) the amount necessary to reduce the related Class 1A or Class 2A Principal Balance so that the Overcollateralization Amount for the related Sub-Pool equals the related Required Overcollateralization Amount for such Sub-Pool and (ii) the sum of (a) the Remaining Net Excess Spread for such Sub-Pool, (b) the Available Transfer Cashflow for such Sub-Pool and (c) the Net Excess Principal for such Sub-Pool.

            ADJUSTMENT DATE: With respect to each Sub-Pool 2 Mortgage Loan, a date on which the Mortgage Rate may adjust, as provided in the related Mortgage Note.

            ADVERSE REMIC EVENT: As defined in Section 13.01(f).


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            AFFILIATE: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            AGREEMENT: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

            AMOUNT AVAILABLE: With respect to any Sub-Pool and for a particular Remittance Date, the sum of (i) the Available Remittance Amount for such Sub-Pool (reduced by the related Monthly Premium to be paid to the Certificate Insurer pursuant to Section 6.04), (ii) the Excess Spread with respect to such Sub-Pool for such Remittance Date, (iii) if an Available Funds Shortfall exists in such Sub-Pool, (a) first, the Net Excess Spread from the other Sub-Pool, to the extent of such Available Funds Shortfall, (b) second, the Excess Principal from the other Sub-Pool, to the extent of any remaining Available Funds Shortfall and (c) third, any amounts in respect of any remaining Available Funds Shortfall withdrawn from the related Reserve Account and deposited in the related Certificate Account, (iv) (a) first, the Available Transfer Cashflow, to the extent necessary to reach the Required Overcollateralization Amount for such Sub-Pool and (b) second, the Net Excess Principal, to the extent necessary to reach the Required Overcollateralization Amount for such Sub-Pool and (v) any Insured Payments with respect to such Sub-Pool.

            AMOUNTS HELD FOR FUTURE DISTRIBUTION: With respect to any Sub-Pool and as to any Remittance Date, the aggregate amount held in the Principal and Interest Account with respect to such Sub-Pool on account of all Monthly Payments, or portions thereof, received in respect of scheduled principal and interest due after the Due Period related to such Remittance Date for application on the scheduled Due Date at the request of the Mortgagor.

            ANNUAL TRUSTEE EXPENSE AMOUNT: As of each Remittance Date, with respect to each Mortgage Loan, an amount equal to one-twelfth of the product of 0.03% multiplied by the related Principal Balance.

            APPRAISED VALUE: The appraised value of the Mortgaged Property based upon the appraisal made by or for the originator at the time of the origination of the related Mortgage Loan, or the sales price of the Mortgaged Property at the time of such origination, whichever is less.

            ASSIGNMENT OF LEASES: With respect to any Mortgaged Property related to the Sub-Pool 1 Multifamily Loans and Sub-Pool 1 Mixed Use Loans, any assignment of leases, rents and profits or similar document or instrument executed by the related Mortgagor in connection with the origination of the related Sub-Pool 1 Multifamily Loan or Sub-Pool 1 Mixed Use Loan assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property.


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            ASSIGNMENT OF MORTGAGE:  With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Trustee for the benefit of the Certificateholders.

            AUTHORIZED DENOMINATIONS: Each of the Class 1A and Class 2A Certificates are issuable only in the minimum Percentage Interest corresponding to a minimum denomination of $100,000 or integral multiples of $1,000 in excess thereof (except that a single Certificate for each of the Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7 and Class 2A Certificates may be issued in a different amount which is less than the related minimum dollar denomination).

            AVAILABLE FUNDS SHORTFALL: With respect to any Sub-Pool and for a particular Remittance Date, the amount by which the Available Remittance Amount plus Excess Spread for such Sub-Pool is less than the Required Payments (other than in respect of the Class A Principal Remittance Amount after the related Cross-over Date) for such Sub-Pool.

            AVAILABLE PRINCIPAL AMOUNT: With respect to any Sub-Pool and for a particular Remittance Date, the excess, if any, of the amount described in the definition of Class A Principal Remittance Amount without giving effect to clause (a) thereof over the amount described in the definition of Class A Principal Remittance Amount, after giving effect to clause (a) thereof.

            AVAILABLE REMITTANCE AMOUNT: With respect to each Sub-Pool and Remittance Date, the sum of the following: (i) the sum of all amounts described in clauses (i) through (vii), inclusive, of Section 5.03 received by the Servicer or any Subservicer (including any amounts paid by the Servicer or the Depositor and excluding any Excess Spread with respect to the related Sub-Pool, any related Amounts Held for Future Distribution, any amounts not required to be deposited in the related Principal and Interest Account pursuant to Section 5.03 and any amounts withdrawn by the Servicer pursuant to Section 5.04(ii), (iii),
(vi) and (vii) as of the related Determination Date) during the related Due Period and deposited into the related Certificate Account as of the related Determination Date, (ii) the amount of any Advances and Compensating Interest payments with respect to the related Sub-Pool remitted by the Servicer for such Remittance Date, (iii) with respect to the final Remittance Date in connection with the purchase of all the Mortgage Loans and REO Properties by the Servicer or Certificate Insurer, the Termination Price remitted by the Servicer and (iv) the amount of any Interest Coverage Addition with respect to the related Sub-Pool for such Remittance Date. No amount included in the computation of the Available Remittance Amount with respect to any Remittance Date by virtue of being described by any component of the definition thereof shall be included more than once by virtue of also being described by any other component or otherwise.

            AVAILABLE TRANSFER CASHFLOW: With respect to each Sub-Pool and for a particular Remittance Date, an amount equal to the Remaining Net Excess Spread for the other


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Sub-Pool remaining after the payment, if any, of Additional Principal on the
Class A Certificates related to such other Sub-Pool.

            BALLOON MORTGAGE LOAN: Any Mortgage Loan that provided on the date of origination for an amortization schedule extending beyond its stated maturity date.

            BALLOON PAYMENT: With respect to any Balloon Mortgage Loan, as of any date of determination, the Monthly Payment payable on the stated maturity date of such Mortgage Loan.

            BOOK-ENTRY CERTIFICATE: Any Class 1A or Class 2A Certificate registered in the name of the Depository or its nominee.

            BUSINESS DAY: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the States of New York, Illinois or New Jersey are authorized or obligated by law or executive order to be closed; provided, however, that the Servicer shall provide the Trustee with a list of dates on which banking institutions in the State of New Jersey are authorized or obligated by law or executive order to be closed and such list shall be revised annually thereafter and delivered to the Trustee prior to the expiration of the most recent list provided. Failure to provide such list shall not constitute an Event of Default; provided that the Trustee may rely on the most recently delivered list without further investigation.

            CERCLA: The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

            CERTIFICATE: Any Class 1A-1 Certificate, Class 1A-2 Certificate, Class 1A-3 Certificate, Class 1A-4 Certificate, Class 1A-5 Certificate, Class 1A-6 Certificate, Class 1A-7 Certificate, Class 2A Certificate or Class R Certificate executed by the Trustee on behalf of the Trust Fund and authenticated by the Trustee, substantially in the applicable form annexed hereto as Exhibits B-1 through B-3.

            CERTIFICATE ACCOUNT: With respect to each Sub-Pool, as described in
Section 6.01. With respect to Sub-Pool 1, the Certificate Account shall be known as the Sub-Pool 1 Certificate Account and with respect to Sub-Pool 2, the Certificate Account shall be known as the Sub-Pool 2 Certificate Account.

            CERTIFICATEHOLDER or HOLDER: The Person in whose name a Certificate is registered in the Certificate Register, except that, neither a Disqualified Organization nor a Non-United States Person shall be a Holder of a Class R Certificate for any purposes hereof and, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any Subservicer, or registered in the name of any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them, shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite Percentage Interest of Certificates necessary to effect any such consent, waiver, request or demand has been obtained. For purposes of any consent, waiver, request or demand of Certificateholders pursuant to this Agreement, upon the Trustee's request, the Depositor, the Servicer and any Subservicer shall provide to the Trustee a notice identifying any of their respective affiliates that is a Certificateholder as of the date(s) specified by the Trustee in such request. All references to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

            CERTIFICATE INSURANCE POLICY: The certificate guaranty surety bond, policy number 96010689, dated the Closing Date, issued by the Certificate Insurer for the benefit of the Holders of the Class A Certificates, pursuant to which the Certificate Insurer guarantees Insured Payments, a copy of which is attached hereto as Exhibit O.

            CERTIFICATE INSURER: Financial Guaranty Insurance Company, a New York stock insurance corporation, or any successor thereof, as issuer of the Certificate Insurance Policy.

            CERTIFICATE OWNER: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly or as an indirect participant, in accordance with the rules of the Depository).

            CERTIFICATE REGISTER: As defined in Section 4.02.

            CERTIFICATE REGISTRAR: Initially, the Trustee, and thereafter, any successor appointed pursuant to Section 4.02.

            CLASS: Collectively, Certificates bearing the same numerical or alphabetical designation (1A, 1A-1, 1A-2, 1A-3, 1A-4, 1A-5, 1A-6, 1A-7, 2A or
R).

            CLASS 1A MAJORITY CERTIFICATEHOLDERS: The Holder or Holders of Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6 and Class 1A-7 Certificates possessing Voting Rights in excess of 51% in the aggregate.

            CLASS 1A CERTIFICATE: Either a Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6 or Class 1A-7 Certificate.

            CLASS 1A CERTIFICATEHOLDER: A Holder of a Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6 or Class 1A-7 Certificate.

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            CLASS 1A INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the
sum of the Class 1A-1 Interest Remittance Amount, the Class 1A-2 Interest Remittance Amount, the Class 1A-3 Interest Remittance Amount, the Class 1A-4 Interest Remittance Amount, the Class 1A-5 Interest Remittance Amount, the Class 1A-6 Interest Remittance Amount and the Class 1A-7 Interest Remittance Amount.

            CLASS 1A-1 CERTIFICATE: A Certificate denominated as a Class 1A-1 Certificate.

            CLASS 1A-2 CERTIFICATE: A Certificate denominated as a Class 1A-2 Certificate.

            CLASS 1A-3 CERTIFICATE: A Certificate denominated as a Class 1A-3 Certificate.

            CLASS 1A-4 CERTIFICATE: A Certificate denominated as a Class 1A-4 Certificate.

            CLASS 1A-5 CERTIFICATE: A Certificate denominated as a Class 1A-5 Certificate.

            CLASS 1A-6 CERTIFICATE: A Certificate denominated as a Class 1A-6 Certificate.

            CLASS 1A-7 CERTIFICATE: A Certificate denominated as a Class 1A-7 Certificate.

            CLASS 1A-7 CERTIFICATE AMOUNT: As to any Remittance Date an amount equal to the product of (x) a fraction, the numerator of which is the Class 1A-7 Principal Balance immediately preceding such Remittance Date and the denominator of which is the aggregate Class 1A Principal Balance of all Class 1A Certificates immediately preceding such Remittance Date and (y) the Class A Principal Remittance Amount with respect to Sub-Pool 1 for such Remittance Date.

            CLASS 1A-1 CERTIFICATEHOLDER: A Holder of a Class 1A-1 Certificate.

            CLASS 1A-2 CERTIFICATEHOLDER: A Holder of a Class 1A-2 Certificate.

            CLASS 1A-3 CERTIFICATEHOLDER: A Holder of a Class 1A-3 Certificate.

            CLASS 1A-4 CERTIFICATEHOLDER: A Holder of a Class 1A-4 Certificate.

            CLASS 1A-5 CERTIFICATEHOLDER: A Holder of a Class 1A-5 Certificate.

            CLASS 1A-6 CERTIFICATEHOLDER: A Holder of a Class 1A-6 Certificate.

            CLASS 1A-7 CERTIFICATEHOLDER: A Holder of a Class 1A-7 Certificate.

            CLASS 1A-1 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the interest accrued at the Class 1A-1 Pass-Through Rate for the Accrual Period on the Class 1A-1 Principal Balance.

            CLASS 1A-2 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, 30 days' interest at the Class 1A-2 Pass-Through Rate on the Class 1A-2 Principal Balance outstanding immediately prior to such Remittance Date.

            CLASS 1A-3 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, 30 days' interest at the Class 1A-3 Pass-Through Rate on the Class 1A-3 Principal Balance outstanding immediately prior to such Remittance Date.

            CLASS 1A-4 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, 30 days' interest at the Class 1A-4 Pass-Through Rate on the Class 1A-4 Principal Balance outstanding immediately prior to such Remittance Date.

            CLASS 1A-5 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, 30 days' interest at the Class 1A-5 Pass-Through Rate on the Class 1A-5 Principal Balance outstanding immediately prior to such Remittance Date.

            CLASS 1A-6 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, 30 days' interest at the Class 1A-6 Pass-Through Rate on the Class 1A-6 Principal Balance outstanding immediately prior to such Remittance Date.

            CLASS 1A-7 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, 30 days' interest at the Class 1A-7 Pass-Through Rate on the Class 1A-7 Principal Balance outstanding immediately prior to such Remittance Date.

            CLASS 1A-7 LOCKOUT PERCENTAGE: As to any Remittance Date occurring during the periods set forth below, an amount equal to as follows:

          Period (dates inclusive)                 Class 1A-7 Lockout Percentage
          ------------------------                 -----------------------------

          January 27, 1997-December 1999...........           0%
          January 2000-December 2002...............          45%
          January 2003-December 2003...............          80%
          January 2004-December 2004...............         100%
          January 2005 and thereafter..............         140%

            CLASS 1A-7 LOCKOUT REMITTANCE AMOUNT: As to any Remittance Date, an amount equal to the product of (x) the Class 1A-7 Lockout Percentage and (y) the Class 1A-7 Certificate Amount for such Remittance Date.

            CLASS 1A-1 PASS-THROUGH RATE: As to any Remittance Date, the least of (i) One-Month LIBOR plus 0.125% per annum, (ii) the weighted average of the Mortgage Rates of the Sub-Pool 1 Mortgage Loans minus, with respect to Sub-Pool 1, the sum of (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated and (c) the Premium Percentage and (iii) 10.00% per annum. For purposes of calculating the Class 1A-1 Pass-Through Rate for any Remittance Date, because the Sub-Pool 1 Mortgage Loans provide for the calculation of interest on a basis other than a 360-day year and the actual number of days elapsed (an "Actual/360 Basis") (which is the basis on which interest is calculated on the Class 1A-1 Certificates), the basis on which interest is computed on the Sub-Pool 1 Mortgage Loans will be deemed adjusted to an Actual/360 Basis that will result in the same amount of interest being due as would be due using the method of computation of interest that is used to calculate interest on the Sub-Pool 1 Mortgage Loans.

            CLASS 1A-2 PASS-THROUGH RATE: The fixed annual rate of interest payable to the Class 1A-2 Certificateholders which shall be equal to 6.43%.

            CLASS 1A-3 PASS-THROUGH RATE: The fixed annual rate of interest payable to the Class 1A-3 Certificateholders which shall be equal to 6.61%.

            CLASS 1A-4 PASS-THROUGH RATE: The fixed annual rate of interest payable to the Class 1A-4 Certificateholders which shall be equal to 6.72%.

            CLASS 1A-5 PASS-THROUGH RATE: The fixed annual rate of interest payable to the Class 1A-5 Certificateholders which shall be equal to 7.03%.

            CLASS 1A-6 PASS-THROUGH RATE: The fixed annual rate of interest payable to the Class 1A-6 Certificateholders which shall be equal to 7.22%.

            CLASS 1A-7 PASS-THROUGH RATE: The fixed annual rate of interest payable to the Class 1A-7 Certificateholders which shall be equal to 6.86%.

            CLASS 1A PRINCIPAL BALANCE: With respect to the Class 1A Certificates and as of any date of determination, the Original Class 1A Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A Certificateholders in respect of principal pursuant to Sections 6.06(c)(A)(X)(xvii) through (xxiii) and (C) all amounts previously distributed to the Class 1A Certificateholders pursuant to the last paragraph of Section 6.06(c).

            CLASS 1A-1 PRINCIPAL BALANCE: With respect to the Class 1A-1 Certificates and as of any date of determination, the Original Class 1A-1 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-1 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-1 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(xvii) and (C) all amounts previously distributed to the Class 1A-1 Certificateholders pursuant to the last paragraph of Section 6.06(c).

            CLASS 1A-2 PRINCIPAL BALANCE: With respect to the Class 1A-2 Certificates and as of any date of determination, the Original Class 1A-2 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-2 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-2 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(xviii) and (C) all amounts previously distributed to the Class 1A-2 Certificateholders pursuant to the last paragraph of Section 6.06(c).

            CLASS 1A-3 PRINCIPAL BALANCE: With respect to the Class 1A-3 Certificates and as of any date of determination, the Original Class 1A-3 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-3 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-3 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(xix) and (C) all amounts previously distributed to the Class 1A-3 Certificateholders pursuant to the last paragraph of Section 6.06(c).

            CLASS 1A-4 PRINCIPAL BALANCE: With respect to the Class 1A-4 Certificates and as of any date of determination, the Original Class 1A-4 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-4 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-4 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(xx) and (C) all amounts previously distributed to the Class 1A-4 Certificateholders pursuant to the last paragraph of Section 6.06(c).

            CLASS 1A-5 PRINCIPAL BALANCE: With respect to the Class 1A-5 Certificates and as of any date of determination, the Original Class 1A-5 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-5 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-5 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(xxi) and (C) all amounts previously distributed to the Class 1A-5 Certificateholders pursuant to the last paragraph of Section 6.06(c).

            CLASS 1A-6 PRINCIPAL BALANCE: With respect to the Class 1A-6 Certificates and as of any date of determination, the Original Class 1A-6 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-6 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-6 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(xxii) and (C) all amounts previously distributed to the Class 1A-6 Certificateholders pursuant to the last paragraph of Section 6.06(c).

            CLASS 1A-7 PRINCIPAL BALANCE: With respect to the Class 1A-7 Certificates and as of any date of determination, the Original Class 1A-7 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-7 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-7 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(xxiii) and (C) all amounts previously distributed to the Class 1A-7 Certificateholders pursuant to the last paragraph of Section 6.06(c).

            CLASS 1A REMITTANCE AMOUNT: As of any Remittance Date, the sum of the Class A Remittance Amount with respect to the Class 1A-1 Certificates, the Class 1A-2 Certificates, the Class 1A-3 Certificates, the Class 1A-4 Certificates, the Class 1A-5 Certificates, the Class 1A-6 Certificates and the Class 1A-7 Certificates.

            CLASS 1A SUB-POOL FACTOR: As of any date of determination, the then applicable Class 1A Principal Balance divided by the Original Class 1A Principal Balance.

            CLASS 2A MAJORITY CERTIFICATEHOLDERS: The Holder or Holders of Class 2A Certificates possessing Voting Rights in excess of 51% in the aggregate.

            CLASS 2A CERTIFICATE: A Certificate denominated as a Class 2A Certificate.

            CLASS 2A CERTIFICATEHOLDER: A Holder of a Class 2A Certificate.

            CLASS 2A INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the interest accrued at the Class 2A Pass-Through Rate for the Accrual Period on the outstanding Class 2A Principal Balance.

            CLASS 2A PASS-THROUGH RATE: As to any Remittance Date, the lesser of
(i) One-Month LIBOR plus 0.22% per annum and (ii) the weighted average of the Mortgage Rates of the Sub-Pool 2 Mortgage Loans minus, with respect to Sub-Pool 2, the sum of (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated, (c) the Premium Percentage and (d) with respect to the Remittance Dates occurring on December 26, 1997, January 26, 1998 and each Remittance Date on and after February 25, 1998, 0.65% per annum, 0.70% per annum and 0.85% per annum, respectively; provided, however that on any Remittance Date on which the Servicer does not exercise its right to purchase Mortgage Loans and REO Properties with respect to Sub-Pool 2 pursuant to Section 11.01, the rate provided in clause (i) will be One-Month LIBOR plus 0.62%. For purposes of calculating the Class 2A Pass-Through Rate for any Remittance Date, because the Sub-Pool 2 Mortgage Loans provide for the calculation of interest on a basis other than a 360-day year and the actual number of days elapsed (an "Actual/360 Basis") (which is the basis on which interest is calculated on the Class 2A Certificates), the basis on which interest is computed on the Sub-Pool 2 Mortgage Loans will be deemed adjusted to an Actual/360 Basis that will result in the same amount of interest being due as would be due using the method of computation of interest that is used to calculate interest on the Sub-Pool 2 Mortgage Loans.

            CLASS 2A PRINCIPAL BALANCE: With respect to the Class 2A Certificates and as of any date of determination, the Original Class 2A Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 2A Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 2A Certificateholders in respect of principal pursuant to Section 6.06(c)(B)(X)(iv) and (C) all amounts previously distributed to the Class 2A Certificateholders pursuant to the last paragraph of
Section 6.06(c).

            CLASS 2A REMITTANCE AMOUNT: As of any Remittance Date, the Class A Remittance Amount with respect to the Class 2A Certificates.

            CLASS 2A SUB-POOL FACTOR: As of any date of determination, the then applicable Class 2A Principal Balance divided by the Original Class 2A Principal Balance.

            CLASS A CARRY-FORWARD AMOUNT: With respect to either the Class 1A or Class 2A Certificates and as to any Remittance Date, the sum of (i) the amount, if any, by which (x) the related Class 1A or Class 2A Remittance Amount as of the immediately preceding Remittance Date exceeded (y) the amount of the actual distribution, exclusive of any related Insured Payments made to the related Classes of Class A Certificateholders, made pursuant to Sections 6.06(c)(A)(X)(i) through (xv) or pursuant to 6.06(c)(A)(Y)(i) through (xv), with respect to Sub-Pool 1, or pursuant to Sections 6.06(c)(B)(X)(i) and (ii) or pursuant to Sections 6.06(c)(B)(Y)(i) and (ii), with respect to Sub-Pool 2, on such immediately preceding Remittance Date and (ii) interest on the amount, if any, described in clause (i) above, to the extent that the amount in clause (i) represents Insured Payments made by the Certificate Insurer, at the weighted average of the Class 1A-1 Pass-Through Rate, the Class 1A-2 Pass-Through Rate, the Class 1A-3 Pass-Through Rate, the Class 1A-4 Pass-Through Rate, the Class 1A-5 Pass-Through Rate, the Class 1A-6 Pass-Through Rate and the Class 1A-7 Pass-Through Rate with respect to Sub-Pool 1, and the Class 2A Pass-Through Rate with respect to Sub-Pool 2 from such immediately preceding Remittance Date.

            CLASS A CERTIFICATE: A certificate denominated as a Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7 or Class 2A Certificate.

            CLASS A CERTIFICATEHOLDER: A Holder of a Class 1A Certificate or a Class 2A Certificate.

            CLASS A INTEREST REMITTANCE AMOUNT:  Any of the Class 1A-1
Interest Remittance Amount, the Class 1A-2 Interest Remittance Amount, the Class 1A-3 Interest Remittance Amount, the Class 1A-4 Interest Remittance Amount, the Class 1A-5 Interest Remittance Amount, the Class 1A-6 Interest Remittance Amount, the Class 1A-7 Interest Remittance Amount or the Class 2A Interest Remittance Amount.

            CLASS A PASS-THROUGH RATE: As to any Remittance Date, any of the Class 1A-1 Pass-Through Rate, the Class 1A-2 Pass-Through Rate, the Class 1A-3 Pass-Through Rate, the Class 1A-4 Pass-Through Rate, the Class 1A-5 Pass-Through Rate, the Class 1A-6 Pass-Through Rate, the Class 1A-7 Pass-Through Rate or the Class 2A Pass-Through Rate.

            CLASS A PRINCIPAL BALANCE: As of any date of determination, the Class 1A Principal Balance, with respect to Sub-Pool 1, or the Class 2A Principal Balance, with respect to Sub-Pool 2.

            CLASS A PRINCIPAL REMITTANCE AMOUNT: With respect to a Sub-Pool and as to any Remittance Date (other than the Remittance Date described in the next succeeding sentence), the amount required to be distributed on such Remittance Date from available funds in respect of the related Class 1A or Class 2A Certificates, such amount being equal to the least of (a) that amount required to reach the Required Overcollateralization Amount with respect to such Sub-Pool, or thereafter, to maintain such Required Overcollateralization Amount on such Remittance Date, (b) the sum of (i) the related Class 1A or Class 2A Principal Balance immediately prior to such Remittance Date and (ii) the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments made by the Certificate Insurer with respect to the related Sub-Pool or interest accrued thereon in accordance with the definition of Class A Carry Forward Amount) and (c)(vii) below and (c) the sum of (i) each payment of principal received by the Servicer or any Sub-Servicer (exclusive of Curtailments, Principal Prepayments, the principal portion of Amounts Held for Future Distribution and amounts described in clause (c)(iii) hereof) during the related Due Period, including any Excess Payments, (ii) all Curtailments and all Principal Prepayments received by the Servicer during such related Due Period, (iii) the principal portion of all Insurance Proceeds, Released Mortgaged Property Proceeds and Net Liquidation Proceeds received during the related Due Period; (iv) an amount equal to the Unrecovered Class A Portion with respect to the related Sub-Pool; (v) the Class A Carry-Forward Amount with respect to the related Sub-Pool; (vi) (a) that portion of the purchase price (as indicated in Section 2.05(b)) actually received by the Trustee of any repurchased Mortgage Loan with respect to the related Sub-Pool which represents principal and (b) the principal portion of any Substitution Adjustments deposited in the Principal and Interest Account with respect to the related Sub-Pool as of the related Determination Date; (vii) any amounts recovered from the related Class 1A or Class 2A Certificateholders during the related Due Period that constituted a Monthly Payment on a related Mortgage Loan or an Advance with respect to the related Sub-Pool that was recovered as a Preference Amount by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a Final Order; and (viii) the amount, if any, by which (a) the Class 1A or Class 2A Principal Balance with respect to the related Class 1A or Class 2A Certificates immediately prior to such Remittance Date minus the amounts to be distributed on such Remittance Date pursuant to clauses (c)(i), (ii), (iii) and (iv) above and pursuant to Sections 6.06(c)(A)(X)(xvii) through (xxiii) with respect to Sub-Pool 1 or Section 6.06(c)(B)(X)(iv) with respect to Sub-Pool 2 and applied to reduce the related Class 1A or Class 2A Principal Balance, exceeds (b) the related Scheduled Class A Principal Balance for such Remittance Date as set forth in the related Principal Payment Table. As to the final Remittance Date in connection with the purchase by the Servicer of all the Mortgage Loans and REO Properties pursuant to Section 11.01, the amount of principal required to be distributed on such Remittance Date from available funds in respect of the related Class A Certificates, such amount being equal to the amount described in clause (b) of the immediately preceding sentence with respect to such Remittance Date.

            CLASS A REMITTANCE AMOUNT: For any Class of Class A Certificates and as to any Remittance Date, the sum of (i) the related Class A Principal Remittance Amount and (ii) the related Class A Interest Remittance Amount.

            CLASS R CERTIFICATE: A Certificate denominated as a Class R Certificate.

            CLASS R CERTIFICATEHOLDER: A Holder of a Class R Certificate.

            CLOSING DATE: December 19, 1996.

            CODE: The Internal Revenue Code of 1986.

            COMBINED LOAN-TO-VALUE RATIO OR CLTV: With respect to any Sub-Pool 1 Mortgage Loan, the sum of the original principal balance of such Sub-Pool 1 Mortgage Loan and the outstanding principal balance of any related First Lien as of the date of origination of the Sub-Pool 1 Mortgage Loan, divided by the lesser of (i) the value of the related Mortgaged Property based upon the appraisal made at the origination of the Sub-Pool 1 Mortgage Loan or (ii) the purchase price of the Mortgaged Property if the Sub-Pool 1 Mortgage Loan proceeds are used to purchase the Mortgaged Property.

            COMPENSATING INTEREST: As defined in Section 6.10.

            CROSS-OVER DATE: With respect to each Sub-Pool, the date on and after which the related Subordinated Amount is reduced to zero.

            CURTAILMENT: With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of four times the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency.

            CUSTODIAL AGREEMENT: The agreement for the retention of the Trustee's Mortgage Files initially in the form attached as Exhibit L.

            CUSTODIAN: The custodian appointed pursuant to a Custodial Agreement and Section 12.12, which is not affiliated with the Servicer or the Depositor which initially shall be LaSalle National Bank.

            CUT-OFF DATE: December 1, 1996.

            CUT-OFF DATE PRINCIPAL BALANCE: With respect to any Initial Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the close of business on the Cut-off Date.

            DEFINITIVE CERTIFICATES: As defined in Section 4.02(e).

            DELETED MORTGAGE LOAN: A Mortgage Loan replaced by a Qualified Substitute Mortgage Loan.

            DELINQUENCY CALCULATION AMOUNT: With respect to any Determination Date and with respect to Sub-Pool 1, the sum of:

                  (a) 5.375% of the aggregate Principal Balance of the Sub-Pool 1 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 30 to 59 days delinquent;

                  (b) 10.75% of the aggregate Principal Balance of the Sub-Pool 1 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 60 to 89 days delinquent;

                  (c) 21.5% of the aggregate Principal Balance of the Sub-Pool 1 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 90 or more days delinquent; and

                  (d) without duplication of the amounts determined under clauses (a), (b) and (c) above, 21.5% of the aggregate Principal Balance of all REO Property with respect to Sub-Pool 1 held by the Servicer as of the end of the last Business Day of the month preceding such Determination Date.

            With respect to any Determination Date and with respect to Sub-Pool 2, the sum of:

                  (a) 5.375% of the aggregate Principal Balance of the Sub-Pool 2 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 30 to 59 days delinquent;

                  (b) 10.75% of the aggregate Principal Balance of the Sub-Pool 2 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 60 to 89 days delinquent;

                  (c) 21.5% of the aggregate Principal Balance of the Sub-Pool 2 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 90 or more days delinquent; and

                  (d) without duplication of the amounts determined under clauses (a), (b) and (c) above, 21.5% of the aggregate Principal Balance of all REO Property with respect to Sub-Pool 2 held by the Servicer as of the end of the last Business Day of the month preceding such Determination Date.

            DEPOSIT PREMIUM: As defined in the Insurance Agreement.

            DEPOSITOR: Superior Bank FSB, a federally chartered stock savings bank, and any successor thereto.

            DEPOSITOR'S YIELD: For each Mortgage Loan, the prepayment penalties and premiums collected on such Mortgage Loan. The Depositor's Yield is retained by the Depositor and is not part of the Trust Fund.

            DEPOSITORY: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Class 1A and Class 2A Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            DETERMINATION DATE: The 22nd day of each month (or if such day is not a Business Day, the immediately following Business Day but in no event fewer than two Business Days prior to the Remittance Date immediately following such 22nd day).

            DIRECTLY OPERATE: With respect to any REO Property relating to a Sub-Pool 1 Multifamily Loan or Sub-Pool 1 Mixed Use Loan, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund REMIC other than through an independent contractor; provided, however, that the Trustee (or the Servicer or any Subservicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer or any Subservicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

            DISQUALIFIED ORGANIZATION: Any of the following (i) the United States or any possession thereof, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax, and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) any organization (except certain farmer's cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iv) rural electric and telephone cooperatives described in Section 1381 of the Code or (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to the Trustee that the holding of any ownership interest in a Residual Certificate by such Person may cause the Trust Fund REMIC or any Person having an ownership interest in any Class of Certificates, other than such Person, to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

            DUE DATE: The day of the month on which the Monthly Payment is due from the Mortgagor on a Mortgage Loan.

            DUE PERIOD: With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month in which such Remittance Date occurs and ending on the first day of the month in which such Remittance Date occurs.

            ELIGIBLE ACCOUNT: Either (A) a segregated account or accounts maintained with an institution whose deposits are insured by and held up to the limits insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the unsecured and uncollateralized debt obligations of which shall be rated "A" or better by S&P and A2 or better by Moody's and in one of the two highest short-term rating categories by S&P and the highest short term rating category by Moody's, and which is either (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Certificate Insurer, Moody's and S&P or (B) a trust account or accounts (which shall be a "special deposit account") maintained with the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity. Any Eligible Accounts maintained with the Trustee shall conform to the preceding clause (B).

            EVENT OF DEFAULT: As described in Section 10.01.

            EVENT OF NONPAYMENT: An event of nonpayment shall occur with respect to each Sub-Pool and with respect to any Remittance Date if (i) on or prior to the related CrossOver Date, the amounts remitted by the Servicer and available to the Trustee pursuant to Sections 5.04(i), 6.05(e), 6.09 and 6.10 (to the extent not included in 5.04(i)) for deposit in the related Certificate Account that are not subject to an automatic stay under Section 362 of the United States Bankruptcy Code pursuant to an order of a United States bankruptcy court of competent jurisdiction, plus the amount of any Net Excess Spread from the other Sub-Pool, plus the amount of any Excess Principal from the other Sub-Pool, plus any amounts on deposit in the related Reserve Account prior to the related Cross-Over Date, plus the amount to be paid pursuant to the last paragraph of
Section 6.06(c) (if any), will not, taken together, be sufficient to pay the sum of (x) all of the related Class A Remittance Amount (exclusive of any related Class A Carry-Forward Amount representing amounts previously paid to the related Class A Certificateholders as Insured Payments, or representing interest accrued in respect of such

Insured Payments) and (y) the related Monthly Premium to be withdrawn from the related Certificate Account to be paid to the Certificate Insurer pursuant to
Section 6.02(i) in respect of such Remittance Date, or (ii) after the related Cross-Over Date, the related Available Remittance Amount remitted by the Servicer to the Trustee pursuant to Section 5.04(i) plus that additional portion of the Amount Available constituting Excess Spread available to pay the related Class A Interest Remittance Amount pursuant to Sections 6.06(c)(A)(Y)(i) through
(vii) with respect to Sub-Pool 1, and Section 6.06(c)(B)(Y)(i) with respect to Sub-Pool 2, the amounts remitted by the Servicer to the Trustee pursuant to Sections 6.05(e), 6.09 and 6.10 (to the extent not included in 5.04(i)) for deposit in the related Certificate Account that are not subject to an automatic stay under Section 362 of the United States Bankruptcy Code pursuant to an order of a United States bankruptcy court of competent jurisdiction, will not, taken together, be sufficient to pay the sum of (x) all of the related Class A Remittance Amount (exclusive of any related Class A Carry-Forward Amount representing amounts previously paid to the related Class A Certificateholders, as Insured Payments, or representing interest accrued in respect of such Insured Payments) and (y) the related Monthly Premium to be withdrawn from the related Certificate Account to be paid to the Certificate Insurer pursuant to Section 6.02(i) in respect of such Remittance Date, or (iii) the sum of all Realized Losses with respect to such Sub-Pool since the Closing Date exceeds 75% of the related Subordinated Amount as of February 25, 1997.

            EXCESS PAYMENTS: With respect to a Due Period, any principal amounts received on a Mortgage Loan in excess of the principal amount included in the Monthly Payment due on the Due Date in such Due Period which does not constitute either a Curtailment or a Principal Prepayment.

            EXCESS PRINCIPAL: With respect to any Sub-Pool and for a particular Remittance Date, the lesser of (i) the portion, if any, of the Available Principal Amount for such Sub-Pool that is not required to be included in the related Class A Principal Remittance Amount for such Sub-Pool for such Remittance Date as a result of the application of clause (a) of the definition of Class A Principal Remittance Amount and (ii) the amount of such portion described in clause (i) remaining after the application of the related Available Remittance Amount to cover the Required Payments for such Sub-Pool.

            EXCESS PROCEEDS: With respect to any Mortgage Loan (including a Mortgage Loan as to which the related Mortgaged Property has become an REO Property) that became a Liquidated Mortgage Loan during any Due Period, the excess, if any, of (a) the total Net Liquidation Proceeds received in respect thereof during such Due Period, over (b) the Principal Balance of such Mortgage Loan as of the date such Mortgage Loan became a Liquidated Mortgage Loan plus interest thereon at the Mortgage Rate from the date through which interest was last paid by the Mortgagor or advanced by the Servicer to but not including the Due Date in such Due Period.

            EXCESS SPREAD: With respect to Sub-Pool 1 and for a particular Remittance Date, the sum of (a) the excess of (x) all payments received or advanced on account of interest on the Sub-Pool 1 Mortgage Loans during the related Due Period over (y) the sum of (i) the Class 1A Interest Remittance Amount for such Remittance Date, (ii) the Sub-Pool 1 Annual Trustee Expense Amount for such Remittance Date, (iii) the Monthly Premium for such Remittance Date and (iv) the Servicing Fee for such Remittance Date and (b) with respect to the January 27, 1997 and February 25, 1997 Remittance Dates, Excess Spread shall also include an amount to be determined by the Certificate Insurer and deposited into the Sub-Pool 1 Interest Coverage Account by the Depositor on the Closing Date.

            With respect to Sub-Pool 2 and for a particular Remittance Date, the sum of (a) the excess of (x) all payments received or advanced on account of interest on the Sub-Pool 2 Mortgage Loans during the related Due Period over (y) the sum of (i) the Class 2A Interest Remittance Amount for such Remittance Date,
(ii) the Sub-Pool 2 Annual Trustee Expense Amount for such Remittance Date,
(iii) the Monthly Premium for such Remittance Date and (iv) the Servicing Fee for such Remittance Date and (b) with respect to the January 27, 1997 and February 25, 1997 Remittance Dates, Excess Spread shall also include an amount to be determined by the Certificate Insurer and deposited into the Sub-Pool 2 Interest Coverage Account by the Depositor on the Closing Date.

            FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation and any successor thereto.

            FIDELITY BOND: As described in Section 5.09.

            FINAL ORDER: As defined in Section 6.06(b).

            FIRST LIEN: With respect to any Sub-Pool 1 Mortgage Loan which is secured by a second priority lien, the Mortgage Loan relating to the corresponding Mortgaged Property having a first priority lien.

            FNMA: The Federal National Mortgage Association and any successor thereto.

            FUNDING PERIOD: With respect to each Sub-Pool, the period beginning on the Closing Date and ending on the earlier of the date on which (a) the amount on deposit in the related Pre-Funding Account is zero or (b) the close of business on February 14, 1997.

            GROSS MARGIN: With respect to each Sub-Pool 2 Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note to be added to the related Index to determine the Mortgage Rate on each Adjustment Date, and which is set forth in the related Mortgage Loan Schedule.

            INDEX: With respect to the Sub-Pool 2 Mortgage Loans, the index for the adjustment of the Mortgage Rate set forth as such in the related Mortgage Note, such index being either (i) the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as published in the Federal Reserve Statistical Release H.15 (519), as most recently announced as of a date 45 days preceding such Mortgage Loan's Adjustment Date (the "One-Year Treasury Index") or (ii) the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market as published in The Wall Street Journal "Money Rates" table, and as most recently available as of the date 45 days before such Mortgage Loan Adjustment Date if such date falls on a Friday or, if such date does not fall on a Friday, then as most recently available as of the Friday immediately preceding the date 45 days before each such Mortgage Loan Adjustment Date (the "Six-Month LIBOR Index"). If the applicable Index becomes unavailable, the Servicer, on behalf of the Trustee, will select an alternative index for mortgage loans on single family residential properties, based upon comparable information, over which it has no control and which is readily verifiable by mortgagors.

            INDEPENDENT PERSON: When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Servicer and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor or the Servicer or any Affiliate thereof, and (c) is not connected with the Depositor or the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor or the Servicer or any Affiliate thereof solely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor or the Servicer or any Affiliate thereof, as the case may be.

            INITIAL ADJUSTMENT DATE: With respect to each Sub-Pool 2 Mortgage Loan, the first adjustment date following the origination of such Mortgage Loan.

            INITIAL MORTGAGE RATE: With respect to each Sub-Pool 2 Mortgage Loan, the Mortgage Rate in effect prior to the Initial Adjustment Date.

            INITIAL MORTGAGE LOAN: A Mortgage Loan assigned and transferred to the Trustee on the Closing Date.

            INITIAL MORTGAGE LOANS: Collectively, the Initial Mortgage Loans.

            INITIAL RESERVE ACCOUNT DEPOSIT: With respect to each Sub-Pool, the amount, if any, deposited by the Depositor in the related Reserve Account on the Closing Date pursuant to Section 6.14, which amount is $389,000 for Sub-Pool 1, and $1,501,555 for Sub-Pool 2.

            INSURANCE AGREEMENT: The agreement dated as of the Closing Date by and among the Certificate Insurer, the Depositor, the Servicer and the Trustee, as amended from time to time by the parties thereto, relating to, among other things, the Premium Percentage.

            INSURANCE PROCEEDS: Proceeds paid to the Trustee or the Servicer by any insurer (except the Certificate Insurer) or by the Servicer pursuant to a deductible clause under a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans pursuant to Section 5.08, in either event pursuant to any insurance policy covering a Mortgage Loan, Mortgaged Property, or REO Property or any other insurance policy net of any expenses which are incurred by the Servicer or the Trustee in connection with the collection of such proceeds and not otherwise reimbursed to the Servicer, other than proceeds to be applied to the restoration or repair of the Mortgaged Property, or released to the Mortgagor in accordance with customary first and second mortgage servicing procedures in the case of Sub-Pool 1 Mortgage Loans and customary first mortgage servicing procedures in the case of Sub-Pool 2 Mortgage Loans.

            INSURED PAYMENT: With respect to each Sub-Pool and as of each Remittance Date, the amount, if any, by which (1) the related Class A Remittance Amount (excepting clause (c)(vi) of the definition of Class A Principal Remittance Amount to the extent such amount is due but not paid by the Depositor) exceeds (2) the sum of (a) the related Available Remittance Amount (minus the related Monthly Premium withdrawable from the related Certificate Account to be paid to the Certificate Insurer pursuant to Section 6.02(i)), plus
(b) (I), if such Remittance Date is prior to the related Cross-Over Date, the lower of (X) the Excess Spread deposited into the related Certificate Account pursuant to Section 5.04(i) as of such Remittance Date, plus the Net Excess Spread from the other Sub-Pool, if any, plus Excess Principal from the other Sub-Pool, if any, and (Y) the related Subordinated Amount, or (II), if such Remittance Date is on or after the related Cross-Over Date, that additional portion of the Amount Available constituting Excess Spread with respect to the related Sub-Pool available to pay the related Class A Interest Remittance Amount pursuant to Sections 6.06(c)(A)(Y)(i) through (vii) with respect to Sub-Pool 1 and Section 6.06(c)(B)(Y)(i) with respect to Sub-Pool 2, plus (c) any amount transferred from the related Reserve Account to the related Certificate Account pursuant to Section 6.14(c), plus (d) the aggregate amount of any previous Insured Payments for which the Certificate Insurer has not been reimbursed pursuant to Section 6.06(b), together with that portion of the amounts described in the preceding clause (1) that represents interest accrued in respect of such Insured Payments in accordance with the definition of Class A Carry-Forward Amount; provided, however, that the determination of Insured Payments shall not be affected in any way by any recharacterization of the transactions contemplated by this Agreement as a financing in any bankruptcy, insolvency or similar proceeding to which the Depositor may be subject and the related Available Remittance Amount shall for the purpose of this definition be deemed to be decreased by the amount thereof that has been deposited in the related Certificate Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code.

            INTEREST COVERAGE ACCOUNT: With respect to each Sub-Pool, the Account established and maintained pursuant to Section 6.13, which must be an Eligible Account. With respect to Sub-Pool 1, the Interest Coverage Account shall be known as the Sub-

Pool 1 Interest Coverage Account and with respect to Sub-Pool 2, the Interest Coverage Account shall be known as the Sub-Pool 2 Interest Coverage Account.

            INTEREST COVERAGE ADDITION: With respect to the related Sub-Pool and as to any Remittance Date, the sum of the amounts described in Sections 6.13(b) and 6.13(c).

            INTEREST COVERAGE AMOUNT: With respect to each Sub-Pool, the amount to be paid by the Depositor to the Trustee for deposit into the related Interest Coverage Account pursuant to Section 6.12(a) on the Closing Date, which amount is $1,096,415.51 for Sub-Pool 1, and $779,811.33 for Sub-Pool 2.

            LIQUIDATED MORTGAGE LOAN: Any defaulted Mortgage Loan or REO Property as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to recover have been recovered from or on account of such Mortgage Loan or REO Property.

            LIQUIDATION PROCEEDS: Any cash amounts received in connection with the liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale, REO Disposition or otherwise, and any other amounts required to be deposited in the Principal and Interest Account pursuant to Section 5.10.

            LOAN-TO-VALUE RATIO: The fraction, expressed as a percentage, the numerator of which is the original Principal Balance of the related Mortgage Loan and the denominator of which is the Appraised Value at the time of origination of the related Mortgaged Property.

            MAJORITY CERTIFICATEHOLDERS: With respect to Sub-Pool 1, the Class 1A Majority Certificateholders possessing Voting Rights in excess of 51% in the aggregate. With respect to Sub-Pool 2, the Class 2A Majority Certificateholders possessing Voting Rights in excess of 51% in the aggregate.

            MAXIMUM MORTGAGE RATE: With respect to each Sub-Pool 2 Mortgage Loan, the maximum rate of interest set forth in the related Mortgage Note.

            MINIMUM MORTGAGE RATE: With respect to each Sub-Pool 2 Mortgage Loan, the minimum rate of interest set forth in the related Mortgage Note.

            MIXED USE PROPERTY: With respect to Sub-Pool 1 Mortgage Loans, a property which consists of a mixed residential and commercial structure.

            MONTHLY ADVANCE: An advance made by the Servicer pursuant to Section 6.09.

            MONTHLY PAYMENT: The scheduled monthly payment of principal and/or interest required to be made by a Mortgagor on the related Mortgage Loan, as set forth in the related Mortgage Note.

            MONTHLY PREMIUM: With respect to each Sub-Pool, the monthly premium payable to the Certificate Insurer equal to the product of (i) one-twelfth the then applicable Premium Percentage and (ii) the then outstanding related Class 1A Principal Balance or Class 2A Principal Balance.

            MOODY'S: Moody's Investors Service, Inc. or any successor thereto.

            MORTGAGE: The mortgage, deed of trust, Land Trust Mortgage or other instrument creating a first or second lien in accordance with applicable law on a Mortgaged Property.

            MORTGAGE FILE: As described in Exhibit A annexed hereto.

            MORTGAGE IMPAIRMENT INSURANCE POLICY: As described in Section 5.08.

            MORTGAGE LOAN: An individual mortgage loan which is assigned and transferred to the Trustee pursuant to this Agreement or a Subsequent Transfer Instrument, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom, the Mortgage Loans originally subject to this Agreement being identified on the Mortgage Loan Schedule annexed hereto as Exhibits H-1 and H-2. As applicable, Mortgage Loan shall be deemed to refer to the related REO Property.

            MORTGAGE LOAN SCHEDULE: With respect to each Sub-Pool, the schedule of Mortgage Loans attached hereto as Exhibit H-1 or H-2, as supplemented by each schedule of Subsequent Mortgage Loans attached to a Subsequent Transfer Instrument, as such schedule may be amended or supplemented from time to time, such schedule identifying each Mortgage Loan by address of the Mortgaged Property and the name of the Mortgagor and setting forth as to each Mortgage Loan the following information: (i) the Principal Balance as of the Cut-off Date or Subsequent Cut-off Date, (ii) the account number, (iii) the original principal amount, (iv) the Loan-to-Value Ratio or Combined Loan-to-Value Ratio, as the case may be, as of the date of origination of the related Mortgage Loan,
(v) the Due Date, (vi) the first date on which a Monthly Payment is due under the Mortgage Note, (vii) the Monthly Payment, (viii) the maturity date of the related Mortgage Note, (ix) the remaining number of months to maturity as of the Cut-off Date or Subsequent Cut-off Date, (x) the applicable Mortgaged Property State, (xi) the current Mortgage Rate and (xii) with respect to the Sub-Pool 2 Mortgage Loans only: (1) the Gross Margin, (2) the next Adjustment Date after the Cut-off Date, (3) the Maximum Mortgage Rate, (4) the Minimum Mortgage Rate and (5) the Index.

            MORTGAGE NOTE: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

            MORTGAGE RATE: With respect to each Sub-Pool 1 Mortgage Loan, the fixed annual rate of interest borne by the related Mortgage Note, as shown on the related Mortgage Loan Schedule. With respect to each Sub-Pool 2 Mortgage Loan, the annual rate of interest borne by the related Mortgage Note from time to time.

            MORTGAGED PROPERTY: A Single Family Property, Multifamily Property or Mixed Use Property which secures a Mortgage Loan.

            MORTGAGOR: The obligor on a Mortgage Note.

            MULTIFAMILY PROPERTY: With respect to Sub-Pool 1 Mortgage Loans, a residential property consisting of five or more dwelling units.

            NET EXCESS AMOUNT AVAILABLE: With respect to any Sub-Pool and for a particular Remittance Date, the sum of (i) the Available Remittance Amount for such Sub-Pool (reduced by the related Monthly Premium to be paid to the Certificate Insurer pursuant to Section 6.04) and (ii) any Insured Payments with respect to such Sub-Pool.

            NET EXCESS PRINCIPAL: With respect to any Sub-Pool and for a particular Remittance Date, the Excess Principal for such Sub-Pool remaining after the application thereof to cover an Available Funds Shortfall with respect to the other Sub-Pool.

            NET EXCESS SPREAD: With respect to any Sub-Pool and for a particular Remittance Date, the Excess Spread for such Sub-Pool remaining after the application thereof to cover an Available Funds Shortfall with respect to such Sub-Pool.

            NET LIQUIDATION PROCEEDS: Liquidation Proceeds net of (i) any reimbursements to the Servicer made therefrom pursuant to Section 5.04(ii) and
(ii) any related accrued and unpaid Annual Trustee Expense Amounts as of the date on which such Liquidation Proceeds were received.

            NET MORTGAGE RATE: With respect to each Sub-Pool 2 Mortgage Loan, and at any time, the per annum rate equal to the related Mortgage Rate less the Servicing Fee Rate.

            NONRECOVERABLE ADVANCES: With respect to any Mortgage Loan, (i) any Servicing Advance or Monthly Advance previously made and not reimbursed from late collections pursuant to Section 5.04, or (ii) a Servicing Advance proposed to be made in respect of a Mortgage Loan or REO Property which, in the good faith business judgment of the Servicer would not be ultimately recoverable from late collections, Released Mortgaged Property Proceeds, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property.

            NON-UNITED STATES PERSON: Any Person other than a United States Person.

            NOTICE: As defined in Section 6.06(b).

            OFFICER'S CERTIFICATE: A certificate delivered to the Trustee signed by the President or an Executive Vice President or a Senior Vice President or a Vice President or an Assistant Vice President of either the Depositor or the Servicer, as required by this Agreement.

            ONE-MONTH LIBOR: With respect to the Class 1A-1 and Class 2A Certificates, as determined by the Trustee on the second Business Day preceding the beginning of each Accrual Period, the London interbank offered rate for the relevant Accrual Period for one-month U.S. dollar deposits for a term equal to the relevant Accrual Period as such rates appear on Telerate Page 3750, as of 11:00 a.m. (London time) on such date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to banks in the London interbank market for a term equal to the relevant Accrual Period. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a term equal to the relevant Accrual Period.

            OPINION OF COUNSEL: A written opinion of counsel, who may, without limitation, be counsel for the Servicer, reasonably acceptable to the Trustee and experienced in matters relating to the subject of such opinion; except that any opinion of counsel relating to (a) the qualification of the Trust Fund REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of counsel who (i) does not have any direct financial interest or any material indirect financial interest in the Servicer or in any Person known to a Responsible Officer of the Trustee to be an Affiliate thereof and (ii) is not connected with the Servicer as an officer, employee, director or person performing similar functions.

            ORIGINAL CLASS 1A PRINCIPAL BALANCE: $125,000,000.

            ORIGINAL CLASS 1A-1 PRINCIPAL BALANCE: $52,000,000.

            ORIGINAL CLASS 1A-2 PRINCIPAL BALANCE: $14,000,000.

            ORIGINAL CLASS 1A-3 PRINCIPAL BALANCE: $14,500,000.

            ORIGINAL CLASS 1A-4 PRINCIPAL BALANCE:  $10,500,000.

            ORIGINAL CLASS 1A-5 PRINCIPAL BALANCE: $11,500,000.

            ORIGINAL CLASS 1A-6 PRINCIPAL BALANCE: $12,500,000.

            ORIGINAL CLASS 1A-7 PRINCIPAL BALANCE: $10,000,000.

            ORIGINAL CLASS 2A PRINCIPAL BALANCE: $95,000,000.

            ORIGINAL POOL PRINCIPAL BALANCE: $139,998,109.91, equal to the sum of the Original Sub-Pool 1 Principal Balance and the Original Sub-Pool 2 Principal Balance.

            ORIGINAL PRE-FUNDED AMOUNT: With respect to each Sub-Pool, the amount deposited by the Depositor in the related Pre-Funding Account on the Closing Date, which amount is $45,083,647.07 for Sub-Pool 1, and $36,906,502.34 for Sub-Pool 2.

            ORIGINAL SUB-POOL PRINCIPAL BALANCE: Either the Original Sub-Pool 1 Principal Balance or the Original Sub-Pool 2 Principal Balance, as applicable.

            ORIGINAL SUB-POOL 1 PRINCIPAL BALANCE: The aggregate Cut-off Date Principal Balances of the Sub-Pool 1 Initial Mortgage Loans, which amount is equal to $79,916,352.93.

            ORIGINAL SUB-POOL 2 PRINCIPAL BALANCE: The aggregate Cut-off Date Principal Balances of the Sub-Pool 2 Initial Mortgage Loans, which amount is equal to $60,081,756.98.

            OVERCOLLATERALIZATION AMOUNT: With respect to any Sub-Pool and for a particular Remittance Date, the excess, if any, of (i) the sum of (a) the related Sub-Pool Principal Balance, (b) the related Pre-Funded Amount and (c) the amount, if any, on deposit in the related Reserve Account as of the close of business on the last day of the related Due Period over (ii) the related Class A Principal Balance after giving effect to distributions of the related Class A Principal Remittance Amount for such Sub-Pool on such Remittance Date.

            OWNER-OCCUPIED MORTGAGED PROPERTY: A Residential Dwelling that the related Mortgagor represented an intent to occupy as such Mortgagor's primary, secondary or vacation residence at the origination of the Mortgage Loan.

            PAYING AGENT: Initially, the Trustee, and thereafter, the Trustee or any other Person that meets the eligibility standards for the Paying Agent specified in Section 14.13 and is authorized by the Trustee to make payments on the Certificates on behalf of the Trustee.

            PERCENTAGE INTEREST: With respect to a Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7 or Class 2A Certificate, the portion of the Class evidenced by such Certificate, expressed as a percentage rounded to four decimal places, equivalent to a fraction the numerator of which is the denomination represented by such Certificate and the denominator of which is the Original Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7 or Class 2A Principal Balance, as applicable. With respect to the Class R Certificates, the portion of the Class evidenced by such Certificate as stated on the face thereof; provided, however, that no more than 100% Percentage Interests in the Class R Certificates shall be outstanding at any one time.

            PERIODIC RATE CAP: With respect to each Sub-Pool 2 Mortgage Loan, the provision in each Mortgage Note that limits permissible increases and decreases in the Mortgage Rate on any Adjustment Date, (i) with respect to the Sub-Pool 2 Mortgage Loans with a One-Year Treasury Index, to not more than two percentage points, and (ii) with respect to the Sub-Pool 2 Mortgage Loans with a Six-Month LIBOR Index (the "Six-Month LIBOR Loans"), to not more than one percentage point, or, with respect to the Six-Month LIBOR Loans which are subject to an adjustment after an initial twenty-four month period, increase to not more than two percentage points on the initial Adjustment Date only.

            PERMITTED INSTRUMENTS: As used herein, Permitted Instruments shall include the following:

            (i) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, FHLMC senior debt obligations, and FNMA senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

            (ii) federal funds, certificates of deposit, time and demand deposits and banker's acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof (in each case having maturities of less than 365 days), provided that the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated "A-1" or better by S&P and Prime-1 by Moody's;

            (iii) deposits of any bank or savings and loan association, provided that the long-term unsecured debt obligations of such bank or savings and loan association have been rated Baa3 or better by Moody's or "BBB-" or better by S&P and which has combined capital, surplus and undivided profits of at least $3,000,000, which deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC;

            (iv) commercial paper (having original maturities of not more than 180 days) or demand notes rated "A-1" or better by S&P and Prime-1 by Moody's and issued by an entity having a long-term rating of A2 or better by Moody's;

            (v) investments in money market funds rated "AAAm" or "AAAm-G" by S&P and Aaa by Moody's; and

            (vi) investments approved by S&P, Moody's and the Certificate Insurer in writing delivered to the Trustee;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par.

            PERMITTED TRANSFEREE: Any transferee of a Class R Certificate other than a Disqualified Organization or Non-United States Person.

            PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

            POOL PRINCIPAL BALANCE: As of any date of determination, the aggregate of the Sub-Pool 1 Principal Balance and the Sub-Pool 2 Principal Balance.

            PREFERENCE AMOUNT: As defined in Section 6.06(b).

            PRE-FUNDED AMOUNT: With respect to each Sub-Pool and with respect to any Determination Date, the amount on deposit in the related Pre-Funding Account.

            PRE-FUNDING ACCOUNT: With respect to each Sub-Pool, the account established and maintained pursuant to Section 6.12. With respect to Sub-Pool 1, the Pre-Funding Account shall be known as the Sub-Pool 1 Pre-Funding Account and with respect to Sub-Pool 2, the Pre-Funding Account shall be known as the Sub-Pool 2 Pre-Funding Account.

            PREMIUM PERCENTAGE: With respect to each Sub-Pool and as of any Remittance Date, the percentage designated as such in the Insurance Agreement.

            PREPAYMENT ASSUMPTION: With respect to Sub-Pool 1, 2% per annum of the then outstanding principal balance of the Sub-Pool 1 Mortgage Loans in the first month of the life of the Sub-Pool 1 Mortgage Loans, and an additional 1% per annum in each month thereafter until the twenty-first month and in each month thereafter during the life of the Sub-Pool 1 Mortgage Loans, 22% per annum each month. With respect to Sub-Pool 2, an assumed constant rate of prepayment equal to 24% per annum.

            PRINCIPAL AND INTEREST ACCOUNT: With respect to each Sub-Pool, the principal and interest account established by the Servicer pursuant to Section
5.03. With respect to Sub-Pool 1, the Principal and Interest Account shall be known as the Sub-Pool 1 Principal and Interest Account and with respect to Sub-Pool 2, the Principal and Interest Account shall be known as the Sub-Pool 2 Principal and Interest Account.

            PRINCIPAL BALANCE: With respect to any Mortgage Loan or related REO Property, at any date of determination, (i) the Cut-off Date Principal Balance of such Mortgage Loan (or the principal balance outstanding as of the Subsequent Cut-off Date with respect to a Subsequent Mortgage Loan or as of the applicable substitution date with respect to a Qualified Substitute Mortgage Loan), after application of principal payments received on or before such Cut-off Date (or on or before such Subsequent Cut-off Date or substitution date), minus (without duplication) (ii) the sum of (a) the principal portion of the Monthly Payments received during each Due Period ending prior to the most recent Remittance Date and deposited in the related Principal and Interest Account pursuant to Section 5.03, and (b) all Principal Prepayments, Curtailments, Excess Payments, Insurance Proceeds, Net Liquidation Proceeds, Released Mortgaged Property Proceeds and net income from any REO Property to the extent applied by the Servicer as recoveries of principal, which were distributed pursuant to Section
6.06 on any previous Remittance Date. The Principal Balance of any Liquidated Mortgage Loan in the month following the month in which such loan became a Liquidated Mortgage Loan is zero.

            PRINCIPAL PAYMENT TABLE: The table with respect to each Sub-Pool set forth as Exhibit P.

            PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date which is intended to satisfy a Mortgage Loan in full.

            PROPOSED SUBSEQUENT MORTGAGE LOAN SCHEDULE: With respect to each Sub-Pool, the proposed schedule of mortgage loans or potential mortgage loans from which the majority of the Subsequent Mortgage Loans will be obtained, attached hereto as Exhibit R.

            PROSPECTUS: The prospectus and prospectus supplement, as supplemented, prepared by the Depositor in connection with the initial issuance and sale of the Class 1A and Class 2A Certificates.

            PURCHASE PRICE: As defined in Section 5.11.

            QUALIFIED MORTGAGE: "Qualified Mortgage" shall have the meaning set forth from time to time in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto).

            QUALIFIED SUBSTITUTE MORTGAGE LOAN: A Mortgage Loan substituted by the Depositor for a Deleted Mortgage Loan pursuant to Section 2.05 or 3.03, which,

            (A) with respect to any Sub-Pool 1 Mortgage Loan, (i) has a fixed mortgage interest rate of not less than (and not more than two percentage points higher than) the Mortgage Rate of the Deleted Mortgage Loan; (ii) relates to the same type of Residential Dwelling as the Deleted Mortgage Loan and has the same lien priority as the Deleted Mortgage Loan; (iii) has a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (iv) has a Loan-to-Value Ratio, or a Combined Loan-to-Value Ratio, as the case may be, no higher than that of the Deleted Mortgage Loan; (v) has a principal balance (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Mortgage Loan as of such date; (vi) satisfies the criteria set forth from time to time in the definition of "qualified replacement mortgage" at Section 860G(a)(4) of the Code (or any successor statute thereto); (vii) has the same or lower credit risk, as measured by credit risk category, under the Depositor's underwriting guidelines; and (viii) complies with each representation and warranty set forth in Sections 3.01, 3.02(a) and 3.02(b), and

            (B) with respect to any Sub-Pool 2 Mortgage Loan, (i) has a Maximum Mortgage Rate no lower than (and not more than two percentage points higher than) the Maximum Mortgage Rate of the Deleted Mortgage Loan, and has a Minimum Mortgage Rate no lower than (and not more than one percentage point higher than) the Minimum Mortgage Rate of the Deleted Mortgage Loan; (ii) has the same Index and Periodic Rate Cap as that of the Deleted Mortgage Loan and a Gross Margin not less than that of the Deleted Mortgage Loan and, if Mortgage Loans equal to 1% or more of the Pool Stated Principal Balance of the Mortgage Loans as of the Cut-off Date have become Deleted Mortgage Loans, not more than two percentage points more than that of the Deleted Mortgage Loan; (iii) shall be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iv) has a principal balance (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Mortgage Loan as of such date; (v) has a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (vi) has a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (vii) satisfies the criteria set forth from time to time in the definition of "qualified replacement mortgage" at
      Section 860G(a)(4) of the Code (or any successor statute thereto); (viii) has the same or lower credit risk, as measured by credit risk category, under the Depositor's underwriting guidelines; (ix) has a Net Mortgage Rate (net of any portion of the interest on such Mortgage Loan that may be retained by the Depositor) within two percentage points of that of the Deleted Mortgage Loan; and (x) complies with each representation and warranty set forth in Sections 3.01, 3.02(a) and 3.02(c).

            REALIZED LOSS: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or greater than the related Principal Balance as of the date of liquidation) equal to the outstanding Principal Balance of such Mortgage Loan as of the date of liquidation minus that portion of Net Liquidation Proceeds actually distributed to Class A Certificateholders pursuant to Section 6.06(c) in respect of such Liquidated Mortgage Loan.

            RECORD DATE: The Business Day immediately preceding the related Remittance Date, with respect to the Class 1A-1 Certificates and the Class 2A Certificates, and the last Business Day of the month immediately preceding the month of the related Remittance Date, with respect to all other Classes of Certificates.

            REFERENCE BANKS: Such leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

            REIMBURSABLE AMOUNTS: As of any date of determination, an amount payable to the Servicer or the Depositor with respect to (i) Monthly Advances and Servicing Advances not previously reimbursed and (ii) any advances reimbursable pursuant to Section 9.01 and not previously reimbursed pursuant to
Section 6.03(c) or 6.06(c).

            RELEASED MORTGAGED PROPERTY PROCEEDS:  As to any Mortgage
Loan, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which are not released to the Mortgagor in accordance with applicable law, customary mortgage servicing procedures and this Agreement.

            REMAINING NET EXCESS SPREAD: With respect to any Sub-Pool and for a particular Remittance Date, the Net Excess Spread for such Sub-Pool remaining after the application thereof to cover an Available Funds Shortfall with respect to the other Sub-Pool.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, and any related provisions and proposed, temporary and final Treasury regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

            REMITTANCE DATE: The 25th day of any month or if such 25th day is not a Business Day, the first Business Day immediately following, commencing on January 27, 1997.

            RENTS FROM REAL PROPERTY: With respect to any REO Property relating to a Sub-Pool 1 Multifamily Loan or Sub-Pool 1 Mixed Use Loan gross income of the character described in Section 856(d) of the Code.

            REO DISPOSITION: The final sale of a Mortgaged Property acquired in foreclosure or by deed in lieu of foreclosure.

            REO PROPERTY: As defined in Section 5.10.

            REQUIRED OVERCOLLATERALIZATION AMOUNT: With respect to any Sub-Pool, the Overcollateralization Amount required by the Certificate Insurer at any time and set forth in the Insurance Agreement with respect to each Sub-Pool.

            REQUIRED PAYMENTS: With respect to any Sub-Pool and for a particular Remittance Date, the amount required to pay the Class A Interest Remittance Amount with respect to all Classes of Class A Certificates, the Class A Principal Remittance Amount with respect to all Classes of Class A Certificates, the related Annual Trustee Expense Amount and the related Monthly Premium to be paid to the Certificate Insurer pursuant to Section 6.04.

            RESERVE ACCOUNT: With respect to each Sub-Pool, and as required by the Certificate Insurer, the Account established and maintained pursuant to
Section 6.14, which must be an Eligible Account. With respect to Sub-Pool 1, the Reserve Account shall be known as the Sub-Pool 1 Reserve Account and with respect to Sub-Pool 2, the Reserve Account shall be known as the Sub-Pool 2 Reserve Account.

            RESIDENTIAL DWELLING: A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development.

            RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer assigned to the Asset-Backed Securities Trust Services Department (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above officers and having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Depositor or the Servicer, the President or any Executive Vice President, Senior Vice President, Vice President, Assistant Vice President, or any Secretary or Assistant Secretary, or any Treasurer or Assistant Treasurer.

            SERIES: 1996-4.

            SERVICER: Lee Servicing Company, a division of Superior Bank FSB, or any successor appointed as provided herein.

            SERVICER'S CERTIFICATE: As defined in Section 6.08.

            SERVICER'S MONTHLY REMITTANCE REPORT: A report prepared by the Servicer substantially in the form of Exhibit Q.

            SERVICING ADVANCES: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, including without limitation advances in respect of real estate taxes and assessments and insurance premiums on fire, hazard and flood insurance policies, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of an REO Property, (iv) compliance with the obligations under Sections 5.01(e), 5.02, 5.05, 5.07, 5.15 and Article XIII, which Servicing Advances are reimbursable to the Servicer to the extent provided in this Agreement and (v) in connection with the liquidation of a Sub-Pool 1 Mortgage Loan, expenditures relating to the purchase or maintenance of the First Lien pursuant to Section 5.14, for all of which costs and expenses the Servicer is entitled to reimbursement in accordance with this Agreement. Notwithstanding anything herein to the contrary, no Servicing Advance shall be required to be made hereunder if such Servicing Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate delivered to the Certificate Insurer, the Depositor and the Trustee no later than the Business Day following such determination.

            SERVICING COMPENSATION: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 7.03.

            SERVICING FEE: As to each Mortgage Loan (including any Mortgage Loan as to which the related Mortgaged Property has become REO Property), the annual fee payable to the Servicer. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan and shall be computed by multiplying (i) the principal balance on which interest accrues on the Mortgage Loan by (ii) the Servicing Fee Rate and by further multiplying the product thereof by (iii) a fraction, the numerator of which is the number of days in the period elapsed since the date to which interest was last paid by the Mortgagor or advanced by the Servicer and the denominator of which is the number of days in the annual period for which interest accrues on the related Mortgage Loan. The Servicing Fee is payable solely from the interest portion of (i) Monthly Payments, (ii) Liquidation Proceeds, (iii) Insurance Proceeds or (iv) Released Mortgaged Property Proceeds collected by the Servicer, or as otherwise provided in Section 5.04. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.

            SERVICING FEE RATE: 0.65% per annum.

            SERVICING OFFICER: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished on the Closing Date to the Trustee and the Certificateholders by the Servicer, as such list may from time to time be amended.

            SINGLE FAMILY PROPERTY: A one- to-four family residential property or individual condominium unit.

            S&P: Standard & Poor's Ratings Services, A Division of the McGraw-Hill Companies, Inc., or any successor thereto.

            SPECIAL POWER OF ATTORNEY: As defined in Section 2.04(f).

            STARTUP DAY: The day designated as such pursuant to Section 13.01.

            SUB-POOL: Either Sub-Pool 1 or Sub-Pool 2.

            SUB-POOL FACTOR: With respect to each Sub-Pool and as of any date of calculation, the related Sub-Pool Principal Balance after giving effect to the distributions to be made on the related Remittance Date as of such date divided by the sum of the Original Sub-Pool Principal Balance with respect to such Sub-Pool and the Principal Balances of all Subsequent Mortgage Loans with respect to such Sub-Pool as of the Subsequent Cut-off Date.

            SUB-POOL PRINCIPAL BALANCE: Either the Sub-Pool 1 Principal Balance or the Sub-Pool 2 Principal Balance.

            SUB-POOL 1: (i) the Sub-Pool 1 Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all proceeds thereof, (ii) such assets as from time to time are identified as REO Property with respect to Sub-Pool 1 or are deposited in the Sub-Pool 1 Certificate Account, Sub-Pool 1 Principal and Interest Account, Sub-Pool 1 Trustee Expense Account, Sub-Pool 1 Pre-Funding Account, Sub-Pool 1 Interest Coverage Account or Sub-Pool 1 Reserve Account, including any amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Sub-Pool 1 Mortgage Loans required to be maintained pursuant to this Agreement and any Insurance Proceeds with respect thereto, (iv) the Certificate Insurance Policy,
(v) Liquidation Proceeds with respect to Sub-Pool 1 Mortgage Loans and (vi) Released Mortgaged Property Proceeds with respect to Sub-Pool 1 Mortgage Loans. The Depositor's Yield and amounts received after the Cut-off Date in the case of the Sub-Pool 1 Initial Mortgage Loans, or after a Subsequent Cut-off Date in the case of the Sub-Pool 1 Subsequent Mortgage Loans, in respect of interest accrued on the Sub-Pool 1 Mortgage Loans on or prior to the Cut-off Date, or a Subsequent Cut-off Date, as the case may be, do not constitute part of Sub-Pool 1.

            SUB-POOL 1 CERTIFICATE ACCOUNT: The Certificate Account with respect to Sub-Pool 1.

            SUB-POOL 1 INITIAL MORTGAGE LOANS: The Initial Mortgage Loans with respect to Sub-Pool 1.

            SUB-POOL 1 INTEREST COVERAGE ACCOUNT: The Interest Coverage Account with respect to Sub-Pool 1.

            SUB-POOL 1 MORTGAGE LOANS: The Mortgage Loans subject to this Agreement included in Sub-Pool 1.

            SUB-POOL 1 MULTIFAMILY LOAN: A Sub-Pool 1 Mortgage Loan which is secured by a residential property consisting of five or more dwelling units.

            SUB-POOL 1 MIXED USE LOAN: A Sub-Pool 1 Mortgage Loan which is secured by a mixed residential and commercial structure.

            SUB-POOL 1 PRE-FUNDING ACCOUNT: The Pre-Funding Account with respect to Sub-Pool 1.

            SUB-POOL 1 PRINCIPAL AND INTEREST ACCOUNT: The Principal and Interest Account with respect to Sub-Pool 1.

            SUB-POOL 1 PRINCIPAL BALANCE: As of any date of determination, the aggregate Principal Balances of the Sub-Pool 1 Mortgage Loans.

            SUB-POOL 1 RESERVE ACCOUNT: The Reserve Account with respect to Sub-Pool 1.

            SUB-POOL 1 SUBSEQUENT MORTGAGE LOAN: A Sub-Pool 1 Mortgage Loan assigned and transferred by the Depositor to the Trustee pursuant to Section 2.10, such Sub-Pool 1 Mortgage Loan being identified on the related Mortgage Loan Schedule attached to a Sub-Pool 1 Subsequent Transfer Instrument.

            SUB-POOL 1 SUBSEQUENT TRANSFER INSTRUMENT: Each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Trustee and the Depositor substantially in the form of Exhibit T, by which Sub-Pool 1 Subsequent Mortgage Loans are transferred and assigned to the Trustee.

            SUB-POOL 1 TRUSTEE EXPENSE ACCOUNT: The Trustee Expense Account with respect to Sub-Pool 1.

            SUB-POOL 2: (i) the Sub-Pool 2 Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all proceeds thereof, (ii) such assets as from time to time are identified as REO Property with respect to Sub-Pool 2 or are deposited in the Sub-Pool 2 Certificate Account, Sub-Pool 2 Principal and Interest Account, Sub-Pool 2 Trustee Expense Account, Sub-Pool 2 Pre-Funding Account, Sub-Pool 2 Interest Coverage Account, and Sub-Pool 2 Reserve Account, including any amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Sub-Pool 2 Mortgage Loans required to be maintained pursuant to this Agreement and any Insurance Proceeds with respect thereto, (iv) the Certificate Insurance Policy,
(v) Liquidation Proceeds with respect to Sub-Pool 2 Mortgage Loans and (vi) Released Mortgaged Property Proceeds with respect to Sub-Pool 2 Mortgage Loans. The Depositor's Yield and amounts received after the Cut-off Date in the case of the Sub-Pool 2 Initial Mortgage Loans, or after a Subsequent Cut-off Date in the case of the Sub-Pool 2 Subsequent Mortgage Loans, in respect of interest accrued on the Sub-Pool 2 Mortgage Loans on or prior to the Cut-off Date, or a Subsequent Cut-off Date, as the case may be, do not constitute part of Sub-Pool 2.

            SUB-POOL 2 CERTIFICATE ACCOUNT: The Certificate Account with respect to Sub-Pool 2.

            SUB-POOL 2 INITIAL MORTGAGE LOANS: The Initial Mortgage Loans with respect to Sub-Pool 2.

            SUB-POOL 2 INTEREST COVERAGE ACCOUNT: The Interest Coverage Account with respect to Sub-Pool 2.

            SUB-POOL 2 MORTGAGE LOANS. The Mortgage Loans subject to this Agreement included in Sub-Pool 2.

            SUB-POOL 2 PRE-FUNDING ACCOUNT: The Pre-Funding Account with respect to Sub-Pool 2.

            SUB-POOL 2 PRINCIPAL AND INTEREST ACCOUNT: The Principal and Interest Account with respect to Sub-Pool 2.

            SUB-POOL 2 PRINCIPAL BALANCE: As of any date of determination, the aggregate Principal Balances of the Sub-Pool 2 Mortgage Loans.

            SUB-POOL 2 RESERVE ACCOUNT: The Reserve Account with respect to Sub-Pool 2.

            SUB-POOL 2 SUBSEQUENT MORTGAGE LOAN: A Sub-Pool 2 Mortgage Loan assigned and transferred by the Depositor to the Trustee pursuant to Section 2.10, such

Sub-Pool 2 Mortgage Loan being identified on the related Mortgage Loan Schedule attached to a Sub-Pool 2 Subsequent Transfer Instrument.

            SUB-POOL 2 SUBSEQUENT TRANSFER INSTRUMENT: Each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Trustee and the Depositor substantially in the form of Exhibit T, by which Sub-Pool 2 Subsequent Mortgage Loans are transferred and assigned to the Trustee.

            SUB-POOL 2 TRUSTEE EXPENSE ACCOUNT: The Trustee Expense Account with respect to Sub-Pool 2.

            SUBORDINATED AMOUNT: With respect to each Sub-Pool, the amount set forth as such in the Insurance Agreement.

            SUBSERVICER: Any Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies any requirements set forth in Section 5.01(a) in respect of the qualification of a Subservicer.

            SUBSERVICING AGREEMENT: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 5.01(a), a copy of which shall be delivered, along with any modifications thereto, to the Trustee.

            SUBSEQUENT CUT-OFF DATE: With respect to those Subsequent Mortgage Loans which are transferred and assigned to the Trustee pursuant to a Subsequent Transfer Instrument, the close of Business on the day prior to the related Subsequent Transfer Date.

            SUBSEQUENT MORTGAGE LOAN: A Sub-Pool 1 Subsequent Mortgage Loan or a Sub-Pool 2 Subsequent Mortgage Loan.

            SUBSEQUENT TRANSFER DATE: The date on which a Subsequent Mortgage Loan is transferred and assigned to the Trustee, which date shall be no later than February 14, 1997.

            SUBSEQUENT TRANSFER INSTRUMENT: A Sub-Pool 1 Subsequent Transfer Instrument or a Sub-Pool 2 Subsequent Transfer Instrument.

            SUBSTITUTION ADJUSTMENT: As to any date on which a substitution occurs pursuant to Sections 2.05 or 3.03, the amount (if any) by which the aggregate principal balances (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Mortgage Loans as of the date of substitution, are less than the aggregate of the Principal Balances, together with accrued and unpaid interest thereon to the date of substitution, of the related Deleted Mortgage Loans.

            TAX MATTERS PERSON: The Person or Persons designated from time to time to act as the "tax matters person" (within the meaning of the REMIC Provisions).

            TAX MATTERS PERSON RESIDUAL INTEREST CERTIFICATE: The interest in the Class R Certificates held by the Tax Matters Person pursuant to Section 13.01(c).

            TAX RETURN: The federal income tax return on Internal Revenue Service Form 1066, "U.S. Real Estate Mortgage Investment Conduit Income Tax Return," including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund REMIC, due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provision of federal, state or local tax laws.

            TELERATE PAGE 3750: The display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace the page on that service for the purpose of displaying comparable rates or prices).

            TERMINATION PRICE: As defined in Section 11.01.

            TRANSFER AFFIDAVIT: As defined in Section 4.02(c)(ii).

            TRANSFER CERTIFICATE: As defined in Section 4.02(c)(ii).

            TRIGGER EVENT: With respect to Sub-Pool 1, a trigger event shall occur if (i) with respect to any Determination Date occurring prior to November 2001, the sum of (x) the aggregate Realized Losses with respect to Sub-Pool 1 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect to such Determination Date exceeds $8,895,000 or (ii) with respect to any Determination Date occurring prior to November 2006, the sum of
(x) the aggregate Realized Losses with respect to Sub-Pool 1 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect thereto exceeds $11,890,000.

            With respect to Sub-Pool 2, a trigger event shall occur if (i) with respect to any Determination Date occurring prior to November 2001, the sum of
(x) the aggregate Realized Losses with respect to Sub-Pool 2 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect to such Determination Date exceeds $6,430,322 or (ii) with respect to any Determination Date occurring prior to November 2006, the sum of (x) the aggregate Realized Losses with respect to Sub-Pool 2 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect thereto exceeds $8,573,762.

            TRUST: AFC Mortgage Loan Asset Backed Certificates, Series 1996-4.

            TRUST FUND: Collectively, Sub-Pool 1 and Sub-Pool 2.

            TRUST FUND REMIC: The Trust Fund, exclusive of the Interest Coverage Accounts.

            TRUSTEE: LaSalle National Bank, or its successor in interest, or any successor trustee appointed as herein provided.

            TRUSTEE EXPENSE ACCOUNT: With respect to each Sub-Pool, the account established and maintained by the Trustee in accordance with Section 6.03. With respect to Sub-Pool 1, the Trustee Expense Account shall be known as the Sub-Pool 1 Trustee Expense Account and with respect to Sub-Pool 2, the Trustee Expense Account shall be known as the Sub-Pool 2 Trustee Expense Account.

            TRUSTEE'S MORTGAGE FILE: The documents delivered to the Trustee or the Custodian pursuant to Section 2.04.

            UNITED STATES PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States. The term "United States" shall have the meaning set forth in Section 7701 of the Code or successor provisions.

            UNRECOVERED CLASS A PORTION: With respect to either the Class 1A or the Class 2A Certificates and any Remittance Date, the excess, if any, of (A) the related Class 1A or Class 2A Principal Balance minus the sum of (i) all amounts (excluding that portion of Insured Payments with respect to the related Sub-Pool, if any, to be made in respect of principal) to be distributed to the related Class 1A or Class 2A Certificateholders in respect of principal on such Remittance Date on account of amounts described in clauses (c)(i) through
(c)(iii), inclusive, and clauses (c)(v) (to the extent the amount in clause
(c)(v) represents a right to receive principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount, (ii) all other amounts to be distributed to the related Class 1A or Class 2A Certificateholders constituting Additional Principal to the extent necessary to reach the Required Overcollateralization Amount for the related Sub-Pool on such Remittance Date, and (iii) all amounts distributed to the related Class 1A or Class 2A Certificateholders as a mandatory prepayment pursuant to the last paragraph of Section 6.06(c) (only on the Remittance Date occurring on February 25, 1997), over (B) the sum of (i) the related Sub-Pool Principal Balance plus (ii) the related Pre-Funded Amount minus the sum of (x) the principal portion of the Monthly Payments received during the related Due Period and deposited in the related Principal and Interest Account pursuant to
Section 5.03, and all Principal Prepayments, Curtailments, Excess Payments, Insurance Proceeds, Net Liquidation Proceeds, Released Mortgaged Property Proceeds and net income from any REO Property with respect to

Mortgage Loans with respect to the related Sub-Pool to the extent applied by the Servicer as recoveries of principal in respect of the related Mortgage Loans, which will be distributed to the related Class 1A or Class 2A Certificateholders pursuant to Section 6.06 on such Remittance Date, plus (y) the aggregate of, as to each related Mortgage Loan which became a Liquidated Mortgage Loan during the related Due Period, an amount (not less than zero or greater than the related Principal Balance) equal to the excess, if any, of (i) the Principal Balance of such Liquidated Mortgage Loan over (ii) the principal portion of the related Net Liquidation Proceeds included in item (b)(iii) of the definition of Class A Principal Remittance Amount that will actually be distributed to the related Class 1A or Class 2A Certificateholders on such Remittance Date, pursuant to Sections 6.06(c)(A)(X)(ix) through (xv) and 6.06(c)(A)(Y)(ix) through (xv) with respect to Sub-Pool 1 and Sections 6.06(c)(B)(X)(ii) and 6.06(c)(B)(Y)(ii) with respect to Sub-Pool 2.

            VOTING RIGHTS: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, 100% of all of the Voting Rights with respect to Sub-Pool 1 shall be allocated among Holders of Class 1A-1 Certificates, Class 1A-2 Certificates, Class 1A-3 Certificates, Class 1A-4 Certificates, Class 1A-5 Certificates, Class 1A-6 Certificates and Class 1A-7 Certificates in the proportion that the related Class Principal Balance bears to the sum of the Class 1A-1 Principal Balance, the Class 1A-2 Principal Balance, the Class 1A-3 Principal Balance, the Class 1A-4 Principal Balance, the Class 1A-5 Principal Balance, the Class 1A-6 Principal Balance and the Class 1A-7 Principal Balance on such date, and allocated among the Certificates of each such Class in accordance with their respective Percentage Interests. As of any date of determination, 100% of all of the Voting Rights with respect to Sub-Pool 2 shall be allocated among Holders of Class 2A Certificates in accordance with their respective Percentage Interests.

                                  ARTICLE II

                     SALE AND CONVEYANCE OF THE TRUST FUND

            Section 2.01 Sale and Conveyance of Trust Fund; Priority and
                         Subordination of Ownership Interests.

            (a) The Depositor does hereby sell, transfer, assign, set over and convey without recourse to the Trustee, but subject to the subordination described below in this Section and the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Sub-Pool 1 and Sub-Pool 2 Mortgage Loans, together with any amounts due after the Cut-off Date with respect to the Initial Mortgage Loans or after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans (other than the Depositor's Yield), and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders.

            (b) The rights of the Certificateholders to receive payments with respect to the Mortgage Loans in respect of the Certificates, and all ownership interests of the Certificateholders in such payments, shall be as set forth in this Agreement. In this regard, all rights of the Class R Certificateholders to receive payments in respect of the Class R Certificates are subject and subordinate to the preferential rights of the Class A Certificateholders to receive payments in respect of the Class A Certificates, to the extent set forth herein. In accordance with the foregoing, the ownership interest of the Class R Certificateholders in amounts deposited in the Principal and Interest Accounts and the Certificate Accounts from time to time shall not vest unless and until such amounts are distributed in respect of the Class R Certificates in accordance with the terms of this Agreement.

            Section 2.02 Possession of Mortgage Files.

            (a) Upon the issuance of the Certificates, and upon delivery of each Subsequent Mortgage Loan or Qualified Substitute Mortgage Loan, the ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File is vested in the Trustee for the benefit of the Certificateholders.

            (b) Pursuant to Section 2.04, the Depositor has delivered or caused to be delivered to the Trustee or the Custodian each Trustee's Mortgage File with respect to the Initial Mortgage Loans.

            Section 2.03 Books and Records.

            The sale of each Mortgage Loan shall be reflected on the Depositor's balance sheets and other financial statements as a sale of assets by the Depositor. The Depositor shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Trustee for the benefit of the Certificateholders.

            Section 2.04 Delivery of Mortgage Loan Documents.

            The Depositor, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee or, if a Custodian has been appointed pursuant to Section 12.12, to the Custodian, the Certificate Insurance Policy and each of the following documents for each Initial Mortgage Loan. The Depositor, contemporaneously with delivery of a Subsequent Transfer Instrument, shall deliver or cause to be delivered to the Trustee or, if a Custodian has been appointed pursuant to Section 12.12, to the Custodian, each of the following documents for each related Subsequent Mortgage Loan.

            (a) The original Mortgage Note, showing a complete chain of endorsements and endorsed by the last endorsee thereof, "Pay to the order of _____________________ [or LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of December 1, 1996, Series 1996-4,] without recourse" and signed, by facsimile or manual signature, by such last endorsee;

            (b) Either: (i) the original Mortgage, with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Depositor or by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor, if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

            (c) Either: (i) (A) the original Assignment of Mortgage from the last assignee of the related Mortgage assigned to the Trustee, with evidence of recording thereon, or (B) an original assignment of mortgage from the last assignee of the related Mortgage assigned in blank, or (ii) if an original Assignment of Mortgage has not yet been provided in accordance with clause (i), an Assignment of Mortgage to the Trustee, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Mortgage to the Trustee submitted for recording (provided, however, that an appropriate officer or approved signatory of the Depositor may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage to the Trustee relating thereto) or (iii) a copy of such original Assignment of Mortgage to the Trustee, with evidence of recording thereon, certified to be true and complete by the Depositor or the appropriate public recording office, in those instances where such original Assignment of Mortgage has been recorded but subsequently lost; any such Assignment of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county, if permitted by applicable law;

            (d) The original policy of title insurance or a true copy thereof or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same;

            (e) Either: (i) originals of all intervening assignments, if any, showing a complete chain of assignment from the originator to the last assignee of the related Mortgage, including any recorded warehousing assignments, with evidence of recording thereon, or, (ii) if the original intervening assignments have not yet been returned from the recording office, a copy of the originals of such intervening assignments together with a certificate of a Responsible Officer of the Depositor or the closing attorney or an officer of the title insurer which issued the related title insurance policy, or commitment therefor, or its duly authorized agent certifying that the copy is a true copy of the original of such intervening assignments or (iii) a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost;

            (f) Either: (i) the original assumption agreement and/or modification agreement, if any, with evidence of recording thereon, or (ii) if the original of such agreement has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such assumption and modification agreement submitted for recording, or (iii) a copy of an original assumption and modification agreement, with evidence of recording thereon, certified to be true and complete by the Depositor or the appropriate public recording office, in those instances where such original recorded assumption or modification agreement has been lost; and

            Within 45 days after the Closing Date, with respect to each Sub-Pool 1 Multifamily Loan and Sub-Pool 1 Mixed Use Loan, (i) if such item is a document separate from the Mortgage either (A) an original copy of the related Assignment of Leases, if any (with recording information indicated thereon), or (B) if the original of such Assignment of Leases has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Leases submitted for recording; (ii) an original assignment of any related Assignment of Leases, if any (if such document is a document separate from the Mortgage and not incorporated in the Assignment of Mortgage), in blank and in recordable form; (iii) if such item is a document separate from the Mortgage either (A) an original copy of all intervening assignments of Assignment of Leases, if any (with recording information indicated thereon), or (B) if the original of such intervening assignments of Assignment of Leases has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignment of Assignment of Leases submitted for recording; (iv) either, (A) a copy of the UCC-1 financing statement and any related continuation statements, if any, each showing the Mortgagor as debtor and mortgagee as secured party and each with evidence of filing thereon, or (B) if the copy of the UCC-1 financing statement has not yet been returned from the filing office, a copy of such UCC-1 financing statement, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such UCC-1 financing statement submitted for filing; and (v) an original executed form UCC-2 or UCC-3 financing statement, in form suitable for filing, disclosing the assignment in blank, of the security interest in the personal property constituting security for repayment of the Mortgage Loan; and (vi) either (A) an original copy of all intervening assignments of UCC-3 financing statements, if any (with recording information indicated thereon), or (B) if the original of such intervening assignments of UCC-3 financing statements has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignments of UCC-3 financing statements submitted for recording. If in connection with any Mortgage Loan the Depositor cannot deliver any such financing statement(s) with evidence of filing thereon because such financing statement(s) has not yet been returned by the public filing office where such financing statement has been submitted for filing, then the Depositor shall deliver or cause to be delivered a photocopy, or the secured party's carbon copy with the debtor's signature of such financing statement(s) (certified by the Depositor to be a true and complete copy) together with an officers' certificate stating that such financing statement(s) has been dispatched to the appropriate public filing office for filing.

            Within 45 days after the Closing Date, the Servicer shall have completed each Assignment of Mortgage and Assignment of Leases, if any, originally assigned in blank to "LaSalle National Bank, as Trustee for AFC Mortgage Loan Asset Backed Certificates, Series 1996-4, under the Pooling and Servicing Agreement, dated as of December 1, 1996" and, within such period (or if later, within 30 days after its receipt of the original recorded Mortgage and intervening assignment), shall have submitted each such Assignment of Mortgage to the appropriate public recording office for recording; provided however, that the Servicer shall not be required to submit an Assignment of Mortgage for recording with respect to a Mortgaged Property, where, in the Opinion of Counsel to the Depositor (which opinion shall be delivered to the Certificate Insurer within the 45-day or 30-day period, as applicable, specified herein), such recordation of the Assignment of Mortgage is not required (i) to effect the sale and conveyance of the Mortgage Loan by the Depositor to LaSalle National Bank, as Trustee for AFC Mortgage Loan Asset Backed Certificates, Series 1996-4, pursuant to and as provided in Section 2.01 or the granting and perfecting of the security interest in the Mortgage Loan pursuant to and as provided in
Section 14.15 or (ii) to defeat any ownership, security interest or other adverse claim to the Mortgage Loan by any creditor of the Depositor or by any purported transferee of such Mortgage Loan in a purported transfer thereof by the Depositor subsequent to such sale and conveyance. Any such Assignment of Mortgage that is not required to be recorded pursuant to this paragraph shall be delivered by the Depositor to the Trustee within such 45-day period. Each such Assignment of Mortgage delivered by the Depositor to the Trustee shall, subject to receipt of the original recorded Mortgage as described above, be in recordable form. Within such 45-day period, the Depositor also shall deliver to the Trustee an original executed power of attorney ("Special Power of Attorney"), substantially in the form of Exhibit K, with respect to the Assignments of Mortgage that are not required to be recorded under this paragraph, authorizing the Trustee to record the Assignments of Mortgage if necessary or advisable to protect the interests of the Certificateholders and the Certificate Insurer. Pursuant to such power of attorney, the Trustee also may execute a new Assignment of Mortgage for any Mortgage Loan if the original Assignment of Mortgage delivered by the Depositor to the Trustee is not in recordable form at such time as the Assignment of Mortgage is to be recorded by the Trustee.

            Within 45 days after the Closing Date, the Servicer shall complete any UCC-2 or UCC-3 financing statements with respect to the Sub-Pool 1 Multifamily Loans and Sub-Pool 1 Mixed Use Loans, such that the assignee of creditor is listed as "LaSalle National Bank, as Trustee for AFC Mortgage Loan Asset Backed Certificates, Series 1996-4, under the Pooling and Servicing Agreement, dated as of December 1, 1996." The Depositor shall no later than ten Business Days after the receipt thereof, and in any event, within one year of the Closing Date, deliver or cause to be delivered to the Trustee or the
Custodian: (a) the original recorded Mortgage in those instances where a copy thereof certified by the Depositor was delivered to the Trustee or the Custodian; (b) the original recorded Assignment of Mortgage from the Depositor to the Trustee, which, together with any intervening assignments of Mortgage, evidences a complete chain of assignment from the originator to the Trustee in those instances where copies thereof certified by the Depositor were delivered to the Trustee or the Custodian; (c) the title insurance policy required in clause (d) above; (d) the original recorded assumption and modification agreement in those instances in which a copy was delivered; (e) the original Assignment of Leases in those instances in which a copy was delivered and (f) the copy of the UCC-1 financing statement and any related continuation statements with evidence of filing thereon returned from the recording office if a copy was previously delivered as set forth in clause (iii)(B) above. Notwithstanding anything to the contrary contained in this Section 2.04, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or the intervening assignments of the Mortgage, Assignment of Leases or assignment of Assignment of Leases after it has been recorded, the Depositor shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee or the Custodian of a copy of such Mortgage, Assignment of Mortgage or intervening assignments of the Mortgage, Assignment of Leases or assignment of Assignment of Leases certified by the public recording office to be a true copy of the recorded original thereof. From time to time the Depositor may forward or cause to be forwarded to the Trustee or the Custodian additional original documents evidencing an assumption or modification of a Mortgage Loan. All Mortgage Loan documents held by the Trustee or the Custodian as to each Mortgage Loan are referred to herein as the "Trustee's Mortgage File."

            All recording required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Depositor.

            Section 2.05 Acceptance by Trustee of the Trust Fund; Certain
                         Substitutions; Certification by Trustee.

            (a) The Trustee agrees to execute and deliver on the Closing Date and on each Subsequent Transfer Date an acknowledgment of receipt (or if a Custodian has been appointed, a receipt by the Custodian) of, for each Mortgage Loan transferred and assigned to the Trustee on such date, the items listed in
Section 2.04 (a) through (f) above, in the form attached as Exhibit F, and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Fund and delivered to the Trustee or the Custodian, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of the Certificateholders, to review (or cause to be reviewed) each Trustee's Mortgage File within 45 days after the Closing Date (or, with respect to any Subsequent Mortgage Loan or Qualified Substitute Mortgage Loan, within 45 days after the receipt by the Trustee or Custodian thereof) and to deliver to the Depositor, the Servicer and the Certificate Insurer a certification in the form attached hereto as Exhibit F-1 to the effect that, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification) and except as noted therein, (i) all documents required to be delivered to it pursuant to this Agreement are in its possession or in the possession of the Custodian on its behalf (other than items listed in Section 2.04(f) above), (ii) any and all documents delivered by the Depositor pursuant to Section 2.04 above have been reviewed by it or the Custodian on its behalf and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialled by the Mortgagor) and relate to such Mortgage Loan,
(iii) based on its examination, or the examination of the Custodian on its behalf, and only as to the foregoing documents, the information set forth on the related Mortgage Loan Schedule accurately reflects the information set forth in the Trustee's Mortgage File and (iv) each Mortgage Note has been endorsed as provided in Section 2.04 above. The Trustee or Custodian shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. Within 375 days after the Closing Date, the Trustee shall deliver (or cause to be delivered by the Custodian, if any) to the Servicer, the Depositor and the Certificate Insurer a final certification in the form attached hereto as Exhibit G covering both the Initial Mortgage Loans and all Subsequent Mortgage Loans evidencing the completeness of the Trustee's Mortgage Files (other than items listed in Section 2.04(f) above). Following delivery of the Final Certification, the Trustee shall (or cause the Custodian to) provide to the Certificate Insurer, the Depositor and the Servicer no less frequently than quarterly, and the Servicer shall provide to the Certificate Insurer, no less frequently than quarterly, updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

            (b) If the Certificate Insurer, the Trustee or the Custodian, if any, on the Trustee's behalf during the process of reviewing the Trustee's Mortgage Files finds any document constituting a part of a Trustee's Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the related Mortgage Loan Schedule, or does not conform to the requirements of
Section 2.04 above or the description thereof as set forth in the related Mortgage Loan Schedule, the Trustee, the Certificate Insurer or the Custodian (pursuant to the Custodial Agreement), as applicable, shall promptly so notify the Servicer, the Depositor, the Certificate Insurer, the Custodian and the Trustee. In performing any such review, the Trustee may conclusively rely on the Depositor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.04 above (other than the items listed in Section 2.04(f) above) have been received and further confirming that any and all documents delivered pursuant to such
Section 2.04 have been executed and relate to the Mortgage Loans identified in the related Mortgage Loan Schedule. The Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Trustee's Mortgage File of which it is so notified by the Trustee. If, however, within 60 days after the Trustee's or Custodian's notice to it respecting such defect the Depositor has not remedied the defect and the defect materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan or the interests of the Certificate Insurer, the Depositor will on the Determination Date next succeeding the end of such 60 day period (i) substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 3.03 or (ii) purchase such Mortgage Loan at a purchase price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Mortgage Loan to but not including the Due Date in the Due Period most recently ended prior to such Determination Date computed at the Mortgage Rate plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan, which purchase price shall be deposited in the Principal and Interest Account (after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan and being held in the related Principal and Interest Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee) for the period from and after the Due Date in the Due Period most recently ended prior to such Determination Date). For purposes of calculating the Available Remittance Amount for any Remittance Date, amounts paid by the Depositor pursuant to this Section 2.05 in connection with the repurchase or substitution of any Mortgage Loan that are on deposit in the related Principal and Interest Account as of the Determination Date for such Remittance Date shall be deemed to have been paid during the related Due Period and shall be transferred to the related Certificate Account pursuant to Section 5.04(i) on the Determination Date for such Remittance Date.

            (c) Upon receipt by the Trustee of a certification of a Servicing Officer of the Servicer of such substitution or purchase and the deposit of the amounts described above in the related Principal and Interest Account (which certification shall be in the form of Exhibit I), the

Trustee shall release (or cause to be released) to the Servicer for release to the Depositor the related Trustee's Mortgage File and shall execute, without recourse, representation or warranty, and deliver such instruments of transfer presented to it by the Servicer as shall be necessary to transfer such Mortgage Loan to the Depositor.

            On the Remittance Date in January of each year, the Trustee or the Custodian, if any, shall deliver to the Depositor, the Servicer and the Certificate Insurer a certification detailing all releases with respect to the Mortgage Loans for which the Trustee or the Custodian holds a Trustee's Mortgage File pursuant to this Agreement. Such certification shall be limited to a list of all Trustee's Mortgage Files which were released by or returned to the Trustee or the Custodian during the prior calendar year, the date of such release or return, the reason for such release or return, and the Person to whom the Trustee's Mortgage File was released and the Person who returned the Trustee's Mortgage File.

            Section 2.06 [Reserved].

            Section 2.07 Execution of Certificates.

            The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Trustee's Mortgage Files to it and, concurrently with such delivery, has executed and caused to be authenticated and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, the Trustee's Mortgage Files and the other assets included in the definition of the Trust Fund, Certificates in Authorized Denominations evidencing the entire ownership of the Trust Fund.

            Section 2.08 Fees and Expenses of the Trustee.

            Subject to Section 12.05 hereof, the fees and expenses of the Trustee hereunder including (i) the annual fees of the Trustee, payable annually in advance beginning on the Closing Date and on each anniversary thereof, (ii) any other fees, expenses, disbursements and advances to which the Trustee is entitled, and (iii) reimbursements to the Servicer for any advances made by the Servicer to the related Trustee Expense Account pursuant to Section 6.03, shall be paid from the related Trustee Expense Account in the manner set forth in
Section 6.03; provided, however, that the Depositor shall be liable for any expenses of the Trust Fund incurred prior to the Closing Date. The fees due to the Trustee on the Closing Date pursuant to Section 2.08(i) above shall be paid by the Depositor on the Closing Date from its own funds.

            Section 2.09 Application of Principal and Interest.

            In the event that Net Liquidation Proceeds or Insurance Proceeds on a Liquidated Mortgage Loan are less than the related Principal Balance plus accrued interest thereon, or any Mortgagor makes a partial payment of any Monthly Payment due on a Mortgage Loan, such Net Liquidation Proceeds, Insurance Proceeds or partial payment shall be applied to payment of the related Mortgage Note as provided therein, and if not so provided or if the related Mortgaged Property has become an REO Property, first to interest accrued at the related Mortgage Rate and then to principal.

            Section 2.10 Conveyance of the Subsequent Mortgage Loans.

            (a) Subject to the conditions set forth in paragraph (b) below in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Depositor of all or a portion of the balance of funds in the related Pre-Funding Account with respect to the related Sub-Pool, the Depositor shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey without recourse to the Trustee but subject to the subordination described above in Section 2.01(b) above and the other terms and provisions of this Agreement all of the right, title and interest of the Depositor in and to
(i) the Subsequent Mortgage Loans identified on the related Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument, delivered by the Depositor on such Subsequent Transfer Date, excepting the Depositor's Yield,
(ii) principal received and interest accruing on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date and (iii) all items with respect to such Subsequent Mortgage Loans to be delivered pursuant to Section 2.04 above and the other items in the related Mortgage Files; provided, however, that the Depositor reserves and retains all right, title and interest in and to principal (including Prepayments, Curtailments and Excess Payments) received and interest accruing on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the related Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Depositor to the Trust Fund.

            The purchase price paid by the Trustee from amounts released from the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate principal balances of the Subsequent Mortgage Loans so transferred. This Agreement shall constitute a fixed-price purchase contract in accordance with
Section 860G(a)(3)(A)(ii) of the Code.

            (b) The Depositor shall transfer to the Trustee the Subsequent Mortgage Loans and the other property and rights related thereto described in
Section 2.10 (a) above, and the Trustee shall release funds from the related Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

            (i) except with respect to the first conveyance of Subsequent Mortgage Loans to the Trustee, the Depositor shall have provided the Trustee and the Certificate Insurer with a timely Addition Notice and shall have provided any information reasonably requested by the Trustee or the Certificate Insurer with respect to the Subsequent Mortgage Loans;

            (ii) the Depositor shall have delivered to the Trustee a duly executed Subsequent Transfer Instrument, which shall include a Mortgage Loan Schedule, listing the Subsequent Mortgage Loans;

            (iii) as of each Subsequent Transfer Date, the Depositor shall not be insolvent nor shall it have been made insolvent by such transfer nor shall it be aware of any pending insolvency;

            (iv) such sale and transfer shall not result in a material adverse tax consequence to the Trust Fund or the Certificateholders;

            (v) the Funding Period shall not have terminated;

            (vi) the Depositor shall have delivered to the Trustee an Officer's Certificate, substantially in the form of Exhibit V, confirming the satisfaction of each condition precedent and representations specified in this Section 2.10(b), and Section 2.10(c) with respect to Sub-Pool 1, and
      Section 2.10(d) with respect to Sub-Pool 2 below in the related Subsequent Transfer Instrument;

            (vii) the Depositor shall have delivered to the Trustee and the Certificate Insurer Opinions of Counsel addressed to the Certificate Insurer, Moody's, S&P and the Trustee with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the Opinions of Counsel delivered to the Certificate Insurer and the Trustee on the Closing Date regarding certain bankruptcy and corporate matters; and

            (viii) the Trustee shall have delivered to the Certificate Insurer and the Depositor an Opinion of Counsel addressed to the Depositor, Moody's, S&P and the Certificate Insurer with respect to the Subsequent Transfer Instrument substantially in the form of the Opinion of Counsel delivered to the Certificate Insurer and the Depositor on the Closing Date regarding certain corporate matters relating to the Trustee.

            (c) Any conveyance of Sub-Pool 1 Subsequent Mortgage Loans on a Sub-Pool 1 Subsequent Transfer Date is subject to the following representations and warranties of the Depositor: (i) each Sub-Pool 1 Subsequent Mortgage Loan must satisfy the representations and warranties specified in the Sub-Pool 1 Subsequent Transfer Instrument and this Agreement; (ii) the Depositor will not select such Subsequent Mortgage Loans in a manner that it believes is adverse to the interests of the Certificateholders; (iii) the Depositor will deliver certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Mortgage Loans; (iv) as of the respective Subsequent Cut-off Date, the Sub-Pool 1 Subsequent Mortgage Loans will satisfy the following criteria: (A) such Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut-off Date; (B) the original term to maturity of such Subsequent Mortgage Loan will not be less than 120 months and will not exceed 360 months; (C) such Subsequent Mortgage Loan may not provide for negative amortization; (D) such Subsequent Mortgage Loan will have a Mortgage Rate not less than

8.90%; (E) such Subsequent Mortgage Loan will be underwritten in accordance with the criteria set forth under "The Depositor--Underwriting Criteria--Sub-Pool 1" in the Prospectus; (F) such Subsequent Mortgage Loan will have been serviced by the Servicer since origination or purchase by the Depositor; (G) such Subsequent Mortgage Loan will not have a Combined Loan-to-Value Ratio greater than 90%; and
(H) such Subsequent Mortgage Loans will have (1) as of the end of the Sub-Pool 1 Funding Period, a weighted average number of months since origination of not over 4 months and (2) not over 20% by aggregate principal balance with a first payment date in April 1997. In addition, following the purchase of any Sub-Pool 1 Subsequent Mortgage Loan by the Trust Fund, the Sub-Pool 1 Mortgage Loans (including the Sub-Pool 1 Subsequent Mortgage Loans) as of the end of the Sub-Pool 1 Funding Period will: (i) have a weighted average Mortgage Rate of at least 11.15%; (ii) have a weighted average remaining term to stated maturity of not more than 270 months and not less than 180 months; (iii) have a weighted average Combined Loan-to-Value Ratio of not more than 81%; (iv) have not in excess of 57% by aggregate principal balance of Sub-Pool 1 Mortgage Loans that are Balloon Mortgage Loans; (v) have no Sub-Pool 1 Mortgage Loan with a principal balance in excess of $850,000; (vi) not have in excess of 15% by aggregate principal balance of Sub-Pool 1 Mortgage Loans secured by non-owner occupied Mortgaged Properties; (vii) not have a concentration of Mortgaged Properties in a single zip code in excess of 4% by aggregate principal balance of Sub-Pool 1 Mortgage Loans; (viii) not have in excess of 5% by aggregate principal balance of Sub-Pool 1 Mortgage Loans secured by Mortgaged Properties that are condominiums; (ix) have at least 71% by aggregate principal balance of Sub-Pool 1 Mortgage Loans secured by fee simple interests in attached or detached Single Family Properties (including units in de minimis PUDs) and (x) not have in excess of 10% by aggregate principal balance of Sub-Pool 1 Mortgage Loans secured by Multifamily Properties and Mixed Use Properties. In the sole discretion of the Certificate Insurer, Sub-Pool 1 Subsequent Mortgage Loans with characteristics varying from those set forth in this paragraph may be purchased by the Trust Fund; provided, however, that the addition of such Mortgage Loans will not materially affect the aggregate characteristics of Sub-Pool 1.

            (d) Any conveyance of Sub-Pool 2 Subsequent Mortgage Loans on a Sub-Pool 2 Subsequent Transfer Date is subject to the following representations and warranties of the Depositor: (i) each Subsequent Mortgage Loan must satisfy the representations and warranties specified in the Sub-Pool 2 Subsequent Transfer Instrument and this Agreement; (ii) the Depositor will not select such Subsequent Mortgage Loans in a manner that it believes is adverse to the interests of the Certificateholders; (iii) the Depositor will deliver certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Mortgage Loans; (iv) as of the respective Subsequent Cut-off Date the Sub-Pool 2 Subsequent Mortgage Loans will satisfy the following criteria: (A) such Sub-Pool 2 Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Sub-Pool 2 Subsequent Cut-off Date;
(B) the original term to maturity of such Sub-Pool 2 Subsequent Mortgage Loan will not be less than 180 months and will not exceed 360 months; (C) such Subsequent Mortgage Loan may not provide for negative amortization; (D) such Subsequent Mortgage Loan will have a Gross Margin not less than 3.75%; (E) such Subsequent Mortgage Loan will be underwritten in accordance with the criteria set forth under "The Depositor--Underwriting Criteria--Sub-Pool 2" in the Prospectus; (F) such Subsequent Mortgage Loan will have been serviced by the

Servicer since origination or purchase by the Depositor; (G) such Subsequent Mortgage Loan will not have a Loan-to-Value Ratio greater than 90%; and (H) such Subsequent Mortgage Loans will have (1) as of the end of the Sub-Pool 2 Funding Period, a weighted average number of months since origination of not over 4 months and (2) not over 20% by aggregate principal balance with a first payment date in April 1997. In addition, following the purchase of any Sub-Pool 2 Subsequent Mortgage Loan by the Trust Fund, the Sub-Pool 2 Mortgage Loans (including the Sub-Pool 2 Subsequent Mortgage Loans) as of the end of the Sub-Pool 2 Funding Period will: (i) have a weighted average Gross Margin of at least 5.60% and a weighted average coupon of at least 9.50%; (ii) have a weighted average remaining term to stated maturity of not more than 359 months and not less than 357 months; (iii) have a weighted average Loan-to-Value Ratio of not more than 82%; (iv) have no Sub-Pool 2 Mortgage Loan with a principal balance in excess of $850,000; (v) not have in excess of 10% by aggregate principal balance of Sub-Pool 2 Mortgage Loans secured by non-owner occupied Mortgaged Properties; (vi) not have a concentration of Mortgaged Properties in a single zip code in excess of 5% by aggregate principal balance of Sub-Pool 2 Mortgage Loans; (vii) not have in excess of 5% by aggregate principal balance of Sub-Pool 2 Mortgage Loans secured by Mortgaged Properties that are condominiums;
(viii) have at least 75% by aggregate principal balance of Sub-Pool 2 Mortgage Loans secured by fee simple interests in attached or detached Single Family Properties (including units in de minimis PUDs) and (ix) will not be secured by Multifamily Properties or Mixed Use Properties. In the sole discretion of the Certificate Insurer, Sub-Pool 2 Subsequent Mortgage Loans with characteristics varying from those set forth in this paragraph may be purchased by the Trust Fund; provided, however, that the addition of such Sub-Pool 2 Mortgage Loans will not materially affect the aggregate characteristics of Sub-Pool 2.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

            Section 3.01 Representations of the Depositor.

            The Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders as of the Closing Date:

            (a) The Depositor is a federally chartered stock savings bank, duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Depositor and perform its obligations as Depositor hereunder; the Depositor has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement evidences the valid, binding and enforceable obligation of the Depositor; and all requisite action has been taken by the Depositor to make this Agreement valid, binding and enforceable upon the Depositor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

            (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Depositor makes no such representation or warranty), that are necessary in connection with the purchase and sale of the Certificates and the execution and delivery by the Depositor of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Depositor and the performance by the Depositor of its obligations as Depositor or Servicer under this Agreement and such of the other documents to which it is a party;

            (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the charter or by-laws of the Depositor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Depositor or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Depositor or its property is subject;

            (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Depositor and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

            (e) There is no action, suit, proceeding or investigation pending or, to the best of the Depositor's knowledge, threatened against the Depositor which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Depositor or in any material impairment of the right or ability of the Depositor to carry on its business substantially as now conducted, or in any material liability on the part of the Depositor or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Depositor contemplated herein, or which would be likely to impair materially the ability of the Depositor to perform under the terms of this Agreement;

            (f) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder;

            (g) Upon the receipt of each Trustee's Mortgage File by the Trustee under this Agreement, the Trustee will have good title on behalf of the Trust Fund to each Mortgage Loan (other than the Depositor's Yield and amounts received on or after the Cut-off Date in the case of Initial Mortgage Loans or on or after a Subsequent Cut-off Date in the case of Subsequent Mortgage Loans in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date or prior to the Subsequent Cut-off Date, as the case may be) and such other items comprising the corpus of the Trust Fund free and clear of any lien (other than liens which will be simultaneously released);

            (h) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

            (i) The origination and collection practices used by the Depositor with respect to each Mortgage Note and Mortgage have been in all material respects legal, proper, prudent and customary in the first and second mortgage origination and servicing business with respect to Sub-Pool 1, and legal, proper, prudent and customary in the first mortgage origination and servicing business with respect to Sub-Pool 2; and

            (j) Considering the size of each Pre-Funding Account and the frequency of prepayments, defaults, "fall-out" due to the borrower choosing another lender or exercising its right of rescission, defective documentation and other circumstances that would disqualify a mortgage loan from being purchased as a Subsequent Mortgage Loan hereunder, the mortgage loans listed on each Proposed Subsequent Mortgage Loan Schedule do not represent an unreasonably large pool of mortgage loans from which to obtain the majority of the related Subsequent Mortgage Loans.

            Section 3.02 Individual Mortgage Loans.

            (a) With respect to the Mortgage Loans, the Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders, with respect to each Initial Mortgage Loan, as of the Closing Date, and with respect to each Subsequent Mortgage Loan, as of the related Subsequent Transfer Date the following, subject to Section 2.10(c) and 2.10(d) above and modified to the extent stated therein in the case of Subsequent Mortgage Loans:

                  (i) The information with respect to each Mortgage Loan set forth in the related Mortgage Loan Schedule is true and correct;

                  (ii) All of the original or certified documentation required to be delivered by the Depositor to the Trustee or to the Custodian on the Closing Date or a Subsequent Transfer Date or as otherwise provided in Section
2.04 above has or will be so delivered as provided;

                  (iii) Each Mortgaged Property is improved by a Single Family Property, Multifamily Property or Mixed Use Property, which, to the best of the Depositor's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law. To the best of the Depositor's knowledge, no Mortgaged Property is a manufactured housing unit, as defined in the FNMA/FHLMC Seller-Servicer's Guide;

                  (iv) Each Mortgage Loan is being serviced by the Servicer or one or more Subservicers;

                  (v) Except with respect to liens released immediately prior to the transfer herein contemplated, immediately prior to the transfer and assignment herein contemplated, the Depositor held good and indefeasible title to, and was the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others; and immediately upon the transfer and assignment herein contemplated, the Trustee will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others;

                  (vi) There is no delinquent tax or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in average repair;

                  (vii) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (viii) There is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in Section 3.02(a)(x) below;

                  (ix) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity and disclosure laws;

                  (x) With respect to each Mortgage Loan, a written commitment for a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement, if applicable, in an amount at least equal to the original Principal Balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record with respect to Sub-Pool 1, or a valid first mortgage lien of record with respect to Sub-Pool 2, on the real property described in the Mortgage, subject only to exceptions of the character referred to in Section 3.02(a)(v) above, was effective on the date of the origination of such Mortgage Loan, and, as of the Closing Date, such commitment will be valid and thereafter the policy issued pursuant to such commitment shall continue in full force and effect. With respect to each Mortgage Loan, the mortgagee is the sole named insured of such mortgage title insurance policy, and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the mortgagee, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

                  (xi) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Sections 5.07 and 5.08;

                  (xii) A flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Sections 5.07 or 5.08, if and to the extent required by such Section 5.07 or 5.08;

                  (xiii) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all Mortgage Loan documents and convey the estate therein purported to be conveyed;

                  (xiv) The Depositor has caused or will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee;

                  (xv) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interest of the Certificateholders and which has been or will be delivered to the Trustee or the Custodian. The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Depositor (or, subject to Section 2.04 above, are in the process of being recorded, or are, in the Opinion of Counsel to the Depositor, not required to be recorded);

                  (xvi) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part;

                  (xvii) There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Except for payments in the nature of escrow payments, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

                  (xviii) There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

                  (xix) To the best of the Depositor's knowledge, all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

                  (xx) To the best of the Depositor's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Depositor's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                  (xxi) The proceeds of the Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

                  (xxii) Except with respect to certain of the Sub-Pool 1 Multifamily Loans and Sub-Pool 1 Mixed Use Loans, the related Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and, in the case of such Sub-Pool 1 Multifamily Loans and Sub-Pool 1 Mixed Use Loans, the related Assignment of Leases and UCC financing statements, if any.

                  (xxiii) No Mortgage Loan was originated under a buydown plan;

                  (xxiv) There is no obligation on the part of the Depositor or any other party to make payments in addition to those made by the Mortgagor;

                  (xxv) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (xxvi) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature. No Mortgage Loan provides for deferred interest or negative amortization. No Sub-Pool 2 Mortgage Loan requires or permits the Mortgagor to convert the Mortgage Rate to a fixed rate;

                  (xxvii) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

                  (xxviii) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

                  (xix) Any future advances made prior to (and excluding) the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Servicer to make future advances to the Mortgagor at the option of the Mortgagor;

                  (xxx) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage except as set forth in the Prospectus;

                  (xxxi) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer nor the Depositor has waived any default, breach, violation or event of acceleration;

                  (xxxii) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

                  (xxxiii) All amounts received after the Cut-off Date with respect to the Mortgage Loans (other than the Depositor's Yield and amounts in respect of interest accrued on the Mortgage Loans on or prior to the Cut-off Date) have been deposited into the Principal and Interest Account and are, as of the Closing Date, in the Principal and Interest Account;

                  (xxxiv) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus;

                  (xxxv) The Mortgage Loans were not selected by the Depositor for inclusion in the Trust Fund on any basis intended to adversely affect the Trust Fund;

                  (xxxvi) A full appraisal was performed in connection with each Mortgaged Property;

                  (xxxvii) As of the Cut-off Date, the Depositor does not know or have reason to know of any circumstances that would cause any Mortgagor to default under its Mortgage Loan or the related Mortgage Note;

                  (xxxviii) As of the Cut-Off Date, with respect to any Mortgaged Property, the Depositor has no actual knowledge that there exist any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in CERCLA, or other federal, state or local environmental legislation; and

                  (xxxix) With respect to each Mortgaged Property subject to a land trust (a "Land Trust Mortgage") (i) a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named as such in the land trust agreement and such trustee is named in the Land Trust Mortgage as Mortgagor; (ii) all fees and expenses of the land trustee which have previously become due on owing have been paid and no fees or expenses are or will become payable by the Certificateholders or the Trust to the land trustee under the land trust agreement; (iii) the beneficiary is solely obligated to pay any fees and expenses of the land trustee and the priority of the lien of the Land Trust Mortgage is not and will not be primed by the land trustee; (iv) if the Mortgaged Property is Owner-Occupied, the Mortgaged Property is occupied by the beneficiary under the land trust agreement and, if such land trust agreement terminates, the beneficiary will become the owner of the Mortgaged Property; (v) the beneficiary is obligated to make payments under the Note and will have personal liability for deficiency judgments to the extent permitted by law; (vi) the Land Trust Mortgages were made in compliance with their respective land trust agreements, were validly entered into by their respective land trust trustee and did not, do not currently, and will not in the future, violate any provision of their respective land trust agreement, nor any agreement between or amongst the beneficiaries of any one land trust; (vii) the Land Trust Mortgages are the first (or in the case of Sub-Pool 1, first or second) liens on the Mortgaged Properties; no liens are in place against the beneficial interests, or any part thereof of any Land Trust Mortgage or collateral assignment of beneficial interest, which liens are superior to the interest held by the Seller; and the beneficial interest, or any part thereof, of any Land Trust Mortgage or collateral assignment of beneficial interest has not been pledged as security for any other debt; and the land trust trustee is forbidden, pursuant to a written agreement between the land trust trustee and the Mortgagee, from using the land trust property, or any part, as security for any other debt until the expiration date of its respective Note; and (viii) the terms and conditions of the land trust agreement do not prevent the free and absolute marketability of the Mortgaged Property. As of the Cut-off Date, the Principal Balance of Land Trust Mortgage Loans with related Mortgaged Properties subject to land trusts does not exceed 20% of the Original Pool Principal Balance.

                  (xxxx) As of the Cut-off Date, no more than 5% of the Original Pool Principal Balance are Mortgage Properties located in Maryland subject to ground leases.

            (b) With respect to the Sub-Pool 1 Mortgage Loans, the Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders, with respect to each Sub-Pool 1 Initial Mortgage Loan, as of the Closing Date, and with respect to each Sub-Pool 1 Subsequent Mortgage Loan, as of the related Subsequent Transfer Date the following, subject to Section 2.10(c) above and modified to the extent stated therein in the case of Sub-Pool 1 Subsequent Mortgage Loans; provided, however, that in the case of the Subsequent Mortgage Loans, reference to the "Original Sub-Pool 1 Principal Balance" shall mean the Original Sub-Pool 1 Principal Balance plus the aggregate principal balance of the Sub-Pool 1 Subsequent Mortgage Loans as of the end of the Funding Period:

                  (i) The Mortgage Note related to each Mortgage Loan bears a fixed Mortgage Rate;

                  (ii) Mortgage Loans constituting approximately 45.69% of the Original Sub-Pool 1 Principal Balance are balloon loans which will provide for a final Monthly Payment substantially greater than the preceding Monthly Payments. All of such balloon loans provide for Monthly Payments based on either a 20-year, 25-year or 30-year amortization schedule with a final balloon payment at the end of the 15th year. Each other Mortgage Note will provide for a schedule of substantially equal Monthly Payments which are, if timely paid, sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date;

                  (iii) Each Mortgage is a valid and subsisting first or second lien of record on the Mortgaged Property subject, in the case of any second Mortgage Loan, only to a First Lien on such Mortgaged Property and subject in all cases to the exceptions to title set forth in the title insurance policy, with respect to the related Mortgage Loan, which exceptions are generally acceptable to second mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

                  (iv) No more than 0.99% of the Original Sub-Pool 1 Principal Balance is secured by Mortgaged Properties located within any single zip code area;

                  (v) At least 99.61% of the Original Sub-Pool 1 Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as primary residences, and at least 93.82% of the Original Sub-Pool 1 Principal Balance is secured by Owner Occupied Mortgaged Property;

                  (vi) With respect to each Mortgage Loan secured by a second priority lien, the related First Lien requires equal monthly payments, or if it bears an adjustable interest rate, the monthly payments for the related First Lien may be adjusted no more frequently than monthly; with respect to substantially all of the Mortgage Loans secured by a second priority lien, at the time of the origination of the Mortgage Loan the related First Lien was at least 12 months old and at least 11 Monthly Payments had been made by the Mortgagor;

                  (vii) Either (a) no consent for the Mortgage Loan is required by the holder of the related First Lien or (b) such consent has been obtained and is contained in the Mortgage File;

                  (viii) With respect to any First Lien that provides for negative amortization or deferred interest, the balance of such First Lien used to calculate the CLTV for the Mortgage Loan is based on the maximum amount of negative amortization or deferred interest possible under such First Lien;

                  (ix) The maturity date of each Mortgage Loan secured by a second priority lien is prior to the maturity date of the related First Lien if such First Lien provides for a balloon payment, except if the CLTV does not exceed 55%;

                  (x) Approximately 67.80% of the Original Sub-Pool 1 Principal Balance was originated and underwritten by the Depositor and the remainder of the Mortgage Loans were purchased and re-underwritten by the Depositor in accordance with the underwriting criteria set forth in the Prospectus;

                  (xi) The Mortgage Rate is not less than 8.875% and not more than 15.850%;

                  (xii) As of the Cut-off Date, no payment on any Mortgage Loan is 30 days or more delinquent (two or more payments missed); and

                  (xiii) Approximately 83.25% of the Original Sub-Pool 1 Principal Balance is secured by attached or detached one-family dwelling units; approximately 0.95% of the Original Sub-Pool 1 Principal Balance is secured by units in condominiums. No more than approximately 12.96% of the Original Sub-Pool 1 Principal Balance is secured by dwelling units in two- to four-family dwelling units; approximately 18.07% of the Original Sub-Pool 1 Principal Balance will be secured by investor properties. Approximately 0.91% of the Original Sub-Pool 1 Principal Balance is secured by Multifamily Properties, and no more than approximately 1.93% of the Original Sub-Pool 1 Principal Balance is secured by Mixed Use Properties.

            (c) With respect to the Sub-Pool 2 Mortgage Loans, the Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders, with respect to each Sub-Pool 2 Initial Mortgage Loan, as of the Closing Date, and with respect to each Sub-Pool 2 Subsequent Mortgage Loan, as of the related Subsequent Transfer Date the following, subject to Section 2.10(d) above and modified to the extent stated therein in the case of Sub-Pool 2 Subsequent Mortgage Loans; provided, however, that in the case of the Subsequent Mortgage Loans, reference to the "Original Sub-Pool 2 Principal Balance" shall mean the Original Sub-Pool 2 Principal Balance plus the aggregate principal balance of the Sub-Pool 2 Subsequent Mortgage Loans as of the end of the Funding Period:

                  (i) None of the Mortgage Loans are balloon loans. Approximately 20.61% of the Original Sub-Pool 2 Principal Balance is subject to a One Year Treasury Index, and approximately 79.39% of the Original Sub-Pool 2 Principal Balance is subject to a Six-Month LIBOR Index. With respect to each Mortgage Loan on each Adjustment Date, the Mortgage Rate will be adjusted to equal the related Index plus the Gross Margin, rounded to the nearest 0.125%, subject to the related Periodic Rate Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate. Under each Mortgage Note, interest is payable in arrears. The Mortgage Loans have a Mortgage Rate subject to annual or semiannual adjustment after an initial six-month or twenty-four month period. Each Mortgage Loan has an original term to maturity from the date on which the first Monthly Payment is due of 360 months;

                  (ii) Each Mortgage is a valid and subsisting first lien of record on the Mortgaged Property subject in all cases to the exceptions to title set forth in the title insurance policy, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

                  (iii) No more than 1.85% of the Original Sub-Pool 2 Principal Balance is secured by Mortgaged Properties located within any single zip code area;

                  (iv) 99.79% of the Original Sub-Pool 2 Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as primary residences, and at least 97.49% of the Original Sub-Pool 2 Principal Balance is secured by Owner Occupied Mortgaged Property;

                  (v) Approximately 85.48% of the Original Sub-Pool 2 Principal Balance is secured by attached or detached one-family dwelling units; approximately 0.74% of the Original Sub-Pool 2 Principal Balance is secured by units in condominiums. No more than approximately 13.78% of the Original Sub-Pool 2 Principal Balance is secured by dwelling units two- to four-family dwelling units; approximately 15.05% of the Original Sub-Pool 2 Principal

Balance will be secured by investor properties. None of the Sub-Pool 2 Mortgage Loans are secured by Multifamily Properties or Mixed Use Properties.

                  (vi) With respect to each Mortgage Loan, no loan junior in lien priority to such Mortgage Loan and secured by the related Mortgaged Property was originated by the Depositor at the time of origination of such Mortgage Loan;

                  (vii) The Gross Margins on the Mortgage Loans range from 3.750% to 9.000% and the weighted average Gross Margin as of the Cut-off Date is approximately 6.297%;

                  (viii) Approximately 54.03% of the Original Sub-Pool 2 Principal Balance were originated and underwritten by the Depositor and the remainder of the Mortgage Loans were purchased and re-underwritten by the Depositor in accordance with the underwriting criteria set forth in the Prospectus;

                  (ix) The Mortgage Rates borne by the Mortgage Loans as of the Cut-off Date range from 7.375% per annum to 12.625% per annum and the weighted average Mortgage Rate as of the Cut-off Date is 10.142% per annum;

                  (x) Each Mortgage Loan that was originated on or after May 31, 1996 has an initial or next Adjustment Date no later than December 1, 1998;

                  (xi) Each Mortgage Loan bears interest based on a 360-day year consisting of twelve 30-day months; and

                  (xii) As of the Cut-off Date, no payment on any Mortgage Loan is 30 days or more delinquent (two or more payments missed). One Mortgage Loan has been contractually delinquent (two payments missed) on one occasion prior to the Cut-off Date.

            Section 3.03 Purchase and Substitution.

            It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 above with respect to the related Sub-Pool shall survive the transfer and assignment of the Mortgage Loans to the Trustee and delivery of the Certificates to the Certificateholders. Upon discovery by the Depositor, the Servicer, any Subservicer, the Custodian, the Trustee, the Certificate Insurer or any Certificateholder of a breach of any of such representations and warranties which materially and adversely affects the value of Mortgage Loans or the interest of the Certificateholders, or which materially and adversely affects the interests of the Certificate Insurer or the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Depositor's best knowledge), the party discovering such breach shall give prompt written notice to the others. The Depositor shall either (a) within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, promptly cure such breach in all material respects, or (b) on the Determination Date next succeeding the end of the 60 day period described in clause (a), either (1) purchase such Mortgage Loan, in the manner and at the price specified in Section 2.05(b) above or (2) remove such Mortgage Loan from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans, provided such substitution is effected not later than the date which is two years after the Startup Day or at such later date, if the Depositor delivers to the Trustee and the Certificate Insurer an Opinion of Counsel that such substitution would not constitute a prohibited transaction under the REMIC Provisions or cause the Trust Fund REMIC to fail to qualify as a REMIC at any time any Certificates are outstanding. Any such substitution shall be accompanied by payment by the Depositor of the Substitution Adjustment, if any, to be deposited in the related Principal and Interest Account. For purposes of calculating the related Available Remittance Amount for any Remittance Date, amounts paid by the Depositor pursuant to this Section 3.03 in connection with the repurchase or substitution of any Mortgage Loan that are on deposit in the related Principal and Interest Account as of the Determination Date for such Remittance Date shall be deemed to have been paid during the related Due Period and shall be transferred to the related Certificate Account pursuant to Section 5.04(i) on the Determination Date for such Remittance Date.

            As to any Deleted Mortgage Loan for which the Depositor substitutes a Qualified Substitute Mortgage Loan or Loans, the Servicer shall effect such substitution by delivering to the Trustee a certification in the form attached hereto as Exhibit I, executed by a Servicing Officer, and the documents constituting the Trustee's Mortgage File for such Qualified Substitute Mortgage Loan or Loans.

            The Servicer shall deposit in the related Principal and Interest Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Depositor. The Trust Fund will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Depositor shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall give written notice to the Trustee and the Certificate Insurer that such substitution has taken place and shall amend the related Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. The Servicer shall promptly deliver to the Trustee a copy of the related amended Mortgage Loan Schedule. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02 above. On the date of such substitution, the Depositor will remit to the Servicer, and the Servicer will deposit into the related Principal and Interest Account, an amount equal to the Substitution Adjustment, if any.

            It is understood and agreed that the obligations of the Depositor set forth in Sections 2.05 and 3.03 above to cure, purchase or substitute for a defective Mortgage Loan as provided in such Sections 2.05 and 3.03 constitute the sole remedies of the Trustee, the Certificate Insurer and the Certificateholders respecting a breach of the representations and warranties.

            Any cause of action against the Depositor relating to or arising out of a defect in a Trustee's Mortgage File as contemplated by Section 2.05 above or the breach of any representations and warranties made in Sections 3.01 or
3.02 above shall accrue as to any Mortgage Loan upon (i) discovery of such defect or breach by any party and notice thereof to the Depositor or notice thereof by the Depositor to the Trustee, (ii) failure by the Depositor to cure such defect or breach or purchase or substitute such Mortgage Loan as specified above, and (iii) demand upon the Depositor by the Trustee for all amounts payable in respect of such Mortgage Loan.

            Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan which is not in default or as to which no default is reasonably foreseeable, no purchase or substitution pursuant to Section 2.05(b) above or this Section 3.03 shall be made unless the Depositor provides to the Trustee an Opinion of Counsel, addressed to the Trustee, to the effect that such purchase or substitution would not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund REMIC, as defined in
Section 860F of the Code, or a tax on contributions to the Trust Fund REMIC, under the REMIC Provisions, or (ii) cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any Mortgage Loan as to which purchase or substitution was delayed pursuant to this paragraph shall be purchased or substituted (subject to compliance with such Sections 2.05 and 3.03) upon the earlier of (a) the occurrence of a default or imminent default with respect to such loan and (b) receipt by the Trustee of an Opinion of Counsel to the effect that such purchase or substitution will not result in any of the events described in clauses (i) and (ii) of the preceding sentence. The Trustee shall give prompt written notice to Moody's, S&P and the Certificate Insurer of any repurchase or substitution made pursuant to this
Section 3.03.

            The Trustee shall have no duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Mortgage Loan pursuant to this Section or the eligibility of any Mortgage Loan for purposes of this Agreement, and may rely conclusively on any Opinion of Counsel delivered to it under this Section 3.03.

                                  ARTICLE IV

                               THE CERTIFICATES

            Section 4.01 The Certificates.

            The Certificates shall be substantially in the form annexed hereto as Exhibits B-1 through B-3, and shall, upon original issue, be executed (not in its individual capacity, but solely as Trustee) and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor, concurrently with the transfer and assignment to the Trustee of the Mortgage Loans pursuant to Section 2.01 above. All Certificates shall be issued in Authorized Denominations. So long as the Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7 and Class 2A Certificates are Book-Entry Certificates, each Class of such Certificates shall be evidenced by one or more certificates representing the entire amount of the related Original Class Principal Balance. All Certificates shall be executed and authenticated by manual or facsimile signature on behalf of the Trust Fund by an authorized officer of the Trustee and on behalf of the Certificate Registrar by an authorized officer of the Certificate Registrar. Certificates bearing the signatures of individuals who were at the time of the execution of the Certificates the proper officers of the Trustee shall bind the Trust Fund, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates issued hereunder shall be dated the date of their authentication.

            Section 4.02Registration of Transfer and Exchange of Certificates.

            (a) The Trustee shall cause to be kept at its office in Chicago, Illinois, or at its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Certificate Register shall contain the name, remittance instructions, Class and Percentage Interest of each Certificateholder, as well as the Series and the number in the Series. The Trustee hereby accepts appointment as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided (the "Certificate Registrar").

            (b) The Class R Certificates have not been registered or qualified under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws or "Blue Sky" laws. No transfer, sale, pledge or other disposition of any Class R Certificate shall be made unless such disposition is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws or "Blue Sky" laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer of a Class R Certificate is to be made in reliance upon an exemption from the 1933 Act, the Trustee or the Certificate Registrar shall require, in order to assure compliance with the 1933 Act, that the Certificateholder desiring to effect such disposition and such Certificateholder's prospective transferee each certify to the Trustee or the Certificate Registrar in writing the facts surrounding such disposition substantially in the form of Exhibit D. In the event that such certification of facts does not on its face establish the availability of an exemption under the 1933 Act, the Trustee may require an Opinion of Counsel satisfactory to it that such transfer may be made pursuant to an exemption from the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund. None of the Servicer, the Depositor nor the Trustee are obligated under this Agreement to register the Class R Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without such registration or qualification.

            (c) Each Person who has or who acquires any Percentage Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Percentage Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Servicer or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Percentage Interest in a Class R Certificate are expressly subject to the following provisions:

                 (i) Each Person holding or acquiring any Percentage Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Servicer and the Trustee of any change or impending change in its status as a Permitted Transferee.

                 (ii) No Percentage Interest in a Class R Certificate may be transferred (including any transfer to the initial holder) and the Trustee shall not register the transfer of the Class R Certificate unless the Trustee shall have been furnished with (A) an affidavit (a "Transfer Affidavit") of the proposed transferee substantially in the form attached hereto as Exhibit J and (B) a certificate (a "Transfer Certificate") of the transferror substantially in the form attached hereto as Exhibit J-1 to the effect that (1) such transferror has no actual knowledge that the proposed transferee is not a Permitted Transferee and (2) no purpose of such proposed transfer is to impede the assessment or collection of tax.

                 (iii) Each Person holding or acquiring any Percentage Interest in a Class R Certificate shall agree (A) to require a Transfer Affidavit from any other Person to whom such Person attempts to transfer its Percentage Interest in a Class R Certificate, (B) to require a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any transfer of a Class R Certificate,
      (C) to deliver a Transfer Certificate to the Trustee in connection with any such attempted transfer and (D) not to transfer its Percentage Interest in a Class R Certificate or to cause the transfer of a Percentage Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee or if any purpose of such transfer is to impede the assessment or collection of tax.

                 (iv) Each Person holding or acquiring a Percentage Interest in a Class R Certificate, by purchasing a Percentage Interest in such Certificate, agrees to give the Trustee and the Depositor written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring a Percentage Interest in a Class R Certificate, if it is, or is holding a Percentage Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

                 (v) Any attempted or purported transfer of any Percentage Interest in a Class R Certificate in violation of the provisions of this
      Section 4.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this
      Section 4.02, then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall notify the Servicer upon receipt of written notice or discovery by a Responsible Officer that the registration of transfer of a Class R Certificate was not in fact permitted by this Section 4.02. Knowledge shall not be imputed to the Trustee with respect to an impermissible transfer in the absence of such a written notice or discovery by a Responsible Officer. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 4.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered after receipt of the related Transfer Affidavit and Transfer Certificate. The Trustee shall be entitled, but not obligated to, recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate.

                 (vi) If any purported transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 4.02, then the Servicer or its designee shall have the right, without notice to the Holder or any prior Holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Servicer or its designee on such reasonable terms as the Servicer or its designee may choose. Such purchaser may be the Servicer itself or any Affiliate of the Servicer. The proceeds of such sale, net of commissions, expenses and taxes due, if any, will be remitted by the Servicer to the last preceding purported transferee of such Class R Certificate, except that in the event that the Servicer determines that the Holder or any prior Holder of such Class R Certificate may be liable for any amount due under this Section
      4.02 or any other provision of this Agreement, the Servicer may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (vi) shall be determined in the sole discretion of the Servicer or its designee, and it shall not be liable to any Person having a Percentage Interest in a Class R Certificate as a result of its exercise of such discretion.

                 (vii) The Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of a Percentage Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in
      Section 1381 of the Code that holds a Percentage Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Servicer from such Person.

            Transfers of the Class R Certificates to Persons other than Permitted Transferees are prohibited.

            No transfer of a Class R Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan"), unless the prospective transferee of a Class R Certificate provides the Servicer and the Trustee with a certification of facts and, at its own expense, an Opinion of Counsel which establish to the satisfaction of the Servicer and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.

            None of (i) the Trust Fund, (ii) the Servicer, (iii) the Depositor or (iv) any Subservicer shall be a Class A Certificateholder. Any attempted or purported transfer in violation of the preceding sentence shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Class A Certificate in violation of such sentence, then the last preceding Holder shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Certificate. The Trustee shall notify the Servicer of any transfer in violation of this paragraph upon receipt of written notice thereof. The Trustee shall be under no liability to any Person for any registration of transfer of a Class A Certificate not permitted by this paragraph or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered without such receipt. The Trustee shall be entitled, but not obligated, to recover from any Holder of a Class A Certificate that was in fact not a permitted Holder under this paragraph, all payments made on such Certificate at and after such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate.

            Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at the Chicago, Illinois office of the Trustee (or at the office of the designated Certificate Registrar), the Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees, a new Certificate of the same Class and Percentage Interest and dated the date of authentication by the Trustee. The Certificate Registrar shall notify the Servicer of any such transfer.

            At the option of the Certificateholders, Certificates may be exchanged for other Certificates of Authorized Denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer substantially in the form attached hereto as Exhibit E, or such other endorsement or written instrument of transfer as is satisfactory to the Trustee, duly executed by the Holder thereof or his attorney duly authorized in writing, together with wiring instructions, if applicable, in the form attached hereto as Exhibit E(1).

            No service charge shall be made for any registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            All Certificates surrendered for registration of transfer and exchange shall be marked "cancelled" by the Trustee.

            (d) Except as provided in paragraph (e) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Class A Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Class A Certificates;
(iii) ownership and transfers of the Class A Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal only with the Depository for purposes of exercising the rights of Holders of Class A Certificates under this Agreement.

            All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (e) If (x)(i) the Servicer advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Servicer is unable to locate a qualified successor, (y) the Servicer at its option may advise the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, the aggregate of the Majority Certificateholders of the Sub-Pool(s) affected by such Event of Default may advise the Trustee in writing that the continuation of a book-entry system through the Depository, to the exclusion of Definitive Certificates, is no longer in the best interests of the related Certificate Owners, the Trustee shall notify all of the related Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Class 1A or Class 2A Certificates (the "Definitive Certificates"), as the case may be, to the Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class A Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            Section 4.03 Mutilated, Destroyed, Lost or Stolen Certificates.

            If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may reasonably be required by each of them to save each of them harmless, then, in the absence of notice to the Servicer, the Trustee and the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, upon receipt of written notice from the Servicer that it has received adequate security or indemnity and no notice that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, deliver and authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest, but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section 4.03, the Servicer and the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any duplicate Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

            Section 4.04 Persons Deemed Owners.

            Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Depositor, the Trustee and the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving remittances pursuant to Section
6.06 and for all other purposes whatsoever, and the Depositor, the Servicer, the Trustee and the Certificate Registrar shall not be affected by notice to the contrary.

            Section 4.05 Information Reports to be Filed by the Servicer.

            The Servicer or the Subservicers shall file the information reports with respect to the receipt of mortgage interest received in a trade or business, foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate stating that such reports and returns have been filed. Such reports and returns shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

                                   ARTICLE V

              ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

            Section 5.01 Duties of the Servicer.

            (a) The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and (x) has been designated an approved seller-servicer by FHLMC or FNMA for first and second mortgage loans with respect to Sub-Pool 1, and for first mortgage loans with respect to Sub-Pool 2 or (y) is an Affiliate of the Servicer. The Servicer shall give written notice to the Certificate Insurer and the Trustee of the appointment of any Subservicer. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

            (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

            With respect to any Mortgage Note released by the Trustee to the Servicer or to any Subservicer in accordance with the terms of this Agreement, other than a release or satisfaction pursuant to Section 7.02, prior to such release, the Trustee or, if a Custodian has been appointed pursuant to Section 12.12, the Custodian shall (a) complete all endorsements in blank so that the endorsement reads "Pay to the order of LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of December 1, 1996, Series 1996-4" and (b) complete a restrictive endorsement that reads "LaSalle National Bank is the holder of the mortgage note for the benefit of the Certificateholders under the Pooling and Servicing

Agreement, dated as of December 1, 1996, Series 1996-4" with respect to those Mortgage Notes currently endorsed "Pay to the order of holder", if any.

            (c) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee, the Certificate Insurer and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 5.01(d).

            (d) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the Trustee or its designee shall, subject to Section 10.02, thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Trustee elects to terminate any Subservicing Agreement in accordance with its terms. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Trustee (or its designee) shall have no liability or obligations under any Subservicing Agreements with respect to any period prior to becoming the new Servicer, whether for acts or omissions of the Servicer or otherwise, and the Servicer shall not by virtue of such replacement be relieved of any such liability or obligations under the Subservicing Agreements. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

            (e) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders and the Certificate Insurer, provided, however, notwithstanding any provision of this Agreement to the contrary, the Servicer shall not consent to, make or permit (i) any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan unless (A) the related Mortgagor is in default with respect to the Mortgage Loan or, in the judgment of the Servicer, such default is reasonably foreseeable and (B) in the sole judgment of the Servicer such modification would increase the proceeds of such Mortgage Loan and (C) the Certificate Insurer has consented to such modification, or (ii) any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final or temporary Treasury regulations, or proposed Treasury regulations with a proposed effective date that would make them applicable to such modification, waiver or amendment, promulgated thereunder) and (B) cause the Trust Fund REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall for the purposes of distributions to Certificateholders be added to the amount owing under the related Mortgage Loan. Without limiting the generality of the foregoing, and subject to the consent of the Certificate Insurer, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Trustee and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

            Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Mortgage Loans, shall employ or cause to be employed procedures (including collection, foreclosure, REO Property management procedures and the making of Servicing Advances) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted first and second mortgage servicing practices of prudent lending institutions with respect to Sub-Pool 1, and in accordance with accepted first mortgage servicing practices of prudent lending institutions with respect to Sub-Pool 2, and giving due consideration to the Certificate Insurer's and the Certificateholders reliance on the Servicer.

            (f) On and after such time as the Trustee receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations hereunder with respect to a Sub-Pool, and with respect to resignation pursuant to Section 9.04, after receipt of the Opinion of Counsel required pursuant to such Section 9.04, the Trustee or its designee shall assume all of the rights and obligations of the Servicer hereunder with respect to such Sub-Pool, subject to Section 10.02. The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the Trustee all documents and records relating to the related Mortgage Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights with respect to such Sub-Pool and obligations to the assuming party.

            Section 5.02 Liquidation of Mortgage Loans.

            In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 5.01 above is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Certificate Insurer and the Certificateholders. The Servicer shall foreclose upon or otherwise comparably effect the ownership in the name of the Trustee for the benefit of the Certificateholders on behalf of the

Certificateholders of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of delinquent payments in accordance with the provisions of Section 5.10, provided, however, that the Servicer shall not be obligated to foreclose in the event that the Servicer, in its good faith reasonable judgment, determines that it would not be in the best interests of Certificateholders or the Certificate Insurer, which judgment shall be evidenced by an Officer's Certificate delivered to the Trustee and the Certificate Insurer. In connection with such foreclosure or other conversion, the Servicer shall exercise collection and foreclosure procedures with the same degree of care and skill in its exercise or use as it would exercise or use under the circumstances in the conduct of its own affairs. Any amounts advanced in connection with such foreclosure or other action shall constitute Servicing Advances.

            After a Mortgage Loan has become a Liquidated Mortgage Loan, the Servicer shall promptly prepare and forward to the Trustee and the Certificate Insurer and, upon request, any Certificateholder, a Liquidation Report certified by a Responsible Officer, in the form attached hereto as Exhibit M, detailing the Liquidation Proceeds received from the Liquidated Mortgage Loan, expenses incurred with respect thereto, and any loss incurred in connection therewith.

            Section 5.03 Establishment of Principal and Interest Accounts;
                         Deposits in Principal and Interest Accounts.

            With respect to each Sub-Pool, the Servicer shall cause to be established and initially maintained with the Trustee one or more Principal and Interest Accounts, which shall be Eligible Accounts, titled, with respect to Sub-Pool 1, "Sub-Pool 1 Principal and Interest Account, Lee Servicing Company, a division of Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1996-4" and with respect to Sub-Pool 2, "Sub-Pool 2 Principal and Interest Account, Lee Servicing Company, a division of Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1996-4." Subsequent to the Closing Date, the Servicer may transfer the related Principal and Interest Account to another institution, provided that each Principal and Interest Account shall be an Eligible Account and all amounts therein shall be invested only in Permitted Instruments. The creation of any Principal and Interest Account shall be evidenced by a letter agreement in the form of Exhibit C. A copy of such letter agreement shall be furnished on the Closing Date to the Trustee, the Certificate Insurer and, upon request, any Certificateholder. With respect to each Sub-Pool, the Servicer shall deposit (without duplication) the following amounts with respect to such Sub-Pool within one (1) Business Day of receipt of good funds in the related Principal and Interest Account and retain therein:

                  (i) all payments due after the Cut-off Date with respect to the Initial Mortgage Loans or after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans on account of principal on the Mortgage Loans and all Excess Payments, Principal Prepayments and Curtailments received after the

            Cut-off Date, or after the Subsequent Cut-off Date, as the case may be, and other than the Depositor's Yield;

                  (ii) all payments due after the Cut-off Date with respect to the Initial Mortgage Loans, or after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans, on account of interest on the Mortgage Loans;

                  (iii) all Net Liquidation Proceeds;

                  (iv) all Insurance Proceeds;

                  (v) all Released Mortgaged Property Proceeds;

                  (vi) any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.05 and 3.03 above; and

                  (vii) any amount required to be deposited in the related
            Principal and Interest Account pursuant to Section 5.04 or 11.01.

            The foregoing requirements for deposit in the related Principal and Interest Account shall be exclusive; it being understood and agreed that, without limiting the generality of the foregoing, the Depositor's Yield, the Servicing Fee with respect to each Mortgage Loan, late payment charges and assumption fees, to the extent permitted by Sections 7.01 and 7.03, and Excess Proceeds need not be deposited by the Servicer in the related Principal and Interest Account. Any interest earnings on funds held in the related Principal and Interest Account shall be for the account of the Servicer and may only be withdrawn from the related Principal and Interest Account by the Servicer immediately following its monthly remittance of the Available Remittance Amount to the Trustee. Any reference herein to amounts on deposit in the related Principal and Interest Account shall refer to amounts net of such investment earnings.

            Section 5.04 Permitted Withdrawals From the Principal and Interest
                         Account.

            With respect to each Sub-Pool, the Servicer shall withdraw or cause to be withdrawn funds from the related Principal and Interest Account for the following purposes:

                  (i) to effect the remittance to the Trustee on the
            Determination Date of the Excess Spread and the portion of the Available Remittance Amount that is net of Compensating Interest and Monthly Advances to the Trustee. For the purposes of this Section 5.04(i), the calculation of the Available Remittance Amount shall be made without reference to the actual deposit of funds in the related Certificate Account;

                  (ii) to reimburse itself for any accrued unpaid Servicing
            Fees, unreimbursed Monthly Advances and unreimbursed Servicing Advances and any amount described in Section 6.13(b) or Section 6.13(c) deposited in the related Certificate Account and attributable to the conveyance to the Trustee of a Subsequent Mortgage Loan that does not have a payment date during the related Due Period, if the Servicer is the Depositor. The Servicer's right to reimbursement for accrued and unpaid Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor with respect to a Sub-Pool or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed (including amounts paid by the Depositor in connection with the purchase or substitution of Mortgage Loans pursuant to Section 2.05 or 3.03 above). The Servicer's right to reimbursement for unreimbursed Monthly Advances and amounts described in Section 6.13(b) or Section 6.13(c) (if the Servicer is the Depositor) shall be limited to collections of interest on any Mortgage Loan; provided that the Servicer shall not be entitled to reimbursement from Liquidation Proceeds for Monthly Advances made pursuant to Section 6.09(c) or Section 6.09(d), or for amounts deposited in the related Certificate Account pursuant to Section 6.13(b) or Section 6.13(c) and attributable to the conveyance to the Trustee of a Subsequent Mortgage Loan that does not have a payment date during the related Due Period. It is understood that the Servicer's right to reimbursement pursuant hereto shall be senior to the rights of Certificateholders unless the Depositor or any of its affiliates is the Servicer and the Depositor is required to repurchase or substitute a Mortgage Loan pursuant to Section 2.05 or 3.03 above, in which case the Servicer's right to such reimbursement shall be subordinate to the rights of Certificateholders to receive the purchase price or substitution adjustment pursuant to such Sections
            2.05 and 3.03;

                  (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a Preference Amount by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                  (iv) (a) to make investments in Permitted Instruments and (b)
            to pay to itself interest earned in respect of Permitted Instruments or on funds deposited in the related Principal and Interest Account;

                  (v) to withdraw any funds deposited in the related Principal and Interest Account that were not required to be deposited therein (such as Servicing Compensation) or were deposited therein in error;

                  (vi) to pay itself Servicing Compensation pursuant to Section
            7.03 to the extent not retained or paid pursuant to Section 5.03 or 5.04(ii);

                  (vii) to withdraw funds necessary for the conservation and disposition of REO Property pursuant to the third paragraph of
            Section 5.10;

                  (viii) to remit to the Trustee any amount which was deposited by the Certificate Insurer pursuant to Section 11.01 to cover unpaid fees and expenses of the Trustee; and

                  (ix) to clear and terminate the related Principal and Interest
            Account upon the termination of this Agreement with any amounts on deposit therein being paid to the Servicer and/or the Depositor to the extent of any Reimbursable Amounts and the remainder to the Class R Certificateholders.

            So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, the funds held in the related Principal and Interest Account may be invested by the Servicer (to the extent practicable) in Permitted Instruments, as directed in writing to the Trustee by the Servicer. In either case, funds in the related Principal and Interest Account must be available for withdrawal without penalty, and any Permitted Instruments must mature not later than the Business Day immediately preceding the Determination Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that maintains the related Principal and Interest Account, then such Permitted Instrument shall mature not later than such Determination Date) and shall not be sold or disposed of prior to its maturity. All Permitted Instruments in which funds in the related Principal and Interest Account are invested must be held by or registered in the name of "Lee Servicing Company, a division of Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1996-4." All interest or other earnings from funds on deposit in the related Principal and Interest Account (or any Permitted Instruments thereof) shall be the exclusive property of the Servicer, and may be withdrawn from the related Principal and Interest Account pursuant to clause
(iv) above and the penultimate sentence of Section 5.03 above. The amount of any losses incurred in connection with the investment of funds in the related Principal and Interest Account in Permitted Instruments shall be deposited in the related Principal and Interest Account by the Servicer from its own funds immediately as realized without reimbursement therefor.

            Section 5.05 Payment of Property Taxes, Insurance and Other Charges.

            With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting fire and hazard insurance coverage.

            With respect to each Mortgage Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, real estate taxes and assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall monitor such payments to determine if they are made by the Mortgagor. Any out-of-pocket expenses incurred by the Servicer pursuant to this
Section 5.05, including without limitation any advances of such payments, shall constitute Servicing Advances.

            Section 5.06 Transfer of Accounts; Monthly Statements.

            Notwithstanding Section 5.03 above, the Principal and Interest Accounts and each of the other Accounts shall be established, as of the Closing Date, with the Trustee as Eligible Accounts pursuant to clause (B) of the definition thereof. The Principal and Interest Accounts and each of the Accounts or any of them may, upon written notice to the Trustee and the Certificate Insurer, be transferred to a different depository institution so long as such transfer is to an Eligible Account. The Certificate Insurer shall be provided with a monthly statement of activity in the Principal and Interest Accounts and the Accounts from each party holding such accounts.

            Section 5.07 Maintenance of Hazard Insurance.

            The Servicer shall cause to be maintained, subject to the provisions of Section 5.08, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the least of (a) the outstanding principal balance owing on the Mortgage Loan, and the First Lien, with respect to Sub-Pool 1, (b) the full insurable value of the premises securing the Mortgage Loan and (c) the minimum amount required to compensate for damage or loss on a replacement cost basis. If at the origination of the Mortgage Loan or at any time during the term of the Mortgage Loan the Servicer determines that the Mortgaged Property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be purchased a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended. The Servicer shall also maintain, to the extent such insurance is available, on REO Property, fire and hazard insurance in the amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, and the Servicer determines that such insurance is necessary in accordance with accepted first and second mortgage servicing practices of prudent lending institutions with respect to Sub-Pool 1, and in accordance with accepted first mortgage servicing practices of prudent lending institutions with respect to Sub-Pool 2, flood insurance in an amount equal to that required above. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgagor in accordance with customary first and second mortgage servicing procedures with respect to Sub-Pool 1, and with customary first mortgage servicing procedures with respect to Sub-Pool 2) shall be deposited in the Principal and Interest Account with respect to the related Sub-Pool, subject to retention by the Servicer to the extent such amounts constitute Servicing Compensation or to withdrawal pursuant to Section 5.04 above. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with losses payable to the Servicer. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section 5.07, including without limitation any advances of premiums on insurance policies required by this Section 5.07, shall constitute Servicing Advances.

            Section 5.08 Maintenance of Mortgage Impairment Insurance Policy.

            In the event that the Servicer shall obtain and maintain a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans or all of the Mortgage Loans in a Sub-Pool, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section
5.07 above, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section
5.07 above, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 5.07 above, and there shall have been a loss which would have been covered by such policy, deposit in the related Principal and Interest Account the difference, if any, between the amount that would have been payable under a policy complying with Section 5.07 above and the amount paid under such blanket policy. On the Closing Date, such blanket policy is maintained with St. Paul Insurance Company.

            Section 5.09 Fidelity Bond.

            The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount acceptable to FNMA or FHLMC or otherwise as is commercially available at a cost that is not generally regarded as excessive by industry standards, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including losses resulting from forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 5.09 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Upon the request of the Trustee or the Certificate Insurer, the Servicer shall cause to be delivered to the Trustee or the Certificate Insurer a certified true copy of such fidelity bond and insurance policy.

            Section 5.10 Title, Management and Disposition of REO Property.

            In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (an "REO Property"), the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders.

            The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Certificate Insurer and the Certificateholders. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section 5.10 shall be Servicing Advances.

            The Servicer shall cause to be deposited, no later than five Business Days after the receipt thereof, in the related Principal and Interest Account, all revenues received with respect to the conservation and disposition of the related REO Property and shall retain, or withdraw from such amounts, funds necessary for the proper operation, management and maintenance of the related REO Property and the fees of any managing agent acting on behalf of the Servicer.

            The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Certificateholders and, as soon as practicable thereafter, the expenses of such sale shall be paid. The proceeds of sale of the REO Property shall be promptly deposited in the related Principal and Interest Account, net of Excess Proceeds, any related unreimbursed Servicing Advances, accrued and unpaid Servicing Fees and unreimbursed Monthly Advances payable to the Servicer in accordance with Section 5.04 above, for distribution to the Certificateholders in accordance with Section 6.06.

            In the event any Mortgaged Property is acquired as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall sell such Mortgaged Property for cash within two years after its acquisition of such Mortgaged Property for purposes of Section 860(G)(a)(8) of the Code unless the Servicer either (i) applies, at the expense of the Trust Fund (as a Servicing Advance), more than 60 days prior to the expiration of such two year period, and is granted an extension of time by the Internal Revenue Service to sell such Mortgaged Property (in which case the Servicer shall sell such Mortgaged Property prior to the expiration of any extension to such two-year grace period) or (ii) receives an Opinion of Counsel to the effect that the holding of such Mortgaged Property subsequent to two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" as defined in section 860F of the Code or cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding. Notwithstanding any other provision of this Agreement, (i) no Mortgaged Property acquired by the Servicer pursuant to this Section shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund, and (ii) no construction shall take place on such Mortgaged Property in such a manner or pursuant to any terms, such that in the case of either clause (i) or (ii) such action would cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or result in the receipt by the Trust Fund or any "net income from foreclosure property" which is subject to taxation within the meaning of Sections 860G(c) and 857(b)(4)(B) of the Code. Any out-of-pocket expenses incurred by the Servicer including any Opinions of Counsel pursuant to this Section 5.10 shall constitute Servicing Advances. If a period greater than two years is permitted under this Agreement and is necessary to sell any REO Property, the Servicer shall give appropriate notice to the Trustee and the Certificate Insurer and shall report monthly to the Trustee as to the progress being made in selling such REO Property.

      With respect to each Sub-Pool 1 Multifamily Loan and Sub-Pool 1 Mixed Use
Loan:

            (i) Prior to the acquisition of title to such property, the Servicer shall review the operation of such property and determine the nature of the income that would be derived from such property if it were acquired by the Trust Fund. If the Servicer determines from such review that:

            (A) None of the income from Directly Operating such property would be subject to tax as "net income from foreclosure property" within the meaning of the REMIC Provisions or would be subject to the tax imposed on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"), such property may be Directly Operated by the Servicer as REO Property;

            (B) Directly Operating such property as an REO Property could result in income from such property that would be subject to an REO Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the

      Servicer may (provided, that in the good faith and reasonable judgment of the Servicer, it is commercially feasible) acquire such property as REO Property and so lease or operate such REO Property; or

            (C) It is reasonable to believe that Directly Operating such property as REO Property could result in income subject to an REO Tax and that no commercially reasonable feasible means exists to operate such property as REO Property without the Trust Fund incurring or possibly incurring an REO Tax on income from such property. The Servicer shall give written notice to the Trustee and the Certificate Insurer summarizing a proposed plan ("Proposed Plan") to manage such property as REO Property. Such notice shall include potential sources of income, and to the extent reasonably feasible, estimates of the amount of income from each such source. Within a reasonable period of time after receipt of such notice, the Servicer shall consult with the Trustee and the Certificate Insurer and shall advise the Trustee and the Certificate Insurer of the Servicer's federal income tax reporting position with respect to the various sources of income that the Trust Fund would derive under the Proposed Plan. In addition, the Trustee shall (to the extent feasible) advise the Servicer and the Certificate Insurer of the estimated amount of taxes that the Trust Fund would be required to pay with respect to each such source of income. After the Servicer has provided the Trustee and the Certificate Insurer with the information described in the two preceding sentences, the Servicer shall either (A) implement the Proposed Plan (after acquiring the respective property as REO Property) or (B) manage and operate such property in a manner that would not result in the imposition of an REO Tax on the income derived from such property. The Servicer's decision as to how each REO Property shall be managed and operated shall be based in either case on the good faith and reasonable judgment of the Servicer after consultation with the Certificate Insurer as to which means would be in the best interest of the Certificateholders and the Certificate Insurer by maximizing (to the extent commercially feasible) the net after-tax REO Proceeds received by the Trust Fund with respect to such property and, to the extent consistent with the foregoing, in the same manner as would prudent mortgage loan servicers and asset managers operating acquired mortgaged property comparable to the respective property. The Servicer, the Trustee and the Certificate Insurer may consult with counsel in connection with determinations required under this Section 5.10(i)(C). The cost of such consultation by the Servicer shall constitute a Servicing Advance. Neither the Servicer nor the Trustee shall be liable to the Certificateholders, the Trust Fund, the Trustee, the Servicer or each other for errors in judgment made in good faith in the exercise of their discretion while performing their respective responsibilities under this
      Section 5.10(i)(C). Nothing in this Section 5.10(i)(C) is intended to prevent the sale of a Defaulted Mortgage Loan pursuant to the terms and subject to the conditions of Section 5.11.

            Section 5.11 Right to Repurchase Defaulted Mortgage Loans.

            The Servicer, in its sole discretion, shall have the right to elect (by written notice sent to the Trustee) to purchase on any Determination Date for its own account from the Trust Fund any Mortgage Loan which is 90 days or more delinquent at a price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Mortgage Loan through the end of the Due Period in which such Determination Date falls, computed at the Mortgage Rate plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan (the "Purchase Price"). The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited by the Servicer in the related Principal and Interest Account and the Trustee, upon receipt of a Request for Release and confirmation of such deposit from the Servicer in the form of Exhibit I, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, representation or warranty, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

            Section 5.12 Collection of Certain Mortgage Loan Payments.

            The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, comply with the terms and provisions of any applicable hazard insurance policy. Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Mortgage Loan or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the due date for payments past due on a Mortgage Note for a period (with respect to each payment as to which the due date is extended) not greater than 125 days without the Certificate Insurer's prior written consent, and in no event later than the final maturity date of the Mortgage Loan, provided that such extension would not be considered a new mortgage loan for federal income tax purposes. In the event the Servicer shall consent to the deferment of the Due Dates for payments past due on a Mortgage Note, the Servicer shall nonetheless make payment of any required Monthly Advance with respect to the payments so extended to the same extent as if such installment were due, owing and delinquent and had not been deferred, and shall be entitled to reimbursement therefor in accordance with Section 5.04(ii) above.

            Section 5.13 Access to Certain Documentation and Information
                         Regarding the Mortgage Loans.

            The Servicer shall provide to the Trustee, the Certificateholders, the Certificate Insurer and any supervisory agents or examiners of each of the foregoing access to the documentation regarding the Mortgage Loans (such access in the case of supervisory agents or examiners being limited to that documentation required by applicable state and federal regulations) being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

            Section 5.14 Superior Liens.

            With respect to any Sub-Pool 1 Mortgage Loan, the Depositor or the Servicer shall file (or cause to be filed) of record a request for notice of any action by a superior lien-holder under a First Lien for the protection of the Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Servicer must also notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

            With respect to any Sub-Pool 1 Mortgage Loan, if the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust Fund, whatever actions are necessary to protect the interests of the Certificateholders, and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions. The Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the Certificate Insurer and the Certificateholders. The Servicer shall not make such an advance except to the extent that it determines in its reasonable good faith judgment that the advance would either be recoverable from the Liquidation Proceeds on the related Mortgage Loan or increase the Net Liquidation Proceeds available to the Trust Fund. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced. Any expenses incurred by the Servicer pursuant to this Section 5.14 shall be Servicing Advances with respect to Sub-Pool 1.

            Section 5.15. Environmental Matters.

            Notwithstanding any other provision of this Agreement to the contrary, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any regulated substance, toxic substance, hazardous waste or hazardous substance or any similar or like classification (as such terms are defined or used in CERCLA or any federal, state or local statutes, laws, rules or regulations pertaining to environmental matters) on the related Mortgaged Property, the Servicer shall not, on behalf of the Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property, unless the Servicer has obtained the prior written consent of the Certificate Insurer. The preceding sentence shall not apply to the presence, use or storage on the related Mortgaged Property of hazardous substances that are generally recognized to be appropriate to normal residential use and maintenance of the related Mortgaged Property.

            Section 5.16Acknowledgment of Duties and Obligations.

            Any provision hereof to the contrary notwithstanding, the Depositor acknowledges that (i) as of the Closing Date the Servicer is an unincorporated division of the Depositor, (ii) actions and agreements by an unincorporated division of the Depositor are those of the Depositor and (iii) the Depositor is responsible for all duties and obligations of its unincorporated division hereunder.

                                  ARTICLE VI

                      PAYMENTS TO THE CERTIFICATEHOLDERS

            Section 6.01 Establishment of Certificate Account; Deposits in
                         Certificate Account.

            With respect to each Sub-Pool, and no later than the Closing Date, the Trustee will establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled, with respect to Sub-Pool 1, "Sub-Pool 1 Certificate Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1996-4" and with respect to Sub-Pool 2, "Sub-Pool 2 Certificate Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1996-4." With respect to each Sub-Pool, the Trustee shall, promptly upon receipt, deposit in the related Certificate Account and retain therein:

            (i) the related Available Remittance Amount (net of the amount of Monthly Advances and Compensating Interest deposited pursuant to subclause
      (ii) below) remitted by the Servicer pursuant to Section 5.04(i) above;

            (ii) the related Monthly Advance and related Compensating Interest remitted to the Trustee by the Servicer;

            (iii) the Excess Spread with respect to the related Sub-Pool remitted to the Trustee by the Servicer pursuant to Section 5.04(i) above and Insured Payments with respect to the related Sub-Pool pursuant to
      Section 6.06(b);

            (iv) all income or gain from investments of funds on deposit in the related Certificate Account pursuant to Section 6.05(e) and amounts required to be paid by the Servicer pursuant to such Section 6.05(e) in connection with losses on investments of amounts in the related Certificate Account;

            (v) the Termination Price; and

            (vi) any amount required to be deposited in the related Certificate Account pursuant to Section 6.14(c).

            Section 6.02 Permitted Withdrawals from Certificate Account.

            With respect to each Sub-Pool, the Trustee shall, based upon information set forth in the Servicer's Certificate for such Remittance Date, withdraw amounts on deposit in the related Certificate Account on each Remittance Date in the following order of priority:

                  (i) except as to the final Remittance Date hereunder, to pay the Certificate Insurer the related Monthly Premium pursuant to
            Section 6.04;

                  (ii) to effect the distributions described in Section 6.06(c), exclusive of the distributions described in the last paragraph of
            Section 6.06(c);

                  (iii) except as to the final Remittance Date hereunder, to make deposits in the related Trustee Expense Account pursuant to
            Section 6.03(a)(i);

and also, in no particular order of priority:

                  (iv) to invest amounts on deposit in the related Certificate
            Account in Permitted Instruments pursuant to Section 6.05;

                  (v) to pay on a monthly basis to the Servicer interest paid and earnings realized on Permitted Instruments in the related Certificate Account;

                  (vi) to withdraw any amount not required to be deposited in the related Certificate Account or deposited therein in error; and

                  (vii) to clear and terminate the related Certificate Account upon the termination of this Agreement in accordance with Article XI of this Agreement.

            Section 6.03 Establishment of Trustee Expense Account; Deposits in
                         Trustee Expense Account; Permitted Withdrawals from Trustee Expense Account.

            (a) With respect to each Sub-Pool and no later than the Closing Date, the Trustee will establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled, with respect to Sub-Pool 1, "Sub-Pool 1 Trustee Expense Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1996-4", and with respect to Sub-Pool 2, "Sub-Pool 2 Trustee Expense Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1996-4." With respect to each Sub-Pool, the Trustee shall deposit into the related Trustee Expense Account:

                  (i) on each Remittance Date (other than the final Remittance
            Date hereunder) from the amounts on deposit in the related Certificate Account an amount equal to the Annual Trustee Expense Amount, subject to the provisions of Section 6.06(c); and

                  (ii) upon receipt, all income or gain from investments of
            funds on deposit in the related Trustee Expense Account pursuant to
            Section 6.05(e) and all amounts
            required to be paid by the Servicer pursuant to such Section 6.05(e) in connection with losses on investments of amounts in the related Trustee Expense Account.

If at any time the amount then on deposit in any Trustee Expense Account shall be insufficient to pay in full the fees and expenses of the Trustee then due with respect to a Sub-Pool, the Trustee shall make demand on the related Servicer to advance the amount of such insufficiency, and the Servicer shall promptly advance such amount. If the related Servicer fails to make such advance, the Depositor shall do so upon demand of the Trustee. Thereafter, the Servicer and the Depositor shall be entitled to reimbursement solely from the related Trustee Expense Account pursuant to subclause (c)(ii) below for the amount of any such advance from any excess available after payment of Trust Fund expenses.

            (b) The Trustee may withdraw amounts on deposit in the Trustee Expense Account with respect to each Sub-Pool for investment in Permitted Instruments pursuant to Section 6.05, and the Trustee shall withdraw amounts on deposit in the related Trustee Expense Account:

                  (i) to pay, as described in Section 2.08 above, the Trustee's fees and expenses allocable to or incurred in connection with the Certificates with respect to the related Sub-Pool;

                  (ii) to pay on a monthly basis to the Servicer interest paid and earnings realized on Permitted Instruments in the related Trustee Expense Account;

                  (iii) to withdraw any amounts not required to be deposited in the related Trustee Expense Account or deposited therein in error;
            and

                  (iv) to clear and terminate the related Trustee Expense
            Account upon termination of this Agreement with any amounts on deposit therein being paid to the Servicer and/or the Depositor to the extent of any Reimbursable Amounts and the remainder to the Class R Certificateholders.

            (c) On the twelfth Remittance Date following the Closing Date, and on each twelfth Remittance Date thereafter, the Trustee shall determine whether all payments required to be made pursuant to subclauses (b)(i), (b)(ii) and
(b)(iii) above, have been made, and from any amounts remaining in the related Trustee Expense Account, the Trustee shall, based upon information set forth in the Servicer's Certificate for such Remittance Date (in the following order of priority):

                  (i) pay any amounts not previously paid and required to be paid pursuant to subclauses (b)(i), (b)(ii) and (b)(iii) above;

                  (ii) reimburse the Servicer and/or the Depositor, for
            Reimbursable Amounts;

                  (iii) reimburse the Servicer and/or the Depositor for advances made by it pursuant to the last paragraph of subclause (a) above;
            and

                  (iv) remit to the Servicer as additional Servicing
            Compensation any amounts remaining in the related Trustee Expense Account after payments made pursuant to subclauses (b)(i), (b)(ii),
            (b)(iii), (c)(i) and (c)(ii), above.

            Section 6.04 Payment of Monthly Premium to Certificate Insurer.

            With respect to each Sub-Pool and on each Remittance Date commencing on January 27, 1997 (other than the final Remittance Date hereunder), from the amounts on deposit in the Certificate Account with respect to the related Sub-Pool, prior to making the remittances required pursuant to Section 6.06(c), the Trustee shall pay the Certificate Insurer the Monthly Premium with respect to such Sub-Pool.

            Section 6.05 Investment of Accounts.

            (a) So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account, except the Pre-Funding Accounts held by the Trustee, shall be invested and reinvested by the Trustee, as directed in writing, or by telephone or facsimile transmission confirmed in writing, by the Servicer, in one or more Permitted Instruments. Subject to the last paragraph of Section 5.04 above in the case of the Principal and Interest Accounts, no such investment in any Account shall mature later than the Business Day immediately preceding the next Remittance Date. Consistent with any requirements of the Code, all or a portion of the Reserve Accounts held by the Trustee shall be invested and reinvested by the Trustee, as directed in writing, or by telephone or facsimile transmission confirmed in writing, by the Holders of a majority in Percentage Interest of the Class R Certificates in one or more Permitted Instruments. No such investment shall mature later than the Business Day immediately preceding the next Remittance Date.

            (b) If any amounts are needed for disbursement from any Account held by the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Trustee shall not be liable for any investment loss or other charge resulting therefrom unless the Trustee's failure to perform in accordance with this Section 6.05 is the cause of such loss or charge or if the Trustee is the obligor and has defaulted thereon.

            (c) Subject to Section 12.01, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Permitted Instrument included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

            (d) The Trustee shall invest and reinvest funds in the Accounts held by the Trustee, to the fullest extent practicable, in such manner as the Servicer or the Holders of a majority in Percentage Interest of the Class R Certificates, as applicable, shall from time to time direct as set forth in
Section 6.05(a) above, but only in one or more Permitted Instruments.

            (e) All income or other gain from investments in any Account held by the Trustee shall be deposited in such Account immediately on receipt, and the Trustee shall notify the Servicer, or the Depositor, or the Holders of a majority in Percentage Interest of the Class R Certificates as the case may be, of any loss resulting from such investments. Upon receipt of such notification, the Servicer, in the case of all Accounts other than the Interest Coverage Accounts and the Reserve Accounts, the Depositor, in the case of the Interest Coverage Accounts and the Class R Certificateholders in the case of the Reserve Accounts, shall promptly remit the amount of any such loss from their own funds, without reimbursement therefor, to the Trustee for deposit in the Account or Accounts from which the related funds were withdrawn for investment.

            Section 6.06 Priority and Subordination of Distributions.

            (a) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund, and all ownership interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. In this regard, all rights of the Class R Certificateholders to receive distributions in respect of the Class R Certificates shall be subject and subordinate to the preferential rights of the Class A Certificateholders to receive distributions in respect of the Class A Certificates, to the extent set forth herein. In accordance with the foregoing, the ownership interests of the Class R Certificateholders in amounts deposited in the Accounts from time to time shall not vest unless and until such amounts are properly distributed in respect of the Class R Certificates in accordance with the terms of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, no Certificateholder shall be required to refund any amount properly distributed to it pursuant to the terms of this Agreement.

            (b) As soon as possible, and in no event later than 10:00 a.m. Chicago time on the Business Day immediately preceding each Remittance Date, subject to receipt by the Trustee of the Servicer's Certificate, the Trustee shall furnish the Certificate Insurer and the Servicer with a completed notice in the form set forth as Exhibit A to the Certificate Insurance Policy (the "Notice") indicating that an Insured Payment is necessary. The Notice shall specify the amount of Insured Payment and shall constitute a claim for an Insured Payment pursuant to the Certificate Insurance Policy. Upon receipt of Insured Payments on behalf of the Class A Certificateholders under the Certificate Insurance Policy, the Trustee shall deposit such Insured Payments in the related Certificate Account and shall distribute such Insured Payments in accordance with Section 6.02(ii) above and Section 6.06(c) and (d).

            Each Class A Certificateholder shall promptly notify the Trustee in writing upon the receipt of a court order as described in clause (c)(vii) of the definition of Class A Principal

Remittance Amount. The Trustee shall promptly notify the Certificate Insurer upon its receipt from any Certificateholder of any such court order. If the payment of any portion or all of any amount that is insured by the Certificate Insurer under the Certificate Insurance Policy is voided pursuant to a final order of a court exercising proper jurisdiction in an insolvency proceeding to the effect that the Trustee or the Class A Certificateholder, as the case may be, is required to return any such payment or portion thereof prior to the expiration date of the Certificate Insurance Policy because such payment was voided under the U.S. Bankruptcy Code, with respect to which order the appeal period has expired without an appeal having been filed (a "Final Order"), and, as a result, the Trustee or any Class A Certificateholder is required to return such voided payment, or any portion of such voided payment made in respect of the Class A Certificates (a "Preference Amount"), the Certificate Insurer will pay an amount equal to each such Preference Amount, on the second Business Day following receipt by the Certificate Insurer of (x) a certified copy of the Final Order, (y) an assignment, in form reasonably satisfactory to the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of the Trustee and/or such Class A Certificateholder relating to or arising under such Preference Amount and appointing the Certificate Insurer as the agent of the Trustee and/or such Class A Certificateholder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Trustee or such Class A Certificateholder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or Class A Certificateholder directly (unless a Class A Certificateholder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Trustee for distribution to the Class A Certificateholder upon proof of such payment reasonably satisfactory to the Certificate Insurer). Notwithstanding the foregoing, in no event shall the Certificate Insurer be (i) required to make any payment under the Certificate Insurance Policy in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by the Certificate Insurer thereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of the Class A Certificates, prior to the time the Certificate Insurer otherwise would have been required to make a payment in respect of such principal.

            Each Class A Certificateholder, by its purchase of the Class A Certificates, the Servicer and the Trustee hereby agree that the Certificate Insurer may at any time during the continuation of any proceeding relating to a preference claim direct all matters relating to such preference claim, including, without limitation, the direction of any appeal of any order relating to such preference claim and the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to the rights of the Servicer, the Trustee and each Class A Certificateholder in the conduct of any such preference claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such preference claim.

            The Trustee shall receive, as attorney-in-fact of each Holder of a Class A Certificate, any Insured Payment with respect to the related Sub-Pool from the Certificate

Insurer and disburse the same to each Holder of a Class A Certificate with respect to the related Sub-Pool in accordance with the provisions of this
Section 6.06. Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policy shall not be considered payment by the Trust Fund nor shall such payments discharge the obligation of the Trust Fund with respect to such Class A Certificates, and the Certificate Insurer shall become the owner of such unpaid amounts due from the Trust Fund in respect of Class A Certificates. The Trustee hereby agrees on behalf of each Holder of a Class A Certificate for the benefit of the Certificate Insurer that it recognizes that to the extent the Certificate Insurer makes Insured Payments with respect to a Sub-Pool, either directly or indirectly (as by paying through the Trustee), to the related Class A Certificateholders, the Certificate Insurer will be subrogated to the rights of such Class A Certificateholders, with respect to such Insured Payment, shall be deemed, to the extent of the payments so made, to be a registered Class A Certificateholder and shall receive all future related Class A Remittance Amounts with respect to such Sub-Pool until all such Insured Payments by the Certificate Insurer have been fully reimbursed, subject to the following paragraph. To evidence such subrogation, the Trustee shall, or shall cause the Certificate Registrar to, note the Certificate Insurer's rights as subrogee on the registration books maintained by the Trustee or the Certificate Registrar upon receipt from the Certificate Insurer of proof of payment of any Insured Payment. Except as otherwise described herein, the Certificate Insurer shall not acquire any voting rights hereunder as a result of such subrogation. The effect of the foregoing provisions is that, to the extent of Insured Payments made by it, the Certificate Insurer shall be paid before payment of the balance of the Class A Remittance Amount with respect to the related Sub-Pool for which an Insured Payment was made, is made to the other Holders of the related Class A Certificates, subject to the following paragraph.

            It is understood and agreed that the intention of the parties is that the Certificate Insurer shall not be entitled to reimbursement on any Remittance Date for amounts previously paid by it with respect to a Sub-Pool unless on such Remittance Date the related Class A Certificateholders shall also have received the full amount of the related Class A Remittance Amount with respect to the related Class of Class A Certificates (exclusive of any related Class A Carry-Forward Amount, to the extent representing amounts previously paid to such related Class A Certificateholders as Insured Payments or representing interest accrued in respect of Insured Payments) for such Remittance Date.

            (c) On or before each Remittance Date, the Servicer shall determine the Overcollateralization Amount for each Sub-Pool after giving effect to the distribution of the related Class A Principal Remittance Amount to the Holders of the related Class of Class A Certificates on such Remittance Date and the amount of the related Net Excess Spread. On each Remittance Date the Trustee shall withdraw from each Certificate Account the related Amount Available, and make distributions thereof, based upon the information set forth in the Servicer's Certificate for such Remittance Date, in the following order of priority to the extent available, except to the extent that the priority set forth in Section 6.07 shall be applicable:

      (A) With respect to the Class 1A Certificates and Sub-Pool 1:

            (X) If the Remittance Date is prior to the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

            (i) to the Class 1A-1 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), an amount equal to the lesser of:

                  (A) the Amount Available with respect to Sub-Pool 1; and

                  (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-1 Certificates;

            (ii) to the Class 1A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), an amount equal to the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clause (X)(i) above; and

                  (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-2 Certificates;

            (iii) to the Class 1A-3 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), an amount equal to the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) and (ii) above; and

                  (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-3 Certificates;

            (iv) to the Class 1A-4 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), an amount equal to the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through
                  (iii) above; and

                  (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-4 Certificates;

            (v) to the Class 1A-5 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), an amount equal to the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through
                  (iv) above; and

                  (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-5 Certificates;

            (vi) to the Class 1A-6 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), an amount equal to the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through
                  (v) above; and

                  (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-6 Certificates;

            (vii) to the Class 1A-7 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), an amount equal to the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through
                  (vi) above; and

                  (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-7 Certificates;

            (viii) to the Class 1A-7 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-7 Principal Balance until the Class 1A-7 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through
                  (vii) above; and

                  (B) the Class 1A-7 Lockout Remittance Amount;

            (ix) to the Class 1A-1 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-1 Principal Balance, to the extent described below, until the Class 1A-1 Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through
                  (viii) above; and

                  (B) the balance of the related Class A Principal Remittance Amount after payments described in clause (X)(viii) above;

            (x) at such time as the Class 1A-1 Principal Balance has been reduced to zero, to the Class 1A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-2 Principal Balance, to the extent described below, until the Class 1A-2 Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and
      (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through
                  (ix) above; and

                  (B) the balance of the related Class A Principal Remittance Amount after payments described in clauses (X)(viii) and (ix) above;

            (xi) at such time as the Class 1A-2 Principal Balance has been reduced to zero, to the Class 1A-3 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-3 Principal Balance, to the extent described below, until the Class 1A-3 Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and
      (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through
                  (x) above; and

                  (B) the balance of the related Class A Principal Remittance Amount after payments described in clauses (X)(viii) through
                  (x) above;

            (xii) at such time as the Class 1A-3 Principal Balance has been reduced to zero, to the Class 1A-4 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-4 Principal Balance, to the extent described below, until the Class 1A-4 Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and
      (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through
                  (xi) above; and

                  (B) the balance of the related Class A Principal Remittance Amount after payments described in clauses (X)(viii) through
                  (xi) above;

            (xiii) at such time as the Class 1A-4 Principal Balance has been reduced to zero, to the Class 1A-5 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-5 Principal Balance, to the extent described below, until the Class 1A-5 Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and
      (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through
                  (xii) above; and

                  (B) the balance of the related Class A Principal Remittance Amount after payments described in clauses (X)(viii) through
                  (xii) above;

            (xiv) at such time as the Class 1A-5 Principal Balance has been reduced to zero, to the Class 1A-6 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-6 Principal Balance, to the extent described below, until the Class 1A-6 Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and
      (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through
                  (xiii) above; and

                  (B) the balance of the related Class A Principal Remittance Amount after payments described in clauses (X)(viii) through
                  (xiii) above;

            (xv) at such time as the Class 1A-6 Principal Balance has been reduced to zero, to the Class 1A-7 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-7 Principal Balance, to the extent described below, until the Class 1A-7 Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and
      (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through
                  (xiii) above; and

                  (B) the balance of the related Class A Principal Remittance Amount after payments described in clauses (X)(viii) through
                  (xiv) above;

            (xvi) to the Sub-Pool 1 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through (xv) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Sub-Pool 1;

            (xvii) to the Class 1A-1 Certificateholders to be applied to reduce the Class 1A-1 Principal Balance until the Class 1A-1 Principal Balance has been reduced to zero, an amount equal to the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through
                  (xvi) above; and

                  (B) the Additional Principal with respect to Sub-Pool 1;

            (xviii) to the Class 1A-2 Certificateholders to be applied to reduce the Class 1A-2 Principal Balance until the Class 1A-2 Principal Balance has been reduced to zero, an amount equal to the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through
                  (xvii) above; and

                  (B) the Additional Principal with respect to Sub-Pool 1;

            (xix) to the Class 1A-3 Certificateholders to be applied to reduce the Class 1A-3 Principal Balance until the Class 1A-3 Principal Balance has been reduced to zero, an amount equal to the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through (xviii) above; and

                  (B) the Additional Principal with respect to Sub-Pool 1;

            (xx) to the Class 1A-4 Certificateholders to be applied to reduce the Class 1A-4 Principal Balance until the Class 1A-4 Principal Balance has been reduced to zero, an amount equal to the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through
                  (xix) above; and

                  (B) the Additional Principal with respect to Sub-Pool 1;

            (xxi) to the Class 1A-5 Certificateholders to be applied to reduce the Class 1A-5 Principal Balance until the Class 1A-5 Principal Balance has been reduced to zero, an amount equal to the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through
                  (xx) above; and

                  (B) the Additional Principal with respect to Sub-Pool 1;

            (xxii) to the Class 1A-6 Certificateholders to be applied to reduce the Class 1A-6 Principal Balance until the Class 1A-6 Principal Balance has been reduced to zero, an amount equal to the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through
                  (xxi) above; and

                  (B) the Additional Principal with respect to Sub-Pool 1;

            (xxiii) to the Class 1A-7 Certificateholders to be applied to reduce the Class 1A-7 Principal Balance until the Class 1A-7 Principal Balance has been reduced to zero, an amount equal to the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through
                  (xxii) above; and

                  (B) the Additional Principal with respect to Sub-Pool 1;

            (xxiv) to the Servicer and/or the Depositor, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through (xxiii) above and any expenses incurred in connection with any third party claims that remain unreimbursed;

            (xxv) to the Servicer, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through (xxiv) above and the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Sub-Pool 1 previously made by the Servicer and not previously reimbursed; and

            (xxvi) to the Class R Certificateholders, the balance of the Amount Available with respect to Sub-Pool 1, if any, after payments described in clauses (X)(i) through (xxv) above.

      (Y) If the Remittance Date is on or after the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

            (i) to the Class 1A-1 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                  (A) the Amount Available with respect to Sub-Pool 1; and

                  (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-1 Certificates;

            (ii) to the Class 1A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clause (Y)(i) above; and

                  (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-2 Certificates;

            (iii) to the Class 1A-3 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (Y)(i) and (ii) above; and

                  (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-3 Certificates;

            (iv) to the Class 1A-4 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (Y)(i) through
                  (iii) above; and

                  (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-4 Certificates;

            (v) to the Class 1A-5 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (Y)(i) through
                  (iv) above; and

                  (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-5 Certificates;

            (vi) to the Class 1A-6 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (Y)(i) through
                  (v) above; and

                  (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-6 Certificates;

            (vii) to the Class 1A-7 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (Y)(i) through
                  (vi) above; and

                  (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-7 Certificates;

            (viii) to the Class 1A-7 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-7 Principal Balance to the extent described below, until the Class 1A-7 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                  (A) the balance of the Net Excess Amount Available with respect to Sub-Pool 1 after payments described in clauses
                  (Y)(i) through (vii) above; and

                  (B) the Class 1A-7 Lockout Remittance Amount;

            (ix) to the Class 1A-1 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-1 Principal Balance until the Class 1A-1 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                  (A) the balance of the Net Excess Amount Available with respect to Sub-Pool 1 after payments described in clauses
                  (Y)(i) through (viii) above; and

                  (B) the balance of the related Class A Principal Remittance Amount after payments described in clause (Y)(viii) above;

            (x) to the Class 1A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-2 Principal Balance until the Class 1A-2 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                  (A) the balance of the Net Excess Amount Available with respect to Sub-Pool 1 after payments described in clauses
                  (Y)(i) through (ix) above; and

                  (B) the balance of the related Class A Principal Remittance Amount after payments described in clauses (Y)(viii) and (ix) above;

            (xi) to the Class 1A-3 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-3 Principal Balance until the Class 1A-3 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward

      Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                  (A) the balance of the Net Excess Amount Available with respect to Sub-Pool 1 after payments described in clauses
                  (Y)(i) through (x) above; and

                  (B) the balance of the Class A Principal Remittance Amount after payments described in clauses (Y)(viii) through (x) above;

            (xii) to the Class 1A-4 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-4 Principal Balance until the Class 1A-4 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                  (A) the balance of the Net Excess Amount Available with respect to Sub-Pool 1 after payments described in clauses
                  (Y)(i) through (xi) above; and

                  (B) the balance of the related Class A Principal Remittance Amount after payments described in clauses (Y)(viii) through
                  (xi) above;

            (xiii) to the Class 1A-5 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-5 Principal Balance until the Class 1A-5 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                  (A) the balance of the Net Excess Amount Available with respect to Sub-Pool 1 after payments described in clauses
                  (Y)(i) through (xii) above; and

                  (B) the balance of the related Class A Principal Remittance Amount after payments described in clauses (Y)(viii) through
                  (xii) above;

            (xiv) to the Class 1A-6 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-6 Principal Balance until the Class 1A-6 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                  (A) the balance of the Net Excess Amount Available with respect to Sub-Pool 1 after payments described in clauses
                  (Y)(i) through (xiii) above; and

                  (B) the balance of the related Class A Principal Remittance Amount after payments described in clauses (Y)(viii) through
                  (xiii) above;

            (xv) to the Class 1A-7 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-7 Principal Balance until the Class 1A-7 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                  (A) the balance of the Net Excess Amount Available with respect to Sub-Pool 1 after payments described in clauses
                  (Y)(i) through (xiv) above; and

                  (B) the balance of the related Class A Principal Remittance Amount after payments described in clauses (Y)(viii) through
                  (xiv) above;

            (xvi) to the Sub-Pool 1 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (xv) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Sub-Pool 1;

            (xvii) to the Servicer and/or the Depositor, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (xvi) above and any expenses incurred in connection with any third party claims that remain unreimbursed;

            (xviii) to the Servicer, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (xvii) above and the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Sub-Pool 1 previously made by the Servicer and not previously reimbursed; and

            (xix) to the Class R Certificateholders, the balance of the Amount Available with respect to Sub-Pool 1, if any, after payments described in clauses (Y)(i) through (xviii) above.

      (B) With respect to the Class 2A Certificates and Sub-Pool 2:

            (X) If the Remittance Date is prior to the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

            (i) to the Class 2A Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                  (A) the Amount Available with respect to Sub-Pool 2; and

                  (B) the Class 2A Interest Remittance Amount with respect to the Class 2A Certificates;

            (ii) to the Class 2A Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 2A Principal Balance, to the extent described below, until the Class 2A Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clause (X)(i) above; and

                  (B) the Class A Principal Remittance Amount with respect to the Class 2A Certificates;

            (iii) to the Sub-Pool 2 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clauses (X)(i) and (ii) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Sub-Pool 2;

            (iv) to the Class 2A Certificateholders to be applied to reduce the Class 2A Principal Balance until the Class 2A Principal Balance has been reduced to zero, an amount equal to the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clauses (X)(i) through
                  (iii) above; and

                  (B) the Additional Principal with respect to Sub-Pool 2;

            (v) to the Servicer and/or the Depositor, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clauses (X)(i) through (iv) above and any expenses incurred in connection with any third party claims that remain unreimbursed;

            (vi) to the Servicer, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clauses (X)(i) through (v) above and the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Sub-Pool 2 previously made by the Servicer and not previously reimbursed; and

            (vii) to the Class R Certificateholders, the balance of the Amount Available with respect to Sub-Pool 2, if any, after payments described in clauses (X)(i) through (vi) above.

      (Y) If the Remittance Date is on or after the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

            (i) to the Class 2A Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                  (A) the balance of the Amount Available with respect to Sub-Pool 2; and

                  (B) the Class 2A Interest Remittance Amount with respect to the Class 2A Certificates;

            (ii) to the Class 2A Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 2A Principal Balance until the Class 2A Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount below, the lesser of:

                  (A) the balance of the Net Excess Amount Available with respect to Sub-Pool 2 after payments described in clause
                  (Y)(i) above; and

                  (B) the Class A Principal Remittance Amount with respect to the Class 2A Certificates;

            (iii) to the Sub-Pool 2 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clauses (Y)(i) and (ii) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Sub-Pool 2;

            (iv) to the Servicer and/or the Depositor, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clauses (Y)(i) through (iii) above and any expenses incurred in connection with any third party claims that remain unreimbursed;

            (v) to the Servicer, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clauses (Y)(i) through (iv) above and the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Sub-Pool 2 previously made by the Servicer and not previously reimbursed; and

            (vi) to the Class R Certificateholders, the balance of the Amount Available with respect to Sub-Pool 2, if any, after payments described in clauses (Y)(i) through (v) above.

            As contemplated by Section 6.06(b) above, amounts distributed to the related Class A Certificateholders pursuant to Sections 6.06(c)(A)(X)(i) through
(xv) and 6.06(c)(A)(Y)(i) through (xv) with respect to Sub-Pool 1, and Sections 6.06(c)(B)(X)(i) and (ii) and 6.06(c)(B)(Y)(i) and (ii) with respect to Sub-Pool 2 above shall be applied first to distributions to the actual Certificateholders, to the extent of, as applicable, the related Class A Remittance Amount with respect to the related Classes of Class A Certificates (exclusive of any Class A Carry-Forward Amount to the extent representing amounts previously paid to the related Classes of Class A Certificateholders, as Insured Payments or representing interest accrued in respect of Insured Payments), and then to reimbursement payments to the Certificate Insurer as subrogee to such Certificateholders.

            Upon the earlier to occur of (i) the February 25, 1997 Remittance Date and (ii) the termination of this Agreement, the Trustee shall distribute any amount remaining in the related Pre-Funding Account to the related Class 1A or Class 2A Certificateholders, in proportion to the related Class 1A Principal Balance and the Class 2A Principal Balance, respectively, to reduce the related Class 1A Principal Balance and the Class 2A Principal Balance until the related Class 1A Principal Balance and the Class 2A Principal Balance are zero.

            (d) Except as otherwise provided in the next succeeding sentence and Sections 6.06(e) and 6.07, all distributions made to the Class 1A Certificateholders, Class 2A Certificateholders or Class R Certificateholders as a Class on each Remittance Date will be made on a pro rata basis among the Certificateholders of record of the respective Class on the immediately preceding Record Date, except that the initial distribution on all Classes of

Certificates other than the Class 1A-1 Certificates and the Class 2A Certificates will be made to Certificateholders of record as of the Closing Date, based on the Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall own of record
(i) any Class R Certificate, or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000 appearing in the Certificate Register and shall have provided timely and complete wiring instructions, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in the manner, but only upon presentment and surrender of such Certificate at the location specified in the notice to Certificateholders of such final distribution.

            (e) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Class A Certificates. None of the Trustee, the Certificate Registrar, the Depositor nor the Servicer shall have any responsibility therefor except as otherwise provided by applicable law.

            To the extent applicable and not contrary to the rules of the Depository, the Trustee shall comply with the provisions of the form of the respective Class A Certificate as set forth in Exhibits B-1 and B-2.

                  Section 6.07 Insufficiency of Amount Available or Net Excess
                               Amount Available.

            If as of any Remittance Date the Amount Available, if such Remittance Date is prior to the Cross-Over Date, or the related Net Excess Amount Available plus that additional portion of the Amount Available constituting Excess Spread available to pay the related Class A Interest Remittance Amount with respect to the related Class of Class A Certificates pursuant to Sections 6.06(c)(A)(Y)(i) through (vii) with respect to Sub-Pool 1 and Section 6.06(c)(B)(Y)(i) with respect to Sub-Pool 2 above, if such Remittance Date is on or after the Cross-Over Date, is insufficient to pay the related Class A Certificateholders the related Class A Interest Remittance Amount, then the related Amount Available or related Net Excess Amount Available, plus that additional portion of the related Amount Available constituting Excess Spread with respect to the related Sub-Pool available to pay the related Class A Interest Remittance Amount with respect to the related Class of Class A Certificates pursuant to Sections 6.06(c)(A)(Y)(i) through (vii) with respect to Sub-Pool 1, and Section 6.06(c)(B)(Y)(i) with respect to Sub-Pool 2 above, as the case may be, shall be distributed by the Trustee to the related Class A

Certificateholders (including the Certificate Insurer as subrogee thereof) as follows, with respect to each Sub-Pool: first, to the extent of the related Class A Remittance Amount with respect to the related Class of Class A Certificates exclusive of that portion of the related Class A Carry-Forward Amount representing amounts previously covered by Insured Payments with respect to the related Sub-Pool or interest accrued in respect of such Insured Payments, in proportion to the amount of interest that would have been distributed to such related Class A Certificateholder absent such shortfall; and second, that portion of the related Class A Carry-Forward Amount representing amounts previously covered by Insured Payments with respect to the related Sub-Pool or interest accrued in respect of such Insured Payments with respect to the related Sub-Pool, in proportion to the amount of interest that would have been distributed to such related Class A Certificateholder absent such shortfall.

            Section 6.08 Statements.

            On or before 10:00 a.m. New York City time on the Determination Date, the Servicer shall deliver to the Certificate Insurer and the Trustee, by telecopy, the receipt and legibility of which shall be confirmed telephonically, and with hard copy thereof (and in the case of the remittance report referenced below, such report in computer readable magnetic tape, electronic data file or equivalent form) to be delivered on the following Business Day, a certificate signed by a Servicing Officer and the Servicer's Monthly Remittance Report substantially in the form attached hereto as Exhibit Q (together, the "Servicer's Certificate") stating the date (day, month and year), the series number of the Certificates, the date of this Agreement, and the following information with respect to each Sub-Pool:

                  (i) The Available Remittance Amount for the related Remittance
            Date and any portion thereof that has been deposited in the related Certificate Account but, pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code, may not be withdrawn therefrom, the Amount Available with respect to each Sub-Pool and the Net Excess Amount Available with respect to each Sub-Pool;

                  (ii) The Class 1A Principal Balance with respect to each Class of Class 1A Certificates, the Class 2A Principal Balance and the related Sub-Pool Principal Balance as reported in the prior Servicer's Certificate pursuant to subclause (xii) below, or, in the case of the first Determination Date, the Original Class 1A Principal Balance and the Original Class 2A Principal Balance;

                  (iii) The number and Principal Balances of all Mortgage Loans which were the subject of Principal Prepayments during the related Due Period;

                  (iv) The amount of all Curtailments which were received during the Due Period;

                  (v) The combined aggregate amount of (i) all Excess Payments and (ii) the principal portion of all Monthly Payments received during the related Due Period;

                  (vi) The amount of interest received on the Mortgage Loans;

                  (vii) The amount of the Monthly Advances to be made on the
            Determination Date, the Compensating Interest payment to be made on the Determination Date, the related Interest Coverage Addition to be made on the Remittance Date and the amount to be deposited into the related Certificate Account from funds on deposit in the related Reserve Account pursuant to Section 6.14(c) on the Remittance Date;

                  (viii) The delinquency and foreclosure information calculated as of the end of the month preceding the Determination Date set forth in the form attached hereto as Exhibit N;

                  (ix) The Class A Principal Remittance Amount, the Class 1A
            Interest Remittance Amount, the Class 2A Interest Remittance Amount and for the related Remittance Date with the components thereof stated separately and the portion of the Class A Principal Remittance Amount to be distributed to the Class 1A
            Certificateholders and the Class 2A Certificateholders, respectively;

                  (x) With respect to each Sub-Pool, the amount of the Insured
            Payment, if any, to be made on the related Remittance Date, separately identified with respect to the Class 1A Certificates and the Class 2A Certificates, the amount, if any, of previously unreimbursed Insured Payments, and the aggregate portion of the amounts described in clause (ix) above that represents unpaid interest accrued in respect of Insured Payments in accordance with the definition of Class A Carry-Forward Amount;

                  (xi) The amount to be distributed to the Class R
            Certificateholders for the Remittance Date;

                  (xii) The Class 1A Principal Balance with respect to each
            Class of Class 1A Certificates, the Class 2A Principal Balance and the related Sub-Pool Principal Balance after giving effect to the distribution to be made on the related Remittance Date;

                  (xiii) With respect to each Sub-Pool, the weighted average maturity and the weighted average Mortgage Rate;

                  (xiv) The Servicing Fees and the amounts to be paid to the
            Certificate Insurer as the Monthly Premium pursuant to Section 6.02(i) above and to the related Trustee Expense Account pursuant to
            Section 6.03;

                  (xv) The amount of all payments or reimbursements to the
            Servicer pursuant to Section 5.04 (ii), (iv), (vi) and (ix) above and the amounts, if any, withdrawn pursuant to 5.04 (v) and (vii) above;

                  (xvi) The related Sub-Pool Factor determined using the related
            Sub-Pool Principal Balance in subclause (xii) above, computed to seven (7) decimal places;

                  (xvii) With respect to each Sub-Pool, the Excess Spread to be deposited in the related Certificate Account pursuant to Section 6.01(iii) above;

                  (xviii) With respect to each Sub-Pool, the allocation of
            Excess Spread to be distributed pursuant to Section 6.06(c) above to Class 1A and Class 2A Certificateholders, to the Servicer and/or Depositor as Reimbursable Amounts, to the Servicer as Nonrecoverable Advances and to the Class R Certificateholders;

                  (xix) With respect to each Sub-Pool, the sum of all Realized
            Losses since the Closing Date, the Subordinated Amount as of such Remittance Date, and the Unrecovered Class A Portion if any;

                  (xx) The amounts which are reimbursable to the Servicer or the
            Depositor, as appropriate, pursuant to Sections 6.02, 6.03(c), 6.04 and 6.06(c) above;

                  (xxi) With respect to each Sub-Pool, the number of Mortgage
            Loans at the beginning and at the end of the related Due Period;

                  (xxii) If the related Remittance Date is the final Remittance
            Date in connection with the purchase by the Servicer of all the Mortgage Loans and REO Properties of the related Sub-Pool pursuant to Section 11.01, the Termination Price;

                  (xxiii) With respect to each Sub-Pool, for the February 25,
            1997 Remittance Date, the balance of the related Pre-Funded Amount that has not been used to purchase Subsequent Mortgage Loans and that is being distributed to the related Classes of Class A Certificateholders as a mandatory prepayment of principal, if any, on such Remittance Date pursuant to the last paragraph of Section 6.06(c) above;

                  (xxiv) With respect to each Sub-Pool, the
            Overcollateralization Amount after giving effect to the distribution of the related Class A Principal Remittance Amount on such Remittance Date, the Required Overcollateralization Amount for such Remittance Date and the amount of the related Additional Principal to be distributed on such Remittance Date;

                  (xxv) Such other information as the Certificate Insurer and the Certificateholders may reasonably request and which is produced or available in the ordinary course of the Servicer's business; and

                  (xxvi) The aggregate unpaid principal balance of all
            delinquent Mortgage Loans repurchased by the Servicer on any Determination Date and cumulatively since the Closing Date pursuant to Section 5.11.

            The Trustee shall forward copies of such Servicer's Certificate to the Certificateholders and Moody's on the Remittance Date. All reports prepared by the Trustee of such withdrawals and deposits will be based in whole or in part upon the information provided to the Trustee by the Servicer, and the Trustee may fully rely upon and shall have no liability with respect to such information provided by the Servicer.

            To the extent that there are inconsistencies between the telecopy of the Servicer's Certificate and the hard copy thereof, the Trustee shall be entitled to rely upon the telecopy.

            In the case of information furnished pursuant to subclauses (ii),
(iii), (iv), (v), (ix), (x) and (xii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class per $1,000 original dollar amount as of the Cut-off Date, in the case of such information relevant to Class A Certificateholders.

            (a) Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish to the Trustee for distribution to each Person who at any time during the calendar year was a Class A Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (vi), (ix) and (xiv) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Trustee or the Certificateholders pursuant to any requirements of the Code as from time to time are in force.

            (b) On each Remittance Date, the Trustee shall forward to the Class R Certificateholders a copy of the reports forwarded to the Class A Certificateholders in respect of such Remittance Date and a statement setting forth the amounts actually distributed to the Class R Certificateholders on such Remittance Date together with such other information as the Servicer deems necessary or appropriate.

            (c) Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish to the Trustee for distribution to each Person who at any time during the calendar year was a Class R Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Class R Certificateholder. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Trustee or the Certificateholders pursuant to any requirements of the Code as from time to time in force.

            (d) Upon reasonable advance notice in writing, the Servicer will provide to each Class A Certificateholder which is a savings and loan association, bank or insurance company access to information and documentation regarding the Mortgage Loans sufficient to permit such Class A Certificateholders to comply with applicable regulations of the FDIC or other regulatory authorities with respect to investment in the Class A Certificates.

            (e) The Servicer shall furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Certificateholder may reasonably require; provided, that the Servicer shall be entitled to be reimbursed by such Certificateholder for the Servicer's actual expenses incurred in providing such reports, if such reports are not generally produced in the ordinary course of the Servicer's business.

            (f) Reports and computer tapes furnished by the Servicer pursuant to this Agreement shall be deemed confidential and of proprietary nature, and shall not be copied or distributed except in connection with the purposes and requirements of this Agreement. No Person entitled to receive copies of such reports or tapes shall use the information therein for the purpose of soliciting the customers of the Depositor or for any other purpose except as set forth in this Agreement.

            Section 6.09 Advances by the Servicer.

            Not later than 4:00 p.m. New York time on the Determination Date, the Servicer shall remit to the Trustee for deposit in the related Certificate Account an amount (as indicated in the Servicer's Certificate prepared pursuant to Section 6.08 above), to be distributed on the related Remittance Date pursuant to Section 6.06 above, equal to the sum of, with respect to each Sub-Pool (a) the interest portions of the aggregate amount of Monthly Payments due but not received during the related Due Period (net of the Servicing Fee, the Annual Trustee Expense Amount and, after the Cross-Over Date, the Excess Spread with respect to the related Sub-Pool), plus (b) with respect to each REO Property with respect to the related Sub-Pool, which was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of interest on the Principal Balance of such REO Property at the related Mortgage Rate (net of the Servicing Fee, the Annual Trustee Expense Amount and, after the Cross-Over Date, the Excess Spread with respect to the related Sub-Pool) for the most recently ended calendar month over the net income from the REO Property transferred to the Principal and Interest Account with respect to the related Sub-Pool during the related Due Period pursuant to Section 5.10 above, plus (c) with respect to a Mortgage Loan with a delinquent Balloon Payment, an amount equal to the assumed interest portion of the aggregate amount of the Monthly Payment that would have been due on the related Due Period (net of the Servicing Fee, the Annual Trustee Expense Amount and, after the Cross-Over Date, the Excess Spread with respect to the related Sub-Pool) based on the original amortization schedule for such Mortgage Loan, plus (d) with respect to each Remittance Date, the amount necessary on the first, second, third, and fourth Remittance Dates to pay 30 days' interest with respect to each non-delinquent Mortgage Loan (net of the Servicing Fee and the Annual Trustee Expense Amount), plus (e) with respect to each Remittance Date, if pursuant to
Section 5.04(ii) above the Servicer has previously reimbursed itself for a Monthly Advance made pursuant to Section 6.09(c) or Section 6.09(d) above, then an amount equal to such amount previously reimbursed, such sum being defined herein as the "Monthly Advance". In lieu of making all or a portion of such Monthly Advance from its own funds, the Servicer may (i) cause to be made an appropriate entry in its records relating to the Principal and Interest Account with respect to the related Sub-Pool that any amount held in the Principal and Interest Account with respect to the related Sub-Pool, and not required for distribution on the immediately succeeding Remittance Date has been used by the Servicer in discharge of its obligation to make any such Monthly Advance and
(ii) transfer such funds from the Principal and Interest Account with respect to the related Sub-Pool, to the related Certificate Account. Any funds so applied and transferred shall be replaced by the Servicer by deposit in the related Principal and Interest Account no later than the close of business on the Business Day immediately preceding the Remittance Date on which such funds are required to be distributed pursuant to this Agreement. The Servicer may reimburse itself pursuant to Section 5.04 above for Monthly Advances made from its own funds. Notwithstanding the foregoing, the Monthly Advance required on the first Remittance Date by Section 6.09(d) above shall be mandatory, and each successive Monthly Advance pursuant to Section 6.09(d) and Section 6.09(e) above shall be made if and to the extent the Servicer has reimbursed itself for amounts previously advanced pursuant to such Sections 6.09(d) and 6.09(e), as the case may be.

            Section 6.10 Compensating Interest.

            Not later than the close of business on each Determination Date, with respect to each Mortgage Loan for which a Principal Prepayment or Curtailment was received during the related Due Period, the Servicer shall remit to the Trustee for deposit in the related Certificate Account from amounts otherwise payable to it as Servicing Compensation (as indicated in the Servicer's Certificate prepared pursuant to Section 6.08 above), an amount equal to the difference between (a) 30 days' interest on the Principal Balance of each such Mortgage Loan immediately following the Remittance Date in the related Due Period at the Mortgage Rate, net of the Servicing Fee and the Annual Trustee Expense Amount, and after the related Cross-Over Date, the Excess Spread with respect to the related Sub-Pool, and (b) the amount of interest actually received on each such Mortgage Loan for such Due Period, net of the Servicing Fee, the Annual Trustee Expense Amount, and after the related Cross-Over Date, the Excess Spread with respect to the related Sub-Pool.

            Section 6.11 [Reserved].

            Section 6.12 Pre-Funding Account.

            (a) With respect to each Sub-Pool and no later than the Closing Date, the Trustee shall establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled, with respect to Sub-Pool 1, "Sub-Pool 1 Pre-Funding Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1996-4 and with respect to Sub-Pool 2, "Sub-Pool 2 Pre-Funding Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1996-4." The Trustee shall, promptly upon receipt, deposit in the related Pre-Funding Account and retain therein the Original Pre-Funded Amount with respect to the related Sub-Pool remitted on the Closing Date to the Trustee by the Depositor. Prior to February 25, 1997 or any earlier Subsequent Transfer Date on which the entire balance of the Original Pre-Funded Amount with respect to the related Sub-Pool is applied to purchase Subsequent Mortgage Loans, the related Pre-Funding Account will be an asset of the Trust Fund REMIC.

            (b) Amounts on deposit in the related Pre-Funding Account shall be withdrawn by the Trustee as follows:

                  (i) On any Subsequent Transfer Date, the Trustee, upon written direction from the Depositor, shall withdraw from the related Pre-Funding Account an amount equal to 100% of the Principal Balances of the Subsequent Mortgage Loans with respect to the related Sub-Pool transferred and assigned to the Trustee on such Subsequent Transfer Date and pay such amount to or upon the order of the Depositor upon satisfaction of the conditions with respect to such transfer and assignment set forth in Section 2.10(b) above with respect to all Subsequent Mortgage Loans, Section 2.10(c) with respect to Sub-Pool 1 Subsequent Mortgage Loans and Section 2.10(d) with respect to Sub-Pool 2 Subsequent Mortgage Loans;

                  (ii) If the related Pre-Funded Amount has not been reduced to zero during the Funding Period, on the February 25, 1997 Remittance Date, the Trustee shall effect the distributions described in the last paragraph of Section 6.06(c) above;

and also, in no particular order of priority:

                  (iv) to withdraw any amount not required to be deposited in the related Pre-Funding Account or deposited therein in error; and

                  (v) to clear and terminate the related Pre-Funding Account upon the earliest to occur of (A) the February 25, 1997 Remittance Date, (B) the termination of this Agreement and (C) the termination of the related Sub-Pool, with any amounts remaining on deposit therein being paid to the Class R Certificateholders.

            Section 6.13 Interest Coverage Account.

            (a) With respect to each Sub-Pool and no later than the Closing Date, the Trustee shall establish and maintain with itself a separate, segregated trust account, which shall be an Eligible Account, titled, with respect to Sub-Pool 1, "Sub-Pool 1 Interest Coverage Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1996-4" and with respect to Sub-Pool 2, "Sub-Pool 2 Interest Coverage Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1996-4." The Trustee shall, promptly upon receipt, deposit in the related Interest Coverage Account and retain therein the related Interest Coverage Amount remitted on the Closing Date to the Trustee by the Depositor. Funds deposited in the related Interest Coverage Account shall be held in trust by the Trustee for the Certificateholders for the uses and purposes set forth herein. For federal income tax purposes, the Depositor shall be the owner of the related Interest Coverage Account and shall report all items of income, deduction, gain or loss arising therefrom. At no time will any Interest Coverage Account be an asset of the Trust Fund REMIC. All income and gain realized from investment of funds deposited in each Interest Coverage Account shall be for the sole and exclusive benefit of the Depositor and shall be remitted by the Trustee to the Depositor on the first Business Day following each Remittance Date. The Depositor shall deposit in the related Interest Coverage Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

            (b) With respect to each Sub-Pool and on the January 27, 1997 Remittance Date, the Trustee shall withdraw from the related Interest Coverage Account and deposit in the related Certificate Account an amount, as provided in the Servicer's Monthly Remittance Report, equal to (i) 30 days' interest on the related Original Pre-Funded Amount calculated at an annual rate equal to 11.6734% with respect to Sub-Pool 1 and 10.1421% with respect to Sub-Pool 2 minus (ii) the sum of (1) interest payments received on Subsequent Mortgage Loans with respect to the related Sub-Pool during the related Due Period and (2) Monthly Advances in respect of interest portions of delinquent Monthly Payments on Subsequent Mortgage Loans with respect to the related Sub-Pool conveyed to the Trustee during the related Due Period.

            (c) With respect to each Sub-Pool and on the February 25, 1997 Remittance Date, the Trustee shall withdraw from the related Interest Coverage Account and deposit in the related Certificate Account an amount, as provided in the Servicer's Monthly Remittance Report, equal to (i) 30 days' interest on the related Original Pre-Funded Amount minus the aggregate Principal Balance of Subsequent Mortgage Loans conveyed to the Trustee having a Due Date prior to January 1, 1997 at an annual rate equal to 11.6734% with respect to Sub-Pool 1 and 10.1421% with respect to Sub-Pool 2 minus (ii) the sum of (1) interest payments received on Subsequent Mortgage Loans conveyed to the Trustee during the related Due Period and (2) Monthly Advances in respect of interest portions of delinquent Monthly Payments on Subsequent

Mortgage Loans with respect to the related Sub-Pool conveyed to the Trustee during the related Due Period.

            (d) With respect to each Sub-Pool and on the date of conveyance of a Subsequent Mortgage Loan to the Trustee, excess funds on deposit in the related Interest Coverage Account in an amount equal to the product of (i) the Principal Balance of such Subsequent Mortgage Loan and (ii) 11.6734% with respect to Sub-Pool 1 and 10.1421% with respect to Sub-Pool 2 and (iii) a fraction, the numerator of which is the number of days from the Subsequent Transfer Date to February 14, 1997 and the denominator of which is 360 days, shall be remitted immediately to the Depositor.

            (e) With respect to each Sub-Pool and upon the earlier of (i) the February 25, 1997 Remittance Date, (ii) the reduction of the related Class 1A Principal Balance or the Class 2A Principal Balance to zero, (iii) the termination of this Agreement in accordance with Section 11.01, (iv) the date of the conveyance of the last Subsequent Mortgage Loan to the Trustee, as set forth in a written letter of instruction by the Servicer to the Trustee, or (v) termination of the related Sub-Pool, any amount remaining on deposit in the related Interest Coverage Account after distributions pursuant to Sections 6.13(b) and 6.13(c) above shall be withdrawn by the Trustee and paid to the Depositor.

            Section 6.14 Reserve Account.

            (a) If required by the Certificate Insurer for credit enhancement, with respect to each Sub-Pool and no later than the Closing Date, the Trustee shall establish and maintain with itself a separate, segregated trust account, which shall be an Eligible Account, titled, with respect to Sub-Pool 1, "Sub-Pool 1 Reserve Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1996-4" and with respect to Sub-Pool 2, "Sub-Pool 2 Reserve Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1996-4." The Trustee shall, promptly upon receipt, deposit in and retain in the related Reserve Account, the Initial Reserve Account Deposit remitted on the Closing Date to the Trustee by the Depositor. Funds deposited in the related Reserve Account shall be held in trust by the Trustee for the Certificateholders for the uses and purposes set forth herein.

            (b) Each Reserve Account will be an asset of the Trust Fund REMIC and will be treated as a "qualified reserve fund" within the meaning of Treasury regulations Section 1.860G-2(g)(2). If on or before the February 25, 1997 Remittance Date, the Certificate Insurer has determined that the entire amount of funds on deposit in a Reserve Account is not required for credit enhancement, and the Certificate Insurer shall direct the Trustee in writing, the portion of the related Initial Reserve Account Deposit not so required shall be released to the Class R Certificateholders on the February 25, 1997 Remittance Date. If the Certificate Insurer does not so direct the Trustee on or before the February 25, 1997 Remittance Date, then the balance of each Reserve Account shall be distributed by the Trustee to the Class R Certificateholders on the March 25, 1997 Remittance Date.

            (c) With respect to each Sub-Pool and on and after the February 25, 1997 Remittance Date, amounts, if any, on deposit in the related Reserve Account shall be withdrawn on each Remittance Date by the Trustee to be applied, at the written direction of the Servicer:

            (i) (A) to deposit in the Sub-Pool 1 Certificate Account, an amount equal to the excess of the sum of the related Class A Remittance Amount with respect to each Class of Class 1A Certificates for such Remittance Date over the Available Remittance Amount with respect to Sub-Pool 1 for such Remittance Date and (B) to deposit in the Sub-Pool 2 Certificate Account, an amount equal to the excess of the related Class A Remittance Amount with respect to the Class 2A Certificates for such Remittance Date over the Available Remittance Amount with respect to Sub-Pool 2 for such Remittance Date;

      and also, in no particular order of priority:

            (ii) to invest amounts on deposit in the related Reserve Account in Permitted Instruments pursuant to Section 6.05 above; and

            (iii) to clear and terminate the related Reserve Account upon the termination of this Agreement with any amounts on deposit therein being paid to the Class R Certificateholders.

            (d) Upon the earlier to occur of the Cross-Over Date with respect to the related Sub-Pool or the Remittance Date on which all amounts due have been paid to the related Classes of Class A Certificateholders, including the Certificate Insurer as subrogee of the Class A Certificateholders, the Trustee, after making any withdrawals from the related Reserve Account required pursuant to Section 6.14(c) above, shall clear and terminate the related Reserve Account, liquidate, upon the written direction of the Class R Certificateholders holding an aggregate Percentage Interest equal to at least 51%, any investments therein, and pay any uninvested funds therein or the proceeds of such liquidation to the Class R Certificateholders.

                                   ARTICLE VII
                           GENERAL SERVICING PROCEDURE

            Section 7.01 Assumption Agreements.

            When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage Documents, the Mortgagor remains liable thereon. The Servicer is also authorized with the prior approval of the Certificate Insurer to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Servicer shall notify the Trustee and the Certificate Insurer that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement and a duplicate thereof to the Certificate Insurer, which original shall be added by the Trustee to the related Trustee's Mortgage File and shall, for all purposes, be considered a part of such Trustee's Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 7.01, the Servicer shall not change the Mortgage Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Mortgage Loan. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional Servicing Compensation.

            Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

            Section 7.02 Satisfaction of Mortgages and Release of Mortgage
                         Files.

            The Servicer shall not grant a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or otherwise prejudice any right the Certificateholders may have under the mortgage instruments subject to Section 5.01 above. The Servicer shall maintain the Fidelity Bond as provided for in Section 5.09 above insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (if it holds the related Trustee's Mortgage File) or the Custodian, as the case may be, by an Officers' Certificate in the form of Exhibit I attached hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to Section 5.03 above have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Trustee's Mortgage File. Upon receipt of such certification and request, the Trustee or such Custodian, as the case may be, shall promptly release the related Trustee's Mortgage File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable only from and to the extent of Servicing Compensation with respect to the related Sub-Pool and shall not be chargeable to the related Principal and Interest Account or the related Certificate Account.

            With respect to any Mortgage Note released by the Trustee to the Servicer or to any Subservicer in accordance with the terms of this Agreement, other than a release or satisfaction pursuant to the second paragraph of this
Section 7.02, prior to such release, the Trustee shall (a) complete all endorsements in blank so that the endorsement reads "Pay to the order of LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of December 1, 1996, Series 1996-4" and (b) complete a restrictive endorsement that reads "LaSalle National Bank is the holder of the mortgage note for the benefit of the Certificateholders under the Pooling and Servicing Agreement, dated as of December 1, 1996, Series 1996-4" with respect to those Mortgage Notes currently endorsed "Pay to the order of holder", if any.

            From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any primary mortgage guaranty insurance policy, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a certification in the form of
Exhibit I attached hereto signed by a Servicing Officer, release the related Trustee's Mortgage File or any document therein to the Servicer, and the Trustee shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such servicing receipt shall obligate the Servicer to return the Trustee's Mortgage File or any document released therefrom to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Net Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Principal and Interest Account with respect to each Sub-Pool, and remitted to the Trustee for deposit in the related Certificate Account or the Trustee's Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Trustee's Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Trustee to the Servicer.

            The Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Trustee by the Servicer or take any other action requested in such request that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage upon the satisfaction thereof and the Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days, or more promptly if needed, of the Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Trustee's satisfaction that the related Mortgage Loan has been paid in full by or on behalf of the Mortgagor and that such payment has been deposited in the Principal and Interest Account.

            Section 7.03 Servicing Compensation.

            As compensation for its services under this Agreement, subject to
Section 6.10, the Servicer shall be entitled to withdraw from the Principal and Interest Account with respect to the related Sub-Pool or to retain from interest payments on the Mortgage Loans, the Servicer's Servicing Fee. Additional servicing compensation in the form of assumption and other administrative fees, interest paid on funds on deposit in the Principal and Interest Accounts, interest paid and earnings realized on Permitted Instruments in the Principal and Interest Accounts, Certificate Accounts and Trustee Expense Accounts, amounts remitted pursuant to Sections 6.03(c)(iii), 6.04 and 7.01 above, late payment charges and Excess Proceeds shall be retained by or remitted to the Servicer to the extent not required to be remitted to the Trustee for deposit in the Certificate Accounts. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. The Depositor's Yield is the property of the Depositor, and not the property of the Servicer, and such ownership shall not be affected by any termination of the Servicer.

            Section 7.04 Annual Statement as to Compliance.

            The Servicer will deliver to the Certificate Insurer, the Trustee, S&P, Moody's, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., not later than the last day of the fourth month following the end of the Servicer's fiscal year, beginning for the fiscal year ending June 30, 1997, an Officer's Certificate stating that (i) the Servicer has fully complied with the provisions of Articles V and VII, (ii) a review of the activities of the Servicer during the preceding fiscal year and of performance under this Agreement has been made under such officer's supervision, and (iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by the Servicer to cure such default.

            Section 7.05 Annual Independent Public Accountants' Servicing Report
                         and Comfort Letter.

            Not later than the last day of the fourth month following the end of the Servicer's fiscal year, beginning for the fiscal year ending June 30, 1997, the Servicer, at its expense, shall cause a firm of independent public accountants reasonably acceptable to the Trustee and the Certificate Insurer to furnish (1) a letter or letters to the Certificate Insurer, the Trustee, S&P, Moody's, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. to the effect that such firm has with respect to the Servicer's overall servicing operations examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and stating such firm's conclusions relating thereto and (2) a letter to the effect that such firm has examined Section 6.08 of this Agreement (or the comparable section of a substantially similar agreement of the Servicer, as Servicer, under which certain payments to the holders of certificates are guaranteed by the Certificate Insurer) and verified the mathematical accuracy of the amounts reported by the Servicer and that such amounts were computed in accordance with the terms of this Agreement (or such comparable agreement).

            Section 7.06 Certificateholder's, Trustee's and Certificate
                         Insurer's Right to Examine Servicer Records.

            Each Certificateholder, the Trustee and the Certificate Insurer shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine and audit any and all of the books, records or other information of the Servicer, whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

            Section 7.07 Reports to the Trustee; Principal and Interest Account
                         Statements.

            If any Principal and Interest Account is not maintained with the Trustee, then not later than 25 days after each Record Date, the Servicer shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of such Principal and Interest Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into such Principal and Interest Account for each category of deposit specified in Section 5.03 above, the aggregate of withdrawals from such Principal and Interest Account for each category of withdrawal specified in Section 5.04 above, the aggregate amount of permitted withdrawals not made in the related Due Period, the amount of any related Monthly Advances for the related Due Period.

                                  ARTICLE VIII

                       REPORTS TO BE PROVIDED BY SERVICER

            Section 8.01 Financial Statements.

            The Servicer understands that, in connection with the transfer of the Certificates, Certificateholders may request that the Servicer make available to prospective Certificateholders annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.

            The Servicer also agrees to make available on a reasonable basis to the Certificate Insurer and any prospective Certificateholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Certificate Insurer and any prospective Certificateholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Certificate Insurer and such prospective Certificateholder that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

                                   ARTICLE IX

                                  THE SERVICER

            Section 9.01 Indemnification; Third Party Claims.

            (a) The Servicer agrees to indemnify and hold the Trustee, the Certificate Insurer and each Certificateholder (and their respective Affiliates, directors, officers, employees and agents) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Certificate Insurer, any such Certificateholder or any such other indemnified Person may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Servicer shall immediately notify the Trustee, the Certificate Insurer and each Certificateholder if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the Certificate Insurer, a Certificateholder and/or any such other indemnified Person in respect of such claim. The Trustee may reimburse the Servicer from amounts otherwise distributable on the Class R Certificates for all amounts advanced by it pursuant to the preceding sentence except when the claim relates directly to the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement.

            (b) The Depositor agrees to indemnify and hold the Trustee, the Certificate Insurer and each Certificateholder (and their respective Affiliates, directors, officers, employees and agents) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Certificate Insurer, any Certificateholder and/or any such other indemnified person may sustain in any way related to the failure of the Servicer, if it is an Affiliate thereof, or the failure of the Depositor to perform their respective duties in compliance with the terms of this Agreement. The Depositor shall immediately notify the Trustee, the Certificate Insurer and each Certificateholder if a claim is made by a third party with respect to this Agreement and the Depositor shall assume (with the consent of the Trustee) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Depositor, the Trustee, the Certificate Insurer, a Certificateholder and/or any such other indemnified Person in respect of such claim. The Trustee may, if necessary, reimburse the Depositor from amounts otherwise distributable on the Class R Certificates if the claim is made with respect to this Agreement for all amounts advanced by it pursuant to the preceding sentence, except when the claim relates directly to the failure of a Servicer, if it is, or is an affiliate of, the Depositor, to perform its obligations to service and administer the Mortgages in compliance with the terms of this Agreement, or the failure of the Depositor to perform its duties in compliance with the terms of this Agreement.


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

            (c) The Depositor agrees to indemnify the Trust Fund for any liability arising from the naming of the Trust Fund as a defendant in its capacity as an assignee of the lender in an action under the Riegle Community Development and Regulatory Improvement Act of 1994.

            Section 9.02 Merger or Consolidation of the Depositor and the
                         Servicer.

            The Servicer and the Depositor will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

            Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an established mortgage loan servicing institution that has a net worth of at least $15,000,000 and shall be the successor of the Servicer without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving person to any Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of FNMA or FHLMC. The Servicer shall send notice of any such merger or consolidation to the Trustee, the Rating Agencies and the Certificate Insurer.

            Section 9.03 Limitation on Liability of the Servicer and Others.

            The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein. The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 9.01, the Servicer shall have no obligation to appear with respect to, prosecute or defend, any legal action which is not incidental to the Servicer's duty to service the Mortgage Loans in accordance with this Agreement.

            Section 9.04 Servicer Not to Resign.

            The Servicer shall not assign this Agreement or any part thereof nor resign from the obligations and duties hereby imposed on it except (i) that the Servicer may resign from any obligations and duties hereby imposed on it in connection with the Class 1A Certificates upon mutual consent of the Servicer, the Depositor, the Certificate Insurer, the Trustee and the Class 1A Majority Certificateholders, (ii) that the Servicer may resign from any obligations and duties hereby imposed on it in connection with the Class 2A Certificates upon mutual consent of the Servicer, the Depositor, the Certificate Insurer, the Trustee and the Class 2A Majority Certificateholders or (iii) upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.


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

Any such determination under clause (ii) permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Trustee, the Depositor and the Certificate Insurer, which Opinion of Counsel shall be in form and substance acceptable to the Trustee and the Certificate Insurer. No such resignation shall become effective until a successor has assumed such Servicer's responsibilities and obligations hereunder in accordance with Section 10.02.

            Section 9.05 Representations of the Servicer.

            The Servicer hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders as of the Closing Date:

            (a) The Servicer is a federally chartered stock savings bank and has been duly organized and is validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer and perform its obligations as Servicer or exempt from such licensing or qualification; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid, binding and enforceable upon the Servicer in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

            (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary in connection with the execution and delivery by the Servicer of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Servicer and the performance by the Servicer of its obligations as Servicer under this Agreement and such of the other documents to which it is a party;


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

            (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

            (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Servicer and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

            (e) There is no action, suit, proceeding or investigation pending or, to the best of the Servicer's knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement; and

            (f) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement.

            Section 9.06 Accounting Upon Resignation or Termination of Servicer.

      Upon resignation of the Servicer under Section 9.04 or upon termination of the Servicer under Section 10.01, the Servicer shall:

            (a) deliver to its successor or, if none shall yet have been appointed, to the Trustee the funds in the Sub-Pool 1 Principal and Interest Account or the Sub-Pool 2 Principal and Interest Account;

            (b) deliver to its successor or, if none shall yet have been appointed, to the Trustee all Mortgage Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape;


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

            (c) deliver to its successor or, if none shall yet have been appointed, to the Trustee and, upon request, to the Certificateholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Mortgage Loans; and

            (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.


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

                                    ARTICLE X

                                     DEFAULT

            Section 10.01 Events of Default.

            (a) In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say, with respect to a Sub-Pool:

            (i)(A) an Event of Nonpayment which continues unremedied for a period of one (1) Business Day after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by any Certificateholder and, in the case of an Event of Nonpayment described in clause (i) or (ii) of the definition thereof, the insufficiency referred to in such clause
            (i) or (ii) does not result from a failure by the Certificate Insurer to perform in accordance with the terms of this Agreement with respect to such Sub-Pool or the Certificate Insurance Policy or a failure by the Trustee to perform in accordance with this Agreement with respect to such Sub-Pool; (B) the failure by the Servicer to make any required Servicing Advance with respect to a Sub-Pool, to the extent such failure materially and adversely affects the interest of the Certificate Insurer or the related Certificateholders and which continues unremedied for a period of 20 days after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by any Certificateholder; (C) the failure by the Servicer to make any required Monthly Advance to the extent of the full amount of the related Class A Interest Remittance Amount; or
            (D) any other failure by the Servicer to remit to the related Certificateholders, or to the Trustee for the benefit of the related Certificateholders, any payment required to be made by the Servicer under the terms of this Agreement, to the extent such failure materially and adversely affects the interest of the Certificate Insurer or the Certificateholders and which continues unremedied for a period of 20 days after the date upon which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by any Certificateholder; or

              (ii) failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth herein, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee


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

            by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by any Certificateholder; or

             (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

              (iv) the Servicer shall consent to the appointment of a
            conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property, which appointment shall continue unremedied for a period of 30 days after the Servicer has received notice of such default; or

               (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations, any of which shall continue unremedied for a period of 30 days after the Servicer has received notice of such default;

            (b) then, and in each and every such case so long as such Event of Default shall not have been remedied, (x) in the case solely of clause (i)(C) above, if such Monthly Advance is not made by 4:00 p.m. Chicago time on the Determination Date, the Trustee, upon receipt of written notice or discovery by a Responsible Officer of such failure, shall give immediate telephonic notice of such failure to a Servicing Officer of the Servicer and, unless such failure is cured, either by receipt of payment or receipt of evidence satisfactory to the Certificate Insurer (e.g., a wire reference number communicated by the sending bank; the Certificate Insurer shall notify the Trustee if the Certificate Insurer receives satisfactory evidence that such funds have been sent), by 12:00 Noon New York City time on the following Business Day, the Trustee, or a successor servicer appointed in accordance with Section 10.02, shall immediately make such Monthly Advance and assume, pursuant to Section 10.02, the duties of a successor Servicer with respect to such Sub-Pool, and (y) in the case of clauses
(i)(A), (i)(B), (i)(D), (ii), (iii), (iv) and (v) above, the Majority Certificateholders of the related Sub-Pool(s) affected by such Event of Default, by notice in writing to the Servicer and a Responsible Officer of the Trustee and subject to the prior written consent of the Certificate Insurer, which consent may not be unreasonably withheld, may, in addition to whatever rights such Certificateholders may have at law or equity to damages, including injunctive relief and specific performance, commence termination of all the rights and obligations of the Servicer hereunder with respect to the Sub-Pool(s) affected by such Event of Default and in and to the Mortgage Loans of the Sub-Pool(s) affected by such Event of Default and the proceeds thereof, as servicer. Upon


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

receipt by the Servicer of a second written notice (except relative to clause
(i)(C) above) from the Majority Certificateholders of the related Sub-Pool stating that they intend to terminate the Servicer as a result of such Event of Default, all authority and power of the Servicer under this Agreement with respect to such Sub-Pool, shall, subject to Section 10.02, pass to and be vested in the Trustee or its designee and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the related Mortgage Loans and related documents. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder with respect to the related Sub-Pool, including, without limitation, the transfer to the Trustee or its designee for administration by it of all amounts which shall at the time be credited by the Servicer to the related Principal and Interest Account or thereafter received with respect to the Mortgage Loans of the related Sub-Pool. For the purposes of exercising the remedies set forth in Section 10.01 above, with respect to clauses (i), (iii), (iv) and (v) of Section 10.01(a) above, the Certificate Insurer shall be deemed to be the Majority Certificateholder for a Sub-Pool for so long as the Certificate Insurance Policy shall be in effect and the Certificate Insurer shall be in full compliance with its payment obligations thereunder. If, however, the Certificate Insurer fails to exercise any of its rights under this Section 10.01 in respect of such clauses (i), (iii), (iv) and
(v), it shall not be deemed to be the Majority Certificateholder for such Sub-Pool for the purposes of such clauses. For the purposes of clause (ii), either the Certificate Insurer with the consent of the Trustee or the Majority Certificateholders of the related Sub-Pool(s) affected by such Event of Default may direct the appropriate remedial action provided in this Section.

            The Trustee shall not be deemed to have knowledge of an Event of Default (except an Event of Default pursuant to Section 10.01(a)(i)(A) above relating to an Event of Nonpayment or the failure to make a Monthly Advance) unless a Responsible Officer has received written notice thereof.

            (c) Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence of an Event of Nonpayment known to a Responsible Officer of the Trustee, the Trustee shall promptly notify the Certificate Insurer of such occurrence with respect to such Sub-Pool. During the thirty (30) day period following receipt of such notice, the Trustee and the Certificate Insurer shall cooperate with each other to determine if the occurrence of such Event of Nonpayment is more likely than not the result of the acts or omissions of the Servicer or more likely than not the result of events beyond the control of the Servicer. If the Trustee and the Certificate Insurer conclude that the Event of Nonpayment is the result of the latter, the Servicer may not be terminated with respect to such Sub-Pool, unless and until an Event of Default unrelated to such Event of Nonpayment has occurred and is continuing, whether or not the Servicer has cured such Event of Nonpayment. If the Trustee and the Certificate Insurer conclude that the Event of Nonpayment is the result of the former, the Certificate Insurer or the Majority Certificateholders of the related Sub-Pool, as the case may be, may terminate the Servicer in accordance with Section 10.01(b) above, provided that the Trustee shall have until


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

the 60th day following the date of receipt of notice of the Event of Nonpayment to either assume the servicing for the related Sub-Pool or appoint a successor servicer for the related Sub-Pool pursuant to Section 10.02.

            If the Trustee and the Certificate Insurer cannot agree, and the basis for such disagreement is not arbitrary or unreasonable, as to the cause of the Event of Nonpayment with respect to such Sub-Pool, the decision of the Certificate Insurer shall control; provided, however, that if the Certificate Insurer decides to terminate the Servicer, the Trustee shall be relieved of its obligation to assume the servicing or to appoint a successor, which shall be the exclusive obligation of the Certificate Insurer.

            The Trustee shall promptly notify Moody's and S&P of the occurrence of an Event of Default known to a Responsible Officer of the Trustee.

            Notwithstanding any termination of the activities of a Servicer hereunder, the Servicer shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating the Servicer's rights and obligations as Servicer hereunder and received after such notice, that portion thereof to which the Servicer would have been entitled pursuant to Sections 5.04(i) through (ix), and any other amounts payable to the Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

            Section 10.02 Trustee to Act; Appointment of Successor.

            On and after the time the Servicer receives a notice of termination pursuant to Section 10.01 above, or the Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 9.04, or the Servicer is removed as servicer pursuant to this Article X, the Trustee shall be, with respect to such Sub-Pool, the successor in all respects to the Servicer in its capacity as servicer under this Agreement with respect to such Sub-Pool and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, provided, however, that the Trustee shall have no liability or obligation hereunder in respect of any period prior to becoming such successor, whether for acts or omissions of any prior servicer or otherwise. The Trustee, as successor to the Servicer, shall be obligated to make advances pursuant to Sections 6.09, 6.10, 5.10 or 5.14 unless, and only to the extent, the Trustee determines reasonably and in good faith that such advances would not be recoverable pursuant to Sections 5.04(ii), 6.06(c)(A)(X)(xxiv) and (xxv) or 6.06(c)(A)(Y)(xvii) and (xviii) with respect to Sub-Pool 1, or 6.06(c)(B)(X)(v) and (vi) or 6.06(c)(B)(Y)(iv) and (v) with respect to Sub-Pool 2 above, such determination to be evidenced by a certification of a Responsible Officer of the Trustee delivered to the Certificate Insurer. Subject to its determination that such advances would not be recoverable in accordance with the foregoing, the Trustee, as successor to the Servicer, shall be obligated to advance any amount described in clause
(c)(vii) of the definition of Class A Principal Remittance Amount. As compensation therefor, the Trustee, or any successor servicer appointed pursuant to the


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

following paragraph, shall be entitled to all funds relating to the Mortgage Loans which the Servicer would have been entitled to receive from the related Principal and Interest Account pursuant to Section 5.04 above if the Servicer had continued to act as servicer hereunder, together with other servicing compensation as provided in Sections 7.01 and 7.03 above. In no event shall the Trustee or the Trust Fund acquire any rights to the Depositor's Yield.

            The Trustee also shall have the right to elect to be successor to the Servicer with respect to less than all of the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and shall be entitled to select such responsibilities and duties (and related liabilities) and appoint a successor servicer to perform the other responsibilities (and related liabilities). In the event that the Trustee makes such election, the aggregate compensation payable to the Trustee and the successor servicer may be equal to (but shall not be in excess of) that set forth in Section 7.03, the breakdown of such compensation between the Trustee and such successor servicer to be determined by them. In the event the Trustee makes such election, it shall provide prompt written notice to the Depositor, which notice shall identify the successor servicer, the portion of the responsibilities, duties and liabilities to be performed by the Trustee and the Servicer and the portion of the compensation of the Servicer which is to be paid to each of the Trustee and such successor servicer.

            Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Majority Certificateholders of the affected Sub-Pool(s) or the Certificate Insurer so request in writing to the Trustee, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Certificate Insurer, which acceptance shall not be unreasonably withheld, that has a net worth of not less than $15,000,000 and which is approved as a servicer by FNMA and FHLMC as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly to the Trustee or, at the direction of the Trustee, to the successor servicer. The compensation of any successor servicer (including, without limitation, the Trustee) so appointed shall be the aggregate Servicing Fees, together with other Servicing Compensation in the form of assumption fees, late payment charges or otherwise. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in the related Principal and Interest Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder.


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

No appointment of a successor to the Servicer hereunder shall be effective until the Trustee shall have consented thereto, and written notice of such proposed appointment shall have been provided by the Trustee to each Certificateholder. The Trustee shall not resign as successor servicer until another successor servicer reasonably acceptable to the Certificate Insurer has been appointed.

            Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 7.03, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in this Agreement. The Servicer, the Trustee, any Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            Section 10.03 Waiver of Defaults.

            The Majority Certificateholders with respect to a Sub-Pool, on behalf of all Certificateholders with respect to such Sub-Pool, and subject to the consent of the Certificate Insurer, or the Certificate Insurer, may waive any events permitting removal of the Servicer as servicer with respect to a Sub-Pool pursuant to this Article X; provided, however, that neither the Majority Certificateholders nor the Certificate Insurer may waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to Moody's and S&P.

            Section 10.04 Trigger Event.

            (a) Upon the determination by the Certificate Insurer that a Trigger Event with respect to a Sub-Pool has occurred, the Certificate Insurer shall give notice of such Trigger Event to the Servicer, the other parties hereto, Moody's and S&P. Upon such determination, the Certificate Insurer may direct the Trustee to terminate the Servicer with respect to the related Sub-Pool.

            (b) Upon receipt of direction to remove the Servicer with respect to the related Sub-Pool pursuant to the preceding clause (a), the Trustee shall notify the Servicer that it has been terminated with respect to such Sub-Pool and the Servicer shall be terminated with respect to such Sub-Pool in the same manner as specified in Sections 10.01 and 10.02.


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                                   ARTICLE XI

                                   TERMINATION

            Section 11.01 Termination.

            Subject to Section 11.02, this Agreement shall terminate upon notice to the Trustee of either: (a) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (b) mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing; provided, however, that in no event shall the Trust established by this Agreement terminate later than the later of (i) twenty-one years after the death of the last lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St. James's, alive on the date hereof or (ii) the latest possible maturity date specified in Section 13.01(l).

            Subject to Section 11.02, the Servicer may, at its option, terminate its rights and obligations under this Agreement (A) with respect to Sub-Pool 1, on any date on which the Sub-Pool 1 Principal Balance is less than or equal to 5% of the sum of the Original Sub-Pool 1 Principal Balance and the Original Pre-Funded Amount with respect to Sub-Pool 1, provided, however that on or prior to such Remittance Date, (x) the Servicer will have terminated its rights and obligations under this Agreement with respect to Sub-Pool 2 pursuant to clause
(B) hereof or (y) the Class 1A-7 Principal Balance on such date is less than or equal to 5% of the Original Class 1A-7 Principal Balance, and (B) with respect to Sub-Pool 2 on any date on which the Sub-Pool 2 Principal Balance is less than or equal to 5% of the sum of the Original Sub-Pool 2 Principal Balance and Original Pre-Funded Amount with respect to Sub-Pool 2, by purchasing, on the next succeeding Remittance Date, all of the outstanding Mortgage Loans and REO Properties in such Sub-Pool at a price (the "Termination Price") equal to the excess, if any, of (1) the sum of (x) (i) 100% of the Principal Balance of each outstanding Mortgage Loan, and (ii) 30 days' interest on the amount described in clause (x) at a rate equal to, with respect to Sub-Pool 1, the sum of the weighted average of the Class 1A Pass-Through Rates (applied to the Principal Balances of the Sub-Pool 1 Mortgage Loans) and, with respect to Sub-Pool 2, a rate equal to the Class 2A Pass-Through Rate (applied to the Principal Balances of the Sub-Pool 2 Mortgage Loans), and (y) the appraised value of each REO Property, such appraisal to be conducted by an appraiser mutually agreed upon by the Servicer and the Trustee in their reasonable discretion (and approved by the Certificate Insurer in its reasonable discretion), over (2) the amounts (other than the Termination Price being calculated pursuant to this paragraph) that will constitute the Available Remittance Amount with respect to such Sub-Pool for such Remittance Date (including without limitation, the amounts to be transferred to the related Certificate Account on the Determination Date immediately preceding such Remittance Date pursuant to the second following paragraph), to the extent such other amounts represent collections on the Mortgage Loans and REO Properties in such Sub-Pool of principal not yet


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

applied to reduce the related Principal Balance thereof or interest (adjusted to a rate equal to, with respect to Sub-Pool 1, the sum of the weighted average of the Class 1A Pass-Through Rates and, with respect to Sub-Pool 2, the Class 2A Pass-Through Rate accrued from and after the respective Due Dates in the Due Period next preceding the related Due Period. In connection with any such purchase, the Servicer shall pay any outstanding and unpaid fees and expenses of the Trustee and the Certificate Insurer relating to this Agreement that such parties would otherwise have been entitled to pursuant to Sections 12.05 and 6.03(a), in the case of the Trustee, and Section 6.04, in the case of the Certificate Insurer.

            Any such purchase by the Servicer shall be accomplished by remitting to the Trustee for deposit into the related Certificate Account on the Determination Date immediately preceding the Remittance Date on which the purchase is to occur the amount of the Termination Price. On the same day that the Termination Price is deposited into the related Certificate Account, any amounts then on deposit in the Principal and Interest Account with respect to such Sub-Pool (other than Excess Spread, any amounts not required to have been deposited therein pursuant to Section 5.03 and any amounts withdrawable therefrom by the Servicer pursuant to Section 5.04(ii), (iii) and (vii)) shall be transferred to the related Certificate Account for distribution to the related Certificateholders on the final Remittance Date; and any amounts received by the Servicer with respect to the Mortgage Loans and REO Properties in such Sub-Pool subsequent to such transfer shall belong to the Person purchasing the Mortgage Loans and REO Properties relating to such Sub-Pool. For purposes of calculating the Available Remittance Amount with respect to a Sub-Pool for the final Remittance Date, amounts transferred to the related Certificate Account pursuant to the immediately preceding sentence on the Determination Date immediately preceding such final Remittance Date shall in all cases be deemed to have been received during the related Due Period, and such transfer shall be made pursuant to Section 5.04(i). The Termination Price remitted to the Trustee for deposit into the related Certificate Account shall be in proportion to the outstanding Mortgage Loans and REO Properties in such Sub-Pool.

            Notice of any termination, specifying the Remittance Date upon which the Trust Fund will terminate and the related Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Servicer by letter to the Trustee to be forwarded to the related Certificateholders mailed during the month of such final distribution before the Determination Date in such month, specifying
(i) the Remittance Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. On the final Remittance Date, the Trustee shall distribute or credit, or cause to be distributed or credited, the Amount Available for such Remittance Date in accordance with Section 6.06(c). The obligations of the Certificate Insurer under this Agreement shall terminate upon the deposit by the Servicer or the Certificate Insurer, as applicable, with the Trustee of a sum sufficient to purchase all of the Mortgage Loans and REO Properties as set forth above, reduction of the Class 1A Principal Balance and


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

the Class 2A Principal Balance to zero and payment of any amount set forth in clause (c)(vii) of the definition of Class A Principal Remittance Amount.

            In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Servicer shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, all of the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets of the Trust Fund which remain subject hereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look to the Class R Certificateholders for payment.

            Section 11.02 Additional Termination Requirements.

            (a) In the event the Servicer exercises its purchase option as provided in Section 11.01 above, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 11.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code, or (ii) cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding:

               (i) The Servicer shall establish a 90-day liquidation period for the Trust Fund REMIC, and specify the first day of such period in a statement attached to the Trust Fund REMIC's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund REMIC, under Section 860F of the Code and the regulations thereunder;

              (ii) The Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Servicer shall sell or otherwise dispose of all of the remaining assets of the Trust Fund REMIC, in accordance with the terms hereof; and

             (iii) At the time of the making of the final payment on the
            Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Class R Certificateholders all cash on hand (other than cash retained to meet claims), and the Trust Fund REMIC shall terminate at that time.


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

            (b) By their acceptance of the Certificates, the Holders thereof hereby authorize the Servicer, if it chooses to do so, to specify the 90-day liquidation period on the final Tax Return of the Trust Fund REMIC, which authorization shall be binding upon all successor Certificateholders.

            Section 11.03 Depositor's Right to Depositor's Yield Absolute.

            The Depositor's right to receive the Depositor's Yield with respect to each Mortgage Loan shall be absolute and unconditional, and shall survive notwithstanding the termination of the rights and obligations of the Servicer hereunder, the resignation of the Servicer or the termination of this Agreement. The Depositor's right to receive the Depositor's Yield shall not be subject to offset or counterclaim, whether or not such right has been assigned in whole or in part, notwithstanding any breach of any representation or warranty of the Depositor under this Agreement or any default by the Depositor of any of its obligations or covenants under this Agreement. The Depositor shall have the right to assign any or all of its rights in and to the Depositor's Yield, without notice to or the consent of any party of this Agreement or any Certificateholder.


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

                                   ARTICLE XII

                                   THE TRUSTEE

            Section 12.01 Duties of Trustee.

            The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge has occurred and has not been cured or waived, the Trustee shall, except in those cases in which it is required by the terms of this Agreement to follow the direction of the Certificate Insurer or the Rating Agencies, exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement, provided, however that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer or the Depositor hereunder. If any such instrument is found not to conform to the requirements of this Agreement, the Trustee shall notify the Certificate Insurer and request written instructions as to the action the Certificate Insurer deems appropriate to have the instrument corrected, and if the instrument is not so corrected, the Trustee will provide notice thereof to the Certificate Insurer who shall then direct the Trustee as to the action, if any, to be taken.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                 (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any resolutions, certificates, statements or opinions, reports, documents, orders or instruments furnished to the Trustee and conforming to the requirements of this Agreement;

                 (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                 (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of the Certificate Insurer, the Class 1A Majority Certificateholders and the Class 2A Majority Certificateholders or any of them relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement;

                 (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default (except a default or Event of Default set forth under Section 10.01(i)(A) or 10.01(i)(C)) unless a Responsible Officer of the Trustee shall have actual knowledge thereof or have received written notice thereof. In the absence of receipt of such notice, the Trustee may conclusively assume that there is no default or Event of Default;

                 (v) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement;

              (vi) Subject to any express requirement of this Agreement and until such time as the Trustee shall be the successor to the Servicer and without otherwise limiting the generality of this Section, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund, (D) to confirm or verify the contents of any reports or certificates of any Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties; and

             (vii) The Trustee shall not be deemed a fiduciary for the
            Certificate Insurer in its capacity as such, except to the extent the Certificate Insurer has made an Insured Payment and is thereby subrogated to the rights of the Certificateholders with respect thereto.

            Section 12.02 Certain Matters Affecting the Trustee.

            (a)  Except as otherwise provided in Section 12.01:

               (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (ii) The Trustee may consult with counsel and any advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

             (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend by litigation hereunder or in relation hereto at the request, order or direction of the Certificate Insurer or any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer, as applicable, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; except in those cases in which the Trustee is required by the terms of this Agreement to follow the direction of the Certificate Insurer, the Class 1A Majority Certificateholders or the Class 2A Majority Certificateholders nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

              (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer, the Class 1A Majority Certificateholders or the Class 2A Majority Certificateholders; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand from such Servicer's own funds;

              (vi) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

            (vii) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder; and

            (viii) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            (b) Following the Startup Day, the Trustee shall not knowingly accept any contribution of assets to the Trust Fund REMIC, unless the Trustee shall have received from the Depositor an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund REMIC will not cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any of the Certificates are outstanding or subject the Trust Fund REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

            Section 12.03 Trustee Not Liable for Certificates or Mortgage Loans.

            The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document (including any document comprising a part of the Mortgage
File). The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn by any

Servicer from the Principal and Interest Accounts. The Trustee shall not be responsible for the legality or validity of the Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor to the Servicer) or to prepare or file any Securities and Exchange Commission filing for the Trust Fund or to record this Agreement.

            Section 12.04 Trustee May Own Certificates.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, and may otherwise deal with the parties hereto.

            Section 12.05 Servicer to Pay Trustee's Fees and Expenses.

            The Servicer and the Depositor, jointly and severally, covenant and agree to pay to the Trustee annually, from amounts on deposit in the Trustee Expense Accounts, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all routine services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and routine duties hereunder of the Trustee, and the Servicer and the Depositor will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith, provided that the Trustee shall have no lien on the Trust Fund, other than the Trustee Expense Accounts, for the payment of its fees and expenses. To the extent that actual fees and expenses of the Trustee exceed the Annual Trustee Expense Amounts, the Servicer and/or the Depositor shall reimburse the Trustee for such shortfall out of its own funds without reimbursement therefor, except as provided in Section 6.03. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified, jointly and severally, by the Servicer and the Depositor and held harmless against any loss, liability or expense (including legal fees and expenses) (i) incurred in connection with any legal action relating to this Agreement, the Prospectus or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder, and
(ii) resulting from any error in any tax or information return prepared by the Servicer. The obligations of the Servicer and the Depositor under this Section
12.05 shall survive termination of the initial Servicer and payment of the Certificates with respect to any Sub-Pool, and shall extend to any co-trustee or separate-trustee appointed pursuant to this Article XII.


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

            Section 12.06 Eligibility Requirements for Trustee.

            The Trustee hereunder shall at all times be (i) a bank organized and doing business under the laws of any state or the United States of America, (ii) authorized under such laws to exercise corporate trust powers, including taking title to the Trust Fund assets on behalf of the Certificateholders, (iii) having a combined capital and surplus of at least $50,000,000, (iv) whose long-term deposits shall be rated at least "BBB" by S&P and Baa2 by Moody's (except as provided herein) or such lower long-term deposit rating by S&P as may be approved in writing by the Certificate Insurer and S&P or the Certificate Insurer and Moody's, as the case may be (v) is subject to supervision or examination by federal or state authority and (vi) is reasonably acceptable to the Certificate Insurer as evidenced in writing. If such bank publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 12.06, the combined capital and surplus of such bank shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 12.06, the Trustee shall resign immediately in the manner and with the effect specified in Section
12.07 hereof.

            Section 12.07 Resignation and Removal of the Trustee.

            The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer, the Rating Agencies and the Certificate Insurer, not less than 60 days before the date specified in such notice when such resignation is to take effect. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee which satisfies the eligibility requirements of Section 12.06 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Certificate Insurer by the Servicer. Unless a successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 12.06 and shall fail to resign after written request therefor by any Servicer, or the Certificate Insurer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer or the Certificate Insurer may remove the Trustee and the Servicer shall, within 30 days after such removal, appoint, subject to the approval of the Certificate Insurer, which approval shall not be unreasonably withheld, a successor trustee which satisfies the eligibility requirements of Section 12.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, each Rating Agency and the Certificate Insurer by the successor trustee.

            If the Trustee fails to perform in accordance with the terms of this Agreement, the Class 1A Majority Certificateholders and the Class 2A Majority Certificateholders or the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Servicer, one complete set to the Trustee so removed and one complete set to the successor Trustee so appointed. A copy of such instrument shall be delivered to the Certificate Insurer by the Servicer.

            The Depositor may, in its discretion, remove the Trustee with the consent of the Certificate Insurer, which consent shall not be unreasonably withheld, without cause. The Servicer shall, within 30 days after such removal, appoint, subject to the approval of the Certificate Insurer, which approval shall not be unreasonably withheld, a successor trustee which satisfies the eligibility requirements of Section 12.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, each Rating Agency and the Certificate Insurer by the successor trustee.

            Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee which satisfies the eligibility requirements of Section 12.06 as provided in Section 12.08.

            Section 12.08 Successor Trustee.

            Any successor trustee appointed as provided in Section 12.07 shall execute, acknowledge and deliver to the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall, to the extent necessary, deliver to the successor trustee, or Custodian, if any, all Mortgage Files and related documents and statements held by it hereunder, and the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

            No successor trustee shall accept appointment as provided in this
Section 12.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 12.06 and its appointment shall not adversely affect the then current rating of the Certificates.

            Upon acceptance of appointment by a successor trustee as provided in this Section 12.08, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Servicer fails to


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

mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 12.09 Merger or Consolidation of Trustee.

            Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or bank succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or bank shall be eligible under the provisions of Section 12.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 12.10 Appointment of Co-Trustee or Separate Trustee.

            Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 12.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be approved by the Certificate Insurer. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 12.06 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 12.08.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 12.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each


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

of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee, and a copy thereof shall be forwarded by the Trustee to the Certificate Insurer.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trustee shall not be responsible for any action or inaction of any such separate trustee or co-trustee. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 12.11 Tax Returns.

            The Trustee, upon request, will promptly furnish the Servicer with all such information as may reasonably be required in connection with the Servicer's preparation of all Tax Returns of the Trust Fund REMIC or for the purpose of the Servicer's responding to reasonable requests for information made by Certificateholders in connection with tax matters and, within five (5) Business Days of a request therefor, shall (i) sign on behalf of the Trust Fund REMIC any Tax Return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws, and (ii) cause such Tax Return to be returned in a timely manner to the Servicer for distribution to Certificateholders or filed with a government authority if required.

            Section 12.12 Appointment of Custodians.

            The Trustee may, with the consent of the Servicer and the Certificate Insurer, appoint one or more Custodians to hold all or a portion of the Trustee's Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to this Article XII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders and the Certificate Insurer. Each Custodian shall be a depository institution subject to supervision by federal or state authority and shall be qualified to do business in the jurisdiction in which it holds any Trustee's Mortgage File. Each Custodial Agreement may be amended only as provided in Section 14.02.


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

            Section 12.13 Trustee May Enforce Claims Without Possession of
                          Certificates.

            All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, any such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 12.14 Suits for Enforcement.

            In case an Event of Default or other default by the Servicer hereunder shall occur and be continuing, the Trustee, in its discretion, but subject to Section 10.01, may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders.

            Section 12.15 Control of Remedies by Certificate Insurer and
                          Certificateholders.

            Notwithstanding anything herein to the contrary, the Certificate Insurer or the Class 1A and Class 2A Majority Certificateholders, with the consent of the Certificate Insurer, may direct the time, method and place of conducting any proceeding relating to the Trust Fund or the Certificates or for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates or the Trust Fund; provided, that:

            (i) such direction shall not be unlawful or in conflict with this Agreement;

            (ii) the Trustee shall have been provided with indemnity satisfactory to it;

            (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

            (iv) that the Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Holders not so directing.


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

                                  ARTICLE XIII

                                REMIC PROVISIONS

            Section 13.01 REMIC Administration.

            (a) The Servicer shall make an election to treat the Trust Fund REMIC as a REMIC under the Code and, if necessary, under applicable state law. Such elections will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund REMIC, the Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7 and Class 2A Certificates shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interests" in the Trust Fund REMIC. The Servicer shall not permit the creation of any "interests" in the Trust Fund REMIC (within the meaning of Section 860G of the Code) other the than interests represented by the Certificates.

            (b) The Closing Date is hereby designated as the "Startup Day" of the Trust Fund REMIC within the meaning of Section 860G(a)(9) of the Code.

            (c) The Servicer shall hold the Tax Matters Person Residual Interest Certificate representing a 0.01% Percentage Interest of the Class R Certificates and is designated as the Tax Matters Person of the Trust Fund REMIC, as provided under Treasury regulations Section 1.860F-4(d) and temporary Treasury regulations Section 301.6231(a)(7)-1T. The Servicer, as Tax Matters Person, shall (i) act on behalf of the Trust Fund REMIC, in relation to any tax matter or controversy involving such REMIC and (ii) represent the Trust Fund REMIC in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Servicer to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund REMIC. The legal expenses and costs of any such action described in this subsection and any liability resulting therefrom shall constitute Servicing Advances and the Servicer shall be entitled to reimbursement therefor unless such legal expenses and costs are incurred by reason of the Servicer's willful misfeasance, bad faith or gross negligence.

            (d) The Servicer shall prepare or cause to be prepared all of the Tax Returns in respect of the Trust Fund REMIC created hereunder and deliver such Tax Returns to the Trustee for signing and the Trustee shall sign and promptly return to the Servicer for filing such Tax Returns in order that the Servicer may file such Tax Returns in a timely manner. The expenses of preparing and filing such returns shall be borne by the Servicer without any right of reimbursement therefor.

            (e) The Servicer shall perform on behalf of the Trust Fund all reporting and other tax compliance duties that are the responsibility of the Trust Fund under the Code, REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Servicer shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund.

            (f) To the extent that the affairs of the Trust Fund are within its control and the scope of its specific responsibilities under this Agreement, the Servicer shall take such action and shall cause the Trust Fund REMIC created under this Agreement to take such action as shall be reasonably necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist it, to the extent reasonably requested by it). The Servicer shall not knowingly or intentionally take any action, cause the Trust Fund REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund REMIC as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Servicer has received an Opinion of Counsel to the effect that the contemplated action will not, with respect to the Trust Fund REMIC created hereunder, endanger such status or result in the imposition of such a tax. If the Servicer has delivered to the Trustee an Opinion of Counsel indicating that an action or omission of the Trustee not otherwise required hereby may result in an Adverse REMIC Event, the Trustee shall not take such action, or omit taking such action, as the case may be. In addition, prior to taking any action with respect to the Trust Fund REMIC or its assets, or causing the Trust Fund REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee shall consult with the Servicer or its designee with respect to whether such action may cause an Adverse REMIC Event and the Trustee shall not take any such action or cause the Trust Fund REMIC to take any such action as to which the Servicer has advised it in writing that an Adverse REMIC Event may occur. If the Trustee so consults with the Servicer and the Servicer fails to respond within three Business Days, the Trustee may take such action, provided that such action would not otherwise constitute a breach of this Agreement. The Servicer may consult with counsel as to the rendering of such written advice, and the cost of such consultation and the production of any Opinions of Counsel, or written advice, shall be borne by the party seeking to take the action not otherwise permitted by this Agreement; provided, however that in no event shall the Trustee be liable or responsible for such costs. The Trustee may conclusively presume that any action taken or omitted at the written direction or request of the Servicer will not result in an Adverse REMIC Event, and the Trustee shall not be liable or responsible for any Adverse REMIC Event arising out of or resulting from any such action or omission.

            (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the Trust Fund REMIC, as defined in Section 860G(c) of the Code, on any contributions to the Trust Fund REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) against the party the actions of which gave rise to such taxes and (ii) otherwise against amounts on deposit in the related Certificate Account and shall be paid by withdrawal therefrom.

            (h) On or before April 15 of each calendar year, commencing April 15, 1997, the Servicer shall deliver to the Trustee a Certificate from a Responsible Officer of the Servicer stating the Servicer's compliance with this
Article XIII.

            (i) The Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund REMIC on a calendar year and on an accrual basis, to the extent such books and records are maintained pursuant to this Agreement.

            (j) After the 90-day period commencing on the Startup Day, the Servicer shall not accept any contributions of assets to the Trust Fund REMIC, unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

            (k) Neither the Servicer nor the Trustee shall enter into any arrangement by which the Trust Fund REMIC will receive a fee or other compensation for services nor permit the Trust Fund REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

            (l) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" of the Class A Certificates and the date by which the Class 1A Principal Balance and the Class 2A Principal Balance would be reduced to zero is February 25, 2027 which is the Remittance Date immediately following the latest scheduled maturity of any Mortgage Loan.

            (m) Upon any termination of, or appointment of any successor to, the Servicer with respect to the last Sub-Pool covered under this Agreement hereunder, the Servicer shall promptly, upon the request of the Trustee, transfer all of the related Tax Matters Person Residual Interest Certificates to the successor Servicer. If a successor Servicer has not been appointed by the Trustee, the Servicer shall promptly, upon the request of the Trustee, transfer all of the related Tax Matters Person Residual Interest Certificates to the Depositor who shall serve as the related Tax Matters Person until such time as the Trustee appoints a successor Servicer. Any entity appointed by the Trustee as successor Servicer shall agree to hold the related Tax Matters Person Residual Interest Certificates as a condition to its appointment as Servicer.

            (n) All expenses incurred by the Servicer in performing its duties under this Article XIII (other than as provided in Section 13.01(d) and expenses for salaries of its own employees and overhead) shall constitute Servicing Advances under this Agreement.

            Section 13.02 Prohibited Transactions and Activities.

            Neither the Depositor, the Trustee nor the Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund REMIC pursuant to Article XI or (iv) a purchase of Mortgage Loans pursuant to Articles II or III), nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to the Trust Fund REMIC after the Closing Date unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, substitution or acquisition) indicating that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund REMIC as a REMIC or (b) cause the Trust Fund REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

            Section 13.03 Servicer and Trustee Indemnification.

            (a) The Trustee agrees to indemnify the Trust Fund, the Depositor and the Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Servicer, as a result of a breach of the Trustee's covenants set forth in Article XII or this Article XIII.

            (b) The Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Servicer's covenants set forth in Articles V, VII, IX or this Article XIII with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Servicer that contain material errors or omissions.

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

            Section 14.01 Acts of Certificateholders.

            Except as otherwise specifically provided herein, whenever Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Certificateholders with respect to a Sub-Pool if the Majority Certificateholders of the related Sub-Pool agree to take such action or give such consent or approval.

            Section 14.02 Amendment.

            (a) This Agreement may be amended from time to time by the Depositor, the Trustee and the Servicer by written agreement upon the prior written consent of the Certificate Insurer, without notice to or consent of the Certificateholders, to cure any error or ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions hereof, to evidence any succession to the Servicer, to comply with any changes in the Code, to amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust Fund REMIC as a REMIC under the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, or any Custodial Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, at the expense of the party requesting the change, delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or change the rights or obligations of any other party hereto without the consent of such party. The Trustee shall give prompt written notice to the Rating Agencies of any amendment made pursuant to this Section 14.02.

            (b) This Agreement may be amended from time to time by the Depositor, the Trustee and the Servicer and with the consent of the Certificate Insurer and (i) the Class 1A Majority Certificateholders in the case of an amendment affecting the Class 1A Certificates and (ii) the Class 2A Majority Certificateholders in the case of an amendment affecting the Class 2A Certificates; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of the Trust Fund REMIC as a REMIC or cause a tax to be imposed on the Trust Fund REMIC, and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or reduce the percentage for each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of each Class of Certificates affected thereby.

            (c) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

            In connection with the solicitation of consents of Certificateholders pursuant to this Section 14.02, upon written request of the Depositor, the Trustee shall provide written copies of the current Certificate Register to the Depositor.

            Section 14.03 Recordation of Agreement.

            To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction of the Majority Certificateholders of both Sub-Pools, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

            Section 14.04 Duration of Agreement.

            This Agreement shall continue in existence and effect until terminated as herein provided.

            Section 14.05 Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

            Section 14.06 Notices.

            (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of Superior Bank, as Depositor, One Lincoln Centre, Oakbrook Terrace, Illinois 60181, Attention: William C. Bracken, or such other addresses as may hereafter be furnished to the Certificateholders in writing by the Depositor, (ii) in the case of Lee Servicing Company, a division of Superior Bank FSB, as Servicer, One Lincoln Centre, Oakbrook Terrace, Illinois 60181,
Attention: William C. Bracken, or such other addresses as may hereafter be furnished to the Certificateholders in writing by the Servicer, (iii) in the case of the Trustee, LaSalle National Bank, 135 S. LaSalle Street, Suite 1740, Chicago, Illinois 60674-4107, Attention: Asset-Backed Securities Trust Services Department - AFC 1996-4, (iv) in the case of the Certificateholders, as set forth in the Certificate Register, (v) in the case of Moody's, 99 Church Street, New York, New York 10007 Attention: Home Equity Loan Monitoring Group, (vi) in the case of S&P, 26 Broadway, 15th Floor, New York, New York 10004 Attention:
Residential Mortgage Surveillance Group, and (vii) in the case of the Certificate Insurer, Financial Guaranty Insurance Company, 115 Broadway, New York, New York 10006, Attention: Group Leader -- Research and Risk Management. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders shall be effective upon mailing or personal delivery.

            (b) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

            1. Any material change or amendment to this Agreement;

            2. The occurrence of any Event of Default that has not been cured;

            3. The resignation or termination of the Servicer or the Trustee and the appointment of any successor;

            4. The repurchase or substitution of Mortgage Loans; and

            5. The final payment to Certificateholders.

            In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

            1. Each report to Certificateholders described in Section 6.08;

            2. Each annual statement as to compliance described in Section 7.04;
               and

            3. Each annual independent public accountants' servicing report described in Section 7.05.

            Section 14.07 Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

            Section 14.08 No Partnership.

            Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Certificateholders.

            Section 14.09 Counterparts.

            This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

            Section 14.10 Successors and Assigns.

            This Agreement shall inure to the benefit of and be binding upon the Servicer, the Depositor, the Trustee and the Certificateholders and their respective successors and assigns.

            Section 14.11 Headings.

            The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

            Section 14.12 The Certificate Insurer.

            The Certificate Insurer shall be a third-party beneficiary of this Agreement, entitled to enforce any provisions hereof as if a party hereto. Any right conferred to the Certificate Insurer with respect to a Sub-Pool shall be suspended during any period in which the Certificate Insurer is in default in its payment obligations under the Certificate Insurance Policy. At such time as the Certificates with respect to a Sub-Pool are no longer outstanding hereunder, and no amounts owed to the Certificate Insurer hereunder with respect to such Sub-Pool remain unpaid, the Certificate Insurer's rights hereunder with respect to such Sub-Pool shall terminate.

            Section 14.13 Paying Agent.

            The Trustee hereby accepts appointment as Paying Agent. The Trustee may, subject to the eligibility requirements for the Trustee set forth in
Section 12.06, other than Section 12.06(iv), appoint one or more other Paying Agents or successor Paying Agents.

            Each Paying Agent, immediately upon such appointment, shall signify its acceptance of the duties and obligations imposed upon it by this Agreement by written instrument of acceptance deposited with the Trustee with a copy being sent to the Certificate Insurer.

            Each such Paying Agent other than the Trustee shall execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of Section 6.06, that such Paying Agent will:

            (1) allocate all sums received for distribution to the Holders of Certificates of each Class for which it is acting as Paying Agent on each Remittance Date among such Holders in the proportion specified by the Trustee; and

            (2) hold all sums held by it for the distribution of amounts due with respect to the Certificates in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.

            Any Paying Agent other than the Trustee may at any time resign and be discharged of the duties and obligations created by this Agreement by giving at least sixty (60) days written notice to the Trustee. Any such Paying Agent may be removed at any time by an instrument filed with such Paying Agent signed by the Trustee.

            In the event of the resignation or removal of any Paying Agent other than the Trustee such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successor, or if there be no successor, to the Trustee.

            Upon the appointment, removal or notice of resignation of any Paying Agent, the Trustee shall notify the Certificate Insurer and the Certificateholders by mailing notice thereof to their addresses appearing on the Certificate Register.

            Section 14.14 Actions of Certificateholders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Depositor or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Depositor and the Servicer, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

            (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee, the Depositor or either Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

            (d) The Trustee may require additional proof of any matter referred to in this Section 14.14 as it shall deem necessary.

            Section 14.15 Grant of Security Interest.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and all other assets constituting the Trust Fund, by the Depositor to the Trustee be, and be construed as, a sale of the Mortgage Loans and such other assets constituting the Trust Fund by the Depositor and not a pledge by the Depositor to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans and other assets constituting the Trust Fund are held to be property of the Depositor, then it is the express intent of the parties that such conveyance be deemed as a pledge of the Mortgage Loans and all other assets constituting the Trust Fund to the Trustee to secure a debt or other obligation of the Depositor and this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code and the conveyances provided for in Section 2.01 hereof shall be deemed a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and all other assets constituting the Trust Fund. Accordingly, the Depositor hereby grants to the Trustee a security interest in the Mortgage Loans and all other assets constituting the Trust Fund for the purpose of securing to the Trustee the performance by the Depositor of the obligations under this Agreement. Notwithstanding the foregoing, the parties hereto intend the conveyances pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and all other assets constituting the Trust Fund by the Depositor to the Trustee. The Depositor and the Trustee (at the written direction and expense of the Depositor) shall take such actions as may be necessary to ensure that if this Agreement were deemed to create a security interest, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such for the term of this Agreement. Without limiting the generality of the foregoing, the Servicer shall file, or shall cause to be filed, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform

Commercial Code to perfect the Trustee's security interest in or lien on the Mortgage Loans, including, without limitation, (x) continuation statements and
(y) such other statements as may be occasioned by (i) any change of name of the Depositor or Trustee, (ii) any change of location of the place of business or the chief executive office of the Depositor or (iii) any transfer of any interest of the Depositor in any Mortgage Loan.

            IN WITNESS WHEREOF, the Servicer, the Trustee and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                              SUPERIOR BANK FSB, in all of its capacities as contemplated hereby


                              By:   /s/ William C. Bracken
                                    --------------------------------------------
                                    Name:       William C. Bracken
                                    Title:      Chief Financial Officer
                                                Senior Vice President

                              LEE SERVICING COMPANY, a division of Superior Bank FSB, as Servicer


                              By:   /s/ William C. Bracken
                                    --------------------------------------------
                                    Name:       William C. Bracken
                                    Title:      Chief Financial Officer
                                                Senior Vice President

                              LASALLE NATIONAL BANK, as Trustee


                              By:   /s/ Shashank Mishra
                                    --------------------------------------------
                                    Name:       Shashank Mishra
                                    Title:      Vice President

State of         )
                 ) ss.:
County of        )

      On the __th day of December, 1996 before me, a Notary Public in and for the State of Illinois, personally appeared William C. Bracken known to me to be a Senior Vice President of Superior Bank FSB, that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                        ______________________________________
[SEAL]                              Notary Public


                        My Commission expires ____________

State of         )
                 ) ss.:
County of        )

      On the __th day of December, 1996 before me, a Notary Public in and for the State of Illinois, personally appeared William C. Bracken known to me to be a Senior Vice President of Lee Servicing Company, a division of Superior Bank FSB, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                        ______________________________________
[SEAL]                              Notary Public


                        My Commission expires ____________

State of         )
                 ) ss.:
County of        )

      On the __th day of December, 1996 before me, a Notary Public in and for the State of Illinois, personally appeared Shashank Mishra known to me to be Vice President of LaSalle National Bank, the banking corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said banking corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                        ______________________________________
[SEAL]                              Notary Public


                        My Commission expires ____________

                                   EXHIBIT A

                           CONTENTS OF MORTGAGE FILE

      With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, all of which shall be available for inspection by the Certificateholders, to the extent required by applicable laws:

     1. The original Mortgage Note, showing a complete chain of endorsements and endorsed by the last endorsee thereof "Pay to the order of _________ [or LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of December 1, 1996, Series 1996-4] without recourse" and signed, by facsimile or manual signature, by such last endorsee.

     2.   Either: (i) the original Mortgage, with evidence of recording thereon,
          (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Depositor or by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor, if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost.

     3. Either: (a) (1) the original Assignment of Mortgage from the last assignee of the related Mortgage assigned to the Trustee, with evidence of recording thereon, or (2) an original assignment of mortgage from the last assignee of the related Mortgage assigned in blank, or (b) if an original Assignment of Mortgage has not yet been provided in accordance with clause (a), an Assignment of Mortgage to the Trustee, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Mortgage to the Trustee submitted for recording (provided, however, that an appropriate officer or approved signatory of the Depositor may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage to the Trustee relating thereto) or (c) a copy of such original Assignment of Mortgage to the Trustee, with evidence of recording thereon, certified to be true and complete by the Depositor or the appropriate public recording office, in those instances where such original Assignment of Mortgage has been recorded but subsequently lost; any such Assignment of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county, if permitted by applicable law.

     4. The original policy of title insurance or a true copy thereof or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same.

     5. Originals of all assumption and modification agreements, if any, or a copy certified as a true copy by a Responsible Officer of the Depositor if the original has been transmitted for recording until such time as the original is returned by the public recording office.

     6. Either: (i) originals of all intervening assignments, if any, showing a complete chain of title from the originator to the last assignee of the related Mortgage, including any recorded warehousing assignments, with evidence of recording thereon, or, (ii) if the original intervening assignments have not yet been returned from the recording office, a copy of the originals of such intervening assignments together with a certificate of a Responsible Officer of the Depositor or the closing attorney or an officer of the title insurer which issued the related title insurance policy, or commitment therefor, or its duly authorized agent certifying that the copy is a true copy of the original of such intervening assignments or (iii) a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost.

     7. Proof of hazard insurance in the form of the declaration page of a hazard insurance policy together with a direction to the insurer or agent to add the name of the mortgagee, its successors and assigns, as mortgagee/loss payee, or hazard insurance policy endorsement that names the Depositor, its successors and assigns, as a mortgagee/loss payee, and, if such endorsement does not show the amount insured by the related hazard insurance policy, some evidence of such amount except with respect to those Mortgage Loans purchased by the Depositor from an investor as to which such proof of hazard insurance shall be delivered not later than 180 days after the Closing Date and, if required by law, flood insurance policy, with extended coverage of the hazard insurance policy.

     8. With respect to each Sub-Pool 1 Multifamily Loan and Sub-Pool 1 Mixed Use Loan, (i) if such item is a document separate from the Mortgage either (a) an original copy of the related Assignment of Leases, if any (with recording information indicated thereon), or (b) if the original of such Assignment of Leases has not yet been returned from the filing office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Leases submitted for filing; (ii) an original assignment of any related Assignment of Leases, if any (if such document is a document separate from the Mortgage and not incorporated in the Assignment of Mortgage), in blank and in recordable form; (iii) if such item is a document separate from the Mortgage either (A) an original copy of all intervening assignments of Assignment of Leases, if any (with recording information indicated thereon), or (B) if the original of such intervening assignments of Assignment of Leases has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignment of Assignment of Leases submitted for recording; (iv) either (a) a copy of the UCC-1 financing statement and any related continuation statements, if any, each showing the Mortgagor as debtor and mortgagee as secured party and each with evidence of filing thereon, or (b) if the copy of the UCC-1 financing statement has not yet been returned from the filing office, a copy of such UCC-1 financing statement, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such UCC-1 financing statement submitted for filing; (v) an original executed form UCC-2 or UCC-3 financing statement, in form suitable for filing, disclosing the assignment in blank, of the security interest in the personal property constituting security for repayment of the Mortgage Loan; and (vi) either (A) an original copy of all intervening assignments of UCC-3 financing statements, if any (with evidence of filing thereon), or (B) if the original of such intervening assignments of UCC-3 financing statements has not yet been returned from the filing office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignments of UCC-3 financing statements submitted for recording. If in connection with any Mortgage Loan the Depositor cannot deliver any such financing statement(s) with evidence of filing thereon because such financing statement(s) has not yet been returned by the public filing office where such financing statement(s) has been submitted for filing, then the Depositor shall deliver or cause to be delivered a photocopy of such financing statement(s) (certified by the Depositor to be a true and complete copy) together with an officers' certificate stating that such financing statement(s) has been dispatched to the appropriate public filing office for filing.

     9. Mortgage Loan closing statement and any other truth-in-lending or real estate settlement procedure forms required by law.

     10.  Residential loan application.

     11.  Verification of employment and income, and tax returns, if any.

     12.  Credit report on the mortgagor.

     13. The full appraisal made in connection with the origination of the related Mortg age Loan with photographs of the subject property and of comparable properties, constituting evidence sufficient to indicate that the Mortgaged Property relates to a Residential Dwelling.

     14. With respect to Sub-Pool 1, to the extent that such Sub-Pool 1 Mortgage Loan is secured by a second priority lien, a verification of the first mortgage.

     15. All other papers and records developed or originated by the Depositor or others, required to document the Mortgage Loan or to service the Mortgage Loan.

                                   EXHIBIT B-1

                         [FORM OF CLASS 1A CERTIFICATE]

                                  [DTC LEGEND]

                  AFC Mortgage Loan Asset Backed Certificate

Series 1996-4                         Original Class 1A
Class 1A[-1][-2][-3][-4][-5]          Principal Balance:
[-6][-7]                              $___________.

No.________________
                                      Original Dollar Amount as of the Closing
Date of Pooling and                   Date Represented by this Certificate:
Servicing Agreement:                  $_______________.
December 1, 1996
                                      Percentage Interest of
Servicer:                             this Certificate:
Lee Servicing Company, a                     %
division of Superior Bank
FSB
                                      Original Sub-Pool 1 Principal
First Remittance Date:                Balance: $79,916,352.93
January 27, 1997
                                      Original Sub-Pool 1 Pre-Funded Amount:
Closing Date:                         $45,083,647.07
December 19, 1996
                                      Latest Scheduled Maturity Date of any Sub-
Class 1A[-1][-2][-3][-4]              Pool 1 Subsequent Mortgage Loan:
[-5][-6][-7]                          ___________ 1, 20__
Pass-Through Rate:
[variable][____%]                     Trustee:  LaSalle National Bank

CUSIP #:

            This certifies that is the registered owner of the percentage interest (the "Percentage Interest") specified above in that certain beneficial ownership interest evidenced by all the Class 1A[-1][-2][-3][-4][-5][-6][-7] Certificates of the above referenced series (the "Class 1A[-1][-2][-3][-4][-5][-6][-7] Certificates") in a Trust Fund consisting primarily of certain residential first and second mortgage loans (the "Mortgage Loans") serviced by Lee Servicing Company, a division of Superior Bank FSB (the "Servicer"). The Mortgage Loans were originated or acquired by Superior Bank FSB (the "Depositor"). The Trust Fund will be created by the Depositor and the Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") by and among the Servicer, the Depositor and LaSalle National Bank, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. The

Cut-off Date with respect to the Sub-Pool 1 Initial Mortgage Loans is December 1, 1996. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which terms and provisions the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            On each Remittance Date, commencing on January 27, 1997, the Trustee or Paying Agent shall distribute to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Remittance Date with respect to the Class 1A-1 Certificates and the Class 2A Certificates, and the last Business Day of the month next preceding the month of such distribution (each, a "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class 1A[-1][-2][-3][-4][-5][-6][-7] Certificates on such Remittance Date pursuant to Section 6.06 of the Agreement.

            Distributions on this Certificate will be made by the Trustee or Paying Agent by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record (i) any Class R Certificate or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000, and shall have so notified the Trustee in writing at least five Business Days prior to the related Remittance Date, or otherwise by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the initial distribution on all Classes of Certificates other than the Class 1A-1 Certificates and the Class 2A Certificates will be made to Certificateholders of record as of the Closing Date and the final distribution on this Certificate will be made after due notice by the Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in Chicago, Illinois.

            IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed under its official seal.


                              LASALLE NATIONAL BANK,
                                as Trustee


                              By:_________________________________
                                 Authorized Officer



Dated:________________________
(Seal)



                          CERTIFICATE OF AUTHENTICATION


      This is a Class 1A[-1][-2][-3]][-4][-5][-6][-7] Certificate referred to in the within-mentioned Agreement.

                              LASALLE NATIONAL BANK, as Certificate Registrar


                              By:____________________________
                                   Authorized Officer

                                   EXHIBIT B-2

                         [FORM OF CLASS 2A CERTIFICATE]

                                  [DTC LEGEND]

                   AFC Mortgage Loan Asset Backed Certificate

Series 1996-4                         Original Class 2A
Class 2A                              Principal Balance:
                                      $___________.
No.___________
                                      Original Dollar Amount as of the Closing
Date of Pooling and                   Date Represented by this Certificate:
Servicing Agreement:                  $_______________.
December 1, 1996
                                      Percentage Interest of
Servicer:                             this Certificate:
Lee Servicing Company, a                     %
division of Superior Bank
FSB                                   Original Sub-Pool 2 Principal
                                      Balance: $60,081,756.98
First Remittance Date:
January 27, 1997                      Original Sub-Pool 2 Pre-Funded Amount:
                                      $36,906,502.34.
Closing Date:
December 19, 1996                     Latest Scheduled Maturity Date of any Sub-
                                      Pool 2 Subsequent Mortgage Loan:
CUSIP #:                              ___________ 1, 20__

                                      Trustee:  LaSalle National Bank

            This certifies that is the registered owner of the percentage interest (the "Percentage Interest") specified above in that certain beneficial ownership interest evidenced by all the Class 2A Certificates of the above referenced series (the "Class 2A Certificates") in a Trust Fund consisting primarily of certain residential first and second mortgage loans (the "Mortgage Loans") serviced by Lee Servicing Company, a division of Superior Bank FSB (the "Servicer"). The Mortgage Loans were originated or acquired by Superior Bank FSB (the "Depositor"). The Trust Fund will be created by the Depositor and the Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") by and among the Servicer, the Depositor and LaSalle National Bank, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. The Cut-off Date with respect to the Sub-Pool 2 Initial Mortgage Loans is December 1, 1996. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which terms and provisions the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            On each Remittance Date, commencing on January 27, 1997, the Trustee or Paying Agent shall distribute to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Remittance Date with respect to the Class 1A-1 Certificates and the Class 2A Certificates, and the last Business Day of the month next preceding the month of such distribution (each, a "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class 2A Certificates on such Remittance Date pursuant to Section
6.06 of the Agreement.

            Distributions on this Certificate will be made by the Trustee or Paying Agent by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record (i) any Class R Certificate or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000, and shall have so notified the Trustee in writing at least five Business Days prior to the related Remittance Date, or otherwise by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in Chicago, Illinois.

            IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed under its official seal.


                              LASALLE NATIONAL BANK,
                                as Trustee


                               By:_________________________
                                  Authorized Officer



Dated:________________________
(Seal)



                          CERTIFICATE OF AUTHENTICATION


      This is a Class 2A Certificate referred to in the within-mentioned Agreement.

                              LASALLE NATIONAL BANK, as Certificate Registrar


                              By:____________________________________
                                  Authorized Officer

                                  EXHIBIT B-3

                         [FORM OF CLASS R CERTIFICATE]

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAW OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF (1) THE PROPOSED TRANSFEREE PROVIDES TO THE TRUSTEE AN AFFIDAVIT STATING AMONG OTHER THINGS THAT SUCH TRANSFEREE IS A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) OR AN AGENT OF A PERMITTED TRANSFEREE AND (2) THE PROPOSED TRANSFEROR PROVIDES TO THE TRUSTEE A CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEROR HAS NO KNOWLEDGE THAT THE PROPOSED TRANSFEREE IS NOT A PERMITTED TRANSFEREE AND NO PURPOSE OF SUCH PROPOSED TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER OF THIS CLASS R CERTIFICATE TO A PERSON OTHER THAN A PERMITTED TRANSFEREE OR AN AGENT OF A PERMITTED TRANSFEREE SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO A NON-UNITED STATES PERSON AS SUCH TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), UNLESS THE SERVICER AND THE TRUSTEE ARE PROVIDED WITH A

CERTIFICATION AND AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE SERVICER AND THE TRUSTEE THAT SUCH TRANSFER WILL NOT RESULT IN A VIOLATION OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR CAUSE THE SERVICER OR THE TRUSTEE TO BE DEEMED A FIDUCIARY OF SUCH PLAN OR RESULT IN THE IMPOSITION OF AN EXCISE TAX UNDER THE CODE.

                   AFC Mortgage Loan Asset Backed Certificate

         Series 1996-4                    Percentage Interest of
         Class R                          this Certificate:
                                                %
         No._________                     No._________

         Date of Pooling and              Original Pool Principal Balance:
         Servicing Agreement:             $________________.
         December 1, 1996
                                          Original Pre-Funded Amount:
         Servicer:                        $___________.
         Lee Servicing Company, a
         division of Superior Bank FSB    Trustee:  LaSalle National Bank

         First Remittance Date:           Closing Date:
         January 27, 1997                 December 19, 1996

            This certifies that is the registered owner of the percentage interest (the "Percentage Interest") specified above in that certain beneficial ownership interest evidenced by all the Class R Certificates of the above referenced Series (the "Class R Certificates") in a Trust Fund consisting primarily of certain residential first and second mortgage loans (the "Mortgage Loans") serviced by Lee Servicing Company, a division of Superior Bank FSB (the "Servicer"). The Mortgage Loans were originated or acquired by Superior Bank FSB (the "Depositor"). The Trust Fund will be created by the Depositor and the Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") by and among the Servicer, the Depositor and LaSalle National Bank, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. The Cut-off Date with respect to the Initial Mortgage Loans is December 1, 1996. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            On each Remittance Date, commencing on January 27, 1997, the Trustee or a Paying Agent shall distribute to the Person in whose name this Certificate is registered on the last day of the month next preceding the month of such distribution (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and any amounts required to be distributed to the Holders of the Class R Certificates on such Remittance Date pursuant to the Agreement.

            Distributions on this Certificate will be made by the Trustee or Paying Agent by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record (i) any Class R Certificate or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000, and shall have so notified the Trustee in writing at least five Business Days prior to the related Remittance Date, or otherwise by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in Chicago, Illinois.

            No transfer of a Class R Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan"), unless the prospective transferee of a Class R Certificate provides the Servicer and the Trustee with a certification of facts and, at its own expense, an Opinion of Counsel which establish to the satisfaction of the Servicer and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.

            As provided in the Agreement and subject to certain limitations therein set forth, including, without limitation, execution and/or delivery by the proposed transferor and/or transferee, as appropriate, the Resale Certification (Exhibit D to the Agreement), and, if required by the Trustee, an opinion of counsel relating to the exemption from registration under the 1933 Act pursuant to which the proposed transfer is to be made, the Transfer Affidavit (Exhibit J to the Agreement) and Transfer Certificate (Exhibit J-1 to the Agreement) described in Section 4.02(c)(ii) of the Agreement, and, if the proposed transferee is a Plan, the certification and opinion of counsel described on the front of this Certificate, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in Chicago, Illinois, accompanied by a written instrument of transfer in the form of Exhibit E to the Agreement, or such other endorsement or written instrument of transfer as is satisfactory to the Trustee, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations of a like Class evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

            IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed under its official seal.


                              LASALLE NATIONAL BANK,
                                as Trustee


                              By:______________________________
                                 Authorized Officer



Dated:________________________
(Seal)



                          CERTIFICATE OF AUTHENTICATION


      This is a Class R Certificate referred to in the within-mentioned
Agreement.

                              LASALLE NATIONAL BANK,
                                as Certificate Registrar


                              By:______________________________
                                 Authorized Officer

                                   EXHIBIT B-4

                        [Form of Reverse of Certificate]


            This Certificate is one of a duly authorized issue of Certificates designated as AFC Mortgage Loan Asset Backed Certificates, Series 1996-4, Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7, Class 2A and Class R (herein called the "Certificates") consisting of Sub-Pool 1 and Sub-Pool 2 Mortgage Loans, and representing undivided ownership of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto, (ii) such assets as from time to time are identified as REO Property with respect to the related Sub-Pool or are deposited in the related Certificate Account, related Principal and Interest Account, related Trustee Expense Account, related Pre-Funding Account, related Reserve Account, the related Interest Coverage Account, including amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Agreement and any Insurance Proceeds,
(iv) the Certificate Insurance Policy (as defined below), (v) Liquidation Proceeds and (vi) Released Mortgaged Property Proceeds (all of the foregoing being hereinafter collectively called the "Trust Fund"). The Depositor's Yield and amounts due on or before the Cut-off Date in the case of Initial Mortgage Loans or on or before a Subsequent Cut-off Date in the case of Subsequent Mortgage Loans do not constitute part of the Trust Fund. The Class R Certificates are subordinated in right of payment to the Class A Certificates, as set forth in the Agreement.

            The Certificates do not represent an obligation of, or an interest in, the Servicer, the Depositor or the Trustee and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, the Federal Housing Administration or the Department of Veterans Affairs or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, the Excess Spread with respect to the related Sub-Pool, the related Pre-Funded Amount, the related Initial Reserve Account Deposit, the related Interest Coverage Amount, and amounts payable under the Certificate Insurance Policy, all as more specifically set forth herein and in the Agreement. To the extent described in the Agreement, the Class 1A and Class 2A Certificates are cross-collateralized and, in certain circumstances, Excess Spread and principal collections on a Sub-Pool will be available to Holders of the Class A Certificates related to the other Sub-Pool. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer from related recoveries on such Mortgage Loan.

            Financial Guaranty Insurance Company (the "Certificate Insurer") has issued a surety bond (the "Certificate Insurance Policy") with respect to the Class A Certificates, a copy of which is attached to the Agreement.

            As provided in the Agreement, deposits and withdrawals from the related Principal and Interest Account, the related Certificate Account, the related Trustee Expense Account, the related Reserve Account and the related Interest Coverage Account may be made by the Servicer or the Trustee, as the case may be, from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Servicer or the Depositor of advances made, or certain expenses incurred, by each, and the payment of fees due and owing to the Servicer, the Trustee and the Certificate Insurer.

            Subject to certain restrictions, the Agreement permits the amendment thereof by the Servicer, the Depositor and the Trustee with the consent of the Certificate Insurer, (i) the Class 1A Majority Certificateholders in the case of an amendment solely affecting the Class 1A Certificates and (ii) the Class 2A Majority Certificateholders in the case of an amendment solely affecting the Class 2A Certificates (although in certain limited circumstances the Agreement may be amended without the consent of any Certificateholder). The Agreement permits the related Majority Certificateholders, on behalf of all related Certificateholders, subject to the consent of the Certificate Insurer, or the Certificate Insurer, to waive any default by the Servicer in the performance of its obligations under the Agreement with respect to the related sub-Pool and its consequences, except a default in making any required distribution on a Certificate. Any such consent or waiver by the related Majority Certificateholders or the Certificate Insurer shall be conclusive and binding on the Holder of this Certificate and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in Chicago, Illinois, accompanied by a written instrument of transfer in the form required by the Agreement, or such other endorsement or written instrument of transfer as is satisfactory to the Trustee, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations of a like Class evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Class 1A-1, Class 1A-2, Class 1A- 3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7, Class 2A and Class R Certificates. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of a like Class evidencing the same undivided ownership interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Servicer, the Depositor, the Trustee and the Certificate Registrar, and any agent of any of the foregoing, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

            The obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee, (ii) the purchase by the Servicer of all outstanding Mortgage Loans and REO Properties of the Sub-Pool at a price determined as provided in the Agreement (the exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates), the right of the Servicer to purchase being subject to the aggregate principal balance of the Mortgage Loans in a Sub-Pool at the time of purchase being less than five percent (5%) of the sum of the Sub-Pool Principal Balance and the related Original Pre-Funded Amounts provided, however that on or prior to such Remittance Date with respect to Sub-Pool 1, (x) the Servicer will have purchased all of the Mortgage Loans and REO Property relating to Sub-Pool 2 or (y) the Class 1A-7 Principal Balance on such date is less than or equal to five percent (5%) of the Original Class 1A-7 Principal Balance, or (iii) by the mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing. In no event, however, shall the Trust Fund terminate later than twenty-one years after the death of the last surviving lineal descendant of the Person named in the Agreement. By its acceptance of this Certificate, the Certificateholder hereby appoints the Servicer as its attorney-in-fact to adopt a plan of liquidation of the Trust Fund in accordance with Section 11.02 of the Agreement.

            Unless the certificate of authentication hereon has been executed by the Trustee or the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                    EXHIBIT C

                 PRINCIPAL AND INTEREST ACCOUNT LETTER AGREEMENT


                                    (date)
            To:  ____________________________

                 ____________________________

                 ____________________________  (the "Depository")

            As "Servicer" under the Pooling and Servicing Agreement, dated as of December 1, 1996, among Superior Bank FSB, as ("Depositor"), Lee Servicing Company, a division of Superior Bank FSB, as servicer (the "Servicer"), and LaSalle National Bank, as Trustee (the "Agreement"), we hereby authorize and request you to establish two accounts, as Principal and Interest Accounts pursuant to Section 5.03 of the Agreement, to be designated as "Sub-Pool 1 Principal and Interest Account, Lee Servicing Company, a division of Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1996- 4." "Sub-Pool 2 Principal and Interest Account, Lee Servicing Company, a division of Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1996-4." All deposits in the accounts shall be subject to withdrawal therefrom by order signed by the Servicer in accordance with terms of the Agreement. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                              LEE SERVICING COMPANY, a
                              division of Superior Bank FSB


                              By:___________________________
                              Name:_________________________
                              Title:________________________

            The undersigned hereby certifies that the above described accounts have been established as a trust account under Account Number ___________ and Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such accounts as provided above. The amounts deposited at any time in the accounts will be insured to the maximum amount provided by applicable law by the Federal Deposit Insurance Corporation.

                              [DEPOSITORY]


                              By:___________________________
                              Name:_________________________
                              Title:________________________

                                    EXHIBIT D

                              RESALE CERTIFICATION

                                ___________, 19__


[Depositor]
[Servicer]
[Trustee]
[Certificate Insurer]
[Certificate Registrar]

            Re: Class ___ Certificate, No. __ (the "Certificate"), issued pursuant to that certain Pooling and Servicing Agreement, AFC Mortgage Loan Asset Backed Certificates, Series 1996-4, dated as of December 1, 1996 among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer and LaSalle National Bank, as Trustee

Dear Sirs:

             ____________________________________________________ as registered holder ("Seller") intends to transfer the captioned Certificate to ___________________________ ("Purchaser"), for registration in the name of
________________________________.

            1. In connection with such transfer, and in accordance with Section
4.02 of the captioned Agreement, Seller hereby certifies to you the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Certificate under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Certificate a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

            2. The Purchaser warrants and represents to, and covenants with, the Seller, the Trustee and the Servicer pursuant to Section 4.02 of the Pooling and Servicing Agreement that:

                  a. The Purchaser agrees to be bound, as Certificateholder, by all of the terms, covenants and conditions of the Pooling and Servicing Agreement, the Certificate and the Custodial Agreement, and from and after the date hereof, the Purchaser assumes for the benefit of each of the Servicer and the Seller all of the Seller's obligations as Certificateholder thereunder;

                  b. The Purchaser understands that the Certificate has not been registered under the 1933 Act or the securities laws of any state;

                  c. The Purchaser is acquiring the Certificate [for investment] for its own account only and not for any other person;

                  d. The Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Certificate;

                  e. The Purchaser has been furnished with all information regarding the Certificate that it has requested from the Seller, the Trustee or the Servicer; and

                  f. Neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Certificate under the 1933 Act or which would render the disposition of the Certificate a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Certificate.

            3. The Purchaser warrants and represents to, and covenants with, the Seller, the Servicer and the Depositor that:

                  a. The Purchaser agrees to be bound, as Certificateholder, by the restrictions on transfer contained in the Pooling and Servicing Agreement;

                  b. Either: (1) the Purchaser is not an employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (a "Plan"), or a plan within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code") (also a "Plan"), and the Purchaser is not directly or indirectly purchasing the Certificates on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan; or (2) Purchaser's purchase of the Certificate(s) will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

            4. This Certification may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

            IN WITNESS WHEREOF, the parties have caused this Resale Certification to be executed by their duly authorized officers as of the date first above written.

____________________________,       ________________________________________,
Seller                              Purchaser


By:_________________________        By:_____________________________________
Name:_______________________        Name:___________________________________
Title:______________________        Title:__________________________________
Taxpayer                            Taxpayer
Identification No.__________        Identification No.______________________

                                    EXHIBIT E

                                   ASSIGNMENT

            THIS ASSIGNMENT dated as of the day of __________, 19 , by and between ___________________________________________________ ("Assignor") and
_____________________________________ ("Assignee"), provides:

            That for and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

            1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Certificateholder, in, to and under that certain Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1996, by and among LaSalle National Bank, as Trustee ("Trustee"), Superior Bank FSB, as Depositor, and Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and that certain Certificate, Class _____, No. __, Series 1996-4 (the "Certificate") issued thereunder and authenticated by the Trustee.

            2. For the purpose of inducing Assignee to purchase the Certificate from Assignor, Assignor warrants and represents that:

                  a. Assignor is the lawful owner of the Certificate with the full right to transfer the Certificate free from any and all claims and encumbrances whatsoever;

                  b. The Assignor has not received notice, and has no knowledge of any offsets, counterclaims or other defenses available to the Servicer with respect to the Pooling and Servicing Agreement or the Certificate; and

                  c. [The Assignor has no knowledge of and has not received notice of any amendments to the Pooling and Servicing Agreement or the Certificate.] [The Pooling and Servicing Agreement has been amended pursuant to _____________ dated _________________]

            3. By execution hereof Assignee agrees to be bound, as Certificateholder, by all of the terms, covenants and conditions of the Pooling and Servicing Agreement and the Certificate, and from and after the date hereof Assignee assumes for the benefit of each of the Servicer, the Depositor, the Trustee, the Certificate Registrar and the Assignor all of Assignor's obligations as Certificateholder thereunder.

            4. The Assignee warrants and represents to, and covenants with, the Assignor, the Depositor, the Trustee, the Certificate Registrar and the Servicer that:

                  a. The Assignee agrees to be bound, as Certificateholder, by the restrictions on transfer contained in the Pooling and Servicing Agreement; and

                  b. Either: (1) the Assignee is not an employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (a "Plan"), or a plan within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code") (also a "Plan"), and the Assignee is not directly or indirectly purchasing the Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan; or (2) the Assignee is a Plan, but the Assignee's purchase of the Certificate will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code and attached hereto is the certification and opinion of counsel required under Section 4.02(c) of the Pooling and Servicing Agreement.

            5. This Assignment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

            WITNESS the following signatures.



______________________________,     _________________________________________,
Assignor                            Assignee



By:___________________________      By:______________________________________
Name:_________________________      Name:____________________________________
Title:________________________      Title:___________________________________
Taxpayer                            Taxpayer
Identification No.____________      Identification No._______________________

State of ___________    )
                    ) ss.:
County of __________    )

      On the ___________ day of ______________, 19__ before me, a Notary Public in and for the State of __________, personally appeared ___________ known to me to be ________________________ of _________________________________, the
________________ that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such ________________ executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                        ______________________________
                              Notary Public


                        My Commission expires ____________

State of ___________    )
                    ) ss.:
County of __________    )

      On the ___________ day of ______________, 19__ before me, a Notary Public in and for the State of ____________, personally appeared ___________ known to me to be ________________________ of _________________________________, the
________________ that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such ________________ executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                        ______________________________
                              Notary Public


                        My Commission expires ____________

                                  EXHIBIT E(1)

                            WIRING INSTRUCTIONS FORM

                                    ______________, 19__

[Paying Agent]

[Trustee]

            Re: AFC Mortgage Loan Asset Backed Certificates, Series 1996-4, Class ___, No. __, issued pursuant to that certain Pooling and Servicing Agreement, dated as of December 1, 1996, among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee
                 --------------------------------------------------------------

Dear Sir:

            In connection with the sale of the above-captioned Certificate by to ("Transferee") you, as Paying Agent with respect to the related Certificates, are instructed to make all remittances to Transferee as Certificateholder as of _________, 199 by wire transfer. For such wire transfer, the wiring instructions are as follows:

                              Bank Name:    _______________________________
                              City & State: _______________________________
                              ABA No.:      _______________________________
                              Account Name: _______________________________
                              Account No.:  _______________________________
                              Attention:    _______________________________


                              _______________________________
                                    Transferee


Certificateholder's notice address:

Name:

Address:

                                    EXHIBIT F

                      FORM OF TRUSTEE INITIAL CERTIFICATION

                                          ______________, 19__
[Certificate Insurer]

[Servicer]

[Purchaser]

[Certificateholder]

            Re: Pooling and Servicing Agreement, dated as of December 1, 1996, among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee
                  --------------------------------------------------------------

Gentlemen:

            In accordance with Section 2.05 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, if any (the "Loan Exception Report"), it or the Custodian on its behalf has received the documents referred to in Section 2.04(a) of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the related Mortgage Loan Schedule and such documents appear to bear original signatures or copies of original signatures if the original documents have not yet been delivered.

            The Trustee has made no independent examination of any such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Mortgage Loans identified on the related Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                     LASALLE NATIONAL BANK,
                                            as Trustee

                                    By:______________________________
                                    Name:____________________________
                                    Title:___________________________

                                   EXHIBIT F-1

                      FORM OF TRUSTEE INTERIM CERTIFICATION


                                            ______________, 19__


[Certificate Insurer]

[Depositor]

[Servicer]

[Certificateholders]

            Re: Pooling and Servicing Agreement, dated as of December 1, 1996, among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee
                  --------------------------------------------------------------

Gentlemen:

            In accordance with the provisions of Section 2.05 of the above-referenced Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed (or caused to be reviewed) the documents delivered to it or the Custodian on its behalf pursuant to Section
2.04 of the Pooling and Servicing Agreement and has determined that, except as noted on the attachment hereto, (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement as of the date hereof are in its possession or in the possession of the Custodian on its behalf (other than items listed in Section 2.04(f) of the Pooling and Servicing Agreement), (ii) none of the documents delivered to it or the Custodian on its behalf have been mutilated, damaged, torn or otherwise physically altered and all such documents relate to such Mortgage Loan, (iii) based on its examination, or the examination of the Custodian on its behalf, and only as to the foregoing documents, the information set forth in the related Mortgage Loan Schedule respecting such Mortgage Loan is correct and (iv) each Mortgage Note has been endorsed as provided in Section 2.04 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Trustee's Mortgage File or any of the Mortgage Loans identified on the related Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                    LASALLE NATIONAL BANK,
                                            as Trustee


                                    By:______________________________
                                    Name:____________________________
                                    Title:___________________________

                                    EXHIBIT G

                       FORM OF TRUSTEE FINAL CERTIFICATION

                                            _____________, 19__

[Certificate Insurer]

[Servicer]

[Certificateholders]

[Depositor]


      Re: Pooling and Servicing Agreement, dated as of December 1, 1996, among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee, relating to AFC Mortgage Loan
            Asset Backed Certificates, Series 1996-4
            --------------------------------------------------------------

Gentlemen:

            In accordance with Section 2.05 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it or the Custodian on its behalf has reviewed the documents delivered to it or to the Custodian on its behalf pursuant to
Section 2.04 of the Pooling and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement as of the date hereof are in its possession or in the possession of the Custodian on its behalf (except that no certification is given as to the items listed in Section 2.04(f) of the Pooling and Servicing Agreement), (ii) none of the documents delivered to it or the Custodian on its behalf have been mutilated, damaged, torn or otherwise physically altered and all such documents relate to such Mortgage Loan, (iii) based on its examination, and only as to the foregoing documents, the information set forth in the related Mortgage Loan Schedule respecting such Mortgage Loan is correct and (iv) each Mortgage Note has been endorsed as provided in Section 2.04 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Trustee's Mortgage File or any of the Mortgage Loans identified on the related Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                    LASALLE NATIONAL BANK,
                                            as Trustee


                                    By:______________________________
                                    Name:____________________________
                                    Title:___________________________


                                       -2-


                                  EXHIBIT H-1

                     MORTGAGE LOAN SCHEDULE FOR SUB-POOL 1

                                                                          Page 1
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                          Principal
                                                                                                                    Zip   Balance at
Sale ID     Account       Name                         Address                           City               State  Code  Origination
------------------------------------------------------------------------------------------------------------------------------------
  BS20    10266118840  TITUS PERRY                  138-A HIGH STREET                 MONTCLAIR              NJ    07042  108,000.00
  BS20    10266119308  BERNARD GEOFFREY             650 HUNT LANE                     MANHASSET              NY    11030  225,000.00
  BS20    10266120198  OGDEN BARBARA C              144 SALISBURY AVENUE              NORTH KINGSTOWN        RI    02852   15,000.00
  BS20    10266122373  GILFOY DARRYL SCOTT          241 BRAKEL LANE                   MEDIA                  PA    19063   44,800.00
  BS20    10266123009  BIRKAS EUGENE                3805 WALNUT STREET                BETHLEHEM              PA    18017   19,700.00
  BS20    10266123305  BYAM ERIC                    413 GREEN AVENUE                  BROOKLYN               NY    11216   80,000.00
  BS20    10266123680  DIGREGORIO PAUL ANTHONY      17 ELIOT DRIVE                    LAKE GROVE             NY    11755   28,900.00
  BS20    10266124824  BIRCHER KAREN GALE           1185 WESTVIEW DRIVE               BOULDER                CO    80303   28,000.00
  BS20    10266124984  HINES BOOKER T               721 CONGRESS STREET SOUTHEAST     WASHINGTON             DC    20032   71,600.00
  BS20    10266125329  DREW WILLIAM D               91 ROBINSON STREET                SCHENECTADY            NY    12304   38,500.00
  BS20    10266126306  SAMUELSON THOMAS J           6284 SOUTH DUSTY CIRCLE           WEST JORDAN            UT    84084   39,465.00
  BS20    10266126828  MILLONE STEFANO C            1337 CAVENDISH DRIVE              SILVER SPRING          MD    20905   17,500.00
  BS20    10266126986  TANNER DAVID A               7718 NEWPORT AVENUE               PARMA                  OH    44129   11,800.00
  BS20    10266127035  MYERS DELSHAWN               537 WEST FOURTH STREET            PLAINFIELD             NJ    07060   46,000.00
  BS20    10266127058  HIMES VIVIAN M               12940 CHERRY HILL ROAD            ALBION                 PA    16401   35,000.00
  BS20    10266127240  JEFFRESS LLOYD               53 HAMPTON GATE DRIVE             SICKLERVILLE           NJ    08081   17,774.00
  BS20    10266127486  ROBINSON FREDERICK D         173 LAKE DRIVE                    WYANDANCH              NY    11798   42,000.00
  BS20    10266127533  MEZICK KATHY R               211 GUINEA ROAD                   MONROE                 CT    06468  107,000.00
  BS20    10266127659  ADAMIDIUS ANASTASIA          204-15 23RD AVENUE                BAYSIDE                NY    11360  145,000.00
  BS20    10266127660  WOOLLARD KEVIN J             3863 WEST OWENSBORO DRIVE         WEST JORDAN            UT    84084   21,800.00
  BS20    10266127717  MOLLOY DOUGLAS T II          19668 N 48TH LANE                 PHOENIX                AZ    85308   21,000.00
  BS20    10266127821  ORICHIO NICHOLAS             15 RICHWOOD PLACE                 DENVILLE               NJ    07834   15,000.00
  BS20    10266127913  MCGHEE RAYMOND L             707 EAST 128TH ST                 CLEVELAND              OH    44108   46,400.00
  BS20    10266128164  MASH LINDA K                 404 FAIRLEA DRIVE                 EDGEWATER              MD    21037  123,500.00
  BS20    10266128213  MELHAD ROBERT T              6735 WEST SACK DRIVE              GLENDALE               AZ    85308   12,298.00
  BS20    10266128557  MARTIN DAVID GRANT           2670 EAST 500 NORTH               VERNAL                 UT    84078   15,000.00
  BS20    10266128629  DAVIS ROBERT EARL            207 STIRLING DRIVE                LUMBERTON              NC    28358  153,000.00
  BS20    10266128742  WEINBERGER DIANE             9751 SOUTH OLD RANCH PLACE        SANDY                  UT    84092   63,000.00
  BS20    10266128768  POWELL EVERTON               27 CRAWFORD STREET                EAST ORANGE            NJ    07018  101,150.00
  BS20    10266128981  LASKOSKI ROBERT J            4725 WEST PARADISE LANE           GLENDALE               AZ    85306   10,418.00
  BS20    10266129097  PEDERSEN NICHOLAS R          545 NORTH GREENE STREET           LINDENHURST            NY    11757  114,750.00
  BS20    10266129124  MCCOOL TODD J                7695 BRADBURN BOULEVARD           WESTMINSTER            CO    80030   24,300.00
  BS20    10266129474  KELLER KELLY A               39 EAST HIGH STREET               MIDDLETOWN             PA    17057   50,250.00
  BS20    10266129526  THOMAS VERNER                2501 27TH ST S                    SAINT PETERSBURG       FL    33712   47,250.00
  BS20    10266129783  RUPOLI ELLISA L              6737 WEST 54TH AVENUE             ARVADA                 CO    80002   21,425.00
  BS20    10266129799  SCIALABBA JOSEPH J           1631 WEST 32ND STREET             CHICAGO                IL    60608   45,000.00
  BS20    10266129848  HARRIS C NEAL                7711 W. 600 S.                    REDKEY                 IN    47373   75,000.00
  BS20    10266129905  OZGA ADAM                    529 WILLIAM STREET                TRENTON                NJ    08611   42,000.00
  BS20    10266130218  CHAPPELL MERLYN              195 N COUNTRY CLUB DR             CRYSTAL RIVER          FL    34429   54,400.00
  BS20    10266130230  NIEZELSKI MARILYN            82 WEST STREET                    SEYMOUR                CT    06483   91,600.00
  BS20    10266130236  CLARK WILLIE C               1622 RUDOLPH STREET               FAYETTEVILLE           NC    28301   47,700.00
  BS20    10266130452  ROSS WAYNE C                 125 VISTA DEL LAGO STREET         HENDERSON              NV    89015   40,000.00
  BS20    10266130553  LONG MICHAEL A               1932 PALM DRIVE                   COLORADO SPRINGS       CO    80918   14,076.00
  BS20    10266130595  KELSEY KATHLEEN LOUISE       2258 TREEMONT COURT S             SALEM                  OR    97302   10,500.00
  BS20    10266130598  PIPPY GEORGE WILLIAM         460 EAST WARNOCK AVENUE           SALT LAKE CITY         UT    84115   70,000.00
  BS20    10266130602  JOHNSON MICHAEL B            13493 VIRGO DRIVE                 LITTLETON              CO    80124  117,750.00
  BS20    10266130627  WASHINGTON WILLIE L          1828 S 11TH AVE                   MAYWOOD                IL    60153   48,000.00
  BS20    10266130661  BARTON MICHAEL T             1926 RAINIER AVENUE               EVERETT                WA    98201   20,370.00
  BS20    10266130703  RICHARDSON ROBERT R JR       15350 SW PEPPERMILL COURT         BEAVERTON              OR    97007   28,527.00
  BS20    10266130767  JOHNSON ELZORA               1022 NORTH GREENWOOD AVENUE       CLEARWATER             FL    34615   31,000.00
  BS20    10266130814  ROBERTSON JOSH T             530 WEST LINDLEY AVENUE           PHILADELPHIA           PA    19120   50,000.00
  BS20    10266130863  GRADY MILTON L               1431 OLD HICKORY DRIVE            GREENSBORO             NC    27405   62,000.00
  BS20    10266130864  ROLLINS HERMAN               817 CARTER AVENUE                 DURHAM                 NC    27703   69,300.00
  BS20    10266130927  BECK ROBERT E JR             371 MISSION DRIVE                 AKRON                  OH    44301   68,000.00
  BS20    10266131003  SZABO JOSEPH GEORGE          214 SCHOOL STREET                 NORTH WALES            PA    19454   31,500.00
  BS20    10266131026  PINCKNEY PETER               505 OLD SCARBOROUGH LANE          GARNER                 NC    27529   46,200.00
  BS20    10266131048  ESCOBEDO ROGELO              2540 VINEWOOD LANE                PUEBLO                 CO    81005   25,441.00
  BS20    10266131075  POWERS PATRICIA A            1649 CAPOUSE AVENUE               SCRANTON               PA    18509  123,500.00
  BS20    10266131102  LONG TODD C                  8500 WALNUT STREET                WESTMORELAND CITY      PA    15692   33,000.00
  BS20    10266131126  PATTERSON DOROTHY M          847 HILLSIDE COURT S              SAINT PETERSBURG       FL    33705   18,262.00
  BS20    10266131216  SCHAFFER RANDAL R            12831 NE HOLLADAY STREET          PORTLAND               OR    97230   15,500.00
  BS20    10266131223  PATRICK DARREL               4320 MENHADEN DRIVE               SAINT PETERSBURG       FL    33705   14,388.00

                        Cut-off Date     First                                     Original    Current      Scheduled
                          Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account        Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
-----------------------------------------------------------------------------------------------------------------------
  BS20    10266118840     107,997.24    09/05/96   08/05/11    176.12    12/05/96    80.0       9.990           946.98
  BS20    10266119308     225,000.00    10/04/96   09/04/26    357.11    12/04/96    39.3      11.750         2,271.17
  BS20    10266120198      14,945.64    10/16/96   09/16/11    177.50    12/16/96    48.5      11.350           173.80
  BS20    10266122373      44,800.00    10/10/96   09/10/11    177.30    12/10/96    84.7      12.250           544.90
  BS20    10266123009      19,659.43    09/28/96   08/28/11    176.88    11/28/96    89.9      11.700           232.64
  BS20    10266123305      79,346.84    08/26/96   07/26/16    235.79    12/26/96    50.0      11.850           872.52
  BS20    10266123680      28,802.86    10/16/96   09/16/11    177.50    12/16/96    89.8      11.250           333.03
  BS20    10266124824      28,000.00    11/01/96   10/01/11    178.00    12/01/96    79.6      13.750           368.20
  BS20    10266124984      71,600.00    11/04/96   10/04/11    178.09    12/04/96    80.0      13.750           834.22
  BS20    10266125329      38,486.56    09/07/96   08/07/11    176.19    11/07/96    70.0      11.100           369.56
  BS20    10266126306      39,465.00    10/18/96   09/18/11    177.57    12/18/96    80.0      14.550           540.23
  BS20    10266126828      17,489.83    11/10/96   10/10/11    178.29    12/10/96    78.0      11.750           207.22
  BS20    10266126986      11,721.87    11/07/96   10/07/11    178.19    01/07/97    89.9      12.000           141.62
  BS20    10266127035      46,000.00    11/03/96   10/03/11    178.06    12/03/96    49.1      11.990           551.78
  BS20    10266127058      34,939.37    11/03/96   10/03/11    178.06    12/03/96    48.6      10.990           397.59
  BS20    10266127240      17,640.96    10/06/96   09/06/06    117.17    12/06/96    84.9      12.900           264.34
  BS20    10266127486      41,922.29    10/18/96   09/18/11    177.57    12/18/96    80.0      14.250           505.97
  BS20    10266127533     107,000.00    11/02/96   10/02/11    178.03    12/02/96    57.8      12.000         1,100.62
  BS20    10266127659     145,000.00    09/12/96   08/12/11    176.35    12/12/96    71.0      10.990         1,379.78
  BS20    10266127660      21,800.00    11/04/96   10/04/11    178.09    12/04/96    89.9      12.250           228.44
  BS20    10266127717      20,904.32    11/11/96   10/11/11    178.32    01/11/97    83.5      12.350           221.68
  BS20    10266127821      14,776.13    09/21/96   08/21/16    236.65    01/21/97    89.6      11.990           165.06
  BS20    10266127913      46,309.22    11/14/96   10/14/11    178.42    12/14/96    80.0      10.600           427.91
  BS20    10266128164     123,500.00    11/04/96   10/04/26    358.09    12/04/96    48.4      10.450         1,125.09
  BS20    10266128213      12,293.70    11/08/96   10/08/11    178.22    12/08/96    74.8      13.750           161.72
  BS20    10266128557      13,619.40    10/27/96   09/27/11    177.86    12/27/96    26.3      13.350           170.04
  BS20    10266128629     153,000.00    11/09/96   10/09/26    358.26    11/09/96    90.0      11.000         1,457.05
  BS20    10266128742      62,978.55    10/11/96   09/11/11    177.34    12/11/96    74.9      14.200           756.45
  BS20    10266128768     101,150.00    11/03/96   10/03/11    178.06    12/03/96    85.0      12.000         1,040.44
  BS20    10266128981      10,418.00    11/09/96   10/09/11    178.26    12/09/96    77.9      11.000           118.41
  BS20    10266129097     114,500.88    10/13/96   09/13/11    177.40    12/13/96    69.5      12.500         1,224.68
  BS20    10266129124      24,268.95    11/04/96   10/04/11    178.09    12/04/96    90.0      12.250           295.56
  BS20    10266129474      49,974.19    10/23/96   09/23/26    357.73    12/23/96    75.0      10.990           478.16
  BS20    10266129526      47,250.00    11/02/96   10/02/11    178.03    12/02/96    90.0      10.200           421.65
  BS20    10266129783      21,414.57    11/08/96   10/08/11    178.22    12/08/96    84.2      13.250           274.61
  BS20    10266129799      44,879.28    10/23/96   09/23/16    237.73    12/23/96    65.2      10.000           434.26
  BS20    10266129848      75,000.00    11/11/96   10/11/26    358.32    12/11/96    75.0      10.000           658.18
  BS20    10266129905      41,839.86    10/16/96   09/16/11    177.50    12/16/96    70.0      11.350           486.64
  BS20    10266130218      54,400.00    11/15/96   10/15/16    238.45    12/15/96    80.0      12.600           621.90
  BS20    10266130230      91,600.00    11/04/96   10/04/16    238.09    12/04/96    69.3      10.700           926.86
  BS20    10266130236      47,700.00    11/08/96   10/08/26    358.22    11/08/96    90.0      11.350           466.92
  BS20    10266130452      39,811.70    10/27/96   09/27/11    177.86    12/27/96    81.5      10.150           355.47
  BS20    10266130553      14,042.05    11/07/96   10/07/11    178.19    12/07/96    84.9      12.400           172.57
  BS20    10266130595      10,500.00    11/07/96   10/07/11    178.19    12/07/96    88.2      11.350           102.78
  BS20    10266130598      69,042.85    11/11/96   10/11/16    238.32    01/11/97    76.6      11.250           734.48
  BS20    10266130602     117,750.00    11/02/96   10/02/11    178.03    12/02/96    75.0      10.600         1,308.92
  BS20    10266130627      47,878.01    11/10/96   10/10/16    238.29    12/10/96    76.1       9.800           456.87
  BS20    10266130661      20,370.00    11/04/96   10/04/11    178.09    12/04/96    84.9      12.350           215.03
  BS20    10266130703      28,490.91    11/03/96   10/03/11    178.06    12/03/96    90.0      11.600           335.07
  BS20    10266130767      31,000.00    11/15/96   10/15/16    238.45    12/15/96    68.8      11.750           335.95
  BS20    10266130814      49,900.81    11/02/96   10/02/16    238.03    12/02/96    74.6      10.000           482.51
  BS20    10266130863      61,668.78    11/07/96   10/07/06    118.19    12/07/96    89.6      10.990           853.70
  BS20    10266130864      68,981.40    11/04/96   10/04/11    178.09    01/04/97    90.0      11.050           662.58
  BS20    10266130927      67,843.32    11/04/96   10/04/11    178.09    12/04/96    83.9       9.800           722.43
  BS20    10266131003      31,427.81    11/09/96   10/09/11    178.26    12/09/96    79.9      11.200           361.99
  BS20    10266131026      46,079.54    11/09/96   10/09/11    178.26    12/09/96    79.9      13.700           605.98
  BS20    10266131048      25,441.00    11/09/96   10/09/11    178.26    11/09/96    84.5      12.350           268.56
  BS20    10266131075     123,440.21    11/07/96   10/07/11    178.19    12/07/96    85.1      10.990         1,175.19
  BS20    10266131102      32,935.02    11/07/96   10/07/16    238.19    12/07/96    84.7      10.150           321.74
  BS20    10266131126      18,216.99    11/02/96   10/02/06    118.03    12/02/96    84.9       9.650           237.81
  BS20    10266131216      15,500.00    11/04/96   10/04/16    238.09    11/04/96    82.4      12.350           174.47
  BS20    10266131223      14,388.00    11/10/96   10/10/06    118.29    12/10/96    89.8      11.600           203.11

                                                                          Page 2
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                          Principal
                                                                                                                    Zip   Balance at
Sale ID     Account       Name                         Address                           City               State  Code  Origination
------------------------------------------------------------------------------------------------------------------------------------
 BS20    10266131273  RUSSELL DERRICK J            708 15TH STREET                   OGDEN                   UT    84404   11,000.00
 BS20    10266131296  WANLASS RAY WILLIAM          6520 SOUTH 5055 WEST              WEST JORDAN             UT    84084   14,200.00
 BS20    10266131381  BAYRON DESERIE L             6046 NORTH AMERICAN STREET        PHILADELPHIA            PA    19120   37,400.00
 BS20    10266131385  LOVE ROBERT D                RD 3 BOX 544 TODD FARM ROAD       BELLE VERNON            PA    15012   22,000.00
 BS20    10266131419  LHEUREUX RICHARD A           4652 238TH WAY SOUTHEAST          ISSAQUAH                WA    98027   49,957.00
 BS20    10266131462  EVANS DEWEY BROOK            162 18TH AVENUE                   SEATTLE                 WA    98122   15,524.00
 BS20    10266131492  SEIP JONATHAN D              452 MICHTER RD                    NEWMANSTOWN             PA    17073   45,000.00
 BS20    10266131554  LOFTON JOHN                  11109 PRINCE AVENUE               CLEVELAND               OH    44105   46,000.00
 BS20    10266131590  KNIGHTEN WILLIE LEE          1739 HAMILTON ST.                 TOLEDO                  OH    43607   22,400.00
 BS20    10266131624  VARNEY DENISE HELEN          1825 N CROOKED BRANCH DR          LECANTO                 FL    34461   12,000.00
 BS20    10266131639  CARNER LARRY B               185 SW 130TH AVENUE               BEAVERTON               OR    97005   48,000.00
 BS20    10266131649  GOODMAN EMORY J              545 OFFING DRIVE                  FAYETTEVILLE            NC    28314   13,237.00
 BS20    10266131661  CARMICHAEL NICK B            2237 VALLEY CREEK CIRCLE          SNELLVILLE              GA    30278   33,540.00
 BS20    10266131683  LEWIS LORRIE TATON           11603 WEST 28TH AVENUE            LAKEWOOD                CO    80215   32,100.00
 BS20    10266131777  MILLER ROBERT G              816 SOUTH PETERSON WAY            DENVER                  CO    80223   59,500.00
 BS20    10266131779  VILLA ROBERTO                2128 EUCARIZ AVENUE SW            ALBUQUERQUE             NM    87105   55,500.00
 BS20    10266131785  HENNIG EDWARD B              2420 5TH AVENUE                   PUEBLO                  CO    81003   85,500.00
 BS20    10266131786  THORNT AUDREY MARGUERITHE    327 BIRCH COURT                   SILT                    CO    81652   24,500.00
 BS20    10266131809  RANDALL PERCY H              1638 FLINTWOOD DR SE              ATLANTA                 GA    30316   28,670.00
 BS20    10266131816  LAUGHINGHOUSE JOHN W         410 FAIRVIEW STREET               CLINTON                 NC    28328   45,500.00
 BS20    10266131825  TUPEK DANIEL L               2014 CRANBERRY STREET             ERIE                    PA    15062   52,000.00
 BS20    10266131828  AMOS D CHRISTOPHER           14581 JOSEPHINE STREET            IRWIN                   PA    15642  147,900.00
 BS20    10266131841  BUCCI CAROL                  1720 HOOD LANE                    MAPLE GLEN              PA    19002   40,000.00
 BS20    10266131882  HUTCHISON NANCY ELLIS        319 SPRINGHILL AVE                WILMINGTON              DE    19809  135,000.00
 BS20    10266131915  GRAY DEBORAH M               552 RYAN GULCH ROAD               SILVERTHORNE            CO    80498   15,746.00
 BS20    10266131917  BLANC JACK A JR              11 CORNELL CIRCLE                 PUEBLO                  CO    81005   22,868.00
 BS20    10266131919  TOWNES MICHAEL W             19961 E TUFTS DRIVE               AURORA                  CO    80014  153,000.00
 BS20    10266131952  SCOLARO MARLENE F            10S144 SPRINGBROOK                NAPERVILLE              IL    60565   30,000.00
 BS20    10266132002  HAAG RONALD E                163 E KERCHER AVENUE              LEBANON                 PA    17042   37,580.00
 BS20    10266132017  ODONNELL CAROLINE S          904 CHESTER AVE                   PITTSBURGH              PA    15202   58,400.00
 BS20    10266132105  CARR TOMMY L                 7715 S WOLCOTT AVE                CHICAGO                 IL    60620   57,600.00
 BS20    10266132173  CHAFIN ROBERT LEE            7836 LOTUS DRIVE                  PORT RICHEY             FL    34668   62,475.00
 BS20    10266132210  PATTERSON ALTON H            5610 SOUTH THOMPSON AVENUE        TACOMA                  WA    98408   80,000.00
 BS20    10266132229  LOCOCO JOSEPH                10618 SOUTH TROY STREET           CHICAGO                 IL    60655   73,000.00
 BS20    10266132231  HERRERA DONNA D              6133 WEST 64TH STREET             CHICAGO                 IL    60638   25,000.00
 BS20    10266132254  YARYAN PHILIP                1519 N GALE                       INDIANAPOLIS            IN    46201   50,000.00
 BS20    10266132274  VAN HORN DAVID               5015 W SOFT WIND DRIVE            GLENDALE                AZ    85310   16,550.00
 BS20    10266132301  BOWER GEORGE F               1414 TESLA DRIVE                  COLORADO SPRINGS        CO    80909   17,600.00
 BS20    10266132341  CLARK JOHN R                 480 EAST CLARK STREET             GRANTSVILLE             UT    84029   17,000.00
 BS20    10266132343  TARRANT JEFFREY N            4594 WEST 6015 SOUTH              SALT LAKE CITY          UT    84118   34,113.00
 BS20    10266132617  BROOM REGINALD H             5521 SOUTH LAFAYETTE AVENUE       CHICAGO                 IL    60621   42,000.00
 BS20    10266132628  CLARK MARY L                 3210 DEARBORN                     FLINT                   MI    48507   30,100.00
 BS20    10266132695  STIFFLER SUSAN L             6456 SOUTH IVY COURT              ENGLEWOOD               CO    80111   29,862.00
 BS20    10266132725  ROBERTS PATRICK ALAN         8310 65TH STREET NORTH            PINELLAS PARK           FL    34665   11,300.00
 BS20    10266132763  SIME DAVID                   17 BAILEY DRIVE                   WASHINGTON CROSSING     PA    18977  100,000.00
 BS20    10266132851  TURNWALL ORRIN KELLY         32891 GOLDEN GATE CANYON ROAD     GOLDEN                  CO    80403  114,314.00
 BS20    10266132856  MARTINEZ JEROME A            8115 SCHOONER COURT               COLORADO SPRINGS        CO    80920   20,026.00
 BS20    10266132914  EDMONDSON SAMUEL             4279 COCOANUT ROAD                LAKE WORTH              FL    33461   85,000.00
 BS20    10266133064  SERRANO ROBERTO              4250 NORTH MARINE DRIVE           CHICAGO                 IL    60613   37,000.00
 BS20    10266133065  ZAMORA LUIS E                3032  W PERSHING ROAD             CHICAGO                 IL    60632   66,000.00
 BS20    10266133066  OLMEDA KATHLEEN M            218 WAVERLY STREET                BEREA                   OH    44017   68,000.00
 BS20    10266133093  GARAGHTY DIANA L             3564 BALTIC AVENUE                EAGAN                   MN    55122   34,100.00
 BS20    10266133112  WILSON ROBERT                3901 ROOKWOOD                     INDIANAPOLIS            IN    46208   42,500.00
 BS20    10266133152  DIPIAZZA NINA JONES          18448 BLANCHE AVE                 PORT CHARLOTTE          FL    33948   95,000.00
 BS20    10266133175  HARDY RENEE                  289 WEST 9TH STREET               OGDEN                   UT    84404   29,552.00
 BS20    10266133204  SCHEIDT BOBBY L              12671 115TH ST N                  LARGO                   FL    33778   17,000.00
 BS20    10266133206  MILLS HERMAN DEVON           10098 BAHAMA CT                   SEMINOLE                FL    33776   21,144.00
 BS20    10266133211  BARNES KARLA A               1246 EAST PHILLIPS PLACE          LITTLETON               CO    80122   28,715.00
 BS20    10266134094  CLAPPER RICHARD E            1036 CONSIDINE AVE.               CINCINNATI              OH    45205   50,400.00
 BS20    10266134095  GLASS ALLEN D                817-819 E. IOWA ST.               INDIANAPOLIS            IN    46217   45,500.00
 BS20    10266134135  BYERS DOUG D                 2787 EAST 1600 SOUTH              SPANISH FORK            UT    84660   30,759.00
 BS20    10266134220  WILLEY HERBERT F SR          3326 BERRY HILL RD                CHARLESTON              SC    29455   48,000.00

                        Cut-off Date     First                                     Original    Current      Scheduled
                          Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account        Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
-----------------------------------------------------------------------------------------------------------------------
 BS20    10266131273     11,000.00     10/27/96   09/27/11    177.86    11/27/96    70.9      15.590           158.42
 BS20    10266131296     14,097.40     11/01/96   10/01/11    178.00    12/01/96    65.2      14.500           193.90
 BS20    10266131381     37,134.77     11/08/96   10/08/11    178.22    01/08/97    85.0       9.850           324.07
 BS20    10266131385     22,000.00     11/11/96   10/11/11    178.32    12/11/96    76.0      10.900           248.67
 BS20    10266131419     49,753.35     11/02/96   10/02/11    178.03    12/02/96    90.0      11.950           511.94
 BS20    10266131462     15,514.41     11/10/96   10/10/11    178.29    12/10/96    79.6      12.750           193.87
 BS20    10266131492     44,862.56     10/26/96   09/26/11    177.83    12/26/96    62.5      10.500           411.63
 BS20    10266131554     45,887.36     11/08/96   10/08/11    178.22    12/08/96    74.7      10.400           505.64
 BS20    10266131590     22,232.24     11/11/96   10/11/11    178.32    12/11/96    80.0       8.990           227.06
 BS20    10266131624     11,982.22     11/16/96   10/16/11    178.49    12/16/96    70.9      10.850           135.26
 BS20    10266131639     48,000.00     11/16/96   10/16/16    238.49    12/16/96    86.1      11.950           526.85
 BS20    10266131649     13,237.00     11/10/96   10/10/11    178.29    12/10/96    90.0      11.600           155.48
 BS20    10266131661     33,469.29     11/15/96   10/15/16    238.45    12/15/96    85.0      12.700           385.80
 BS20    10266131683     32,100.00     11/11/96   10/11/11    178.32    12/11/96    84.9      12.750           348.83
 BS20    10266131777     59,500.00     11/02/96   10/02/11    178.03    12/02/96    75.7      10.600           548.72
 BS20    10266131779     55,216.50     10/27/96   09/27/11    177.86    12/27/96    66.0       9.950           594.71
 BS20    10266131785     85,381.51     11/11/96   10/11/26    358.32    12/11/96    90.0      10.850           804.56
 BS20    10266131786     24,495.61     11/04/96   10/04/16    238.09    12/04/96    73.6      10.750           248.73
 BS20    10266131809     28,182.64     11/09/96   10/09/16    238.26    02/09/97    88.9      11.150           298.86
 BS20    10266131816     45,377.09     11/10/96   10/10/06    118.29    12/10/96    59.0       9.200           581.31
 BS20    10266131825     52,000.00     11/04/96   10/04/26    358.09    11/04/96    80.0      11.650           520.91
 BS20    10266131828    147,900.00     11/09/96   10/09/26    358.26    12/09/96    85.0      12.200         1,544.13
 BS20    10266131841     39,808.00     11/03/96   10/03/11    178.06    01/03/97    83.1      12.500           493.01
 BS20    10266131882    135,000.00     10/23/96   09/23/11    177.73    11/23/96    90.0      11.050         1,290.74
 BS20    10266131915     15,719.86     11/04/96   10/04/11    178.09    12/04/96    83.5      12.750           196.64
 BS20    10266131917     22,868.00     11/09/96   10/09/11    178.26    12/09/96    87.0      11.350           264.96
 BS20    10266131919    153,000.00     11/02/96   10/02/26    358.03    12/02/96    85.0      12.250         1,603.28
 BS20    10266131952     29,945.83     11/11/96   10/11/16    238.32    12/11/96    63.8       9.650           282.58
 BS20    10266132002     37,580.00     11/11/96   10/11/11    178.32    12/11/96    80.9      13.490           487.66
 BS20    10266132017     57,433.95     11/08/96   10/08/11    178.22    01/08/97    80.0      10.700           652.81
 BS20    10266132105     57,528.00     11/07/96   10/07/16    238.19    12/07/96    80.0      10.400           571.20
 BS20    10266132173     62,475.00     11/02/96   10/02/26    358.03    12/02/96    85.0      11.900           637.82
 BS20    10266132210     80,000.00     11/09/96   10/09/11    178.26    12/09/96    75.4      14.750           995.59
 BS20    10266132229     72,971.61     11/02/96   10/02/11    178.03    12/02/96    79.3      10.600           673.22
 BS20    10266132231     24,987.62     11/08/96   10/08/16    238.22    12/08/96    39.4      14.500           320.00
 BS20    10266132254     49,981.58     11/02/96   10/02/26    358.03    12/02/96    75.4      10.850           470.50
 BS20    10266132274     16,550.00     11/02/96   10/02/11    178.03    12/02/96    89.7      11.950           198.10
 BS20    10266132301     17,600.00     11/15/96   10/15/11    178.45    12/15/96    84.8      12.350           215.21
 BS20    10266132341     16,980.65     10/18/96   09/18/11    177.57    12/18/96    84.7      12.350           207.87
 BS20    10266132343     34,053.52     10/06/96   09/06/11    177.17    12/06/96    90.0      13.150           434.98
 BS20    10266132617     41,766.49     11/02/96   10/02/11    178.03    01/02/97    75.0      10.200           456.49
 BS20    10266132628     30,100.00     11/11/96   10/11/26    358.32    12/11/96    83.6      11.450           296.93
 BS20    10266132695     29,838.68     11/09/96   10/09/11    178.26    12/09/96    83.0      11.100           286.64
 BS20    10266132725     11,278.57     11/07/96   10/07/11    178.19    12/07/96    89.9      11.600           132.72
 BS20    10266132763     99,646.78     11/09/96   10/09/11    178.26    12/09/96    77.0      11.000         1,136.60
 BS20    10266132851    114,314.00     11/02/96   10/02/11    178.03    12/02/96    80.0      11.250         1,110.29
 BS20    10266132856     19,957.34     11/15/96   10/15/16    238.45    12/15/96    75.0      11.500           213.56
 BS20    10266132914     84,874.80     10/16/96   09/16/11    177.50    12/16/96    85.0      12.950           936.95
 BS20    10266133064     36,833.20     11/14/96   10/14/16    238.42    12/14/96    40.2       9.400           342.48
 BS20    10266133065     66,000.00     11/01/96   10/01/11    178.00    12/01/96    75.0      13.000           730.09
 BS20    10266133066     67,936.77     11/14/96   10/14/16    238.42    12/14/96    85.0       9.800           647.23
 BS20    10266133093     34,100.00     11/14/96   10/14/16    238.42    12/14/96    85.0      12.750           393.45
 BS20    10266133112     42,487.43     11/03/96   10/03/11    178.06    12/03/96    80.1      11.850           432.26
 BS20    10266133152     95,000.00     11/11/96   10/11/11    178.32    11/11/96    63.3      12.000           977.18
 BS20    10266133175     29,449.02     10/25/96   09/25/11    177.80    12/25/96    88.8      12.450           363.27
 BS20    10266133204     17,000.00     11/04/96   10/04/11    178.09    12/04/96    84.4      12.400           180.12
 BS20    10266133206     21,081.10     11/09/96   10/09/11    178.26    12/09/96    79.8      10.690           236.22
 BS20    10266133211     28,715.00     11/15/96   10/15/11    178.45    12/15/96    82.3      12.750           312.04
 BS20    10266134094     50,400.00     11/09/96   10/09/26    358.26    12/09/96    90.0      10.850           474.27
 BS20    10266134095     45,378.57     11/09/96   10/09/11    178.26    12/09/96    70.0      10.750           510.03
 BS20    10266134135     30,759.00     11/15/96   10/15/11    178.45    12/15/96    89.8      11.950           315.21
 BS20    10266134220     47,947.96     11/10/96   10/10/11    178.29    12/10/96    76.8      11.700           482.68

                                                                          Page 3
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                         Principal
                                                                                                                  Zip    Balance at
Sale ID     Account       Name                         Address                           City             State  Code   Origination
------------------------------------------------------------------------------------------------------------------------------------
 BS20    10266134359  COOK ERIC                    16243 EAST PRINCETON CIRCLE       AURORA                CO    80013    114,750.00
 BS20    10266134508  SETTLE JOANN                 1221 W.172ND STREET               EAST HAZEL CREST      IL    60429     27,900.00
 BS20    10266134520  HURT TERRY EUGENE            9834 S 550 WEST                   COLUMBUS              IN    47201     23,000.00
 BS20    10266134595  CAMERON PAUL                 4290 NW32 TERRACE                 LAUDERDALE LAKES      FL    33309     17,000.00
 BS20    10266135023  RUBIE DAVID ALAN             5925 E FRIESS DRIVE               SCOTTSDALE            AZ    85254    106,250.00
 BS20    10266135031  HUFF CONRAD J                647 NORTH 1120 EAST               SPANISH FORK          UT    84660     17,628.00
        -------------------------------------------                                                                     -----------
              130     Sale Total                                                                                        6,434,754.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
-----------------------------------------------------------------------------------------------------------------------
  BS20   10266134359     114,750.00   11/10/96    10/10/11   178.29    12/10/96     85.0      12.250        1,202.46
  BS20   10266134508      27,685.40   11/11/96    10/11/11   178.32    01/11/97     61.5      10.900          315.36
  BS20   10266134520      22,983.28   11/11/96    10/11/11   178.32    12/11/96     75.0      12.350          281.24
  BS20   10266134595      16,984.57   10/11/96    09/11/11   177.34    12/11/96     79.1      12.750          212.30
  BS20   10266135023     106,134.81   11/10/96    10/10/26   358.29    12/10/96     85.0      12.250        1,113.39
  BS20   10266135031      17,628.00   11/04/96    10/04/11   178.09    12/04/96     85.0      13.350          227.11
                       ------------                        --------              -----------------------------------
                       6,422,941.68                          224.77                 76.6      11.540       68,069.18



                                                                          Page 4
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB


                                                                                                                         Principal
                                                                                                                  Zip    Balance at
Sale ID     Account       Name                         Address                           City             State  Code   Origination
------------------------------------------------------------------------------------------------------------------------------------
 BS23    10266122387  SAUERS LORRAINE M            200 3RD STREET                    WEATHERLY               PA    18255   33,000.00
 BS23    10266123083  FORLEITER STEVEN             28 BUTTONWOOD DRIVE               MARLBORO                NJ    07746   29,100.00
 BS23    10266123558  PEAK BRUCE F JR              1341 1ST STREET                   MENOMINEE               MI    49858   25,600.00
 BS23    10266124135  DOUROS MARGARITA S           316 SHADELAND AVENUE              DREXEL HILL             PA    19026   67,750.00
 BS23    10266125376  REID NEWTON GRANVILLE JR     1579 UNION STREET                 BROOKLYN                NY    11213  150,000.00
 BS23    10266126491  CANTY IRENE NADEAN           7405 MONITA ROAD                  BALTIMORE               MD    21208   11,000.00
 BS23    10266127085  STIFFLER DONALD R            1620 GRANITE DRIVE                RENO                    NV    89509   83,250.00
 BS23    10266127128  HARRIS DEBORAH A             1127 E 22ND STREET                WILMINGTON              DE    19802   55,200.00
 BS23    10266127684  SPOHN RICK T                 9232 SOUTH GRANADA HILLS DRIV     WEST JORDAN             UT    84088   23,220.00
 BS23    10266127966  TULIO JOSEPH                 5 LIBERTY PLACE                   DOYLESTOWN              PA    18901   68,800.00
 BS23    10266128271  BARBAGALLO GARY              160-46 25TH AVENUE                WHITESTONE              NY    11357   53,000.00
 BS23    10266128323  ROBERTS RICHARD K            4502 WEST BLOOMFIELD ROAD         GLENDALE                AZ    85304   20,000.00
 BS23    10266128967  GIBSON HAROLD L              950/952 SECOND STREET             WILLIAMSPORT            PA    17701   40,500.00
 BS23    10266129024  DMITRIEVA ANDREI             168 HICKORY ROAD                  JACKSON                 NJ    08527   30,000.00
 BS23    10266129199  SMITH DOUGLAS ALLEN          20 WEST LESTER AVENUE 28B         MURRAY                  UT    84107   48,000.00
 BS23    10266129298  LEVINE HARVEY                3367 SEAWANE DRIVE                MERRICK                 NY    11566   96,850.00
 BS23    10266129459  HALL EMMET W                 1122 NEWMAN                       INDIANAPOLIS            IN    46204   29,400.00
 BS23    10266129531  MENDEZ JOHN A                365 PINE GROVE RD                 NOTTINGHAM              PA    19362   40,000.00
 BS23    10266129558  MCQUESTEN DEBORAH L          950 SOUTH 18TH STREET             COLUMBUS                OH    43206   16,000.00
 BS23    10266129863  CHRISMON RODNEY SAMUEL       5750 CHRISMON ROAD                BROWN SUMMIT            NC    27214   81,000.00
 BS23    10266130150  CASH DAVID C                 712 SOUTH WISTERIA                MELBOURNE               FL    32901   24,050.00
 BS23    10266130296  TULLI REGIS C                4277 UPVIEW TERRACE               PITTSBURGH              PA    15201   20,500.00
 BS23    10266130348  PHILLIPS BOBBY L             7219 E TROY                       INDIANAPOLIS            IN    46239   22,900.00
 BS23    10266130697  SLOAN III SEBERN JOSEPH      1077 S PALOMINO CREEK DRIVE       GILBERT                 AZ    85296   32,500.00
 BS23    10266130746  ADCOX DANIEL W               415 EAST ORMAN AVENUE             PUEBLO                  CO    81004   18,230.00
 BS23    10266130867  OBINQUE JULIO JR             8121 LEGER DRIVE                  LAS VEGAS               NV    89128   25,817.00
 BS23    10266130931  HARVEY DAVID J               5300 B ROUTE 34                   OSWEGO                  IL    60543   58,500.00
 BS23    10266131041  KRAUDY KENNETH WILLIAM       11109 SOUTH PRESCOTT PARK CIR     SANDY                   UT    84092   77,000.00
 BS23    10266131050  RICH DENNIS M JR             1551 SCRIVEN AVENUE               NORTH BELLMORE          NY    11710   78,500.00
 BS23    10266131059  ABAY EDELGARD E              633-635 COLFAX PLACE              AKRON                   OH    44302   25,000.00
 BS23    10266131226  WRAY JACQUELINE              6609 DRIFTWOOD DRIVE              HUDSON                  FL    34667   25,250.00
 BS23    10266131325  FUNKE DEITER R               2117 KENSINGTON DRIVE             SCHAUMBURG              IL    60194   36,000.00
 BS23    10266131363  WALTON LAURA KATHRYN         8350 WREN ROAD                    FORT MYERS              FL    33912   11,000.00
 BS23    10266131448  SCIACCA VINCENT MARIO        117 S RICHMOND AVENUE             LEHIGH ACRES            FL    33936   30,800.00
 BS23    10266131566  WEBB JANICE                  5408 S. ABERDEEN                  CHICAGO                 IL    60609   63,700.00
 BS23    10266131618  TURKO JODI L                 1251 BALATA STREET                EASTON                  PA    18042   73,100.00
 BS23    10266131697  METTS CLEO                   1928 LAWN AVENUE                  CINCINNATI              OH    45237   29,100.00
 BS23    10266131791  CARTER EARL R                9845 LIBERTY GROVE DRIVE          PEYTON                  CO    80831  105,000.00
 BS23    10266131792  COLEMAN DANIEL T             247 SOUTH PIONEER STREET          MIDVALE                 UT    84047   38,000.00
 BS23    10266131945  SAMMONS ROBERT L             10746 S. LANGLEY                  CHICAGO                 IL    60628   20,000.00
 BS23    10266131962  SHOOLTZ GARY D               11829 PRAIRIE AVENUE              HEBRON                  IL    60034   20,950.00
 BS23    10266132013  PERRIN BARRY                 52 OREGON STREET                  WILKES-BARRE            PA    18701   76,500.00
 BS23    10266132089  BALDINO CLAUDE J             416 RITTENHOUSE CIRCLE            HAVERTOWN               PA    19083   22,300.00
 BS23    10266132124  HOWARD DALE E                5330 LAKE GROVE                   WHITE LAKE              MI    48383   56,900.00
 BS23    10266132189  GEWORKIAN MARGARET T         148 N CAROL BLVD                  UPPER DARBY             PA    19082   18,500.00
 BS23    10266132349  BANKS DONALD P               5038 BRADLEY CIRCLE               SECURITY                CO    80911   68,040.00
 BS23    10266132607  COMBS LUTHER                 3039 NORTH LEAVITT                CHICAGO                 IL    60618   34,000.00
 BS23    10266132709  FORREST DIANE M              5032 SUN-SUITE TRAIL              COLORADO SPRINGS        CO    80917   36,000.00
 BS23    10266132713  HUGHES NORMAN R              3075 48TH AVE NE                  SALEM                   OR    97305   43,500.00
 BS23    10266132714  CARRINGTON T MICHAEL         6942 SOUTH NIAGARA COURT          ENGLEWOOD               CO    80112   45,000.00
 BS23    10266132766  MIDDLETON LILLIE M           1140 JEFFREY LANE                 CHARLESTON              SC    29412   47,600.00
 BS23    10266132818  FORDON DANIEL M              18545 DUNDEE AVE                  HOMEWOOD                IL    60430   78,000.00
 BS23    10266132832  OLSON JOHN L                 7826 AIRPORT ROAD                 MIDDLETON               WI    53562  106,400.00
 BS23    10266132993  GOLDY DON R                  736 EAST CORNER RIDGE DRIVE       DRAPER                  UT    84020  109,550.00
 BS23    10266133094  BAKER BRIAN T                18484 HEYDEN                      DETROIT                 MI    48219   21,400.00
 BS23    10266133134  HUNTER RC JR                 607 DOROTHY DRIVE                 CHARLOTTE               NC    28203   23,000.00
 BS23    10266133146  CAMPBELL JANA LYNN           2311 W MARQUETTE ST               TAMPA                   FL    33604   55,000.00
 BS23    10266133158  RODRICK CHARLES E            181 16TH ST NE                    NAPLES                  FL    33964   40,300.00
 BS23    10266133194  SELVITELLA BETTY R           8433 PINEWOOD AVENUE              BROOKSVILLE             FL    34613   63,000.00
 BS23    10266134077  BODNAR MARY LYNN             15701 BENNETT ROAD                NORTH ROYALTON          OH    44133   21,000.00
 BS23    10266134357  BROADHEAD DON H              6276 WEST CLEAR VISTA DRIVE       SALT LAKE CITY          UT    84118   24,297.00
 BS23    10266134549  DOCKINS PEGGY D              1970 HOLIDAY STREET               CHARLESTON              SC    29414   50,352.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
-----------------------------------------------------------------------------------------------------------------------
 BS23    10266122387      32,924.91    08/19/96   07/19/16    235.56    12/19/96    70.2      11.150           344.00
 BS23    10266123083      29,040.94    09/28/96   08/28/16    236.88    12/28/96    81.6      12.250           325.50
 BS23    10266123558      25,529.11    11/14/96   10/14/11    178.42    12/14/96    80.0      10.200           278.24
 BS23    10266124135      67,628.13    09/19/96   08/19/16    236.58    12/19/96    84.9      12.900           788.92
 BS23    10266125376     149,659.86    10/24/96   09/24/11    177.76    12/24/96    64.3      10.750         1,400.22
 BS23    10266126491      10,973.77    11/09/96   10/09/11    178.26    12/09/96    84.8      12.740           137.30
 BS23    10266127085      83,250.00    10/04/96   09/04/11    177.11    12/04/96    84.4      13.300           940.47
 BS23    10266127128      55,179.71    10/17/96   09/17/26    357.53    12/17/96    80.0      13.300           623.59
 BS23    10266127684      23,169.22    10/17/96   09/17/11    177.53    12/17/96    90.0      12.750           252.33
 BS23    10266127966      68,504.19    09/23/96   08/23/26    356.71    11/23/96    80.0      10.990           654.68
 BS23    10266128271      52,864.53    10/13/96   09/13/11    177.40    12/13/96    79.0      10.990           602.06
 BS23    10266128323      19,954.02    10/25/96   09/25/11    177.80    12/25/96    79.3      14.500           273.10
 BS23    10266128967      40,467.98    11/07/96   10/07/26    358.19    12/07/96    90.0      10.900           382.63
 BS23    10266129024      29,888.65    11/16/96   10/16/11    178.49    12/16/96    20.0      11.990           308.35
 BS23    10266129199      48,000.00    11/17/96   10/17/11    178.52    12/17/96    69.5       9.600           407.12
 BS23    10266129298      96,250.81    11/16/96   10/16/11    178.49    01/16/97    85.8      13.250         1,090.31
 BS23    10266129459      29,400.00    11/11/96   10/11/11    178.32    12/11/96    70.0      11.250           338.79
 BS23    10266129531      39,888.03    10/01/96   09/01/11    177.00    01/01/97    37.0      11.250           388.50
 BS23    10266129558      16,000.00    11/18/96   10/18/11    178.55    11/18/96    31.3      14.250           215.77
 BS23    10266129863      80,887.80    11/07/96   10/07/11    178.19    12/07/96    90.0       9.500           845.82
 BS23    10266130150      24,016.39    11/16/96   10/16/26    358.49    12/16/96    65.0      11.550           239.08
 BS23    10266130296      20,500.00    11/15/96   10/15/11    178.45    11/15/96    87.8      11.600           240.78
 BS23    10266130348      22,900.00    10/23/96   09/23/26    357.73    12/23/96    89.9      11.950           234.67
 BS23    10266130697      32,373.24    10/25/96   09/25/16    237.80    12/25/96    83.6      12.700           373.84
 BS23    10266130746      18,175.44    11/16/96   10/16/11    178.49    12/16/96    80.0      13.990           215.86
 BS23    10266130867      25,817.00    11/01/96   10/01/11    178.00    12/01/96    90.0      11.950           309.02
 BS23    10266130931      58,494.43    11/14/96   10/14/16    238.42    12/14/96    73.8       9.900           560.67
 BS23    10266131041      76,719.20    10/24/96   09/24/11    177.76    12/24/96    89.9      13.100           857.80
 BS23    10266131050      78,102.38    11/07/96   10/07/06    118.19    12/07/96    42.4       8.875           989.10
 BS23    10266131059      24,538.58    11/17/96   10/17/11    178.52    01/17/97    34.0      10.600           277.90
 BS23    10266131226      25,228.03    11/15/96   10/15/16    238.45    12/15/96    84.8      11.700           272.76
 BS23    10266131325      35,948.27    11/14/96   10/14/16    238.42    12/14/96    84.8      12.500           409.01
 BS23    10266131363      10,960.88    11/16/96   10/16/11    178.49    12/16/96    68.1      11.150           126.06
 BS23    10266131448      30,759.09    11/17/96   10/17/11    178.52    12/17/96    84.8      12.700           383.63
 BS23    10266131566      63,700.00    11/14/96   10/14/11    178.42    11/14/96    74.9      12.000           655.23
 BS23    10266131618      73,073.42    10/18/96   09/18/26    357.57    12/18/96    85.0      10.990           695.60
 BS23    10266131697      29,054.93    11/16/96   10/16/16    238.49    12/16/96    84.7      10.300           286.63
 BS23    10266131791     105,000.00    11/15/96   10/15/11    178.45    12/15/96    60.0      10.500           960.48
 BS23    10266131792      38,000.00    11/18/96   10/18/16    238.55    12/18/96    84.9      12.750           438.45
 BS23    10266131945      20,000.00    11/14/96   10/14/11    178.42    12/14/96    32.2      12.750           249.77
 BS23    10266131962      20,950.00    10/01/96   09/01/11    177.00    12/01/96    79.9      13.500           272.00
 BS23    10266132013      76,500.00    11/01/96   10/01/26    358.00    12/01/96    90.0      10.800           716.99
 BS23    10266132089      21,978.24    11/09/96   10/09/11    178.26    01/09/97    75.9      12.500           274.85
 BS23    10266132124      56,900.00    11/14/96   10/14/11    178.42    12/14/96    74.3      12.000           585.28
 BS23    10266132189      18,500.00    11/18/96   10/18/11    178.55    12/18/96    37.1      12.000           222.03
 BS23    10266132349      67,928.44    11/18/96   10/18/11    178.55    12/18/96    90.0      11.350           788.36
 BS23    10266132607      33,966.02    11/18/96   10/18/16    238.55    12/18/96    76.9      10.900           348.63
 BS23    10266132709      35,971.39    11/18/96   10/18/16    238.55    12/18/96    63.6      10.450           358.21
 BS23    10266132713      43,415.58    11/15/96   10/15/11    178.45    12/15/96    88.0      11.400           505.40
 BS23    10266132714      45,000.00    11/17/96   10/17/11    178.52    12/17/96    90.0      11.350           440.49
 BS23    10266132766      47,600.00    11/08/96   10/08/26    358.22    11/08/96    80.0       9.550           401.98
 BS23    10266132818      78,000.00    11/14/96   10/14/16    238.42    11/14/96    79.9      13.750           955.82
 BS23    10266132832     106,397.59    11/07/96   10/07/26    358.19    12/07/96    80.0      13.000         1,177.00
 BS23    10266132993     109,176.58    10/24/96   09/24/11    177.76    12/24/96    75.0      11.100         1,252.03
 BS23    10266133094      21,386.66    11/15/96   10/15/11    178.45    12/15/96    64.8      10.000           187.80
 BS23    10266133134      22,911.37    11/17/96   10/17/11    178.52    12/17/96    27.8      10.650           256.38
 BS23    10266133146      55,000.00    11/15/96   10/15/11    178.45    11/15/96    68.7       9.800           474.56
 BS23    10266133158      40,172.07    11/16/96   10/16/11    178.49    12/16/96    84.9      12.700           436.37
 BS23    10266133194      63,000.00    11/17/96   10/17/11    178.52    11/17/96    70.0      11.750           635.93
 BS23    10266134077      20,952.87    11/18/96   10/18/11    178.55    12/18/96    56.0      10.050           226.31
 BS23    10266134357      24,297.00    10/27/96   09/27/11    177.86    11/27/96    68.1      11.100           277.69
 BS23    10266134549      50,330.91    11/16/96   10/16/11    178.49    12/16/96    84.9      12.200           525.69

                                                                          Page 5
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
 BS23    10266134587  MORTIMORE STEVEN M           5466 WEST PEGGY LANE            WEST VALLEY CITY        UT    84120     14,000.00
 BS23    10266134591  GRIFFITH RONALD R            10699 157TH STREET N            JUPITER                 FL    33478     25,000.00
 BS23    10266134729  CAMERON TED                  843 NORTH 250 WEST              PROVO                   UT    84604     38,500.00
 BS23    10266135082  ASHLEY DOROTHY R             317 N. ARSENAL AVE              INDIANAPOLIS            IN    46201     61,200.00
 BS23    10266135300  ATWOOD MARK E                955 EAST 75 NORTH               BOUNTIFUL               UT    84010     39,550.00
 BS23    10266135695  SAXTON CLARENCE              3954 WEST MARLIS CIRCLE         SALT LAKE CITY          UT    84118     32,244.00
        -------------------------------------------                                                                     ------------
               68     Sale Total                                                                                        3,088,700.00
              198     Total with Banco Santander                                                                        9,523,454.00


                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
 BS23    10266134587      14,000.00    11/01/96   10/01/11    178.00    12/01/96    78.0      15.350           199.31
 BS23    10266134591      25,000.00    11/09/96   10/09/11    178.26    12/09/96    83.0      12.200           303.27
 BS23    10266134729      38,439.44    11/02/96   10/02/11    178.03    12/02/96    75.0      13.200           492.20
 BS23    10266135082      61,200.00    11/15/96   10/15/26    358.45    11/15/96    85.0      10.850           575.90
 BS23    10266135300      39,550.00    11/08/96   10/08/11    178.22    12/08/96    84.8      13.350           448.35
 BS23    10266135695      32,244.00    11/11/96   10/11/11    178.32    12/11/96    79.8      15.350           459.04
                       ------------                         --------              -----------------------------------
                       3,083,591.10                           219.81                75.6      11.652        33,171.91
                       9,506,532.78                           223.16                76.3      11.576       101,241.09

                                                                          Page 6
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
 ML675   10266117050  DAVIS MICHAEL                5301 BEECHWOOD FOREST DRIVE     LITHONIA                GA    30038   37,000.00
 ML675   10266124193  TSE KAI SHING                58-15 FRANCIS LEWIS BLVD        BAYSIDE                 NY    11361  174,400.00
 ML675   10266124584  COLLINS SUSAN J              30836 N 41ST PLACE              PHOENIX                 AZ    85331  124,600.00
 ML675   10266124623  HEWETT JONATHAN K            9895 NORTH CANYON ROAD          PLEASANT GROVE          UT    84062   50,280.00
 ML675   10266124730  EVANS MICHAEL C              4107 ROCKFIELD AVENUE           BALTIMORE               MD    21215   13,100.00
 ML675   10266125006  CURRIE HENRY O               8801 BOREAL WAY                 ELK GROVE               CA    95758  160,000.00
 ML675   10266125015  CHAZAN MICHAEL               3901 EAST PARADISE DRIVE        PHOENIX                 AZ    85028   23,500.00
 ML675   10266125045  REBESCHI LAURIE J            3014 RIDGE ROAD                 NORTH HAVEN             CT    06473  385,000.00
 ML675   10266125545  SELA NEBI                    6 LENZIE STREET                 STATEN ISLAND           NY    10312  210,000.00
 ML675   10266127545  GARRETT FRANK L              57 EAST 1380 NORTH              AMERICAN FORK           UT    84003   48,375.00
 ML675   10266127834  EUBANKS LLOYD B              5810 W. VERDE WAY               LAS VEGAS               NV    89130   34,000.00
 ML675   10266127929  BLATNICK DIANA               3834 SOUTH 4000 WEST            WEST VALLEY CITY        UT    84120   29,725.00
 ML675   10266128958  ERIE DEBORAH E               403 STONEMAN STREET             BETHLEHEM               PA    18015   56,000.00
 ML675   10266129037  ADAIR MICHAEL S              21818 80TH AVENUE WEST          EDMONDS                 WA    98020   27,800.00
 ML675   10266129113  TJOLAND LOREN DEAN           3026 WEST 4425 SOUTH            ROY                     UT    84067   20,509.00
 ML675   10266129259  EVANS JOYCE A                4997 BATE STREET NW             NEWTON FALLS            OH    44444   45,000.00
 ML675   10266129353  SNARR PHILIP A               940 LEE AVENUE                  GUSTINE                 CA    95322  106,250.00
 ML675   10266129684  SHARPE DARRYL C              10715 7TH AVENUE SE             EVERETT                 WA    98208   34,680.00
 ML675   10266129883  KIDWELL PAUL W               1060 SW UPLAND DRIVE            DUNDEE                  OR    97115   30,000.00
 ML675   10266129917  NEGRON MARIA D               1311 WOODGLEN STREET NE         OLYMPIA                 WA    98516   23,798.00
 ML675   10266129928  PULLMAN JOHN C               1074 NORTH 125 WEST             SUNSET                  UT    84015   15,000.00
 ML675   10266130012  BALLESTEROS ROBERT R         340 WATSON RD                   DELTA                   PA    17314   22,300.00
 ML675   10266130128  COLATRELLA LYNDA M           53 DORSET COURT                 MARLTON                 NJ    08053   83,300.00
 ML675   10266130231  SHEPTOW DAVID BRIAN          2917 SW 37TH COURT              REDMOND                 OR    97756   19,846.00
 ML675   10266130259  FORD JOSEPH A                17456 NORTH 63RD AVENUE         GLENDALE                AZ    85308   22,590.00
 ML675   10266130271  LING LEONG S                 914 MADISON STREET              EUGENE                  OR    97405   36,000.00
 ML675   10266130274  COLE GREGORY W               5909 W POCATELLO CREEK RD       POCATELLO               ID    83201   24,350.00
 ML675   10266130283  CROSS BRENDA A               801 EAST 900 NORTH              LAYTON                  UT    84041   15,000.00
 ML675   10266130306  SMITH HILDA H                295 HELMSDALE DRIVE             HENDERSON               NV    89014   52,900.00
 ML675   10266130321  PICKENS OHME G               3970 9TH STREET                 ECORSE                  MI    48229   33,300.00
 ML675   10266130420  KRAUSE KAREN L               40 CHERRY STREET                WALNUTPORT              PA    18088   54,000.00
 ML675   10266130453  SMITH DEBORAH L              7624 SILVER MALLARD AVENUE      LAS VEGAS               NV    89131  102,000.00
 ML675   10266130587  MEAD ROBERT L                6537 SOUTH REDWOOD ROAD #24     SALT LAKE CITY          UT    84123   17,376.00
 ML675   10266130588  WATSON DUNBAR T JR           13440 MILWAUKEE COURT           THORNTON                CO    80241   36,000.00
 ML675   10266130656  MARKS ALAN E                 1345 SW 19TH DRIVE              GRESHAM                 OR    97080   28,000.00
 ML675   10266130670  BRYANT REBECCA R             2030 DELTA STREET               PORT CHARLOTTE          FL    33952   23,374.00
 ML675   10266130690  STORY MARK D                 5019 MOCKINGBIRD DRIVE          RIDGE MANOR             FL    33525   28,800.00
 ML675   10266130693  WILLIS ERNEST W              116 LAPEER DRIVE                BEAVER FALLS            PA    15010   84,000.00
 ML675   10266130717  JOHNSON GLENN LEON           1707 E MCLELLAN BLVD            PHOENIX                 AZ    85016   31,700.00
 ML675   10266130730  GRAY JOHNNY D                3445 SHAFFER ROAD               ROCK CREEK              OH    44084   25,000.00
 ML675   10266130847  CHAN PETER TATMAN            2464 SOUTH LAREDO STREET        AURORA                  CO    80012   45,500.00
 ML675   10266130904  NELSON JOHN W                1200 GOTHIC ROAD                CRESTED BUTTE           CO    81224   21,000.00
 ML675   10266130994  FRANKLIN BETTY JEAN          7308 44TH AVE N                 SAINT PETERSBURG        FL    33709   40,000.00
 ML675   10266130997  LOCKE STEPHEN C              1738 JUDSON DRIVE               LONGMONT                CO    80501   38,900.00
 ML675   10266131082  RYAN EILEEN A                542 WINDING WAY                 WARMINSTER              PA    18974   73,400.00
 ML675   10266131164  WARNER TAMIE L               1330 THRUSH DRIVE NE            SALEM                   OR    97301   42,445.00
 ML675   10266131168  MCBRIDE CHRISTOPHER K        1534 GLEN COVE LANE             BELLINGHAM              WA    98226   24,530.00
 ML675   10266131247  SLAUGHTER NORMA S            1207 QUEETS DRIVE               FOX ISLAND              WA    98333   13,000.00
 ML675   10266131368  GONZALEZ PEDRO               1394 PRADO DRIVE                FOUNTAIN                CO    80817   30,800.00
 ML675   10266131423  TERVOOREN MICHAEL H          1335 KELLY PARK CIRCLE          MORGAN HILL             CA    95037   32,950.00
 ML675   10266131425  JIN MYUNG J                  120 BROOKTRAIL DRIVE            RENO                    NV    89509   22,218.00
 ML675   10266131430  MARTINEZ EDILBERTO M         2936 LIGHTHOUSE LANE            ACWORTH                 GA    30101   79,815.00
 ML675   10266131445  RINDLISBACHER LORENZ         865 EAST SILVER SHADOW DRIVE    MURRAY                  UT    84107  111,000.00
 ML675   10266131461  PAISLEY ELISE                2100 E 10TH STREET              TUCSON                  AZ    85719   24,000.00
 ML675   10266131468  AMES WILLIAM S               3138 WEST WALTANN LANE          PHOENIX                 AZ    85023   16,800.00
 ML675   10266131483  LAKE RICHARD D               149 EAST 700 SOUTH              CLEARFIELD              UT    84015   29,500.00
 ML675   10266131490  LEED RANDY J                 68 WISE AVE                     LANCASTER               PA    17603   11,700.00
 ML675   10266131497  BURNS STEVEN C               405 EAST BISHOP DRIVE           TEMPE                   AZ    85282   42,500.00
 ML675   10266131510  LEE YOUNG H                  1215 HILLSIDE DRIVE             CARLISLE                PA    17013  260,000.00
 ML675   10266131591  CHOWDHURY MOHAMMED A         2958 MATHERS WAY                TWINSBURG               OH    44087  182,000.00
 ML675   10266131647  GUERRERO GREGORY S           420 RHYNEWOOD DRIVE             SANFORD                 NC    27330   15,800.00
 ML675   10266131677  PRINCE DAVID B               718 WEST 1720 NORTH #227        PROVO                   UT    84604   85,600.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
 ML675   10266117050      36,976.23    08/01/96   07/01/11    175.00    12/01/96    80.0      11.500           366.41
 ML675   10266124193     174,331.43    09/05/96   08/05/11    176.12    12/05/96    79.8      13.690         2,023.70
 ML675   10266124584     124,600.00    11/01/96   10/01/26    358.00    12/01/96    79.9      11.250         1,210.19
 ML675   10266124623      50,148.36    11/01/96   10/01/11    178.00    01/01/97    80.0      14.000           595.75
 ML675   10266124730      13,100.00    11/07/96   10/07/11    178.19    12/07/96    88.1      12.900           164.89
 ML675   10266125006     160,000.00    11/01/96   10/01/11    178.00    12/01/96    85.1      12.490         1,970.99
 ML675   10266125015      23,456.86    10/11/96   09/11/11    177.34    12/11/96    88.9      12.900           258.12
 ML675   10266125045     384,707.74    11/17/96   10/17/11    178.52    12/17/96    66.6      11.750         3,886.23
 ML675   10266125545     210,000.00    11/15/96   10/15/11    178.45    11/15/96    75.0      11.990         2,158.47
 ML675   10266127545      48,252.73    10/24/96   09/24/11    177.76    12/24/96    85.4      12.850           529.46
 ML675   10266127834      33,877.08    10/25/96   09/25/11    177.80    12/25/96    79.9      13.000           430.19
 ML675   10266127929      29,725.00    10/25/96   09/25/11    177.80    12/25/96    78.1      14.500           364.00
 ML675   10266128958      55,856.67    11/02/96   10/02/11    178.03    01/02/97    80.0      12.990           619.03
 ML675   10266129037      27,796.52    11/07/96   10/07/11    178.19    12/07/96    77.9      11.750           280.62
 ML675   10266129113      20,509.00    11/07/96   10/07/11    178.19    12/07/96    84.3      11.000           233.10
 ML675   10266129259      45,000.00    11/07/96   10/07/11    178.19    11/07/96    49.1      11.750           532.86
 ML675   10266129353     106,250.00    10/23/96   09/23/11    177.73    11/23/96    85.0      12.450         1,129.84
 ML675   10266129684      34,680.00    11/01/96   10/01/11    178.00    12/01/96    85.0      13.250           390.42
 ML675   10266129883      30,000.00    11/21/96   10/21/11    178.65    12/21/96    77.0      14.000           399.52
 ML675   10266129917      23,782.60    11/09/96   10/09/11    178.26    12/09/96    89.8      11.600           279.52
 ML675   10266129928      14,776.88    11/01/96   10/01/11    178.00    01/01/97    62.6      15.590           216.03
 ML675   10266130012      22,300.00    11/11/96   10/11/16    238.32    12/11/96    89.9      11.600           239.35
 ML675   10266130128      83,300.00    11/11/96   10/11/11    178.32    12/11/96    85.0       9.850           721.80
 ML675   10266130231      19,846.00    11/01/96   10/01/11    178.00    12/01/96    89.9      11.600           233.10
 ML675   10266130259      22,483.22    10/23/96   09/23/11    177.73    12/23/96    89.9      12.600           279.90
 ML675   10266130271      35,962.22    11/15/96   10/15/11    178.45    12/15/96    66.1      11.250           414.84
 ML675   10266130274      24,311.90    11/08/96   10/08/11    178.22    12/08/96    84.9      13.350           313.72
 ML675   10266130283      14,982.37    10/20/96   09/20/11    177.63    12/20/96    74.6      11.850           152.56
 ML675   10266130306      52,851.37    10/27/96   09/27/11    177.86    12/27/96    89.7      11.400           519.83
 ML675   10266130321      33,300.00    11/17/96   10/17/11    178.52    11/17/96    90.0      11.050           318.38
 ML675   10266130420      53,950.42    11/21/96   10/21/11    178.65    12/21/96    58.0      10.700           603.63
 ML675   10266130453     102,000.00    11/08/96   10/08/26    358.22    12/08/96    85.0      12.200         1,064.91
 ML675   10266130587      17,329.93    11/16/96   10/16/11    178.49    12/16/96    78.1      13.350           223.87
 ML675   10266130588      35,830.05    11/21/96   10/21/11    178.65    12/21/96    88.0      10.150           390.17
 ML675   10266130656      27,927.06    11/15/96   10/15/11    178.45    12/15/96    77.1      11.150           320.89
 ML675   10266130670      23,374.00    11/23/96   10/23/11    178.72    11/23/96    79.9      12.950           257.65
 ML675   10266130690      28,800.00    11/04/96   10/04/26    358.09    12/04/96    80.0      12.200           300.68
 ML675   10266130693      83,809.53    11/22/96   10/22/16    238.68    12/22/96    80.0       9.850           802.29
 ML675   10266130717      31,647.17    11/11/96   10/11/11    178.32    12/11/96    86.5      10.150           343.56
 ML675   10266130730      24,915.24    11/21/96   10/21/16    238.65    12/21/96    57.5      10.050           242.08
 ML675   10266130847      45,500.00    11/24/96   10/24/11    178.75    12/24/96    69.8      10.750           424.73
 ML675   10266130904      21,000.00    11/22/96   10/22/11    178.68    12/22/96    55.4      12.000           216.01
 ML675   10266130994      40,000.00    11/18/96   10/18/26    358.55    12/18/96    72.7      13.500           458.16
 ML675   10266130997      38,590.81    11/25/96   10/25/11    178.78    12/25/96    78.3      13.990           517.79
 ML675   10266131082      73,400.00    11/18/96   10/18/26    358.55    11/18/96    57.7      11.250           712.91
 ML675   10266131164      42,445.00    11/07/96   10/07/11    178.19    12/07/96    89.7      11.950           434.96
 ML675   10266131168      24,530.00    11/15/96   10/15/11    178.45    12/15/96    89.9      11.950           251.37
 ML675   10266131247      13,000.00    11/04/96   10/04/11    178.09    12/04/96    56.8      12.000           156.02
 ML675   10266131368      30,800.00    11/22/96   10/22/11    178.68    12/22/96    84.9      12.350           325.13
 ML675   10266131423      32,950.00    11/04/96   10/04/11    178.09    12/04/96    90.0      11.350           381.78
 ML675   10266131425      22,206.31    11/08/96   10/08/11    178.22    12/08/96    83.5      11.000           252.53
 ML675   10266131430      79,752.18    11/08/96   10/08/26    358.22    12/08/96    84.3      10.950           757.08
 ML675   10266131445     111,000.00    12/01/96   11/01/11    179.00    12/01/96    71.6      10.600         1,023.67
 ML675   10266131461      23,917.93    11/15/96   10/15/11    178.45    12/15/96    74.1      10.700           268.28
 ML675   10266131468      16,769.41    11/22/96   10/22/11    178.68    12/22/96    89.6      11.950           201.09
 ML675   10266131483      29,500.00    10/24/96   09/24/11    177.76    11/24/96    80.6      13.200           377.14
 ML675   10266131490      11,695.40    11/15/96   10/15/11    178.45    12/15/96    89.8      12.750           127.14
 ML675   10266131497      42,500.00    12/01/96   11/01/11    179.00    12/01/96    88.5      11.950           508.71
 ML675   10266131510     260,000.00    11/10/96   10/10/11    178.29    12/10/96    80.0      10.950         2,466.22
 ML675   10266131591     181,975.21    11/21/96   10/21/26    358.65    12/21/96    79.8      11.500         1,802.33
 ML675   10266131647      15,790.12    11/21/96   10/21/11    178.65    12/21/96    89.8      11.600           185.58
 ML675   10266131677      85,547.18    11/21/96   10/21/11    178.65    12/21/96    80.0       9.350           710.42

                                                                          Page 7
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
 ML675   10266131724  WARR STEVE N                 718 WEST 1720 NORTH #127        PROVO                   UT    84604   66,300.00
 ML675   10266131734  KEENAN MARTHA R              2428 E HOPI AVENUE              MESA                    AZ    85204   17,200.00
 ML675   10266131771  ADAMS ROY RICHARD            1643 CORTE DE CALLAS            SAN JOSE                CA    95124   41,400.00
 ML675   10266131793  ZIMMERMAN PAMELA A           1310 LA SALLE STREET EAST       COLORADO SPRINGS        CO    80907   17,466.00
 ML675   10266131885  MCKENZIE DAVID E             212 HARDY ROAD                  CARTHAGE                NC    28327   50,000.00
 ML675   10266131909  BUDJENSKA GERALD C SR        6983 ROARING SPRING AVENUE      FOUNTAIN                CO    80917   28,028.00
 ML675   10266132007  KING GEORGE W JR             905 FAIRVIEW AVE                WAYNESBORO              PA    17268   79,000.00
 ML675   10266132026  FREYMAN CLIFF                18291 SW 50TH STREET            FORT LAUDERDALE         FL    33331  121,500.00
 ML675   10266132032  OLSEN G SCOTT                1676 EAST HIDDEN VALLEY CLUB    SANDY                   UT    84092   38,050.00
 ML675   10266132042  KING DAVID SCOTT             5401 125TH AVENUE SE            BELLEVUE                WA    98006   47,400.00
 ML675   10266132068  BYFORD FRANCES K             2333 MAPLE LANE                 STEILACOOM              WA    98388   21,740.00
 ML675   10266132147  BAHAJAK JEROME V             2567 LAKEVIEW BLVD              PORT CHARLOTTE          FL    33948   15,848.00
 ML675   10266132150  MULLIN ARTHUR L              354 COLLINS DRIVE               PITTSBURGH              PA    15235   39,350.00
 ML675   10266132186  PERSAD CHANDERDAT            1070 TOWNE MANOR COURT          KENNESAW                GA    30144   24,800.00
 ML675   10266132218  MASCARENAS JOSEPH M          6110 COORS BLVD SW              ALBUQUERQUE             NM    87121   18,600.00
 ML675   10266132224  COOK ROBERT A                646 DAVID STREET                LAKE IN THE HILLS       IL    60102   24,000.00
 ML675   10266132312  BOSLET JAMES E               206 REDDINGER STREET            EBENSBURG               PA    15931   14,200.00
 ML675   10266132317  ETHERINGTON CALVIN H JR      144 MAIN STREET                 POTTSVILLE              PA    17901   31,250.00
 ML675   10266132355  LEACH CHRISTOPHER E          3026 ELLA LANE NE               SALEM                   OR    97305   53,800.00
 ML675   10266132619  MOORE LULA M                 2052 W 70TH PLACE               CHICAGO                 IL    60636   64,600.00
 ML675   10266132719  BENJAMIN DOROTHY B           3033 TOWNESIDE LANE             WOODSTOCK               GA    30189   20,000.00
 ML675   10266132726  LATSON DINAH Y               5205 13TH AVE SO                GULFPORT                FL    33707   49,300.00
 ML675   10266132727  SUA DANGBE W                 1121 NE 11TH TERRACE            CAPE CORAL              FL    33909   43,500.00
 ML675   10266132734  MUCCI JULIE                  3900 MERIDEAN PLACE             LAND O' LAKES           FL    34639   67,500.00
 ML675   10266132740  DEYOUNG JERRY R              319 NORTH REDROCK STREET        GILBERT                 AZ    85234   15,600.00
 ML675   10266132811  FABIAN LEWIS F               1308 WOODLAND LN.               WOODSTOCK               IL    60098   90,000.00
 ML675   10266132915  BERTIN JAMES                 22349 PRISCILLA AVE             PT CHARLOTTE            FL    33954   40,000.00
 ML675   10266132919  MAPLE MARVIN                 400 PINEY WAY SW                ATLANTA                 GA    30331   17,850.00
 ML675   10266132922  VAZQUEZ FRANK D              13710 SW 40TH AVE RD            OCALA                   FL    34473   11,800.00
 ML675   10266132926  JONES BILLY J                2680 LANDSDOWN PLACE            COLORADO SPRINGS        CO    80919   30,792.00
 ML675   10266132935  ORR MARK A                   4965 MOLLY POND COURT           COLORADO SPRINGS        CO    80917   18,000.00
 ML675   10266132936  HOLMES SHANE E               5704 SOUTH 6700 WEST            HOOPER                  UT    84315   12,130.00
 ML675   10266132970  OGRADY JAMES B               340 LOS ALTOS DRIVE             APTOS                   CA    95003   26,000.00
 ML675   10266132988  WINGER ESTHER M              4710 ORCHARD STREET             HARRISBURG              PA    17109   26,430.00
 ML675   10266133042  BLATTER DAVID J              7841 TELLER STREET              ARVADA                  CO    80003  108,800.00
 ML675   10266133122  HENDERSON LARRY              510 CLARK AVE                   GREENSBORO              NC    27406   49,000.00
 ML675   10266133124  MCNEILL ANTHONY G            4608 COVENTRY  ROAD             FAYETTEVILLE            NC    28304   18,600.00
 ML675   10266133128  CLARK CASEY R                6596-98 LEYDEN STREET           COMMERCE CITY           CO    80022   73,500.00
 ML675   10266133142  GARCIA DANIEL J              6679 FIELDING CIRCLE            COLORADO SPRINGS        CO    80911   16,600.00
 ML675   10266133154  MURE DONNA                   730 SW 113TH AVE                PEMBROKE PINES          FL    33025   24,000.00
 ML675   10266133157  SHIVE JAMES S                514 W CASHEW                    PUNTA GORDA             FL    33955   19,300.00
 ML675   10266133172  BRUNDLE CHRISTINE N          3984 SOUTH 5600 WEST            WEST VALLEY CITY        UT    84120   15,900.00
 ML675   10266133189  WINN ROGER E                 8211 132ND STREET NORTH         SEMINOLE                FL    34646   17,526.00
 ML675   10266133191  STARR ANDREE                 19461 NE 22 ROAD                NORTH MIAMI BEACH       FL    33179   14,300.00
 ML675   10266133196  CASTELLANETE THOMAS P        620 LIVEOAK STREET              VENICE                  FL    34292   12,700.00
 ML675   10266134110  CANNON JANMARIE              223 TINA DRIVE                  LANGHORNE               PA    19047   55,900.00
 ML675   10266134147  KAUFFMANN GLENN W            1975 G MOUNT HOPE ROAD          FAIRFIELD               PA    17320   67,500.00
 ML675   10266134225  BURROUGHS MICHAEL            502 PUEBLO AVE                  SIMLA                   CO    80835   19,000.00
 ML675   10266134258  KOZLINKA ARTHUR T            2146 SPRUCEWOOD AVENUE          DES PLAINES             IL    60018   36,000.00
 ML675   10266134259  NELSON STEVEN R              17  CHURCH STREET E             PLANO                   IL    60545   14,200.00
 ML675   10266134262  SUTHERN ALLEN M              7401 S. ROCKWELL                CHICAGO                 IL    60629   60,000.00
 ML675   10266134299  BRIONEZ ERNEST JR            1314 EAST SHELLPOINT ROAD       RUSKIN                  FL    33570   11,200.00
 ML675   10266134312  COLVIN DARRELL BRUCE         2226 CARTIER DRIVE              PUEBLO                  CO    81005  123,750.00
 ML675   10266134314  HOLT TIMOTHY D               6717 N HAIGHT AVENUE            PORTLAND                OR    97217   34,000.00
 ML675   10266134333  LEFFLER JEFFREY              13040 NORTH 75TH DRIVE          PEORIA                  AZ    85381  104,500.00
 ML675   10266134343  KNAAK SAMMY KAY              1130 WEST 1045 SOUTH            CLEARFIELD              UT    84015   27,944.00
 ML675   10266134369  BRINK RICHARD D JR           10602 W SENECA DRIVE            BOISE                   ID    83709   22,573.00
 ML675   10266134399  CAMPBELL ELIZABETH W         4332 RACHEL BOULEVARD           SPRING HILL             FL    34607   15,000.00
 ML675   10266134422  PERRY DAVID N                905 OPAL PLACE NE               ALBUQUERQUE             NM    87112   24,000.00
 ML675   10266134427  PAXTON LORETTA               125 PORTER AVE                  CARLISLE                PA    17013   13,500.00
 ML675   10266134484  ANDRUSS DONALD E             10920 DEPEW PLACE               WESTMINSTER             CO    80020   25,000.00
 ML675   10266134491  WOLFE MICHAEL D              9914 SE RAMONA STREET           PORTLAND                OR    97266   23,450.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
 ML675   10266131724      66,259.15    11/16/96   10/16/26    358.49    12/16/96    65.0       9.350           550.25
 ML675   10266131734      17,200.00    11/07/96   10/07/16    238.19    12/07/96    89.8      11.950           188.79
 ML675   10266131771      41,400.00    11/01/96   10/01/11    178.00    12/01/96    89.9      11.950           495.54
 ML675   10266131793      17,466.00    11/28/96   10/28/11    178.88    11/28/96    85.0      11.950           178.99
 ML675   10266131885      48,978.15    11/21/96   10/21/16    238.65    02/21/97    79.3      10.200           489.15
 ML675   10266131909      27,995.63    11/21/96   10/21/11    178.65    12/21/96    80.0      13.500           363.89
 ML675   10266132007      78,968.13    11/07/96   10/07/26    358.19    12/07/96    69.9      12.450           840.07
 ML675   10266132026     121,140.15    10/17/96   09/17/11    177.53    12/17/96    84.9      13.750         1,597.71
 ML675   10266132032      37,880.69    10/16/96   09/16/11    177.50    12/16/96    90.0      12.350           401.67
 ML675   10266132042      47,400.00    11/09/96   10/09/11    178.26    12/09/96    89.4      11.950           567.36
 ML675   10266132068      20,321.29    11/04/96   10/04/11    178.09    12/04/96    87.7      11.950           260.22
 ML675   10266132147      15,836.08    11/21/96   10/21/11    178.65    12/21/96    79.6      12.850           173.45
 ML675   10266132150      39,165.65    11/22/96   10/22/06    118.68    12/22/96    85.0      10.350           527.67
 ML675   10266132186      24,797.30    11/04/96   10/04/11    178.09    11/04/96    74.8      11.850           295.25
 ML675   10266132218      18,500.89    11/02/96   10/02/16    238.03    01/02/97    82.0      13.250           221.23
 ML675   10266132224      24,000.00    11/23/96   10/23/16    238.72    11/23/96    89.9      11.550           256.77
 ML675   10266132312      14,200.00    11/23/96   10/23/06    118.72    11/23/96    79.4      13.990           220.39
 ML675   10266132317      31,012.94    11/17/96   10/17/11    178.52    12/17/96    84.5      12.700           389.24
 ML675   10266132355      53,800.00    11/21/96   10/21/16    238.65    12/21/96    84.7      12.750           620.75
 ML675   10266132619      64,600.00    11/21/96   10/21/11    178.65    12/21/96    85.0      11.850           657.03
 ML675   10266132719      19,978.10    11/15/96   10/15/11    178.45    12/15/96    84.2      11.000           190.46
 ML675   10266132726      49,133.22    11/21/96   10/21/16    238.65    12/21/96    85.0      10.750           500.51
 ML675   10266132727      43,500.00    11/17/96   10/17/06    118.52    12/17/96    79.8      12.900           646.94
 ML675   10266132734      67,500.00    11/15/96   10/15/16    238.45    11/15/96    75.0      12.000           743.23
 ML675   10266132740      15,552.34    11/09/96   10/09/26    358.26    12/09/96    89.0      11.950           159.86
 ML675   10266132811      90,000.00    11/21/96   10/21/11    178.65    12/21/96    73.8      14.000         1,066.38
 ML675   10266132915      39,734.08    11/22/96   10/22/11    178.68    12/22/96    79.5      10.050           431.07
 ML675   10266132919      17,850.00    11/28/96   10/28/11    178.88    11/28/96    89.9      11.600           209.66
 ML675   10266132922      11,780.58    11/18/96   10/18/11    178.55    12/18/96    84.9      10.300           128.98
 ML675   10266132926      30,792.00    11/21/96   10/21/11    178.65    11/21/96    83.1      10.100           272.50
 ML675   10266132935      17,953.72    11/21/96   10/21/11    178.65    12/21/96    61.9       9.850           191.78
 ML675   10266132936      12,130.00    10/23/96   09/23/11    177.73    11/23/96    79.9      15.590           174.70
 ML675   10266132970      25,877.00    11/21/96   10/21/11    178.65    12/21/96    84.6      10.700           290.64
 ML675   10266132988      26,329.18    11/21/96   10/21/11    178.65    12/21/96    89.9      11.400           307.07
 ML675   10266133042     108,800.00    11/09/96   10/09/11    178.26    12/09/96    85.0       9.600           922.80
 ML675   10266133122      48,991.87    11/15/96   10/15/11    178.45    12/15/96    70.0      10.400           538.61
 ML675   10266133124      18,545.48    11/23/96   10/23/11    178.72    12/23/96    89.9      11.600           218.47
 ML675   10266133128      73,462.61    11/23/96   10/23/11    178.72    12/23/96    70.0      10.650           680.59
 ML675   10266133142      16,520.42    11/21/96   10/21/11    178.65    12/21/96    83.1      12.350           202.98
 ML675   10266133154      23,988.53    11/24/96   10/24/11    178.75    12/24/96    82.8      10.350           263.07
 ML675   10266133157      19,202.02    11/23/96   10/23/06    118.72    12/23/96    84.9      12.400           281.38
 ML675   10266133172      15,900.00    11/16/96   10/16/11    178.49    11/16/96    79.6      15.350           226.36
 ML675   10266133189      17,506.86    11/23/96   10/23/11    178.72    12/23/96    85.0      11.990           180.14
 ML675   10266133191      14,296.53    11/21/96   10/21/11    178.65    12/21/96    75.7      12.850           179.52
 ML675   10266133196      12,685.91    11/18/96   10/18/11    178.55    12/18/96    78.4      10.150           137.64
 ML675   10266134110      55,900.00    11/21/96   10/21/11    178.65    11/21/96    79.8      11.200           540.81
 ML675   10266134147      67,500.00    11/23/96   10/23/11    178.72    12/23/96    90.0      11.600           673.60
 ML675   10266134225      18,977.96    11/25/96   10/25/11    178.78    12/25/96    78.1      13.500           246.68
 ML675   10266134258      35,869.69    11/21/96   10/21/16    238.65    12/21/96    79.9       9.900           345.03
 ML675   10266134259      14,200.00    11/16/96   12/16/11    180.49    11/16/96    86.8      11.550           165.65
 ML675   10266134262      59,839.76    11/21/96   10/21/26    358.65    12/21/96    80.0       9.400           500.14
 ML675   10266134299      11,200.00    11/18/96   10/18/06    118.55    12/18/96    83.9      12.500           163.94
 ML675   10266134312     123,750.00    11/21/96   10/21/26    358.65    12/21/96    90.0      11.450         1,220.77
 ML675   10266134314      33,914.23    11/28/96   10/28/11    178.88    12/28/96    84.9      12.750           424.60
 ML675   10266134333     104,432.14    11/09/96   10/09/11    178.26    12/09/96    84.9       9.290           862.73
 ML675   10266134343      27,944.00    10/27/96   09/27/11    177.86    12/27/96    88.9      12.750           303.67
 ML675   10266134369      22,501.64    11/15/96   10/15/11    178.45    12/15/96    79.9      11.700           266.57
 ML675   10266134399      15,000.00    11/25/96   10/25/11    178.78    11/25/96    83.5      11.750           151.41
 ML675   10266134422      23,977.27    11/18/96   10/18/16    238.55    12/18/96    79.5      11.250           251.82
 ML675   10266134427      13,472.72    11/25/96   10/25/11    178.78    12/25/96    87.0      11.150           154.71
 ML675   10266134484      25,000.00    11/21/96   10/21/11    178.65    12/21/96    86.8      11.950           256.19
 ML675   10266134491      23,450.00    11/28/96   10/28/11    178.88    11/28/96    90.0      11.950           280.69

                                                                          Page 8
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
 ML675   10266134506  CALLOWAY LINDA               1119 N. LOCKWOOD                CHICAGO                 IL    60651    76,800.00
 ML675   10266134521  FARRIS DIXIE                 1206 WEST 15                    MUNCIE                  IN    47302    10,700.00
 ML675   10266134576  STEPHENS CHESTER LEE         1713 NORTH 650 EAST             NORTH OGDEN             UT    84414    29,550.00
 ML675   10266134586  TUCKER WILLIAM C             12051 WEST 54TH AVENUE          ARVADA                  CO    80002    27,500.00
 ML675   10266134600  STARKMAN ABEL                2015 JAMAICA WAY                PUNTA GORDA             FL    33950   424,000.00
 ML675   10266134620  VENTER ROBERT D              1457 KENMORE STREET             PORT CHARLOTTE          FL    33952    32,600.00
 ML675   10266134621  BLAZI JAMES P                351 E MEADOW DRIVE              MECHANICSBURG           PA    17055    55,800.00
 ML675   10266134706  HOULE SHERIE L               14156 14158 N BAYSHORE DR       MADEIRA BEACH           FL    33708   135,000.00
 ML675   10266134708  MARVIN E PETERSON            3020 CLAY CIRCLE                SARASOTA                FL    34234    44,800.00
 ML675   10266134715  WALLS DONNA KAREN            5742 CANDY FLOWER CT SE         SALEM                   OR    97306    21,000.00
 ML675   10266134726  BUHLER BEN D                 6453 SOUTH LOTUS WAY            WEST JORDAN             UT    84084    16,300.00
 ML675   10266134741  HERRERA MARTA                2252 SEWARD CIRCLE              SARASOTA                FL    34234    76,000.00
 ML675   10266134764  BRIGGS SANDRA S              1504 NORTH CASTLEWOOD DRIVE     FRANKTOWN               CO    80134   132,000.00
 ML675   10266134767  CORTEZ ANDREW L              1211 SANTA ROSA                 PUEBLO                  CO    81006    41,400.00
 ML675   10266134837  HAWE THOMAS P                5063 JULIET COURT               SPRINGHILL              FL    34606    51,000.00
 ML675   10266134900  JOHNSON RICHARD M            104 MARION DRIVE                ERWIN                   NC    28339    85,000.00
 ML675   10266134910  RUCHWARGER GARY P            910 HOMER CIRCLE                LAFAYETTE               CO    80026    27,000.00
 ML675   10266134997  MITCHELL CAROL E             1920 73RD AVENUE                PHILADELPHIA            PA    19138    60,500.00
 ML675   10266135009  LANE MARK E                  5205 SOUTH PIEPER BOULEVARD     SALT LAKE CITY          UT    84118    11,960.00
 ML675   10266135021  PERKINS ROBERT R             4710 CHATEAU STREET             CHUBBUCK                ID    83202    26,627.00
 ML675   10266135033  COON LEE W                   13480 SOUTH HOMESTEAD LANE      RIVERTON                UT    84065    15,350.00
 ML675   10266135074  VRAJA VICTOR                 6730 N TRUMBULL AVENUE          LINCOLNWOOD             IL    60645    32,200.00
 ML675   10266135241  BRADEN JAMES E               5710 QUEENER AVENUE             PORT RICHEY             FL    34668    60,000.00
 ML675   10266135261  NGUYEN HUNG M                8952 SW 6TH STREET              BOCA RATON              FL    33433    36,500.00
 ML675   10266135298  THORNTON JAMES R             760 WEST JENNINGS LANE          CENTERVILLE             UT    84014    16,036.00
 ML675   10266135350  BOOSALIS PAMELA              4049 SOUTH QUINCE STREET        DENVER                  CO    80237    38,100.00
 ML675   10266135439  ANDERSON ANNETTE             4078 SOUTH TRALEE CIRCLE        WEST VALLEY CITY        UT    84119    49,724.00
 ML675   10266135443  LONGFELLOW KEVEN M           258 WEST 4775 SOUTH             WASHINGTON TERRACE      UT    84405    11,096.00
 ML675   10266135497  BARNETT HARREAL M            2708 SOUTH RICHFIELD STREET     AURORA                  CO    80013    37,786.00
 ML675   10266135522  COONLEY KAREN L              162 HEATHGATE ROAD              MONTGOMERY              IL    60538    26,100.00
 ML675   10266135538  BLEDSOE JR FLOYD             5205 WOODHURST BLVD             FORT WAYNE              IN    46807    95,900.00
 ML675   10266135694  HALL KEVIN B                 4030 WEST FAIRGLEN CIRCLE       SOUTH JORDAN            UT    84095    33,200.00
 ML675   10266135791  VLIET DAVID CHARLES VAN      1819 CORONA STREET              COLORADO SPRINGS        CO    80907    65,100.00
 ML675   10266135809  WARNER JOHN R                1286 SOUTH VIA LA COSTA WAY     KAYSVILLE               UT    84037    26,973.00
 ML675   10266135984  GROVES DAVID WILLIAM         4961 WEST DECORA WAY            WEST JORDAN             UT    84084    30,000.00
 ML675   10266136101  BROWN ALLAN H                2560 SOUTH 900 EAST             SALT LAKE CITY          UT    84106    37,560.00
 ML675   10266136103  LOPEZ CINDY A                5412 WEST 6600 SOUTH            WEST JORDAN             UT    84084    15,100.00
        -------------------------------------------                                                                    ------------
              161     Sale Total                                                                                       7,975,750.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
 ML675   10266134506      76,608.23    11/21/96   10/21/26    358.65    12/21/96    80.0      10.200           685.35
 ML675   10266134521      10,663.20    11/09/96   10/09/11    178.26    12/09/96    85.0      12.250           130.14
 ML675   10266134576      29,531.85    11/01/96   10/01/11    178.00    12/01/96    85.8      12.750           369.03
 ML675   10266134586      27,324.00    11/21/96   10/21/11    178.65    12/21/96    89.1      11.950           329.16
 ML675   10266134600     423,813.64    11/22/96   10/22/26    358.68    12/22/96    80.0      11.700         4,263.66
 ML675   10266134620      32,555.11    11/23/96   10/23/16    238.72    12/23/96    79.8      10.400           323.29
 ML675   10266134621      55,748.54    11/25/96   10/25/16    238.78    12/25/96    89.9      11.350           589.31
 ML675   10266134706     134,967.44    11/14/96   10/14/11    178.42    12/14/96    75.0      10.400         1,224.82
 ML675   10266134708      44,800.00    11/23/96   10/23/26    358.72    11/23/96    70.0      10.850           421.57
 ML675   10266134715      20,963.96    11/25/96   10/25/11    178.78    12/25/96    85.9      11.350           243.32
 ML675   10266134726      16,300.00    11/02/96   10/02/11    178.03    12/02/96    78.1      12.500           173.96
 ML675   10266134741      75,988.17    11/17/96   10/17/16    238.52    12/17/96    80.0      10.700           769.01
 ML675   10266134764     131,854.83    11/22/96   10/22/11    178.68    12/22/96    61.3      10.250         1,182.85
 ML675   10266134767      41,400.00    11/25/96   10/25/11    178.78    11/25/96    78.8      10.850           466.66
 ML675   10266134837      51,000.00    11/21/96   10/21/11    178.65    12/21/96    56.6       9.500           428.84
 ML675   10266134900      84,811.53    11/25/96   10/25/16    238.78    12/25/96    85.0      10.500           848.62
 ML675   10266134910      26,940.47    11/22/96   10/22/11    178.68    12/22/96    79.8      13.990           359.39
 ML675   10266134997      60,483.36    11/24/96   10/24/26    358.75    12/24/96    84.0      10.250           542.14
 ML675   10266135009      11,943.44    11/04/96   10/04/11    178.09    12/04/96    89.8      12.750           149.36
 ML675   10266135021      26,623.12    11/04/96   10/04/11    178.09    12/04/96    87.7      13.150           339.53
 ML675   10266135033      15,251.81    11/04/96   10/04/11    178.09    01/04/97    84.4      13.350           197.76
 ML675   10266135074      32,200.00    11/21/96   10/21/11    178.65    12/21/96    84.9      12.750           349.92
 ML675   10266135241      60,000.00    11/23/96   10/23/11    178.72    12/23/96    80.0      12.750           652.02
 ML675   10266135261      36,439.07    11/21/96   10/21/11    178.65    12/21/96    84.7      12.700           454.63
 ML675   10266135298      16,036.00    11/08/96   10/08/11    178.22    12/08/96    84.9      13.700           210.34
 ML675   10266135350      38,100.00    11/28/96   10/28/11    178.88    11/28/96    79.9      13.500           436.40
 ML675   10266135439      49,578.60    11/09/96   10/09/16    238.26    12/09/96    89.8      12.350           559.69
 ML675   10266135443      11,096.00    11/09/96   10/09/11    178.26    12/09/96    89.8      12.750           138.57
 ML675   10266135497      37,786.00    11/23/96   10/23/11    178.72    12/23/96    90.0      11.950           387.22
 ML675   10266135522      26,086.50    11/22/96   10/22/11    178.68    12/22/96    89.7      11.950           312.40
 ML675   10266135538      95,900.00    11/16/96   10/16/26    358.49    12/16/96    79.9      12.500         1,023.50
 ML675   10266135694      33,127.04    11/11/96   10/11/11    178.32    12/11/96    66.4      12.850           363.37
 ML675   10266135791      65,100.00    11/21/96   10/21/11    178.65    12/21/96    70.0      10.500           595.50
 ML675   10266135809      26,973.00    11/01/96   10/01/11    178.00    12/01/96    83.6      13.940           358.12
 ML675   10266135984      29,986.47    11/16/96   10/16/11    178.49    12/16/96    79.4      13.350           386.51
 ML675   10266136101      37,546.07    11/17/96   10/17/11    178.52    12/17/96    79.9      15.350           534.72
 ML675   10266136103      15,093.48    11/15/96   10/15/11    178.45    12/15/96    66.6      14.350           204.66
        ------------------------------                      --------              -----------------------------------
              161      7,966,099.97                           221.09                79.4      11.668        84,596.71

                                                                          Page 9
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
 ML676   10266122100  ABEYKOON AJITH K             5-06 115TH ST UNIT 5-06E        COLLEGE POINT           NY    11358   93,750.00
 ML676   10266123427  WASKIEWICZ ALBERT P          4607 EDMUND STREET              PHILADELPHIA            PA    19124   49,000.00
 ML676   10266124319  VERMA DIANE                  1104 ELBANK AVENUE              BALTIMORE               MD    21239   64,800.00
 ML676   10266125285  DIRIENZO GIOVANNA            1748-50 WESLEY AVENUE           OCEAN CITY              NJ    08226  233,000.00
 ML676   10266125859  BUSTAMANTE ANTHONY           117 CRAIG AVENUE                FREEPORT                NY    11520   80,000.00
 ML676   10266126279  KLEMAS JOSEPH C              149 N KENNEDY DRIVE             MCADOO                  PA    18237   27,200.00
 ML676   10266126890  MICKEL CHARLES B             102 SOUTH 11TH AVENUE           MOUNT VERNON            NY    10550  195,300.00
 ML676   10266127191  JIRLES ROBERT E              4590 TEALTOWN ROAD              BATAVIA                 OH    45103   55,000.00
 ML676   10266127702  ENDERS CRAIG M               262 WEST 1850 NORTH             LAYTON                  UT    84041   31,000.00
 ML676   10266127778  GIANGREGORIO JOHN A          38 HUTCHINSON BOULEVARD         EASTCHESTER             NY    10538  197,200.00
 ML676   10266127948  HALE LOUELLA M               222 2ND STREET                  ORLANDO                 FL    32824   40,800.00
 ML676   10266128600  DAVANZO CARMEN J             501 CAROLINE STREET             MUNHALL                 PA    15120   62,300.00
 ML676   10266128613  REDMOND DONNA M              316 FURNACE STREET              SHENANDOAH              PA    17976   19,200.00
 ML676   10266128630  ANDERSON TODD                218 EDINBURGH DRIVE             CARY                    NC    27511   38,000.00
 ML676   10266128659  TULL RONALD                  150 BANGSBERG ROAD SE           PORT CHARLOTTE          FL    33952   32,000.00
 ML676   10266128720  PARHAM RONALD C              34647 SQUAW PASS ROAD           EVERGREEN               CO    80436  407,150.00
 ML676   10266128843  MARTINCHICK CHRISTOPHER M    4902 WEST FILBERT PARK CIRCLE   SALT LAKE CITY          UT    84118   16,982.00
 ML676   10266129089  THOMPSON JOSEPH M            24 MARSH DRIVE                  CARLISLE                PA    17013   93,500.00
 ML676   10266129507  CHATTERLY TERRILYN J         1009 NORTH 470 WEST             OREM                    UT    84057   50,935.00
 ML676   10266129545  MCINTYRE KELLY FRANCES       1216 INDEPENDENCE BLVD          SEDRO WOOLLEY           WA    98284   59,500.00
 ML676   10266129643  VAUGHN KEVIN C               5501 E WOODRIDGE DRIVE          SCOTTSDALE              AZ    85254   53,090.00
 ML676   10266129777  REA JR RICHARD N             754 NORTH 500 EAST              AMERICAN FORK           UT    84003   25,000.00
 ML676   10266130029  GOLDMAN CRAIG A              25 PURDUE DRIVE                 NORTHAMPTON TWP         PA    18954   62,861.00
 ML676   10266130165  ELLINGSON KURT EMORY         25710 KIMBERLY DRIVE            WEST LINN               OR    97068   50,000.00
 ML676   10266130245  NUNN MARC C SR               363 SE 7TH AVENUE               CANBY                   OR    97013   31,000.00
 ML676   10266130281  CAMBEST JOHN J               633 CARNIVAL DRIVE              PLUMBORO                PA    15239   12,000.00
 ML676   10266130360  SHIVE STANLEY L              40 S FULTON STREET              MANHEIM                 PA    17545   10,000.00
 ML676   10266130373  REBIMBAS ANA C               121 CREST AVENUE                BETHLEHEM               PA    18015   28,000.00
 ML676   10266130503  STAGG RONALD SCOTT           2624 EAST LAMBOURNE AVENUE      SALT LAKE CITY          UT    84109   36,250.00
 ML676   10266130571  HEDSTROM CHERYL D            1031 MCKINLEY AVENUE            FORT LUPTON             CO    80621   19,665.00
 ML676   10266130663  GONZALES TOM PERU            18632 NORTH 42ND WAY            PHOENIX                 AZ    85024   14,943.00
 ML676   10266130676  HOY RONNIE K                 8064 EAST CASPER STREET         MESA                    AZ    85207   17,300.00
 ML676   10266130699  MITCHELL RODNEY A            9729 ELMHURST DRIVE             GRANITE BAY             CA    95746  100,000.00
 ML676   10266130787  ZHENG YAN YU                 2737 SINGER WOODS DRIVE         ABINGDON                MD    21009   45,000.00
 ML676   10266130844  MILLER CHARLES J             167 LARUE ROAD                  NEWFOUNDLAND            NJ    07435   63,000.00
 ML676   10266130881  GUARINO GARY J               7343 DENNISTON AVE              PITTSBURGH              PA    15218   28,200.00
 ML676   10266131044  MARTINEZ DENICE P            2250 EAST 90TH AVENUE           THORNTON                CO    80229   12,500.00
 ML676   10266131085  FORSYTHE ELEANOR             2028 SOUTH 28TH STREET          PHILADELPHIA            PA    19145   35,600.00
 ML676   10266131151  CLARK HENRY                  113-16 201ST STREET             SAINT ALBANS            NY    11412   65,000.00
 ML676   10266131217  MARTINEZ STEVE G             2933 SE 138TH AVENUE            PORTLAND                OR    97236   93,500.00
 ML676   10266131303  BRUSH JACQUELINE A           4918 LANA DRIVE                 LAS VEGAS               NV    89121   15,000.00
 ML676   10266131328  BOSSERT JEAN                 485 MARION AVE                  WATERFORD               MI    48238   36,000.00
 ML676   10266131338  WHITE JACQUELINE             4051 W. CERMAK RD               CHICAGO                 IL    60623   72,000.00
 ML676   10266131342  HORSTMEYER ANN               4711 YAHARA DRIVE               MCFARLAND               WI    53558   30,700.00
 ML676   10266131372  NANCE KENNETH C              4002 LEXINGTON AVE              HARRISBURG              PA    17109   75,200.00
 ML676   10266131384  YOUNG CLARENCE SR            100 CAUSEY AVENUE               MILFORD                 DE    19963   62,000.00
 ML676   10266131386  SCHIPANI NICHOLAS            504 MCCULLY STREET              PITTSBURGH              PA    15216   96,500.00
 ML676   10266131851  THORNTON NATALIE K           5163 WEST CRUS CORVI ROAD       WEST JORDAN             UT    84084   94,500.00
 ML676   10266131890  FITZER RUDOLPH J             8 OLD POST RD                   TOBYHANNA               PA    18466   80,400.00
 ML676   10266132025  SOFIKITIS KONSTANTINO G      3410-3420 SE FAIRMONT STREET    STUART                  FL    34997   15,700.00
 ML676   10266132027  ROSS RUSSELL S               1112 NORTH 250 WEST             SUNSET                  UT    84015   11,379.00
 ML676   10266132030  GIBSON JAMES R               12209 MELINDA CIRCLE            SARATOGA                CA    95070   56,000.00
 ML676   10266132133  MILFORD LAURENCE             24411 STILLWELL PKWY S E        BONITA SPRINGS          FL    33923   77,400.00
 ML676   10266132177  ALLEN TAMMY A                RR 2 BOX 2387                   NESCOPECK               PA    18635   92,700.00
 ML676   10266132187  BAILEY CAROLE SMART          2050 39TH STREET SW             NAPLES                  FL    34117   28,500.00
 ML676   10266132202  KIM UN BONG                  14756 SW KILCHIS STREET         BEAVERTON               OR    97007   44,265.00
 ML676   10266132204  SIQUEIROS EDGARDO LOPEZ      532 BLOSSOM FIELD ROAD          FOUNTAIN                CO    80817   26,200.00
 ML676   10266132212  GORDON ROBERT M              4514 E CHUCKWALLA CANYON        PHOENIX                 AZ    85044   27,240.00
 ML676   10266132308  HOFFMEIER KEVIN R            2885 RIVER ROAD                 ELLWOOD CITY            PA    16117   18,100.00
 ML676   10266132325  HIGLEY WARREN K              6631 WEST 4120 SOUTH            WEST VALLEY CITY        UT    84128   30,265.00
 ML676   10266132335  ROMERO RICHARD A             3111 WEST ANTELOPE              TUCSON                  AZ    85745  114,800.00
 ML676   10266132347  DELANEY FRANK HENRY III      2464 HOYT DRIVE                 THORNTON                CO    80229   19,181.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
 ML676   10266122100      93,708.44    09/01/96   08/01/11    176.00    12/01/96    75.0       9.990           822.03
 ML676   10266123427      48,793.21    09/19/96   08/19/11    176.58    11/19/96    70.0      11.450           483.37
 ML676   10266124319      64,749.71    10/01/96   09/01/11    177.00    12/01/96    80.0      13.490           741.72
 ML676   10266125285     232,777.40    09/21/96   08/21/11    176.65    12/21/96    70.6      11.560         2,318.05
 ML676   10266125859      80,000.00    11/08/96   10/08/11    178.22    11/08/96    64.0      13.250           900.62
 ML676   10266126279      27,149.20    11/03/96   10/03/26    358.06    12/03/96    85.0      13.700           315.84
 ML676   10266126890     195,300.00    11/18/96   10/18/11    178.55    11/18/96    90.0      11.750         1,971.38
 ML676   10266127191      54,945.94    10/06/96   09/06/11    177.17    12/06/96    56.1      10.900           519.63
 ML676   10266127702      31,000.00    11/17/96   10/17/11    178.52    12/17/96    83.1      12.000           318.87
 ML676   10266127778     197,200.00    12/01/96   11/01/11    179.00    12/01/96    80.0       9.990         1,729.11
 ML676   10266127948      40,800.00    12/01/96   11/01/16    239.00    12/01/96    80.0      11.600           437.92
 ML676   10266128600      62,300.00    12/01/96   11/01/16    239.00    12/01/96    70.0      10.200           609.49
 ML676   10266128613      19,107.00    12/01/96   11/01/11    179.00    01/01/97    80.0      13.990           227.34
 ML676   10266128630      38,000.00    12/04/96   11/04/11    179.11    12/04/96    78.2      11.200           436.69
 ML676   10266128659      31,920.56    11/25/96   10/25/16    238.78    12/25/96    59.7      11.240           335.54
 ML676   10266128720     406,846.05    12/01/96   11/01/26    359.00    01/01/97    85.7      12.250         4,266.51
 ML676   10266128843      16,944.66    11/04/96   10/04/11    178.09    01/04/97    89.9      13.500           194.51
 ML676   10266129089      93,500.00    11/17/96   10/17/26    358.52    11/17/96    85.0      12.790         1,018.97
 ML676   10266129507      50,935.00    10/17/96   09/17/11    177.53    12/17/96    79.9      15.590           668.14
 ML676   10266129545      59,500.00    11/09/96   10/09/11    178.26    12/09/96    43.1      12.000           612.02
 ML676   10266129643      53,045.44    11/03/96   10/03/11    178.06    12/03/96    84.9      13.250           680.47
 ML676   10266129777      24,936.24    11/11/96   10/11/11    178.32    12/11/96    83.5      13.250           281.44
 ML676   10266130029      62,381.80    10/13/96   09/13/11    177.40    12/13/96    90.0      11.150           605.78
 ML676   10266130165      50,000.00    11/25/96   10/25/11    178.78    11/25/96    80.0      13.990           592.04
 ML676   10266130245      30,901.84    11/15/96   10/15/11    178.45    12/15/96    89.0      11.600           364.11
 ML676   10266130281      12,000.00    12/01/96   11/01/06    119.00    12/01/96    81.0      12.350           174.60
 ML676   10266130360       9,949.33    11/08/96   10/08/11    178.22    12/08/96    79.9      14.850           125.25
 ML676   10266130373      27,932.81    11/25/96   10/25/11    178.78    12/25/96    35.4       9.400           290.70
 ML676   10266130503      36,250.00    11/15/96   10/15/11    178.45    11/15/96    87.6      12.400           444.43
 ML676   10266130571      19,589.36    12/05/96   11/05/11    179.15    01/05/97    58.6      10.950           222.89
 ML676   10266130663      14,943.00    11/07/96   10/07/11    178.19    12/07/96    85.4      12.800           187.10
 ML676   10266130676      17,300.00    11/16/96   10/16/11    178.49    12/16/96    84.0      12.350           211.54
 ML676   10266130699     100,000.00    11/16/96   10/16/11    178.49    12/16/96    84.6      12.700         1,245.57
 ML676   10266130787      44,772.67    11/14/96   10/14/11    178.42    12/14/96    74.6      11.200           517.13
 ML676   10266130844      63,000.00    12/01/96   11/01/16    239.00    12/01/96    43.4      10.600           633.22
 ML676   10266130881      28,169.46    11/28/96   10/28/26    358.88    12/28/96    60.0      11.600           281.42
 ML676   10266131044      12,470.05    12/01/96   11/01/11    179.00    01/01/97    70.4      12.500           154.07
 ML676   10266131085      35,489.82    11/11/96   10/11/11    178.32    12/11/96    79.1      11.700           420.41
 ML676   10266131151      64,838.76    12/01/96   11/01/16    239.00    01/01/97    43.3      11.250           682.02
 ML676   10266131217      93,500.00    12/01/96   11/01/11    179.00    12/01/96    85.0      10.600           862.28
 ML676   10266131303      15,000.00    11/18/96   10/18/11    178.55    11/18/96    62.4      11.250           145.69
 ML676   10266131328      35,910.61    12/01/96   11/01/16    239.00    01/01/97    57.1      11.250           377.73
 ML676   10266131338      72,000.00    11/21/96   10/21/11    178.65    12/21/96    80.0      10.200           642.52
 ML676   10266131342      30,700.00    11/28/96   10/28/11    178.88    12/28/96    72.0      11.250           298.18
 ML676   10266131372      75,200.00    11/16/96   10/16/11    178.49    11/16/96    80.0      10.400           682.27
 ML676   10266131384      62,000.00    11/01/96   10/01/11    178.00    12/01/96    70.4      11.000           590.44
 ML676   10266131386      96,500.00    11/01/96   10/01/11    178.00    12/01/96    76.5      11.500         1,127.30
 ML676   10266131851      94,500.00    12/01/96   11/01/26    359.00    12/01/96    75.0      13.250         1,063.86
 ML676   10266131890      80,354.03    11/23/96   10/23/26    358.72    12/23/96    80.0       9.850           696.67
 ML676   10266132025      15,619.79    10/04/96   09/04/11    177.11    12/04/96    84.9      13.500           203.84
 ML676   10266132027      11,379.00    11/07/96   10/07/11    178.19    12/07/96    65.0      15.590           163.88
 ML676   10266132030      56,000.00    11/11/96   10/11/11    178.32    12/11/96    25.2      10.100           495.58
 ML676   10266132133      77,400.00    12/01/96   11/01/11    179.00    12/01/96    69.8      12.800           844.12
 ML676   10266132177      92,571.73    11/16/96   10/16/26    358.49    12/16/96    90.0      10.700           861.86
 ML676   10266132187      28,500.00    12/01/96   11/01/11    179.00    12/01/96    65.9      11.850           339.30
 ML676   10266132202      44,265.00    11/22/96   10/22/16    238.68    11/22/96    79.8      13.000           518.60
 ML676   10266132204      26,200.00    12/01/96   11/01/11    179.00    12/01/96    89.8      11.950           313.60
 ML676   10266132212      27,240.00    12/01/96   11/01/11    179.00    12/01/96    84.8      12.750           296.02
 ML676   10266132308      18,100.00    11/21/96   10/21/16    238.65    12/21/96    80.1      11.650           194.90
 ML676   10266132325      30,265.00    12/01/96   11/01/11    179.00    12/01/96    54.5      13.990           402.85
 ML676   10266132335     114,800.00    11/08/96   10/08/11    178.22    12/08/96    70.0      10.200         1,024.46
 ML676   10266132347      19,181.00    12/01/96   11/01/11    179.00    12/01/96    89.9      11.950           229.59

                                                                         Page 10
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
 ML676   10266132348  KLUPENGER DANIEL R           24342 KLUPENGER ROAD NORTHEAS   AURORA                  OR    97002   30,000.00
 ML676   10266132354  SWAPP JUSTIN P               154 NORTH 2700 WEST             PROVO                   UT    84601   17,200.00
 ML676   10266132621  SPENCER JESSIE               7210 S. TROY                    CHICAGO                 IL    60629   95,200.00
 ML676   10266132643  HARRELL DONNIE               17836 STATE ROAD 52             LAND O' LAKES           FL    34639   82,500.00
 ML676   10266132665  LANDRY BRYON                 21220 PEMBERTON AVE             PORT CHARLOTTE          FL    33952   80,000.00
 ML676   10266132666  BITEMAN PHILIP D             1114 S WATERVIEW DRIVE          INVERNESS               FL    34450   15,000.00
 ML676   10266132712  LOWE GORDON E                1386 EAST 600 SOUTH             SPANISH FORK            UT    84660   20,300.00
 ML676   10266132718  HAMEL TIM J                  2015 NE GRANT STREET            HILLSBORO               OR    97124   17,800.00
 ML676   10266132733  REYES SEGUNDO F              314 MARION OAKS COURSE          OCALA                   FL    34473  110,500.00
 ML676   10266132745  COMSTOCK THOMAS G            2061 PRAIRIE ROAD               SEDRO WOOLLEY           WA    98284   25,325.00
 ML676   10266132751  EWALT VERNON O               RR1 BOX 444                     PALMYRA                 PA    17078   41,200.00
 ML676   10266132767  BROWN HENRY L                30 BAYSHORE BLVD                GOOSE CREEK             SC    29445   59,400.00
 ML676   10266132813  ENGRAM-TAYLOR KARLA          309 SOUTH 8TH AVENUE            MAYWOOD                 IL    60153   77,000.00
 ML676   10266132860  HODGE JENNIFER               7115 COTTON DRIVE               COLORADO SPRINGS        CO    80918   22,527.00
 ML676   10266132952  ROMERO RICHARD A             3329 WEST WHITE STAG COURT      TUCSON                  AZ    85745  118,300.00
 ML676   10266133007  ELLIS THOMAS D               4150 FOXCHASE TERRACE           TOBYHANNA               PA    18466   50,000.00
 ML676   10266133018  BOONE JAMIE                  1825 HABERSHAM MARINA RD        CUMMING                 GA    30131  141,750.00
 ML676   10266133149  TURNER RICHARD C             1617 NE 71ST LANE               OCALA                   FL    34479   71,200.00
 ML676   10266133178  MADDY MICHAEL T              11517 NW 7TH AVE                VANCOUVER               WA    98685   43,326.00
 ML676   10266133210  MONTOYA JOSEPH               5778 WEST 4300 SOUTH            WEST VALLEY CITY        UT    84128   12,700.00
 ML676   10266133218  CHADWICK ROBERT L            8544 SOUTH MCKENZIE LANE        WEST JORDAN             UT    84088   32,750.00
 ML676   10266133221  IVERSON ROGER D              22414 153RD AVE SE              SNOHOMISH               WA    98296   55,000.00
 ML676   10266133226  RUSAKOV NATALYA A            13315 SE BUSH STREET            PORTLAND                OR    97236   17,700.00
 ML676   10266134099  WRIGHT ANNETTE L             914 DUNCAN AVENUE               YEADON                  PA    19151   22,560.00
 ML676   10266134100  GOFF OLGA                    21339 COTTONWOOD AVENUE         PORT CHARLOTTE          FL    33952   70,000.00
 ML676   10266134140  AUSTIN MICHAEL S             1523 BURNING TREE LANE          BRANDON                 FL    33510  111,350.00
 ML676   10266134165  ULLSTRUP DAVID R             9901 GARLAND COURT              WESTMINSTER             CO    80021   23,000.00
 ML676   10266134217  BYERS ANGELIQUE MARIE        9828 NE IRVING STREET           PORTLAND                OR    97220   90,950.00
 ML676   10266134285  THOMPSON EVELYN GRICE        205 MARKET STREET               FAIRMONT                NC    28340   38,250.00
 ML676   10266134320  BADGER ARLYCE H              18187 EAST ASBURY PLACE         AURORA                  CO    80013   27,170.00
 ML676   10266134405  STOSICK PEARL E              148 A STATLER STREET            CENTRAL CITY            PA    15926   24,000.00
 ML676   10266134536  TAYLOR KAMI M                1132 SOUTH 1100 EAST            SALT LAKE CITY          UT    84105   12,400.00
 ML676   10266134567  PATE GLENN D                 4204 JANE DRIVE                 FUQUAY VARINA           NC    27526   39,900.00
 ML676   10266134597  DESLANDES MARLENE            2040 NW 91ST TERRACE            PEMBROKE PINES          FL    33024  120,700.00
 ML676   10266134609  MCGEE PATRICIA ANN           914 WEST CORAL STREET           TAMPA                   FL    33602   35,000.00
 ML676   10266134660  SULLIVAN JEFFREY             1708 DARROW AVENUE              EVANSTON                IL    60201   21,900.00
 ML676   10266134692  CONKLIN RUSSELL R            8296 OSPREY ROAD                GROVE CITY              FL    34224   13,000.00
 ML676   10266134759  HARRIS JACK D                816 BELLEVIEW AVENUE            LA JUNTA                CO    81050   58,500.00
 ML676   10266134769  WORTHINGTON DORIS LOUISE     7709 SOUTH EMERALD              CHICAGO                 IL    60620   50,000.00
 ML676   10266134778  BRENGARTNER JR CORWIN VAN    1824 POPLAR                     HANOVER PARK            IL    60103   15,000.00
 ML676   10266134813  LANSBERRY TIMOTHY H          65 SOUTH OTIS AVENUE            LECANTO                 FL    34461   10,000.00
 ML676   10266134838  SIDDIQUI SARFRAZ A           3241 BRUSHWOOD COURT            CLEARWATER              FL    34621   25,000.00
 ML676   10266134899  GORE FULTON HARVEY           4308 ATLANTIC AVENUE            FAYETTEVILLE            NC    28306   60,600.00
 ML676   10266134917  LEWIS MICHAEL A              1187 EAST 410 SOUTH             SPANISH FORK            UT    84660   23,650.00
 ML676   10266134929  PHELAN JAMES M               1156 SPAULDING DR.              MONROE                  MI    48162   52,000.00
 ML676   10266134953  STACY VIRGIL                 14999 54TH WAY NORTH            CLEARWATER              FL    34620   32,400.00
 ML676   10266134957  WELCH LINDA                  6 S AURORA AVE                  CLEARWATER              FL    34625   17,500.00
 ML676   10266134972  KNOTTER DAVID G              3522 EAST PASADENA AVENUE       PHOENIX                 AZ    85018   43,000.00
 ML676   10266134973  PENCE DANNY L                2513 FAULKNER RD                ORLANDO                 FL    32810   21,500.00
 ML676   10266135011  MCCLELLAND JOHNNY L          134 E HAMPTON AVENUE            MESA                    AZ    85202   37,000.00
 ML676   10266135024  HAINSWORTH THAYNE C          4538 SOUTH 1300 WEST            SALT LAKE CITY          UT    84123   25,000.00
 ML676   10266135030  RANQUIST ELIZABETH N         1772 SOUTH 900 EAST             SALT LAKE CITY          UT    84105   72,600.00
 ML676   10266135034  HAYS ROBERT R                12288 WEST ARIZONA AVENUE       LAKEWOOD                CO    80228   19,000.00
 ML676   10266135075  SCHABINGER RON               5909 W. WARWICK AVENUE          CHICAGO                 IL    60634   39,600.00
 ML676   10266135110  HILL GLORIA J                1584 S WASHINGTON AVE           CLEARWATER              FL    34616   42,500.00
 ML676   10266135169  IACOVONE JOHN C              2554 19TH STREET                SARASOTA                FL    34234   30,000.00
 ML676   10266135171  LIVINGSTON DAVID A           296 ASPEN ROAD                  IDAHO SPRINGS           CO    80452   43,119.00
 ML676   10266135177  WAYNE DONALD E               9326 NORTH CLERMONT DRIVE       THORNTON                CO    80229   81,000.00
 ML676   10266135238  GUZZO ROSE                   3410 UMBER ROAD                 HOLIDAY                 FL    34691   55,250.00
 ML676   10266135242  ANDERSON JEFFREY             192 GODFREY AVENUE              PORT CHARLOTTE          FL    33952   22,700.00
 ML676   10266135247  STEPPE DENNIS A              134 SW 57TH STREET              CAPE CORAL              FL    33914   97,200.00
 ML676   10266135274  BRODA REBECCA A              142 LAKE HOLLOW CIRCLE          CARY                    NC    27513   19,700.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
 ML676   10266132348      30,000.00    11/28/96   10/28/16    238.88    11/28/96    58.1       9.850           286.53
 ML676   10266132354      17,200.00    12/04/96   11/04/11    179.11    12/04/96    89.7      11.350           199.29
 ML676   10266132621      95,200.00    11/28/96   10/28/11    178.88    11/28/96    85.0      10.000           835.45
 ML676   10266132643      82,232.55    12/01/96   11/01/11    179.00    01/01/97    75.0      11.350           955.90
 ML676   10266132665      80,000.00    12/01/96   11/01/11    179.00    12/01/96    80.0      12.900         1,006.94
 ML676   10266132666      14,981.80    11/23/96   10/23/11    178.72    12/23/96    67.2      11.850           178.58
 ML676   10266132712      20,285.97    11/07/96   10/07/11    178.19    12/07/96    85.0      13.700           235.72
 ML676   10266132718      17,800.00    12/01/96   11/01/16    239.00    12/01/96    79.4      13.990           221.22
 ML676   10266132733     110,380.02    12/01/96   11/01/26    359.00    01/01/97    85.0      12.600         1,187.90
 ML676   10266132745      25,325.00    11/21/96   10/21/16    238.65    12/21/96    84.7      10.100           246.07
 ML676   10266132751      41,200.00    12/01/96   11/01/11    179.00    12/01/96    71.3      11.850           490.50
 ML676   10266132767      59,335.24    11/18/96   10/18/26    358.55    12/18/96    90.0      10.900           561.20
 ML676   10266132813      76,968.32    11/21/96   10/21/26    358.65    12/21/96    70.0      12.250           806.88
 ML676   10266132860      22,527.00    12/04/96   11/04/11    179.11    12/04/96    82.7      11.100           257.46
 ML676   10266132952     118,300.00    11/09/96   10/09/11    178.26    11/09/96    70.0      10.200         1,055.69
 ML676   10266133007      50,000.00    12/01/96   11/01/11    179.00    12/01/96    75.3      10.350           548.06
 ML676   10266133018     141,750.00    11/04/96   10/04/11    178.09    12/04/96    74.6      12.950         1,562.50
 ML676   10266133149      71,200.00    12/05/96   11/05/16    239.15    12/05/96    74.9      10.950           732.50
 ML676   10266133178      43,326.00    12/01/96   11/01/16    239.00    12/01/96    88.5      11.950           475.55
 ML676   10266133210      12,684.74    11/25/96   10/25/11    178.78    12/25/96    79.9      15.350           164.14
 ML676   10266133218      32,750.00    12/04/96   11/04/11    179.11    12/04/96    72.3      13.750           381.57
 ML676   10266133221      54,962.23    11/16/96   10/16/11    178.49    12/16/96    89.4      11.350           637.27
 ML676   10266133226      17,700.00    11/28/96   10/28/11    178.88    11/28/96    78.8      13.500           229.80
 ML676   10266134099      22,543.40    11/02/96   10/02/11    178.03    12/02/96    89.9      11.400           262.11
 ML676   10266134100      70,000.00    12/04/96   11/04/11    179.11    12/04/96    60.8      10.900           661.34
 ML676   10266134140     111,350.00    12/06/96   11/06/26    359.18    12/06/96    85.0      10.900         1,052.01
 ML676   10266134165      22,943.40    12/04/96   11/04/16    239.11    01/04/97    85.0      12.750           265.38
 ML676   10266134217      90,950.00    11/23/96   10/23/11    178.72    12/23/96    85.0      13.875         1,068.65
 ML676   10266134285      37,896.81    11/24/96   10/24/06    118.75    12/24/96    85.0       9.100           486.61
 ML676   10266134320      27,170.00    12/04/96   11/04/11    179.11    12/04/96    84.8      12.750           339.31
 ML676   10266134405      24,000.00    11/28/96   10/28/11    178.88    11/28/96    80.0      11.990           287.89
 ML676   10266134536      12,400.00    12/04/96   11/04/11    179.11    12/04/96    65.0      13.500           160.99
 ML676   10266134567      39,900.00    12/06/96   11/06/16    239.18    12/06/96    89.9      11.600           428.26
 ML676   10266134597     120,700.00    11/02/96   10/02/11    178.03    12/02/96    85.0      12.750         1,311.64
 ML676   10266134609      35,000.00    11/28/96   10/28/11    178.88    11/28/96    70.0      12.000           420.06
 ML676   10266134660      21,900.00    11/23/96   10/23/11    178.72    11/23/96    89.9      11.950           224.42
 ML676   10266134692      13,000.00    12/01/96   11/01/16    239.00    12/01/96    87.7      11.250           136.40
 ML676   10266134759      58,344.61    12/01/96   11/01/11    179.00    01/01/97    90.0      10.850           659.41
 ML676   10266134769      50,000.00    12/01/96   11/01/16    239.00    12/01/96    55.5      11.250           524.63
 ML676   10266134778      14,964.90    11/21/96   12/21/11    180.65    12/21/96    35.8      10.750           167.40
 ML676   10266134813      10,000.00    11/28/96   10/28/11    178.88    11/28/96    74.6      13.750           131.50
 ML676   10266134838      24,811.71    12/01/96   11/01/11    179.00    01/01/97    77.8      12.500           308.13
 ML676   10266134899      60,600.00    11/28/96   10/28/11    178.88    11/28/96    89.5      11.250           698.32
 ML676   10266134917      23,650.00    12/01/96   11/01/11    179.00    12/01/96    79.4      13.500           307.05
 ML676   10266134929      51,803.26    11/28/96   10/28/26    358.88    12/28/96    62.6      13.990           615.72
 ML676   10266134953      32,400.00    12/01/96   11/01/11    179.00    12/01/96    70.0       9.850           345.20
 ML676   10266134957      17,500.00    12/01/96   11/01/11    179.00    12/01/96    84.9      11.900           208.90
 ML676   10266134972      42,998.94    11/15/96   10/15/11    178.45    12/15/96    77.1      13.000           475.67
 ML676   10266134973      21,500.00    12/01/96   11/01/16    239.00    12/01/96    85.0      12.750           248.07
 ML676   10266135011      36,615.78    11/18/96   10/18/11    178.55    01/18/97    51.3      12.000           380.59
 ML676   10266135024      25,000.00    11/04/96   10/04/11    178.09    12/04/96    87.7      12.750           271.67
 ML676   10266135030      72,432.20    11/04/96   10/04/16    238.09    12/04/96    84.0      13.150           858.33
 ML676   10266135034      19,000.00    12/01/96   11/01/11    179.00    12/01/96    85.5      11.950           227.42
 ML676   10266135075      39,600.00    12/01/96   11/01/11    179.00    12/01/96    79.9      11.250           456.33
 ML676   10266135110      42,288.82    12/04/96   11/04/16    239.11    01/04/97    83.3       9.850           405.92
 ML676   10266135169      29,948.15    11/28/96   10/28/11    178.88    12/28/96    65.2       9.950           321.46
 ML676   10266135171      43,119.00    12/01/96   11/01/11    179.00    12/01/96    79.8      13.000           545.56
 ML676   10266135177      81,000.00    12/01/96   11/01/26    359.00    12/01/96    85.2      10.850           762.22
 ML676   10266135238      55,250.00    12/01/96   11/01/11    179.00    12/01/96    85.0       9.990           593.38
 ML676   10266135242      22,700.00    12/01/96   11/01/11    179.00    12/01/96    79.9      10.500           250.93
 ML676   10266135247      97,200.00    12/01/96   11/01/11    179.00    12/01/96    80.0      10.750           907.34
 ML676   10266135274      19,700.00    12/01/96   11/01/11    179.00    12/01/96    89.6      11.950           235.80

                                                                         Page 11
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
 ML676   10266135294  MARTIN JAMES MATTHEW         630 EVANS PLACE                 PUEBLO                  CO    81004   54,000.00
 ML676   10266135296  LANGER MARJORIE G            1145 EAST 11000 SOUTH           SANDY                   UT    84094   22,000.00
 ML676   10266135327  ARMBRUST BRUCE               7314 SOUTH CODY STREET          LITTLETON               CO    80123   33,034.00
 ML676   10266135520  BLEECKE WAGENEN IV GARRAT    1575 CHRISTINA LANE             NORTHBROOK              IL    60062  163,000.00
 ML676   10266135529  INGOGLIA CHERYL              3535 W. 74TH ST.                CHICAGO                 IL    60629   11,600.00
 ML676   10266135571  BEACH RANDY A                8651 NORWICH STREET             WESTMINSTER             CO    80030   45,000.00
 ML676   10266135619  DALESSANDRI THOMAS P         175 OAK RUN                     CARBONDALE              CO    81623  112,600.00
 ML676   10266135711  BEISEL STEPHEN R             1 DELAWARE ROAD                 MANITOU SPRINGS         CO    80829   63,000.00
 ML676   10266135885  ACOSTA GREGORY J             731 EAST BARROWS AVENUE         SALT LAKE CITY          UT    84106   39,761.00
 ML676   10266135940  FERNANDEZ ELVIRA S           1708 NORTH CLARENCE             ARLINGTON HEIGHTS       IL    60004   40,000.00
 ML676   10266135983  HANSEN HAPPI T               113 NORTH VALLEY VIEW DRIVE     NORTH SALT LAKE         UT    84054   30,000.00
 ML676   10266136003  SCHAFER BARRY W              3175 - 3185 JAY STREET          WHEAT RIDGE             CO    80214   63,000.00
 ML676   10266136114  NELSON MARDELL T             5823 SOUTH 2450 WEST            ROY                     UT    84067   17,486.00
 ML676   10266136263  REYNOLDS DALLAS KENT         170 WEST 29TH STREET            DURANGO                 CO    81301   50,000.00
 ML676   10266136368  GARDNER WILLIAM D            4983 WEST HELLAS DRIVE          WEST VALLEY CITY        UT    84120   30,000.00
 ML676   10266136369  HENSLEY MARTY M              4426 SOUTH BOURDEAUX WAY        WEST VALLEY CITY        UT    84120   58,750.00
 ML676   10266136371  NIELSEN C LYNN               4674 WEST 4000 SOUTH            WEST HAVEN              UT    84315   11,000.00
 ML676   10266136373  HAMAN SANDRA K               261 SOUTH 300 WEST              KAYSVILLE               UT    84037   23,500.00
 ML676   10266136398  CRUZ HENRY C                 3924 WEST 63RD PLACE            ARVADA                  CO    80003  128,700.00
 ML676   10266136459  BOWERS GENE L                507 EAST HOLSTEIN WAY           MURRAY                  UT    84107  100,000.00
 ML676   10266136529  LYMAN RICHARD O              6516 WARREN AVENUE              EDINA                   MN    55439   40,000.00
 ML676   10266136578  SHAFFER DANIEL E             189 EAST 175 SOUTH              NORTH SALT LAKE         UT    84054   56,200.00
 ML676   10266136581  MERRILL MATTHEW              2545 SOUTH MELBOURNE STREET     SALT LAKE CITY          UT    84106   43,830.00
 ML676   10266136680  BONNER EDWARD W              1025 NORTH 950 EAST             BOUNTIFUL               UT    84010   12,775.00
 ML676   10266136681  PICKETT DAN K                649 WEST FREMONT CIRCLE         CENTERVILLE             UT    84014   20,367.00
        -------------------------------------------                                                                   ------------
              149     Sale Total                                                                                      7,923,836.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
 ML676   10266135294      54,000.00    12/04/96   11/04/26    359.11    12/04/96    78.2      10.450           491.94
 ML676   10266135296      21,978.75    11/07/96   10/07/11    178.19    12/07/96    77.2      11.500           217.86
 ML676   10266135327      32,939.96    12/01/96   11/01/16    239.00    01/01/97    80.0      13.990           410.54
 ML676   10266135520     163,000.00    11/22/96   10/22/16    238.68    11/22/96    79.9      13.100         1,921.29
 ML676   10266135529      11,582.70    11/28/96   10/28/11    178.88    12/28/96    74.8      12.000           139.22
 ML676   10266135571      44,893.61    12/01/96   11/01/11    179.00    01/01/97    84.7      12.750           561.98
 ML676   10266135619     112,600.00    11/25/96   10/25/11    178.78    12/25/96    79.1      11.250         1,093.64
 ML676   10266135711      63,000.00    11/21/96   10/21/11    178.65    12/21/96    70.0      10.750           588.09
 ML676   10266135885      39,731.44    12/01/96   11/01/11    179.00    01/01/97    89.9      12.750           432.08
 ML676   10266135940      40,000.00    12/01/96   11/01/11    179.00    12/01/96    30.7      11.500           467.28
 ML676   10266135983      29,976.68    11/16/96   10/16/11    178.49    12/16/96    68.6      12.200           363.92
 ML676   10266136003      63,000.00    12/01/96   11/01/11    179.00    12/01/96    69.9      10.100           557.53
 ML676   10266136114      17,486.00    11/17/96   10/17/16    238.52    11/17/96    89.6      12.750           201.76
 ML676   10266136263      50,000.00    12/01/96   11/01/11    179.00    12/01/96    70.0      12.000           600.08
 ML676   10266136368      29,956.40    11/21/96   10/21/11    178.65    12/21/96    66.8      12.100           361.98
 ML676   10266136369      58,652.43    11/21/96   10/21/11    178.65    12/21/96    89.7      12.750           733.69
 ML676   10266136371      10,999.05    11/21/96   10/21/11    178.65    12/21/96    70.0      12.250           133.79
 ML676   10266136373      23,470.88    11/21/96   10/21/11    178.65    12/21/96    79.5      13.100           298.88
 ML676   10266136398     128,700.00    12/05/96   11/05/26    359.15    12/05/96    90.0      11.450         1,269.60
 ML676   10266136459      99,990.05    11/22/96   10/22/11    178.68    12/22/96    77.4      12.200         1,213.07
 ML676   10266136529      39,850.31    12/01/96   11/01/11    179.00    01/01/97    71.5      13.250           512.69
 ML676   10266136578      56,200.00    11/23/96   10/23/11    178.72    11/23/96    87.6      12.750           610.72
 ML676   10266136581      43,789.96    11/23/96   10/23/11    178.72    12/23/96    78.7      11.500           434.04
 ML676   10266136680      12,775.00    11/25/96   10/25/11    178.78    11/25/96    57.9      11.500           149.24
 ML676   10266136681      20,367.00    11/25/96   10/25/11    178.78    11/25/96    89.9      12.750           221.33
                     --------------                      -----------           ----------------------------------
                       7,917,863.98                           220.00                77.2      11.754        84,672.46

                                                                         Page 12
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
 ML677   10266102028  ROBERTS PATRICK W            6159 EAST 31ST STREET           INDIANAPOLIS            IN    46226   53,200.00
 ML677   10266109890  GIBSON NANCY LABBE           30 ELM STREET                   PEMBROKE                MA    02359   28,000.00
 ML677   10266122068  AWGUL JAMES A                1098 NUGENT AVENUE              BAY SHORE               NY    11706   28,400.00
 ML677   10266126033  MAKULA CARL A JR             43-19 61ST STREET               WOODSIDE                NY    11377   50,000.00
 ML677   10266127063  JEAN JOSEPH JEAN             118-120 SAYRE STREET            ELIZABETH               NJ    07208  151,200.00
 ML677   10266127669  CHRISTIANSEN RONALD          448 FERNDALE PLACE              KEYPORT                 NJ    07735   13,106.00
 ML677   10266128338  SCHULTZ DANNY H              376 SOUTH 975 EAST              LAYTON                  UT    84041   34,620.00
 ML677   10266128698  BURKE RICHARD I              3274 WEST 14TH AVENUE           EUGENE                  OR    97402   23,100.00
 ML677   10266128719  GREER RICHARD A              7620 NORTH 14TH STREET          PHOENIX                 AZ    85020   14,921.00
 ML677   10266128745  SIDEL WILLIAM L              874 WALES ROAD NE               MASSILLON               OH    44646   36,300.00
 ML677   10266128953  KEYS THOMAS JOHN             434 CENTURY VISTA DRIVE         ARNOLD                  MD    21012   28,500.00
 ML677   10266129028  JONES SIGMON JR              2 PHINEAS STREET                MEDFORD                 NY    11763   64,600.00
 ML677   10266129033  PHAM DUNG ANH                500 TIGERWOOD WAY               SAN JOSE                CA    95111   42,750.00
 ML677   10266129344  MARTE ALBERTO                53 BRIGHTON AVENUE              PERTH AMBOY             NJ    08861   58,150.00
 ML677   10266129348  SWANSON MARK TODD            6826 SOUTH DENNIS DRIVE         TEMPE                   AZ    85283   10,173.00
 ML677   10266129890  SPRIGGS YVONNE D             1024 ROLLERSTON STREET          HARRISBURG              PA    17104   41,310.00
 ML677   10266129913  LAHMANN MARVIN B             6609 E VICTORIA DRIVE           TUCSON                  AZ    85730   12,680.00
 ML677   10266130386  WIKE GREG M                  18225 SW ROSA ROAD              ALOHA                   OR    97007   50,785.00
 ML677   10266130442  HERNANDEZ CAMILLE S          3839 WEST OWENSBORO DRIVE       WEST JORDAN             UT    84084   45,000.00
 ML677   10266130517  ANDREWS PATRICIA A           33 GLAD STREET                  DAISYTOWN               PA    15427   26,165.00
 ML677   10266130651  FULLER CHARLES W             2086 PETERSON                   RYE                     CO    81069   27,500.00
 ML677   10266130722  MCCABE WALTER G              7601 WEST WILLOW AVENUE         PEORIA                  AZ    85381   15,085.00
 ML677   10266130891  MONACO JULIA B               6402 WOODCREST AVE              PHILADELPHIA            PA    19151   26,049.00
 ML677   10266131108  HIEBERT JACK K               5252 STRATHMORE DRIVE           MECHANICSBURG           PA    17055   57,950.00
 ML677   10266131243  MCMILLON JOEL                3046 W LIBERTY TREE LANE        TUCSON                  AZ    85741   26,475.00
 ML677   10266131302  GARCIA DANNY J               518 ST FRANCIS DRIVE            SANTA FE                NM    87501   47,000.00
 ML677   10266131334  WALKER EARL WAYNE            921 DAFFODIL                    WATERFORD               MI    48327   69,700.00
 ML677   10266131350  GREENE CHARLES F             5423 PLEASANT AVENUE            NORTH RIDGEVILLE        OH    44039   72,000.00
 ML677   10266131360  GOMM KATHY L                 6700 WEST 3830 SOUTH            WEST VALLEY CITY,       UT    84120   80,000.00
 ML677   10266131475  LEIDY ALAN R                 1056 RT 271 SOUTH               LIGONIER                PA    15658   25,000.00
 ML677   10266131535  BEENY NIKKI                  4944 WEST CORINADER COURT       SALT LAKE CITY          UT    84118   16,584.00
 ML677   10266131578  KONDRAS SAM                  1650 DENNISON ROAD              HOFFMAN ESTATES         IL    60195   34,000.00
 ML677   10266131721  PEEK ERIC L                  3342 E.125TH STREET             CLEVELAND               OH    44120   52,000.00
 ML677   10266131731  YOUNG JAMES P                1136 E WESLEYAN DRIVE           TEMPE                   AZ    85282   23,145.00
 ML677   10266131846  NINOW RICHARD D              1922 WEST MANTLE AVENUE         SALT LAKE CITY          UT    84119   18,375.00
 ML677   10266132003  LAPP DAVID A                 37 WOOD LAWN DRIVE              SCHUYLKILL HAVEN        PA    17972  102,500.00
 ML677   10266132039  LOFTSGARD GARY A             6431 EAST DALE LANE             SCOTTSDALE              AZ    85331   19,000.00
 ML677   10266132053  GALBRAITH MARVIN J           1754 SOUTH VANCOUVER COURT      LAKEWOOD                CO    80228   20,270.00
 ML677   10266132141  NIETO ROGER T                1932 163RD STREET EAST          TACOMA                  WA    98445   36,700.00
 ML677   10266132175  LANNIN WAYNE C               3415 CHEROKEE DRIVE S           SALEM                   OR    97302   30,000.00
 ML677   10266132181  ARMSTRONG DOUGLAS K          106 CURTIS AVE                  NEWBURG                 PA    17240  116,080.00
 ML677   10266132183  MILLER RICHARD F             2717 KENT COURT                 PENNSAUKEN              NJ    08109  101,500.00
 ML677   10266132284  BUFFONE LOUIS                102 CEDAR LANE                  LEBANON                 PA    17046   98,500.00
 ML677   10266132292  MARTINEZ ANTONIO             141 TROY RD                     EAST HANOVER            NJ    07936   35,000.00
 ML677   10266132294  HOLT WALLACE C               4326 WEST STANE AVENUE          WEST VALLEY CITY        UT    84120   18,800.00
 ML677   10266132296  HOLLEY JUDI M                14017 116TH AVENUE EAST         PUYALLUP                WA    98374   54,000.00
 ML677   10266132655  GARDINER JOHN G              2324 NE 54TH AVENUE             PORTLAND                OR    97213   16,661.00
 ML677   10266132810  GORECKI SCOT                 15540 SOUTH 117TH COURT         ORLAND PARK             IL    60462   33,700.00
 ML677   10266132821  SHAMBERGER TOYENA L          15036 WESTERN                   HARVEY                  IL    60426   52,200.00
 ML677   10266132933  SMITH ALLEN D                1353 SUNCREST WAY               COLORADO SPRINGS        CO    80906   41,548.00
 ML677   10266132985  SPARACIO CHERYL A            417 PRESTON RD                  CHERRY HILL             NJ    08034   18,400.00
 ML677   10266132994  WERNER SUSAN J               12820 NORTHEAST 102ND PLACE     KIRKLAND                WA    98033   26,000.00
 ML677   10266133041  GRAY DAVID JOHN              592 EAST 400 NORTH              GENOLA                  UT    84655  105,000.00
 ML677   10266133043  BIONDI MEL J                 2380 HOVER DRIVE                CASTLE ROCK             CO    80104   17,450.00
 ML677   10266133053  KERR ELLEN D                 732 W. 60TH PLACE               CHICAGO                 IL    60621   27,000.00
 ML677   10266133054  PADLEY DONALD R              1118 HEAVEN'S GATE              LAKE IN THE HILLS       IL    60102   53,800.00
 ML677   10266133162  CAMP ROBERT D                8615 NE 110TH AVENUE            VANCOUVER               WA    98662   20,500.00
 ML677   10266133225  FONTANETTI CARLOS MOZART     595 SOUTH 1660 EAST             PLEASANT GROVE          UT    84062   36,500.00
 ML677   10266134086  ELLIS CLAUDIA J              2159 GARNET DRIVE               EAGAN                   MN    55122   63,400.00
 ML677   10266134125  DULL JASON M                 105 HERITAGE ROAD               EPHRATA                 PA    17522   75,240.00
 ML677   10266134128  SANCHEZ PATTY A              16372 EAST 7TH DRIVE            AURORA                  CO    80011   35,000.00
 ML677   10266134137  FRAZIER SHARON               229 EAST MAPLE AVENUE           DENVER                  CO    80209   45,137.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
 ML677   10266102028      52,814.29    04/13/96   03/13/26    351.35    12/13/96    70.0       9.400           443.46
 ML677   10266109890      27,271.48    05/25/96   04/25/11    172.77    12/25/96    67.3      11.200           321.77
 ML677   10266122068      28,241.10    07/18/96   06/18/11    174.54    11/18/96    89.0      11.500           331.77
 ML677   10266126033      49,666.90    09/12/96   08/12/16    236.35    12/12/96    87.8      13.450           601.89
 ML677   10266127063     151,200.00    12/01/96   11/01/11    179.00    12/01/96    90.0      11.750         1,526.23
 ML677   10266127669      13,106.00    11/15/96   10/15/11    178.45    12/15/96    78.7      14.950           182.98
 ML677   10266128338      34,620.00    10/10/96   09/10/11    177.30    12/10/96    89.9      13.800           404.73
 ML677   10266128698      23,004.67    11/18/96   10/18/11    178.55    12/18/96    89.0      11.350           267.65
 ML677   10266128719      14,921.00    11/11/96   10/11/16    238.32    12/11/96    80.0      13.500           180.15
 ML677   10266128745      36,300.00    11/28/96   10/28/11    178.88    11/28/96    60.0      11.600           426.36
 ML677   10266128953      28,500.00    10/25/96   09/25/11    177.80    11/25/96    89.9      13.150           363.41
 ML677   10266129028      64,564.47    10/06/96   09/06/11    177.17    12/06/96    85.0      10.950           612.76
 ML677   10266129033      42,658.88    11/21/96   10/21/11    178.65    12/21/96    89.3      12.250           519.97
 ML677   10266129344      58,150.00    12/01/96   11/01/11    179.00    12/01/96    84.9      13.790           679.35
 ML677   10266129348      10,173.00    11/09/96   10/09/11    178.26    12/09/96    84.8      13.550           132.42
 ML677   10266129890      41,232.56    11/04/96   10/04/26    358.09    01/04/97    90.0      11.050           394.97
 ML677   10266129913      12,645.07    11/18/96   10/18/11    178.55    12/18/96    82.4      12.350           155.05
 ML677   10266130386      50,785.00    01/01/97   12/01/11    180.00    01/01/97    75.0      12.500           542.01
 ML677   10266130442      45,000.00    01/01/97   12/01/26    360.00    01/01/97    52.3      10.700           418.38
 ML677   10266130517      26,165.00    12/05/96   11/05/11    179.15    12/05/96    30.7      10.250           285.19
 ML677   10266130651      27,488.68    11/25/96   10/25/16    238.78    12/25/96    52.4      12.500           312.44
 ML677   10266130722      15,085.00    11/21/96   10/21/11    178.65    11/21/96    89.9      12.600           186.91
 ML677   10266130891      26,049.00    11/16/96   10/16/06    118.49    12/16/96    89.5      12.700           384.34
 ML677   10266131108      57,902.11    11/16/96   10/16/11    178.49    12/16/96    89.9      10.990           658.29
 ML677   10266131243      26,446.62    11/17/96   10/17/11    178.52    12/17/96    84.9      12.350           323.73
 ML677   10266131302      47,000.00    11/24/96   10/24/11    178.75    12/24/96    34.5      10.750           438.74
 ML677   10266131334      69,700.00    12/01/96   11/01/16    239.00    12/01/96    85.0       9.800           663.41
 ML677   10266131350      71,894.31    11/22/96   10/22/26    358.68    12/22/96    80.0      13.500           824.70
 ML677   10266131360      80,000.00    12/05/96   11/05/26    359.15    12/05/96    77.6      12.500           853.81
 ML677   10266131475      25,000.00    12/01/96   11/01/11    179.00    12/01/96    59.4      10.900           282.58
 ML677   10266131535      16,584.00    01/01/97   12/01/11    180.00    01/01/97    84.9      12.750           180.22
 ML677   10266131578      33,936.32    12/01/96   11/01/16    239.00    01/01/97    47.8      11.750           368.46
 ML677   10266131721      52,000.00    12/01/96   11/01/26    359.00    12/01/96    88.1      10.950           493.24
 ML677   10266131731      23,135.54    11/23/96   10/23/11    178.72    12/23/96    80.0      13.500           300.50
 ML677   10266131846      18,375.00    12/01/96   11/01/11    179.00    12/01/96    85.0      13.350           236.74
 ML677   10266132003     102,500.00    11/21/96   10/21/11    178.65    11/21/96    70.6      10.500           937.61
 ML677   10266132039      18,893.04    11/09/96   10/09/11    178.26    12/09/96    79.8      12.800           207.21
 ML677   10266132053      20,270.00    01/01/97   12/01/11    180.00    01/01/97    64.2      15.250           260.36
 ML677   10266132141      36,700.00    12/01/96   11/01/11    179.00    12/01/96    79.6      13.990           434.56
 ML677   10266132175      29,978.60    11/21/96   10/21/11    178.65    12/21/96    86.9      11.350           347.60
 ML677   10266132181     116,080.00    12/01/96   11/01/16    239.00    12/01/96    85.9      10.700         1,174.56
 ML677   10266132183     101,500.00    11/23/96   10/23/11    178.72    11/23/96    70.0      11.000         1,153.65
 ML677   10266132284      98,500.00    11/21/96   10/21/11    178.65    11/21/96    89.9      10.700           915.78
 ML677   10266132292      35,000.00    12/04/96   11/04/06    119.11    12/04/96    81.8      13.700           537.14
 ML677   10266132294      18,751.76    11/22/96   10/22/11    178.68    12/22/96    84.9      13.350           213.12
 ML677   10266132296      53,919.00    11/28/96   10/28/11    178.88    12/28/96    57.9      12.000           648.09
 ML677   10266132655      16,661.00    01/01/97   12/01/16    240.00    01/01/97    85.0      12.750           192.24
 ML677   10266132810      33,700.00    11/28/96   10/28/11    178.88    11/28/96    89.9      11.150           386.21
 ML677   10266132821      52,200.00    11/28/96   10/28/11    178.88    11/28/96    90.0      11.450           514.94
 ML677   10266132933      41,420.99    12/01/96   11/01/11    179.00    01/01/97    90.0      11.350           481.40
 ML677   10266132985      18,400.00    12/01/96   11/01/06    119.00    12/01/96    89.1      12.750           272.03
 ML677   10266132994      26,000.00    12/01/96   11/01/16    239.00    12/01/96    77.9      13.000           304.61
 ML677   10266133041     105,000.00    12/05/96   11/05/11    179.15    12/05/96    75.0      10.600           968.34
 ML677   10266133043      17,406.53    01/01/97   12/01/11    180.00    02/01/97    85.0      12.750           189.63
 ML677   10266133053      26,938.06    12/01/96   11/01/16    239.00    01/01/97    54.0       9.550           252.56
 ML677   10266133054      53,786.52    11/23/96   10/23/16    238.72    12/23/96    74.9      11.600           577.45
 ML677   10266133162      20,500.00    11/21/96   10/21/11    178.65    12/21/96    79.9      13.990           272.87
 ML677   10266133225      36,500.00    12/04/96   11/04/11    179.11    12/04/96    84.3      10.700           408.01
 ML677   10266134086      63,400.00    12/04/96   11/04/11    179.11    12/04/96    89.8      11.950           758.87
 ML677   10266134125      75,240.00    12/01/96   11/01/11    179.00    12/01/96    90.0      11.100           722.22
 ML677   10266134128      35,000.00    12/01/96   11/01/11    179.00    12/01/96    84.6      12.750           437.09
 ML677   10266134137      45,137.00    12/04/96   11/04/11    179.11    12/04/96    79.9      10.100           399.45

                                                                         Page 13
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
 ML677   10266134191  HENSON JR WILLIAM B          1303 HARTFORD STREET            COLORADO SPRINGS        CO    80906   13,500.00
 ML677   10266134207  TRELOAR RUSSELL W            5529 N PALETHORP ST             PHILADELPHIA            PA    19120   22,300.00
 ML677   10266134315  DAHLEN LEONARD V             4310 EAST MAIN STREET           HILLSBORO               OR    97123  175,000.00
 ML677   10266134363  BIGLIN JEFFREY W             12950 NE RED HILLS ROAD         NEWBERG                 OR    97132   71,650.00
 ML677   10266134402  AULTMAN MICHELLE             6092 SOUTH CODY WAY             LITTLETON               CO    80123   91,500.00
 ML677   10266134407  BALDWIN SCOTT A              515 BALDWIN AVENUE NE           SALEM                   OR    97301   93,500.00
 ML677   10266134464  STEWART FRED L               7135 GERSHWIN COURT             COLORADO SPRINGS        CO    80911  121,500.00
 ML677   10266134472  BUSKIRK ADAM C VAN           3040 RUNNING VALLEY RD          STROUDSBURG             PA    18360   68,000.00
 ML677   10266134500  BANDA ALEX G                 2060 WYANDOTTE AVENUE           LAKEWOOD                OH    44107   20,500.00
 ML677   10266134531  FOWLER ROBERT M JR           609 GLENDALE ROAD               HAVERTOWN               PA    19083   25,000.00
 ML677   10266134710  DECKER JAMES M               534 EAST PAPAGO DRIVE           TEMPE                   AZ    85281   52,500.00
 ML677   10266134757  MCPHAIL HOLLY L              3460 EAST NIELSEN LANE          DENVER                  CO    80210   36,850.00
 ML677   10266134879  ORMSBEE JAMES E              2793 EAST 2100 NORTH            LAYTON                  UT    84040   40,000.00
 ML677   10266134915  FIX MERRY LYNN               7238 SOUTH SUNDOWN CIRCLE       LITTLETON               CO    80120   26,000.00
 ML677   10266134932  JANKIEWICZ ZBIGNIEW          14643 S. PEBBLECREEK DRIVE      LOCKPORT                IL    60441   26,300.00
 ML677   10266134943  LITZAU JEFFREY A             1241 KADLER AVENUE NE           ST. MICHAEL             MN    55376   61,500.00
 ML677   10266135065  LELO ALMA                    8811 COLFAX AVENUE              CHICAGO                 IL    60617   12,500.00
 ML677   10266135068  HAYEN WILLIAM                3050 JACQUELINE DRIVE           ROCKFORD                IL    61109   16,500.00
 ML677   10266135070  BOWERS TERRY L               410 SOUTH 3RD STREET            PEOTONE                 IL    60468   99,000.00
 ML677   10266135185  WIATRAK SCOTT A              4345 SEDATE LANE                COLORADO SPRINGS        CO    80917   44,402.00
 ML677   10266135270  SADORUS CHRYLE F             3708 ADIRONDACK DRIVE           COLORADO SPRINGS        CO    80918   17,400.00
 ML677   10266135295  ZIEGLOWSKY JAMES C           4550 WEST OLD HIGHWAY           MORGAN                  UT    84050   47,000.00
 ML677   10266135363  GIBSON ALONZO THOMAS         149 E. 114TH PLACE              CHICAGO                 IL    60628   36,500.00
 ML677   10266135365  SAX MICHAEL D                317 VILLA RD.                   STREAMWOOD              IL    60107   31,200.00
 ML677   10266135366  SENA CARMEN                  1925 WEST OHIO STREET           CHICAGO                 IL    60622   50,000.00
 ML677   10266135442  ALLEN LARRY D                1929 SOUTH 925 WEST             WOODS CROSS             UT    84087   11,300.00
 ML677   10266135445  WIMBER MARK L                3262 WEST 5860 SOUTH            SALT LAKE CITY          UT    84118   38,200.00
 ML677   10266135472  LE JOHNXA                    4655 234TH AVENUE SE            ISSAQUAH                WA    98027  115,470.00
 ML677   10266135528  PABON EUGENE                 23 SIEVERWOOD COURT             STREAMWOOD              IL    60107   21,100.00
 ML677   10266135557  JOHNSON LINDA S              2459 PASEO ROAD NORTH           COLORADO SPRINGS        CO    80907   15,000.00
 ML677   10266135560  MCDONALD MOLLY H             2325 EAST ARBOR LANE            SALT LAKE CITY          UT    84117   51,875.00
 ML677   10266135570  GRYNKEWICZ EDWARD B          32 BRUSH CREEK ROAD             MANOR                   PA    15665   27,500.00
 ML677   10266135614  MYRICK DOUGLAS J             16520 MOUNT HERMAN LANE         MONUMENT                CO    80132   60,000.00
 ML677   10266135662  ULPINDO CONSORCIA            5495 BALLARD WAY                NORCROSS                GA    30071   23,100.00
 ML677   10266135704  GURULE BARRY P               2060 SOUTH WOLFF STREET         DENVER                  CO    80219   34,000.00
 ML677   10266135731  PINELLE PATRICIA S           1435 EAST 5TH STREET            PUEBLO                  CO    81001   40,400.00
 ML677   10266135736  RODRIGUEZ CARLOS             2556 CLARKE ST                  RIVER GROVE             IL    60171   23,500.00
 ML677   10266135756  PELKER WALTER J III          604 SCHUYLKILL AVENUE           READING                 PA    19601   34,000.00
 ML677   10266135826  SIZER IRENE A                821 SOUTH TAYLOR AVENUE         OAK PARK                IL    60304  140,000.00
 ML677   10266135884  WESTLEY LINDA L              113 OLD SPIESS CHURCH ROAD      READING                 PA    19606  170,000.00
 ML677   10266135894  CHAMPLIN CHRISTINE D         418 NIAGARA STREET              COLORADO SPRINGS        CO    80911   22,000.00
 ML677   10266136017  MOLT ROBERT J                6805 NORTHEAST NEPTUNE AVENUE   GLENEDEN BEACH          OR    97388  240,000.00
 ML677   10266136021  JABECK PETER                 98 ROYAL OAK DRIVE              VERNON HILLS            IL    60061   58,000.00
 ML677   10266136128  MOSS JAMES C                 911 EAST GREEN OAKS DRIVE       BOUNTIFUL               UT    84010   37,470.00
 ML677   10266136234  KNECHT JOHN C                512 MEADOW STATION CIRCLE       PARKER                  CO    80134   45,000.00
 ML677   10266136355  MOODY STEVEN RAY             1393 EAST 1650 NORTH            LAYTON                  UT    84040   45,000.00
 ML677   10266136374  BAKER KEVIN J                3241 WEST 12075 SOUTH           RIVERTON                UT    84065   24,950.00
 ML677   10266136392  MARINO VIRGINIA RAE          250 RED ROCKS VISTA LANE        MORRISON                CO    80465   68,000.00
 ML677   10266136451  BROWN MILTON RAY             442 NORTH 2220 WEST             PROVO                   UT    84601   62,300.00
 ML677   10266136452  KUNZ HEBER                   4886 SOUTH 4980 WEST            SALT LAKE CITY          UT    84118   50,000.00
 ML677   10266136461  CHAPMAN DAVID E              45 NORTH WENDELL LANE           ROOSEVELT               UT    84066   38,500.00
 ML677   10266136482  HOWARD FRANKIE L             1760 SOUTH OURAY COURT          AURORA                  CO    80017   23,738.00
 ML677   10266136712  ROTOLA JOHN                  1925 SOUTH ROUTT COURT          LAKEWOOD                CO    80227  118,179.00
 ML677   10266136936  POLLOCK TODD N               233 SOUTH 700 EAST              CLEARFIELD              UT    84015   26,348.00
 ML677   10266137147  SOMERVILLE LANCE A           4521 WEST 4955 SOUTH            SALT LAKE CITY          UT    84118   30,890.00
 ML677   10266137223  JOURDAIN EDWIN B III         2032 DARROW AVENUE              EVANSTON                IL    60201   65,000.00
 ML677   10266137335  FOWLER MARRDELLA M           11518 SOUTH SANDY CREEK DRIVE   SANDY                   UT    84094   13,500.00
        -------------------------------------------                                                                   ------------
              119     Sale Total                                                                                      5,778,131.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
 ML677   10266134191      13,500.00    12/12/96   11/12/11    179.38    12/12/96    77.1      12.100           162.89
 ML677   10266134207      22,182.04    12/01/96   11/01/16    239.00    01/01/97    89.9      11.400           236.28
 ML677   10266134315     175,000.00    12/05/96   11/05/16    239.15    12/05/96    70.0      10.750         1,776.65
 ML677   10266134363      71,650.00    01/01/97   12/01/11    180.00    01/01/97    74.6      11.250           825.65
 ML677   10266134402      91,500.00    01/01/97   12/01/26    360.00    01/01/97    74.3      11.750           923.61
 ML677   10266134407      93,500.00    01/01/97   12/01/11    180.00    01/01/97    81.3      10.200           834.38
 ML677   10266134464     121,500.00    01/01/97   12/01/11    180.00    01/01/97    90.0      11.450         1,198.57
 ML677   10266134472      68,000.00    11/28/96   10/28/26    358.88    11/28/96    79.0      11.990           698.93
 ML677   10266134500      20,408.28    11/28/96   10/28/11    178.88    12/28/96    24.1       9.550           214.68
 ML677   10266134531      25,000.00    11/17/96   10/17/11    178.52    12/17/96    89.9      11.950           299.24
 ML677   10266134710      52,500.00    11/11/96   10/11/26    358.32    12/11/96    75.0      12.000           540.02
 ML677   10266134757      36,850.00    01/01/97   12/01/11    180.00    01/01/97    90.0      11.950           377.63
 ML677   10266134879      39,416.06    11/25/96   10/25/11    178.78    01/25/97    79.8      11.950           409.91
 ML677   10266134915      25,943.44    12/04/96   11/04/11    179.11    01/04/97    64.6      10.450           236.86
 ML677   10266134932      26,300.00    11/28/96   10/28/11    178.88    11/28/96    89.9      11.250           303.07
 ML677   10266134943      61,500.00    12/01/96   11/01/11    179.00    12/01/96    84.9      12.750           668.32
 ML677   10266135065      12,491.60    11/28/96   10/28/11    178.88    12/28/96    22.3      14.000           166.47
 ML677   10266135068      16,500.00    11/28/96   10/28/11    178.88    11/28/96    31.7      12.000           198.03
 ML677   10266135070      99,000.00    12/01/96   11/01/11    179.00    12/01/96    90.0      11.250         1,140.82
 ML677   10266135185      44,402.00    01/01/97   12/01/16    240.00    01/01/97    89.7      11.350           468.94
 ML677   10266135270      17,400.00    01/01/97   12/01/11    180.00    01/01/97    90.0      11.950           178.31
 ML677   10266135295      47,000.00    01/01/97   12/01/11    180.00    01/01/97    70.7      12.250           571.66
 ML677   10266135363      36,500.00    12/01/96   11/01/16    239.00    12/01/96    57.0      10.600           366.86
 ML677   10266135365      31,195.05    11/24/96   10/24/11    178.75    12/24/96    89.9      11.150           357.56
 ML677   10266135366      50,000.00    12/01/96   11/01/16    239.00    12/01/96    40.3      11.250           524.63
 ML677   10266135442      11,300.00    11/25/96   10/25/11    178.78    11/25/96    84.8      12.500           139.27
 ML677   10266135445      38,200.00    01/01/97   12/01/11    180.00    01/01/97    89.8      11.350           442.61
 ML677   10266135472     115,470.00    11/21/96   10/21/11    178.65    12/21/96    83.0      12.750         1,254.80
 ML677   10266135528      21,076.97    11/25/96   10/25/11    178.78    12/25/96    87.1      11.950           216.23
 ML677   10266135557      15,000.00    01/01/97   12/01/11    180.00    01/01/97    63.7      10.850           169.08
 ML677   10266135560      51,875.00    12/01/96   11/01/11    179.00    12/01/96    84.9      12.750           563.72
 ML677   10266135570      27,500.00    12/04/96   11/04/11    179.11    12/04/96    26.9      12.000           330.05
 ML677   10266135614      60,000.00    01/01/97   12/01/16    240.00    01/01/97    63.1      11.250           629.55
 ML677   10266135662      23,100.00    11/21/96   10/21/11    178.65    12/21/96    89.9      12.750           288.49
 ML677   10266135704      34,000.00    01/01/97   12/01/11    180.00    01/01/97    79.6      10.100           367.45
 ML677   10266135731      40,400.00    01/01/97   12/01/16    240.00    01/01/97    65.1      10.600           406.06
 ML677   10266135736      23,467.45    11/24/96   10/24/11    178.75    12/24/96    89.9      11.550           275.27
 ML677   10266135756      33,899.89    12/01/96   11/01/11    179.00    01/01/97    87.1      10.900           384.31
 ML677   10266135826     139,873.80    12/01/96   11/01/11    179.00    12/01/96    80.0      10.000         1,504.45
 ML677   10266135884     170,000.00    11/21/96   10/21/26    358.65    11/21/96    80.1      10.490         1,553.79
 ML677   10266135894      22,000.00    01/01/97   12/01/11    180.00    01/01/97    79.6      10.700           245.92
 ML677   10266136017     240,000.00    01/01/97   12/01/11    180.00    01/01/97    71.5      10.750         2,240.36
 ML677   10266136021      58,000.00    12/01/96   11/01/16    239.00    12/01/96    61.3       9.650           546.33
 ML677   10266136128      37,470.00    01/01/97   12/01/11    180.00    01/01/97    85.0      11.700           442.50
 ML677   10266136234      45,000.00    01/01/97   12/01/11    180.00    01/01/97    84.8      10.700           503.02
 ML677   10266136355      45,000.00    01/01/97   12/01/11    180.00    01/01/97    78.7      11.950           461.14
 ML677   10266136374      24,950.00    11/21/96   10/21/11    178.65    12/21/96    89.9      11.950           298.64
 ML677   10266136392      68,000.00    01/01/97   12/01/16    240.00    01/01/97    63.2      11.250           713.49
 ML677   10266136451      62,300.00    01/01/97   12/01/11    180.00    01/01/97    89.9      11.950           638.43
 ML677   10266136452      50,000.00    12/05/96   11/05/26    359.15    12/05/96    64.9      11.500           495.15
 ML677   10266136461      38,389.38    11/22/96   10/22/11    178.68    12/22/96    74.8      15.550           553.42
 ML677   10266136482      23,738.00    12/05/96   11/05/16    239.15    12/05/96    88.4      11.950           260.55
 ML677   10266136712     118,179.00    01/01/97   12/01/11    180.00    01/01/97    84.9      12.750         1,284.24
 ML677   10266136936      26,348.00    11/28/96   10/28/11    178.88    11/28/96    73.1      15.100           370.57
 ML677   10266137147      30,890.00    12/01/96   11/01/11    179.00    12/01/96    84.8      13.500           353.82
 ML677   10266137223      64,725.77    12/08/96   11/08/11    179.24    01/08/97    59.0      12.700           703.82
 ML677   10266137335      13,500.00    12/04/96   11/04/11    179.11    12/04/96    72.7      13.100           171.70
        ---------------------------                        ---------                ----------------------------------
              119      5,773,890.23                           212.86                77.7      11.566        61,754.41

                                                                         Page 14
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
MLC678   10268000026  WRATNY WILLIAM               367 BANK ST                     BATAVIA                 NY    14020   35,000.00
MLC678   10268000046  KHAN MUHAMMAD Z              8522 101ST ST                   RICHMOND HILL           NY    11418  182,400.00
MLC678   10268000054  CHICK KIMBERLY               73 WEST ST                      MANCHESTER              CT    06040   47,500.00
MLC678   10268000069  FORD CHRISTOPHER C           167 MARIEMONT AVE               BUFFALO                 NY    14220   55,000.00
MLC678   10268000131  BIRCH STEPHEN G              1145 MATIANUCK AVE              WINDSOR                 CT    06095   76,000.00
MLC678   10268000139  LY BEN HEANG                 6359 GRANT AVE                  PENNSAUKEN              NJ    08109   70,000.00
MLC678   10268000189  BERARDI DONATO M             167 BAY HARBOR BLVD             BRICK                   NJ    08723   39,000.00
MLC678   10268000214  ESSLING WILLIAM J            50 CLINTON ST                   MALVERNE                NY    11565   56,400.00
MLC678   10268000220  LEICHSENRING HANS W          9 OXEN HILL ROAD                TRUMBULL                CT    06611   70,000.00
MLC678   10268000233  GERKEN FRANK                 126 ELDER RD                    ISLIP                   NY    11751   50,000.00
MLC678   10268000246  NAM KYI JA                   8133 DONGAN AVE                 ELMHURST                NY    11373   55,000.00
MLC678   10268000256  JOHNSON JAMES F              8561 SHIPJACK PLACE             PASEDENA                MD    21122   37,250.00
MLC678   10268000265  BROWN EDWARD                 1027 EAST 230TH STREET          BRONX                   NY    10466  154,800.00
MLC678   10268000270  EYASSU AMARE                 1835 MONROE ST NE               WASHINGTON              DC    20018   34,500.00
MLC678   10268000279  COLE THELMA R                3922 OLIVER ST                  HYATTSVILLE             MD    20782   12,600.00
MLC678   10268000290  WINGO MARION                 122 WAINWRIGHT DRIVE            OLD BRIDGE              NJ    08857  175,500.00
MLC678   10268000291  FRANCIS PAULINE              101 -11 AVENUE J                BROOKLYN                NY    11236  189,000.00
MLC678   10268000330  HANDZLIK LAWRENCE            41 ROMAN LN                     AMHERST                 NY    14226   84,000.00
MLC678   10268000340  ALLGAIER CLIFFORD D          20 LEXINGTON AVE                PATCHOGUE               NY    11772   96,750.00
MLC678   10268000387  ALLEN FITZROY                8909 AVENUE A                   BROOKLYN                NY    11236  171,000.00
MLC678   10268000391  MALCHI ELI                   2 CHELMSFORD CT                 MONSEY                  NY    10952   37,800.00
MLC678   10268000408  BARRETT DENNIS               140 WHITMAN ROAD                YONKERS                 NY    10710   56,500.00
MLC678   10268000418  SPENCE DELMORE W             5 PUMPKIN LANE                  NORWALK                 CT    06851   76,700.00
MLC678   10268000420  BLISS CLAUDIA A              15 HAYES ST                     WARWICK                 RI    02886   16,300.00
MLC678   10268000467  KATRAKAZOS ANGELO            698 WASHINGTON ST               FRANKLIN SQUARE         NY    11010   53,000.00
MLC678   10268000479  PERSAUD DEONARINE            88 16 213TH STREET              QUEENS                  NY    11428   21,000.00
MLC678   10268000511  THORPE PETER J               77 LYONS PLAIN ROAD             WESTON                  CT    06883  216,000.00
MLC678   10268000526  BURRELL LISA ANN             3192 VANDIVER DRIVE             MARIETTA                GA    30066   88,000.00
MLC678   10268000534  STEVENS MINDY                6 SHELART STREET                PLAINVIEW               NY    11803   25,000.00
MLC678   10268000535  JAHBAL CHELLA                105 -14 189TH STREET            ST ALBANS               NY    11412  126,000.00
MLC678   10268000537  BROWN RIDLEY J               40 SHORELANDS DRIVE             MADISON                 CT    06443  125,000.00
MLC678   10268000577  FITZULA FREDRICK             7 SOUTH MAIN STREET             HARRIMAN                NY    10926  104,350.00
MLC678   10268000582  MOORE JEANNETTE M            93 MOUNTAIN LODGE ROAD          MONROE                  NY    10950   18,000.00
MLC678   10268000584  WASHINGTON SYLVESTER         21 HOPATCONG AVENUE             WEST HEMPSTEAD          NY    11552   99,000.00
MLC678   10268000599  WISEMAN CHARLES F            8 SALISBURY ROAD                BARRINGTON              RI    02806   32,500.00
MLC678   10268000609  MILLER TIMOTHY J             44 LAKE STREET                  HAVERHILL               MA    01832   54,500.00
MLC678   10268000652  A PATRICIA COOKS             4318 3RD STREET NORTHWEST       WASHINGTON              DC    20011   36,000.00
MLC678   10268000656  RICHARDS VERNA M             167 -37 109TH RD                JAMAICA                 NY    11433  135,000.00
MLC678   10268000664  MOHAN DEODAT                 107 63 121ST STREET             RICHMOND HILL           NY    11419   57,500.00
MLC678   10268000669  CHENG KUO FENG               1030 ROCKCREST DRIVE            MARIETTA                GA    30062   25,000.00
MLC678   10268000682  DEMARS MICHAEL R             1 ARTHUR STREET                 TUPPER LAKE             NY    12986   16,600.00
MLC678   10268000709  RITTERBUSCH ANN JESSIE       7 CHERRY STREET                 NEWPORT                 RI    02840   48,250.00
MLC678   10268000714  EMMONS ROBERT N              92 KENNEDY STREET               WOONSOCKET              RI    02895   23,200.00
MLC678   10268000715  FONSECA MANUEL P             1795 BOSTON POST ROAD           DARIEN                  CT    06820   19,500.00
MLC678   10268000717  ROTH ROBERT                  7953 TURNCREST DRIVE            POTOMAC                 MD    20854   28,800.00
MLC678   10268000718  GHEZZI RICHARD J             105 POWER STREET                SOLVAY                  NY    13209   19,100.00
MLC678   10268000721  DAUTI DASHURIE               21 LINDA COURT                  NAUGATUCK               CT    06770   40,700.00
MLC678   10268000731  ZAKOW DOUGLAS A              6 LARKIN STREET                 SOUTH HUNTINGTON        NY    11746   33,500.00
MLC678   10268000734  MOYSEY RAE ANNE              7 EILEEN BOULEVARD              POUGHKEEPSIE            NY    12603   20,500.00
MLC678   10268000757  RABADI BASSAM                9 FRANCES STREET                NORTH TARRYTOWN         NY    10591  100,000.00
MLC678   10268000796  CARROLL SHIRLEY              44 WESTMINSTER ROAD             BROOKLYN                NY    11218  223,200.00
MLC678   10268000834  LAPPIN JOHN F                5808 BUCKNELL TERRACE           COLLEGE PARK            MD    20740   27,000.00
MLC678   10268000838  BERTRANI MICHAEL             66 YUCCA DRIVE                  STATEN ISLAND           NY    10312   40,000.00
MLC678   10268000845  LIND DAVID E                 5 BENJAMIN ROAD                 MAHOPAC                 NY    10541   20,000.00
MLC678   10268000884  FEMINA ALFONSO W LA          101 2ND AVENUE                  MASSAPEQUA PK           NY    11762  162,000.00
MLC678   10268000905  RUBBO VINCENT                2 PLUM COURT                    MOUNT SINAI             NY    11766   32,250.00
MLC678   10268000913  GIVENS LAMBERT B             110-112 MATHER STREET           HARTFORD                CT    06112   43,400.00
MLC678   10268000933  MELDISH MICHAEL              1128 VINCENT AVENUE             BRONX                   NY    10465   67,000.00
MLC678   10268000950  LAURITANO GARY               133 CAMBRIDGE DRIVE             HICKSVILLE              NY    11801   25,000.00
MLC678   10268000957  MARTIN EDITH                 107 ALEXANDER STREET            ALBANY                  NY    12202   45,000.00
MLC678   10268000962  RALEIGH MICHAEL K            5 YORK PLACE                    WASHINGTONVILLE         NY    10992   35,000.00
MLC678   10268000993  BARRETT WILLARD W            1037 EAST 105TH STREET          BROOKLYN                NY    11236   31,450.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
MLC678   10268000026      34,782.61    09/23/96   08/23/11    176.71    12/23/96    57.3      10.450           385.81
MLC678   10268000046     182,217.86    09/15/96   08/15/11    176.45    12/15/96    80.0      10.750         1,702.67
MLC678   10268000054      47,297.69    09/02/96   08/02/16    236.02    12/02/96    79.1      10.400           471.04
MLC678   10268000069      54,760.08    09/06/96   08/06/26    356.15    01/06/97    77.4      12.950           606.26
MLC678   10268000131      76,000.00    10/06/96   09/06/11    177.17    12/06/96    80.0      12.150           790.53
MLC678   10268000139      69,940.14    09/07/96   08/07/11    176.19    12/07/96    66.6      10.990           666.10
MLC678   10268000189      38,958.81    09/06/96   08/06/11    176.15    12/06/96    44.3      11.490           385.92
MLC678   10268000214      56,280.35    10/01/96   09/01/11    177.00    12/01/96    79.8      11.750           667.85
MLC678   10268000220      69,612.42    09/06/96   08/06/11    176.15    12/06/96    87.0      11.900           835.62
MLC678   10268000233      50,000.00    09/27/96   08/27/11    176.84    11/27/96    20.7      10.750           466.74
MLC678   10268000246      54,786.68    10/11/96   09/11/16    237.34    12/11/96    66.0      10.400           545.42
MLC678   10268000256      37,250.00    10/05/96   09/05/16    237.14    12/05/96    89.8      12.250           416.67
MLC678   10268000265     154,800.00    09/07/96   08/07/11    176.19    11/07/96    90.0      11.450         1,527.07
MLC678   10268000270      34,427.46    10/03/96   09/03/11    177.07    12/03/96    90.0      13.150           439.92
MLC678   10268000279      12,532.69    09/20/96   08/20/11    176.61    12/20/96    66.6      13.500           163.59
MLC678   10268000290     175,500.00    10/27/96   09/27/26    357.86    11/27/96    90.0      11.750         1,771.51
MLC678   10268000291     188,845.03    09/19/96   08/19/11    176.58    12/19/96    90.0      12.250         1,980.52
MLC678   10268000330      84,000.00    09/01/96   08/01/11    176.00    12/01/96    88.9      11.250           815.86
MLC678   10268000340      96,750.00    09/08/96   08/08/16    236.22    11/08/96    75.0      13.500         1,168.14
MLC678   10268000387     171,000.00    09/19/96   08/19/11    176.58    11/19/96    90.0      11.750         1,726.09
MLC678   10268000391      37,372.00    09/26/96   08/26/06    116.81    12/26/96    84.9      12.750           558.83
MLC678   10268000408      56,208.03    09/26/96   08/26/11    176.81    12/26/96    80.0      12.450           694.54
MLC678   10268000418      76,369.33    09/20/96   08/20/11    176.61    12/20/96    89.9      11.950           785.99
MLC678   10268000420      16,300.00    10/03/96   09/03/11    177.07    12/03/96    89.8      12.750           203.56
MLC678   10268000467      52,818.98    09/01/96   08/01/11    176.00    12/01/96    90.0      12.500           653.24
MLC678   10268000479      20,938.67    10/18/96   09/18/11    177.57    12/18/96    89.8      11.950           215.20
MLC678   10268000511     215,799.62    09/19/96   08/19/11    176.58    12/19/96    80.0      10.700         2,008.20
MLC678   10268000526      88,000.00    10/04/96   09/04/26    357.11    12/04/96    80.0      10.950           834.72
MLC678   10268000534      24,931.43    10/04/96   09/04/11    177.11    12/04/96    79.9      12.490           307.97
MLC678   10268000535     126,000.00    10/03/96   09/03/11    177.07    12/03/96    85.7      11.450         1,242.96
MLC678   10268000537     123,936.87    09/23/96   08/23/11    176.71    12/23/96    61.2      12.700         1,353.50
MLC678   10268000577     104,350.00    10/03/96   09/03/16    237.07    12/03/96    85.8      10.200         1,020.87
MLC678   10268000582      17,942.01    10/10/96   09/10/11    177.30    12/10/96    89.4      11.500           210.27
MLC678   10268000584      99,000.00    09/23/96   08/23/11    176.71    11/23/96    90.0      11.450           976.61
MLC678   10268000599      32,500.00    09/27/96   08/27/11    176.84    11/27/96    89.6      12.750           405.87
MLC678   10268000609      54,500.00    10/11/96   09/11/11    177.34    12/11/96    79.9      12.500           581.66
MLC678   10268000652      35,904.82    10/26/96   09/26/11    177.83    12/26/96    79.7      14.500           440.84
MLC678   10268000656     135,000.00    10/09/96   09/09/11    177.27    12/09/96    90.0      11.000         1,285.64
MLC678   10268000664      57,500.00    09/12/96   08/12/11    176.35    11/12/96    88.8      12.500           613.67
MLC678   10268000669      25,000.00    09/20/96   08/20/11    176.61    11/20/96    85.1      13.250           320.43
MLC678   10268000682      16,545.78    10/23/96   09/23/11    177.73    12/23/96    89.8      11.400           192.87
MLC678   10268000709      48,250.00    11/24/96   10/24/11    178.75    11/24/96    84.8      13.250           543.19
MLC678   10268000714      23,020.44    09/26/96   08/26/11    176.81    12/26/96    88.2      12.350           283.68
MLC678   10268000715      19,500.00    10/11/96   09/11/11    177.34    12/11/96    70.0      11.000           185.70
MLC678   10268000717      28,800.00    10/23/96   09/23/11    177.73    11/23/96    80.9      13.350           371.05
MLC678   10268000718      19,009.90    10/13/96   09/13/11    177.40    12/13/96    89.9      11.740           226.05
MLC678   10268000721      40,497.75    09/28/96   08/28/11    176.88    12/28/96    84.9      12.890           512.01
MLC678   10268000731      33,500.00    12/13/96   11/13/11    179.41    12/13/96    78.8      11.200           384.98
MLC678   10268000734      20,465.00    10/09/96   09/09/11    177.27    12/09/96    62.0      12.500           252.67
MLC678   10268000757     100,000.00    10/04/96   09/04/11    177.11    12/04/96    66.2      12.850         1,094.49
MLC678   10268000796     223,200.00    10/20/96   09/20/11    177.63    11/20/96    79.7      12.450         2,373.46
MLC678   10268000834      26,980.56    11/01/96   10/01/11    178.00    12/01/96    82.4      13.750           355.05
MLC678   10268000838      40,000.00    09/26/96   08/26/11    176.81    12/26/96    64.9      11.850           406.83
MLC678   10268000845      19,840.82    09/21/96   08/21/06    116.65    11/21/96    87.6      11.500           281.19
MLC678   10268000884     162,000.00    10/05/96   09/05/16    237.14    12/05/96    84.9      13.300         1,932.68
MLC678   10268000905      32,181.66    10/04/96   09/04/11    177.11    12/04/96    79.6      10.300           352.50
MLC678   10268000913      43,400.00    11/21/96   10/21/11    178.65    12/21/96    70.0      10.650           401.87
MLC678   10268000933      67,000.00    10/03/96   09/03/11    177.07    12/03/96    26.0      13.350           759.53
MLC678   10268000950      24,941.13    09/21/96   08/21/11    176.65    12/21/96    84.2      12.999           316.29
MLC678   10268000957      44,962.17    10/18/96   09/18/11    177.57    12/18/96    69.2       9.600           381.67
MLC678   10268000962      34,700.09    10/05/96   09/05/11    177.14    12/05/96    86.6      11.150           401.11
MLC678   10268000993      31,200.57    10/17/96   09/17/11    177.53    12/17/96    89.9      11.600           369.40

                                                                         Page 15
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
MLC678   10268001068  NIGRO THOMAS                 77 MCDONALD ROAD                YORKTOWN HEIGHTS        NY    10598  301,600.00
MLC678   10268001123  CERAVONE KATHLEEN A          81 DAWSON AVENUE                WEST HAVEN              CT    06516   28,600.00
MLC678   10268001161  VALBUENA LOIS                18 TERRY AVE                    AMITYVILLE              NY    11701   37,100.00
MLC678   10268001162  FAZIO CHRISTINA M            110 RANDOLPH ROAD               WHITE PLAINS            NY    10607   46,800.00
MLC678   10268001164  KELLY LARRY H                1675 ROUTE 321                  ELBRIDGE                NY    13060   74,250.00
MLC678   10268001199  MURPHY WILLIAM O             5512 GALESTOWN ROAD             GALESTOWN               MD    21657  105,000.00
MLC678   10268001228  CAMACHO ANTONIO M JR         9 LYNNWOOD DRIVE                SHELTON                 CT    06484   30,000.00
MLC678   10268001270  DALY JOHN J                  3079 AGATE ST                   PHILADELPHIA            PA    19134   30,100.00
MLC678   10268001303  WATERS BRENDA J              5314 SAINT BARNABAS RD          TEMPLE HILLS            MD    20748   17,400.00
MLC678   10268001366  GRAYER PHILLIP               355 NORTH 7TH STREET            NEWARK                  NJ    07107   91,000.00
MLC678   10268001380  ATWELL FRANCES               7 WOODLAND DR EXTENSION         REDDING                 CT    06612   70,000.00
MLC678   10268001414  IBRAHEEM GIRGIS M            44 MANHATTAN BOULEVARD          ISLIP TERRACE           NY    11752   19,000.00
MLC678   10268001419  HULKOWER JACQUELINE          2837 LINDALE STREET             WANTAGH                 NY    11793   45,000.00
MLC678   10268002650  WRIGHTEN GARNELL SR          77 GROVE ST                     ENGLEWOOD               NJ    07631  118,400.00
MLC678   10268002711  DESANTIS QUENTIN J           5 HOMESTEAD LANE                NEW CITY                NY    10956   94,500.00
MLC678   10268002760  BARTHOLOMEW MARIO            16 TRACY LANE                   EAST ISLIP              NY    11730  132,000.00
MLC678   10268002776  MOLNAR CATHERINE E           2 BLUE BARNS ROAD               REXFORD                 NY    12148   35,000.00
MLC678   10268002785  WASHINGTON ROSA LEE          105 ALEXANDER STREET            ALBANY                  NY    12202   35,000.00
MLC678   10268002802  PARKINSON THELMA             357 EAST 28TH STREET            BROOKLYN                NY    11226  140,250.00
MLC678   10268002811  BICKEL MICHAEL T             453 MANSE LN                    ROCHESTER               NY    14625   19,000.00
MLC678   10268002843  WADE ROGER L                 5274 CHAUK POINT ROAD           WEST RIVER              MD    20778   74,000.00
MLC678   10268002867  BENTON TONYA R               2905 SYDNEY AVENUE              DISTRICT HEIGHTS        MD    20747   18,800.00
MLC678   10268002899  BROMLEY WARREN V             660 ROOSEVELT DR                OXFORD                  CT    06478   20,110.00
MLC678   10268002913  HERIDA PETER E               55 WILCOX AVE                   MERIDEN                 CT    06451  120,600.00
MLC678   10268003001  ENGLISH JEANETTE             37 UNION LN                     MOUNT VERNON            NY    10553   16,000.00
MLC678   10268003042  PECK RICHARD A               231 BUSHWICK AVE                MERRICK                 NY    11566  114,000.00
MLC678   10268003621  PENN B ORVILLE               6151 AUGUSTA CIRCLE             SALISBURY               MD    21801   47,000.00
MLC678   10268003653  BOYD ROBIN L                 2034 WEST SARATOGA STREET       BALTIMORE               MD    21223   29,900.00
MLC678   10268003704  HARRISON JERRY D             2249 EPHRAIM AVE                FORT MYERS              FL    33907   70,500.00
MLC678   10268003733  SKRYLOV NORAH J              7 PINEWOOD GREEN                HOMOSASSA               FL    34447   14,550.00
MLC678   10268003763  BENSON WILLIAM SR            72 HULLS HILL ROAD              SOUTHBURY               CT    06488   92,400.00
MLC678   10268003776  SHAW ROBYN                   4365 INDIANAPOLIS STREET NE     SAINT PETERSBURG        FL    33703   20,690.00
MLC678   10268003850  SPEERS MAX D                 469 N PLATTE ROAD               FAYETTEVILLE            NC    28303   58,500.00
MLC678   10268003860  HINEGARDNER JEFFREY L        5943 PRINCE GEORGE STREET       BALTIMORE               MD    21207   90,000.00
MLC678   10268003864  THOMAS JAMES M               16035 ACCOLAWN RD               ACCOKEEK                MD    20607   75,000.00
MLC678   10268004076  JOHNSON WAYNE                81 VAN BUREN ST                 PORT JEFFERSON STA      NY    11776   30,000.00
MLC678   10268004142  CONSIGLIO KATE W             3434 COLUMBUS DR                HOLIDAY                 FL    34691   10,000.00
MLC678   10268004148  FABRE DIANE C                2427 AMBROSE LN                 PORT CHARLOTTE          FL    33952   27,200.00
MLC678   10268004186  ZOLG JERALD B                916 ROBINSON DR N               SAINT PETERSBURG        FL    33710   35,500.00
MLC678   10268004213  MARTIN VERNON                5337 REELS MILL RD              FREDERICK               MD    21704   40,400.00
MLC678   10268004260  WATTS RICHARD D              79 ONONDAGA ST                  YONKERS                 NY    10704   23,140.00
MLC678   10268004415  JOHN ALICE G ST              8100 MERRIMOOR BLVD             LARGO                   FL    33777   50,400.00
MLC678   10268004453  JORDAN JEFFERSON L           740 58TH STREET SOUTH           TAMPA                   FL    33619   39,000.00
MLC678   10268004498  DAVIS THURMAN E              622 MAURY AVE                   OXON HILL               MD    20745   59,500.00
MLC678   10268004589  BARON GABRIELLE              358-360 HAWLEY AVENUE           BRIDGEPORT              CT    06606   60,000.00
MLC678   10268004611  MEYENBURG PATRICIA ANN       13202 WHALER DRIVE              HUDSON                  FL    34667   18,000.00
MLC678   10268004622  GERMAIN ROSE ST              10214 TARPON DR                 TREASURE ISLAND         FL    33706   63,200.00
MLC678   10268004671  SCHIFINI JOSEPH A            667 43RD AVENUE NE              SAINT PETERSBURG        FL    33703   49,500.00
MLC678   10268004835  DORAN JOHN                   10434 RAINBOW OAKS DR           HUDSON                  FL    34667   15,400.00
MLC678   10268004836  FINE VAUGHN D                2532 NEWBURY STREET             PORT CHARLOTTE          FL    33952   29,000.00
MLC678   10268004853  MILLARD MAE F                2900 RIDGEWOOD AVE              BALTIMORE               MD    21215   62,100.00
MLC678   10268004994  MISEYKO ALICE MARIE          8015 27TH AVENUE NORTH          SAINT PETERSBURG        FL    33710   60,000.00
MLC678   10268005068  KLINGER BRETT                7137 BOUGENVILLE DR             PORT RICHEY             FL    34668   36,550.00
MLC678   10268005170  HAWKINS MARY JANET           3918 46TH AVENUE NORTH          ST PETERSBURG           FL    33714   30,400.00
MLC678   10268005328  MALVESTI JOSEPH J            12080 LUXEMBOURG COURT          SPRING HILL             FL    34609   30,500.00
MLC678   10268005387  LAM DENNIS L                 10304 GREENSIDE DR              COCKEYSVILLE            MD    21030  137,440.00
        -------------------------------------------                                                                   ------------
              118     Sale Total                                                                                      7,435,580.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
MLC678   10268001068     301,600.00    10/16/96   09/16/26    357.50    12/16/96    80.0      13.490         3,452.19
MLC678   10268001123      28,410.52    10/05/96   09/05/06    117.14    12/05/96    84.9      13.850           441.49
MLC678   10268001161      37,100.00    11/28/96   10/28/11    178.88    11/28/96    89.5      11.600           435.76
MLC678   10268001162      46,800.00    11/14/96   10/14/11    178.42    12/14/96    80.0      11.200           452.77
MLC678   10268001164      74,250.00    11/21/96   10/21/16    238.65    12/21/96    87.3      11.100           771.46
MLC678   10268001199     105,000.00    11/09/96   10/09/11    178.26    11/09/96    70.0      13.500         1,202.68
MLC678   10268001228      30,000.00    10/27/96   09/27/11    177.86    11/27/96    77.5      10.350           271.06
MLC678   10268001270      29,985.68    10/04/96   09/04/11    177.11    12/04/96    70.0      11.700           302.68
MLC678   10268001303      17,200.38    10/16/96   09/16/11    177.50    01/16/97    85.7      12.150           210.51
MLC678   10268001366      91,000.00    10/20/96   09/20/11    177.63    11/20/96    65.0      14.350         1,103.49
MLC678   10268001380      69,982.19    11/01/96   10/01/11    178.00    12/01/96    73.7      11.750           706.59
MLC678   10268001414      18,990.37    11/09/96   10/09/11    178.26    12/09/96    79.7      12.000           228.03
MLC678   10268001419      44,782.42    10/16/96   09/16/11    177.50    12/16/96    89.9      11.400           522.83
MLC678   10268002650     118,358.16    11/02/96   10/02/11    178.03    12/02/96    80.0      10.650         1,319.82
MLC678   10268002711      94,462.19    10/26/96   09/26/11    177.83    12/26/96    89.6      12.990         1,044.62
MLC678   10268002760     131,895.79    11/28/96   10/28/26    358.88    12/28/96    80.0      10.900         1,247.10
MLC678   10268002776      34,692.94    11/14/96   10/14/11    178.42    12/14/96    41.6       9.150           358.12
MLC678   10268002785      35,000.00    12/01/96   11/01/11    179.00    12/01/96    61.4      10.250           313.64
MLC678   10268002802     140,250.00    12/06/96   11/06/11    179.18    12/06/96    85.0      11.600         1,399.59
MLC678   10268002811      18,921.45    11/14/96   10/14/11    178.42    12/14/96    89.2      11.050           216.55
MLC678   10268002843      73,856.06    11/16/96   10/16/11    178.49    12/16/96    52.8       9.200           759.39
MLC678   10268002867      18,757.98    11/16/96   10/16/11    178.49    12/16/96    89.9      11.550           220.22
MLC678   10268002899      20,110.00    12/14/96   11/14/11    179.44    12/14/96    80.8      13.350           227.97
MLC678   10268002913     120,600.00    11/28/96   10/28/11    178.88    11/28/96    90.0      11.100         1,157.62
MLC678   10268003001      16,000.00    12/13/96   11/13/11    179.41    12/13/96    80.2       9.750           169.50
MLC678   10268003042     114,000.00    11/15/96   10/15/11    178.45    12/15/96    79.8      12.990         1,260.18
MLC678   10268003621      47,000.00    11/28/96   10/28/11    178.88    12/28/96    90.0      11.350           460.07
MLC678   10268003653      29,867.68    12/01/96   11/01/26    359.00    01/01/97    65.0      12.000           307.56
MLC678   10268003704      70,500.00    12/06/96   11/06/11    179.18    12/06/96    74.2      13.250           903.62
MLC678   10268003733      14,550.00    12/18/96   11/18/11    179.57    12/18/96    84.8      11.750           172.29
MLC678   10268003763      92,253.62    11/28/96   10/28/16    238.88    12/28/96    70.0      11.000           953.74
MLC678   10268003776      20,578.30    12/01/96   11/01/16    239.00    01/01/97    89.9      11.550           221.36
MLC678   10268003850      58,500.00    11/28/96   10/28/11    178.88    11/28/96    90.0      10.750           655.75
MLC678   10268003860      90,000.00    11/24/96   10/24/26    358.75    11/24/96    90.0      10.450           819.90
MLC678   10268003864      75,000.00    12/08/96   11/08/11    179.24    12/08/96    78.6      10.500           686.05
MLC678   10268004076      30,000.00    12/18/96   11/18/11    179.57    12/18/96    70.8      11.250           345.70
MLC678   10268004142      10,000.00    12/12/96   11/12/11    179.38    12/12/96    81.6      11.990           119.95
MLC678   10268004148      27,200.00    12/11/96   11/11/11    179.34    12/11/96    80.0      11.250           313.44
MLC678   10268004186      35,500.00    12/18/96   11/18/16    239.57    12/18/96    84.8      11.650           382.26
MLC678   10268004213      40,400.00    12/04/96   11/04/11    179.11    12/04/96    84.8       9.900           431.67
MLC678   10268004260      23,140.00    12/14/96   11/14/11    179.44    12/14/96    84.9      12.150           279.96
MLC678   10268004415      50,400.00    12/08/96   11/08/11    179.24    12/08/96    79.1      10.500           557.12
MLC678   10268004453      39,000.00    12/12/96   11/12/26    359.38    12/12/96    63.9      11.600           389.19
MLC678   10268004498      59,500.00    12/04/96   11/04/16    239.11    12/04/96    70.0       9.400           550.74
MLC678   10268004589      60,000.00    11/18/96   10/18/26    358.55    11/18/96    80.0      13.750           699.07
MLC678   10268004611      18,000.00    12/18/96   11/18/11    179.57    12/18/96    54.6      10.900           203.46
MLC678   10268004622      63,200.00    12/15/96   11/15/16    239.47    12/15/96    79.2      10.900           648.05
MLC678   10268004671      49,500.00    12/13/96   11/13/11    179.41    12/13/96    75.5      11.750           499.66
MLC678   10268004835      15,400.00    12/08/96   11/08/06    119.24    12/08/96    84.9      12.350           224.07
MLC678   10268004836      29,000.00    12/11/96   11/11/11    179.34    12/11/96    84.3      10.100           313.41
MLC678   10268004853      62,100.00    12/08/96   11/08/11    179.24    12/08/96    90.0      11.050           593.74
MLC678   10268004994      60,000.00    12/18/96   11/18/26    359.57    12/18/96    75.0      10.750           560.09
MLC678   10268005068      36,550.00    12/11/96   11/11/11    179.34    12/11/96    85.0      12.250           444.56
MLC678   10268005170      30,400.00    12/18/96   11/18/26    359.57    12/18/96    80.0      13.750           354.19
MLC678   10268005328      30,500.00    12/18/96   11/18/11    179.57    12/18/96    75.7      11.250           351.47
MLC678   10268005387     137,440.00    12/18/96   11/18/26    359.57    12/18/96    85.9      12.000         1,413.73
                       ------------                          -------               ----------------------------------
                       7,427,595.18                           212.77                79.8      11.797        79,277.90

                                                                         Page 16
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
MLC678A  10268000106  SHOWLER ROBERT W             151 BAY VIEW AVE                CORNWALL ON HUDSON      NY    12520   95,400.00
MLC678A  10268000107  TURPIN SHEILA                53 CHAUNCEY ST                  BROOKLYN                NY    11233  125,000.00
MLC678A  10268000144  GALANTE LUCA                 129 ROMA AVE                    STATEN ISLAND           NY    10306  120,000.00
MLC678A  10268000251  DAMBROSE MARIA G             41-91 FORLEY STREET             ELMHURST                NY    11373   45,000.00
MLC678A  10268000377  KUECH LINDA M                109 COLLEGE AVE                 POUGHKEEPSIE            NY    12603   62,000.00
MLC678A  10268000390  FELDER EARLEY B              364 PINE ST                     BROOKLYN                NY    11208  112,000.00
MLC678A  10268000409  FRENDAK PAUL J               17 STATE ST                     WATERLOO                NY    13165   36,000.00
MLC678A  10268000424  ALBRECHT STEVEN              11 HILLS STREET                 EAST HARTFORD           CT    06118   64,000.00
MLC678A  10268000500  SCHIEFERSTEIN JEFFREY        59 ADAMS ROAD                   CENTRAL ISLIP           NY    11722   35,000.00
MLC678A  10268000520  FRANCOIS SAMUEL JEAN         62 SPRINGBROOK RD               NANUET                  NY    10954  122,400.00
MLC678A  10268000564  FRANZESE ANIELLO             1248 PARKWOOD DRIVE             NORTH MERRICK           NY    11566   75,000.00
MLC678A  10268000569  LONG JACK L                  7321 EAST HILLCREST LANE        SLATINGTON              PA    18080   67,500.00
MLC678A  10268000732  NEWELL MARJORIE              21933 142ND RD                  SPRINGFIELD GARDENS     NY    11413   24,000.00
MLC678A  10268000752  DICKIE KARL                  93 CUNNINGHAM AVENUE            UNIONDALE               NY    11553  139,500.00
MLC678A  10268000784  SHORE TONY C                 130 BLAKE ROAD                  MAYBROOK                NY    12543   58,500.00
MLC678A  10268000795  URSO GIUSEPPE                92 LYNHURST AVENUE              STATEN ISLAND           NY    10305   47,000.00
MLC678A  10268000797  SMITH EDWARD D               1068 PO BOX EARLES ROAD         MIDDLEBURGH             NY    12122   27,350.00
MLC678A  10268000801  HOWARD INGRID                186 SMITH AVENUE                ISLIP                   NY    11751   59,000.00
MLC678A  10268000817  RAMESSAR SAMUEL              95 -32 117TH STREET             RICHMOND HILL           NY    11419   35,000.00
MLC678A  10268000825  AGOSTINI JADA                231 LAWSON STREET               HEMPSTEAD               NY    11550  125,000.00
MLC678A  10268000874  HYLTON MICHAEL               2211 LIGHT STREET               BRONX                   NY    10466  116,000.00
MLC678A  10268000887  RAJARATNAM CHANDRAN          72 FLORIDA HILL ROAD            RIDGEFIELD              CT    06877   70,600.00
MLC678A  10268000898  NAPPI MELANIE                62 36 60TH AENUE                MAPSETH                 NY    11378  166,400.00
MLC678A  10268000929  MILLER KEVIN S               989 HARTFORD TURNPIKE           NORTH HAVEN             CT    06473   20,000.00
MLC678A  10268000988  DAOUD ANTONE                 1 TEEDLE BROOK ROAD             HARPERS FIELD           NY    13786   30,400.00
MLC678A  10268001003  PRETA ARSENIO V              995 PECK LANE                   CHESHIRE                CT    06410   49,790.00
MLC678A  10268001011  KALEM JOSEF                  421 PALISADE AVE                JERSEY CITY             NJ    07307   99,400.00
MLC678A  10268001040  GILKES DEREK F               638 HENDRIX STREET              BROOKLYN                NY    11207   90,000.00
MLC678A  10268001048  WHARTON KAREN                120 SOUTH 11TH AVENUE           MOUNT VERNON            NY    10036  162,000.00
MLC678A  10268001114  ESCOBAR JORGE                76 TWIN LAWNS AVENUE            HICKSVILLE              NY    11801  144,000.00
MLC678A  10268001138  JOSEPH WILFRID J             241-25 145TH AVENUE             ROSEDALE                NY    11422   46,200.00
MLC678A  10268001172  CALISE STEVEN M              46 CALLAN STREET                PROVIDENCE              RI    02905   72,000.00
MLC678A  10268001180  HOEHN FELIX MICHAEL          78 NASSAU AVE                   PLAINVIEW               NY    11803   30,748.00
MLC678A  10268001183  CHENG HSUEH                  201 03 34TH STREET              BAYSIDE                 NY    11361   24,000.00
MLC678A  10268001191  ILIOPOULOS GEORGE            306 WALSH CT                    BROOKLYN                NY    11230  115,000.00
MLC678A  10268001202  ROSA LINDA                   403 ROXBURY ROAD                STAMFORD                CT    06902  105,600.00
MLC678A  10268001203  GUBITOSA CHARLES R           2 LORRAINE DR                   PINE BROOK              NJ    07058   27,000.00
MLC678A  10268001209  FYE THEARON                  704 GEORGIA AVE                 BROOKLYN                NY    11207  122,400.00
MLC678A  10268001215  CARP PAUL D                  6647 HAWTHORNE STREET           MC LEAN                 VA    22101   55,000.00
MLC678A  10268001243  GONZALEZ JOSE                10516 37TH AVE                  CORONA                  NY    11368  214,200.00
MLC678A  10268001256  SMITH COREY                  188 ALABAMA AVE                 HEMPSTEAD               NY    11550  117,900.00
MLC678A  10268001260  ABBOTT TONEMAN               381 GURDON ST                   BRIDGEPORT              CT    06606   34,715.00
MLC678A  10268001261  BARSALONA VINCENT            1390 ILLINOIS AVE               BAY SHORE               NY    11706   56,000.00
MLC678A  10268001262  GOLEBIWSKI DONNA             2616 MASSETH AVE                BALTIMORE               MD    21219   88,200.00
MLC678A  10268001271  MONIS ARGYRIS                61-38 148TH STREET              FLUSHING                NY    11367   40,000.00
MLC678A  10268001274  SANCHEZ FRANK                549 WESTCHESTER AVE             TUCKAHOE                NY    10707   43,200.00
MLC678A  10268001279  CIACCIARELLA JOHN            80 QUENBY PL                    STRATFORD               CT    06497  105,000.00
MLC678A  10268001282  GEILING J DOUGLASS           1502 UNQUOWA RD                 FAIRFIELD               CT    06430   40,000.00
MLC678A  10268001296  GREER DANNY AARON            44384 CLARKES LANDING ROAD      HOLLYWOOD               MD    20636   47,000.00
MLC678A  10268001318  PAGILLO ANTHONY              10772 101ST ST                  OZONE PARK              NY    11417   50,000.00
MLC678A  10268001346  ONEIL DAVID E                59 REGENCY DR                   W HARTFORD              CT    06110   28,000.00
MLC678A  10268001348  PONGER KAREN A               4 GILLYS LANE                   NORWALK                 CT    06854   46,900.00
MLC678A  10268001395  LUIS JUDITH DESIMONE         9 WOODLAND TER                  MERRICK                 NY    11566   70,000.00
MLC678A  10268001398  FELICIANO ANGEL              10 LAWRENCE ST                  TAUNTON                 MA    02780   17,900.00
MLC678A  10268001403  AMODEO RICHARD A             174 TREMAINE AVE                KENMORE                 NY    14217   40,000.00
MLC678A  10268001430  PIU CARLO                    67 12 50TH AVENUE               WOODSIDE                NY    11377   70,750.00
MLC678A  10268001440  SOROKA RUTH E                523 NORTH GILLETE AVENUE        BAYPORT                 NY    11705  113,400.00
MLC678A  10268002622  SPOTO SALVATORE J SR         18 OAKDENE AVE                  CLIFFSIDE PARK          NJ    07010  142,200.00
MLC678A  10268002631  AGUSTIN MYRNA SAN            102 BOEHMHURST AVE              SAYREVILLE              NJ    08872   45,000.00
MLC678A  10268002655  PIANA ANTHONY S              184 BEAR PATH RD                HAMDEN                  CT    06514   53,000.00
MLC678A  10268002692  ABDUL-SHAKOOR YAHYA          118 FOOTE HILL RD               NORTH BRANFORD          CT    06472  136,000.00
MLC678A  10268002697  MORELAND CONSTANCE A         17912 HICKMAN STREET            POOLESVILLE             MD    20837  285,150.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
MLC678A  10268000106      95,319.44    09/26/96   08/26/11    176.81    12/26/96    90.0      11.000           908.52
MLC678A  10268000107     125,000.00    11/09/96   10/09/11    178.26    11/09/96    69.4      12.390         1,323.41
MLC678A  10268000144     118,778.81    08/25/96   07/25/11    175.76    11/25/96    68.9       9.050         1,220.69
MLC678A  10268000251      45,000.00    11/04/96   10/04/11    178.09    12/04/96    61.1      11.250           437.07
MLC678A  10268000377      61,880.02    11/24/96   10/24/26    358.75    12/24/96    79.4      10.150           550.98
MLC678A  10268000390     112,000.00    10/27/96   09/27/26    357.86    11/27/96    65.8      10.500         1,024.51
MLC678A  10268000409      35,899.44    10/09/96   09/09/11    177.27    12/09/96    72.0      11.750           426.29
MLC678A  10268000424      64,000.00    10/18/96   09/18/11    177.57    12/18/96    58.7      12.000           658.31
MLC678A  10268000500      34,982.48    10/11/96   09/11/26    357.34    12/11/96    70.0      10.750           326.72
MLC678A  10268000520     122,366.48    10/25/96   09/25/11    177.80    12/25/96    90.0      11.500         1,212.12
MLC678A  10268000564      74,825.42    11/21/96   10/21/11    178.65    12/21/96    63.1      10.990           851.98
MLC678A  10268000569      67,500.00    10/01/96   09/01/11    177.00    12/01/96    90.0      11.750           681.35
MLC678A  10268000732      24,000.00    10/11/96   09/11/11    177.34    12/11/96    77.6      14.500           293.89
MLC678A  10268000752     139,500.00    10/27/96   09/27/11    177.86    11/27/96    90.0      11.450         1,376.14
MLC678A  10268000784      58,500.00    11/18/96   10/18/11    178.55    12/18/96    90.0      11.250           568.19
MLC678A  10268000795      46,776.25    10/23/96   09/23/11    177.73    12/23/96    89.8      11.550           550.54
MLC678A  10268000797      27,350.00    10/11/96   09/11/11    177.34    11/11/96    89.8      12.700           296.15
MLC678A  10268000801      59,000.00    11/17/96   10/17/11    178.52    12/17/96    80.5      11.750           595.55
MLC678A  10268000817      34,961.93    11/07/96   10/07/11    178.19    12/07/96    89.7      11.950           358.67
MLC678A  10268000825     125,000.00    11/08/96   10/08/11    178.22    11/08/96    83.3      11.900         1,276.15
MLC678A  10268000874     116,000.00    11/02/96   10/02/11    178.03    11/02/96    80.0      12.000         1,193.19
MLC678A  10268000887      69,619.99    10/23/96   09/23/06    117.73    12/23/96    89.9      12.750         1,043.75
MLC678A  10268000898     166,205.85    10/23/96   09/23/11    177.73    12/23/96    80.0      12.200         1,737.28
MLC678A  10268000929      19,910.28    10/24/96   09/24/11    177.76    12/24/96    88.0      12.500           246.50
MLC678A  10268000988      30,400.00    11/21/96   10/21/06    118.65    11/21/96    80.0      11.700           430.90
MLC678A  10268001003      49,301.81    10/18/96   09/18/11    177.57    12/18/96    85.8      12.700           539.13
MLC678A  10268001011      99,400.00    10/06/96   09/06/11    177.17    12/06/96    70.0      12.300         1,045.45
MLC678A  10268001040      89,857.00    11/07/96   10/07/11    178.19    12/07/96    56.2      10.750           840.13
MLC678A  10268001048     162,000.00    11/07/96   10/07/11    178.19    12/07/96    90.0      12.250         1,697.59
MLC678A  10268001114     144,000.00    09/29/96   08/29/11    176.91    11/29/96    80.0      12.190         1,502.30
MLC678A  10268001138      46,200.00    11/15/96   10/15/11    178.45    11/15/96    62.4      14.090           550.70
MLC678A  10268001172      71,884.00    10/23/96   09/23/11    177.73    12/23/96    80.0      10.650           666.70
MLC678A  10268001180      30,748.00    10/24/96   09/24/16    237.76    11/24/96    89.9      11.950           337.49
MLC678A  10268001183      23,967.72    10/17/96   09/17/16    237.53    12/17/96    80.0      13.100           282.89
MLC678A  10268001191     115,000.00    10/20/96   09/20/26    357.63    11/20/96    58.9      10.700         1,069.18
MLC678A  10268001202     105,237.50    11/01/96   10/01/11    178.00    01/01/97    89.1      11.600         1,053.81
MLC678A  10268001203      27,000.00    11/01/96   10/01/11    178.00    12/01/96    82.0      12.500           332.78
MLC678A  10268001209     122,400.00    10/18/96   09/18/11    177.57    12/18/96    80.0      11.600         1,221.46
MLC678A  10268001215      54,990.70    10/16/96   09/16/11    177.50    12/16/96    52.8      10.950           623.40
MLC678A  10268001243     214,200.00    11/01/96   10/01/11    178.00    12/01/96    90.0      12.250         2,244.59
MLC678A  10268001256     117,900.00    11/17/96   10/17/11    178.52    11/17/96    90.0      10.900         1,113.89
MLC678A  10268001260      34,715.00    10/17/96   09/17/16    237.53    12/17/96    89.9      12.250           388.31
MLC678A  10268001261      55,977.42    10/27/96   09/27/26    357.86    12/27/96    80.0       9.600           474.97
MLC678A  10268001262      88,200.00    11/18/96   10/18/11    178.55    11/18/96    90.0      10.900           833.29
MLC678A  10268001271      39,988.95    10/18/96   09/18/11    177.57    11/18/96    86.6      12.750           499.54
MLC678A  10268001274      43,104.07    11/08/96   10/08/11    178.22    12/08/96    90.0      11.550           506.03
MLC678A  10268001279     104,195.88    10/05/96   09/05/26    357.14    01/05/97    58.3      10.650           972.27
MLC678A  10268001282      39,421.90    10/17/96   09/17/11    177.53    01/17/97    81.8      10.350           438.35
MLC678A  10268001296      46,986.49    10/17/96   09/17/16    237.53    12/17/96    86.1      12.990           550.31
MLC678A  10268001318      50,000.00    11/09/96   10/09/16    238.26    12/09/96    38.5       9.650           470.97
MLC678A  10268001346      27,990.43    11/01/96   10/01/11    178.00    12/01/96    79.4      11.500           327.09
MLC678A  10268001348      46,781.28    11/01/96   10/01/16    238.00    01/01/97    83.6      12.500           532.85
MLC678A  10268001395      70,000.00    10/10/96   09/10/11    177.30    11/10/96    74.6      10.990           795.18
MLC678A  10268001398      17,164.20    10/25/96   09/25/16    237.80    03/25/97    89.8      11.400           189.66
MLC678A  10268001403      39,909.96    11/10/96   10/10/11    178.29    12/10/96    89.6      11.400           464.74
MLC678A  10268001430      70,184.02    10/16/96   09/16/11    177.50    12/16/96    89.9      13.100           788.17
MLC678A  10268001440     113,400.00    11/02/96   10/02/11    178.03    12/02/96    90.0      12.250         1,188.31
MLC678A  10268002622     142,200.00    12/05/96   11/05/11    179.15    12/05/96    90.0      10.990         1,353.13
MLC678A  10268002631      45,000.00    11/24/96   10/24/11    178.75    12/24/96    84.6      12.990           569.06
MLC678A  10268002655      52,515.08    11/07/96   10/07/11    178.19    12/07/96    84.7      11.500           619.14
MLC678A  10268002692     136,000.00    11/18/96   10/18/11    178.55    12/18/96    84.4      12.850         1,488.50
MLC678A  10268002697     285,150.00    11/07/96   10/07/26    358.19    12/07/96    85.1      11.490         2,821.64

                                                                         Page 17
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
MLC678A  10268002700  SANGUINETTI NESTOR ALFRED    199 HUNTINGTON ST               SHELTON                 CT    06484     31,100.00
MLC678A  10268002710  JULIANO JAMES D              131 CARRIAGE WAY                WINDSOR                 CT    06095     50,000.00
MLC678A  10268002720  VIESTO FRANK J               20 GREENBRIAR LN                NEWTOWN                 CT    06470     32,884.00
MLC678A  10268002735  AHMUTY THEODORE              321 NEVADA AVENUE               ODENTON                 MD    21113    105,000.00
MLC678A  10268002758  RICHARD PETER O              91 GRAND ST                     SEYMOUR                 CT    06483    119,000.00
MLC678A  10268002786  SMOAK JEAN                   242 BEACH 12TH ST               FAR ROCKAWAY            NY    11691     91,000.00
MLC678A  10268002791  CHOLOWA MAUREEN              2107 150TH STREET               FLUSHING                NY    11357     27,000.00
MLC678A  10268002796  BOURQUE PETER N              12 RYANWOOD COURT               GANSEVOORT              NY    12831     19,250.00
MLC678A  10268002822  GENTILE ARMANDO              1212 1214 89TH STREET           NORTH BERGEN            NJ    07047     63,000.00
MLC678A  10268002825  DUNNING MICHAEL LOUIS        514 HARWOOD AVENUE              BALTIMORE               MD    21212     76,000.00
MLC678A  10268002851  NARDILLA ROBERT              615 JUNARD BLVD                 WEST HEMPSTEAD          NY    11552     34,000.00
MLC678A  10268002856  WHITE ROBERT CURTIS          6431 WOODBINE ROAD              WOODBINE                MD    21797     42,000.00
MLC678A  10268002860  SCHETTINI CARL R             3 FIELD PL                      CORTLANDT MANOR         NY    10566     42,100.00
MLC678A  10268002882  GRANT WARREN H               4917 MORNING GLORY CT           ROCKVILLE               MD    20853     90,300.00
MLC678A  10268002903  HALL TRACY                   405 CLERMONT AVENUE             BROOKLYN                NY    11238    145,000.00
MLC678A  10268002907  LAMBERT BERNARD L            52 LINCOLN AVE                  WALLINGFORD             CT    06492     62,000.00
MLC678A  10268002914  MILLER ROBERT                300 CENTRAL AVE                 TORRINGTON              CT    06790     33,300.00
MLC678A  10268002918  MCKOY HANNAH                 44 WASHINGTON AVE               DEER PARK               NY    11729     70,000.00
MLC678A  10268002939  MURPHY THOMAS C              52 PUTKER ROAD                  NORTH STONINGTON        CT    06359     84,800.00
MLC678A  10268002940  SCARDIGNO MICHAEL            1385 HEMLOCK AVE                EAST MEADOW             NY    11554     23,900.00
MLC678A  10268002959  UNGVARY SUSAN M              233 FLAX HILL RD                NORWALK                 CT    06854    200,000.00
MLC678A  10268002963  WILKEYSON JOSEPH K           24 WACHS WAY                    VALLEY COTTAGE          NY    10989     40,000.00
MLC678A  10268002983  ROBLES GONZALO C             4 ENGINEERS RD                  ROSLYN HARBOR           NY    11576    127,500.00
MLC678A  10268002999  LOPEZ MIRIAM                 88 HILLCREST AVE                YONKERS                 NY    10705    229,500.00
MLC678A  10268003024  PEARSON MAYRA                9 STIRLING COURT                MIDDLETOWN              CT    06457     13,300.00
MLC678A  10268003040  BONES LUIS E                 122 WEST 10TH STREET            HUNTINGTON STATION      NY    11746     29,750.00
MLC678A  10268003041  GERNERT WILLIAM HENRY        208 CHURCH LN                   GRASONVILLE             MD    21638     58,500.00
MLC678A  10268003608  GOLEM STEVEN D               73 HAYES AVENUE                 CLARK                   NJ    07066     68,000.00
MLC678A  10268003644  KAZA WILLIAM J               4 CLEARVIEW DR                  SANDY HOOK              CT    06482     55,000.00
MLC678A  10268003652  MARISH WAYNE E               8201 MARTHA ST                  ALEXANDRIA              VA    22309     45,580.00
MLC678A  10268003711  WITKOWSKI JOZEF              37 CULLODEN RD                  STAMFORD                CT    06902     46,100.00
MLC678A  10268003840  CAVALLARO DANIEL L           4010 OBISPO STREET              TAMPA                   FL    33629    100,000.00
MLC678A  10268003855  JACKSON PHYLLIS I            423 HARDY RD                    CARTHAGE                NC    28327     66,000.00
MLC678A  10268003870  SEARING JOHN A               7982 SOMERSET DR                LARGO                   FL    33773     42,000.00
MLC678A  10268003892  ABBASSI SALEM                178 DUTCHESS TPKE               POUGHKEEPSIE            NY    12603     65,700.00
MLC678A  10268003959  AFFLECK DEBORAH ANNE         2179 46TH ST SW                 NAPLES                  FL    34116     15,042.00
MLC678A  10268004000  AUSTIN DENNIS L              4305 GREGG RD                   BROOKEVILLE             MD    20833     70,000.00
MLC678A  10268004026  MASSENGILL BRENDA A          5872 HIGHWAY 22 SOUTH           CLIMAX                  NC    27233     81,900.00
MLC678A  10268004028  DOLAN JAMES P                22 CITRUS AVE                   DUNEDIN                 FL    34698    133,000.00
MLC678A  10268004065  FEBVRE JAMES C LE            25 SPRUCE HILL RD               WESTON                  CT    06883     60,000.00
MLC678A  10268004075  FOISY RUSSELL                167 MINEOLA CIR                 PALM HARBOR             FL    34683     14,500.00
MLC678A  10268004141  RODRIGUEZ MARGARITA          1088 ROSEDALE RD                NORTH WOODMERE          NY    11581     69,565.00
MLC678A  10268004174  MCCLYMONDS MARY MARIE        270 ALAMEDA AVE                 FORT MYERS              FL    33905    123,250.00
MLC678A  10268004234  MANZALILLO JOHN M            1621 WELLS ROAD                 VALLEY STREAM           NY    11580     28,500.00
MLC678A  10268004306  MARTINEZ RICARDA             618 A BERGEN ST                 BROOKLYN                NY    11238    172,000.00
MLC678A  10268004334  PATTERSON JOHN F             89 STUART AVE                   NORWALK                 CT    06850     25,000.00
MLC678A  10268004429  CEDERMAN ERIC                2441 BLOSSOM LAKE DR            HOLIDAY                 FL    34691     74,250.00
MLC678A  10268004562  MILES BILLIE LEE             17387 ITAHCA DR                 FT MYERS                FL    33912     10,000.00
MLC678A  10268004680  PILGREEN ROBERT J            570 15TH AVENUE NORTH           LARGO                   FL    33770     50,400.00
MLC678A  10268004728  FISHER KELLY                 46 MILFORD DR                   CENTRAL ISLIP           NY    11722    104,000.00
MLC678A  10268004745  BECKLES DIANA                638 EAST 23RD ST                BROOKLYN                NY    11210     65,600.00
MLC678A  10268004845  ANDERSON VERNON              1200 5 VAN BUREN STREET         ANNAPOLIS               MD    21402     27,000.00
        -------------------------------------------                                                                     ------------
              114     Sale Total                                                                                        8,458,274.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
MLC678A  10268002700      31,068.14    11/16/96   10/16/11    178.49    12/16/96    89.9      12.500           383.31
MLC678A  10268002710      50,000.00    11/23/96   10/23/11    178.72    12/23/96    88.6      12.750           543.35
MLC678A  10268002720      32,863.65    11/15/96   10/15/11    178.45    12/15/96    89.9      12.750           410.67
MLC678A  10268002735     104,980.53    11/04/96   10/04/26    358.09    12/04/96    70.0      10.950           995.97
MLC678A  10268002758     119,000.00    11/28/96   10/28/26    358.88    11/28/96    85.0      10.050         1,048.71
MLC678A  10268002786      91,000.00    11/02/96   10/02/11    178.03    12/02/96    64.0      14.000         1,078.23
MLC678A  10268002791      26,878.31    11/23/96   10/23/06    118.72    12/23/96    89.9      11.950           386.59
MLC678A  10268002796      19,250.00    12/05/96   11/05/06    119.15    12/05/96    89.9      11.550           271.20
MLC678A  10268002822      62,830.34    12/01/96   11/01/11    179.00    01/01/97    70.0      10.700           704.23
MLC678A  10268002825      76,000.00    11/04/96   10/04/26    358.09    11/04/96    75.2      10.650           703.74
MLC678A  10268002851      33,922.10    12/01/96   11/01/11    179.00    01/01/97    84.7      13.300           436.92
MLC678A  10268002856      42,000.00    11/07/96   10/07/11    178.19    11/07/96    70.1      10.750           470.80
MLC678A  10268002860      42,100.00    11/25/96   10/25/11    178.78    12/25/96    89.9      11.400           413.70
MLC678A  10268002882      90,300.00    11/15/96   10/15/11    178.45    12/15/96    90.0      11.550           897.68
MLC678A  10268002903     145,000.00    11/25/96   10/25/11    178.78    11/25/96    63.0      10.750         1,353.55
MLC678A  10268002907      61,745.43    12/01/96   11/01/11    179.00    01/01/97    85.1      12.700           772.25
MLC678A  10268002914      33,300.00    11/21/96   10/21/11    178.65    12/21/96    89.7      12.350           407.18
MLC678A  10268002918      70,000.00    11/18/96   10/18/11    178.55    12/18/96    58.3      11.990           839.67
MLC678A  10268002939      84,800.00    11/24/96   10/24/11    178.75    12/24/96    80.0      13.950         1,001.42
MLC678A  10268002940      23,897.37    11/23/96   10/23/11    178.72    12/23/96    84.8      13.300           307.13
MLC678A  10268002959     199,999.60    11/17/96   10/17/11    178.52    12/17/96    85.1      10.550         1,836.96
MLC678A  10268002963      40,000.00    11/15/96   10/15/11    178.45    12/15/96    83.4      11.900           408.37
MLC678A  10268002983     127,500.00    11/15/96   10/15/11    178.45    12/15/96    58.6      11.300         1,473.27
MLC678A  10268002999     229,500.00    11/24/96   10/24/26    358.75    12/24/96    90.0      10.950         2,176.92
MLC678A  10268003024      13,290.37    11/22/96   10/22/11    178.68    12/22/96    89.9      12.350           162.63
MLC678A  10268003040      29,750.00    12/01/96   11/01/16    239.00    12/01/96    85.3      12.500           338.00
MLC678A  10268003041      58,388.56    11/15/96   10/15/11    178.45    12/15/96    87.5      11.550           685.25
MLC678A  10268003608      67,976.69    11/25/96   10/25/11    178.78    12/25/96    83.7      12.500           838.11
MLC678A  10268003644      55,000.00    12/04/96   11/04/11    179.11    12/04/96    73.9      11.500           544.66
MLC678A  10268003652      45,580.00    11/28/96   10/28/11    178.88    11/28/96    80.0      12.500           561.78
MLC678A  10268003711      46,100.00    12/01/96   11/01/11    179.00    12/01/96    84.9      12.500           568.19
MLC678A  10268003840     100,000.00    11/28/96   10/28/11    178.88    11/28/96    80.0      13.500         1,145.41
MLC678A  10268003855      66,000.00    12/01/96   11/01/26    359.00    12/01/96    80.0       9.750           567.04
MLC678A  10268003870      42,000.00    12/05/96   11/05/16    239.15    12/05/96    88.1      11.100           436.38
MLC678A  10268003892      64,931.86    11/23/96   10/23/16    238.72    01/23/97    79.8      10.990           677.70
MLC678A  10268003959      15,042.70    12/06/96   11/06/11    179.18    12/06/96    80.0      13.250           192.81
MLC678A  10268004000      69,881.71    12/01/96   11/01/11    179.00    01/01/97    89.5      11.000           666.63
MLC678A  10268004026      81,900.00    12/04/96   11/04/11    179.11    12/04/96    90.0      10.550           907.86
MLC678A  10268004028     133,000.00    12/05/96   11/05/26    359.15    12/05/96    66.5      10.200         1,186.87
MLC678A  10268004065      60,000.00    12/04/96   11/04/11    179.11    12/04/96    89.3      11.750           710.48
MLC678A  10268004075      14,500.00    12/08/96   11/08/11    179.24    12/08/96    70.0      12.250           176.36
MLC678A  10268004141      69,565.00    12/06/96   11/06/11    179.18    12/06/96    90.0      12.500           742.44
MLC678A  10268004174     123,250.00    11/25/96   10/25/26    358.78    12/25/96    85.0      10.750         1,150.52
MLC678A  10268004234      28,500.00    12/05/96   11/05/16    239.15    12/05/96    57.6      10.750           289.34
MLC678A  10268004306     172,000.00    11/23/96   10/23/26    358.72    12/23/96    80.0       9.800         1,484.07
MLC678A  10268004334      25,000.00    12/14/96   11/14/11    179.44    12/14/96    84.9      12.750           271.67
MLC678A  10268004429      74,250.00    11/28/96   10/28/11    178.88    11/28/96    90.0      10.850           698.70
MLC678A  10268004562      10,000.00    12/11/96   11/11/11    179.34    12/11/96    54.3      11.250           115.23
MLC678A  10268004680      50,400.00    12/08/96   11/08/11    179.24    12/08/96    80.0      11.500           499.11
MLC678A  10268004728     104,000.00    12/04/96   11/04/11    179.11    12/04/96    80.0      11.500         1,029.90
MLC678A  10268004745      65,600.00    12/06/96   11/06/16    239.18    12/06/96    88.4      12.900           763.89
MLC678A  10268004845      27,000.00    12/14/96   11/14/11    179.44    12/14/96    90.0      11.150           260.19
        -------------------------------                     -----------           ----------------------------------
              114      8,448,590.16                           218.84                80.2      11.538        87,974.89

                                                                         Page 18
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
MLC679   10268001469  PATTERSON MAYLEEN            528 EAST 95TH STREET            BROOKLYN                NY    11212     86,000.00
MLC679   10268001470  GREENE ALLAN                 223 VERNON AVENUE               BROOKLYN                NY    11206    120,000.00
MLC679   10268001524  HALKIAS WILLIAM M            425 COMMONWEALTH AVE            NEW BRITAIN             CT    06053     61,500.00
MLC679   10268001531  KNIGHT EDWARD NEIL           6 FRANKLIN TREE COURT           CATONSVILLE             MD    21228     86,450.00
MLC679   10268001539  WIDGEON REGINALD M           17521 SIR GALAHAD WAY           ASHTON                  MD    20861    161,000.00
MLC679   10268001585  PACUKU REDZEP                267 VICTORY BLVD                STATEN ISLAND           NY    10301    180,000.00
MLC679   10268001599  RENTAS JENINA                82 TOILSOME AVE                 NORWALK                 CT    06851     45,430.00
MLC679   10268001665  GRAUER WILLIAM H             11710 GALT AVENUE               WHEATON                 MD    20902     27,000.00
MLC679   10268001683  BANDY BENJAMIN F II          610 CHICHESTER LANE             SILVER SPRING           MD    20904     19,000.00
MLC679   10268001697  GRECO JOSEPH                 16 WILSON AVE                   MASTIC BEACH            NY    11951     66,300.00
MLC679   10268001714  SHAW GEORGE A JR             11729 CHILCOATE LN              BELTSVILLE              MD    20705     37,000.00
MLC679   10268001748  COHEN MARVIN S               86 NORTH ST                     TRUMBULL                CT    06611    218,400.00
MLC679   10268001769  BENSON WILLIAM G SR          74 HULLS HILL RD                SOUTHBURY               CT    06488     90,000.00
MLC679   10268001817  NAEGELE DAVID A              212-19 41ST AVENUE              BAYSIDE                 NY    11361    306,000.00
MLC679   10268001841  MAYO GEORGE W III            280 RIVERBEND DR                GROTON                  MA    01450     43,500.00
MLC679   10268001867  WILLIAMS JOSEPH G            4360 ELY AVENUE                 BRONX                   NY    10466     21,000.00
MLC679   10268001922  FILACOURIS JAMES             676 STEWART AVENUE              BETHPAGE                NY    11714    117,500.00
MLC679   10268001943  DOINO EILEEN M               51 SOUTH WOODSIDE DRIVE         WILLIAMSVILLE           NY    14221    100,000.00
MLC679   10268001979  PRASCHAK EILEEN              92 ALDER DRIVE                  MASIC BEACH             NY    11951     56,000.00
MLC679   10268001997  SHAMAH GEORGE                238 RUDOLPH AVE                 ELMWOOD PARK            NJ    07407     26,000.00
MLC679   10268002000  FONSEC DARIO NUNO PEREIRA    31 NORTH COLE AVENUE            SPRING VALLEY           NY    10977     42,000.00
MLC679   10268002022  JOHNSON ALBERT JR            76 THORENS AVE                  GARDEN CITY PARK        NY    11040    128,000.00
MLC679   10268002064  KAVANAGH BRIAN T SR          916 BURNING TREE CT             WESTMINSTER             MD    21158     31,700.00
MLC679   10268002145  VANACORE JOHN                64 PECONIC ST                   SELDEN                  NY    11784     59,000.00
MLC679   10268002164  ZAN LAWRENCE J               6906 PRINCESS LN                PLAINFIELD              IN    46168     54,500.00
MLC679   10268002185  DRANGER RICK                 2627 SCHOOL STREET              NORTH COLLINS           NY    14111     35,000.00
MLC679   10268002267  MERE JULIE LA                LOT 1 BLUEBERRY HILL ROAD       TUPPER LAKE             NY    12986     19,200.00
MLC679   10268002283  ANGELO MICHAEL SAN JR        75 HARPERS FERRY RD             WATERBURY               CT    06705     65,400.00
MLC679   10268002286  SHARLOW WILLIAM R            21 NELL MANOR                   WADDINGTON              NY    13694     33,800.00
MLC679   10268002321  HOWARD ROBERT J JR           4230 HARDESTY ROAD              HUNTINGTOWN             MD    20639     28,750.00
MLC679   10268002364  SANGAR NARINEDATT            138-03 97TH AVENUE              JAMAICA                 NY    11435     36,000.00
MLC679   10268002412  CRAWFORD WALTER              1270 NEW YORK AVE               BROOKLYN                NY    11203    134,225.00
MLC679   10268002448  FREEMAN TERRANCE             26 CONCORD DR                   HOLTSVILLE              NY    11742     54,050.00
MLC679   10268002515  JONES GRAFTON D              4565 TERRI LANE                 HUNTINGTOWN             MD    20639     33,700.00
MLC679   10268002535  TROWBRIDGE ROBERT E          292 BENNETT RD                  HILTON                  NY    14468     67,000.00
MLC679   10268002562  KRITIKOS THEOCHARIS          255 ARCADIA AVE                 UNIONDALE               NY    11553    128,000.00
MLC679   10268002600  SCOTT NATHANIEL LEE          540 PLANTERS WHARF ROAD         LUSBY                   MD    20657     14,750.00
MLC679   10268002614  UGALDE JOSEPH R              44 PURCELL DRIVE WEST           DANBURY                 CT    06810     57,700.00
MLC679   10268003065  SOSA MANUEL C                17 DIANE DR                     NEW CITY                NY    10956     66,500.00
MLC679   10268003081  HALL MITCHELL A              157 WILTON ROAD                 GANSEVOORT              NY    12831     80,000.00
MLC679   10268003091  ROSCIANO JOSEPH              47 MAPLE ST                     RONKONKOMA              NY    11779     34,000.00
MLC679   10268003115  BRUNSON JEROME               12 NORTH HILTON STREET          BALTIMORE               MD    21229     31,500.00
MLC679   10268003197  DEVITO DOMINICK              76 LAKE AVE                     TUCKAHOE                NY    10707    100,000.00
MLC679   10268003239  SCIEPURA ZBIGNIEW M          367 HAMILTON AVE                TRENTON                 NJ    08609     97,750.00
MLC679   10268003254  KENNEDY JOHN J               7 MANSFIELD PL                  WESTPORT                CT    06880     58,750.00
MLC679   10268003259  HARGROVE KAREN               686 COLUMBUS AVENUE             STRATFORD               CT    06497     40,000.00
MLC679   10268003277  JENNINGS GERARD J            43 HORVATH DR                   ITHACA                  NY    14850     44,000.00
MLC679   10268003286  COHEN STUART N               14 CHATHAM COURT                HICKSVILLE              NY    11801     40,000.00
MLC679   10268003327  GINDI NASSIM                 2081 EAST 2ND AVENUE            BROOKLYN                NY    11232    100,000.00
MLC679   10268003367  YEN GREGORY M                474 COLD SPRING ROAD            LAUREL HOLLOW           NY    11791    219,000.00
MLC679   10268003402  ELEJALDE MAGALY              1227 LELAND AVE                 BRONX                   NY    10472    152,000.00
MLC679   10268003500  WELCH TODD                   46 LIMA ROAD                    GENESEO                 NY    14454     18,000.00
MLC679   10268003515  EMMANOUILDIS ANTONIOS        73 WEST MIDLAND AVENUE          PARAMUS                 NJ    07652    250,000.00
        -------------------------------------------                                                                     ------------
               53     Sale Total                                                                                        4,222,355.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
MLC679   10268001469      86,000.00    11/02/96   10/02/11    178.03    12/02/96    48.8      10.150           764.26
MLC679   10268001470     120,000.00    11/09/96   10/09/11    178.26    11/09/96    75.0      10.750         1,120.18
MLC679   10268001524      61,440.14    11/15/96   10/15/11    178.45    12/15/96    75.0      11.500           718.44
MLC679   10268001531      86,331.69    11/03/96   10/03/11    178.06    12/03/96    79.9      11.200           993.47
MLC679   10268001539     161,000.00    11/04/96   10/04/11    178.09    12/04/96    80.6      12.700         1,743.31
MLC679   10268001585     180,000.00    10/24/96   09/24/11    177.76    11/24/96    80.0      11.400         1,768.80
MLC679   10268001599      45,355.92    10/23/96   09/23/11    177.73    12/23/96    89.9      12.050           546.70
MLC679   10268001665      27,000.00    11/15/96   10/15/11    178.45    11/15/96    81.6      12.400           286.07
MLC679   10268001683      18,991.33    11/16/96   10/16/11    178.49    12/16/96    84.6      12.150           229.87
MLC679   10268001697      66,300.00    12/01/96   11/01/11    179.00    12/01/96    85.0      11.900           676.87
MLC679   10268001714      36,826.99    10/16/96   09/16/11    177.50    12/16/96    79.4      10.950           419.38
MLC679   10268001748     218,400.00    10/25/96   09/25/11    177.80    11/25/96    80.0      12.800         2,381.85
MLC679   10268001769      89,854.79    11/28/96   10/28/16    238.88    12/28/96    58.0      10.750           913.71
MLC679   10268001817     306,000.00    12/01/96   11/01/11    179.00    12/01/96    90.0      11.450         3,018.62
MLC679   10268001841      43,500.00    11/21/96   10/21/11    178.65    12/21/96    88.0      12.750           543.24
MLC679   10268001867      21,000.00    11/21/96   10/21/16    238.65    11/21/96    89.2      11.600           225.40
MLC679   10268001922     117,221.98    11/14/96   10/14/11    178.42    12/14/96    84.9      12.700         1,463.54
MLC679   10268001943      99,920.57    11/16/96   10/16/11    178.49    12/16/96    50.7      10.750           933.48
MLC679   10268001979      56,000.00    12/07/96   11/07/11    179.21    12/07/96    80.0      11.900           571.72
MLC679   10268001997      26,000.00    10/01/96   09/01/11    177.00    01/01/97    78.2      12.640           280.31
MLC679   10268002000      41,824.98    09/14/96   08/14/16    236.42    12/14/96    33.6      11.500           447.90
MLC679   10268002022     128,000.00    11/01/96   10/01/11    178.00    12/01/96    70.3      10.400         1,161.31
MLC679   10268002064      31,700.00    12/14/96   11/14/11    179.44    12/14/96    84.8      12.500           390.71
MLC679   10268002145      58,973.13    11/28/96   10/28/11    178.88    12/28/96    45.3      11.500           584.27
MLC679   10268002164      54,068.40    10/25/96   09/25/11    177.80    12/25/96    89.8      12.750           680.62
MLC679   10268002185      35,000.00    12/18/96   11/18/11    179.57    12/18/96    73.1      12.000           360.01
MLC679   10268002267      19,200.00    12/01/96   11/01/26    359.00    12/01/96    89.9      11.600           191.60
MLC679   10268002283      65,336.36    10/27/96   09/27/11    177.86    12/27/96    84.9      11.000           622.82
MLC679   10268002286      33,800.00    11/07/96   10/07/11    178.19    11/07/96    72.2      10.300           369.44
MLC679   10268002321      28,750.00    11/15/96   10/15/11    178.45    11/15/96    84.6      10.350           315.13
MLC679   10268002364      35,873.66    11/16/96   10/16/06    118.49    12/16/96    79.8      11.150           498.96
MLC679   10268002412     134,225.00    11/22/96   10/22/11    178.68    11/22/96    65.0      13.500         1,537.43
MLC679   10268002448      54,050.00    11/23/96   10/23/11    178.72    12/23/96    84.7      12.400           662.66
MLC679   10268002515      33,611.32    11/23/96   10/23/11    178.72    12/23/96    74.5      11.000           383.03
MLC679   10268002535      67,000.00    11/15/96   10/15/16    238.45    12/15/96    85.0      11.300           705.30
MLC679   10268002562     128,000.00    11/02/96   10/02/11    178.03    12/02/96    80.0      11.600         1,277.35
MLC679   10268002600      14,750.00    12/05/96   11/05/11    179.15    12/05/96    84.9      12.400           180.84
MLC679   10268002614      57,700.00    11/21/96   10/21/11    178.65    11/21/96    79.9      13.350           654.10
MLC679   10268003065      66,500.00    12/08/96   11/08/11    179.24    12/08/96    90.0      11.950           795.97
MLC679   10268003081      80,000.00    12/06/96   11/06/11    179.18    12/06/96    80.0      12.850           875.59
MLC679   10268003091      34,000.00    11/01/96   10/01/11    178.00    12/01/96    89.7      11.990           407.84
MLC679   10268003115      31,500.00    12/05/96   11/05/26    359.15    12/05/96    63.0      10.050           277.60
MLC679   10268003197     100,000.00    12/05/96   11/05/11    179.15    12/05/96    64.0      10.750         1,120.95
MLC679   10268003239      97,750.00    11/09/96   10/09/11    178.26    12/09/96    85.0      11.500           968.01
MLC679   10268003254      58,750.00    12/06/96   11/06/11    179.18    12/06/96    84.8      11.500           686.31
MLC679   10268003259      40,000.00    12/06/96   11/06/11    179.18    12/06/96    70.1      12.000           411.45
MLC679   10268003277      44,000.00    12/05/96   11/05/11    179.15    12/05/96    89.9      11.550           515.40
MLC679   10268003286      40,000.00    12/08/96   11/08/11    179.24    12/08/96    88.9      11.000           380.93
MLC679   10268003327     100,000.00    11/21/96   10/21/11    178.65    11/21/96    48.2      12.700         1,082.80
MLC679   10268003367     219,000.00    12/04/96   11/04/11    179.11    12/04/96    68.9      10.990         2,487.77
MLC679   10268003402     152,000.00    11/30/96   10/30/11    178.95    11/30/96    80.0      13.250         1,711.17
MLC679   10268003500      18,000.00    12/08/96   11/08/11    179.24    12/08/96    88.9      11.550           210.85
MLC679   10268003515     250,000.00    12/12/96   11/12/11    179.38    12/12/96    74.6       9.650         2,129.55
        ------------------------------                     -----------           ------------------------------------
               53      4,220,506.26                           183.34                76.2      11.622        44,684.89

                                                                         Page 19
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
MLC679A  10268001448  HALL JOYCE A                 9816 MARRIOTTSVILLE ROAD        RANDALLSTOWN            MD    21133    110,000.00
MLC679A  10268001466  AGRAMONTE MILZA I            560 SHEPHERD AENUE              BROOKLYN                NY    11208     57,900.00
MLC679A  10268001475  BOLDEN MARVIN A              9 ROBINS SQUARE EAST            NORWALK                 CT    06854     41,000.00
MLC679A  10268001487  TIMPER THOMAS                241-09 143RD AVENUE             ROSEDALE                NY    11422     33,500.00
MLC679A  10268001489  MIRANDA LARRY                114 HOBSON AVE                  TIVERTON                RI    02878     25,000.00
MLC679A  10268001504  SOTO RAFAEL M                49 BENTON HOLLOW RD             LIBERTY                 NY    12754     91,160.00
MLC679A  10268001507  JASON GARY                   80 OLDE STONE LN                LANCASTER               NY    14086     50,000.00
MLC679A  10268001526  ANDRESEN MARK                1127 GRUNDY AVE                 HOLBROOK                NY    11741     20,000.00
MLC679A  10268001534  NICHOLAS LYNETTE M           450 COOLIDGE AVE                ROCKVILLE CENTRE        NY    11570    127,500.00
MLC679A  10268001553  STEVENSON THOMAS W           185-187 MAIN STREET             PLAINFIELD              CT    06354     73,000.00
MLC679A  10268001576  SERRANO KEITH M              10804 BLACKPOWDER CT            FORT WASHINGTON         MD    20744     47,100.00
MLC679A  10268001578  BRICKER BERNADINE C          3015 LOUISIANA AVE              BALTIMORE               MD    21227     55,000.00
MLC679A  10268001590  RAIMONDI MICHAEL             248 VAN SICKLEN ST              BROOKLYN                NY    11223     41,250.00
MLC679A  10268001595  HENRY ROSAMOND               1266 AUGUSTINA AVENUE           FAR ROCKAWAY            NY    11601    144,000.00
MLC679A  10268001597  RAMLOGAN LLOYD               10762 122ND ST                  JAMAICA                 NY    11419     60,000.00
MLC679A  10268001624  ALBRITTON HAROLD JP          497 BAINBRIDGE ST               BROOKLYN                NY    11233    120,000.00
MLC679A  10268001625  KRIKORIAN CHARLES J          155 PIERCE RD                   NEW BRAINTREE           MA    01531     23,800.00
MLC679A  10268001647  MINKOFF ARTHUR               90 NEPTUNE AVE                  WOODMERE                NY    11598    195,000.00
MLC679A  10268001659  AMORESE MARK S               428 E LAKE RD                   HONEOYE                 NY    14471     55,500.00
MLC679A  10268001663  FONSECA MANUEL P             1793 POST RD                    DARIEN                  CT    06820     25,000.00
MLC679A  10268001677  HUTCHINSON RITA              480 EAST 34TH STREET            BROOKLYN                NY    11203    171,000.00
MLC679A  10268001679  RAMJOHN ASHMEAD              114 WENGATE ROAD                OWINGS MILLS            MD    21117     35,000.00
MLC679A  10268001694  BEAULAC PAUL J               863 HICKORY DR                  CASTLETON ON HUDSON     NY    12033     20,000.00
MLC679A  10268001702  GATTY DIANE                  6 REBECCA LANE                  ROCKAWAY                NJ    07866    144,392.00
MLC679A  10268001709  SANTOS ANTHONY B             260 THOMPSON STREET #262        STRATFORD               CT    06497     63,000.00
MLC679A  10268001712  COFFEY TAMMY                 294 BROOKHAVEN AVE              FLANDERS                NY    11901     89,600.00
MLC679A  10268001716  SMIRNOFF ALEXANDER G         30 DICKINSON RD                 DARIEN                  CT    06820    135,250.00
MLC679A  10268001718  COTTON EDWARD S              81 WINTHROP ST                  WALTHAM                 MA    02154     45,300.00
MLC679A  10268001720  TWEEDY REGINALD E            3307 AVONDALE AVENUE            BALTIMORE               MD    21215     49,140.00
MLC679A  10268001732  BANKS ROBERT L               319 QUACKENBOS STREET NORTHWE   WASHINGTON              DC    20011    128,700.00
MLC679A  10268001747  KLEIN DAVID J                15 HEFFLON FARM RD              OLD LYME                CT    06371     23,400.00
MLC679A  10268001756  KAMITSIS THEOLOGOS           15 NOWICK LANE                  SMITHTOWN               NY    11787     50,000.00
MLC679A  10268001777  CURET ARTEMIO                182 BATHGATE ST                 STATEN ISLAND           NY    10312    119,000.00
MLC679A  10268001779  SMYTH PATRICK T              39 DUHAIME ROAD                 PEARL RIVER             NY    10965     72,000.00
MLC679A  10268001781  BARBOSA GILSA                61-32 AUSTIN STREET             REGO PARK               NY    11374    162,000.00
MLC679A  10268001782  VARON NEIL                   77 12 95TH AVENUE               OZONE PARK              NY    11416     41,640.00
MLC679A  10268001792  ANDREWS GEORGE P             26 JAMES STREET                 POUGHKEEPSIE            NY    12603     35,200.00
MLC679A  10268001809  URBANOWICZ RICHARD           7 RIDGEWOOD DRIVE               BETHANY                 CT    06524    140,000.00
MLC679A  10268001810  PLUMMER GREGORY N            45 DUFIEF CT                    GAITHERSBURG            MD    20878     12,200.00
MLC679A  10268001812  FLADGER PAUL E               54 SHADY LANE AVE               SHREWSBURY              MA    01545     20,000.00
MLC679A  10268001818  BENINSON MARVIN              35 HICKOK AVENUE                BETHEL                  CT    06801     33,700.00
MLC679A  10268001835  KLAYN BENJAMIN               1392 EAST 14TH STREET           BROOKLYN                NY    11230    141,000.00
MLC679A  10268001857  HARDY CHARLES                418 SOUTH 5TH AVENUE            MOUNT VERNON            NY    10550    149,500.00
MLC679A  10268001865  CALLENDER STUART             316 GRAFTON STREET              BROOKLYN                NY    11212     30,000.00
MLC679A  10268001871  MASUCCI ANGELA               40 FOWLER AVE                   YONKERS                 NY    10701     60,000.00
MLC679A  10268001877  CAULFIELD SHARON A           2199 MAPLE AVE                  BALLSTON LAKE           NY    12019     28,749.00
MLC679A  10268001879  GOPAUL SHAREED               201 DOLCE ST                    BRENTWOOD               NY    11717    103,500.00
MLC679A  10268001892  VERMA VIRENDER               28 MARCONI AVE                  ISELIN                  NJ    08830     91,000.00
MLC679A  10268001898  MITCHELL LONNIE              32-47 100TH STREET              EAST ELMHURST           NY    11369    180,000.00
MLC679A  10268001910  MENEO GABRIEL                70 ESSEX ST                     NEW HAVEN               CT    06513     57,000.00
MLC679A  10268001911  DAIGNEAULT EMMA M            197 COTTAGE ST                  MONROE                  CT    06468     46,900.00
MLC679A  10268001913  CONAWAY SHIRLEY M            1713 HILLENWOOD RD              BALTIMORE               MD    21239     65,600.00
MLC679A  10268001928  RITCHIE G SCOTT              356 MAPLEDALE PL                BRIDGEPORT              CT    06610     76,500.00
MLC679A  10268001932  ZLATKIN LUDMILA              3 ATHENA CT                     DIX HILLS               NY    11746     66,400.00
MLC679A  10268001954  MORSE PATRICIA M             7 SYMPHONY PL                   WHITESBORO              NY    13492    100,000.00
MLC679A  10268001957  FFRIEND ROSETTA              716 BECK ST                     UNIONDALE               NY    11553     21,450.00
MLC679A  10268001958  BELL TAYLOR B                747 SUNBLEST BLVD               FISHERS                 IN    46038     66,000.00
MLC679A  10268001964  MURPHY EUGENE J              509 3RD STREET                  NEWBURGH                NY    12550     18,000.00
MLC679A  10268001973  REPP JOHN DOUGLAS            59 INDIAN HILL RD               WILTON                  CT    06897     58,300.00
MLC679A  10268001987  SEARS RICHARD H              13020 230TH ST                  LAURELTON               NY    11413     75,000.00
MLC679A  10268001988  DISTEFANO SALVATORE          35 LILCHESTER RD                HOPATCONG               NJ    07843     23,500.00
MLC679A  10268001992  ROSNER ROBERT                108 JEFFERSON RD                FARMINGDALE             NY    11735     88,100.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
MLC679A  10268001448     110,000.00    10/18/96   09/18/26    357.57    11/18/96    75.8      13.250         1,238.35
MLC679A  10268001466      57,900.00    10/17/96   09/17/11    177.53    12/17/96    74.9      13.200           649.56
MLC679A  10268001475      41,000.00    11/01/96   10/01/11    178.00    12/01/96    89.8      12.350           501.34
MLC679A  10268001487      33,500.00    11/04/96   10/04/11    178.09    12/04/96    89.5      11.600           393.48
MLC679A  10268001489      24,883.16    10/23/96   09/23/11    177.73    12/23/96    81.8      10.750           280.24
MLC679A  10268001504      91,160.00    12/01/96   11/01/11    179.00    12/01/96    80.0      12.600           979.99
MLC679A  10268001507      49,977.74    11/24/96   10/24/26    358.75    12/24/96    53.7      11.600           498.96
MLC679A  10268001526      20,000.00    11/28/96   10/28/11    178.88    11/28/96    79.5      11.150           229.21
MLC679A  10268001534     126,620.12    10/26/96   09/26/11    177.83    12/26/96    75.0      11.750         1,287.00
MLC679A  10268001553      73,000.00    10/11/96   09/11/11    177.34    12/11/96    79.3      13.000           807.53
MLC679A  10268001576      47,100.00    11/04/96   10/04/06    118.09    12/04/96    89.9      12.750           696.33
MLC679A  10268001578      55,000.00    11/01/96   10/01/16    238.00    12/01/96    89.4      11.550           588.43
MLC679A  10268001590      41,250.00    11/07/96   10/07/11    178.19    12/07/96    59.4      10.600           380.42
MLC679A  10268001595     144,000.00    11/01/96   10/01/11    178.00    12/01/96    80.0       9.800         1,242.47
MLC679A  10268001597      60,000.00    11/07/96   10/07/11    178.19    12/07/96    88.2      11.600           704.73
MLC679A  10268001624     119,765.19    10/17/96   09/17/11    177.53    12/17/96    76.4       9.800         1,035.39
MLC679A  10268001625      23,800.00    11/01/96   10/01/11    178.00    12/01/96    89.1      12.750           297.22
MLC679A  10268001647     194,914.75    11/15/96   10/15/11    178.45    12/15/96    75.0      11.750         1,968.35
MLC679A  10268001659      55,439.03    11/11/96   10/11/11    178.32    12/11/96    52.8      10.450           505.61
MLC679A  10268001663      25,000.00    10/16/96   09/16/11    177.50    12/16/96    69.8      11.000           238.08
MLC679A  10268001677     170,782.46    10/17/96   09/17/26    357.53    12/17/96    90.0      11.000         1,628.47
MLC679A  10268001679      34,435.36    11/10/96   10/10/06    118.29    12/10/96    73.0      11.200           486.10
MLC679A  10268001694      19,882.60    10/24/96   09/24/11    177.76    12/24/96    89.6      11.150           229.21
MLC679A  10268001702     144,392.00    11/01/96   10/01/11    178.00    12/01/96    69.9       9.800         1,245.85
MLC679A  10268001709      62,917.68    10/17/96   09/17/11    177.53    12/17/96    70.0      10.700           585.73
MLC679A  10268001712      89,600.00    10/13/96   09/13/11    177.40    12/13/96    80.0      13.750         1,043.94
MLC679A  10268001716     135,041.11    10/27/96   09/27/11    177.86    12/27/96    84.9      11.500         1,339.37
MLC679A  10268001718      45,192.80    10/30/96   09/30/11    177.96    11/30/96    84.9      12.700           564.24
MLC679A  10268001720      49,140.00    11/03/96   10/03/16    238.06    12/03/96    90.0      11.050           508.89
MLC679A  10268001732     128,700.00    10/25/96   09/25/26    357.80    11/25/96    90.0      11.050         1,230.50
MLC679A  10268001747      23,400.00    10/26/96   09/26/11    177.83    11/26/96    89.9      12.500           249.74
MLC679A  10268001756      50,000.00    11/21/96   10/21/11    178.65    12/21/96    72.8      12.950           551.15
MLC679A  10268001777     119,000.00    11/01/96   10/01/26    358.00    12/01/96    54.3      10.850         1,119.80
MLC679A  10268001779      72,000.00    11/07/96   10/07/16    238.19    12/07/96    84.4      11.350           760.40
MLC679A  10268001781     161,962.38    11/25/96   10/25/11    178.78    12/25/96    90.0      10.490         1,480.67
MLC679A  10268001782      41,640.00    11/16/96   10/16/16    238.49    12/16/96    89.9      11.600           446.93
MLC679A  10268001792      35,175.85    11/23/96   10/23/11    178.72    12/23/96    84.1      12.500           433.85
MLC679A  10268001809     140,000.00    10/25/96   09/25/11    177.80    11/25/96    79.9      12.000         1,440.06
MLC679A  10268001810      12,199.91    11/09/96   10/09/11    178.26    12/09/96    90.0      11.550           142.91
MLC679A  10268001812      19,946.95    10/25/96   09/25/11    177.80    12/25/96    87.6      12.750           249.77
MLC679A  10268001818      33,693.71    11/08/96   10/08/11    178.22    12/08/96    89.6      11.950           403.37
MLC679A  10268001835     140,471.67    10/25/96   09/25/11    177.80    12/25/96    80.2      11.000         1,602.60
MLC679A  10268001857     149,500.00    11/08/96   10/08/11    178.22    11/08/96    65.0      15.100         1,902.30
MLC679A  10268001865      29,879.22    10/25/96   09/25/11    177.80    12/25/96    87.4      11.150           343.81
MLC679A  10268001871      59,844.90    10/23/96   09/23/16    237.73    12/23/96    38.1      10.950           617.27
MLC679A  10268001877      28,647.04    10/25/96   09/25/11    177.80    12/25/96    90.0      11.550           336.76
MLC679A  10268001879     103,500.00    11/16/96   10/16/11    178.49    11/16/96    90.0      11.100           993.48
MLC679A  10268001892      91,000.00    11/09/96   10/09/11    178.26    12/09/96    70.0      11.700         1,074.65
MLC679A  10268001898     180,000.00    11/07/96   10/07/11    178.19    12/07/96    80.0      11.600         1,796.28
MLC679A  10268001910      56,953.09    11/01/96   10/01/11    178.00    12/01/96    47.8      11.000           647.86
MLC679A  10268001911      46,682.04    10/24/96   09/24/11    177.76    12/24/96    89.8      11.950           561.37
MLC679A  10268001913      65,600.00    11/08/96   10/08/26    358.22    12/08/96    80.0      13.250           738.51
MLC679A  10268001928      76,489.24    11/10/96   10/10/11    178.29    12/10/96    90.0      10.650           708.37
MLC679A  10268001932      66,400.00    11/17/96   10/17/11    178.52    12/17/96    89.9      12.350           700.94
MLC679A  10268001954     100,000.00    11/08/96   10/08/26    358.22    12/08/96    76.3      10.750           933.48
MLC679A  10268001957      21,450.00    10/23/96   09/23/11    177.73    12/23/96    89.9      12.750           233.10
MLC679A  10268001958      65,615.05    11/04/96   10/04/11    178.09    01/04/97    81.5      11.200           758.46
MLC679A  10268001964      18,000.00    11/11/96   10/11/16    238.32    12/11/96    84.1      11.550           192.58
MLC679A  10268001973      58,300.00    11/15/96   10/15/11    178.45    12/15/96    82.0      11.900           695.95
MLC679A  10268001987      74,908.24    10/23/96   09/23/26    357.73    12/23/96    50.0       9.400           625.18
MLC679A  10268001988      23,500.00    10/23/96   09/23/16    237.73    11/23/96    90.0      12.400           265.34
MLC679A  10268001992      88,063.72    11/15/96   10/15/11    178.45    12/15/96    54.0      10.500           973.86

                                                                         Page 20
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
MLC679A  10268002001  ENGELDRUM DONALD J           5 TONI LN                       YONKERS                 NY    10710    174,250.00
MLC679A  10268002024  TUNISON GEOGRE H III         315 MILL STREET                 MILTON                  DE    19968     44,985.00
MLC679A  10268002027  FISCO ANDREW                 760 ROUTE 23 A                  PALENVILLE              NY    12463     20,500.00
MLC679A  10268002030  FULCHER WILLIAM S            1901 PRINCE EDWARD ROAD #R      RICHMOND                VA    23225    134,725.00
MLC679A  10268002042  CARRION MARIA                817 40TH STREET                 BROOKLYN                NY    11232    160,000.00
MLC679A  10268002043  MITCHELL GARY                60 BRIGHTSIDE AVE               CENTRAL ISLIP           NY    11722     90,300.00
MLC679A  10268002045  LOEHMER M KELLY              11 SYLVANPARK COURT             BALTIMORE               MD    21236     21,200.00
MLC679A  10268002056  LOPEZ VINCENT                52 JEFFERSON PL                 TUCKAHOE                NY    10707    130,500.00
MLC679A  10268002085  WHEELER OLIVER J             717 NORTH WOODINGTON ROAD       BALTIMORE               MD    21229     49,500.00
MLC679A  10268002094  SWANSON RANDOLPH J           397 EAST WILDWOOD DRIVE         WARSAW                  IN    46580     79,000.00
MLC679A  10268002109  BISHOP PAUL R                19 JOHNSON RD                   NORTH STONINGTON        CT    06359     31,000.00
MLC679A  10268002111  LANE ALLYN                   56 QUANOPAUG TRL                WOODBURY                CT    06798     57,500.00
MLC679A  10268002113  HARTH ROBERT                 1923 VAUXHALL RD                UNION                   NJ    07083    183,750.00
MLC679A  10268002118  SAUNDERS-DURRAH APRIL        134 COURTENAY RD                HEMPSTEAD               NY    11550    112,500.00
MLC679A  10268002123  CHAN DAVID K W               17-19 BOND STREET               PASSAIC                 NJ    07055     80,000.00
MLC679A  10268002126  DUMAS RAYMOND                20 NASSAU CIRCLE                EAST HARTFORD           CT    06118     21,900.00
MLC679A  10268002158  WILKINS KATE M               4311 WILLIAMS WHARF RD          SAINT LEONARD           MD    20685     43,300.00
MLC679A  10268002167  CHARLTON GARDINER D          25 ZENAS DR                     QUEENSBURY              NY    12804     23,000.00
MLC679A  10268002169  PIGOTT LENNOX W              747 EAST 49TH STREET            BROOKLYN                NY    11203    135,000.00
MLC679A  10268002189  KAPRAT ANN M                 2493 HULL AVE                   BELLMORE                NY    11710     33,800.00
MLC679A  10268002203  FANDETTA RALPH               2 HENDEL CIRCLE                 DEER PARK               NY    11729     30,000.00
MLC679A  10268002213  STRUBLE WILLIAM D            13002 ROUSBY HALL ROAD          LUSBY                   MD    20657     41,000.00
MLC679A  10268002224  FIELDS DENNIS F              286 WEST PROSPECT AVENUE        ABERDEEN                NJ    07735     10,000.00
MLC679A  10268002248  WRIGHT MICHAEL               3841 LYNDALE AVE                BALTIMORE               MD    21213     15,700.00
MLC679A  10268002263  COSENZA CHARLES V JR         365 DURHAM RD                   GUILFORD                CT    06437    105,000.00
MLC679A  10268002297  BROWN JOSEPH M               665 WATERVILLE RD               AVON                    CT    06001     41,400.00
MLC679A  10268002313  MARINO JOHN                  36 LAURIE DRIVE                 CARMEL                  NY    10512     56,000.00
MLC679A  10268002315  WUNDER KARL                  32 32 205TH ST                  BAYSIDE                 NY    11361     65,000.00
MLC679A  10268002404  METCALF ANNE JANE            25 27 AMBROSE TER               EAST HARTFORD           CT    06108     37,800.00
MLC679A  10268002411  ALONSO VICTOR                10 STRATFORD PLACE              RARITAN                 NJ    08873    142,500.00
MLC679A  10268002445  SAUNDERS JOHN E III          23 GRANT HILL RD                BLOOMFIELD              CT    06002     43,300.00
MLC679A  10268002468  ETWAROO THELMA S             750 LENOX RD                    BROOKLYN                NY    11203    110,000.00
MLC679A  10268002499  MOSCA RALPH                  198 EAST MADISON STREET         EAST ISLIP              NY    11730     22,000.00
MLC679A  10268002509  DELLAVOLPE DENISE            4 OAK HILL RD                   SEYMOUR                 CT    06483     19,500.00
MLC679A  10268002518  BELLENOT RONALD K SR         805 NORTH PARK AVENUE EXT       REDDING                 CT    06896     54,000.00
MLC679A  10268002538  SAMMY TARA                   178 TWIN LAWNS AVE              BRENTWOOD               NY    11717    103,500.00
MLC679A  10268002572  RICHARDSON ANNIE             116 GATES AVE                   BROOKLYN                NY    11238    130,000.00
MLC679A  10268002608  MANNOIA JACK                 1906 MONTAUK HIGHWAY            AMAGANSETT              NY    11930     62,250.00
MLC679A  10268002615  NOONAN JOHN W                16 15TH ST                      SELDEN                  NY    11784     47,500.00
MLC679A  10268003062  CROOKHAM BRUCE D             1041 CHERRY LANE                WRIGHTSTOWN             PA    18980    100,000.00
MLC679A  10268003071  SPENCER JOHN C               24 BETWOOD LN                   GREECE                  NY    14612     75,250.00
MLC679A  10268003130  MILLER DARNELL               4023 92ND AVE                   LANDOVER                MD    20785     33,700.00
MLC679A  10268003132  GRECO JOSEPHINE              298-300 OLIVIA STREET           DERBY                   CT    06418     99,000.00
MLC679A  10268003146  CZAPLA MICHAEL J JR          4 PLEASANT ST                   MYSTIC                  CT    06355     23,000.00
MLC679A  10268003150  HAYNES SHELLY                677 IVY PL                      UNIONDALE               NY    11553    110,000.00
MLC679A  10268003151  MANGLANI ARJUN               732 ARGYLE RD                   BROOKLYN                NY    11230     90,973.00
MLC679A  10268003226  JACKSON REGINALD J JR        5610 ELLERBIE ST                LANHAM                  MD    20706     33,800.00
MLC679A  10268003243  CHANDOO JUDY                 5153 POST RD                    BRONX                   NY    10471     50,000.00
MLC679A  10268003289  MCCLOUD EVA M                30 MAYTHORPE DR                 WINDSOR                 CT    06095     75,000.00
MLC679A  10268003346  DENAPOLI GUSTAVE             30 UNION ROAD                   KENT                    NY    10512     33,700.00
MLC679A  10268003392  HASTINGS MARY LOU            194 FIELD RD                    SOMERS                  CT    06071     22,000.00
MLC679A  10268003400  BOYD DAVID F                 7 WOODSIDE TER                  WOBURN                  MA    01801     21,000.00
MLC679A  10268003404  BETTEX DANIEL F              137 MEROKE LN                   EAST ISLIP              NY    11730     43,500.00
MLC679A  10268003413  SMITH AMBER                  306 13TH ST                     BROOKLYN                NY    11215    264,000.00
MLC679A  10268003424  CALVO ARTHUR E               500 STRATFORD ROAD              SOUTH HEMPSTEAD         NY    11550     30,000.00
MLC679A  10268003434  BROWN JOANNE                 60 ROCK LN                      BOONTON                 NJ    07005     74,000.00
MLC679A  10268003494  ALLEN TIMOTHY                13 CHERRYTREE LN                LEVITTOWN               NY    11756     14,200.00
MLC679A  10268003509  COLLINS LOUIS A              27 SIMMONS DR                   SAUGERTIES              NY    12477     48,600.00
MLC679A  10268003510  ODONOGHUE DENIS              55 BROOK ST                     ISLIP                   NY    11751     20,350.00
MLC679A  10268003547  THOMPSON JAMES S             73 FAIRFIELD AVE                HOLYOKE                 MA    01040     32,000.00
MLC679A  10268003584  KALEM JOSEF                  298 JOHNSTON AVENUE             JERSEY CITY             NJ    07304     87,400.00
MLC679A  10268003592  HEYWARD SAMUEL R             145-83 183RD STREET             JAMAICA                 NY    11413     21,400.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
MLC679A  10268002001     174,250.00    11/23/96   10/23/11    178.72    12/23/96    85.0      10.500         1,593.93
MLC679A  10268002024      44,877.58    10/23/96   09/23/11    177.73    12/23/96    53.9      11.900           459.26
MLC679A  10268002027      20,490.72    10/24/96   09/24/16    237.76    12/24/96    89.8      11.700           221.45
MLC679A  10268002030     134,725.00    11/15/96   10/15/11    178.45    12/15/96    85.0      12.200         1,406.57
MLC679A  10268002042     160,000.00    11/21/96   10/21/11    178.65    11/21/96    80.0      13.700         1,857.87
MLC679A  10268002043      90,300.00    11/02/96   10/02/11    178.03    12/02/96    70.0      10.900           853.13
MLC679A  10268002045      21,098.64    10/23/96   09/23/11    177.73    12/23/96    89.3      11.550           248.33
MLC679A  10268002056     130,471.09    11/01/96   10/01/11    178.00    12/01/96    75.0      10.600         1,203.50
MLC679A  10268002085      49,377.02    10/26/96   09/26/26    357.83    12/26/96    90.0      10.900           467.66
MLC679A  10268002094      79,000.00    11/02/96   10/02/11    178.03    12/02/96    89.5      12.500           973.69
MLC679A  10268002109      31,000.00    11/16/96   10/16/11    178.49    12/16/96    87.6      12.750           387.14
MLC679A  10268002111      57,368.65    12/01/96   11/01/11    179.00    01/01/97    84.4      13.300           738.90
MLC679A  10268002113     183,705.74    11/30/96   10/30/11    178.95    12/30/96    75.0      10.400         1,667.11
MLC679A  10268002118     112,500.00    11/01/96   10/01/11    178.00    12/01/96    90.0      12.350         1,187.59
MLC679A  10268002123      79,877.66    11/11/96   10/11/11    178.32    12/11/96    50.0      11.800           949.86
MLC679A  10268002126      21,900.00    11/03/96   10/03/11    178.06    12/03/96    89.7      12.750           273.50
MLC679A  10268002158      43,294.69    11/28/96   10/28/16    238.88    12/28/96    79.7      12.200           482.82
MLC679A  10268002167      22,975.09    11/07/96   10/07/11    178.19    12/07/96    87.8      11.150           263.59
MLC679A  10268002169     134,956.86    11/01/96   10/01/26    358.00    12/01/96    90.0      11.500         1,336.89
MLC679A  10268002189      33,480.66    10/27/96   09/27/06    117.86    12/27/96    89.1      11.150           468.47
MLC679A  10268002203      29,869.84    10/20/96   09/20/11    177.63    12/20/96    84.7      12.990           379.38
MLC679A  10268002213      40,876.66    11/09/96   10/09/11    178.26    12/09/96    73.2      10.300           448.14
MLC679A  10268002224       9,825.18    11/23/96   10/23/06    118.72    01/23/97    11.1      11.800           142.32
MLC679A  10268002248      15,619.68    10/30/96   09/30/11    177.96    11/30/96    85.0      12.150           189.94
MLC679A  10268002263     104,769.72    11/02/96   10/02/11    178.03    01/02/97    72.9      10.500           960.48
MLC679A  10268002297      41,359.73    11/16/96   10/16/11    178.49    12/16/96    84.9      11.500           483.63
MLC679A  10268002313      55,964.23    11/01/96   10/01/11    178.00    12/01/96    89.9      11.550           655.97
MLC679A  10268002315      65,000.00    11/07/96   10/07/11    178.19    12/07/96    77.4      11.200           746.97
MLC679A  10268002404      37,800.00    11/07/96   10/07/11    178.19    12/07/96    89.8      12.750           472.06
MLC679A  10268002411     142,066.65    11/08/96   10/08/11    178.22    01/08/97    64.7      10.250         1,276.94
MLC679A  10268002445      43,300.00    11/11/96   10/11/11    178.32    12/11/96    83.1      11.750           512.73
MLC679A  10268002468     109,772.53    11/21/96   10/21/26    358.65    12/21/96    74.5      12.000         1,131.47
MLC679A  10268002499      21,965.28    11/28/96   10/28/11    178.88    12/28/96    89.9      11.600           258.40
MLC679A  10268002509      19,267.92    11/28/96   10/28/11    178.88    01/28/97    89.6      12.750           211.91
MLC679A  10268002518      53,961.13    11/23/96   10/23/11    178.72    12/23/96    84.9      13.750           710.09
MLC679A  10268002538     103,482.09    11/25/96   10/25/11    178.78    12/25/96    90.0      11.100           993.48
MLC679A  10268002572     130,000.00    11/22/96   10/22/11    178.68    12/22/96    61.9      10.500         1,437.02
MLC679A  10268002608      62,250.00    11/25/96   10/25/11    178.78    11/25/96    85.0      13.700           722.83
MLC679A  10268002615      47,500.00    11/16/96   10/16/16    238.49    12/16/96    89.9      11.650           511.47
MLC679A  10268003062      99,851.07    11/03/96   10/03/11    178.06    01/03/97    55.5      12.850         1,094.49
MLC679A  10268003071      75,250.00    11/25/96   10/25/11    178.78    11/25/96    84.2      13.700           987.01
MLC679A  10268003130      33,700.00    12/01/96   11/01/11    179.00    12/01/96    74.9      12.100           349.24
MLC679A  10268003132      99,000.00    11/23/96   10/23/11    178.72    11/23/96    90.0      12.000         1,018.33
MLC679A  10268003146      22,857.40    12/01/96   11/01/11    179.00    01/01/97    89.1      12.500           283.48
MLC679A  10268003150     110,000.00    11/22/96   10/22/11    178.68    12/22/96    74.8      11.250         1,068.39
MLC679A  10268003151      90,973.00    10/13/96   09/13/16    237.40    11/13/96    89.7      11.700           982.73
MLC679A  10268003226      33,800.00    11/25/96   10/25/11    178.78    12/25/96    89.7      12.750           422.11
MLC679A  10268003243      49,794.08    11/28/96   10/28/11    178.88    12/28/96    88.9      11.600           587.28
MLC679A  10268003289      75,000.00    11/30/96   10/30/11    178.95    11/30/96    51.7      10.750           700.11
MLC679A  10268003346      33,700.00    11/24/96   10/24/11    178.75    11/24/96    89.8      12.750           420.86
MLC679A  10268003392      22,000.00    11/18/96   10/18/16    238.55    12/18/96    23.4      10.990           226.93
MLC679A  10268003400      21,000.00    11/28/96   10/28/06    118.88    11/28/96    85.4      11.250           292.25
MLC679A  10268003404      43,372.38    11/23/96   10/23/11    178.72    12/23/96    80.0      11.000           494.42
MLC679A  10268003413     264,000.00    11/15/96   10/15/11    178.45    11/15/96    80.0      12.750         2,868.87
MLC679A  10268003424      30,000.00    12/04/96   11/04/11    179.11    12/04/96    89.8      11.350           347.60
MLC679A  10268003434      74,000.00    10/16/96   09/16/16    237.50    12/16/96    53.6      10.800           753.77
MLC679A  10268003494      14,125.97    12/04/96   11/04/11    179.11    01/04/97    85.8      11.300           138.46
MLC679A  10268003509      48,590.11    11/23/96   10/23/16    238.72    12/23/96    84.9      10.500           485.21
MLC679A  10268003510      20,350.00    12/08/96   11/08/11    179.24    12/08/96    89.9      11.550           238.37
MLC679A  10268003547      31,912.19    12/01/96   11/01/11    179.00    01/01/97    88.8      12.500           394.41
MLC679A  10268003584      87,400.00    11/28/96   10/28/11    178.88    11/28/96    69.9      12.550           936.18
MLC679A  10268003592      21,400.00    12/01/96   11/01/11    179.00    12/01/96    89.9      11.990           219.96

                                                                         Page 21
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
MLC679A  10268003596   ADLER ERROL                 108 GREAT BROOK ROAD            NEW MILFORD             CT    06776     67,570.00
MLC679A  10268003680  JONES WILLIAM D              101 SHERRIS WAY                 SMITHSBURG              MD    21783     20,000.00
         ------------------------------------------                                                                     ------------
              126     Sale Total                                                                                        8,786,334.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
MLC679A  10268003596      67,570.00    12/01/96   11/01/16    239.00    12/01/96    80.8      11.250           708.98
MLC679A  10268003680      19,949.01    11/23/96   10/23/11    178.72    12/23/96    88.4      11.550           234.27
         -----------------------------                     -----------           ----------------------------------
              126      8,778,112.26                           205.09                78.1      11.625        92,905.99

                                                                         Page 22
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
 ML680   10266125918  CALDWELL CHRISTOPHER         HARRIETSTOWN ROAD               SARANAC LAKE            NY    12983     48,300.00
 ML680   10266127225  FLOURNOY LAIRD               55 CALDWELL AVENUE              LAKE GEORGE             NY    12845     38,250.00
 ML680   10266127513  ALBIN MARIE A                319 DORWART STREET              LANCASTER               PA    17603     42,250.00
 ML680   10266127837  ANGER LAVOYN M               2013 CHAMBERLIN SOUTH           COLORADO SPRINGS        CO    80906     15,700.00
 ML680   10266128780  BINGHAM RICHARD F            11030 N FUEGO DRIVE             DUNNELLON               FL    34434     23,000.00
 ML680   10266129721  TREVES MOISES                741 WEST CORAL GABLES           PHOENIX                 AZ    85023     23,000.00
 ML680   10266129767  SHELTON LAVERNE H            2919 ELIZABETH STREET           DENVER                  CO    80205     20,681.00
 ML680   10266129795  MCCULLOUGH CARL              3120 SHAFFER ROAD               ATWATER                 OH    44201     39,500.00
 ML680   10266129839  TYNER REGINALD               11421 MEMORIAL                  DETROIT                 MI    48227     24,800.00
 ML680   10266129943  PLADSON JOHN C               62478 JAY JAY ROAD              MONTROSE                CO    81401     54,000.00
 ML680   10266130050  SEGOVIA DANILO               15 FALLWIND CIRCLE              SACRAMENTO              CA    95831    161,100.00
 ML680   10266130201  FISHER MARSHA E              14107 SOUTH MARSHFIELD          DIXMOOR                 IL    60426     25,300.00
 ML680   10266130387  METCALF JUDITH G             4503 EAST VERBENA DRIVE         PHOENIX                 AZ    85044     33,770.00
 ML680   10266130726  BHATTI MARY ELLEN            1930 WEST WAVELAND              CHICAGO                 IL    60603     60,000.00
 ML680   10266130778  SAFLEY DOUGLAS C             1709 SOUTH HALL                 MESA                    AZ    85203     12,071.00
 ML680   10266130993  HENDERSON KIM RAY            2211 EDYTHE DR                  DUNEDIN                 FL    34698     57,800.00
 ML680   10266131006  WITZEL WAYNE A               978 EAST 4555 SOUTH             SALT LAKE CITY          UT    84117     25,631.00
 ML680   10266131028  TENALIO RAY F JR             218 S 13TH STREET               HARRISBURG              PA    17104     31,425.00
 ML680   10266131032  MOORE MICHAEL ANTHONY        6815 188TH PLACE SW             LYNNWOOD                WA    98036     19,200.00
 ML680   10266131089  ROGERS JAMES R               8 MUHLENBERG AVE                MOUNT GRETNA            PA    17064     98,400.00
 ML680   10266131101  ROSE LUCILLE                 6014 TOWN & COUNTRY BLVD        TAMPA                   FL    33615     64,800.00
 ML680   10266131256  EDDY DONALD L                704 GREENDALE STREET            MEADVILLE               PA    16335     38,200.00
 ML680   10266131434  ADIBNATANZI RAHMATOLLAH      1574 HILLGRADE AVENUE           ALAMO                   CA    94507     73,300.00
 ML680   10266131463  CARR JOEL D                  509 GENE DRIVE                  MC DONALD               PA    15057     67,000.00
 ML680   10266131628  LEVANDOSKI KENNETH           3700 CAMINO DON DIEGO NE        ALBUQUERQUE             NM    87111     22,400.00
 ML680   10266131718  VINSON VICTORIA A            8224 MELVIN                     WESTLAND                MI    48185     99,000.00
 ML680   10266131727  DARDIS RAYMOND F             8655 FORT VISTA DRIVE           SCOTTSDALE              AZ    85250     26,800.00
 ML680   10266131760  DAWSON ROBERTA L             776 FOURTH STREET               BEAVER                  PA    15009    144,500.00
 ML680   10266131833  ELLIS LEROY E                14111 EAST ELK PLACE            DENVER                  CO    80239     11,830.00
 ML680   10266131928  GERBRICK LAWRENCE D          5658 BAYBERRY CIRCLE            NORTH RIDGEVILLE        OH    44039     15,000.00
 ML680   10266131933  HUGHES RITA                  15223 S. WOOD                   HARVEY                  IL    60426     25,000.00
 ML680   10266131997  KANE JOSEPH P                3 THATCHER CIRCLE               BOOTHWYN                PA    19061     27,000.00
 ML680   10266132014  ZIMMERMAN ELVIN W            359 LINDEN GROVE RD             EPHRATA                 PA    17522     29,600.00
 ML680   10266132070  JAMES ROBERT C               768 PTARMIGAN RUN               LOVELAND                CO    80538     25,176.00
 ML680   10266132295  ROBELL ALAN R                1508 S CLARION STREET           PHILADELPHIA            PA    19147     25,600.00
 ML680   10266132307  WILSON STANLEY WAYNE         12614 BRISTOW ROAD              NOKESVILLE              VA    20181     29,000.00
 ML680   10266132332  MILLER BETH ANNE             6630 WEST DEL RIO STREET        CHANDLER                AZ    85226     22,900.00
 ML680   10266132359  MONDARES DANILO B            1910 NELSON DRIVE               SANTA CLARA             CA    95054     48,660.00
 ML680   10266132661  FULMER ALAN E                2461 CHERRY LAUREL DR           SANFORD                 FL    32771     78,500.00
 ML680   10266132694  MIDDLETON DORIS J            1508 ROSEMONT DRIVE             SECURITY                CO    80911     26,692.00
 ML680   10266132927  CHERRY ZACHARY A             9109 NORTHEAST 141ST PLACE      BOTHELL                 WA    98011     14,515.00
 ML680   10266132946  BRUNER DANIEL G              43 CEDAR AVENUE                 PORT HADLOCK            WA    98339     18,470.00
 ML680   10266132997  OCKER ROBERT W JR            30 WOODVIEW ROAD                BIGLERVILLE             PA    17307     70,800.00
 ML680   10266133012  CORNELIUS KEVIN S            28842 DAYSTAR DRIVE             CORVALLIS               OR    97330    141,000.00
 ML680   10266133056  BUTLER BARBARA               7248 S VERNON AVENUE            CHICAGO                 IL    60619    166,500.00
 ML680   10266133186  MILLER PHILIP LEE            32680 COAST RIDGE DRIVE         CARMEL                  CA    93923    130,500.00
 ML680   10266133214  DUNHAM WILLIAM MARSHALL      1370 EAST 3125 NORTH            LAYTON                  UT    84040     23,500.00
 ML680   10266134109  BRUBAKER STEVE A             805 SOUTH SPRUCE STREET         ELIZABETHTOWN           PA    17022     59,150.00
 ML680   10266134153  GRADY JACK                   2371 AMBROSE LANE               PORT CHARLOTTE          FL    33952     49,000.00
 ML680   10266134159  ABDON SCOTT S                6787 LIPSCOMB STREET SE         SALEM                   OR    97301     45,000.00
 ML680   10266134166  KELLY KARIN M                1830 30TH LANE SOUTHWEST        LARGO                   FL    34644     59,500.00
 ML680   10266134179  CARTMILL WADE R              545 STONEHILL STREET            GLADSTONE               OR    97027     32,370.00
 ML680   10266134379  VOSS TROY D                  8253 CYPRESS LANE               EDEN PRAIRIE            MN    55347     73,200.00
 ML680   10266134400  KINCAID KERRY                21011 CASCADE AVENUE            PORT CHARLOTTE          FL    33952     53,465.00
 ML680   10266134418  HERNANDEZ LAZARO M           5874 SW 4TH STREET              MIAMI                   FL    33144    104,000.00
 ML680   10266134431  REPSHER WILLIAM E JR         937 SUNBURY DRIVE               FAYETTEVILLE            NC    28311     50,250.00
 ML680   10266134440  SKOTCH GARY O                RR #4 BOX 1393                  HONESDALE               PA    18431     37,720.00
 ML680   10266134468  HAMMETT DEBBY A              10226 QUAIL STREET              WESTMINSTER             CO    80021     20,000.00
 ML680   10266134503  MCREYNOLDS JACQUELINE        1344 NORTH CENTRAL AVENUE       CHICAGO                 IL    60651     60,000.00
 ML680   10266134635  FIELDS HAROLD V              14217 NORTH 54TH STREET         SCOTTSDALE              AZ    85254     48,200.00
 ML680   10266134643  RAMBERDAN MCKAY J            84-15 CHAPIN PARKWAY            JAMAICA HILLS           NY    11432     59,000.00
 ML680   10266134819  DENNIS LOUISE C              1612 CALLEN STREET              TALLAHASSEE             FL    32304    101,500.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
 ML680   10266125918      48,300.00    12/01/96   11/01/11    179.00    12/01/96    70.0      10.700           449.06
 ML680   10266127225      38,250.00    11/22/96   10/22/11    178.68    12/22/96    83.1      12.750           415.66
 ML680   10266127513      42,219.06    09/14/96   08/14/11    176.42    12/14/96    65.0      15.190           540.65
 ML680   10266127837      15,631.00    11/17/96   10/17/16    238.52    12/17/96    89.9      11.750           170.14
 ML680   10266128780      23,000.00    12/08/96   11/08/11    179.24    12/08/96    78.5      12.400           243.69
 ML680   10266129721      23,000.00    11/02/96   10/02/11    178.03    11/02/96    82.8      13.550           264.35
 ML680   10266129767      20,681.00    01/01/97   12/01/11    180.00    01/01/97    89.8      11.350           202.44
 ML680   10266129795      39,500.00    12/01/96   11/01/16    239.00    12/01/96    80.6      14.000           491.19
 ML680   10266129839      24,800.00    12/11/96   11/11/26    359.34    12/11/96    80.0      13.750           288.95
 ML680   10266129943      54,000.00    01/01/97   12/01/11    180.00    01/01/97    64.2      12.500           665.56
 ML680   10266130050     160,925.37    12/01/96   11/01/11    179.00    01/01/97    90.0      11.125         1,549.43
 ML680   10266130201      25,300.00    12/01/96   11/01/16    239.00    12/01/96    64.8      13.490           305.28
 ML680   10266130387      33,770.00    11/04/96   10/04/11    178.09    12/04/96    83.3      13.550           439.57
 ML680   10266130726      60,000.00    12/01/96   11/01/11    179.00    12/01/96    76.1      11.600           704.73
 ML680   10266130778      12,066.55    11/25/96   10/25/16    238.78    12/25/96    85.0      12.700           138.85
 ML680   10266130993      57,800.00    12/05/96   11/05/26    359.15    12/05/96    84.3      12.200           603.45
 ML680   10266131006      25,578.83    11/17/96   10/17/11    178.52    12/17/96    84.9      10.700           286.51
 ML680   10266131028      31,425.00    12/06/96   11/06/11    179.18    12/06/96    75.0      11.350           364.11
 ML680   10266131032      19,200.00    12/01/96   11/01/11    179.00    12/01/96    85.0      12.750           239.78
 ML680   10266131089      98,400.00    12/04/96   11/04/11    179.11    12/04/96    77.1      11.700           989.49
 ML680   10266131101      64,800.00    11/17/96   10/17/26    358.52    12/17/96    90.0      10.650           600.03
 ML680   10266131256      38,200.00    12/05/96   11/05/11    179.15    12/05/96    84.8      11.875           389.26
 ML680   10266131434      73,300.00    11/17/96   10/17/11    178.52    12/17/96    78.4      12.050           756.80
 ML680   10266131463      67,000.00    12/15/96   11/15/11    179.47    12/15/96    86.6      10.900           633.00
 ML680   10266131628      22,400.00    01/01/97   12/01/11    180.00    01/01/97    84.7      12.750           243.42
 ML680   10266131718      99,000.00    11/21/96   10/21/26    358.65    12/21/96    87.6      12.250         1,037.42
 ML680   10266131727      26,766.98    11/04/96   10/04/11    178.09    12/04/96    69.8      11.700           316.49
 ML680   10266131760     144,500.00    12/13/96   11/13/11    179.41    12/13/96    85.0       9.850         1,252.10
 ML680   10266131833      11,781.25    12/01/96   11/01/11    179.00    01/01/97    79.4      13.990           157.47
 ML680   10266131928      14,952.67    12/01/96   11/01/11    179.00    01/01/97    63.6       9.550           157.09
 ML680   10266131933      24,950.56    11/16/96   10/16/16    238.49    12/16/96    62.4      10.050           242.08
 ML680   10266131997      26,881.73    11/11/96   10/11/11    178.32    12/11/96    89.9      12.350           330.15
 ML680   10266132014      29,600.00    12/08/96   11/08/11    179.24    12/08/96    70.4      10.800           332.72
 ML680   10266132070      25,176.00    12/04/96   11/04/11    179.11    12/04/96    84.9      12.750           314.41
 ML680   10266132295      25,600.00    11/18/96   10/18/11    178.55    11/18/96    80.0      11.600           300.69
 ML680   10266132307      29,000.00    12/01/96   11/01/11    179.00    12/01/96    85.8      12.200           351.79
 ML680   10266132332      22,900.00    11/25/96   10/25/11    178.78    12/25/96    84.9      12.750           248.85
 ML680   10266132359      48,660.00    11/08/96   10/08/11    178.22    12/08/96    68.6      12.050           502.40
 ML680   10266132661      78,500.00    12/11/96   11/11/16    239.34    12/11/96    82.4      12.400           886.34
 ML680   10266132694      26,692.00    01/01/97   12/01/16    240.00    01/01/97    89.8      11.950           292.97
 ML680   10266132927      14,515.00    01/01/97   12/01/11    180.00    01/01/97    82.1      12.350           177.49
 ML680   10266132946      18,368.80    12/01/96   11/01/11    179.00    01/01/97    89.6      11.950           221.08
 ML680   10266132997      70,800.00    12/06/96   11/06/16    239.18    12/06/96    80.0      10.500           706.85
 ML680   10266133012     141,000.00    11/23/96   10/23/11    178.72    11/23/96    79.9      12.000         1,450.35
 ML680   10266133056     166,500.00    12/01/96   11/01/11    179.00    01/01/97    90.0      10.650         1,541.74
 ML680   10266133186     130,500.00    11/08/96   10/08/11    178.22    12/08/96    75.3      11.550         1,297.31
 ML680   10266133214      23,500.00    01/01/97   12/01/11    180.00    01/01/97    83.8      13.350           266.40
 ML680   10266134109      58,945.66    12/04/96   11/04/11    179.11    01/04/97    84.5      11.990           709.52
 ML680   10266134153      49,000.00    12/05/96   11/05/16    239.15    12/05/96    50.5       9.800           466.39
 ML680   10266134159      45,000.00    01/01/97   12/01/16    240.00    01/01/97    42.5      11.350           475.25
 ML680   10266134166      59,500.00    12/11/96   11/11/26    359.34    12/11/96    85.0       9.750           511.20
 ML680   10266134179      32,370.00    12/01/96   11/01/11    179.00    12/01/96    84.8      12.750           404.25
 ML680   10266134379      73,200.00    12/01/96   11/01/11    179.00    12/01/96    80.0      12.250           890.33
 ML680   10266134400      53,465.00    12/08/96   11/08/26    359.24    12/08/96    85.0      12.200           558.19
 ML680   10266134418     104,000.00    11/22/96   10/22/11    178.68    11/22/96    80.0      11.550         1,033.87
 ML680   10266134431      50,250.00    12/01/96   11/01/11    179.00    12/01/96    76.1       9.850           535.39
 ML680   10266134440      37,720.00    12/12/96   11/12/11    179.38    12/12/96    89.9      11.950           451.49
 ML680   10266134468      20,000.00    12/07/96   11/07/11    179.21    12/07/96    83.3      12.350           244.56
 ML680   10266134503      59,890.46    12/01/96   11/01/16    239.00    01/01/97    58.2      11.750           650.22
 ML680   10266134635      48,200.00    12/01/96   11/01/11    179.00    12/01/96    74.9      13.450           550.19
 ML680   10266134643      59,000.00    12/18/96   11/18/11    179.57    12/18/96    84.6      12.600           731.03
 ML680   10266134819     101,500.00    12/06/96   11/06/26    359.18    12/06/96    70.0      10.850           955.12

                                                                         Page 23
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
 ML680   10266134839  LAWRENCE THOMAS F            107 AMBER LANE                  VALENCIA                PA    16059     64,000.00
 ML680   10266134864  SANDOVAL ROBERT D            2187 W TENNESSEE AVENUE         DENVER                  CO    80223     13,500.00
 ML680   10266134885  KLAFFKY DAVID D              7375 SILVERDALE STREET          COLORADO SPRINGS        CO    80911     13,700.00
 ML680   10266134904  PERKINS JOHN DAVID           5577 SOUTH MORNING BREEZE DRI   SALT LAKE CITY          UT    84118     14,790.00
 ML680   10266134976  RYAN JULIE A                 779 EAST CLIFFORD DRIVE         TOOELE                  UT    84074     37,000.00
 ML680   10266134979  LEWIS VERNON C               601 AVIS DRIVE                  LARGO                   MD    20772    136,000.00
 ML680   10266134986  FERBER CONNIE                462 LAFAYETTE AVE               PALMERTON               PA    18071     54,400.00
 ML680   10266134994  CHRISTIE BILLY               22 LAKESIDE ROAD                FRANKLIN TOWNSHIP       NJ    08873     20,000.00
 ML680   10266135097  NEVILLE ROBERT W             321 W  WILDER AVE               TAMPA                   FL    33603     55,250.00
 ML680   10266135135  PISARCIK MATTHEW J           375 EAST JAMES STREET           MUNHALL                 PA    15120     29,700.00
 ML680   10266135173  HILL MICHAEL J               427 SOUTH 100 WEST              OREM                    UT    84058    110,000.00
 ML680   10266135180  GALVEZ JAVIER                406 E AVENIDA SIERRA MADRE      GILBERT                 AZ    85296     19,695.00
 ML680   10266135275  RICHARDS BRENT L             1155 ROSEMARY UNIT F            DENVER                  CO    80220     21,450.00
 ML680   10266135278  POLK JOANNE L                1516 GRANDIN AVE                PITTSBURGH              PA    15216     27,500.00
 ML680   10266135334  HARMS JEFFREY W              2513 GARLAND STREET             LAKEWOOD                CO    80215     35,000.00
 ML680   10266135338  MOHR GREGORY D               3756 EAST GROVE AVENUE          MESA                    AZ    85206     11,639.00
 ML680   10266135370  CHESTNUT LAURIE N            16765 SOUTH ANTHONY             HAZEL CREST             IL    60429     60,000.00
 ML680   10266135388  WILLIAMS ELLA M              285 LAKE POINT CIRCLE           GREENWOOD               IN    46142     21,800.00
 ML680   10266135390  RICHARDSON GARY M            9740 WEST 88TH PLACE            WESTMINSTER             CO    80021     18,700.00
 ML680   10266135412  HOSKIN JESSE W               3707 HIGHWAY 117 S ALTERNATE    DUDLEY                  NC    28333     12,500.00
 ML680   10266135418  BINGHAM LARRY D              20680 SW 90TH AVENUE            TUALATIN                OR    97062    117,215.00
 ML680   10266135432  LATHAM MARK                  447 23RD ST N                   SAINT PETERSBURG        FL    33713     43,350.00
 ML680   10266135503  HOLT WILLIE G                2140 VALLEY DRIVE               LAS VEGAS               NV    89108     81,000.00
 ML680   10266135524  BROWN ALBERT                 5132 S. JUSTINE                 CHICAGO                 IL    60609     57,600.00
 ML680   10266135525  YURTSEVER FEVZI              2329 W. HARRISON STREET         CHICAGO                 IL    60612     90,500.00
 ML680   10266135562  STOUT JOHN A                 382 WEST 2280 NORTH             LEHI                    UT    84043     15,597.00
 ML680   10266135578  TALLMAN LORELEE A            1366 SWAN STREET                OGDEN                   UT    84401     26,500.00
 ML680   10266135580  KOWAL FRANK J JR             3957 SOUTH FUNDY CIRCLE         AURORA                  CO    80013     40,100.00
 ML680   10266135587  WATERS WILLIAM               511 WATT STREET                 DURYEA                  PA    18642     54,000.00
 ML680   10266135638  GRAY KEVIN                   284 EAST 149TH STREET           HARVEY                  IL    60426     43,650.00
 ML680   10266135691  PALUMBO MICHAEL K            27127 102ND DRIVE NW            STANWOOD                WA    98292     33,260.00
 ML680   10266135693  PENDLETON DAVID L            311 EAST 6280 SOUTH             MURRAY                  UT    84107     18,500.00
 ML680   10266135740  LYNCH RICHARD E              6140 N. LENOX                   CHICAGO                 IL    60646     60,000.00
 ML680   10266135757  ALDEN HOLLY J                737 NEWPORT STREET              DENVER                  CO    80220     45,000.00
 ML680   10266135761  WEAVER KEVIN D               105 NORTH 7TH STREET            WEST NEWTON             PA    15089     30,400.00
 ML680   10266135779  HENRY SUSAN L                1620 GAY STREET                 LONGMONT                CO    80501     40,000.00
 ML680   10266135864  GEISSLER DIANE C             719 LOG HAVEN DRIVE             WOODLAND PARK           CO    80863     36,850.00
 ML680   10266135865  JACOBSON RONALD E            21409 SE 292ND PLACE            KENT                    WA    98042     24,395.00
 ML680   10266135867  DAVIS CLARK T                780 N CHIPPEWA PLACE            CHANDLER                AZ    85224     47,300.00
 ML680   10266135868  GRATZ DAVID M                18 GWEN LANE                    DEVON                   PA    19333     77,886.00
 ML680   10266135886  MAERZ LUDWIG                 2046 NW FLANDERS STREET         PORTLAND                OR    97209     42,000.00
 ML680   10266135891  MCCAFFREY JUDY R             614 ANDREA STREET               FORT COLLINS            CO    80524     36,842.00
 ML680   10266135906  CHESTER OWENS                500 KASPER AVENUE               LAS VEGAS               NV    89106     37,350.00
 ML680   10266135913  KELLEY ANDREW S              1280 S BISON DRIVE              TUCSON                  AZ    85713     13,770.00
 ML680   10266135919  HEINRICHS VICKY D            1937 EAST STALBRIDGE CIRCLE     SANDY                   UT    84093     60,000.00
 ML680   10266135926  FORMICA JOHN                 75 HEYWARD STREET               BRENTWOOD               NY    11717     60,749.00
 ML680   10266136018  MURPHY HAROLD E              1167 NE 190TH PLACE             PORTLAND                OR    97230     27,469.00
 ML680   10266136019  O'SHEA MARTIN T              4612 JUNCTION BOULEVARD         ELMHURST                NY    11373     80,000.00
 ML680   10266136020  HESLIN ANDREA                4971 REED ROAD                  COLUMBUS                OH    43220     25,000.00
 ML680   10266136069  HOUCHINS BRADFORD D          1828 SAXON LANE                 MAPLE GLEN              PA    19002     81,000.00
 ML680   10266136080  COMBS DANA L                 6092 SOUTH FILBERT WAY          KEARNS                  UT    84118     37,100.00
 ML680   10266136112  ETHERINGTON RICHARD A        26 DEERFIELD DRIVE              POTTSVILLE              PA    17901     31,932.00
 ML680   10266136122  LITTLE JOEL WALLACE          775 WEST 1220 SOUTH             TOOELE                  UT    84074     20,250.00
 ML680   10266136146  HANSEN CARL L                1985 EAST 115TH AVENUE          NORTHGLENN              CO    80233     25,522.00
 ML680   10266136159  WAGES BRIAN K                5551 SOUTH YOUNGFIELD STREET    LITTLETON               CO    80127     58,015.00
 ML680   10266136178  WASHINGTON JACQUELINE T      1322 WEST 112TH PLACE           CHICAGO                 IL    60643     45,500.00
 ML680   10266136193  CUNNINGHAM KIMBERLY          12120 HEYDEN                    DETROIT                 MI    48228     30,000.00
 ML680   10266136244  FLADGARD CHARLEEN V          721 ANDERSON STREET             CASTLE ROCK             CO    80104     15,812.00
 ML680   10266136248  ENDERSEN ROBERT FORD         913 WEST SUN COAST DRIVE        GILBERT                 AZ    85233     18,000.00
 ML680   10266136275  MCKELL DAVID L               720 WEST 10 NORTH               LINDON                  UT    84042     49,500.00
 ML680   10266136290  GREGORY ERIC B               9445 E PIKES PEAK DRIVE         TUCSON                  AZ    85710     21,250.00
 ML680   10266136296  WESTERMAN G SIDNEY           223 EAST PEBBLEBROOK WAY        DRAPER                  UT    84020     31,300.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
 ML680   10266134839      64,000.00     11/23/96   10/23/11    178.72    12/23/96    80.0      12.450        680.56
 ML680   10266134864      13,500.00     01/01/97   12/01/11    180.00    01/01/97    65.5      12.250        164.20
 ML680   10266134885      13,700.00     01/01/97   12/01/11    180.00    01/01/97    73.6      11.100        156.58
 ML680   10266134904      14,790.00     12/05/96   11/05/11    179.15    12/05/96    89.9      11.350        171.37
 ML680   10266134976      36,988.00     11/22/96   10/22/11    178.68    12/22/96    70.1      13.850        489.02
 ML680   10266134979     136,000.00     11/25/96   10/25/11    178.78    11/25/96    85.0      12.800      1,483.20
 ML680   10266134986      54,400.00     12/04/96   11/04/11    179.11    12/04/96    85.0      10.200        485.46
 ML680   10266134994      19,905.33     12/08/96   11/08/16    239.24    01/08/97    50.7      10.050        193.67
 ML680   10266135097      55,250.00     12/06/96   11/06/26    359.18    12/06/96    79.4      12.500        589.66
 ML680   10266135135      29,700.00     12/08/96   11/08/11    179.24    12/08/96    89.9      11.950        355.50
 ML680   10266135173     110,000.00     01/01/97   12/01/11    180.00    01/01/97    77.0      12.100      1,139.95
 ML680   10266135180      19,695.00     12/08/96   11/08/11    179.24    12/08/96    90.0      10.700        183.11
 ML680   10266135275      21,450.00     01/01/97   12/01/26    360.00    01/01/97    56.4       9.500        180.36
 ML680   10266135278      27,500.00     12/08/96   11/08/16    239.24    12/08/96    79.5      10.700        278.26
 ML680   10266135334      35,000.00     01/01/97   12/01/16    240.00    01/01/97    84.9      12.750        403.83
 ML680   10266135338      11,639.00     01/01/97   12/01/11    180.00    01/01/97    84.7      12.350        142.32
 ML680   10266135370      60,000.00     12/20/96   11/20/26    359.64    12/20/96    80.0      11.750        605.65
 ML680   10266135388      21,800.00     12/04/96   11/04/11    179.11    12/04/96    69.9      11.500        254.67
 ML680   10266135390      18,700.00     01/01/97   12/01/11    180.00    01/01/97    89.9      11.950        223.83
 ML680   10266135412      12,500.00     12/11/96   11/11/11    179.34    12/11/96    58.1      12.500        154.07
 ML680   10266135418     117,215.00     01/01/97   12/01/11    180.00    01/01/97    85.0       9.600        994.17
 ML680   10266135432      43,350.00     12/05/96   11/05/11    179.15    12/05/96    76.0      11.600        509.17
 ML680   10266135503      80,378.75     12/01/96   11/01/26    359.00    01/01/97    90.0      11.450        799.05
 ML680   10266135524      57,600.00     12/19/96   11/19/11    179.61    12/19/96    90.0      11.450        671.05
 ML680   10266135525      90,500.00     12/06/96   11/06/16    239.18    12/06/96    79.3      10.750        918.78
 ML680   10266135562      15,597.00     01/01/97   12/01/11    180.00    01/01/97    89.2      11.550        182.70
 ML680   10266135578      26,442.25     12/04/96   11/04/11    179.11    01/04/97    88.4      13.150        296.25
 ML680   10266135580      40,100.00     01/01/97   12/01/11    180.00    01/01/97    74.8      11.500        468.44
 ML680   10266135587      53,860.70     12/04/96   11/04/11    179.11    01/04/97    64.2      10.750        504.08
 ML680   10266135638      43,650.00     12/01/96   11/01/11    179.00    12/01/96    90.0      11.450        430.60
 ML680   10266135691      33,234.52     12/01/96   11/01/11    179.00    01/01/97    89.7      11.950        340.84
 ML680   10266135693      18,500.00     01/01/97   12/01/11    180.00    01/01/97    84.4      12.350        195.29
 ML680   10266135740      60,000.00     12/05/96   11/05/06    119.15    12/05/96    86.0      10.300        802.91
 ML680   10266135757      45,000.00     01/01/97   12/01/11    180.00    01/01/97    69.4      12.000        462.88
 ML680   10266135761      30,400.00     12/19/96   11/19/11    179.61    12/19/96    80.0      10.750        340.77
 ML680   10266135779      39,535.76     01/01/97   12/01/16    240.00    02/01/97    78.9      11.100        415.60
 ML680   10266135864      36,850.00     01/01/97   12/01/16    240.00    01/01/97    79.9      13.500        444.92
 ML680   10266135865      24,395.00     01/01/97   12/01/11    180.00    01/01/97    89.9      11.950        249.99
 ML680   10266135867      47,300.00     01/01/97   12/01/11    180.00    01/01/97    84.9      10.700        528.73
 ML680   10266135868      77,886.00     12/13/96   11/13/11    179.41    12/13/96    84.6      12.750        846.38
 ML680   10266135886      42,000.00     11/28/96   10/28/11    178.88    11/28/96    74.9      10.800        393.64
 ML680   10266135891      36,842.00     01/01/97   12/01/16    240.00    01/01/97    89.7      11.350        389.09
 ML680   10266135906      37,350.00     01/01/97   12/01/26    360.00    01/01/97    74.7      12.250        391.39
 ML680   10266135913      13,770.00     01/01/97   12/01/11    180.00    01/01/97    85.0      12.350        168.38
 ML680   10266135919      60,000.00     01/01/97   12/01/16    240.00    01/01/97    77.0      12.000        660.65
 ML680   10266135926      60,749.00     12/20/96   11/20/11    179.64    12/20/96    77.6       9.750        643.55
 ML680   10266136018      27,398.38     11/28/96   10/28/11    178.88    12/28/96    90.0      11.350        318.28
 ML680   10266136019      80,000.00     12/15/96   11/15/11    179.47    12/15/96    53.3      10.850        752.81
 ML680   10266136020      25,000.00     12/01/96   11/01/16    239.00    12/01/96    22.9      13.490        301.66
 ML680   10266136069      81,000.00     12/08/96   11/08/11    179.24    12/08/96    70.6      12.200        982.58
 ML680   10266136080      37,100.00     01/01/97   12/01/16    240.00    01/01/97    86.2      12.750        428.06
 ML680   10266136112      31,932.00     12/11/96   11/11/11    179.34    12/11/96    84.9      12.750        398.78
 ML680   10266136122      20,250.00     01/01/97   12/01/11    180.00    01/01/97    90.0      11.350        198.22
 ML680   10266136146      25,522.00     01/01/97   12/01/16    240.00    01/01/97    84.9      12.350        287.27
 ML680   10266136159      58,015.00     01/01/97   12/01/11    180.00    01/01/97    89.7      11.350        567.89
 ML680   10266136178      45,500.00     12/01/96   11/01/11    179.00    12/01/96    43.3       9.600        385.91
 ML680   10266136193      30,000.00     12/05/96   11/05/11    179.15    12/05/96    71.4      12.000        360.05
 ML680   10266136244      15,812.00     01/01/97   12/01/11    180.00    01/01/97    79.9      13.000        200.06
 ML680   10266136248      18,000.00     01/01/97   12/01/11    180.00    01/01/97    87.8      11.700        181.00
 ML680   10266136275      49,500.00     01/01/97   12/01/11    180.00    01/01/97    66.2      11.000        471.40
 ML680   10266136290      21,250.00     12/13/96   11/13/11    179.41    12/13/96    89.2      11.950        254.35
 ML680   10266136296      31,300.00     01/01/97   12/01/11    180.00    01/01/97    89.8      11.950        374.65

                                                                         Page 24
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
 ML680   10266136315  WILLIAMS DAVID               18694 LESURE                    DETROIT                 MI    48235     40,000.00
 ML680   10266136338  BIRDWELL NORMA J             1440 W. PRUITT                  INDIANAPOLIS            IN    46208     38,200.00
 ML680   10266136344  GRIEGO KENNETH R             7804 INGALLS STREET             ARVADA                  CO    80003    103,500.00
 ML680   10266136358  SANTISTEVAN THERESA          1134 EAST EVANS                 PUEBLO                  CO    81004     20,000.00
 ML680   10266136375  PRUITT LILLIE A              2625 NORTH WATTS STREET         PORTLAND                OR    97217     21,700.00
 ML680   10266136406  PAYMASTER BILL               8940 W. 84TH STREET             JUSTICE                 IL    60458     20,000.00
 ML680   10266136446  GANDY PERRY W                4281 B SOUTH FAIRPLAY CIRCLE    AURORA                  CO    80014     25,641.00
 ML680   10266136489  NEVE SUE F                   1474 MCARTHUR AVENUE            COLORADO SPRINGS        CO    80909     53,000.00
 ML680   10266136517  SMITH GEORGE W               8733 SOUTH PARNELL AVE.         CHICAGO                 IL    60620     45,000.00
 ML680   10266136557  THRIFT THOMAS L              4812 SILVERBROOK WAY            BOWIE                   MD    20720     37,000.00
 ML680   10266136609  RAGSDALE O F                 2936 CROCUS STREET              GRAND JUNCTION          CO    81506     54,354.00
 ML680   10266136622  HOLLEY CLIFFORD V            910 SOUTH VALLEY VIEW DRIVE     FRUIT HEIGHTS           UT    84037     30,000.00
 ML680   10266136637  SEVIER CARL E                7434 SAINT LAWRENCE AVENUE      CHICAGO                 IL    60619     18,500.00
 ML680   10266136701  BUSK PATRICIA A              1217 CAPE MAY AVENUE            CAPE MAY                NJ    08204     85,000.00
 ML680   10266136761  HARMON TANYA                 RR 4 BOX 126                    DELPHI                  IN    46923     55,000.00
 ML680   10266136802  ARROWCHIS FRANKLIN JOHNNY    457 NORTH 970 EAST              SPRINGVILLE             UT    84663     84,500.00
 ML680   10266136856  NUCCITELLI BRETT             2290 NORTH 1060 EAST            LEHI                    UT    84043     21,754.00
 ML680   10266136916  ROSA JOHN P DE               1362 EAST WOODHILL CIRCLE       SANDY                   UT    84092     79,400.00
 ML680   10266136937  CHRISTIANSEN MICHAEL ALAN    5874 SOUTH BRASS DRIVE          SALT LAKE CITY          UT    84118     12,000.00
 ML680   10266136940  GRAHAM JOHNIE DOUGLAS        6317 SOUTH LAURITZEN DRIVE      WEST JORDAN             UT    84084     28,000.00
 ML680   10266137044  BRADSHAW JOSEPH SCOTT        678 WEST 3 O'CLOCK DRIVE        TOOELE                  UT    84074     18,493.00
 ML680   10266137046  MUNOZ VALENTINE J            147 SOUTH KINGDON LANE          NORTH SALT LAKE         UT    84054     20,000.00
 ML680   10266137149  GREEN DARREN R               1327 WEST 8380 SOUTH            WEST JORDAN             UT    84088     29,663.00
 ML680   10266137155  SIM RYON A                   1522 WEST 8740 SOUTH            WEST JORDAN             UT    84088     13,300.00
 ML680   10266137163  ROBERTS JIM H                MADRONA ESTATES, LOT 24         ANACORTES               WA    98221     22,750.00
 ML680   10266137227  ROCHE RONALD J               6522 S. EVANS AVE.              CHICAGO                 IL    60637     38,000.00
 ML680   10266137243  OLEN WILLIAM G               1078 WALTER AVE.                DES PLAINES             IL    60016     29,800.00
 ML680   10266137275  LAND KERRY L                 801 UPPER 11TH                  VINCENNES               IN    47591     32,500.00
 ML680   10266137276  OPSAL DAVID D JR             230 1ST STREET NE               CARMEL                  IN    46032     27,000.00
 ML680   10266137279  BROOKS JR OLIVER             2306 PITT STREET                ANDERSON                IN    46016     39,500.00
 ML680   10266137313  BROOKS OLIVER                2300 HALFORD STREET             ANDERSON                IN    46016     19,600.00
 ML680   10266137315  STORY ROY W                  1565 GARFIELD STREET            DENVER                  CO    80206     88,300.00
 ML680   10266137375  MCKELVEY ELAINE J            76 MCKELVEY LANE                HOLTWOOD                PA    17532     32,400.00
 ML680   10266137408  CORDERO JOHNNY C I           5919 W KENNEWICK AVE            KENNEWICK               WA    99336     14,900.00
 ML680   10266137577  CLAUSEN CHRISTIAN C          2514 WEST 5780 SOUTH            SALT LAKE CITY          UT    84118     14,163.00
 ML680   10266137655  FERGUSON STEVE B             4077 SOUTH BURNINGHAM DRIVE     WEST VALLEY             UT    84119     34,000.00
 ML680   10266137659  EUBANKS GARY R               9854 SOUTH EDEN CREST ROAD      SOUTH JORDAN            UT    84095     18,400.00
 ML680   10266137773  ALDERMAN DEBORAH C           1859 DONOVAN DRIVE              LONGMONT                CO    80501    104,550.00
 ML680   10266138215  ANGELL JANET K               1238 EAST FENWAY AVENUE         SALT LAKE CITY          UT    84102     42,000.00
         ------------------------------------------                                                                     -----------
              163     Sale Total                                                                                        7,292,732.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
 ML680   10266136315      40,000.00     12/15/96   11/15/16    239.47    12/15/96    64.5      10.000           386.01
 ML680   10266136338      38,181.04     12/01/96   11/01/26    359.00    01/01/97    89.8      10.850           359.46
 ML680   10266136344     103,500.00     01/01/97   12/01/26    360.00    01/01/97    90.0      11.450         1,021.01
 ML680   10266136358      20,000.00     01/01/97   12/01/11    180.00    01/01/97    72.2      12.500           213.45
 ML680   10266136375      21,700.00     01/01/97   12/01/11    180.00    01/01/97    89.9      12.000           223.21
 ML680   10266136406      20,000.00     12/15/96   11/15/11    179.47    12/15/96    78.2      10.500           221.08
 ML680   10266136446      25,641.00     01/01/97   12/01/16    240.00    01/01/97    80.0      13.000           300.40
 ML680   10266136489      53,000.00     01/01/97   12/01/11    180.00    01/01/97    50.2      11.000           504.73
 ML680   10266136517      44,206.74     12/01/96   11/01/11    179.00    02/01/97    64.2      11.000           511.47
 ML680   10266136557      37,000.00     12/07/96   11/07/11    179.21    12/07/96    87.8      11.750           438.13
 ML680   10266136609      54,354.00     01/01/97   12/01/11    180.00    01/01/97    84.8      12.750           590.66
 ML680   10266136622      30,000.00     01/01/97   12/01/16    240.00    01/01/97    84.4      12.750           346.14
 ML680   10266136637      18,500.00     12/08/96   11/08/11    179.24    12/08/96    25.6       9.600           194.30
 ML680   10266136701      85,000.00     12/01/96   11/01/11    179.00    12/01/96    40.8      14.000         1,007.14
 ML680   10266136761      55,000.00     12/06/96   11/06/26    359.18    12/06/96    59.7       9.850           476.58
 ML680   10266136802      84,500.00     01/01/97   12/01/11    180.00    01/01/97    65.0      14.000         1,001.22
 ML680   10266136856      21,754.00     12/05/96   11/05/11    179.15    12/05/96    89.8      12.750           271.67
 ML680   10266136916      79,400.00     01/01/97   12/01/11    180.00    01/01/97    84.9      12.750           991.58
 ML680   10266136937      12,000.00     12/01/96   11/01/11    179.00    12/01/96    88.8      13.150           153.02
 ML680   10266136940      28,000.00     12/01/96   11/01/11    179.00    12/01/96    21.3      12.250           293.41
 ML680   10266137044      18,493.00     12/01/96   11/01/11    179.00    12/01/96    88.9      12.750           230.95
 ML680   10266137046      20,000.00     12/01/96   11/01/11    179.00    12/01/96    75.5      11.500           233.64
 ML680   10266137149      29,663.00     12/01/96   11/01/11    179.00    12/01/96    77.6      13.700           344.44
 ML680   10266137155      13,300.00     12/01/96   11/01/11    179.00    12/01/96    89.5      12.750           166.10
 ML680   10266137163      22,750.00     01/01/97   12/01/11    180.00    01/01/97    19.7      10.500           208.10
 ML680   10266137227      38,000.00     12/14/96   11/14/11    179.44    12/14/96    54.2       9.750           402.56
 ML680   10266137243      29,800.00     12/18/96   11/18/11    179.57    12/18/96    79.9      14.000           396.86
 ML680   10266137275      32,500.00     12/20/96   11/20/11    179.64    12/20/96    65.0      14.000           385.08
 ML680   10266137276      27,000.00     12/15/96   11/15/11    179.47    12/15/96    79.3      11.100           308.58
 ML680   10266137279      39,500.00     12/15/96   11/15/11    179.47    12/15/96    84.9      10.200           352.49
 ML680   10266137313      19,600.00     12/15/96   11/15/11    179.47    12/15/96    70.0      10.600           180.76
 ML680   10266137315      88,300.00     01/01/97   12/01/11    180.00    01/01/97    68.9       9.350           732.83
 ML680   10266137375      32,400.00     12/13/96   11/13/11    179.41    12/13/96    89.9      11.750           327.05
 ML680   10266137408      14,807.14     12/08/96   11/08/11    179.24    01/08/97    89.9      11.950           178.35
 ML680   10266137577      14,163.00     12/05/96   11/05/11    179.15    12/05/96    89.7      13.150           180.60
 ML680   10266137655      34,000.00     12/05/96   11/05/11    179.15    12/05/96    89.9      12.750           369.48
 ML680   10266137659      18,400.00     12/05/96   11/05/11    179.15    12/05/96    89.6      12.750           229.79
 ML680   10266137773     104,550.00     01/01/97   12/01/26    360.00    01/01/97    85.0      12.250         1,095.58
 ML680   10266138215      42,000.00     01/01/97   12/01/11    180.00    01/01/97    70.5      12.100           435.25
         ------------------------------                     -----------             ----------------------------------
              163      7,289,298.53                            211.94                77.9      11.682        77,637.29

                                                                         Page 25
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
MLC681   10268000695  MONACO DIANNE J              11 TULIP STREET                 BERGENFIELD             NJ    07621     50,000.00
 MLC681  10268000803  SALAMON JACOB                1564 58TH STREET                BROOKLYN                NY    11219     40,000.00
 MLC681  10268001864  SPENCER ISABELLE             354 HIGHLAND AVE                ORANGE                  NJ    07050    152,000.00
 MLC681  10268002006  COUNTRYMAN DOUGLAS S         8 CREEK RD                      HIGH FALLS              NY    12440     35,000.00
 MLC681  10268002078  CARTER ORAL D                1130 GLEN EAGLE RD              BALTIMORE               MD    21239     53,550.00
 MLC681  10268002114  REGISTRE SAINTELA            1115 MYRON ST                   UNIONDALE               NY    11553     56,700.00
 MLC681  10268002275  TARTER PAULA C               83 PELTON AVE                   STATEN ISLAND           NY    10310     72,000.00
 MLC681  10268002472  TRIOLO RONALD                60 CHALMERS AVE                 NORTH HALEDON           NJ    07508     20,000.00
 MLC681  10268002577  MASELEK JUDITH H             291 SOUTH STREET                VERNON                  CT    06066     22,835.00
 MLC681  10268002905  KOUTROS MICHAEL M            1 CHERRY LANE ROAD              TANNERSVILLE            PA    18372    125,300.00
 MLC681  10268002974  BRADSHAW MARGARET B          160 NORTH ELLWOOD AVENUE        BALTIMORE               MD    21224     40,000.00
 MLC681  10268003410  FRAPPIER RICHARD H           8 BUCKINGHAM RD                 MANSFIELD CENTER        CT    06250     10,300.00
 MLC681  10268003485  VASTARE GOPALAKRISHNA K      24 SNOWDROP DR                  NEW CITY                NY    10956    348,000.00
 MLC681  10268003716  SEWELL TERRY W               15469 CHLOE CIR                 FORT MYERS              FL    33908     92,750.00
 MLC681  10268003744  MILLO JOHN JR                139 MILLBROOK TER               MONROE                  CT    06468     82,000.00
 MLC681  10268003916  SANTORI KATHLEEN             32 SUFFOLK RD                   HAMPTON BAYS            NY    11946    108,000.00
 MLC681  10268004070  GIEL RITA F                  842 WELLS RD                    WETHERSFIELD            CT    06109     42,117.00
 MLC681  10268004299  RUSSO BRADFORD R R           473 S CHIQUES RD                MANHEIM                 PA    17545     43,250.00
 MLC681  10268004351  HOWELL HARRIS H              166 WESTFIELD AVE               BRIDGEPORT              CT    06606     19,000.00
 MLC681  10268004457  FRIESE PAULETTE              1721 SW 3RD AVE                 POMPANO BEACH           FL    33060     21,000.00
 MLC681  10268004903  TORRES FRANCISCO JR          94-12 239TH STREET              FLORAL PARK             NY    11001     25,000.00
 MLC681  10268005252  RAYNES RICHARD L             725 116TH AVE                   TREASURE ISLAND         FL    33706     54,000.00
 MLC681  10268005273  SHOEMAKER HARLAND J          8300 LAYTON CT                  FREDERICK               MD    21704     68,000.00
 MLC681  10268005394  ZAGRODZKI JOHN J             30 OCEAN AVE                    CENTER MORICHES         NY    11934     28,000.00
 MLC681  10268005526  BURNHAM JEFFREY W            518 LIMETREE DR                 OLDSMAR                 FL    34677     15,000.00
 MLC681  10268005534  LABARBERA TAMARA L           1106 W CORAL STREET             TAMPA                   FL    33602     10,000.00
         ------------------------------------------                                                                     -----------
               26     Sale Total                                                                                        1,633,802.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
MLC681   10268000695      50,000.00    12/01/96   11/01/26    359.00    12/01/96    37.0      12.500           533.63
 MLC681  10268000803      39,921.81    10/24/96   09/24/11    177.76    11/24/96    69.3      12.250           486.52
 MLC681  10268001864     152,000.00    12/12/96   11/12/11    179.38    12/12/96    79.1      13.500         1,741.03
 MLC681  10268002006      34,940.06    09/14/96   08/14/16    236.42    12/14/96    46.6      10.900           358.89
 MLC681  10268002078      53,550.00    10/19/96   09/19/26    357.60    12/19/96    85.0      12.000           550.82
 MLC681  10268002114      56,700.00    11/21/96   10/21/11    178.65    11/21/96    42.0      12.200           591.97
 MLC681  10268002275      72,000.00    11/28/96   10/28/11    178.88    11/28/96    84.9      12.100           746.15
 MLC681  10268002472      19,977.94    11/21/96   10/21/06    118.65    12/21/96    76.5      12.200           289.26
 MLC681  10268002577      22,835.00    12/11/96   11/11/11    179.34    12/11/96    80.0      13.900           302.57
 MLC681  10268002905     125,300.00    11/28/96   10/28/11    178.88    11/28/96    70.0      12.950         1,581.23
 MLC681  10268002974      40,000.00    11/14/96   10/14/11    178.42    12/14/96    72.7      13.490           457.85
 MLC681  10268003410      10,300.00    12/14/96   11/14/11    179.44    12/14/96    89.9      12.500           126.95
 MLC681  10268003485     348,000.00    12/01/96   11/01/11    179.00    12/01/96    80.0      11.750         3,512.74
 MLC681  10268003716      92,750.00    12/19/96   11/19/11    179.61    12/19/96    85.0      12.250           971.92
 MLC681  10268003744      82,000.00    12/13/96   11/13/16    239.41    12/13/96    84.0      11.500           874.47
 MLC681  10268003916     108,000.00    12/01/96   11/01/26    359.00    01/01/97    80.0      12.990         1,193.85
 MLC681  10268004070      42,117.00    12/11/96   11/11/11    179.34    12/11/96    85.0      13.100           469.19
 MLC681  10268004299      43,250.00    12/19/96   11/19/16    239.61    12/19/96    79.8      11.250           453.80
 MLC681  10268004351      19,000.00    12/15/96   11/15/11    179.47    12/15/96    89.5      11.700           191.06
 MLC681  10268004457      21,000.00    11/23/96   10/23/11    178.72    11/23/96    87.3      13.750           276.15
 MLC681  10268004903      25,000.00    12/18/96   11/18/11    179.57    12/18/96    89.8      11.750           296.03
 MLC681  10268005252      54,000.00    12/19/96   11/19/11    179.61    12/19/96    84.9      12.500           576.32
 MLC681  10268005273      68,000.00    12/18/96   11/18/11    179.57    12/18/96    75.2      11.000           772.89
 MLC681  10268005394      28,000.00    12/19/96   11/19/11    179.61    12/19/96    79.1       9.900           299.18
 MLC681  10268005526      15,000.00    12/20/96   11/20/11    179.64    12/20/96    79.5      13.750           197.25
 MLC681  10268005534      10,000.00    12/19/96   11/19/16    239.61    12/19/96    89.4      11.350           105.61
         -----------------------------                     -----------             ----------------------------------
               26      1,633,641.81                           207.85                76.7      12.266        17,957.33

                                                                         Page 26
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
 ML682   10266127485  GUARINO GARY J               132 HIGHLAND AVE                CHALFANT                PA    15112     30,000.00
 ML682   10266128065  SHERRELL ANTHONY T           9626 HEYDEN                     DETROIT                 MI    48228     15,000.00
 ML682   10266128570  RIVERS WILLIE J              13317 BEACHWOOD AVENUE          CLEVELAND               OH    44105     21,100.00
 ML682   10266128623  SFERRA ALFRED L              1010 NORTH MOUNTAIN AVENUE      BRIDGEWATER             NJ    08807    273,600.00
 ML682   10266128960  WILLIAMS MICHAEL             58 BARNEY STREET                LARKSVILLE              PA    18651     25,000.00
 ML682   10266129047  GARNER ADA MAE A             901 RANCH FARM ROAD             RALEIGH                 NC    27603     45,000.00
 ML682   10266130098  ECKHART MICHAEL              5830 ROCKINGHAM DR.             DAYTON                  OH    45429     20,200.00
 ML682   10266130133  COPELAND ROBERT E            144 ALTMAN ROAD                 JEANNETTE               PA    15644     21,785.00
 ML682   10266130223  WERNER DEBORAH C             1916 N W  65TH AVENUE           MARGATE                 FL    33063     20,000.00
 ML682   10266130356  PEREZ ROSA N                 747 SO. MARSHALL STREET         LANCASTER               PA    17602     63,000.00
 ML682   10266130701  ABRIAN JOSE S JR             13 DUTCH MILL COURT             DANVILLE                CA    94526     61,679.00
 ML682   10266130715  PILCHER PETER                6805 SOUTH DIXIE DRIVE          WEST JORDAN             UT    84084     26,810.00
 ML682   10266130990  MILLER NOEL D                5978 SOUTH EUDORA COURT         LITTLETON               CO    80122     88,856.00
 ML682   10266131228  LANGSTON JOE NATHAN          LOT 20 LANIER DRIVE             GRETNA                  FL    32351     10,000.00
 ML682   10266131246  FORD GALE E                  2409 EL BRIO COURT              HENDERSON               NV    89014     72,040.00
 ML682   10266131500  WATERHOUSE SCOTT T           9003 W HATCHER ROAD             PEORIA                  AZ    85345     16,000.00
 ML682   10266131525  JONES RICHARD MILTON         2201 CASCADE STREET             LAS VEGAS               NV    89122     18,400.00
 ML682   10266131606  HAYNES MARGARET E            1443 STATE ROUTE 264            PHOENIX                 NY    13135     34,700.00
 ML682   10266131899  JORDAN JACKIE S              10904 FAIRBANKS NE              ALBUQUERQUE             NM    87111     87,100.00
 ML682   10266131958  CRUTCHER-WALKER FAYE G       7213 S. EMERALD                 CHICAGO                 IL    60617     26,100.00
 ML682   10266132114  SEWELL BRENT A               2035-37 CENTRAL AVE.            INDIANAPOLIS            IN    46202     60,400.00
 ML682   10266132166  FENLEY PAUL A                7146 MAPLE AVENUE               SEBASTOPOL              CA    95472     38,000.00
 ML682   10266132213  MARINO CARLO                 4850 EAST PHILADELPHIA AVENUE   LAS VEGAS               NV    89104     13,691.00
 ML682   10266132324  MABEY SCOTT R                33 SOUTH WANDERWOOD WAY         SANDY                   UT    84092     94,000.00
 ML682   10266132352  PAYNE MARY E                 7813 WEBSTER WAY                ARVADA                  CO    80003     24,912.00
 ML682   10266132626  RILEY FRANKLIN D             1616 W. ATHERTON                FLINT                   MI    48507     31,000.00
 ML682   10266132632  NIEVES MARQUEZ ARTURO        8032 FALK AVE.                  NORTHFIELD              MN    55057     80,100.00
 ML682   10266132641  STRICKLAND HOWARD L          4411 BISCAYNE DR                SPRINGHILL              FL    34607     29,286.00
 ML682   10266132776  ROMERO MIGUEL G              2019 PECAN AVENUE SW            ALBUQUERQUE             NM    87105     59,150.00
 ML682   10266132781  ROMERO MIGUEL G              2023 COOK AVENUE SW             ALBUQUERQUE             NM    87105     54,950.00
 ML682   10266132790  ANDRES FRANCISCO A           3628 EASTWOOD CIRCLE            SANTA CLARA             CA    95054     50,000.00
 ML682   10266132795  OLSEN GEORGE M               6819 N 12TH STREET, UNIT 15     PHOENIX                 AZ    85014     26,100.00
 ML682   10266132824  EDWARDS NORVAL J             10849 SOUTH SANGAMON STREET     CHICAGO                 IL    60643     28,000.00
 ML682   10266133101  MILLER JAMES B               3425 S.CHASE ST.                INDIANAPOLIS            IN    46217     52,000.00
 ML682   10266133201  FORSEY JOHN F                1 VALLEY STREET                 EXETER                  PA    18643     16,700.00
 ML682   10266133217  SANDUSKY LARRY MICHAEL       1760 CALLE DEL VASO             TUCSON                  AZ    85737    100,000.00
 ML682   10266134072  MOTT SYLVESTER               19943 BLOOM                     DETROIT                 MI    48234     28,000.00
 ML682   10266134195  COFFEY DAVID WAYNE           420 NORTH 3RD WEST              RIGBY                   ID    83442     15,232.00
 ML682   10266134261  BUTLER SANDRA M              7825 17TH AVENUE                KENOSHA                 WI    53143     63,700.00
 ML682   10266134279  HUNT CRAVEN                  809 HOOPER STREET               MAXTON                  NC    28364     55,414.00
 ML682   10266134282  DIAMOND CHRISTOPHER          244 POE DRIVE                   PALM SPRINGS            FL    33461     66,100.00
 ML682   10266134301  PETERSON MARVIN E            1606 32ND STREET                SARASOTA                FL    34234     73,900.00
 ML682   10266134441  CLAUSS PAUL J                3378 DULANY STREET              BALTIMORE               MD    21229     13,000.00
 ML682   10266134476  YORK CLARENCE O              5108 SOUTH NELSON STREET        LITTLETON               CO    80127    304,000.00
 ML682   10266134511  BRADLEY GARLAND L            525 WEST ELMSCOURT LANE         CRETE                   IL    60417     33,000.00
 ML682   10266134552  YOUNGERS BLAZE O             614 GLENVIEW DRIVE              HORSHAM                 PA    19044     65,000.00
 ML682   10266134564  LAYTON JOEL R                2071 EAST WESTMINSTER AVENUE    SALT LAKE CITY          UT    84108     52,000.00
 ML682   10266134612  PETITT WILLIAM M             634 WHISPERING LAKES BLVD.      TARPON SPRINGS          FL    34689     13,700.00
 ML682   10266134662  MATHEWS JR FRANK W           611 DAVIS STREET                DOWNERS GROVE           IL    60515     25,000.00
 ML682   10266134689  STEWART TROY D               105 NORTH LYON STREET           ELIZABETHTOWN           NC    28337     38,000.00
 ML682   10266134707  BRACE RONALD E               15508 WETSTONE DRIVE            TAMPA                   FL    33612     12,100.00
 ML682   10266134788  WASHINGTON JACQUELINE T      8149 S. EUCLID AVENUE           CHICAGO                 IL    60617     76,500.00
 ML682   10266134989  LATIMER SR D JASON           711 FIR STREET                  POCATELLO               ID    83201     12,900.00
 ML682   10266135001  ROGGE STEVEN H               5321 ROCKPORT COURT             NEWARK                  CA    94560     38,500.00
 ML682   10266135102  HILDERBRAND ROBERT           2131 NEW BEDFORD                SUN CITY                FL    33573     84,750.00
 ML682   10266135159  SALAZAR MARIA                10128 DESERT WIND DRIVE         LAS VEGAS               NV    89134     50,000.00
 ML682   10266135172  ENGLEMANN PETER              5 VAUSE STREET                  NORTHPORT               NY    11768     91,000.00
 ML682   10266135190  BOUNDS STEVEN R              3623 252ND STREET NORTHEAST     ARLINGTON               WA    98223     50,000.00
 ML682   10266135197  ANTONIOS DANY G              1910 MAYNARD AVENUE             CLEVELAND               OH    44109     86,400.00
 ML682   10266135305  KENNEDY KENT A               10001 N 28TH PLACE              PHOENIX                 AZ    85028     17,144.00
 ML682   10266135332  DELIS RICHARD J              2120 CHEYENNE STREET            GOLDEN                  CO    80401     16,898.00
 ML682   10266135346  GEYER JOSEPH S               0185 A STRAIGHT CREEK DRIVE     DILLON                  CO    80435     34,200.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
 ML682   10266127485      30,000.00    12/08/96   11/08/26    359.24    12/08/96    75.0      11.400           294.80
 ML682   10266128065      14,986.26    11/01/96   10/01/11    178.00    12/01/96    31.2      11.750           177.62
 ML682   10266128570      21,100.00    12/21/96   11/21/11    179.67    12/21/96    44.8      14.000           281.00
 ML682   10266128623     273,600.00    12/11/96   11/11/11    179.34    12/11/96    80.0      13.990         3,239.64
 ML682   10266128960      25,000.00    11/24/96   10/24/11    178.75    11/24/96    87.4      11.750           296.03
 ML682   10266129047      45,000.00    12/14/96   11/14/11    179.44    12/14/96    69.2      10.700           503.02
 ML682   10266130098      20,200.00    12/11/96   11/11/11    179.34    12/11/96    89.9      11.400           234.69
 ML682   10266130133      21,785.00    12/14/96   11/14/11    179.44    12/14/96    83.0      12.750           236.74
 ML682   10266130223      20,000.00    12/15/96   11/15/11    179.47    12/15/96    84.8      12.200           242.61
 ML682   10266130356      63,000.00    10/25/96   09/25/26    357.80    11/25/96    90.0      11.050           602.35
 ML682   10266130701      61,679.00    12/01/96   11/01/11    179.00    12/01/96    84.0      13.700           716.20
 ML682   10266130715      26,810.00    01/01/97   12/01/11    180.00    01/01/97    89.8      12.750           291.34
 ML682   10266130990      88,856.00    01/01/97   12/01/11    180.00    01/01/97    84.7      12.350           937.99
 ML682   10266131228      10,000.00    12/20/96   11/20/16    239.64    12/20/96    28.5      11.750           108.37
 ML682   10266131246      72,040.00    01/01/97   12/01/11    180.00    01/01/97    84.9      12.750           899.66
 ML682   10266131500      16,000.00    12/19/96   11/19/11    179.61    12/19/96    89.9      11.950           191.51
 ML682   10266131525      18,400.00    01/01/97   12/01/11    180.00    01/01/97    79.8      13.000           203.54
 ML682   10266131606      34,700.00    12/25/96   11/25/11    179.80    12/25/96    54.6      11.250           399.86
 ML682   10266131899      87,100.00    01/01/97   12/01/11    180.00    01/01/97    80.6       9.900           757.94
 ML682   10266131958      26,100.00    12/15/96   11/15/11    179.47    12/15/96    89.9      11.350           255.48
 ML682   10266132114      60,400.00    12/01/96   11/01/16    239.00    12/01/96    64.9      10.750           613.20
 ML682   10266132166      38,000.00    12/19/96   11/19/11    179.61    12/19/96    80.0      12.050           392.34
 ML682   10266132213      13,691.00    01/01/97   12/01/16    240.00    01/01/97    85.9      11.950           150.27
 ML682   10266132324      94,000.00    01/01/97   12/01/11    180.00    01/01/97    89.2      11.950           963.28
 ML682   10266132352      24,912.00    01/01/97   12/01/11    180.00    01/01/97    84.9      12.350           304.62
 ML682   10266132626      31,000.00    12/25/96   11/25/26    359.80    12/25/96    64.5      11.750           312.92
 ML682   10266132632      80,100.00    12/06/96   11/06/26    359.18    12/06/96    88.0      11.450           790.17
 ML682   10266132641      29,183.60    11/25/96   10/25/16    238.78    12/25/96    89.9      11.600           314.33
 ML682   10266132776      59,150.00    12/15/96   11/15/11    179.47    12/15/96    70.0      10.600           545.50
 ML682   10266132781      54,950.00    12/15/96   11/15/11    179.47    12/15/96    70.0      10.600           506.76
 ML682   10266132790      50,000.00    11/25/96   10/25/11    178.78    11/25/96    83.5      11.700           590.47
 ML682   10266132795      26,100.00    12/01/96   11/01/11    179.00    12/01/96    64.9      10.200           232.91
 ML682   10266132824      28,000.00    12/01/96   11/01/11    179.00    12/01/96    79.9      12.000           336.05
 ML682   10266133101      52,000.00    12/12/96   11/12/11    179.38    12/12/96    80.0      13.500           675.13
 ML682   10266133201      16,700.00    12/19/96   11/19/11    179.61    12/19/96    80.0      11.150           191.39
 ML682   10266133217     100,000.00    12/14/96   11/14/11    179.44    12/14/96    82.0      12.750         1,086.69
 ML682   10266134072      28,000.00    12/11/96   11/11/16    239.34    12/11/96    84.8      13.250           333.04
 ML682   10266134195      15,232.00    12/01/96   11/01/11    179.00    12/01/96    84.9      13.750           200.30
 ML682   10266134261      63,700.00    11/17/96   10/17/11    178.52    11/17/96    78.6       9.400           661.33
 ML682   10266134279      55,414.00    12/15/96   11/15/16    239.47    12/15/96    80.0      13.700           677.04
 ML682   10266134282      66,100.00    12/08/96   11/08/16    239.24    12/08/96    67.4      10.150           644.46
 ML682   10266134301      73,900.00    11/23/96   10/23/26    358.72    11/23/96    84.9      10.850           695.40
 ML682   10266134441      13,000.00    11/28/96   10/28/11    178.88    11/28/96    89.8      11.550           152.28
 ML682   10266134476     304,000.00    01/01/97   12/01/26    360.00    01/01/97    70.6      10.500         2,780.81
 ML682   10266134511      33,000.00    12/04/96   11/04/11    179.11    12/04/96    80.3      10.300           360.70
 ML682   10266134552      65,000.00    12/14/96   11/14/11    179.44    12/14/96    84.9      12.700           703.82
 ML682   10266134564      52,000.00    12/01/96   11/01/11    179.00    12/01/96    83.8      14.250           626.44
 ML682   10266134612      13,682.86    11/28/96   10/28/11    178.88    12/28/96    89.9      11.650           161.35
 ML682   10266134662      25,000.00    11/28/96   10/28/11    178.88    11/28/96    81.0      11.250           288.09
 ML682   10266134689      38,000.00    12/14/96   11/14/16    239.44    12/14/96    73.0      10.400           376.84
 ML682   10266134707      12,100.00    12/18/96   11/18/16    239.57    12/18/96    89.9      11.750           131.13
 ML682   10266134788      76,500.00    11/21/96   10/21/11    178.65    11/21/96    81.3      10.600           705.50
 ML682   10266134989      12,900.00    01/01/97   12/01/11    180.00    01/01/97    89.6      12.750           161.10
 ML682   10266135001      38,500.00    12/01/96   11/01/11    179.00    12/01/96    89.3      12.600           413.88
 ML682   10266135102      84,750.00    12/22/96   11/22/16    239.70    12/22/96    80.1      12.500           962.88
 ML682   10266135159      50,000.00    12/14/96   11/14/11    179.44    12/14/96    30.5      12.000           514.31
 ML682   10266135172      91,000.00    12/12/96   11/12/16    239.38    12/12/96    52.0      10.500           908.53
 ML682   10266135190      50,000.00    12/20/96   11/20/11    179.64    12/20/96    76.7      13.500           649.16
 ML682   10266135197      86,400.00    12/15/96   11/15/11    179.47    12/15/96    90.0      11.050           984.73
 ML682   10266135305      17,144.00    01/01/97   12/01/11    180.00    01/01/97    89.9      11.950           175.69
 ML682   10266135332      16,898.00    01/01/97   12/01/11    180.00    01/01/97    79.9      13.990           200.09
 ML682   10266135346      34,200.00    01/01/97   12/01/16    240.00    01/01/97    81.5      12.750           394.60

                                                                         Page 27
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
 ML682   10266135358  SIMONTON ROBERT L            3948 NORTH DEQUINCY             INDIANAPOLIS            IN    46226     40,000.00
 ML682   10266135373  JANUSZ MICHAEL J             3049 N. OAK PARK                CHICAGO                 IL    60634     37,600.00
 ML682   10266135379  OSULLIVAN EAMON V            626 S. FAIRVIEW AVE             PARK RIDGE              IL    60068    264,000.00
 ML682   10266135425  SHERMAN MONROE               6705 N BORTHWICK AVENUE         PORTLAND                OR    97217     30,000.00
 ML682   10266135539  BUTLER FRANKLIN E            8 JOHN ST.                      WALTON                  KY    41094     59,500.00
 ML682   10266135572  SROMOVSKI DAVID T            224 MAIN STREET                 ASHLEY                  PA    18702     28,710.00
 ML682   10266135599  ROBSON LESA M                1446 SHIMERVILLE RD             EMMAUS                  PA    18049     67,150.00
 ML682   10266135615  GAINES KENNETH M             21301 EASTERN HEIGHTS RD        LINDEN                  CA    95236     54,500.00
 ML682   10266135625  CALDWELL RANDOLPH C          1134 RICKENBACKER STREET        SAN JOSE                CA    95128     68,000.00
 ML682   10266135637  ILIOPOULOS GEORGE            255 NORTH MILL ROAD 7B          ADDISON                 IL    60101     25,000.00
 ML682   10266135659  BRINDACK RONNIE L            770 NORTH LINCOLN STREET        ALLIANCE                OH    44601     38,200.00
 ML682   10266135716  DURDEN RICHARD B             13485 SW BUTNER ROAD            BEAVERTON               OR    97005     36,900.00
 ML682   10266135717  PERRI RICHARD J              3618 163RD STREET EAST          TACOMA                  WA    98446     20,686.00
 ML682   10266135760  NESTOR WILMA A               35 MEANOR STREET                IMPERIAL                PA    15126     29,500.00
 ML682   10266135780  DAVIDSON ROBERT J            2617 WEST 6200 SOUTH            SALT LAKE CITY          UT    84118     39,230.00
 ML682   10266135781  WOODS DEBRA A                977 S ZENO WAY                  AURORA                  CO    80017     19,314.00
 ML682   10266135789  DUNCAN MARK                  21 WEST H STREET                BRUNSWICK               MD    21716    117,600.00
 ML682   10266135805  AMBOS ARNOLD L               812 ANDERSON STREET             GLOBE                   AZ    85501     25,687.00
 ML682   10266135807  BOWMAN BILL                  4051 W LYNNE LANE               PHOENIX                 AZ    85041     35,625.00
 ML682   10266135812  LUEHRS KIRK A                12999 SW TEA ROSE WAY           TIGARD                  OR    97223     55,000.00
 ML682   10266135818  CONRAD RICHARD               16073 MEIGS BOULEVARD           BROOK PARK              OH    44142     61,200.00
 ML682   10266135821  MARITATO KAREN               3806 S. HIGHLAND AVENUE         BERWYN                  IL    60402     26,800.00
 ML682   10266135898  BROWN BARRY J                1127 3RD STREET                 WHITEHALL               PA    18052     72,000.00
 ML682   10266135905  BRASHEAR TERRY W             1690 EAST ARROWHEAD ROAD        PINETOP                 AZ    85935     21,404.00
 ML682   10266135908  KIRK HESIEKYER L             48224 NORTH 33RD AVENUE         PHOENIX                 AZ    85027     30,000.00
 ML682   10266135941  MARTINEZ EDITH M             3216 N. KENMORE AVE.            CHICAGO                 IL    60657     89,600.00
 ML682   10266136009  DROBIAK ROBERT M             4965 EBERLY DRIVE               SAN JOSE                CA    95111     30,000.00
 ML682   10266136031  VANDERLA - BROUWER PAMELA    1926 S. CLARENCE                BERWYN                  IL    60402     69,700.00
 ML682   10266136050  CRISMAN CARL W               820 S. NOBLE STREET             SHELBYVILLE             IN    46176     42,000.00
 ML682   10266136109  WOODRUFF W EVERETT           9 CREEKVIEW COURT               SANTA ROSA              CA    95409     30,200.00
 ML682   10266136157  CONRAD DAVID R               13391 W 65TH AVENUE             ARVADA                  CO    80004     41,482.00
 ML682   10266136343  MCSHANE RICKIE A             506 PAWNEE STREET               BETHLEHEM               PA    18015     35,900.00
 ML682   10266136383  AKINS RANDY D                2357 W LAS LOMITAS              TUCSON                  AZ    85741     72,000.00
 ML682   10266136505  MEEHAN PATRICK M             3446 INNSBRUCK LANE             CRETE                   IL    60417     70,000.00
 ML682   10266136520  GAGNON JOHN P                5853 WEST 55TH STREET           CHICAGO                 IL    60638     36,000.00
 ML682   10266136551  ATENCIO GUILLERMO MICHAEL    1818 EAST 10TH STREET           PUEBLO                  CO    81001     13,700.00
 ML682   10266136553  RICHARDSON JOHN A            131 B NORTH DUDE RANCH ROAD     MONTICELLO              UT    84535     19,500.00
 ML682   10266136556  POCH JOHN K                  5415 SETTLERS TERRACE           COLORADO SPRINGS        CO    80917     73,000.00
 ML682   10266136558  MINGUA DENNIS W              929 WEST WATSON DRIVE           TEMPE                   AZ    85283     37,318.00
 ML682   10266136580  ELMER DANNY                  695 SOUTH MAIN                  SPRINGVILLE             UT    84663     19,000.00
 ML682   10266136586  WARR STEVEN N                718 WEST 1720 NORTH #128        PROVO                   UT    84604     69,550.00
 ML682   10266136642  LESZYNSKA KRYSTYNA           1703 WEST AUGUSTA BLVD.         CHICAGO                 IL    60622    150,000.00
 ML682   10266136664  TENG KHAMSY                  3864 WEST TEMPLE PLACE          DENVER                  CO    80236     80,800.00
 ML682   10266136677  DUNN WENDI                   13218 N 36TH STREET             PHOENIX                 AZ    85032     21,600.00
 ML682   10266136715  MCCONNELL ROBERT G           11964 KENOSHA ROAD              ERIE                    CO    80516     64,000.00
 ML682   10266136719  RODZINSKI JANUSZ A           2403 172ND PLACE SE             BOTHELL                 WA    98012     34,440.00
 ML682   10266136782  GEURTS BRYAN A               3661 SOUTH MONTEREY CIRCLE      BOUNTIFUL               UT    84010     37,100.00
 ML682   10266136795  DAUB EVELYN A                4741 4TH AVENUE                 BEAVER FALLS            PA    15010     47,600.00
 ML682   10266136796  HANNEMANN L DAVID            48 EAST 1380 NORTH              AMERICAN FORK           UT    84003     50,000.00
 ML682   10266136833  LIBIANO JAMES P              309 EAST WILKES BARRE ST        EASTON                  PA    18042     32,900.00
 ML682   10266136848  MATOS LUIS                   1315 WHISLER STREET NE          OLYMPIA                 WA    98516     87,200.00
 ML682   10266136894  SERRITELLA WILLIAM J JR      1201 CLEVELAND                  LAGRANGE PARK           IL    60526     60,500.00
 ML682   10266136924  TRAMMELL GREGORY LEE         491 E 3RD STREET                HALSEY                  OR    97348     35,917.00
 ML682   10266137043  JOHNSON TRENT B              3851 WEST MEADOWGATE DRIVE      WEST VALLEY CITY        UT    84120     20,000.00
 ML682   10266137045  PARDUE MICHAEL D             4992 WEST HELLAS DRIVE          WEST VALLEY CITY        UT    84120     18,500.00
 ML682   10266137048  GORNIAK CHESTER              RD #1 BOX 165G                  CORSICA                 PA    15829     39,000.00
 ML682   10266137157  HERRIDGE BRADLEY F           3790 WEST CAROLINA DRIVE        WEST JORDAN             UT    84084     18,926.00
 ML682   10266137169  GREYDANUS LYNNE              2402 VIEWCREST AVENUE           EVERETT                 WA    98203     54,250.00
 ML682   10266137209  FOSTER ROBERT A              144 WILLOW STREET               GARDEN CITY             NY    11530     15,833.00
 ML682   10266137269  MARTIN MICHELLE A            500 W. PLUM                     THORNTOWN               IN    46071     19,100.00
 ML682   10266137345  ARRINGTON DAVID VAUGHN       1616 MAPLE STREET               HOMESTEAD               PA    15120     52,800.00
 ML682   10266137355  BOWER HARRY E                34 NORTH 5TH STREET             EMMAUS                  PA    18049     61,000.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
 ML682   10266135358      40,000.00    12/01/96   11/01/16    239.00    12/01/96    50.0      11.250           419.70
 ML682   10266135373      37,600.00    12/11/96   11/11/16    239.34    12/11/96    79.9      10.900           385.55
 ML682   10266135379     264,000.00    11/16/96   10/16/11    178.49    12/16/96    80.0       9.600         2,239.14
 ML682   10266135425      30,000.00    01/01/97   12/01/16    240.00    01/01/97    63.5      12.500           340.84
 ML682   10266135539      59,500.00    12/05/96   11/05/26    359.15    12/05/96    70.0       9.850           515.57
 ML682   10266135572      28,710.00    12/18/96   11/18/26    359.57    12/18/96    90.0      11.500           284.31
 ML682   10266135599      67,150.00    12/22/96   11/22/26    359.70    12/22/96    85.0      11.350           657.31
 ML682   10266135615      54,500.00    01/01/97   12/01/11    180.00    01/01/97    89.8      11.950           558.50
 ML682   10266135625      67,855.20    12/01/96   11/01/11    179.00    01/01/97    66.4      12.050           702.07
 ML682   10266135637      25,000.00    11/28/96   10/28/11    178.88    11/28/96    51.0      11.250           288.09
 ML682   10266135659      38,200.00    12/19/96   11/19/11    179.61    12/19/96    84.8      10.000           335.23
 ML682   10266135716      36,900.00    12/20/96   11/20/11    179.64    12/20/96    79.9      11.250           425.22
 ML682   10266135717      20,686.00    01/01/97   12/01/11    180.00    01/01/97    89.9      11.950           247.60
 ML682   10266135760      29,500.00    12/25/96   11/25/11    179.80    12/25/96    84.7      11.750           297.78
 ML682   10266135780      39,230.00    01/01/97   12/01/11    180.00    01/01/97    79.8      11.250           452.06
 ML682   10266135781      19,314.00    01/01/97   12/01/11    180.00    01/01/97    89.8      11.350           189.06
 ML682   10266135789     117,600.00    12/01/96   11/01/11    179.00    12/01/96    80.0      12.990         1,299.97
 ML682   10266135805      25,687.00    12/13/96   11/13/11    179.41    12/13/96    89.3      11.950           307.46
 ML682   10266135807      35,625.00    01/01/97   12/01/11    180.00    01/01/97    71.2      12.000           366.44
 ML682   10266135812      55,000.00    01/01/97   12/01/11    180.00    01/01/97    87.0      11.350           538.37
 ML682   10266135818      61,200.00    12/21/96   11/21/16    239.67    12/21/96    74.9      12.250           684.56
 ML682   10266135821      26,800.00    12/25/96   11/25/16    239.80    12/25/96    81.7       9.900           256.85
 ML682   10266135898      72,000.00    12/21/96   11/21/26    359.67    12/21/96    80.0       9.850           623.89
 ML682   10266135905      21,404.00    12/25/96   11/25/11    179.80    12/25/96    84.8      12.750           232.60
 ML682   10266135908      30,000.00    01/01/97   12/01/11    180.00    01/01/97    70.4      11.500           350.46
 ML682   10266135941      89,600.00    12/06/96   11/06/11    179.18    12/06/96    74.9      12.000           921.64
 ML682   10266136009      30,000.00    12/08/96   11/08/11    179.24    12/08/96    90.0      12.600           322.51
 ML682   10266136031      69,700.00    12/14/96   11/14/16    239.44    12/14/96    79.9      11.000           719.44
 ML682   10266136050      42,000.00    12/22/96   11/22/11    179.70    12/22/96    70.0      10.550           385.76
 ML682   10266136109      30,200.00    12/13/96   11/13/11    179.41    12/13/96    90.0      11.975           310.06
 ML682   10266136157      41,482.00    12/18/96   11/18/11    179.57    12/18/96    89.0      11.350           480.64
 ML682   10266136343      35,900.00    12/13/96   11/13/11    179.41    12/13/96    89.9      10.850           337.82
 ML682   10266136383      72,000.00    01/01/97   12/01/26    360.00    01/01/97    80.0      12.500           768.43
 ML682   10266136505      70,000.00    12/13/96   11/13/11    179.41    12/13/96    73.1      10.500           773.78
 ML682   10266136520      36,000.00    12/01/96   11/01/11    179.00    12/01/96    89.4      11.750           363.39
 ML682   10266136551      13,700.00    01/01/97   12/01/11    180.00    01/01/97    90.0      11.950           163.98
 ML682   10266136553      19,500.00    01/01/97   12/01/11    180.00    01/01/97    74.0      10.700           217.98
 ML682   10266136556      73,000.00    01/01/97   12/01/11    180.00    01/01/97    89.8      11.950           873.78
 ML682   10266136558      37,318.00    12/15/96   11/15/11    179.47    12/15/96    86.3      11.950           446.68
 ML682   10266136580      19,000.00    11/23/96   10/23/11    178.72    11/23/96    79.1      15.850           277.07
 ML682   10266136586      69,550.00    12/01/96   11/01/26    359.00    12/01/96    65.0       9.400           579.75
 ML682   10266136642     150,000.00    12/18/96   11/18/16    239.57    12/18/96    83.4      12.750         1,730.72
 ML682   10266136664      80,800.00    01/01/97   12/01/11    180.00    01/01/97    76.2      10.750           905.73
 ML682   10266136677      21,600.00    01/01/97   12/01/11    180.00    01/01/97    83.7      12.750           269.75
 ML682   10266136715      64,000.00    01/01/97   12/01/16    240.00    01/01/97    79.0      11.250           671.52
 ML682   10266136719      34,440.00    01/01/97   12/01/11    180.00    01/01/97    74.1      13.500           447.14
 ML682   10266136782      37,100.00    01/01/97   12/01/11    180.00    01/01/97    79.9      13.150           473.07
 ML682   10266136795      47,600.00    12/19/96   11/19/11    179.61    12/19/96    85.0      10.950           451.51
 ML682   10266136796      50,000.00    01/01/97   12/01/11    180.00    01/01/97    82.3      10.100           540.37
 ML682   10266136833      32,900.00    12/14/96   11/14/26    359.44    12/14/96    70.0      12.250           344.76
 ML682   10266136848      87,200.00    01/01/97   12/01/26    360.00    01/01/97    80.0      12.250           913.77
 ML682   10266136894      60,500.00    12/13/96   11/13/16    239.41    12/13/96    89.9      11.950           664.05
 ML682   10266136924      35,917.00    01/01/97   12/01/11    180.00    01/01/97    90.0      11.150           411.62
 ML682   10266137043      20,000.00    12/05/96   11/05/11    179.15    12/05/96    79.7      15.350           284.73
 ML682   10266137045      18,500.00    12/01/96   11/01/11    179.00    12/01/96    78.3      12.750           231.03
 ML682   10266137048      39,000.00    12/13/96   11/13/11    179.41    12/13/96    70.9      11.350           381.76
 ML682   10266137157      18,926.00    12/01/96   11/01/11    179.00    12/01/96    76.6      14.950           264.24
 ML682   10266137169      54,250.00    12/19/96   11/19/11    179.61    12/19/96    83.4      12.750           589.53
 ML682   10266137209      15,833.00    12/27/96   11/27/06    119.87    12/27/96    24.1      10.750           215.87
 ML682   10266137269      19,100.00    12/14/96   11/14/11    179.44    12/14/96    84.9      12.350           233.55
 ML682   10266137345      52,800.00    12/18/96   11/18/16    239.57    12/18/96    80.0      10.600           530.70
 ML682   10266137355      61,000.00    12/19/96   11/19/16    239.61    12/19/96    79.2      11.500           650.52

                                                                         Page 28
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
 ML682   10266137382  ROBERTS KRISTY A             8265 WEST DAKOTA PLACE          LAKEWOOD                CO    80226    120,000.00
 ML682   10266137400  WASHBURN RANDALL E           8509 SOUTH 1520 WEST            WEST JORDAN             UT    84088     11,000.00
 ML682   10266137411  HOWARD JOAN                  19 AUTUMN RIDGE ROAD            SOUTH SALEM             NY    10590     63,000.00
 ML682   10266137448  KERSEY RONALD M              5528 SOUTH 3000 WEST            ROY                     UT    84067     31,500.00
 ML682   10266137454  JONES DANIEL E               6379 MISSION ROAD               EVERSON                 WA    98247     34,565.00
 ML682   10266137455  RAWLINGS STACY S             13142 SOUTH 3300 WEST           RIVERTON                UT    84065     21,000.00
 ML682   10266137462  MEEKS STEPHEN A              2512 HIGH STREET                DENVER                  CO    80205     21,528.00
 ML682   10266137484  SCHILLING CHRISTINE A        1804 PINE STREET                BOULDER                 CO    80302    133,500.00
 ML682   10266137548  KNOTT MADONNA M              7984 SHERMAN WAY                DENVER                  CO    80221     25,000.00
 ML682   10266137573  BOWEN LEEROY E               1602 WEST CRYSTAL RIDGE DRIVE   WEST JORDAN             UT    84084     34,450.00
 ML682   10266137591  PETERSEN CAROL A             965 SE MARION AVENUE            CORVALLIS               OR    97333     34,000.00
 ML682   10266137614  WARNER BARBARA LYNN          2870 CLIME ROAD                 COLUMBUS                OH    43223     38,000.00
 ML682   10266137656  THOMAS JOHN E                1643 BROWNS POINT BOULEVARD     TACOMA                  WA    98422     23,500.00
 ML682   10266137657  SLACK GEORGE K               4522 SOUTH WHITE CHERRY WAY     WEST VALLEY CITY        UT    84120     38,000.00
 ML682   10266137660  HIATT BRENT W                1038 EAST 900 NORTH             OGDEN                   UT    84404     56,302.00
 ML682   10266137672  CLAPP ALAN W                 4347 SOUTH 2675 WEST            ROY                     UT    84067     33,092.00
 ML682   10266137688  WOODEN GENEVIEVE MARIE       9456-9458 WEST 47TH AVENUE      WHEAT RIDGE             CO    80033     36,129.00
 ML682   10266137690  JOHNSON ROBERT DEAN          4295 SOUTH PEGGY LANE           WEST VALLEY CITY        UT    84120     15,500.00
 ML682   10266137701  BLONQUIST DAVID R            10991 SOUTH SHELBROOKE COVE     SOUTH JORDAN            UT    84095     44,500.00
 ML682   10266137715  CORDERO PATRICIA             10804 ROAN AVENUE SW            ALBUQUERQUE             NM    87121     70,250.00
 ML682   10266137729  WYATT JEFFRE S               4438 SOUTHWEST HEWETT BOULEVA   PORTLAND                OR    97221     48,000.00
 ML682   10266137736  WHALEN RODGER C              2906 3RD AVENUE N               SEATTLE                 WA    98109     24,000.00
 ML682   10266137754  ADAMSKI CHAD C               2235 EAST GABLE AVENUE          MESA                    AZ    85204     18,100.00
 ML682   10266137770  TORRES EDWARD CHARLES        530 LOOMIS AVENUE               COLORADO SPRINGS        CO    80911     31,150.00
 ML682   10266137845  DUMEYER JOYCE L              161-163 STARDUST DRIVE          PUEBLO WEST             CO    81007    124,000.00
 ML682   10266137902  VAUGHN MARJORIE K            14614 PEBBLE CREEK COURT        LOCKPORT                IL    60441     23,200.00
 ML682   10266137974  ROOSE JERRY                  11302 LAFAYETTE STREET          NORTHGLENN              CO    80233     20,900.00
 ML682   10266138213  WALLING JOHN T               2999 WEST 2900 SOUTH            WEST HAVEN              UT    84401     23,560.00
 ML682   10266138321  BICKMORE STEVEN D            1085 SOUTH 400 EAST             SPRINGVILLE             UT    84663     18,000.00
 ML682   10266138447  WALTON WILLIAM R             7671 SOUTH 2030 WEST            WEST JORDAN             UT    84084     12,546.00
 ML682   10266138449  COLE HOMER F JR              2392 NORTH 475 WEST             SUNSET                  UT    84015     34,000.00
 ML682   10266138583  MORGAN BRET J                5706 SOUTH 2650 WEST            ROY                     UT    84067     25,721.00
         ------------------------------------------                                                                   -------------
              156     Sale Total                                                                                        7,493,112.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
 ML682   10266137382     120,000.00    01/01/97   12/01/26    360.00    01/01/97    80.0      11.600         1,197.51
 ML682   10266137400      11,000.00    01/01/97   12/01/11    180.00    01/01/97    87.8      12.750           137.37
 ML682   10266137411      63,000.00    12/26/96   11/26/16    239.84    12/26/96    10.0      12.100           698.08
 ML682   10266137448      31,500.00    01/01/97   12/01/11    180.00    01/01/97    89.9      11.950           322.80
 ML682   10266137454      34,565.00    01/01/97   12/01/11    180.00    01/01/97    69.9      12.500           368.90
 ML682   10266137455      21,000.00    01/01/97   12/01/11    180.00    01/01/97    84.9      11.950           251.36
 ML682   10266137462      21,528.00    01/01/97   12/01/11    180.00    01/01/97    85.6      11.950           257.68
 ML682   10266137484     133,500.00    01/01/97   12/01/11    180.00    01/01/97    85.0      12.750         1,450.74
 ML682   10266137548      25,000.00    01/01/97   12/01/11    180.00    01/01/97    60.2      11.250           288.09
 ML682   10266137573      34,450.00    12/04/96   11/04/16    239.11    12/04/96    74.9      14.300           435.92
 ML682   10266137591      34,000.00    01/01/97   12/01/11    180.00    01/01/97    77.1      11.250           330.23
 ML682   10266137614      38,000.00    12/25/96   11/25/16    239.80    12/25/96    44.7      10.350           375.56
 ML682   10266137656      23,500.00    01/01/97   12/01/11    180.00    01/01/97    85.0      12.750           255.37
 ML682   10266137657      38,000.00    12/05/96   11/05/11    179.15    12/05/96    70.4      12.100           458.51
 ML682   10266137660      56,302.00    12/05/96   11/05/11    179.15    12/05/96    64.7      11.700           664.89
 ML682   10266137672      33,092.00    12/05/96   11/05/16    239.15    12/05/96    83.0      13.700           404.32
 ML682   10266137688      36,129.00    01/01/97   12/01/11    180.00    01/01/97    89.9      11.350           418.62
 ML682   10266137690      15,500.00    01/01/97   12/01/11    180.00    01/01/97    86.5      12.750           193.57
 ML682   10266137701      44,500.00    01/01/97   12/01/16    240.00    01/01/97    79.8      13.990           553.04
 ML682   10266137715      70,250.00    01/01/97   12/01/11    180.00    01/01/97    79.9      10.750           655.77
 ML682   10266137729      48,000.00    01/01/97   12/01/16    240.00    01/01/97    77.4      11.250           503.64
 ML682   10266137736      24,000.00    01/01/97   12/01/11    180.00    01/01/97    87.2      10.100           259.38
 ML682   10266137754      18,100.00    12/19/96   11/19/11    179.61    12/19/96    84.1      10.700           202.33
 ML682   10266137770      31,150.00    01/01/97   12/01/16    240.00    01/01/97    86.1      11.150           324.71
 ML682   10266137845     124,000.00    01/01/97   12/01/26    360.00    01/01/97    80.0      13.000         1,371.69
 ML682   10266137902      23,200.00    12/22/96   01/22/12    181.70    12/22/96    79.9      11.250           266.22
 ML682   10266137974      20,900.00    01/01/97   12/01/11    180.00    01/01/97    85.4      10.100           225.87
 ML682   10266138213      23,560.00    01/01/97   12/01/11    180.00    01/01/97    89.9      12.750           294.23
 ML682   10266138321      18,000.00    01/01/97   12/01/11    180.00    01/01/97    61.3      11.500           210.27
 ML682   10266138447      12,546.00    01/01/97   12/01/11    180.00    01/01/97    80.0      15.350           178.61
 ML682   10266138449      34,000.00    01/01/97   12/01/11    180.00    01/01/97    89.4      12.750           424.60
 ML682   10266138583      25,721.00    01/01/97   12/01/11    180.00    01/01/97    89.7      12.750           321.21
         -----------------------------                     -----------             ----------------------------------
              156      7,492,833.92                           222.75                78.1      11.731        80,188.29

                                                                         Page 29
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
MLC683   10268001010  CARTHY JAMES P MC            20337 SWALLOW PT ROAD           MONTGOMERY VILLAGE      MD    20879     50,000.00
 MLC683  10268001118  BABAEV GABRIEL               105 49 63RD AVENUE              FOREST HILLS            NY    11375    116,400.00
 MLC683  10268002146  KOENIG GARY                  141 -17 72ND DRIVE              FLUSHING                NY    11367    164,265.00
 MLC683  10268002587  SULTON SHEILA E              130 SCHEERER AVE                NEWARK                  NJ    07112     44,000.00
 MLC683  10268003868  DEUSO PATRICIA A             165 HUMPHREY RD                 LAKE MARY               FL    32746     17,200.00
 MLC683  10268004310  JORDAN B L                   831-833 ARGONNE AVENUE NE       ATLANTA                 GA    30308    168,000.00
 MLC683  10268004574  FISHER TERESA R              3515 SE 3RD PL                  CAPE CORAL              FL    33904     23,500.00
 MLC683  10268004587  HUFF MARY JANE               702 LOOKOUT DRIVE               FOREST PARK             GA    30050     45,050.00
 MLC683  10268004650  RHODES JOSEPH                6376 SKYLINE CT                 SPRING HILL             FL    34606     10,000.00
 MLC683  10268004657  SADLER EMERY D SR            302 MORGAN CIRCLE NORTH         LEHIGH ACRES            FL    33936     10,000.00
 MLC683  10268004870  KASULKE VALERIE ANN          19 CULLEN LN                    MIDDLE ISLAND           NY    11953     85,000.00
 MLC683  10268005037  CLARK C0RA L                 2403 KEATING ST                 TEMPLE HILLS            MD    20748     84,000.00
 MLC683  10268005636  ORT ANDREW P                 603 BRUNSWICK ST                BRUNSWICK               MD    21716     84,000.00
 MLC683  10268005648  DEBRO ROSEANNE P             133 NANCYS LANE                 KING OF PRUSSIA         PA    19406     91,500.00
 MLC683  10268005762  DIEP BINH KHAINGO            2312 32ND AVE N                 SAINT PETERSBURG        FL    33713     21,500.00
 MLC683  10268006223  RIZZO SONDRA K               4430 33RD AVE N                 SAINT PETERSBURG        FL    33713     63,000.00
 MLC683  10268006237  DUNN ROBERT W                1801 GRAY ST S                  GULFPORT                FL    33707     68,500.00
 MLC683  10268006361  COLLINS ADRIAN               11107 N. 28TH STREET            TAMPA                   FL    33612     40,800.00
         ------------------------------------------                                                                    -------------
               18     Sale Total                                                                                        1,186,715.00
            1,203     Total with Merrill Lynch                                                                         68,186,621.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
MLC683   10268001010      50,000.00    11/10/96   10/10/11    178.29    12/10/96    88.9      11.600           498.96
 MLC683  10268001118     116,400.00    12/15/96   11/15/26    359.47    12/15/96    80.0      12.000         1,197.31
 MLC683  10268002146     164,265.00    12/25/96   11/25/26    359.80    12/25/96    69.9       9.850         1,423.37
 MLC683  10268002587      44,000.00    12/01/96   11/01/11    179.00    12/01/96    80.0      12.850           481.57
 MLC683  10268003868      17,200.00    12/18/96   11/18/06    119.57    12/18/96    70.0      10.700           234.02
 MLC683  10268004310     168,000.00    12/26/96   11/26/16    239.84    12/26/96    70.0      10.750         1,705.58
 MLC683  10268004574      23,500.00    12/20/96   11/20/11    179.64    12/20/96    69.0      12.500           289.64
 MLC683  10268004587      45,050.00    12/14/96   11/14/26    359.44    12/14/96    85.0      10.250           403.69
 MLC683  10268004650      10,000.00    12/25/96   11/25/11    179.80    12/25/96    89.7      11.500           116.82
 MLC683  10268004657      10,000.00    12/19/96   11/19/11    179.61    12/19/96    76.2      12.800           125.21
 MLC683  10268004870      85,000.00    12/27/96   11/27/26    359.87    12/27/96    69.1       9.800           733.40
 MLC683  10268005037      84,000.00    12/27/96   11/27/16    239.87    12/27/96    78.5       9.600           788.48
 MLC683  10268005636      84,000.00    12/20/96   11/20/11    179.64    12/20/96    76.3      13.500           962.15
 MLC683  10268005648      91,500.00    12/25/96   11/25/11    179.80    12/25/96    89.7      11.050           874.83
 MLC683  10268005762      21,500.00    12/25/96   11/25/11    179.80    12/25/96    33.5      10.900           243.02
 MLC683  10268006223      63,000.00    12/27/96   11/27/11    179.87    12/27/96    75.0      10.350           569.23
 MLC683  10268006237      68,500.00    12/27/96   11/27/26    359.87    12/27/96    80.5       9.750           588.52
 MLC683  10268006361      40,800.00    12/25/96   11/25/16    239.80    12/25/96    57.4      10.500           407.34
         -----------------------------                     -----------             ----------------------------------
               18      1,186,715.00                           266.29                75.2      10.884        11,643.14
            1,203     68,135,147.30                           214.35                78.3      11.668       723,293.30

                                                                         Page 30
                                  Sale Schedule
   1996-4 Class 1 - Initial Pool of Fixed Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                                Zip     Balance at
Sale ID     Account       Name                         Address                         City             State  Code    Origination
----------------------------------------------------------------------------------------------------------------------------------
 SBCL9   10266121304  SCOTT NEOLA Z                455 ROGERS AVENUE               BROOKLYN                NY    11225    120,750.00
 SBCL9   10266129142  DEOPERSAUD SUKHRAM           12-17 31ST AVENUE               ASTORIA                 NY    11106    110,000.00
 SBCL9   10266129346  PEREZ ROBERTO                109 MOFFATT STREET              BROOKLYN                NY    11207    150,000.00
 SBCL9   10266130141  HANSON ALFRED K              55 BEAVER BROOK ROAD            DANBURY                 CT    06810    105,000.00
 SBCL9   10266130500  DOMINGUEZ FINES              19 MAIN STREET                  HAVERSTRAW              NY    10927    104,000.00
 SBCL9   10266131442  TOMLINSON AUDREY             119-04 SUTPHIN BOULEVARD        JAMAICA                 NY    11436     85,200.00
 SBCL9   10266131605  VIRCIK PAUL                  220 WEST MORRIS AVENUE          LINDEN                  NJ    07036    280,000.00
 SBCL9   10266131832  MITCHELL ELERY               1460 FULTON STREET              BROOKLYN                NY    11216    100,000.00
 SBCL9   10266131992  CASSELLO MICHAEL E           319-341 NORTH COLONY STREET     WALLINGFORD             CT    06492    730,000.00
 SBCL9   10266132303  ALEXIS HEROL                 611 NEW YORK AVENUE             BROOKLYN                NY    11226    156,000.00
 SBCL9   10266133013  MITCHELL ELERY               1462 FULTON STREET              BROOKLYN                NY    11216    100,000.00
 SBCL9   10266134562  ALLEN JAMES H                4834 S KING DRIVE               CHICAGO                 IL    60615     54,000.00
 SBCL9   10266135873  GIPSON MOSES                 7359 S LOWE                     CHICAGO                 IL    60621    180,000.00
         ------------------------------------------                                                                    -------------
               13     Sale Total                                                                                        2,274,950.00
               13     Total with Superior Bank                                                                          2,274,950.00
            1,414     Grand Total                                                                                      79,985,025.00

                       Cut-off Date     First                                     Original    Current      Scheduled
                         Principal     Payment    Maturity     Rem        Date       LTV     Mortgage       Payment
Sale ID     Account       Balance        Date       Date       Term       Due       Ratio      Rate       Int & Prin
---------------------------------------------------------------------------------------------------------------------
 SBCL9   10266121304     120,632.79    11/01/96   10/01/11    178.00    12/01/96    70.0      12.300         1,354.90
 SBCL9   10266129142     110,000.00    12/01/96   11/01/11    179.00    12/01/96    22.0      11.100         1,257.17
 SBCL9   10266129346     150,000.00    12/01/96   11/01/11    179.00    12/01/96    57.6      11.100         1,714.33
 SBCL9   10266130141     105,000.00    12/01/96   11/01/11    179.00    12/01/96    46.6      14.750         1,324.54
 SBCL9   10266130500     104,000.00    12/01/96   11/01/11    179.00    12/01/96    59.4      11.100         1,026.85
 SBCL9   10266131442      85,200.00    12/01/96   11/01/11    179.00    12/01/96    60.0      12.990           960.27
 SBCL9   10266131605     279,840.06    12/01/96   11/01/11    179.00    01/01/97    56.0      11.600         2,866.61
 SBCL9   10266131832     100,000.00    12/01/96   11/01/11    179.00    12/01/96    62.5      12.350         1,222.78
 SBCL9   10266131992     730,000.00    12/01/96   11/01/11    179.00    12/01/96    60.0      12.300         7,850.85
 SBCL9   10266132303     156,000.00    12/01/96   11/01/11    179.00    12/01/96    65.0      11.750         1,690.58
 SBCL9   10266133013     100,000.00    12/01/96   11/01/11    179.00    12/01/96    62.5      12.350         1,222.78
 SBCL9   10266134562      54,000.00    12/01/96   11/01/11    179.00    12/01/96    50.0      14.250           728.23
 SBCL9   10266135873     180,000.00    12/01/96   11/01/11    179.00    12/01/96    60.0      13.200         2,301.17
         -----------------------------                     -----------             ----------------------------------
               13      2,274,672.85                           178.95                57.7      12.245        25,521.06
               13      2,274,672.85                           178.95                57.7      12.245        25,521.06
            1,414     79,916,352.93                           214.39                77.5      11.673       850,055.45

                                  EXHIBIT H-2

                     MORTGAGE LOAN SCHEDULE FOR SUB-POOL 2

                                                                          Page 1
                                  Sale Schedule
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                            Zip         Balance at
Sale ID  Account          Name                     Address                         City        State       Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
BS21   10216103973  KNOTTS JERRY L            2755 S 875 EAST                    ZIONSVILLE      IN         46077        116,800.00
BS21   10216118175  MORGAN RITTA              8651 FAYETTE STREET                PHILADELPHIA    PA         19150         61,200.00
BS21   10216126465  LEE DAE H                 18 HIGH STREET                     CLOSTER         NJ         07624        165,000.00
BS21   10216127269  NOVESTERAS JAIME P        3903 LYME AVENUE                   BROOKLYN        NY         11224        195,500.00
BS21   10216127955  SEARS MONIQUE N           956 W PARK AVE                     PLEASANTVILLE   NJ         08232         73,865.00
BS21   10216128901  SCATTERDAY HAROLD W III   1994 XENON COURT                   LAKEWOOD        CO         80215        211,500.00
BS21   10216129233  HOWARD BERTHA JEAN        1516 20TH STREET N.E.              CANTON          OH         44714         34,500.00
BS21   10216129236  TYDD PATTIE JO            7747 BERTRAM AVENUE                HAMMOND         IN         46324         37,000.00
BS21   10216129264  DULAY DELIA               2170 NORTH PARKSIDE                CHICAGO         IL         60639         98,100.00
BS21   10216129798  SALAK DAWN M              13712 MEADOW ACRES PLACE           BURNSVILLE      MN         55337        108,900.00
BS21   10216129908  FAULK I SCOTT             353 NORTH PINE STREET              MIDVALE         UT         84047        104,805.00
BS21   10216130077  GAWRONSKI CHARLES         4524 WEST LAKE SHORE DRIVE         WONDER LAKE     IL         60097         40,000.00
BS21   10216130457  HAMELIN LESLIE JEAN       7741 WEST MACKENZIE DRIVE          PHOENIX         AZ         85033         53,550.00
BS21   10216130625  WATSON ROBERT E           8737 INGRAM                        WESTLAND        MI         48185         97,200.00
BS21   10216130635  CUENCA JUAN               2625 S. SAWYER                     CHICAGO         IL         60623        126,000.00
BS21   10216130734  BALARK LOUISE             11040 SOUTH INDIANA                CHICAGO         IL         60628         31,800.00
BS21   10216130824  KEMPINSKI KRYSTAL A       12016 ROSSITER                     DETROIT         MI         48224         30,000.00
BS21   10216131064  CURET MARIA               531 VALERIE LANE                   ADDISON         IL         60101        157,500.00
BS21   10216131321  BERTUCA JOHN B            803 S. MYRTLE                      VILLA PARK      IL         60181         80,000.00
BS21   10216131555  CANZONERI GARY R          369 LLOYD ST.                      CARY            IL         60013         96,000.00
BS21   10216131568  BARR BRIAN M              24W740 ARGYLE AVE                  ROSELLE         IL         60172        120,700.00
BS21   10216131747  REGASPI BELLA G           20636 11TH AVENUE SOUTH            DES MOINES      WA         98198        134,050.00
BS21   10216131934  LORKIEWICZ EDWARD         3420 SOUTH 53RD COURT              CICERO          IL         60804         78,700.00
BS21   10216131947  WHALEY STEVEN J           7139 N MASON                       CHICAGO         IL         60646        127,500.00
BS21   10216132337  KRINGELBACH MICHAEL P     7814 QUEBEC CIRCLE                 WHITE CITY      OR         97503         72,250.00
BS21   10216132616  JOHNSON SUE A             1719 NORTH MASON AVENUE            CHICAGO         IL         60639        132,600.00
BS21   10216132684  SMITH MONTE B             6617 S DANIEL WAY                  MURRAY          UT         84123        114,720.00
BS21   10216134216  KOBILAN ELEANOR E         1226 EAST YAMPA STREET             COLORADO SPRINGSCO         80919        100,000.00
BS21   10216134387  LANDER ELFRIDIA           1626 NORTH NORMANDY                CHICAGO         IL         60635         50,000.00
       ---------------------------------------                                                                       --------------
            29      Sale Total                                                                                         2,849,740.00


                        Cut-off Date    First                 Initial    Minimum    Maximum
                         Principal     Payment    Maturity   Mortgage   Mortgage   Mortgage      Gross
Sale ID     Account       Balance       Date        Date       Rate      Rate        Rate       Margin
------------------------------------------------------------------------------------------------------
BS21     10216103973      116,761.64  11/01/96    10/01/26    11.375    11.375      17.375       7.500
BS21     10216118175       60,742.57  07/01/96    06/01/26     9.250     9.250      15.250       6.750
BS21     10216126465      164,936.18  11/01/96    10/01/26    10.625    10.625      16.625       7.750
BS21     10216127269      195,193.60  10/01/96    09/01/26     9.250     9.250      15.250       5.375
BS21     10216127955       73,796.69  10/01/96    09/01/26    11.375    11.375      17.375       7.500
BS21     10216128901      211,398.68  11/01/96    10/01/26     9.625     9.625      15.625       5.750
BS21     10216129233       34,484.33  11/01/96    10/01/26     9.875     9.875      15.875       6.000
BS21     10216129236       36,979.26  12/01/96    11/01/26     8.875     8.875      14.875       5.000
BS21     10216129264       98,045.00  11/01/96    10/01/26     8.875     8.875      14.875       5.000
BS21     10216129798      108,847.83  11/01/96    10/01/26     9.625     9.625      15.625       5.750
BS21     10216129908      104,770.57  11/01/96    10/01/26    11.375    11.375      17.375       7.500
BS21     10216130077       39,979.80  11/01/96    10/01/26     9.375     9.375      15.375       5.500
BS21     10216130457       53,516.71  11/01/96    10/01/26     8.375     8.375      14.375       4.500
BS21     10216130625       97,153.44  12/01/96    11/01/26     9.625     9.625      15.625       5.750
BS21     10216130635      125,932.95  11/01/96    10/01/26     9.125     9.125      15.125       5.000
BS21     10216130734       31,789.27  12/01/96    11/01/26    11.250    11.250      17.250       6.750
BS21     10216130824       29,985.63  11/01/96    10/01/26     9.625     9.625      15.625       5.750
BS21     10216131064      157,500.00  12/01/96    11/01/26    10.125    10.125      16.125       6.000
BS21     10216131321       80,000.00  12/01/96    11/01/26    10.250    10.250      16.250       6.750
BS21     10216131555       95,961.85  11/01/96    10/01/26    10.500    10.500      16.500       7.500
BS21     10216131568      120,700.00  12/01/96    11/01/26    10.375    10.375      16.375       6.250
BS21     10216131747      133,989.09  11/01/96    10/01/26     9.875     9.875      15.875       6.000
BS21     10216131934       78,700.00  12/01/96    11/01/26     9.625     9.625      15.625       5.750
BS21     10216131947      127,500.00  12/01/96    11/01/26     9.500     9.500      15.500       5.500
BS21     10216132337       72,226.26  11/01/96    10/01/26    11.375    11.375      17.375       7.500
BS21     10216132616      132,600.00  12/01/96    11/01/26     9.875     9.875      15.875       7.250
BS21     10216132684      114,675.63  11/01/96    10/01/26    10.625    10.625      16.625       6.750
BS21     10216134216      100,000.00  12/01/96    11/01/26     8.250     8.250      14.250       4.500
BS21     10216134387       50,000.00  12/01/96    11/01/26     9.875     9.875      15.875       5.750
         -----------    --------------                      ------------------------------------------
              29        2,848,166.98                           9.932     9.932      15.932       6.195

                                                                          Page 2
                                  Sale Schedule
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                             Zip        Balance at
Sale ID  Account          Name                     Address                         City         State       Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
BS22   10216120473  DORWARD JENNIFER          212 NEW YORK AVENUE               NEW BRUNSWICK     NJ         08901        117,000.00
BS22   10216121752  HANSON ALFRED SR          17 BECKETT STREET                 DANBURY           CT         06810        134,400.00
BS22   10216124361  PATERNA PATRICIA R        21 ABIGAIL STREET                 MILFORD           CT         06460        375,000.00
BS22   10216124694  ALTHEIM JOEL H            8 FRANKLIN DRIVE                  SMITHTOWN         NY         11787        130,000.00
BS22   10216124721  LAWLER DONNA M            14 MOHAWK AVENUE                  MIDDLESEX         NJ         08846        159,800.00
BS22   10216124975  MCCORMACK PATRICIA        439 STILLWELLS CORNER ROAD        FREEHOLD          NJ         07728        182,750.00
BS22   10216125270  YI CHANG HWAN             23 BUCKINGHAM DRIVE               WAYSIDE           NJ         07712        335,750.00
BS22   10216125471  PURI SONIA                402 CONSHOHOCKEN STATE ROAD       PENN VALLEY       PA         19072        175,000.00
BS22   10216126048  LENIKMAN VLADIMIR         359 W. THORNAPPLE                 GRAFTON           WI         53024        204,000.00
BS22   10216126424  PROPATO VINCENZO          2264 STREET ROAD                  WARRINGTON        PA         18976        127,500.00
BS22   10216127222  SETTANNI FRANK            220 CHARLES AVENUE                STATEN ISLAND     NY         10302        139,500.00
BS22   10216127229  MUSIALOWSKI PATRICIA      1721 WASHINGTON VALLEY ROAD       MARTINSVILLE      NJ         08836        120,000.00
BS22   10216127327  ARNEY TERRY               1499 KARL RD                      COPLEY            OH         44321        121,500.00
BS22   10216127454  MELHEM NADIMEH            2807 LIBERTY STREET               EASTON            PA         18045         89,100.00
BS22   10216127636  SMITH BRIAN               461 EAST SHORE TRAIL              SPARTA            NJ         07871         84,000.00
BS22   10216128142  THOMPSON JOSEPH           357 OCEAN AVENUE                  AMITYVILLE        NY         11701        272,000.00
BS22   10216128484  ZIZLSPERGER JOSEPH C      11111 WEST CITRUS GROVE           AVONDALE          AZ         85323        152,991.00
BS22   10216128816  AQUILINO DIANE P          77 MOUNTAIN AVENUE                BAYVILLE          NY         11709        106,250.00
BS22   10216128945  GIL VECTY                 64 NEWTONS CORNER ROAD            HOWELL            NJ         07731        108,800.00
BS22   10216129302  DAMICO DANIEL V           18 HAMBURG STREET                 SHELTON           CT         06484        139,500.00
BS22   10216129371  LOVIGLIO EILEEN L         7 FAIRVIEW LANE                   GLEN COVE         NY         11542        240,000.00
BS22   10216129763  CHILDS FRANK              1310 DAVES STREET                 VIENNA            GA         31092         45,000.00
BS22   10216129978  CUTRARO ANTONINO          680 WEST LONG LAKE ROAD           BLOOMFIELD HILLS  MI         48013        750,000.00
BS22   10216130343  DORAN RICHIE              7819 W. SHADOW CREEK WAY          GREENFIELD        IN         46140        180,000.00
BS22   10216130357  KOKAS BEVERLY D           98 JUDY WAY                       ASTON             PA         19014         97,080.00
BS22   10216130388  RODRIGUEZ ALBERT M        5810 WEST VIRGINIA AVENUE         PHOENIX           AZ         85035         63,270.00
BS22   10216130390  EGGERT THOMAS W           1414 EAST VOLTAIRE                PHOENIX           AZ         85022        371,000.00
BS22   10216130770  MATTERN JOHN S            RD #1 BOX 138A                    ELLIOTTSBURG      PA         17024         93,500.00
BS22   10216130831  SIMPSON MALCOLM           15866 CARLISLE STREET #1          DETROIT           MI         48224         57,600.00
BS22   10216130834  COMER DENNIS              967 GODDARD                       WYANDOTTE         MI         48192         72,000.00
BS22   10216131068  KAGAN VADIM E             240 GREEN VALLEY PLACE            WEST BEND         WI         53095        113,400.00
BS22   10216131346  BAZZI MOSTAFA             4476 KORTE                        DEARBORN          MI         48126         77,400.00
BS22   10216131392  SHELLENBERGER TERRY       1127 TILGHMAN STREET              ALLENTOWN         PA         18102         62,910.00
BS22   10216131656  CLARY RONALD R            4808 N GRANITE REEF ROAD          SCOTTSDALE        AZ         85251        143,395.00
BS22   10216131742  LOZNER DALE M             24611 230TH WAY SOUTHEAST         MAPLE VALLEY      WA         98038        196,000.00
BS22   10216131975  ELGHOUL FATMEH            7327 APPOLINE                     DEARBORN          MI         48126        104,200.00
BS22   10216132118  AL-NASIR SAMIR            7345 WINTHROP                     DETROIT           MI         48228         56,000.00
BS22   10216132241  AUTEN STACEY              827 PEMBERTON                     BLOOMFIELD HILLS  MI         48302        255,000.00
BS22   10216132252  MORGAN JEANNE T           8510 STURBRIDGE DRIVE             CINCINNATI        OH         45236        132,800.00
BS22   10216132838  HAWN LISA                 134 WALTON NICHOLSON              WALTON            KY         41094         85,900.00
BS22   10216133090  SOBH HASSAN               5210 NECKEL                       DEARBORN          MI         48126        117,000.00
BS22   10216133096  MAROGI KISMAT             27740 DEVONSHIRE                  SOUTHFIELD        MI         48076        140,000.00
BS22   10216134104  GORZELIC MICHAEL PATRICK  3617 TENNESSEE DRIVE              OREFIELD          PA         18069        160,500.00
BS22   10216134390  AL-MAYALI HUSSEIN         4916 EUGENE                       DEARBORN          MI         48126         40,500.00
BS22   10216134514  AHMED RASHA               5933    HARTWELL                  DEARBORN          MI         48126         74,700.00
BS22   10216134717  JACKSON VAHL              1098 EAST VIOLET DRIVE            SANDY             UT         84094         89,200.00
BS22   10216134938  KASSEM KAMAL              14925 PROSPECT                    DEARBORN          MI         48126        112,500.00
       ---------------------------------------                                                                        --------------
            47      Sale Total                                                                                          7,205,696.00


                        Cut-off Date    First                 Initial    Minimum    Maximum
                         Principal     Payment    Maturity   Mortgage   Mortgage   Mortgage      Gross
Sale ID     Account       Balance       Date        Date       Rate      Rate        Rate       Margin
------------------------------------------------------------------------------------------------------
BS22     10216120473      116,855.45  10/01/96    09/01/26    10.375    10.375      16.375       6.750
BS22     10216121752      134,358.22  11/01/96    10/01/26    11.625    11.625      17.625       8.500
BS22     10216124361      374,846.91  11/01/96    10/01/26    10.375    10.375      16.375       6.750
BS22     10216124694      129,923.14  10/01/96    09/01/26    11.875    11.875      17.875       8.000
BS22     10216124721      159,505.26  10/01/96    09/01/26    11.125    11.125      17.125       7.750
BS22     10216124975      182,577.88  10/01/96    09/01/26    11.625    11.625      17.625       7.750
BS22     10216125270      335,630.28  11/01/96    10/01/26    11.000    11.000      17.000       6.750
BS22     10216125471      174,783.82  10/01/96    09/01/26    10.375    10.375      16.375       7.000
BS22     10216126048      203,845.71  10/01/96    09/01/26    10.750    10.750      16.750       7.000
BS22     10216126424      127,400.94  10/01/96    09/01/26    10.625    10.625      16.625       7.500
BS22     10216127222      139,433.17  11/01/96    10/01/26     9.625     9.625      15.625       5.750
BS22     10216127229      120,000.00  12/01/96    11/01/26    10.875    10.875      16.875       7.000
BS22     10216127327      121,357.76  10/01/96    09/01/26    10.625    10.625      16.625       6.750
BS22     10216127454       88,968.63  10/01/96    09/01/26     9.625     9.625      15.625       5.750
BS22     10216127636       83,919.20  11/01/96    10/01/26     9.625     9.625      15.625       6.750
BS22     10216128142      271,803.13  11/01/96    10/01/26     7.625     7.625      13.625       3.750
BS22     10216128484      152,921.49  11/01/96    10/01/26     9.875     9.875      15.875       6.250
BS22     10216128816      106,117.46  11/01/96    10/01/26     8.375     8.375      14.375       4.500
BS22     10216128945      108,762.25  12/01/96    11/01/26    11.125    11.125      17.125       8.250
BS22     10216129302      139,436.62  11/01/96    10/01/26     9.875     9.875      15.875       5.750
BS22     10216129371      239,890.96  10/01/96    09/01/26     9.875     9.875      15.875       6.250
BS22     10216129763       44,981.62  11/01/96    10/01/26    10.375    10.375      16.375       6.750
BS22     10216129978      749,650.09  11/01/96    10/01/26     9.750     9.750      15.750       5.750
BS22     10216130343      179,904.21  11/01/96    10/01/26     9.125     9.125      15.125       5.250
BS22     10216130357       96,996.01  11/01/96    10/01/26    10.125    10.125      16.125       7.000
BS22     10216130388       63,244.16  11/01/96    10/01/26    10.375    10.375      16.375       6.750
BS22     10216130390      370,831.45  11/01/96    10/01/26     9.875     9.875      15.875       6.250
BS22     10216130770       93,461.83  11/01/96    10/01/26    10.375    10.375      16.375       6.250
BS22     10216130831       57,367.15  11/01/96    10/01/26     9.875     9.875      15.875       5.750
BS22     10216130834       71,897.96  12/01/96    11/01/26     7.750     7.750      13.750       3.750
BS22     10216131068      113,296.53  11/01/96    10/01/26     9.875     9.875      15.875       5.750
BS22     10216131346       77,364.84  11/01/96    10/01/26     9.875     9.875      15.875       5.750
BS22     10216131392       62,881.42  11/01/96    10/01/26     9.875     9.875      15.875       5.750
BS22     10216131656      141,913.16  11/01/96    10/01/26    10.375    10.375      16.375       6.500
BS22     10216131742      196,000.00  12/01/96    11/01/26     9.000     9.000      15.000       5.250
BS22     10216131975      104,200.00  12/01/96    11/01/26    10.000    10.000      16.000       5.750
BS22     10216132118       55,970.20  12/01/96    11/01/26     9.125     9.125      15.125       5.000
BS22     10216132241      255,000.00  12/01/96    11/01/26    10.875    10.875      16.875       6.750
BS22     10216132252      132,707.43  11/01/96    10/01/26    11.125    11.125      17.125       7.250
BS22     10216132838       85,900.00  12/01/96    11/01/26     9.875     9.875      15.875       5.750
BS22     10216133090      116,946.84  11/01/96    10/01/26     9.875     9.875      15.875       5.750
BS22     10216133096      140,000.00  12/01/96    11/01/26    11.375    11.375      17.375       7.250
BS22     10216134104      160,430.87  12/01/96    11/01/26    10.125    10.125      16.125       6.000
BS22     10216134390       40,481.10  12/01/96    11/01/26     9.750     9.750      15.750       5.750
BS22     10216134514       74,665.15  12/01/96    11/01/26     9.750     9.750      15.750       5.750
BS22     10216134717       89,200.00  12/01/96    11/01/26    10.500    10.500      16.500       6.750
BS22     10216134938      112,500.00  12/01/96    11/01/26     9.000     9.000      15.000       5.000
         --------------------------                         ------------------------------------------
              47        7,200,130.30                          10.115    10.115      16.115       6.294

                                                                          Page 3
                                  Sale Schedule
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                             Zip        Balance at
Sale ID  Account          Name                     Address                         City         State       Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
BS24   10216130060  PTACEK ED III             481 MESA VERDE                     CARBONDALE       CO        81623        135,950.00
BS24   10216130835  WOOD ROBERT A             3501 BAY CITY ROAD                 MIDLAND          MI        48642         61,600.00
BS24   10216130841  THOMPSON ANN MARIE        1180 WINTER STREET NE              SALEM            OR        97301         98,000.00
BS24   10216131191  LAVAGNOLLI ANTONIO A      4700 WEST BELLE PLAIN              CHICAGO          IL        60641        103,500.00
BS24   10216133199  DAVID TERRY ALAN          9946 WEST 107TH PLACE              WESTMINSTER      CO        80021        134,300.00
BS24   10216134199  BERGADON ROBERT N         115 CELESTIAL WAY                  ALPHARETTA       GA        30201        168,000.00
BS24   10216135213  MURZANSKI MARY B          3308 NORTH HOYNE AVENUE            CHICAGO          IL        60618        312,800.00
BS24   10216135376  PERNINI EDWARD A          17 NORTH MAPLE STREET              MOUNT PROSPECT   IL        60056        123,700.00
       ---------------------------------------                                                                       --------------
             8      Sale Total                                                                                         1,137,850.00


                        Cut-off Date    First                 Initial    Minimum    Maximum
                         Principal     Payment    Maturity   Mortgage   Mortgage   Mortgage      Gross
Sale ID     Account       Balance       Date        Date       Rate      Rate        Rate       Margin
------------------------------------------------------------------------------------------------------
BS24   10216130060        135,877.66  11/01/96    10/01/26     9.125     9.125      15.125       5.250
BS24   10216130835         61,600.00  12/01/96    11/01/26     9.125     9.125      15.125       5.000
BS24   10216130841         97,947.85  11/01/96    10/01/26     9.125     9.125      15.125       5.250
BS24   10216131191        103,447.73  12/01/96    11/01/26     9.375     9.375      15.375       5.750
BS24   10216133199        134,300.00  12/01/96    11/01/26    10.250    10.250      16.250       6.500
BS24   10216134199        168,000.00  12/01/96    11/01/26    10.125    10.125      16.125       6.000
BS24   10216135213        312,800.00  12/01/96    11/01/26    11.500    11.500      17.500       7.750
BS24   10216135376        123,642.28  12/01/96    11/01/26     9.750     9.750      15.750       7.000
       ----------------------------                         ------------------------------------------
             8          1,137,615.52                          10.149    10.149      16.149       6.418

                                                                          Page 4
                                  Sale Schedule
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                             Zip        Balance at
Sale ID  Account          Name                     Address                         City         State       Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
BS25   10216125513  PETRUCCI LOUIS O          2607 STANLEY DRIVE                BALDWIN           MD         21013        212,500.00
BS25   10216126738  PAYNE VALERIE J           1164 TANAGER DRIVE                HARRISBURG        PA         17111        180,000.00
BS25   10216126999  MCNEAL MOSES              19470 TRINITY                     DETROIT           MI         48219         30,000.00
BS25   10216127721  WILLIAMSON DUANE G        50 FROST ROAD                     SEQUIM            WA         98382         65,000.00
BS25   10216128389  CUNNINGHAM RHONDA ALLEN   144 PARK STREET                   MONTCLAIR         NJ         07042        288,000.00
BS25   10216129578  ROBINSON PATRICIA R       18827 KLINGER                     DETROIT           MI         48234         26,600.00
BS25   10216130495  HANSON LARRY L            10635 E. 96TH ST.                 INDIANAPOLIS      IN         46256        359,900.00
BS25   10216131340  ANDERSON JEFFREY C        2126 WEST SHORE DRIVE             DELAFIELD         WI         53018        228,800.00
BS25   10216131604  RILEY STEVEN A            1415 LAKE DRIVE                   MORRIS            IL         60450        186,300.00
BS25   10216132122  ZAHR HASSANE              6716 ARCHDALE ST.                 DETROIT           MI         48228         33,000.00
BS25   10216132613  ROMANO LINDA              1770 E LINCOLN                    DES PLAINES       IL         60018        195,000.00
BS25   10216132627  GULLETT RICHARD E         690 HILLWOOD                      WHITE LAKE        MI         48383        108,900.00
BS25   10216132629  SCROGGINS JR CLYDE M      700 SHERIDAN AVENUE NORTH         MINNEAPOLIS       MN         55411         41,200.00
BS25   10216132716  THOMPSON BRENDA K         4834 CLOVE DRIVE                  MABLETON          GA         30059         94,400.00
BS25   10216133097  AOUN FADI                 5948 HIGHVIEW                     DEARBORN HEIGHTS  MI         48127         94,500.00
BS25   10216134085  HEIGEL CHRISTOPHER        23230 MONTCLAIR                   FARMINGTON HILLS  MI         48336        115,600.00
BS25   10216134941  SAFA REDA                 7027 PINEHURST                    DEARBORN          MI         48126         83,700.00
BS25   10216135223  PEPLINSKI GREGORY J       1434 PARK KNOLL DRIVE             HARTFORD          WI         53027        125,100.00
BS25   10216135540  THOMPSON JAMES W          701 GREGORY DRIVE                 HORSHAM           PA         19044        208,250.00
       ---------------------------------------                                                                        --------------
            19      Sale Total                                                                                          2,676,750.00
           103      Total with Banco Santander                                                                         13,870,036.00


                        Cut-off Date    First                 Initial    Minimum    Maximum
                         Principal     Payment    Maturity   Mortgage   Mortgage   Mortgage      Gross
Sale ID     Account       Balance       Date        Date       Rate      Rate        Rate       Margin
-------------------------------------------------------------------------------------------------------
BS25     10216125513       212,297.15  10/01/96    09/01/26     9.625     9.625      15.625       6.750
BS25     10216126738       179,893.73  11/01/96    10/01/26     8.625     8.625      14.625       6.000
BS25     10216126999        29,958.79  10/01/96    09/01/26     9.875     9.875      15.875       6.000
BS25     10216127721        64,970.27  11/01/96    10/01/26     9.875     9.875      15.875       6.000
BS25     10216128389       287,862.03  11/01/96    10/01/26     9.625     9.625      15.625       6.000
BS25     10216129578        26,588.55  12/01/96    11/01/26    10.125    10.125      16.125       6.000
BS25     10216130495       359,900.00  12/01/96    11/01/26     9.750     9.750      15.750       5.750
BS25     10216131340       228,800.00  12/01/96    11/01/26     8.500     8.500      14.500       5.750
BS25     10216131604       186,300.00  12/01/96    11/01/26     9.750     9.750      15.750       5.750
BS25     10216132122        32,986.17  11/01/96    10/01/26    10.250    10.250      16.250       6.000
BS25     10216132613       194,899.68  10/01/96    09/01/26    12.500    12.500      18.500       9.000
BS25     10216132627       108,842.04  12/01/96    11/01/26     9.125     9.125      15.125       5.000
BS25     10216132629        41,200.00  12/01/96    11/01/26    11.625    11.625      17.625       6.750
BS25     10216132716        94,357.11  11/01/96    10/01/26     9.875     9.875      15.875       5.750
BS25     10216133097        94,500.00  12/01/96    11/01/26     9.750     9.750      15.750       5.750
BS25     10216134085       115,237.36  12/01/96    11/01/26     7.750     7.750      13.750       3.750
BS25     10216134941        83,659.90  12/01/96    11/01/26     9.625     9.625      15.625       5.750
BS25     10216135223       125,100.00  12/01/96    11/01/26    10.250     9.250      16.250       5.750
BS25     10216135540       208,250.00  12/01/96    11/01/26    11.000    10.000      17.000       6.500
         ---------------------------                         ------------------------------------------
              19         2,675,602.78                           9.797     9.673      15.797       6.081
             103        13,861,515.58                          10.019     9.995      16.019       6.243

                                                                          Page 5
                                  Sale Schedule
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                             Zip        Balance at
Sale ID  Account          Name                     Address                         City         State       Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
ML143  10216125966  MARSH ALEXANDER JR        69 DIETZ STREET                   HEMPSTEAD          NY        11550       113,900.00
ML143  10216126556  FAIYAZ ARDESHIR G         2 PINE DRIVE SOUTH                ROSLYN             NY        11576       340,000.00
ML143  10216128173  KIM KWANG C               3 MADELINE TERRACE                CHESTNUT RIDGE     NY        10977       131,750.00
ML143  10216129735  PETERSEN BRYAN            1405 EAST 330 SOUTH               PROVO              UT        84606       110,500.00
ML143  10216129969  GONZALEZ FERNANDO         2654 WEST LUTHER STREET           CHICAGO            IL        60608        48,000.00
ML143  10216130370  CISNEROS PABLO A          1202 CINDY CIRCLE                 GOLDSBORO          NC        27530        67,900.00
ML143  10216130391  BOLLARD BARBARA J         59465 COLE VALLEY ROAD            ST HELENS          OR        97051       115,875.00
ML143  10216130584  BALDACCI ROSEMARY HESS    8509 SOUTH UPHAM WAY              LITTLETON          CO        80123       108,100.00
ML143  10216130629  GONZALEZ FERNANDO O       2649 WEST 24TH PLACE              CHICAGO            IL        60608        55,000.00
ML143  10216131552  CREA CHRISTOPHER A        6648 SOUTH KOSTNER AVE.           CHICAGO            IL        60629       100,000.00
ML143  10216131748  JIMENEZ CHRISTOPHER JEFF  1239 SOUTH 1000 WEST              SALT LAKE CITY     UT        84104        56,000.00
ML143  10216132609  MILLER ARTHUR F           7267 N. MCVICKER                  CHICAGO            IL        60646       189,000.00
ML143  10216132711  MATHIS JARED L            3249 SOUTH 4140 WEST              WEST VALLEY CITY,  UT        84120       172,550.00
ML143  10216132979  MIKLOS SCOTT LEE          665 EAST 100 SOUTH                MORGAN             UT        84050       147,200.00
ML143  10216133047  WATTS HELEN L             3039 VAN AKEN BOULEVARD           SHAKER HEIGHTS     OH        44120        80,000.00
ML143  10216133055  GOODMAN HOWARD KEVIN JR   2337 N. ROUTE 1 AND 17            MOMENCE            IL        60954       138,000.00
ML143  10216134078  KUSMERZ THOMAS            4404 MAPLE LEAF DRIVE             MCHENRY            IL        60050        93,700.00
ML143  10216134776  BURRIS DIANE L            5106 SOUTH EMERSON AVENUE         INDIANAPOLIS       IN        46237        77,300.00
ML143  10216135060  WARD RICHARD A JR         414 WEST 127TH STREET             CHICAGO            IL        60628        72,000.00
ML143  10216135292  DEBRY DAN J               6988 WEST COPPER HILL DRIVE       WEST VALLEY CITY   UT        84120        85,000.00
ML143  10216135636  BOSSARD MICHAEL K         4402 SOUTH WALLACE STREET         CHICAGO            IL        60609        69,600.00
ML143  10216135840  TOTONI CHRIST             351 SOUTH PARK STREET             BENSENVILLE        IL        60106       216,700.00
ML143  10216136087  LINDSAY JAMES R           234 POPPY STREET                  GOLDEN             CO        80401       126,000.00
ML143  10216136225  LARSON DEVRON B           1098 EAST DIAMOND WAY             SANDY              UT        84094        98,400.00
       ---------------------------------------                                                                        -------------
            24      Sale Total                                                                                         2,812,475.00


                        Cut-off Date    First                 Initial    Minimum    Maximum
                         Principal     Payment    Maturity   Mortgage   Mortgage   Mortgage      Gross
Sale ID     Account       Balance       Date        Date       Rate      Rate        Rate       Margin
-------------------------------------------------------------------------------------------------------
ML143   10216125966       113,855.94   11/01/96    10/01/26    10.625    10.625      16.625       6.750
ML143   10216126556       340,000.00   12/01/96    11/01/26    11.500    11.500      17.500       7.250
ML143   10216128173       131,750.00   12/01/96    11/01/26    11.375    11.375      17.375       7.750
ML143   10216129735       110,454.89   11/01/96    10/01/26    10.375    10.375      16.375       6.500
ML143   10216129969        48,000.00   12/01/96    11/01/26     8.875     8.875      14.875       5.000
ML143   10216130370        67,900.00   12/01/96    11/01/26     9.000     9.000      15.000       5.000
ML143   10216130391       115,875.00   12/01/96    11/01/26     9.375     9.375      15.375       5.750
ML143   10216130584       108,100.00   12/01/96    11/01/26     9.625     9.625      15.625       6.000
ML143   10216130629        54,969.17   11/01/96    10/01/26     8.875     8.875      14.875       5.000
ML143   10216131552        99,965.30   12/01/96    11/01/26    11.125    11.125      17.125       7.500
ML143   10216131748        55,972.00   11/01/96    10/01/26     9.750     9.750      15.750       6.000
ML143   10216132609       189,000.00   12/01/96    11/01/26     8.875     8.875      14.875       5.000
ML143   10216132711       172,550.00   12/01/96    11/01/26    10.625    10.625      16.625       5.250
ML143   10216132979       147,200.00   12/01/96    11/01/26    10.000    10.000      16.000       6.250
ML143   10216133047        79,952.77   12/01/96    11/01/26     8.625     8.625      14.625       5.000
ML143   10216133055       138,000.00   12/01/96    11/01/26     9.625     9.625      15.625       6.000
ML143   10216134078        93,652.68   12/01/96    11/01/26     9.375     9.375      15.375       5.750
ML143   10216134776        77,241.18   12/01/96    11/01/26     7.375     7.375      13.375       3.750
ML143   10216135060        72,000.00   12/01/96    11/01/26     8.375     8.375      14.375       4.500
ML143   10216135292        85,000.00   12/01/96    11/01/26    10.250    10.250      16.250       6.250
ML143   10216135636        69,600.00   12/01/96    11/01/26    11.500    11.500      17.500       7.500
ML143   10216135840       216,565.31   12/01/96    11/01/26     8.375     8.375      14.375       4.750
ML143   10216136087       125,936.38   12/01/96    11/01/26     9.375     9.375      15.375       5.750
ML143   10216136225        98,400.00   12/01/96    11/01/26     9.750     9.750      15.750       6.150
        ---------------------------- -                       ------------------------------------------
             24         2,811,940.62                            9.869     9.869      15.869       5.971

                                                                          Page 6
                                  Sale Schedule
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                             Zip        Balance at
Sale ID  Account          Name                     Address                         City         State       Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
ML144  10216119499  IACOVAZZI PETER S         31 LEROY STREET                   BINGHAMTON         NY        13905        27,500.00
ML144  10216122536  CAMPBELL CLARISE          1620 REMSEN AVENUE                BROOKLYN           NY        11236       207,000.00
ML144  10216124355  REED SANDRA L             1012 WASHOUT ROAD                 SCOTIA             NY        12302        75,520.00
ML144  10216125147  MCNAUGHTON DARRIN J       RD 1 BOX 109A                     ELLIOTTSBURG       PA        17024        98,000.00
ML144  10216125427  RIDLEY ANDRE              36 SOUTH 11TH AVE                 MOUNT VERNON       NY        10550       107,200.00
ML144  10216126000  BRANHAM SR JOHN H         2960 ST LEONARD ROAD              PORT REPUBLIC      MD        20676        87,550.00
ML144  10216126357  MONAHAN JAMES             11 LAMBETH STREET                 HOLBROOK           NY        11741        65,000.00
ML144  10216126799  BURDEWIK PAUL             69 LAKESIDE ROAD                  MAHOPAC            NY        10541       176,000.00
ML144  10216127268  PETRIZZI ALPHONSO A       151 PELTON AVENUE                 STATEN ISLAND      NY        10310       100,000.00
ML144  10216127499  ZLATIN SUSAN M            13995 TRIADELPHIA MILL ROAD       DAYTON             MD        21036       235,000.00
ML144  10216127793  MCINTOSH KAREN R          511 S CARLISLE STREET             ALLENTOWN          PA        18103        77,600.00
ML144  10216128215  CASSADY CHARLES M         2412 TIBBETS BOULEVARD            WENDOVER           NV        89883       108,000.00
ML144  10216129111  BECKER LISA               137 STANDART AVENUE               AUBURN             NY        13121        62,900.00
ML144  10216129509  CHOICE SHIRLEY A          625 W BERWICK STREET              EASTON             PA        18042        45,900.00
ML144  10216129675  HARDIE WADE R             11627 E ESTRELLA AVENUE           SCOTTSDALE         AZ        85259       225,000.00
ML144  10216130120  STUDER RUDY ALAN          7596 DEERWOOD DRIVE               FAYETTEVILLE       NC        28303        68,500.00
ML144  10216130398  GREENSHIELD DAVID J       4218 EAST GROVERS AVENUE          PHOENIX            AZ        85032       155,500.00
ML144  10216130671  COOPER M SCOTT            4613 WEST CARLA VISTA DRIVE       CHANDLER           AZ        85226       148,000.00
ML144  10216130792  EUBANKS TORRANCE          13341 CHERRY CIRCLE               THORNTON           CO        80241       130,500.00
ML144  10216130801  BRISTER JOSHUA T          668 S. CHOLLA STREET              GILBERT            AZ        85234       148,500.00
ML144  10216130829  GUCA GEORGE               1612 NORTH 16TH AVENUE            MELROSE PARK       IL        60160       126,400.00
ML144  10216131033  ABANTO CASTULO CALAMAAN   261 DUMANI DRIVE                  HENDERSON          NV        89014       130,900.00
ML144  10216131301  RHOTEN CRAIG E            7801 EAST PINNACLE VISTA DRIV     SCOTTSDALE         AZ        85255       137,000.00
ML144  10216131516  COBB EDWARD L             1366 WEST SWINTON LANE            FARMINGTON         UT        84025       293,250.00
ML144  10216131710  PLANT RICHARD LEON        5480 COUNTRY LANE                 FLINT              MI        48506        66,700.00
ML144  10216131965  THORNTON ROBERT G         15252 OUTER DRIVE                 LINDEN             MI        48451        67,200.00
ML144  10216132080  VAIL TERRI L              305 E VAUGHN AVENUE               GILBERT            AZ        85234       108,000.00
ML144  10216132293  SCOTT DANIEL R            13802 NORTH 31ST AVENUE           PHOENIX            AZ        85203        70,125.00
ML144  10216132702  HALL MYRA L               459 EAST 1500 SOUTH               SPRINGVILLE        UT        84663        79,500.00
ML144  10216132808  BORDON DOROTHY A          105 SOUTH MAPLE                   MT. PROSPECT       IL        60056       110,000.00
ML144  10216132840  STEPHENS WILLIAM          4837 NORTHGATE COURT              DAYTON             OH        45416        99,200.00
ML144  10216132868  SNYDER COREY J            1027 FIRST AVENUE                 HELLERTOWN         PA        18055        81,000.00
ML144  10216133033  WELCH SCOTT T             5678 SOUTH 2950 WEST              ROY                UT        84067       112,050.00
ML144  10216133130  ADAMS JOHN J JR           1318 36TH LANE                    PUEBLO             CO        81006        65,000.00
ML144  10216134134  STONE RICHARD B JR        4851 HELGA WAY                    WOODSTOCK          GA        30188       114,750.00
ML144  10216134271  KHALIL TAMIME             6733 GRANDMONT                    DETROIT            MI        48228        63,000.00
ML144  10216134384  WATKINS MARY L            1226 SOUTH 20TH AVENUE            MAYWOOD            IL        60153        68,000.00
ML144  10216134439  THOMPSON DAVE             10622 SOUTH 1300 WEST             SOUTH JORDAN       UT        84095       104,550.00
ML144  10216134522  CRAWFORD VIOLA SUE        1120 N WITTFIELD                  INDIANAPOLIS       IN        46229        87,700.00
ML144  10216134716  HAZEN DANIEL              860 MENSH TERRACE NW              PORT CHARLOTTE     FL        33948        47,475.00
ML144  10216134777  JABLONSKI BRENT THOMAS    729 W.3RD STREET                  RED WING           MN        55066        92,000.00
ML144  10216134784  HULL JENNIFER SUSAN       210 N. HARVARD                    VILLA PARK         IL        60181        40,000.00
ML144  10216134858  KISSINGER MARK L          222 ACORN CIRCLE                  LEBANON            PA        17042        69,700.00
ML144  10216134945  PINNIX DLYDIA             4962 GERALDINE ROAD               RICHMOND HEIGHTS   OH        44143       126,000.00
ML144  10216134992  DIVINCENZO GUSTAVO        5264 FIGHTING FISH WAY            LAS VEGAS          NV        89118       107,522.00
ML144  10216135119  PORTER EDWIN E            40 DOLPHIN DR                     TREASURE ISLAND    FL        33706       157,250.00
ML144  10216135225  SAFFO HAITHAM             24340 KIPLING                     OAK PARK           MI        48237        60,000.00
ML144  10216135566  SCHLEGEL MARK L           144 6TH STREET                    FREDERICK          CO        80530       107,500.00
ML144  10216135745  BARKER DAVID T            13244 IRVING AVENUE SOUTH         BURNSVILLE         MN        55337       100,000.00
ML144  10216136342  GREEN MICHAEL W           2307 CARDENAS AVENUE              TAMPA              FL        33629       104,000.00
ML144  10216136748  AL-WAELI HUSSAIN          7951 NORMILE                      DEARBORN           MI        48126        89,100.00
       ---------------------------------------                                                                        -------------
            51      Sale Total                                                                                         5,434,042.00


                        Cut-off Date    First                 Initial    Minimum    Maximum
                         Principal     Payment    Maturity   Mortgage   Mortgage   Mortgage      Gross
Sale ID     Account       Balance       Date        Date       Rate      Rate        Rate       Margin
-------------------------------------------------------------------------------------------------------
ML144    10216130829      126,400.00   12/01/96    11/01/26    11.750    11.750      17.750       7.500
ML144    10216131033      130,840.53   11/01/96    10/01/26     9.875     9.875      15.875       6.000
ML144    10216131301      136,937.76   12/01/96    11/01/26     9.875     9.875      15.875       6.000
ML144    10216131516      293,250.00   12/01/96    11/01/26    10.750     9.750      16.750       6.500
ML144    10216131710       66,700.00   12/01/96    11/01/26    11.375    11.375      17.375       7.250
ML144    10216131965       67,177.93   12/01/96    11/01/26    11.375    11.375      17.375       7.250
ML144    10216132080      108,000.00   12/01/96    11/01/26    10.000    10.000      16.000       6.250
ML144    10216132293       70,094.80   12/01/96    11/01/26    10.125    10.125      16.125       6.500
ML144    10216132702       79,500.00   12/01/96    11/01/26     9.375     8.375      15.375       5.000
ML144    10216132808      109,916.81   12/01/96    11/01/26    10.750     9.750      16.750       6.000
ML144    10216132840       99,200.00   12/01/96    11/01/26    11.250    10.250      17.250       6.750
ML144    10216132868       81,000.00   12/01/96    11/01/26    11.000    11.000      17.000       6.900
ML144    10216133033      111,942.21   12/01/96    11/01/26     9.625     9.625      15.625       6.000
ML144    10216133130       65,000.00   01/01/97    12/01/26     9.025     9.025      15.025       5.400
ML144    10216134134      114,750.00   12/01/96    11/01/26    10.875    10.875      16.875       6.750
ML144    10216134271       63,000.00   12/01/96    11/01/26     9.625     9.625      15.625       5.750
ML144    10216134384       67,981.60   12/01/96    11/01/26    12.250    11.250      18.250       7.500
ML144    10216134439      104,550.00   12/01/96    11/01/26    10.875    10.875      16.875       7.250
ML144    10216134522       87,700.00   01/01/97    12/01/26    11.500    11.500      17.500       6.750
ML144    10216134716       47,475.00   12/01/96    11/01/26    12.250    11.250      18.250       6.750
ML144    10216134777       92,000.00   12/01/96    11/01/26     8.625     7.625      14.625       4.000
ML144    10216134784       40,000.00   12/01/96    11/01/26    10.125     9.125      16.125       5.750
ML144    10216134858       69,700.00   12/01/96    11/01/26    10.625     9.625      16.625       7.250
ML144    10216134945      126,000.00   12/01/96    11/01/26    10.250     9.250      16.250       5.750
ML144    10216134992      107,522.00   12/01/96    11/01/26     9.000     9.000      15.000       5.250
ML144    10216135119      157,250.00   12/01/96    11/01/26    11.000    10.000      17.000       6.500
ML144    10216135225       60,000.00   12/01/96    11/01/26    12.000    11.000      18.000       7.250
ML144    10216135566      107,500.00   12/01/96    11/01/26     9.625     9.625      15.625       6.000
ML144    10216135745      100,000.00   12/01/96    11/01/26     9.000     8.000      15.000       4.500
ML144    10216136342      104,000.00   12/01/96    11/01/26     9.750     8.750      15.750       5.250
ML144    10216136748       89,100.00   12/01/96    11/01/26     9.625     9.625      15.625       5.750
         ---------------------------                          -----------------------------------------
              51        5,432,487.32                           10.246     9.967      16.246       6.265

                                                                          Page 7
                                  Sale Schedule
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                             Zip        Balance at
Sale ID  Account          Name                     Address                         City         State       Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
ML145  10216127740  HAMER SHARON CRUMBLEY     18118 SOUTH LOS ANGELES           HOMEWOOD           IL        60430       139,900.00
         --------------------------------------------                                                                  ------------
             1      Sale Total                                                                                           139,900.00


                        Cut-off Date    First                 Initial    Minimum    Maximum
                         Principal     Payment    Maturity   Mortgage   Mortgage   Mortgage      Gross
Sale ID     Account       Balance       Date        Date       Rate      Rate        Rate       Margin
-------------------------------------------------------------------------------------------------------
ML145    10216127740      139,900.00   11/01/96    10/01/26    11.500    11.500      17.500       7.500
         --------------------------                          ------------------------------------------
               1          139,900.00                           11.500    11.500       17.500      7.500


                                                                          Page 8
                                  Sale Schedule
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                             Zip        Balance at
Sale ID  Account          Name                     Address                         City         State       Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
ML146  10216121539  SOTO EDWIN                11 ORCHARD STREET                 GARFIELD           NJ        07026       163,200.00
ML146  10216127388  VELASQUEZ ANGEL NELSON    13 MADISON AVE                    BRENTWOOD          NY        11717        88,800.00
ML146  10216131371  SCHAEFFER DAVID R         106 QUINTON ALLOWAY RD            QUINTON            NJ        08072       112,500.00
ML146  10216131880  STASKO LINDA M            113 WEST BROADWAY                 MAPLE SHADE        NJ        08052        37,000.00
ML146  10216134080  AUDENS DARREL             2614 SOUTH THOMAS COURT           MCHENRY            IL        60050       108,000.00
ML146  10216134081  GRIFFITH HELEN            2908 W LEXINGTON                  CHICAGO            IL        60612        63,000.00
ML146  10216134563  SELLERS BYRON W           1826 SOUTH 3300 WEST              SYRACUSE           UT        84075        82,300.00
       ---------------------------------------                                                                        ------------
             7      Sale Total                                                                                           654,800.00


                        Cut-off Date    First                 Initial    Minimum    Maximum
                         Principal     Payment    Maturity   Mortgage   Mortgage   Mortgage      Gross
Sale ID     Account       Balance       Date        Date       Rate      Rate        Rate       Margin
-------------------------------------------------------------------------------------------------------
 ML146   10216121539      163,028.53   09/01/96    08/01/26    11.125    11.125      17.125       7.250
 ML146   10216127388       88,800.00   12/01/96    11/01/26    10.875    10.875      16.875       8.250
 ML146   10216131371      112,446.10   12/01/96    11/01/26     9.625     9.625      15.625       6.000
 ML146   10216131880       36,983.19   12/01/96    11/01/26     9.875     9.875      15.875       7.000
 ML146   10216134080      108,000.00   12/01/96    11/01/26     9.750     9.750      15.750       5.750
 ML146   10216134081       63,000.00   12/01/96    11/01/26     9.750     9.750      15.750       5.750
 ML146   10216134563       82,300.00   12/01/96    11/01/26    12.125    12.125      18.125       8.250
         --------------------------                          ------------------------------------------
               7          654,557.82                           10.529    10.529      16.529       6.891

                                                                          Page 9
                                  Sale Schedule
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                             Zip        Balance at
Sale ID  Account          Name                     Address                         City         State       Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
ML147  10216118202  BASA ROBERT Q             1384 OLD STONE WAY                SAN JOSE           CA        95132       201,600.00
ML147  10216127207  PACK CHARMAINE BELINDA    137-11 255TH STREET               ROSEDALE           NY        11422       175,000.00
ML147  10216128470  MIRZO KADRI               36 SYLVAN AVENUE                  BERGENFIELD        NJ        07621        69,000.00
ML147  10216130849  ATWI ABDALLAH             5418 MEAD                         DEARBORN           MI        48126        80,700.00
ML147  10216131586  VAVRA JAY M               2516 MAYFAIR AVENUE               WHITE BEAR LAKE    MN        55110        91,200.00
ML147  10216132774  MARTIN JAMES L            4068 ARROWOOD DRIVE               LAS VEGAS          NV        89117       114,750.00
ML147  10216133078  FASSINGER TONY C          8217 CARLISLE DRIVE               HANOVER PARK       IL        60103       134,400.00
ML147  10216134641  KREBS DEBORAH             8253 SOUTH 3200 WEST              WEST JORDAN        UT        84084       104,800.00
ML147  10216134799  RANDLE VALENTINA R        3034 ALBION ROAD                  CLEVELAND          OH        44120        73,600.00
ML147  10216134937  POLIZOS MORFIA            2822 73RD AVENUE                  ELMWOOD PARK       IL        60707       126,400.00
ML147  10216135043  LATREILLE SUSAN MARIE     10775 E BECKER LANE               SCOTTSDALE         AZ        85259       106,250.00
ML147  10216135192  ANTONGIORGI IVAN          1832 MONTICELLO                   CHICAGO            IL        60647        63,000.00
ML147  10216135287  PASQUINI JUDITH ANN       1158 EAST GEDDES AVENUE           LITTLETON          CO        80122       153,000.00
ML147  10216136495  MEYER BONNIE JO           322 LIONEL LANE                   ELIZABETH          CO        80107        97,750.00
ML147  10216136524  FELICIANO JOSE            5615 W. EDDY                      CHICAGO            IL        60634        92,000.00
ML147  10216136574  HART KRISTA MARIA         6315 SE RAYMOND STREET            PORTLAND           OR        97206        97,200.00
ML147  10216136661  DODD WILLIAM F            5030 MONTEBELLO PLACE             COLORADO SPRINGS   CO        80918       106,250.00
ML147  10216136679  LEAMY WILLIAM BLAKE       3107 NE POWDERHORN PLACE          CORVALLIS          OR        97330       100,700.00
ML147  10216136702  E JONES VERNON R          13391 RANDOLPH PLACE              DENVER             CO        80239        68,000.00
       ---------------------------------------                                                                        -------------
            19      Sale Total                                                                                         2,055,600.00


                        Cut-off Date    First                 Initial    Minimum    Maximum
                         Principal     Payment    Maturity   Mortgage   Mortgage   Mortgage      Gross
Sale ID     Account       Balance       Date        Date       Rate      Rate        Rate       Margin
-------------------------------------------------------------------------------------------------------
ML147    10216118202      201,522.01   11/01/96    10/01/26    10.625    10.625      16.625       6.750
ML147    10216127207      174,935.88   12/01/96    11/01/26    10.875    10.875      16.875       8.250
ML147    10216128470       69,000.00   12/01/96    11/01/26     9.625     9.625      15.625       6.750
ML147    10216130849       80,649.84   11/01/96    10/01/26     8.375     8.375      14.375       4.500
ML147    10216131586       91,200.00   12/01/96    11/01/26    11.500    11.500      17.500       7.500
ML147    10216132774      114,700.57   12/01/96    11/01/26    10.125    10.125      16.125       6.500
ML147    10216133078      134,400.00   12/01/96    11/01/26    12.500    11.500      18.500       7.500
ML147    10216134641      104,800.00   12/01/96    11/01/26    11.625    11.625      17.625       8.000
ML147    10216134799       73,600.00   12/01/96    11/01/26    11.625    11.625      17.625       7.500
ML147    10216134937      126,400.00   12/01/96    11/01/26     9.000     8.000      15.000       4.500
ML147    10216135043      106,250.00   12/01/96    11/01/26    11.250    11.250      17.250       7.500
ML147    10216135192       62,977.50   12/01/96    11/01/26    11.000    10.000      17.000       6.000
ML147    10216135287      153,000.00   01/01/97    12/01/26    10.750     9.750      16.750       6.500
ML147    10216136495       97,713.20   12/01/96    11/01/26    10.750     9.750      16.750       6.500
ML147    10216136524       92,000.00   12/01/96    11/01/26    12.000    11.000      18.000       7.250
ML147    10216136574       97,200.00   12/01/96    11/01/26    11.000    10.000      17.000       6.750
ML147    10216136661      106,250.00   01/01/97    12/01/26     9.375     8.375      15.375       5.000
ML147    10216136679      100,700.00   01/01/97    12/01/26    10.625     9.625      16.625       6.000
ML147    10216136702       68,000.00   01/01/97    12/01/26    12.000    11.000      18.000       7.250
         --------------------------                          ------------------------------------------
              19        2,055,299.00                           10.764    10.259      16.764       6.707

                                                                         Page 10
                                  Sale Schedule
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                        Principal
                                                                                                             Zip        Balance at
Sale ID  Account          Name                     Address                         City         State       Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
MLC148 10218000037  RIBAS MANUEL              222 JOCKEY HOLLOW RD              MONROE             CT        06468       148,000.00
MLC148 10218000273  MCSHANE PATRICK           509 CHANDLER LN                   VILLANOVA          PA        19085       198,000.00
MLC148 10218000642  SUMIN EDUARD              8 SNOWDRIFT LANE                  HOWELL             NJ        07731       134,100.00
MLC148 10218000758  WANEES EMIL  G            6804 UTOPIA PKY                   FRESH MEADOWS      NY        11358       134,400.00
MLC148 10218000806  GORDON MARY J             415 SOUTH 3RD AVENUE              MOUNT VERNON       NY        10550       103,500.00
MLC148 10218000830  MIZUNO KEIKO              2 MCKNIGHT DRIVE                  GREAT NECK         NY        11021       488,000.00
MLC148 10218000861  THOMPSON CELESTINE        315 SOUTH 4TH AVENUE              MOUNT VERNON       NY        10550       180,000.00
MLC148 10218000959  PEIRSON RAYMOND L         7 KIMBALL HEIGHTS LANE            LISBON             CT        06351       108,800.00
MLC148 10218001182  WEINSTEIN NEIL            170 PARK AVE                      GARDEN CITY PARK   NY        11040       172,000.00
MLC148 10218001211  SANDERS HELEN M           42 HOPKINS ST                     WOODBURY           NJ        08096        45,500.00
MLC148 10218001268  GARCIA HUGO               3056 81ST ST                      FLUSHING           NY        11370       156,000.00
MLC148 10218001379  LEE SUNG OK               4012 158TH ST                     FLUSHING           NY        11358       217,500.00
MLC148 10218001523  ZYNN ROBERT M             6858 HAPPY HEART LN               COLUMBIA           MD        21045       161,500.00
MLC148 10218001562  MARTINEZ ALAN M           308 52ND ST                       WEST NEW YORK      NJ        07093       110,500.00
MLC148 10218001602  STELTER THOMAS A          2 WILLIAMS RD                     LANDING            NJ        07850       185,725.00
MLC148 10218001696  SATTEL ROBERT K           311 JONESTOWN ROAD                WASHINGTON TWSP    NJ        07882       146,250.00
MLC148 10218001989  JONES WILLIE LEE          215 SCENIC PASS                   FAYETTEVILLE       GA        30215       209,800.00
MLC148 10218002127  KOHUT JOHN G              403 KELLINGTON DR                 EAST WINDSOR       NJ        08520        71,000.00
MLC148 10218002415  TORRES JOSE A             47 EASTON AVE                     WATERBURY          CT        06704        53,900.00
MLC148 10218002820  GUBB DAVID                310 GODWIN AVE                    RIDGEWOOD          NJ        07450       375,000.00
       ---------------------------------------                                                                        ------------
            20      Sale Total                                                                                         3,399,475.00


                        Cut-off Date    First                 Initial    Minimum    Maximum
                         Principal     Payment    Maturity   Mortgage   Mortgage   Mortgage      Gross
Sale ID     Account       Balance       Date        Date       Rate      Rate        Rate       Margin
-------------------------------------------------------------------------------------------------------
MLC148   10218000037      147,812.22   09/01/96    08/01/26    10.250    10.250      16.250       6.250
MLC148   10218000273      195,244.60   09/01/96    08/01/26     9.375     9.375      15.375       6.750
MLC148   10218000642      134,048.13   11/01/96    10/01/26    10.625    10.625      16.625       6.750
MLC148   10218000758      134,400.00   12/01/96    11/01/26    11.875    11.875      17.875       8.250
MLC148   10218000806      103,381.15   11/01/96    10/01/26    10.625    10.625      16.625       6.750
MLC148   10218000830      487,759.96   11/01/96    10/01/26     9.500     9.500      15.500       6.250
MLC148   10218000861      179,913.77   11/01/96    10/01/26     9.625     9.625      15.625       6.000
MLC148   10218000959      108,695.34   10/01/96    09/01/26     9.625     9.625      15.625       5.750
MLC148   10218001182      171,940.50   11/01/96    10/01/26    11.375    11.375      17.375       8.000
MLC148   10218001211       45,474.55   11/01/96    10/01/26    12.125    12.125      18.125       7.750
MLC148   10218001268      155,927.50   11/01/96    10/01/26     9.750     9.750      15.750       5.500
MLC148   10218001379      217,406.32   11/01/96    10/01/26    10.125    10.125      16.125       6.500
MLC148   10218001523      161,500.00   12/01/96    11/01/26    11.125    11.125      17.125       7.250
MLC148   10218001562      110,470.92   11/01/96    10/01/26    12.375    12.375      18.375       8.000
MLC148   10218001602      185,725.00   12/01/96    11/01/26     9.875     9.875      15.875       6.500
MLC148   10218001696      146,176.15   11/01/96    10/01/26     9.375     9.375      15.375       5.750
MLC148   10218001989      209,718.84   11/01/96    10/01/26    10.625    10.625      16.625       6.750
MLC148   10218002127       70,973.99   12/01/96    11/01/26    10.875    10.875      16.875       7.000
MLC148   10218002415       53,900.00   12/01/96    11/01/26    10.500    10.500      16.500       6.750
MLC148   10218002820      375,000.00   12/01/96    11/01/26    11.375    11.375      17.375       7.500
         --------------------------                          ------------------------------------------
              20        3,395,468.94                           10.397    10.397      16.397       6.743

                                 Sale Schedule A
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96

Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                         Principal
                                                                                                              Zip        Balance at
Sale ID     Account       Name                         Address                        City       State        Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
MCL184A  10218000028  VLIET RONALD E            153 LAKEVIEW DR                    COLCHESTER      CT         06415        41,000.00
MCL148A  10218000050  LOMBARDO RICHARD S        56 S DISH MILL RD                  HIGGANUM        CT         06441       130,000.00
MCL148A  10218000059  COOPER RICK W             115 SOUTH OCELOT STREET            DUNKIRK         NY         14048        32,000.00
MCL148A  10218000090  CRUZ PEDRO R              147-31 84TH AVENUE                 JAMAICA         NY         11435       160,000.00
MCL148A  10218000093  LEFEVRE ALAN C            16 MAPLEBROOK LN                   NEW PALTZ       NY         12561        76,500.00
MCL148A  10218000104  BUGGY GLENN M             13 MORTIMER DR                     OLD GREENWICH   CT         06870       391,500.00
MCL148A  10218000140  SILNIK LEONARDO D         66 ROSALIE CT                      EAST MEADOW     NY         11554       153,750.00
MCL148A  10218000154  NIKSA LEWIS               130 RIDER AVE                      SYRACUSE        NY         13207        51,200.00
MCL148A  10218000199  RODRIGUEZ SANTA R         454 TORREY AVENUE                  BRONX           NY         10493       115,600.00
MCL148A  10218000210  SHOCKLEY CRAIG S          1305 LAWSON LN                     DOWNINGTOWN     PA         19335       116,000.00
MCL148A  10218000218  BHATTI NASEER A           785 EDGEGROVE AVE                  STATEN ISLAND   NY         10312       200,000.00
MCL148A  10218000245  TUCKER VINCENT            26 WASHINGTON BLVD                 MOUNT VERNON    NY         10550       104,400.00
MCL148A  10218000253  GUADIANE GEORGE           17 CHURCH ST                       CHATHAM         NY         12037        64,000.00
MCL148A  10218000258  IIDA YASUHISA             2 PRIMEROSE AVENUE                 WHITE PLAINS    NY         10607       196,000.00
MCL148A  10218000267  ENGA DONALD A             331 OXFORD BOULEVARD               GARDEN CITY     NY         11530       255,000.00
MCL148A  10218000284  BEIGELMAN LARISA          91 COUNTRY DRIVE SOUTH             STATEN ISLAND   NY         10314       117,600.00
MCL148A  10218000320  CRUZ NILES R              14 JACKSON PL                      BROOKLYN        NY         11215       120,000.00
MCL148A  10218000397  ROMAN-NEAL MAGALI         562 FREEMAN AVE                    BRENTWOOD       NY         11717       112,000.00
MCL148A  10218000453  RESEK MARTIN JR           20 SPRING STREET                   WAPPINGERS      NY         12590       104,000.00
                                                                                     FALLS
MCL148A  10218000466  NOWAK ANIA                471 UNION AVE                      WOOD RIDGE      NJ         07075       201,750.00
MCL148A  10218000468  BLANCO SONJA S            59 COOKE STREET                    STATEN ISLAND   NY         10314       115,300.00
MCL148A  10218000484  VANDEKIEFT RICHARD        35 GORES DR                        MASTIC          NY         11950        86,000.00
MCL148A  10218000505  SABATINO ROBERT C         99 DALEHAM STREET                  STATEN ISLAND   NY         10308       135,700.00
MCL148A  10218000546  SALAZAR VICTOR            6 STANLEYS WAY                     SOUTHAMPTON     NY         11968       135,800.00
MCL148A  10218000550  RECUPERO LINDA            3 PINE HILL DRIVE                  UPPER SADDLE    NJ         07458       500,000.00
                                                                                     RIVER
MCL148A  10218000556  PAUL MATTHEW              639 EAST 224TH ST                  BRONX           NY         10466       117,000.00
MCL148A  10218000568  ASHIDA KANEMICHI          36 SECOR RD                        SCARSDALE       NY         10583       343,825.00
MCL148A  10218000600  TRENT JAMES E             28 WILDWOOD TRAIL                  RIVERHEAD       NY         11901        94,500.00
MCL148A  10218000627  ORTIZ SANTOS              37 ROBINSON AVENUE                 VALLEY STREAM   NY         11580       153,000.00
MCL148A  10218000653  YATES CHERYL R            12410 APPLECROSS DR                CLINTON         MD         20735       113,400.00
MCL148A  10218000678  MCKEE KATHY H             2 RD POST OFFICE BOX 348           MILLVILLE       PA         17846       117,000.00
MCL148A  10218000690  HARTWELL FREDERICK W      2837 CLARA CIRCLE                  BENSALEM        PA         19020        60,000.00
MCL148A  10218000691  MENDEZ NELLY              630 PINEBROOK BOULEVARD            NEW ROCHELLE    NY         10804       168,000.00
MCL148A  10218000697  KINGSLEY STEVEN T         107 ELEVEN O CLOCK                 WESTON          CT         10028       370,000.00
MCL148A  10218000716  WEISS WILLIAM R           186 TOMS ROAD                      STAMFORD        CT         06906       176,000.00
MCL148A  10218000743  GREEN CLIFFETON           111 SAG HARBOR TURNPIKE            BRIDGEHAMPTON   NY         11932       192,000.00
MCL148A  10218000745  BRENKERT MICHAEL          32 CHARTER ROAD                    SELDEN          NY         11784       117,600.00
MCL148A  10218000756  RUIZ ALVARO               100102 WASHINGTON STREET           PERTH AMBOY     NJ         08861       144,000.00
MCL148A  10218000766  AGUILAR JOSE              164 ROMA AVE                       STATEN ISLAND   NY         10306        88,000.00
MCL148A  10218000776  HANLE ROBERT              152 HIGHVIEW DRIVE                 CLIFTON         NJ         07013       100,000.00
MCL148A  10218000788  CHETTA JILL L             34 SHERIDAN ROAD                   BABYLON         NY         11702       154,000.00
MCL148A  10218000823  SANTILLO JOSEPH           60 READING AVENUE                  STATEN ISLAND   NY         10312       152,150.00
MCL148A  10218000846  KEHOE ANDREW J III        9405 BOOK ROW                      COLUMBIA        MD         21046       185,000.00
MCL148A  10218000904  DERIU PAOLO               2433 STANLEY STREET                NEW BRITAIN     CT         06053       104,000.00
MCL148A  10218000928  SMITH CHESTER R           493 BERKELEY AVENUE                ORANGE          NJ         07050       150,000.00
MCL148A  10218000952  GARSTON PRISCILLA         17 AELFIE'S WAY                    BRIDGEHAMPTON   NY         11932       300,000.00
MCL148A  10218001005  GARCIA JOSEPHINE          451 ADAMS AVENUE                   STATEN ISLAND   NY         10306       162,350.00
MCL148A  10218001015  DEY KEVIN                 3801 HERBERTSVILLE ROAD            POINT PLEASANT  NJ         08742        97,500.00
MCL148A  10218001066  KRUSKY DOROTHEA J         172 PASCACK RD                     PARK RIDGE      NJ         07656       200,000.00
MCL148A  10218001081  GOODMAN JOSEPH P          24 KYLE COURT                      STATEN ISLAND   NY         10312        96,390.00
MCL148A  10218001083  METZLER DREW J            120 JACKSON AVENUE                 HUNTINGTON      NY         11743       146,250.00
MCL148A  10218001086  TRUJILLO DAVID            25 WRIGHT AVENUE                   STATEN ISLAND   NY         10303        94,500.00
MCL148A  10218001091  BUTLER ZELL A             182 JEROME AVENUE                  BURLINGTON      CT         06013       293,250.00
MCL148A  10218001115  FROLICH ROBERT JR         6 HOLLAND BROOK ROAD               WHITEHOUSE      NJ         08809       240,000.00
MCL148A  10218001132  KUFERT ISMAY              190 FREEDOM AVENUE                 STATEN ISLAND   NY         10314       160,000.00
MCL148A  10218001148  RODRIGUEZ ROBINSON        15 ANTHONY TERRACE                 WATERBURY       CT         06708        67,915.00
MCL148A  10218001149  POPPE JOHN                1 PINE STREET                      WALDWICK        NJ         07463       150,000.00
MCL148A  10218001171  VRIES ROGER DE            163 GARDEN AVE                     PARAMUS         NJ         07652       200,000.00
MCL148A  10218001197  DIETERICH GERALD A        131 WEISS TER                      RARITAN         NJ         08869       122,300.00
MCL148A  10218001242  GRANDA EDGAR              99 GRAFTON AVE                     NEWARK          NJ         07104       150,450.00
MCL148A  10218001251  CARNEY JOSEPH P           457 CLINTON AVE                    WYCKOFF         NJ         07481       212,500.00

                        Cut-off Date    First                 Initial    Minimum    Maximum
                         Principal     Payment    Maturity   Mortgage   Mortgage   Mortgage      Gross
Sale ID     Account       Balance       Date        Date       Rate      Rate        Rate       Margin
------------------------------------------------------------------------------------------------------
MCL184A  10218000028        40,934.06  09/01/96   08/01/26      9.125    9.125      15.125       5.250
MCL148A  10218000050       129,715.93  09/01/96   08/01/26      7.625    7.625      13.625       3.750
MCL148A  10218000059        31,868.75  10/01/96   09/01/26     11.500   11.500      17.500       7.250
MCL148A  10218000090       159,845.11  09/01/96   08/01/26     11.500   11.500      17.500       7.250
MCL148A  10218000093        76,430.20  10/01/96   09/01/26      9.875    9.875      15.875       5.750
MCL148A  10218000104       390,962.02  09/01/96   08/01/26      9.875    9.875      15.875       5.750
MCL148A  10218000140       153,393.71  09/01/96   08/01/26      9.375    9.375      15.375       5.250
MCL148A  10218000154        51,148.08  10/01/96   09/01/26      9.375    9.375      15.375       5.250
MCL148A  10218000199       115,557.65  11/01/96   10/01/26     10.875   10.875      16.875       7.250
MCL148A  10218000210       115,868.93  09/01/96   08/01/26     12.125   12.125      18.125       8.500
MCL148A  10218000218       200,000.00  12/01/96   11/01/26     10.125   10.125      16.125       6.250
MCL148A  10218000245       104,359.62  11/01/96   10/01/26     10.625   10.625      16.625       6.750
MCL148A  10218000253        63,950.28  11/01/96   10/01/26     10.625   10.625      16.625       8.000
MCL148A  10218000258       195,855.73  10/01/96   09/01/26     10.875   10.875      16.875       7.250
MCL148A  10218000267       254,884.15  11/01/96   10/01/26      9.875    9.875      15.875       6.250
MCL148A  10218000284       117,498.27  10/01/96   09/01/26     10.125   10.125      16.125       6.250
MCL148A  10218000320       119,911.66  10/01/96   09/01/26     10.875   10.875      16.875       7.250
MCL148A  10218000397       111,897.82  10/01/96   09/01/26      9.875    9.875      15.875       6.000
MCL148A  10218000453       103,914.73  10/01/96   09/01/26     10.375   10.375      16.375       6.500
MCL148A  10218000466       201,750.00  12/01/96   11/01/26     10.875   10.875      16.875       7.000
MCL148A  10218000468       115,223.90  10/01/96   09/01/26     11.375   11.375      17.375       8.500
MCL148A  10218000484        85,946.28  11/01/96   10/01/26     11.625   11.625      17.625       8.000
MCL148A  10218000505       135,582.61  11/01/96   10/01/26     10.125   10.125      16.125       7.250
MCL148A  10218000546       135,800.00  12/01/96   11/01/26      8.375    8.375      14.375       4.500
MCL148A  10218000550       499,275.63  10/01/96   09/01/26      9.625    9.625      15.625       6.000
MCL148A  10218000556       116,954.75  11/01/96   10/01/26     10.625   10.625      16.625       6.750
MCL148A  10218000568       343,557.83  11/01/96   10/01/26     10.625   10.625      16.625       7.000
MCL148A  10218000600        94,418.24  11/01/96   10/01/26     10.125   10.125      16.125       6.250
MCL148A  10218000627       152,935.85  12/01/96   11/01/26     10.250   10.250      16.250       6.250
MCL148A  10218000653       113,353.71  11/01/96   10/01/26     10.375   10.375      16.375       6.750
MCL148A  10218000678       116,946.84  11/01/96   10/01/26      9.875    9.875      15.875       5.750
MCL148A  10218000690        59,963.52  11/01/96   10/01/26     11.750   11.750      17.750       6.750
MCL148A  10218000691       167,829.66  10/01/96   09/01/26      9.375    9.375      15.375       5.250
MCL148A  10218000697       369,621.72  10/01/96   09/01/26     11.250   11.250      17.250       7.250
MCL148A  10218000716       175,943.76  11/01/96   10/01/26     11.500   11.500      17.500       7.250
MCL148A  10218000743       191,858.66  11/01/96   10/01/26     10.875   10.875      16.875       7.250
MCL148A  10218000745       117,534.23  10/01/96   09/01/26     12.125   12.125      18.125       8.500
MCL148A  10218000756       143,934.58  11/01/96   10/01/26      9.875    9.875      15.875       6.250
MCL148A  10218000766        87,975.52  11/01/96   10/01/26     12.125   12.125      18.125       8.500
MCL148A  10218000776        99,899.36  10/01/96   09/01/26      9.375    9.375      15.375       6.750
MCL148A  10218000788       153,880.33  10/01/96   09/01/26     10.625   10.625      16.625       7.000
MCL148A  10218000823       152,097.21  11/01/96   10/01/26     11.125   11.125      17.125       7.250
MCL148A  10218000846       184,935.81  11/01/96   10/01/26     11.125   11.125      17.125       7.500
MCL148A  10218000904       103,952.75  11/01/96   10/01/26      9.875    9.875      15.875       6.250
MCL148A  10218000928       149,928.15  12/01/96   11/01/26      9.625    9.625      15.625       6.750
MCL148A  10218000952       299,771.73  11/01/96   10/01/26      7.375    7.375      13.375       3.750
MCL148A  10218001005       162,267.83  11/01/96   10/01/26      9.375    9.375      15.375       5.500
MCL148A  10218001015        97,500.00  11/01/96   10/01/26     12.125   12.125      18.125       7.750
MCL148A  10218001066       199,904.19  11/01/96   10/01/26      9.625    9.625      15.625       6.000
MCL148A  10218001081        96,390.00  12/01/96   11/01/26     10.875    9.875      16.875       6.250
MCL148A  10218001083       146,163.53  11/01/96   10/01/26     11.875   11.875      17.875       7.750
MCL148A  10218001086        94,463.45  11/01/96   10/01/26     10.625   10.625      16.625       6.750
MCL148A  10218001091       293,130.28  11/01/96   10/01/26     10.375   10.375      16.375       7.500
MCL148A  10218001115       239,925.38  11/01/96   10/01/26     11.625   11.625      17.625       8.000
MCL148A  10218001132       159,861.58  11/01/96   10/01/26     10.125   10.125      16.125       6.250
MCL148A  10218001148        67,893.89  11/01/96   10/01/26     11.625   11.625      17.625       7.750
MCL148A  10218001149       149,920.65  11/01/96   10/01/26     12.375   12.375      18.375       7.750
MCL148A  10218001171       200,000.00  12/01/96   11/01/26      9.125    9.125      15.125       5.500
MCL148A  10218001197       122,300.00  12/01/96   11/01/26      8.875    8.875      14.875       6.250
MCL148A  10218001242       150,450.00  11/01/96   10/01/26      8.625    8.625      14.625       5.500
MCL148A  10218001251       212,430.20  11/01/96   10/01/26     11.375   11.375      17.375       7.750

                                 Sale Schedule A
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96

Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                         Principal
                                                                                                              Zip        Balance at
Sale ID     Account       Name                         Address                        City       State        Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
MCL148A  10218001263  WALLACE CLARENCE JR       907 LURAY PL                       HYATTSVILLE     MD         20783       134,850.00
MCL148A  10218001311  LOPES NORBERTO A          27 MARLBORO ST                     WATERBURY       CT         06705        76,400.00
MCL148A  10218001328  COLUCCIO ANTHONY          187 MERCER ST                      HAMILTON SQ     NJ         08690        93,500.00
MCL148A  10218001441  RYNDERMAN MICHEL          245 CHESTNUT HILL AVE              BRIGHTON        MA         02135       247,500.00
MCL148A  10218001446  GARCIA MIGUEL A           299 HOBART AVE                     HALEDON         NJ         07508       206,550.00
MCL148A  10218001457  MARSHALL GEORGE A         300 COSEY BEACH AVE                EAST HAVEN      CT         06512       140,000.00
MCL148A  10218001483  WOOTEN CYNTHIA            37 ERNA DR                         CORAM           NY         11727        87,380.00
MCL148A  10218001508  PRATT NANCY A             39 GAMMA AVE                       GUILFORD        CT         06437       111,150.00
MCL148A  10218001511  CURCIO JOSEPH             291 BARTLETT AVE                   STATEN ISLAND   NY         10312       100,000.00
MCL148A  10218001532  LLEWELLYN GEORGE          438 HANCOCK AVE                    MOUNT VERNON    NY         10553       195,300.00
MCL148A  10218001606  AVILA YURI                1133 NICHOLAS AVENUE               STRATFORD       CT         06497       109,600.00
MCL148A  10218001645  REMY KATHLEEN             58 MACAULEY AVE                    WATERBURY       CT         06705        65,000.00
MCL148A  10218001650  SYMONETTE DEZRENE COHEN   366 EAST 40TH STREET               PATERSON        NJ         07504       127,000.00
MCL148A  10218001753  RIVERA ANGEL              50 TERRACE DR                      WINDSOR         NY         13865        35,925.00
MCL148A  10218001767  FOSTER MYRTLE M           3632 BRONX BLVD                    BRONX           NY         10467       208,000.00
MCL148A  10218001808  ROMAN JOSE                22 -24 WICKHAM STREET              PASSAIC         NJ         07055        80,000.00
MCL148A  10218001822  AVERY DAVID M             43 LINCOLN RD                      CROMWELL        CT         06416       149,900.00
MCL148A  10218001851  AIARDO ANTHONY            437 BARTON DR                      ORANGE          CT         06477       148,000.00
MCL148A  10218001875  PINOS DARIO               103-33 52ND AVENUE                 CORONA          NY         11368       252,000.00
MCL148A  10218001878  THEO HARRY                116 15TH AVE                       WEST BABYLON    NY         11704       121,500.00
MCL148A  10218001886  JONES OWEN                253 12 CRAFT AVENUE                ROSEDALE        NY         11422       216,000.00
MCL148A  10218001968  CULLEN DENNIS M           81 LUCEY AVENUE                    WEST HAVEN      CT         06516       125,000.00
MCL148A  10218002007  DOWNHAM ROSEMARIE         17 HOFFMAN RD                      MANCHESTER      CT         06040       124,000.00
MCL148A  10218002029  LINE DAVID H              211 RINGGOLD ST                    PEEKSKILL       NY         10566       108,000.00
MCL148A  10218002053  DELORENZO JOSEPH          18 DEERFIELD LN                    MELVILLE        NY         11747        85,000.00
MCL148A  10218002054  BOWE TIMOTHY I            2636 PETTIT ROAD                   PENNSAUKEN      NJ         08109       111,350.00
MCL148A  10218002055  KIM ROBERT                277 ROUTE 5                        FORT LEE        NJ         07024       174,600.00
MCL148A  10218002063  GENTILE EUGENE            154 B 137TH STREET                 BELLE HARBOR    NY         11694       350,000.00
MCL148A  10218002132  FRANCO RICARDO            4327 POINT PLEASANT PIKE           DANBORO         PA         18916       128,000.00
MCL148A  10218002152  TREMBLEY SCOTT            7-9 NICHOLS STREET                 ANSONIA         CT         06401       126,000.00
MCL148A  10218002207  THOMSEN ALAN JR           66 DUTCHER AVE                     PAWLING         NY         12564       180,000.00
MCL148A  10218002253  LUBRANO DOMENICO          304 LENAPE TRL                     TOMS RIVER      NJ         08753       123,200.00
MCL148A  10218002423  LEM BONNIE JEAN           963 PINES TER                      FRANKLIN LAKES  NJ         07417       369,600.00
MCL148A  10218002450  TARTAGLIA STEVEN          1770 WEST 8TH STREET               BROOKLYN        NY         11223       180,000.00
MCL148A  10218002482  BARRINGTON CAMERON        782-784 EAST 24TH STREET           PATERSON        NJ         07504       136,000.00
MCL148A  10218002503  SINGH TAMINDER            153 SOUTH HOPE CHAPEL ROAD         JACKSON         NJ         08527        98,000.00
MCL148A  10218002683  DEVINCENT EDWARD A JR     2251 GARRETT RD                    HANOVER         PA         17331       157,600.00
MCL148A  10218002718  HAHNE WINSTON             1786 BURNETT AVENUE                UNION           NJ         07083        79,050.00
MCL148A  10218002805  BAKER GARY R              526 LARKSPUR LN                    CHAMBERSBURG    PA         17201       148,000.00
MCL148A  10218002841  LINEHAN ELIZABETH         1920 WEST 4TH STREET               CHESTER         PA         19013        25,000.00
MCL148A  10218002862  SCAFIDI ZORA              37 FENNER AVE                      CLIFTON         NJ         07013        97,500.00
         ---------------------------------------                                                                      --------------
             102      Sale Total                                                                                       15,339,435.00

                        Cut-off Date    First                 Initial    Minimum    Maximum
                         Principal     Payment    Maturity   Mortgage   Mortgage   Mortgage      Gross
Sale ID     Account       Balance       Date        Date       Rate      Rate        Rate       Margin
------------------------------------------------------------------------------------------------------
MCL148A  10218001263       134,742.80  12/01/96   11/01/26     10.125   10.125      16.125       6.250
MCL148A  10218001311        76,400.00  12/01/96   11/01/26     10.500   10.500      16.500       6.750
MCL148A  10218001328        93,459.73  11/01/96   10/01/26     10.125   10.125      16.125       7.250
MCL148A  10218001441       247,381.44  11/01/96   10/01/26      9.625    9.625      15.625       5.750
MCL148A  10218001446       206,451.05  11/01/96   10/01/26      9.625    9.625      15.625       6.000
MCL148A  10218001457       139,939.70  11/01/96   10/01/26     10.125   10.125      16.125       6.500
MCL148A  10218001483        87,347.98  11/01/96   10/01/26     10.875   10.875      16.875       7.250
MCL148A  10218001508       111,096.76  11/01/96   10/01/26      9.625    9.625      15.625       5.750
MCL148A  10218001511       100,000.00  12/01/96   11/01/26     11.875   11.875      17.875       8.250
MCL148A  10218001532       195,300.00  12/01/96   11/01/26      9.875    9.875      15.875       5.750
MCL148A  10218001606       109,566.86  11/01/96   10/01/26     11.750   11.750      17.750       7.500
MCL148A  10218001645        65,000.00  12/01/96   11/01/26     12.125   12.125      18.125       8.500
MCL148A  10218001650       126,850.98  10/01/96   09/01/26     10.875   10.875      16.875       7.250
MCL148A  10218001753        35,925.00  12/01/96   11/01/26      9.875    9.875      15.875       6.750
MCL148A  10218001767       208,000.00  12/01/96   11/01/26      9.375    9.375      15.375       5.500
MCL148A  10218001808        79,977.73  11/01/96   10/01/26     12.125   12.125      18.125       8.500
MCL148A  10218001822       149,900.00  12/01/96   11/01/26      9.250    8.250      15.250       5.500
MCL148A  10218001851       147,925.26  11/01/96   10/01/26      9.375    9.375      15.375       5.250
MCL148A  10218001875       251,716.42  11/01/96   10/01/26      8.875    8.875      14.875       6.250
MCL148A  10218001878       121,500.00  12/01/96   11/01/26      9.500    9.500      15.500       5.750
MCL148A  10218001886       216,000.00  12/01/96   11/01/26     10.625   10.625      16.625       6.750
MCL148A  10218001968       124,869.90  11/01/96   10/01/26      9.250    9.250      15.250       5.000
MCL148A  10218002007       123,946.59  12/01/96   11/01/26     10.125   10.125      16.125       6.250
MCL148A  10218002029       108,000.00  12/01/96   11/01/26      8.625    8.625      14.625       5.500
MCL148A  10218002053        85,000.00  12/01/96   11/01/26     10.750    9.750      16.750       6.000
MCL148A  10218002054       111,304.54  12/01/96   11/01/26     10.375   10.375      16.375       6.250
MCL148A  10218002055       174,600.00  12/01/96   11/01/26      9.875    9.875      15.875       5.750
MCL148A  10218002063       350,000.00  12/01/96   11/01/26     10.875   10.875      16.875       7.000
MCL148A  10218002132       128,000.00  12/01/96   11/01/26      9.125    9.125      15.125       6.000
MCL148A  10218002152       125,939.64  12/01/96   11/01/26      9.625    9.625      15.625       6.000
MCL148A  10218002207       180,000.00  12/01/96   11/01/26      9.375    9.375      15.375       5.250
MCL148A  10218002253       123,200.00  12/01/96   11/01/26      9.750    8.750      15.750       5.250
MCL148A  10218002423       369,600.00  12/01/96   11/01/26     10.125   10.125      16.125       6.250
MCL148A  10218002450       180,000.00  12/01/96   11/01/26      9.500    9.500      15.500       5.500
MCL148A  10218002482       136,000.00  12/01/96   11/01/26      9.375    9.375      15.375       5.250
MCL148A  10218002503        98,000.00  12/01/96   11/01/26      9.875    9.875      15.875       6.750
MCL148A  10218002683       157,548.24  12/01/96   11/01/26     11.375   11.375      17.375       7.500
MCL148A  10218002718        79,021.82  12/01/96   11/01/26     11.000   10.000      17.000       6.500
MCL148A  10218002805       148,000.00  12/01/96   11/01/26     10.875   10.875      16.875       8.000
MCL148A  10218002841        25,000.00  12/01/96   11/01/26     10.875   10.875      16.875       7.000
MCL148A  10218002862        97,474.34  12/01/96   11/01/26     12.375   12.375      18.375       7.750
         ----------------------------                          ---------------------------------------
             102        15,331,457.09                          10.236   10.201      16.236       6.483

                                 Sale Schedule A
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96

Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                         Principal
                                                                                                              Zip        Balance at
Sale ID     Account       Name                         Address                        City       State        Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
 MLC149  10218000970  BALLARO LEONARD J SR      220 NEMERGUT DR                    STRATFORD       CT         06497       123,750.00
 MLC149  10218001362  CLEMENT LESLIE            28 SOUTH ROUTE                     NORTH RIVER     NY         12856        60,800.00
 MLC149  10218001674  FIGUEROA ZULLY C          40-54 WARREN STREET                ELMHURST        NY         11373       100,000.00
 MLC149  10218002018  GOMEZ ARTHUR              192 ROOSEVELT ST                   PROVIDENCE      RI         02909        68,720.00
 MLC149  10218002120  COE RICHARD               715 5TH AVE                        EAST NORTHPORT  NY         11731       126,650.00
 MLC149  10218002244  MALOUF IMAD N             113 GREENVALE AVE                  YONKERS         NY         10703       161,100.00
 MLC149  10218002865  NRECAJ NREC               9 ROSA DR                          WHITE PLAINS    NY         10607       292,000.00
 MLC149  10218002986  NIGRO WILLIAM A           1 ISBESTOR STREET                  ALBANY          NY         12205        64,600.00
 MLC149  10218003036  ROGGIO CARMINE            100 COLUMBUS AVE                   WEST BABYLON    NY         11704       118,575.00
 MLC149  10218003447  SHULMAN ROBERT T          41 ANN DRIVE EAST                  FREEPORT        NY         11520       242,250.00
 MLC149  10218003589  BERINI JOHN E             34 LYNDALE CT                      SHIRLEY         NY         11967       182,700.00
 MLC149  10218004187  ESTRADA GERMAN RODRIGUES  119 WEST FOURTH STREET             HOWELL          NJ         07731        81,600.00
 MLC149  10218004357  STRUMMER ADELE            1314 HIGHLAND DR                   BALTIMORE       MD         21239       116,800.00
         ---------------------------------------                                                                      --------------
              13      Sale Total                                                                                        1,739,545.00

                        Cut-off Date    First                 Initial    Minimum    Maximum
                         Principal     Payment    Maturity   Mortgage   Mortgage   Mortgage      Gross
Sale ID     Account       Balance       Date        Date       Rate      Rate        Rate       Margin
------------------------------------------------------------------------------------------------------
 MLC149  10218000970       123,640.06  11/01/96   10/01/26     10.000   10.000      16.000       6.000
 MLC149  10218001362        60,800.00  01/01/97   12/01/26      9.625    8.625      15.625       5.000
 MLC149  10218001674       100,000.00  01/01/97   12/01/26      9.375    9.375      15.375       5.750
 MLC149  10218002018        68,661.67  11/01/96   10/01/26     10.625   10.625      16.625       6.750
 MLC149  10218002120       126,650.00  01/01/97   12/01/26      9.250    9.250      15.250       5.250
 MLC149  10218002244       161,100.00  01/01/97   12/01/26      9.000    9.000      15.000       5.000
 MLC149  10218002865       292,000.00  12/01/96   11/01/26     11.000   11.000      17.000       7.000
 MLC149  10218002986        64,537.87  11/01/96   10/01/26      9.625    9.625      15.625       5.750
 MLC149  10218003036       118,575.00  12/01/96   11/01/26     10.625    9.625      16.625       6.250
 MLC149  10218003447       242,250.00  12/01/96   11/01/26     11.125   11.125      17.125       7.500
 MLC149  10218003589       182,700.00  12/01/96   11/01/26     10.250    9.250      16.250       5.750
 MLC149  10218004187        81,600.00  01/01/97   12/01/26     11.500   10.500      17.500       7.250
 MLC149  10218004357       116,800.00  01/01/97   12/01/26      9.125    9.125      15.125       5.250
         ----------------------------                          ---------------------------------------
              13         1,739,314.60                          10.220    9.964      16.220       6.200

                                 Sale Schedule A
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96

Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                         Principal
                                                                                                              Zip        Balance at
Sale ID     Account       Name                         Address                        City       State        Code      Origination
------------------------------------------------------------------------------------------------------------------------------------

MLC149A  10218000982  NAUGHTON PETER T SR       239 GREENWOOD AVENUE               GLOUCESTER CITY NJ         08030        67,500.00
MLC149A  10218001000  GIGLIO ANDREW             68-01 60TH AVENUE                  MASPETH         NY         11478       125,200.00
MLC149A  10218001609  RIVERA FILOGONIO J        274 HALE ST                        NEW BRUNSWICK   NJ         08901       134,000.00
MLC149A  10218001844  SCOTT KARL                1230 CAFFREY AVE                   FAR ROCKAWAY    NY         11691       140,000.00
MLC149A  10218002137  LYMAN CHARLES E IV        65 LONG HILL RD                    DEEP RIVER      CT         06417       208,800.00
MLC149A  10218002387  PRINGLEY HENRY SR         112 MONROE ST                      ROSELLE         NJ         07203       116,200.00
MLC149A  10218002563  MARTINEZ ALBERTO          200 REDMOND ST                     NEW BRUNSWICK   NJ         08901       106,200.00
MLC149A  10218002900  YEAGER TOMMIE LEE         21 SUNSET RD                       NORTH BRANFORD  CT         06471        20,000.00
MLC149A  10218003057  MACLISE JEWETT LANGDON    18 FAIR ST APT 4                   GUILFORD        CT         06437        90,000.00
MLC149A  10218003058  KURZWEIL SCOTT R          131 SNAKE DEN RD                   RINGWOOD        NJ         07456        60,000.00
MLC149A  10218003103  DELUCIA ANTONIO           237 COSEY BEACH AVE                EAST HAVEN      CT         06512        59,200.00
MLC149A  10218003136  SCHMERLER ROBERT L        166 PIERCE ST                      STATEN ISLAND   NY         10304        79,450.00
MLC149A  10218003141  KRAFT KELLY E             105-107 WALL STREET                WATERBURY       CT         06705        57,630.00
MLC149A  10218003258  KING ALAN B               4 BRICK SCHOOL RD                  WARREN          CT         06754       143,910.00
MLC149A  10218003317  AIKEN BEN                 1121 WOODCREST AVE                 RIVERHEAD       NY         11901       108,000.00
MLC149A  10218003371  RAWLINGS VINCENT E SR     9798 HOWES ROAD                    DUNKIRK         MD         20754        80,000.00
MLC149A  10218003497  BELHSEINE RACHID          28 DEERFIELD RD                    PARSIPPANY      NJ         07054       180,000.00
MLC149A  10218003663  PARISI ESTHER FIORE       207 NICHOLAS AVENUE                STATEN ISLAND   NY         10302        79,200.00
MLC149A  10218003709  BURGESS BRYAN             159 DIVISION STREET                SHELTON         CT         06484        75,000.00
MLC149A  10218004125  WARR RICHARD L            282 HARRY WELLS RD                 SAUGERTIES      NY         12477       151,200.00
MLC149A  10218004258  BARBOSA SHIRLEY           1 SAG HARBOR TURNPIKE              BRIDGEHAMPTON   NY         11932       125,000.00
MLC149A  10218004376  BRABHAM BETTY             1139 SAINT MARKS AVE               BROOKLYN        NY         11213       144,500.00
MLC149A  10218004516  SWITLICK STEVEN R         1057 PEACH ORCHARD LN              BRUNSWICK       MD         21716        62,000.00
         ---------------------------------------                                                                      --------------
              23      Sale Total                                                                                        2,412,990.00

                        Cut-off Date    First                 Initial    Minimum    Maximum
                         Principal     Payment    Maturity   Mortgage   Mortgage   Mortgage      Gross
Sale ID     Account       Balance       Date        Date       Rate      Rate        Rate       Margin
------------------------------------------------------------------------------------------------------
MLC149A  10218000982        67,476.58  11/01/96   10/01/26     11.125   11.125      17.125       7.500
MLC149A  10218001000       125,200.00  12/01/96   11/01/26     10.125   10.125      16.125       6.500
MLC149A  10218001609       133,924.88  11/01/96   10/01/26      8.875    8.875      14.875       5.000
MLC149A  10218001844       140,000.00  01/01/97   12/01/26      8.375    8.375      14.375       4.750
MLC149A  10218002137       208,800.00  12/01/96   11/01/26     11.250   10.250      17.250       6.875
MLC149A  10218002387       116,200.00  12/01/96   11/01/26      9.875    9.875      15.875       6.625
MLC149A  10218002563       106,200.00  12/01/96   11/01/26      9.875    9.875      15.875       5.750
MLC149A  10218002900        20,000.00  01/01/97   12/01/26     12.625   11.625      18.625       7.875
MLC149A  10218003057        89,964.23  12/01/96   11/01/26     10.500    9.500      16.500       6.250
MLC149A  10218003058        60,000.00  12/01/96   11/01/26     10.375   10.375      16.375       6.000
MLC149A  10218003103        59,200.00  12/01/96   11/01/26     11.875   11.875      17.875       8.250
MLC149A  10218003136        79,450.00  12/01/96   11/01/26     10.000   10.000      16.000       6.250
MLC149A  10218003141        57,630.00  01/01/97   12/01/26      9.750    8.750      15.750       5.500
MLC149A  10218003258       143,851.25  12/01/96   11/01/26     10.375   10.375      16.375       6.750
MLC149A  10218003317       108,000.00  12/01/96   11/01/26     10.875   10.875      16.875       8.125
MLC149A  10218003371        80,000.00  12/01/96   11/01/26      9.750    9.750      15.750       6.000
MLC149A  10218003497       180,000.00  01/01/97   12/01/26     10.250    9.250      16.250       5.750
MLC149A  10218003663        79,200.00  01/01/97   12/01/26      9.625    9.625      15.625       6.000
MLC149A  10218003709        75,000.00  12/01/96   11/01/26     10.625   10.625      16.625       7.000
MLC149A  10218004125       151,200.00  12/01/96   11/01/26      9.375    9.375      15.375       5.750
MLC149A  10218004258       125,000.00  01/01/97   12/01/26      8.625    8.625      14.625       5.500
MLC149A  10218004376       144,456.30  12/01/96   11/01/26     11.750   10.750      17.750       7.500
MLC149A  10218004516        62,000.00  01/01/97   12/01/26      8.125    8.125      14.125       4.500
         ----------------------------                          ---------------------------------------
              23         2,412,753.24                          10.093    9.802      16.093       6.273

                                 Sale Schedule A
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96

Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                         Principal
                                                                                                              Zip        Balance at
Sale ID     Account       Name                         Address                        City       State        Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
 ML150   10216130477  PORTER DOROTHY J          4026 NORTH PARK AVENUE             WARREN          OH         44483        60,000.00
 ML150   10216132275  KOLVEK DAVID              507 SOUTH 5TH STREET               READING         PA         19602        22,400.00
 ML150   10216134339  STONE VELVA               7470 JORDAN STREET SE              SALEM           OR         97301       246,900.00
 ML150   10216135631  DELANEY LELA M            9952 S. UNION                      CHICAGO         IL         60628        69,000.00
         ---------------------------------------                                                                      --------------
               4      Sale Total                                                                                          398,300.00

                        Cut-off Date    First                 Initial    Minimum    Maximum
                         Principal     Payment    Maturity   Mortgage   Mortgage   Mortgage      Gross
Sale ID     Account       Balance       Date        Date       Rate      Rate        Rate       Margin
------------------------------------------------------------------------------------------------------
 ML150   10216130477        60,000.00  01/01/97   12/01/26     10.000   10.000      16.000       6.000
 ML150   10216132275        22,400.00  12/01/96   11/01/26     11.250   11.250      17.250       7.250
 ML150   10216134339       246,900.00  12/01/96   11/01/26     11.625   11.625      17.625       8.000
 ML150   10216135631        69,000.00  12/01/96   11/01/26     10.000   10.000      16.000       6.000
         ----------------------------                          ---------------------------------------
               4           398,300.00                          11.078   11.078      17.078       7.310

                                 Sale Schedule A
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96

Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                         Principal
                                                                                                              Zip        Balance at
Sale ID     Account       Name                         Address                        City       State        Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
 ML151   10216127044  LAPP STEPHEN L            72 S BELMONT ROAD LOT #1           PARADISE        PA         17562        92,225.00
 ML151   10216127609  SAMPSON TRACY P           G-3176 S. GENESEE                  BURTON          MI         48519        69,700.00
 ML151   10216130122  BURDEN THOMAS A JR        791-797 WASHINGTON BLVD            BANGOR          PA         18013        50,000.00
 ML151   10216131852  HAUSLE STEVEN D           23444 SKYVIEW TERRACE              LOS GATOS       CA         95030       400,000.00
 ML151   10216132119  AHMAD ADEL                7718 NECKEL                        DEARBORN        MI         48126        68,000.00
 ML151   10216132336  KIRK EARL R               10448 SOUTH ROSEWOOD WAY           MOLALLA         OR         97038       195,000.00
 ML151   10216133044  TUNNELL VERNON R JR       10526 NE KLICKITAT STREET          PORTLAND        OR         97220       123,200.00
 ML151   10216134069  KASCHAK JOHN H            10560 RIVER EDGE DRIVE             PARMA           OH         44130        99,400.00
 ML151   10216134344  FLEISCHER RICHELLE B      5988 SOUTH LODER DRIVE             SALT LAKE CITY  UT         84118        76,000.00
 ML151   10216134698  GARCIA JOSE A             1339 SOUTH 18TH STREET             HARRISBURG      PA         17104        51,000.00
 ML151   10216135158  YESENSKI FRANKLIN A       4175 N 16TH DRIVE                  PHOENIX         AZ         85015        72,000.00
 ML151   10216135228  SALEH KODOR               7020 STEADMAN                      DEARBORN        MI         48126        93,500.00
 ML151   10216135505  MENTA BERNARD A           1281 BARCLAY CRESCENT              YARDLEY         PA         19067       119,600.00
 ML151   10216135506  MENTA BERNARD A           1422 WOLF STREET                   PHILADELPHIA    PA         19145        38,400.00
 ML151   10216135507  MENTA BERNARD A           1000 SOUTH 2ND STREET              PHILADELPHIA    PA         19107        57,000.00
 ML151   10216135555  BARKMEYER ERIC            201 ANDERSON ROAD                  TELLURIDE       CO         81435       542,500.00
 ML151   10216135585  BORNHOLDT ROBERT M        173 S TIAGO DRIVE                  GILBERT         AZ         85234       104,800.00
 ML151   10216135639  JAMES GARY A              217 MASON STREET                   CALUMET CITY    IL         60409        76,500.00
 ML151   10216135645  COTE LINDA M              5480 BRUNSWICK                     WATERFORD       MI         48328        46,200.00
 ML151   10216135647  THORNBERRY MARK           2220 JONES RD                      WATERFORD       MI         48327        89,600.00
 ML151   10216135774  EUBANKS CLAUDE L          560 PINECREST ROAD                 MACON           GA         31204       116,550.00
 ML151   10216135800  BENTLEY JOHN S            4619 NORTH 54TH DRIVE              PHOENIX         AZ         85031        42,700.00
 ML151   10216135801  BENTLEY JOHN S            4538 NORTH 53RD AVENUE             PHOENIX         AZ         85031        42,700.00
 ML151   10216136136  BROCK KEVIN C             9923 SOUTH FLINT DRIVE             SANDY           UT         84094       127,415.00
 ML151   10216136269  DANIELS MARK S            23008 75TH AVE SE                  WOODINVILLE     WA         98072       135,000.00
 ML151   10216136516  KENNEDY STEPHEN J         118 N. PARKSIDE                    GLEN ELLYN      IL         60137       324,000.00
 ML151   10216136618  LIST DEBORAH SUE          3757 TELLURIDE CIRCLE              BOULDER         CO         80303       125,300.00
 ML151   10216136801  HIMOUDA MAHMOUD I         3305 SOUTH EL SERRITO DRIVE        SALT LAKE CITY  UT         84109        99,750.00
 ML151   10216136854  CAPATINA IOAN             3631 SE 23RD STREET                GRESHAM         OR         97080       119,000.00
 ML151   10216136868  STINEMAN LORRAINE L       5455 DEL REY DRIVE                 COLORADO        CO         80918       113,050.00
                                                                                     SPRINGS
 ML151   10216137036  LAZERUS CRAIG             8922 SOUTH FAIR WAY                WEST JORDAN     UT         84088       178,500.00
 ML151   10216137062  LOCHRIDGE JAMES A         230 JAMES STREET                   STEAMBOAT       CO         80487       201,600.00
                                                                                     SPRINGS
 ML151   10216137314  MCCRORY JAMES B           2196 FLINTWOOD DRIVE               COLORADO        CO         80910        68,000.00
                                                                                     SPRINGS
         ---------------------------------------                                                                      --------------
              33      Sale Total                                                                                        4,158,190.00

                        Cut-off Date    First                 Initial    Minimum    Maximum
                         Principal     Payment    Maturity   Mortgage   Mortgage   Mortgage      Gross
Sale ID     Account       Balance       Date        Date       Rate      Rate        Rate       Margin
------------------------------------------------------------------------------------------------------
 ML151   10216127044        92,225.00  12/01/96   11/01/26     10.875   10.875      16.875       7.500
 ML151   10216127609        69,588.09  12/01/96   11/01/26     10.125   10.125      16.125       6.250
 ML151   10216130122        49,974.76  11/01/96   10/01/26      9.375    9.375      15.375       6.500
 ML151   10216131852       400,000.00  12/01/96   11/01/26      8.125    8.125      14.125       4.500
 ML151   10216132119        67,963.81  11/01/96   10/01/26      9.125    9.125      15.125       5.000
 ML151   10216132336       195,000.00  01/01/97   12/01/26      8.125    8.125      14.125       4.500
 ML151   10216133044       123,200.00  01/01/97   12/01/26     10.625   10.625      16.625       7.000
 ML151   10216134069        99,400.00  01/01/97   12/01/26      9.000    8.000      15.000       4.500
 ML151   10216134344        76,000.00  01/01/97   12/01/26      8.750    7.750      14.750       4.500
 ML151   10216134698        51,000.00  01/01/97   12/01/26     10.625    9.625      16.625       7.250
 ML151   10216135158        72,000.00  12/01/96   11/01/26      9.375    9.375      15.375       5.750
 ML151   10216135228        93,500.00  12/01/96   11/01/26      8.375    8.375      14.375       4.500
 ML151   10216135505       119,600.00  12/14/96   11/14/26     11.500   11.500      17.500       6.000
 ML151   10216135506        38,400.00  12/14/96   11/14/26     11.500   11.500      17.500       6.000
 ML151   10216135507        57,000.00  12/14/96   11/14/26     11.500   11.500      17.500       6.000
 ML151   10216135555       542,500.00  01/01/97   12/01/26      9.500    8.500      15.500       5.250
 ML151   10216135585       104,800.00  01/01/97   12/01/26      8.625    8.625      14.625       5.000
 ML151   10216135639        76,394.36  11/01/96   10/01/26      7.875    7.875      13.875       6.250
 ML151   10216135645        46,179.01  12/01/96   11/01/26      9.875    9.875      15.875       5.750
 ML151   10216135647        89,600.00  01/01/97   12/01/26      9.250    8.250      15.250       5.500
 ML151   10216135774       116,550.00  12/01/96   11/01/26      9.375    9.375      15.375       6.750
 ML151   10216135800        42,700.00  12/01/96   11/01/26     10.500    9.500      16.500       6.250
 ML151   10216135801        42,700.00  12/01/96   11/01/26     10.500    9.500      16.500       6.250
 ML151   10216136136       127,415.00  01/01/97   12/01/26     11.750   10.750      17.750       7.500
 ML151   10216136269       135,000.00  01/01/97   12/01/26     10.750    9.750      16.750       6.500
 ML151   10216136516       324,000.00  01/01/97   12/01/26      9.625    8.625      15.625       5.000
 ML151   10216136618       125,300.00  01/01/97   12/01/26      8.750    7.750      14.750       4.500
 ML151   10216136801        99,750.00  01/01/97   12/01/26      9.500    8.500      15.500       5.250
 ML151   10216136854       119,000.00  01/01/97   12/01/26     10.750    9.750      16.750       6.500
 ML151   10216136868       113,050.00  01/01/97   12/01/26     10.125   10.125      16.125       5.250
 ML151   10216137036       178,500.00  01/01/97   12/01/26     11.625   10.625      17.625       7.250
 ML151   10216137062       201,600.00  01/01/97   12/01/26      8.625    8.625      14.625       5.000
 ML151   10216137314        68,000.00  01/01/97   12/01/26     10.625    9.625      16.625       6.250
         ----------------------------                          ---------------------------------------
              33         4,157,890.03                           9.615    9.104      15.615       5.574

                                 Sale Schedule A
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96

Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                         Principal
                                                                                                              Zip        Balance at
Sale ID     Account       Name                         Address                        City       State        Code      Origination
------------------------------------------------------------------------------------------------------------------------------------

 MLC152  10218001423  HEMBERGER CHARLES G JR    683685 STONY HILL RD               YARDLEY         PA         19067       150,000.00
 MLC152  10218001564  SALHANY ROBERT            236 DOANE AVE                      STATEN ISLAND   NY         10308       131,250.00
 MLC152  10218001876  CASTALDI LOUIS            90 LAKESIDE LANE                   WESTHAMPTON     NY         11977       310,000.00
 MLC152  10218001917  SELLITTI LESTER B         408 WASHINGTON ST                  TOMS RIVER      NJ         08753       130,500.00
 MLC152  10218002798  RAMIREZ CARLOS M          33 TERRY PL                        BRIDGEPORT      CT         06606       130,500.00
 MLC152  10218003129  JONES WILLIAM             19 LONGVIEW DR                     BRIDGETON       NJ         08302        55,000.00
 MLC152  10218003176  GREEFF ROBERT S           5 HILLCREST PL                     NORWALK         CT         06850       259,000.00
 MLC152  10218003420  SCARBOROUGH THOMAS        651 NEW JERSEY AVENUE              BROOKLYN        NY         11207       122,500.00
 MLC152  10218003685  ZAGYI PAUL M              26 MIELE PL                        SUMMIT          NJ         07901       202,500.00
 MLC152  10218003792  HARRIS AUDREY             215 CHESTNUT ST                    MOUNT HOLLY     NJ         08060        70,000.00
 MLC152  10218004380  PATEL MAHENDRA K          63-64 110TH STREET                 FOREST HILLS    NY         11375       207,000.00
 MLC152  10218004538  DEFELICE DENISE M         162 SOUTH END RD                   EAST HAVEN      CT         06512        51,000.00
         ---------------------------------------                                                                      --------------
              12      Sale Total                                                                                        1,819,250.00

                        Cut-off Date    First                 Initial    Minimum    Maximum
                         Principal     Payment    Maturity   Mortgage   Mortgage   Mortgage      Gross
Sale ID     Account       Balance       Date        Date       Rate      Rate        Rate       Margin
------------------------------------------------------------------------------------------------------
 MLC152  10218001423       150,000.00  12/01/96   11/01/26      9.875    9.875      15.875       5.750
 MLC152  10218001564       131,193.47  12/01/96   11/01/26     10.125   10.125      16.125       6.000
 MLC152  10218001876       310,000.00  12/01/96   11/01/26     11.500   11.500      17.500       7.750
 MLC152  10218001917       130,440.72  12/01/96   11/01/26      9.875    9.875      15.875       6.750
 MLC152  10218002798       130,500.00  12/01/96   11/01/26      9.750    9.750      15.750       5.750
 MLC152  10218003129        55,000.00  01/01/97   12/01/26      9.125    9.125      15.125       5.500
 MLC152  10218003176       259,000.00  12/01/96   11/01/26      9.875    9.875      15.875       7.000
 MLC152  10218003420       122,500.00  01/01/97   12/01/26     10.125   10.125      16.125       6.500
 MLC152  10218003685       202,500.00  12/04/96   11/04/26      8.750    7.750      14.750       4.500
 MLC152  10218003792        70,000.00  01/01/97   12/01/26     12.125   12.125      18.125       7.750
 MLC152  10218004380       207,000.00  01/01/97   12/01/26     10.750    9.750      16.750       6.750
 MLC152  10218004538        50,981.32  12/01/96   11/01/26     10.875    9.875      16.875       7.000
         ----------------------------                          ---------------------------------------
              12         1,819,115.51                          10.244    9.991      16.244       6.488

                                 Sale Schedule A
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96

Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                         Principal
                                                                                                              Zip        Balance at
Sale ID     Account       Name                         Address                        City       State        Code      Origination
------------------------------------------------------------------------------------------------------------------------------------

 ML154   10216132066  BENSON PAUL               11440 S 35TH AVE                   LAVEEN          AZ         85339        64,600.00
 ML154   10216134272  MAJED YOUSSEF             6871 METTETAL                      DETROIT         MI         48228        25,600.00
 ML154   10216134669  MUSIL ARTHUR DALE         G-3302 HUGGINS                     FLINT           MI         48506        68,000.00
 ML154   10216134798  KIMBLE CHERYL L           20744 EHLERT                       WARREN          MI         48089        43,800.00
 ML154   10216135204  GIANNOPOULOUS GEORGE      124 FLORA AVENUE                   GLENVIEW        IL         60025       196,000.00
 ML154   10216135209  GULLEY-GRANT JUANITA      3039 WEST LEXINGTON STREET         CHICAGO         IL         60612        91,000.00
 ML154   10216135381  HASSAN-SHAHIN SAFAA       1601 S. MAPLE                      ANN ARBOR       MI         48103       112,500.00
 ML154   10216135765  LUNDSTROM RICHARD F       10855 SW 64TH AVENUE               PORTLAND        OR         97219        89,250.00
 ML154   10216135828  ANTHONY DELORES           4850 WEST VAN BUREN STREET         CHICAGO         IL         60644        26,000.00
 ML154   10216135836  MORROW TONI M             282 BELDEN AVENUE                  GLENDALE        IL         60139       103,200.00
                                                                                     HEIGHTS
 ML154   10216136110  BIRNIE TRACY D            11602 N 85TH STREET                SCOTTSDALE      AZ         85260       120,000.00
 ML154   10216136125  PEEPLES RANDY LEE         1321 WHIPPOORWILL FARM ROAD        JOHNS ISLAND    SC         29455       119,500.00
 ML154   10216136498  MAKIN EARLE F JR          2565 FLAGSTONE DRIVE               SAN JOSE        CA         95132       224,000.00
 ML154   10216136645  BEYDOUN ABDUL-AZIZ        7309 WARWICK                       DETROIT         MI         48228        54,000.00
 ML154   10216136685  SPRINGER GREGG E          122 RIVERBEND DRIVE                CRESTED BUTTE   CO         81224       246,000.00
 ML154   10216136711  LEGG RACHEL               1817 SOUTH EIGHTH STREET           COLORADO        CO         80906       131,400.00
                                                                                     SPRINGS
 ML154   10216136925  STRINGFELLOW SAMUEL K     5316 WEST CREEDANCE BLVD           GLENDALE        AZ         85310       250,000.00
 ML154   10216136955  STOOPS RICHARD M          621 HILMAR STREET                  SANTA CLARA     CA         95050       332,000.00
 ML154   10216136974  NILSSON GLENN A           6503 URBAN STREET                  ARVADA          CO         80004       120,500.00
 ML154   10216137294  NEMEH LAILA               7250 ISHNALA DRIVE                 PALOS HEIGHTS   IL         60463       210,000.00
 ML154   10216137316  PETERSON ROBERT R         10567 CHAUTAUGA MOUNTAIN           LITTLETON       CO         80127       162,000.00
 ML154   10216137422  AL-KAABI HAMID            7402 ABINGTON                      DETROIT         MI         48228        55,800.00
 ML154   10216137459  ROBERTS GARY C            1237 SOUTH DREW WAY                LAKEWOOD        CO         80232       117,000.00
 ML154   10216137504  KELLEY MICHAEL G          196 SUNLIGHT DRIVE                 DILLON          CO         80435       149,600.00
 ML154   10216137538  ALLAMY ALI                7505-07 KENTUCKY                   DEARBORN        MI         48126        94,500.00
 ML154   10216137617  CURCIC MICO               1307 BALDWIN COURT, UNIT 2B        PALATINE        IL         60067        21,000.00
 ML154   10216137765  ESSER GERALD W            23002 19TH AVENUE NE               ARLINGTON       WA         98223       102,500.00
 ML154   10216137814  SALERNO MARCO             323 WEST SCHILLER #1E              CHICAGO         IL         60610       195,000.00
 ML154   10216137822  SIELER ELIZABETH B        236 SCHOOL                         CLAWSON         MI         48017        54,200.00
 ML154   10216137832  AL-BIDHAWI ABDULRIDHA     6528 NECKEL                        DEARBORN        MI         48126        77,400.00
 ML154   10216137881  SALAZAR GUSTAVO           602 EAST MISSOURI AVENUE           PHOENIX         AZ         85012       200,000.00
 ML154   10216137951  THAYER JOHN E             5732 SOUTH WILDERLAND LANE         SALT LAKE CITY  UT         84118        84,000.00
 ML154   10216138126  KEARNEY M PAMELA          19740 SPRING RIDGE DRIVE           WEST LINN       OR         97068       225,000.00
         ---------------------------------------                                                                      --------------
              33      Sale Total                                                                                        4,165,350.00

                        Cut-off Date    First                 Initial    Minimum    Maximum
                         Principal     Payment    Maturity   Mortgage   Mortgage   Mortgage      Gross
Sale ID     Account       Balance       Date        Date       Rate      Rate        Rate       Margin
------------------------------------------------------------------------------------------------------
 ML154   10216132066        64,600.00  01/01/97   12/01/26     10.875   10.875      16.875       7.250
 ML154   10216134272        25,600.00  12/01/96   11/01/26      8.625    8.625      14.625       4.500
 ML154   10216134669        68,000.00  01/01/97   12/01/26      9.000    8.000      15.000       4.500
 ML154   10216134798        43,800.00  12/01/96   11/01/26     11.000   11.000      17.000       7.000
 ML154   10216135204       196,000.00  01/01/97   12/01/26     12.500   11.500      18.500       7.500
 ML154   10216135209        91,000.00  12/01/96   11/01/26      8.750    7.750      14.750       4.750
 ML154   10216135381       112,500.00  12/01/96   11/01/26     10.500    9.500      16.500       5.750
 ML154   10216135765        89,250.00  01/01/97   12/01/26     10.750    9.750      16.750       6.500
 ML154   10216135828        26,000.00  12/01/96   11/01/26     11.000   10.000      17.000       6.000
 ML154   10216135836       103,200.00  12/01/96   11/01/26     11.500   11.500      17.500       7.500
 ML154   10216136110       120,000.00  01/01/97   12/01/26      8.625    8.625      14.625       5.000
 ML154   10216136125       119,500.00  12/01/96   11/01/26      7.375    7.375      13.375       3.750
 ML154   10216136498       224,000.00  01/01/97   12/01/26     11.000   10.000      17.000       6.750
 ML154   10216136645        54,000.00  01/01/97   12/01/26      9.625    9.625      15.625       5.750
 ML154   10216136685       246,000.00  01/01/97   12/01/26      8.125    8.125      14.125       4.500
 ML154   10216136711       131,400.00  01/01/97   12/01/26     10.000    9.000      16.000       5.750
 ML154   10216136925       250,000.00  01/01/97   12/01/26     10.750    9.750      16.750       6.500
 ML154   10216136955       332,000.00  01/01/97   12/01/26      8.750    7.750      14.750       4.500
 ML154   10216136974       120,500.00  01/01/97   12/01/26     10.000    9.000      16.000       5.750
 ML154   10216137294       210,000.00  01/01/97   12/01/26     10.750    9.750      16.750       7.000
 ML154   10216137316       162,000.00  01/01/97   12/01/26      9.375    9.375      15.375       5.750
 ML154   10216137422        55,800.00  01/01/97   12/01/26      9.625    9.625      15.625       5.750
 ML154   10216137459       117,000.00  01/01/97   12/01/26      9.625    8.625      15.625       5.000
 ML154   10216137504       149,600.00  01/01/97   12/01/26      9.250    8.250      15.250       5.250
 ML154   10216137538        94,500.00  01/01/97   12/01/26      9.625    9.625      15.625       5.750
 ML154   10216137617        21,000.00  01/01/97   12/01/26     12.125   11.125      18.125       6.750
 ML154   10216137765       102,500.00  01/01/97   12/01/26      8.625    8.625      14.625       5.250
 ML154   10216137814       195,000.00  01/01/97   12/01/26      8.375    8.375      14.375       4.750
 ML154   10216137822        54,200.00  01/01/97   12/01/26     10.000    9.000      16.000       5.500
 ML154   10216137832        77,400.00  01/01/97   12/01/26      9.625    9.625      15.625       5.750
 ML154   10216137881       200,000.00  01/01/97   12/01/26     10.000    9.000      16.000       5.750
 ML154   10216137951        84,000.00  01/01/97   12/01/26     10.125   10.125      16.125       6.750
 ML154   10216138126       225,000.00  01/01/97   12/01/26      9.500    8.500      15.500       5.250
         ----------------------------                          ---------------------------------------
              33         4,165,350.00                           9.763    9.135      15.763       5.686

                                 Sale Schedule A
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96

Alliance Funding Company
A division of Superior Bank FSB

                                                                                                                         Principal
                                                                                                              Zip        Balance at
Sale ID     Account       Name                         Address                        City       State        Code      Origination
------------------------------------------------------------------------------------------------------------------------------------

 MLC155  10218000863  VANMOL TERESA L           26 WILLIS STREET                   PLAINVILLE      CT         06062       125,600.00
 MLC155  10218002559  GERAINE MICHAEL           39 SOUTH CLINTON AVENUE            BAY SHORE       NY         11706       108,000.00
 MLC155  10218002582  VARGAS MANUEL             7017 31ST AVE                      FLUSHING        NY         11370       244,800.00
 MLC155  10218002634  WALKER KEVIN              1128 DECATUR ST                    BROOKLYN        NY         11207       128,000.00
 MLC155  10218003191  TAYLOR RANDOLPH           31 CAMELOT CT                      PISCATAWAY      NJ         08854       149,500.00
 MLC155  10218003330  VITALE ANTHONY            49 OLD CHESTER ROAD                PEAPACK         NJ         07977       328,000.00
 MLC155  10218003588  YOUNG ROGER Y             99 VICTORIA TER                    GOSHEN          NY         10924       207,400.00
 MLC155  10218004245  TAM KWOK S                726 68TH STREET                    BROOKLYN        NY         11220       188,000.00
 MLC155  10218004410  CARTER JAMES H            260 FAIRMOUNT RD                   LONG VALLEY     NJ         07853       200,000.00
 MLC155  10218004727  SCARBOROUGH THOMAS        134-48 175 STREET                  SPRINGFIELD     NY         11434        27,500.00
         ---------------------------------------                                                                      --------------
              10      Sale Total                                                                                        1,706,800.00
             352      Total with Merrill Lynch                                                                         46,236,152.00
             455      Grand Total                                                                                      60,106,188.00

                        Cut-off Date    First                 Initial    Minimum    Maximum
                         Principal     Payment    Maturity   Mortgage   Mortgage   Mortgage      Gross
Sale ID     Account       Balance       Date        Date       Rate      Rate        Rate       Margin
------------------------------------------------------------------------------------------------------
 MLC155  10218000863       125,488.06  10/01/96   09/01/26     11.875   11.875      17.875       8.250
 MLC155  10218002559       107,942.53  12/01/96   11/01/26      9.125    9.125      15.125       5.000
 MLC155  10218002582       244,576.64  11/01/96   10/01/26      9.875    9.875      15.875       6.000
 MLC155  10218002634       128,000.00  12/01/96   11/01/26     12.250   12.250      18.250       8.375
 MLC155  10218003191       149,500.00  01/01/97   12/01/26     11.250   11.250      17.250       7.750
 MLC155  10218003330       328,000.00  01/01/97   12/01/26     10.500    9.500      16.500       6.250
 MLC155  10218003588       207,400.00  01/01/97   12/01/26     10.375   10.375      16.375       7.750
 MLC155  10218004245       188,000.00  01/01/97   12/01/26     11.625   11.625      17.625       8.000
 MLC155  10218004410       200,000.00  01/01/97   12/01/26     10.375    9.375      16.375       6.000
 MLC155  10218004727        27,500.00  01/01/97   12/01/26      9.875    9.875      15.875       6.250
         ----------------------------                          ---------------------------------------
              10         1,706,407.23                          10.706   10.396      16.706       6.919
             352        46,220,241.40                          10.176    9.961      16.176       6.312
             455        60,081,756.98                          10.140    9.969      16.140       6.296

                                                                          Page 1
                                Sale Schedule B
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                         Principal     Type of    Scheduled  Cut-off Date   Original     Next
                                                        Balance at    Mortgaged    Payment     Principal      LTV     Adjustment
Sale ID     Account        Name                         Origination    Property   Int & Prin    Balance      Ratio       Date
----------------------------------------------------------------------------------------------------------------------------------
  BS21    10216103973   KNOTTS JERRY L                      116,800.00    SF          1,145.53    116,761.64  80.0     04/01/97
  BS21    10216118175   MORGAN RITTA                         61,200.00    SF            503.48     60,742.57  90.0     12/01/97
  BS21    10216126465   LEE DAE H                           165,000.00    SF          1,524.76    164,936.18  84.6     04/01/97
  BS21    10216127269   NOVESTERAS JAIME P                  195,500.00    MF          1,608.33    195,193.60  84.6     03/01/97
  BS21    10216127955   SEARS MONIQUE N                      73,865.00    SF            724.44     73,796.69  85.0     03/01/97
  BS21    10216128901   SCATTERDAY HAROLD W III             211,500.00    SF          1,797.73    211,398.68  81.3     04/01/97
  BS21    10216129233   HOWARD BERTHA JEAN                   34,500.00    SF            299.58     34,484.33  75.0     04/01/97
  BS21    10216129236   TYDD PATTIE JO                       37,000.00    SF            294.39     36,979.26  62.1     05/01/97
  BS21    10216129264   DULAY DELIA                          98,100.00    SF            780.53     98,045.00  90.0     04/01/97
  BS21    10216129798   SALAK DAWN M                        108,900.00    SF            925.64    108,847.83  90.0     04/01/97
  BS21    10216129908   FAULK I SCOTT                       104,805.00    SF          1,027.89    104,770.57  84.5     04/01/97
  BS21    10216130077   GAWRONSKI CHARLES                    40,000.00    SF            332.70     39,979.80  25.0     04/01/97
  BS21    10216130457   HAMELIN LESLIE JEAN                  53,550.00    SF            407.02     53,516.71  85.0     04/01/97
  BS21    10216130625   WATSON ROBERT E                      97,200.00    SF            826.19     97,153.44  90.0     05/01/97
  BS21    10216130635   CUENCA JUAN                         126,000.00    MF          1,025.18    125,932.95  90.0     04/01/97
  BS21    10216130734   BALARK LOUISE                        31,800.00    MF            308.86     31,789.27  60.0     05/01/97
  BS21    10216130824   KEMPINSKI KRYSTAL A                  30,000.00    SF            255.00     29,985.63  75.0     04/01/97
  BS21    10216131064   CURET MARIA                         157,500.00    MF          1,396.75    157,500.00  75.0     05/01/97
  BS21    10216131321   BERTUCA JOHN B                       80,000.00    SF            716.88     80,000.00  53.3     05/01/97
  BS21    10216131555   CANZONERI GARY R                     96,000.00    SF            878.15     95,961.85  80.0     04/01/97
  BS21    10216131568   BARR BRIAN M                        120,700.00    SF          1,092.83    120,700.00  85.0     05/01/97
  BS21    10216131747   REGASPI BELLA G                     134,050.00    SF          1,164.03    133,989.09  89.9     04/01/97
  BS21    10216131934   LORKIEWICZ EDWARD                    78,700.00    SF            668.94     78,700.00  74.9     05/01/97
  BS21    10216131947   WHALEY STEVEN J                     127,500.00    SF          1,072.09    127,500.00  85.0     05/01/97
  BS21    10216132337   KRINGELBACH MICHAEL P                72,250.00    SF            708.61     72,226.26  85.0     04/01/97
  BS21    10216132616   JOHNSON SUE A                       132,600.00    MF          1,151.43    132,600.00  85.0     05/01/97
  BS21    10216132684   SMITH MONTE B                       114,720.00    SF          1,060.12    114,675.63  78.0     04/01/97
  BS21    10216134216   KOBILAN ELEANOR E                   100,000.00    SF            751.27    100,000.00  65.3     05/01/97
  BS21    10216134387   LANDER ELFRIDIA                      50,000.00    SF            434.17     50,000.00  31.2     05/01/97
         ------------------------------------------------------------             ------------------------------------
               29       Sale Total                        2,849,740.00               24,882.52  2,848,166.98  80.1

                         Current      Property
                        Mortgage      Value at     Owner
Sale ID     Account       Rate      Origination   Occupied
-----------------------------------------------------------
  BS21    10216103973    11.375          146,000.00  Y
  BS21    10216118175    11.250           68,000.00  Y
  BS21    10216126465    10.625          195,000.00  Y
  BS21    10216127269     9.250          231,000.00  Y
  BS21    10216127955    11.375           86,900.00  Y
  BS21    10216128901     9.625          260,000.00  Y
  BS21    10216129233     9.875           46,000.00  Y
  BS21    10216129236     8.875           59,500.00  N
  BS21    10216129264     8.875          109,000.00  Y
  BS21    10216129798     9.625          121,000.00  Y
  BS21    10216129908    11.375          124,000.00  Y
  BS21    10216130077     9.375          160,000.00  Y
  BS21    10216130457     8.375           63,000.00  Y
  BS21    10216130625     9.625          108,000.00  Y
  BS21    10216130635     9.125          140,000.00  Y
  BS21    10216130734    11.250           53,000.00  Y
  BS21    10216130824     9.625           40,000.00  Y
  BS21    10216131064    10.125          210,000.00  Y
  BS21    10216131321    10.250          150,000.00  Y
  BS21    10216131555    10.500          120,000.00  Y
  BS21    10216131568    10.375          142,000.00  Y
  BS21    10216131747     9.875          148,950.00  Y
  BS21    10216131934     9.625          105,000.00  Y
  BS21    10216131947     9.500          150,000.00  Y
  BS21    10216132337    11.375           85,000.00  Y
  BS21    10216132616     9.875          156,000.00  Y
  BS21    10216132684    10.625          147,000.00  Y
  BS21    10216134216     8.250          153,000.00  Y
  BS21    10216134387     9.875          160,000.00  Y
         -----------------------------------------
               29         9.975        3,737,350.00

                                                                          Page 2
                                Sale Schedule B
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                         Principal     Type of    Scheduled  Cut-off Date   Original     Next
                                                        Balance at    Mortgaged    Payment     Principal      LTV     Adjustment
Sale ID     Account        Name                         Origination    Property   Int & Prin    Balance      Ratio       Date
----------------------------------------------------------------------------------------------------------------------------------
  BS22    10216120473   DORWARD JENNIFER                    117,000.00    SF          1,059.33    116,855.45  90.0     03/01/97
  BS22    10216121752   HANSON ALFRED SR                    134,400.00    SF          1,343.78    134,358.22  80.9     04/01/97
  BS22    10216124361   PATERNA PATRICIA R                  375,000.00    SF          3,395.28    374,846.91  72.8     04/01/97
  BS22    10216124694   ALTHEIM JOEL H                      130,000.00    SF          1,324.70    129,923.14  78.0     03/01/97
  BS22    10216124721   LAWLER DONNA M                      159,800.00    SF          1,536.93    159,505.26  85.0     03/01/97
  BS22    10216124975   MCCORMACK PATRICIA                  182,750.00    SF          1,827.21    182,577.88  85.0     03/01/97
  BS22    10216125270   YI CHANG HWAN                       335,750.00    SF          3,197.43    335,630.28  85.0     04/01/97
  BS22    10216125471   PURI SONIA                          175,000.00    SF          1,584.46    174,783.82  70.0     03/01/97
  BS22    10216126048   LENIKMAN VLADIMIR                   204,000.00    SF          1,904.30    203,845.71  80.0     03/01/97
  BS22    10216126424   PROPATO VINCENZO                    127,500.00    SF          1,178.22    127,400.94  85.0     03/01/97
  BS22    10216127222   SETTANNI FRANK                      139,500.00    MF          1,185.74    139,433.17  90.0     04/01/97
  BS22    10216127229   MUSIALOWSKI PATRICIA                120,000.00    MF          1,131.47    120,000.00  40.0     05/01/97
  BS22    10216127327   ARNEY TERRY                         121,500.00    SF          1,122.78    121,357.76  84.3     03/01/97
  BS22    10216127454   MELHEM NADIMEH                       89,100.00    SF            757.34     88,968.63  90.0     03/01/97
  BS22    10216127636   SMITH BRIAN                          84,000.00    SF            713.99     83,919.20  70.0     04/01/97
  BS22    10216128142   THOMPSON JOSEPH                     272,000.00    SF          1,925.20    271,803.13  85.0     04/01/97
  BS22    10216128484   ZIZLSPERGER JOSEPH C                152,991.00    SF          1,328.50    152,921.49  84.9     04/01/97
  BS22    10216128816   AQUILINO DIANE P                    106,250.00    SF            807.58    106,117.46  85.0     04/01/97
  BS22    10216128945   GIL VECTY                           108,800.00    SF          1,046.42    108,762.25  80.0     05/01/97
  BS22    10216129302   DAMICO DANIEL V                     139,500.00    SF          1,211.35    139,436.62  90.0     04/01/97
  BS22    10216129371   LOVIGLIO EILEEN L                   240,000.00    SF          2,084.04    239,890.96  78.6     03/01/97
  BS22    10216129763   CHILDS FRANK                         45,000.00    SF            407.44     44,981.62  76.6     04/01/97
  BS22    10216129978   CUTRARO ANTONINO                    750,000.00    SF          6,443.66    749,650.09  75.0     04/01/97
  BS22    10216130343   DORAN RICHIE                        180,000.00    SF          1,464.54    179,904.21  80.0     04/01/97
  BS22    10216130357   KOKAS BEVERLY D                      97,080.00    SF            860.93     96,996.01  80.9     04/01/97
  BS22    10216130388   RODRIGUEZ ALBERT M                   63,270.00    SF            572.86     63,244.16  90.0     04/01/97
  BS22    10216130390   EGGERT THOMAS W                     371,000.00    SF          3,221.57    370,831.45  70.0     04/01/97
  BS22    10216130770   MATTERN JOHN S                       93,500.00    SF            846.56     93,461.83  85.0     04/01/97
  BS22    10216130831   SIMPSON MALCOLM                      57,600.00    SF            500.17     57,367.15  90.0     04/01/97
  BS22    10216130834   COMER DENNIS                         72,000.00    SF            515.82     71,897.96  80.0     05/01/97
  BS22    10216131068   KAGAN VADIM E                       113,400.00    SF            984.71    113,296.53  90.0     04/01/97
  BS22    10216131346   BAZZI MOSTAFA                        77,400.00    SF            672.10     77,364.84  86.0     04/01/97
  BS22    10216131392   SHELLENBERGER TERRY                  62,910.00    SF            546.28     62,881.42  90.0     04/01/97
  BS22    10216131656   CLARY RONALD R                      143,395.00    SF          1,298.31    141,913.16  85.0     04/01/97
  BS22    10216131742   LOZNER DALE M                       196,000.00    SF          1,577.06    196,000.00  78.0     05/01/97
  BS22    10216131975   ELGHOUL FATMEH                      104,200.00    SF            914.43    104,200.00  74.9     05/01/97
  BS22    10216132118   AL-NASIR SAMIR                       56,000.00    SF            455.63     55,970.20  80.0     05/01/97
  BS22    10216132241   AUTEN STACEY                        255,000.00    SF          2,404.37    255,000.00  85.0     05/01/97
  BS22    10216132252   MORGAN JEANNE T                     132,800.00    SF          1,277.24    132,707.43  80.0     04/01/97
  BS22    10216132838   HAWN LISA                            85,900.00    SF            745.91     85,900.00  89.9     05/01/97
  BS22    10216133090   SOBH HASSAN                         117,000.00    MF          1,015.97    116,946.84  84.1     04/01/97
  BS22    10216133096   MAROGI KISMAT                       140,000.00    SF          1,373.07    140,000.00  80.0     05/01/97
  BS22    10216134104   GORZELIC MICHAEL PATRICK            160,500.00    SF          1,423.35    160,430.87  75.0     05/01/97
  BS22    10216134390   AL-MAYALI HUSSEIN                    40,500.00    SF            347.96     40,481.10  75.0     05/01/97
  BS22    10216134514   AHMED RASHA                          74,700.00    MF            641.79     74,665.15  90.0     05/01/97
  BS22    10216134717   JACKSON VAHL                         89,200.00    SF            815.95     89,200.00  80.0     05/01/97
  BS22    10216134938   KASSEM KAMAL                        112,500.00    MF            905.20    112,500.00  89.2     05/01/97
         ------------------------------------------------------------             ------------------------------------
               47       Sale Total                        7,205,696.00               63,898.93  7,200,130.30  80.1

                         Current      Property
                        Mortgage      Value at       Owner
Sale ID     Account       Rate      Origination     Occupied
------------------------------------------------------------
  BS22    10216120473     10.375         130,000.00     Y
  BS22    10216121752     11.625         166,000.00     Y
  BS22    10216124361     10.375         515,000.00     Y
  BS22    10216124694     11.875         166,600.00     Y
  BS22    10216124721     11.125         188,000.00     Y
  BS22    10216124975     11.625         215,000.00     Y
  BS22    10216125270     11.000         395,000.00     Y
  BS22    10216125471     10.375         250,000.00     Y
  BS22    10216126048     10.750         255,000.00     Y
  BS22    10216126424     10.625         150,000.00     Y
  BS22    10216127222      9.625         155,000.00     Y
  BS22    10216127229     10.875         300,000.00     Y
  BS22    10216127327     10.625         144,000.00     Y
  BS22    10216127454      9.625          99,000.00     Y
  BS22    10216127636      9.625         120,000.00     Y
  BS22    10216128142      7.625         320,000.00     Y
  BS22    10216128484      9.875         179,990.00     Y
  BS22    10216128816      8.375         125,000.00     Y
  BS22    10216128945     11.125         136,000.00     Y
  BS22    10216129302      9.875         155,000.00     Y
  BS22    10216129371      9.875         305,000.00     Y
  BS22    10216129763     10.375          58,700.00     Y
  BS22    10216129978      9.750       1,000,000.00     Y
  BS22    10216130343      9.125         225,000.00     Y
  BS22    10216130357     10.125         120,000.00     Y
  BS22    10216130388     10.375          70,300.00     Y
  BS22    10216130390      9.875         530,000.00     N
  BS22    10216130770     10.375         110,000.00     Y
  BS22    10216130831      9.875          64,000.00     Y
  BS22    10216130834      7.750          90,000.00     Y
  BS22    10216131068      9.875         126,000.00     Y
  BS22    10216131346      9.875          90,000.00     Y
  BS22    10216131392      9.875          69,900.00     Y
  BS22    10216131656     10.375         168,700.00     Y
  BS22    10216131742      9.000         251,000.00     Y
  BS22    10216131975     10.000         139,000.00     Y
  BS22    10216132118      9.125          70,000.00     Y
  BS22    10216132241     10.875         300,000.00     Y
  BS22    10216132252     11.125         166,000.00     Y
  BS22    10216132838      9.875          95,500.00     Y
  BS22    10216133090      9.875         139,000.00     Y
  BS22    10216133096     11.375         175,000.00     Y
  BS22    10216134104     10.125         214,000.00     Y
  BS22    10216134390      9.750          54,000.00     Y
  BS22    10216134514      9.750          83,000.00     Y
  BS22    10216134717     10.500         111,500.00     Y
  BS22    10216134938      9.000         126,000.00     Y
         -----------------------------------------
               47         10.115       9,116,190.00

                                                                          Page 3
                                Sale Schedule B
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                         Principal     Type of    Scheduled  Cut-off Date   Original     Next
                                                        Balance at    Mortgaged    Payment     Principal      LTV     Adjustment
Sale ID     Account        Name                         Origination    Property   Int & Prin    Balance      Ratio       Date
----------------------------------------------------------------------------------------------------------------------------------
  BS24    10216130060   PTACEK ED III                       135,950.00    SF          1,106.13    135,877.66  79.9     04/01/97
  BS24    10216130835   WOOD ROBERT A                        61,600.00    SF            501.20     61,600.00  89.9     05/01/97
  BS24    10216130841   THOMPSON ANN MARIE                   98,000.00    SF            797.36     97,947.85  80.0     04/01/97
  BS24    10216131191   LAVAGNOLLI ANTONIO A                103,500.00    SF            860.86    103,447.73  75.0     05/01/97
  BS24    10216133199   DAVID TERRY ALAN                    134,300.00    SF          1,203.46    134,300.00  81.8     05/01/97
  BS24    10216134199   BERGADON ROBERT N                   168,000.00    SF          1,489.86    168,000.00  87.9     05/01/97
  BS24    10216135213   MURZANSKI MARY B                    312,800.00    MF          3,097.63    312,800.00  85.0     05/01/97
  BS24    10216135376   PERNINI EDWARD A                    123,700.00    SF          1,062.78    123,642.28  74.9     05/01/97
         ------------------------------------------------------------             ------------------------------------
                8       Sale Total                        1,137,850.00               10,119.28  1,137,615.52  82.3

                         Current      Property
                        Mortgage      Value at       Owner
Sale ID     Account       Rate      Origination     Occupied
------------------------------------------------------------
  BS24    10216130060      9.125         170,000.00     Y
  BS24    10216130835      9.125          68,500.00     Y
  BS24    10216130841      9.125         122,500.00     Y
  BS24    10216131191      9.375         138,000.00     Y
  BS24    10216133199     10.250         164,000.00     Y
  BS24    10216134199     10.125         191,000.00     Y
  BS24    10216135213     11.500         368,000.00     Y
  BS24    10216135376      9.750         165,000.00     Y
         -----------------------------------------
                8         10.149       1,387,000.00

                                                                          Page 4
                                Sale Schedule B
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                         Principal     Type of    Scheduled  Cut-off Date   Original     Next
                                                        Balance at    Mortgaged    Payment     Principal      LTV     Adjustment
Sale ID     Account        Name                         Origination    Property   Int & Prin    Balance      Ratio       Date
----------------------------------------------------------------------------------------------------------------------------------
  BS25    10216125513   PETRUCCI LOUIS O                    212,500.00    SF          1,806.23    212,297.15  85.0     03/01/97
  BS25    10216126738   PAYNE VALERIE J                     180,000.00    SF          1,400.02    179,893.73  80.0     04/01/97
  BS25    10216126999   MCNEAL MOSES                         30,000.00    SF            260.50     29,958.79  73.1     03/01/97
  BS25    10216127721   WILLIAMSON DUANE G                   65,000.00    SF            564.43     64,970.27  27.6     04/01/97
  BS25    10216128389   CUNNINGHAM RHONDA ALLEN             288,000.00    SF          2,447.97    287,862.03  80.0     04/01/97
  BS25    10216129578   ROBINSON PATRICIA R                  26,600.00    SF            235.89     26,588.55  70.0     05/01/97
  BS25    10216130495   HANSON LARRY L                      359,900.00    SF          3,092.10    359,900.00  89.9     05/01/97
  BS25    10216131340   ANDERSON JEFFREY C                  228,800.00    SF          1,759.27    228,800.00  80.0     05/01/97
  BS25    10216131604   RILEY STEVEN A                      186,300.00    SF          1,600.60    186,300.00  90.0     05/01/97
  BS25    10216132122   ZAHR HASSANE                         33,000.00    SF            295.71     32,986.17  60.0     04/01/97
  BS25    10216132613   ROMANO LINDA                        195,000.00    SF          2,081.15    194,899.68  65.0     03/01/97
  BS25    10216132627   GULLETT RICHARD E                   108,900.00    SF            886.05    108,842.04  90.0     05/01/97
  BS25    10216132629   SCROGGINS JR CLYDE M                 41,200.00    SF            411.93     41,200.00  54.9     05/01/97
  BS25    10216132716   THOMPSON BRENDA K                    94,400.00    SF            819.72     94,357.11  89.9     04/01/97
  BS25    10216133097   AOUN FADI                            94,500.00    SF            811.90     94,500.00  87.5     05/01/97
  BS25    10216134085   HEIGEL CHRISTOPHER                  115,600.00    SF            828.17    115,237.36  85.0     05/01/97
  BS25    10216134941   SAFA REDA                            83,700.00    SF            711.44     83,659.90  90.0     05/01/97
  BS25    10216135223   PEPLINSKI GREGORY J                 125,100.00    SF          1,121.02    125,100.00  90.0     11/01/98
  BS25    10216135540   THOMPSON JAMES W                    208,250.00    SF          1,983.21    208,250.00  85.0     11/01/98
         ------------------------------------------------------------             ------------------------------------
               19       Sale Total                        2,676,750.00               23,117.31  2,675,602.78  81.7
              103       Total with Banco Santander       13,870,036.00              122,018.04 13,861,515.58  80.6

                         Current      Property
                        Mortgage      Value at       Owner
Sale ID     Account       Rate      Origination     Occupied
------------------------------------------------------------
  BS25    10216125513      9.625         250,000.00     Y
  BS25    10216126738      8.625         225,000.00     Y
  BS25    10216126999      9.875          41,000.00     Y
  BS25    10216127721      9.875         235,000.00     Y
  BS25    10216128389      9.625         360,000.00     Y
  BS25    10216129578     10.125          38,000.00     Y
  BS25    10216130495      9.750         399,900.00     Y
  BS25    10216131340      8.500         286,000.00     Y
  BS25    10216131604      9.750         207,000.00     Y
  BS25    10216132122     10.250          55,000.00     N
  BS25    10216132613     12.500         300,000.00     Y
  BS25    10216132627      9.125         121,000.00     Y
  BS25    10216132629     11.625          75,000.00     Y
  BS25    10216132716      9.875         105,000.00     Y
  BS25    10216133097      9.750         108,000.00     Y
  BS25    10216134085      7.750         136,000.00     Y
  BS25    10216134941      9.625          93,000.00     Y
  BS25    10216135223     10.250         139,000.00     Y
  BS25    10216135540     11.000         245,000.00     Y
         -----------------------------------------
               19          9.797       3,418,900.00
              103         10.027      17,659,440.00

                                                                          Page 5
                                Sale Schedule B
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                         Principal     Type of    Scheduled  Cut-off Date   Original     Next
                                                        Balance at    Mortgaged    Payment     Principal      LTV     Adjustment
Sale ID     Account        Name                         Origination    Property   Int & Prin    Balance      Ratio       Date
----------------------------------------------------------------------------------------------------------------------------------
 ML143    10216125966   MARSH ALEXANDER JR                  113,900.00    SF          1,052.55    113,855.94  85.0     04/01/97
 ML143    10216126556   FAIYAZ ARDESHIR G                   340,000.00    SF          3,366.99    340,000.00  80.0     05/01/97
 ML143    10216128173   KIM KWANG C                         131,750.00    SF          1,292.16    131,750.00  85.0     05/01/97
 ML143    10216129735   PETERSEN BRYAN                      110,500.00    SF          1,000.47    110,454.89  85.3     04/01/97
 ML143    10216129969   GONZALEZ FERNANDO                    48,000.00    SF            381.91     48,000.00  80.0     05/01/97
 ML143    10216130370   CISNEROS PABLO A                     67,900.00    SF            546.34     67,900.00  89.9     05/01/97
 ML143    10216130391   BOLLARD BARBARA J                   115,875.00    SF            963.79    115,875.00  89.1     05/01/97
 ML143    10216130584   BALDACCI ROSEMARY HESS              108,100.00    SF            918.84    108,100.00  69.9     05/01/97
 ML143    10216130629   GONZALEZ FERNANDO O                  55,000.00    MF            437.60     54,969.17  68.7     04/01/97
 ML143    10216131552   CREA CHRISTOPHER A                  100,000.00    SF            961.78     99,965.30  80.0     05/01/97
 ML143    10216131748   JIMENEZ CHRISTOPHER JEFF             56,000.00    SF            481.13     55,972.00  70.0     04/01/97
 ML143    10216132609   MILLER ARTHUR F                     189,000.00    SF          1,503.77    189,000.00  90.0     05/01/97
 ML143    10216132711   MATHIS JARED L                      172,550.00    MF          1,594.53    172,550.00  84.1     05/01/97
 ML143    10216132979   MIKLOS SCOTT LEE                    147,200.00    SF          1,291.78    147,200.00  80.0     05/01/97
 ML143    10216133047   WATTS HELEN L                        80,000.00    SF            622.23     79,952.77  54.0     05/01/97
 ML143    10216133055   GOODMAN HOWARD KEVIN JR             138,000.00    SF          1,172.99    138,000.00  60.0     05/01/97
 ML143    10216134078   KUSMERZ THOMAS                       93,700.00    SF            779.35     93,652.68  74.9     05/01/97
 ML143    10216134776   BURRIS DIANE L                       77,300.00    SF            533.89     77,241.18  84.9     05/01/97
 ML143    10216135060   WARD RICHARD A JR                    72,000.00    SF            547.25     72,000.00  80.0     05/01/97
 ML143    10216135292   DEBRY DAN J                          85,000.00    SF            761.69     85,000.00  85.0     05/01/97
 ML143    10216135636   BOSSARD MICHAEL K                    69,600.00    SF            689.24     69,600.00  80.0     05/01/97
 ML143    10216135840   TOTONI CHRIST                       216,700.00    MF          1,647.08    216,565.31  84.9     05/01/97
 ML143    10216136087   LINDSAY JAMES R                     126,000.00    SF          1,048.00    125,936.38  90.0     05/01/97
 ML143    10216136225   LARSON DEVRON B                      98,400.00    SF            845.41     98,400.00  80.0     05/01/97
         ------------------------------------------------------------             ------------------------------------
               24       Sale Total                        2,812,475.00               24,440.77  2,811,940.62  80.6

                         Current      Property
                        Mortgage      Value at       Owner
Sale ID     Account       Rate      Origination     Occupied
------------------------------------------------------------
 ML143    10216125966     10.625         134,000.00     Y
 ML143    10216126556     11.500         425,000.00     Y
 ML143    10216128173     11.375         155,000.00     Y
 ML143    10216129735     10.375         129,500.00     Y
 ML143    10216129969      8.875          60,000.00     Y
 ML143    10216130370      9.000          75,500.00     Y
 ML143    10216130391      9.375         130,000.00     Y
 ML143    10216130584      9.625         154,429.00     Y
 ML143    10216130629      8.875          80,000.00     N
 ML143    10216131552     11.125         125,000.00     Y
 ML143    10216131748      9.750          80,000.00     Y
 ML143    10216132609      8.875         210,000.00     Y
 ML143    10216132711     10.625         205,000.00     Y
 ML143    10216132979     10.000         184,000.00     Y
 ML143    10216133047      8.625         148,000.00     Y
 ML143    10216133055      9.625         230,000.00     Y
 ML143    10216134078      9.375         125,000.00     Y
 ML143    10216134776      7.375          91,000.00     Y
 ML143    10216135060      8.375          90,000.00     Y
 ML143    10216135292     10.250         100,000.00     Y
 ML143    10216135636     11.500          87,000.00     Y
 ML143    10216135840      8.375         255,000.00     Y
 ML143    10216136087      9.375         140,000.00     Y
 ML143    10216136225      9.750         123,000.00     Y
         -----------------------------------------
               24          9.869       3,536,429.00

                                                                          Page 6
                                Sale Schedule B
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                         Principal     Type of    Scheduled  Cut-off Date   Original     Next
                                                        Balance at    Mortgaged    Payment     Principal      LTV     Adjustment
Sale ID     Account        Name                         Origination    Property   Int & Prin    Balance      Ratio       Date
----------------------------------------------------------------------------------------------------------------------------------
 ML144    10216119499   IACOVAZZI PETER S                    27,500.00    MF            238.80     27,462.20  50.0     02/01/97
 ML144    10216122536   CAMPBELL CLARISE                    207,000.00    MF          1,797.48    206,905.96  90.0     04/01/97
 ML144    10216124355   REED SANDRA L                        75,520.00    SF            600.87     75,435.01  82.0     04/01/97
 ML144    10216125147   MCNAUGHTON DARRIN J                  98,000.00    SF            933.28     97,929.78  70.0     03/01/97
 ML144    10216125427   RIDLEY ANDRE                        107,200.00    SF          1,041.19    107,200.00  80.0     05/01/97
 ML144    10216126000   BRANHAM SR JOHN H                    87,550.00    SF            776.41     87,512.29  85.0     04/01/97
 ML144    10216126357   MONAHAN JAMES                        65,000.00    SF            662.35     65,000.00  43.3     05/01/97
 ML144    10216126799   BURDEWIK PAUL                       176,000.00    SF          1,659.49    175,935.51  80.0     04/01/97
 ML144    10216127268   PETRIZZI ALPHONSO A                 100,000.00    SF            831.75    100,000.00  80.0     05/01/97
 ML144    10216127499   ZLATIN SUSAN M                      235,000.00    SF          1,786.17    234,706.84  83.9     03/01/97
 ML144    10216127793   MCINTOSH KAREN R                     77,600.00    SF            768.47     77,575.20  80.0     05/01/97
 ML144    10216128215   CASSADY CHARLES M                   108,000.00    SF            840.01    107,872.02  90.0     04/01/97
 ML144    10216129111   BECKER LISA                          62,900.00    SF            616.90     62,879.33  85.0     04/01/97
 ML144    10216129509   CHOICE SHIRLEY A                     45,900.00    SF            407.05     45,900.00  85.0     05/01/97
 ML144    10216129675   HARDIE WADE R                       225,000.00    SF          1,995.35    224,903.09  84.9     05/01/97
 ML144    10216130120   STUDER RUDY ALAN                     68,500.00    SF            639.43     68,474.22  65.8     11/01/98
 ML144    10216130398   GREENSHIELD DAVID J                 155,500.00    SF          1,495.57    155,446.61  84.7     04/01/97
 ML144    10216130671   COOPER M SCOTT                      148,000.00    SF          1,204.18    147,921.24  79.5     04/01/97
 ML144    10216130792   EUBANKS TORRANCE                    130,500.00    SF          1,085.43    130,500.00  90.0     05/01/97
 ML144    10216130801   BRISTER JOSHUA T                    148,500.00    SF          1,344.53    148,439.38  90.0     04/01/97
 ML144    10216130829   GUCA GEORGE                         126,400.00    SF          1,275.89    126,400.00  80.0     05/01/97
 ML144    10216131033   ABANTO CASTULO CALAMAAN             130,900.00    SF          1,136.67    130,840.53  85.0     04/01/97
 ML144    10216131301   RHOTEN CRAIG E                      137,000.00    SF          1,189.64    136,937.76  49.8     05/01/97
 ML144    10216131516   COBB EDWARD L                       293,250.00    SF          2,737.43    293,250.00  85.0     11/01/98
 ML144    10216131710   PLANT RICHARD LEON                   66,700.00    SF            654.17     66,700.00  74.9     05/01/97
 ML144    10216131965   THORNTON ROBERT G                    67,200.00    SF            659.07     67,177.93  80.0     05/01/97
 ML144    10216132080   VAIL TERRI L                        108,000.00    SF            947.78    108,000.00  84.3     05/01/97
 ML144    10216132293   SCOTT DANIEL R                       70,125.00    SF            621.88     70,094.80  82.5     05/01/97
 ML144    10216132702   HALL MYRA L                          79,500.00    SF            661.24     79,500.00  75.0     11/01/98
 ML144    10216132808   BORDON DOROTHY A                    110,000.00    SF          1,026.83    109,916.81  53.6     11/01/98
 ML144    10216132840   STEPHENS WILLIAM                     99,200.00    SF            963.49     99,200.00  84.9     11/01/98
 ML144    10216132868   SNYDER COREY J                       81,000.00    SF            771.38     81,000.00  75.0     05/01/97
 ML144    10216133033   WELCH SCOTT T                       112,050.00    SF            952.41    111,942.21  88.9     05/01/97
 ML144    10216133130   ADAMS JOHN J JR                      65,000.00    SF            524.17     65,000.00  68.4     06/01/97
 ML144    10216134134   STONE RICHARD B JR                  114,750.00    SF          1,081.97    114,750.00  85.0     05/01/97
 ML144    10216134271   KHALIL TAMIME                        63,000.00    SF            535.49     63,000.00  87.5     05/01/97
 ML144    10216134384   WATKINS MARY L                       68,000.00    SF            712.57     67,981.60  80.0     11/01/98
 ML144    10216134439   THOMPSON DAVE                       104,550.00    SF            985.79    104,550.00  85.0     05/01/97
 ML144    10216134522   CRAWFORD VIOLA SUE                   87,700.00    SF            868.49     87,700.00  64.9     06/01/97
 ML144    10216134716   HAZEN DANIEL                         47,475.00    SF            497.49     47,475.00  62.4     11/01/98
 ML144    10216134777   JABLONSKI BRENT THOMAS               92,000.00    MF            715.57     92,000.00  75.7     11/01/98
 ML144    10216134784   HULL JENNIFER SUSAN                  40,000.00    SF            354.73     40,000.00  34.4     11/01/98
 ML144    10216134858   KISSINGER MARK L                     69,700.00    SF            644.10     69,700.00  85.0     11/01/98
 ML144    10216134945   PINNIX DLYDIA                       126,000.00    SF          1,129.09    126,000.00  90.0     11/01/98
 ML144    10216134992   DIVINCENZO GUSTAVO                  107,522.00    SF            865.15    107,522.00  82.7     05/01/97
 ML144    10216135119   PORTER EDWIN E                      157,250.00    SF          1,497.53    157,250.00  85.0     11/01/98
 ML144    10216135225   SAFFO HAITHAM                        60,000.00    SF            617.17     60,000.00  75.9     11/01/98
 ML144    10216135566   SCHLEGEL MARK L                     107,500.00    SF            913.74    107,500.00  84.6     05/01/97
 ML144    10216135745   BARKER DAVID T                      100,000.00    SF            804.62    100,000.00  76.9     11/01/98
 ML144    10216136342   GREEN MICHAEL W                     104,000.00    SF            893.52    104,000.00  79.3     11/01/98
 ML144    10216136748   AL-WAELI HUSSAIN                     89,100.00    SF            757.34     89,100.00  77.4     05/01/97
         ------------------------------------------------------------             ------------------------------------
               51       Sale Total                        5,434,042.00               48,721.12  5,432,487.32  79.9

                         Current      Property
                        Mortgage      Value at       Owner
Sale ID     Account       Rate      Origination     Occupied
------------------------------------------------------------
 ML144    10216119499      9.875          55,000.00     Y
 ML144    10216122536      9.875         230,000.00     Y
 ML144    10216124355      8.875          92,000.00     Y
 ML144    10216125147     11.000         140,000.00     Y
 ML144    10216125427     11.250         134,000.00     Y
 ML144    10216126000     10.125         103,000.00     Y
 ML144    10216126357     11.875         150,000.00     Y
 ML144    10216126799     10.875         220,000.00     Y
 ML144    10216127268      9.375         125,000.00     Y
 ML144    10216127499      8.375         280,000.00     Y
 ML144    10216127793     11.500          97,000.00     Y
 ML144    10216128215      8.625         120,000.00     Y
 ML144    10216129111     11.375          74,000.00     N
 ML144    10216129509     10.125          54,000.00     Y
 ML144    10216129675     10.125         265,000.00     Y
 ML144    10216130120     10.750         104,000.00     Y
 ML144    10216130398     11.125         183,500.00     Y
 ML144    10216130671      9.125         186,000.00     Y
 ML144    10216130792      9.375         145,000.00     Y
 ML144    10216130801     10.375         165,000.00     Y
 ML144    10216130829     11.750         158,000.00     Y
 ML144    10216131033      9.875         154,000.00     Y
 ML144    10216131301      9.875         275,000.00     Y
 ML144    10216131516     10.750         345,000.00     Y
 ML144    10216131710     11.375          89,000.00     Y
 ML144    10216131965     11.375          84,000.00     Y
 ML144    10216132080     10.000         128,000.00     Y
 ML144    10216132293     10.125          85,000.00     Y
 ML144    10216132702      9.375         106,000.00     Y
 ML144    10216132808     10.750         205,000.00     Y
 ML144    10216132840     11.250         116,750.00     Y
 ML144    10216132868     11.000         108,000.00     Y
 ML144    10216133033      9.625         126,000.00     Y
 ML144    10216133130      9.025          95,000.00     Y
 ML144    10216134134     10.875         135,000.00     Y
 ML144    10216134271      9.625          72,000.00     Y
 ML144    10216134384     12.250          85,000.00     Y
 ML144    10216134439     10.875         123,000.00     Y
 ML144    10216134522     11.500         135,000.00     Y
 ML144    10216134716     12.250          76,000.00     Y
 ML144    10216134777      8.625         121,500.00     Y
 ML144    10216134784     10.125         116,000.00     Y
 ML144    10216134858     10.625          82,000.00     Y
 ML144    10216134945     10.250         140,000.00     Y
 ML144    10216134992      9.000         129,950.00     Y
 ML144    10216135119     11.000         185,000.00     Y
 ML144    10216135225     12.000          79,000.00     Y
 ML144    10216135566      9.625         127,000.00     Y
 ML144    10216135745      9.000         130,000.00     Y
 ML144    10216136342      9.750         131,000.00     Y
 ML144    10216136748      9.625         115,000.00     Y
         -----------------------------------------
               51         10.246       6,979,700.00

                                                                          Page 7
                                Sale Schedule B
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                         Principal     Type of    Scheduled  Cut-off Date   Original     Next
                                                        Balance at    Mortgaged    Payment     Principal      LTV     Adjustment
Sale ID     Account        Name                         Origination    Property   Int & Prin    Balance      Ratio       Date
----------------------------------------------------------------------------------------------------------------------------------
 ML145    10216127740   HAMER SHARON CRUMBLEY               139,900.00    SF          1,385.42    139,900.00  79.9     04/01/97
         ------------------------------------------------------------             ------------------------------------
                1       Sale Total                          139,900.00                1,385.42    139,900.00  79.9

                         Current      Property
                        Mortgage      Value at       Owner
Sale ID     Account       Rate      Origination     Occupied
------------------------------------------------------------
 ML145    10216127740     11.500         174,900.00     Y
         -----------------------------------------
                1         11.500         174,900.00

                                                                          Page 8
                                Sale Schedule B
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                         Principal     Type of    Scheduled  Cut-off Date   Original     Next
                                                        Balance at    Mortgaged    Payment     Principal      LTV     Adjustment
Sale ID     Account        Name                         Origination    Property   Int & Prin    Balance      Ratio       Date
----------------------------------------------------------------------------------------------------------------------------------
 ML146    10216121539   SOTO EDWIN                          163,200.00    MF          1,569.63    163,028.53  85.0     02/01/97
 ML146    10216127388   VELASQUEZ ANGEL NELSON               88,800.00    SF            837.29     88,800.00  80.0     05/01/97
 ML146    10216131371   SCHAEFFER DAVID R                   112,500.00    SF            956.24    112,446.10  90.0     05/01/97
 ML146    10216131880   STASKO LINDA M                       37,000.00    SF            321.29     36,983.19  34.2     05/01/97
 ML146    10216134080   AUDENS DARREL                       108,000.00    SF            927.89    108,000.00  90.0     05/01/97
 ML146    10216134081   GRIFFITH HELEN                       63,000.00    MF            541.27     63,000.00  90.0     05/01/97
 ML146    10216134563   SELLERS BYRON W                      82,300.00    SF            854.48     82,300.00  78.3     05/01/97
         ------------------------------------------------------------             ------------------------------------
                7       Sale Total                          654,800.00                6,008.09    654,557.82  82.8

                         Current      Property
                        Mortgage      Value at       Owner
Sale ID     Account       Rate      Origination     Occupied
------------------------------------------------------------
 ML146    10216121539     11.125         192,000.00     Y
 ML146    10216127388     10.875         111,000.00     Y
 ML146    10216131371      9.625         125,000.00     Y
 ML146    10216131880      9.875         108,000.00     Y
 ML146    10216134080      9.750         120,000.00     Y
 ML146    10216134081      9.750          70,000.00     Y
 ML146    10216134563     12.125         105,000.00     Y
         -----------------------------------------
                7         10.529         831,000.00

                                                                          Page 9
                                Sale Schedule B
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                         Principal     Type of    Scheduled  Cut-off Date   Original     Next
                                                        Balance at    Mortgaged    Payment     Principal      LTV     Adjustment
Sale ID     Account        Name                         Origination    Property   Int & Prin    Balance      Ratio       Date
----------------------------------------------------------------------------------------------------------------------------------
 ML147    10216118202   BASA ROBERT Q                       201,600.00    SF          1,862.99    201,522.01  89.6     04/01/97
 ML147    10216127207   PACK CHARMAINE BELINDA              175,000.00    MF          1,650.06    174,935.88  77.7     05/01/97
 ML147    10216128470   MIRZO KADRI                          69,000.00    SF            586.49     69,000.00  60.0     05/01/97
 ML147    10216130849   ATWI ABDALLAH                        80,700.00    SF            613.38     80,649.84  80.7     04/01/97
 ML147    10216131586   VAVRA JAY M                          91,200.00    SF            903.15     91,200.00  80.0     05/01/97
 ML147    10216132774   MARTIN JAMES L                      114,750.00    SF          1,017.63    114,700.57  85.0     05/01/97
 ML147    10216133078   FASSINGER TONY C                    134,400.00    SF          1,434.39    134,400.00  79.0     11/01/98
 ML147    10216134641   KREBS DEBORAH                       104,800.00    SF          1,047.83    104,800.00  80.0     05/01/97
 ML147    10216134799   RANDLE VALENTINA R                   73,600.00    SF            735.88     73,600.00  80.0     05/01/97
 ML147    10216134937   POLIZOS MORFIA                      126,400.00    SF          1,017.04    126,400.00  80.0     11/01/98
 ML147    10216135043   LATREILLE SUSAN MARIE               106,250.00    SF          1,031.97    106,250.00  85.0     05/01/97
 ML147    10216135192   ANTONGIORGI IVAN                     63,000.00    SF            599.96     62,977.50  70.0     11/01/98
 ML147    10216135287   PASQUINI JUDITH ANN                 153,000.00    SF          1,428.23    153,000.00  85.0     12/01/98
 ML147    10216136495   MEYER BONNIE JO                      97,750.00    SF            912.48     97,713.20  84.2     11/01/98
 ML147    10216136524   FELICIANO JOSE                       92,000.00    SF            946.32     92,000.00  80.0     11/01/98
 ML147    10216136574   HART KRISTA MARIA                    97,200.00    SF            925.66     97,200.00  90.0     11/01/98
 ML147    10216136661   DODD WILLIAM F                      106,250.00    SF            883.73    106,250.00  85.0     12/01/98
 ML147    10216136679   LEAMY WILLIAM BLAKE                 100,700.00    SF            930.57    100,700.00  89.9     12/01/98
 ML147    10216136702   E JONES VERNON R                     68,000.00    SF            699.46     68,000.00  80.0     12/01/98
         ------------------------------------------------------------             ------------------------------------
               19       Sale Total                        2,055,600.00               19,227.22  2,055,299.00  82.1

                         Current      Property
                        Mortgage      Value at       Owner
Sale ID     Account       Rate      Origination     Occupied
------------------------------------------------------------
 ML147    10216118202     10.625         225,000.00     Y
 ML147    10216127207     10.875         225,000.00     Y
 ML147    10216128470      9.625         115,000.00     N
 ML147    10216130849      8.375         100,000.00     Y
 ML147    10216131586     11.500         114,000.00     Y
 ML147    10216132774     10.125         135,000.00     Y
 ML147    10216133078     12.500         170,000.00     Y
 ML147    10216134641     11.625         131,000.00     Y
 ML147    10216134799     11.625          92,000.00     Y
 ML147    10216134937      9.000         158,000.00     Y
 ML147    10216135043     11.250         125,000.00     Y
 ML147    10216135192     11.000          90,000.00     Y
 ML147    10216135287     10.750         180,000.00     Y
 ML147    10216136495     10.750         116,000.00     Y
 ML147    10216136524     12.000         115,000.00     Y
 ML147    10216136574     11.000         108,000.00     Y
 ML147    10216136661      9.375         125,000.00     Y
 ML147    10216136679     10.625         111,900.00     Y
 ML147    10216136702     12.000          85,000.00     Y
         -----------------------------------------
               19         10.764       2,520,900.00

                                                                         Page 10
                                Sale Schedule B
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                         Principal     Type of    Scheduled  Cut-off Date   Original     Next
                                                        Balance at    Mortgaged    Payment     Principal      LTV     Adjustment
Sale ID     Account        Name                         Origination    Property   Int & Prin    Balance      Ratio       Date
----------------------------------------------------------------------------------------------------------------------------------
 MLC148   10218000037   RIBAS MANUEL                        148,000.00    SF          1,326.23    147,812.22  80.0     02/01/97
 MLC148   10218000273   MCSHANE PATRICK                     198,000.00    SF          1,646.86    195,244.60  90.0     02/01/97
 MLC148   10218000642   SUMIN EDUARD                        134,100.00    SF          1,239.21    134,048.13  90.0     04/01/97
 MLC148   10218000758   WANEES EMIL  G                      134,400.00    SF          1,369.54    134,400.00  80.0     05/01/97
 MLC148   10218000806   GORDON MARY J                       103,500.00    SF            956.44    103,381.15  90.0     04/01/97
 MLC148   10218000830   MIZUNO KEIKO                        488,000.00    SF          4,103.37    487,759.96  78.7     04/01/97
 MLC148   10218000861   THOMPSON CELESTINE                  180,000.00    MF          1,529.98    179,913.77  90.0     04/01/97
 MLC148   10218000959   PEIRSON RAYMOND L                   108,800.00    SF            924.79    108,695.34  89.9     03/01/97
 MLC148   10218001182   WEINSTEIN NEIL                      172,000.00    SF          1,686.92    171,940.50  80.0     04/01/97
 MLC148   10218001211   SANDERS HELEN M                      45,500.00    SF            472.40     45,474.55  65.0     04/01/97
 MLC148   10218001268   GARCIA HUGO                         156,000.00    MF          1,340.28    155,927.50  65.0     04/01/97
 MLC148   10218001379   LEE SUNG OK                         217,500.00    SF          1,928.84    217,406.32  75.0     04/01/97
 MLC148   10218001523   ZYNN ROBERT M                       161,500.00    SF          1,553.28    161,500.00  85.0     05/01/97
 MLC148   10218001562   MARTINEZ ALAN M                     110,500.00    MF          1,168.61    110,470.92  65.0     04/01/97
 MLC148   10218001602   STELTER THOMAS A                    185,725.00    SF          1,612.74    185,725.00  85.0     05/01/97
 MLC148   10218001696   SATTEL ROBERT K                     146,250.00    SF          1,216.43    146,176.15  75.0     04/01/97
 MLC148   10218001989   JONES WILLIE LEE                    209,800.00    SF          1,938.76    209,718.84  84.9     04/01/97
 MLC148   10218002127   KOHUT JOHN G                         71,000.00    SF            669.45     70,973.99  73.9     05/01/97
 MLC148   10218002415   TORRES JOSE A                        53,900.00    SF            493.04     53,900.00  89.9     05/01/97
 MLC148   10218002820   GUBB DAVID                          375,000.00    SF          3,677.87    375,000.00  52.0     05/01/97
         ------------------------------------------------------------             ------------------------------------
               20       Sale Total                        3,399,475.00               30,855.04  3,395,468.94  77.8

                         Current      Property
                        Mortgage      Value at       Owner
Sale ID     Account       Rate      Origination     Occupied
------------------------------------------------------------
 MLC148   10218000037     10.250         185,000.00     Y
 MLC148   10218000273      9.375         220,000.00     Y
 MLC148   10218000642     10.625         149,000.00     Y
 MLC148   10218000758     11.875         168,000.00     Y
 MLC148   10218000806     10.625         115,000.00     Y
 MLC148   10218000830      9.500         620,000.00     Y
 MLC148   10218000861      9.625         200,000.00     Y
 MLC148   10218000959      9.625         120,900.00     Y
 MLC148   10218001182     11.375         215,000.00     Y
 MLC148   10218001211     12.125          70,000.00     Y
 MLC148   10218001268      9.750         240,000.00     N
 MLC148   10218001379     10.125         290,000.00     Y
 MLC148   10218001523     11.125         190,000.00     Y
 MLC148   10218001562     12.375         170,000.00     Y
 MLC148   10218001602      9.875         218,500.00     Y
 MLC148   10218001696      9.375         195,000.00     Y
 MLC148   10218001989     10.625         246,900.00     Y
 MLC148   10218002127     10.875          96,000.00     Y
 MLC148   10218002415     10.500          59,900.00     Y
 MLC148   10218002820     11.375         720,000.00     Y
         -----------------------------------------
               20         10.397       4,489,200.00

                                                                         Page 11
                                Sale Schedule B
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                         Principal     Type of    Scheduled  Cut-off Date   Original     Next
                                                        Balance at    Mortgaged    Payment     Principal      LTV     Adjustment
Sale ID     Account        Name                         Origination    Property   Int & Prin    Balance      Ratio       Date
----------------------------------------------------------------------------------------------------------------------------------
MCL148A   10218000028   VLIET RONALD E                       41,000.00    CD            333.59     40,934.06  57.7     02/01/97
MCL148A   10218000050   LOMBARDO RICHARD S                  130,000.00    SF            920.13    129,715.93  68.7     02/01/97
MCL148A   10218000059   COOPER RICK W                        32,000.00    SF            316.89     31,868.75  80.0     03/01/97
MCL148A   10218000090   CRUZ PEDRO R                        160,000.00    SF          1,584.47    159,845.11  80.0     02/01/97
MCL148A   10218000093   LEFEVRE ALAN C                       76,500.00    SF            664.29     76,430.20  90.0     03/01/97
MCL148A   10218000104   BUGGY GLENN M                       391,500.00    SF          3,399.58    390,962.02  90.0     02/01/97
MCL148A   10218000140   SILNIK LEONARDO D                   153,750.00    SF          1,278.81    153,393.71  75.0     02/01/97
MCL148A   10218000154   NIKSA LEWIS                          51,200.00    SF            425.86     51,148.08  80.0     03/01/97
MCL148A   10218000199   RODRIGUEZ SANTA R                   115,600.00    SF          1,089.98    115,557.65  85.0     04/01/97
MCL148A   10218000210   SHOCKLEY CRAIG S                    116,000.00    SF          1,204.36    115,868.93  79.7     02/01/97
MCL148A   10218000218   BHATTI NASEER A                     200,000.00    MF          1,773.65    200,000.00  51.2     05/01/97
MCL148A   10218000245   TUCKER VINCENT                      104,400.00    SF            964.76    104,359.62  89.9     04/01/97
MCL148A   10218000253   GUADIANE GEORGE                      64,000.00    SF            591.42     63,950.28  80.0     04/01/97
MCL148A   10218000258   IIDA YASUHISA                       196,000.00    SF          1,848.06    195,855.73  75.3     03/01/97
MCL148A   10218000267   ENGA DONALD A                       255,000.00    SF          2,214.29    254,884.15  79.4     04/01/97
MCL148A   10218000284   BEIGELMAN LARISA                    117,600.00    CD          1,042.90    117,498.27  80.0     03/01/97
MCL148A   10218000320   CRUZ NILES R                        120,000.00    SF          1,131.47    119,911.66  80.0     03/01/97
MCL148A   10218000397   ROMAN-NEAL MAGALI                   112,000.00    SF            972.55    111,897.82  77.2     03/01/97
MCL148A   10218000453   RESEK MARTIN JR                     104,000.00    MF            941.62    103,914.73  80.0     03/01/97
MCL148A   10218000466   NOWAK ANIA                          201,750.00    SF          1,902.28    201,750.00  75.0     05/01/97
MCL148A   10218000468   BLANCO SONJA S                      115,300.00    SF          1,130.82    115,223.90  79.9     03/01/97
MCL148A   10218000484   VANDEKIEFT RICHARD                   86,000.00    SF            859.86     85,946.28  78.1     04/01/97
MCL148A   10218000505   SABATINO ROBERT C                   135,700.00    SF          1,203.42    135,582.61  85.0     04/01/97
MCL148A   10218000546   SALAZAR VICTOR                      135,800.00    SF          1,032.18    135,800.00  84.9     05/01/97
MCL148A   10218000550   RECUPERO LINDA                      500,000.00    SF          4,249.95    499,275.63  88.8     03/01/97
MCL148A   10218000556   PAUL MATTHEW                        117,000.00    SF          1,081.19    116,954.75  90.0     04/01/97
MCL148A   10218000568   ASHIDA KANEMICHI                    343,825.00    SF          3,177.28    343,557.83  80.9     04/01/97
MCL148A   10218000600   TRENT JAMES E                        94,500.00    SF            838.05     94,418.24  85.9     04/01/97
MCL148A   10218000627   ORTIZ SANTOS                        153,000.00    SF          1,371.03    152,935.85  85.0     05/01/97
MCL148A   10218000653   YATES CHERYL R                      113,400.00    SF          1,026.73    113,353.71  90.0     04/01/97
MCL148A   10218000678   MCKEE KATHY H                       117,000.00    SF          1,015.97    116,946.84  90.0     04/01/97
MCL148A   10218000690   HARTWELL FREDERICK W                 60,000.00    SF            605.65     59,963.52  46.1     04/01/97
MCL148A   10218000691   MENDEZ NELLY                        168,000.00    SF          1,397.34    167,829.66  70.0     03/01/97
MCL148A   10218000697   KINGSLEY STEVEN T                   370,000.00    SF          3,593.67    369,621.72  80.0     03/01/97
MCL148A   10218000716   WEISS WILLIAM R                     176,000.00    SF          1,742.91    175,943.76  80.0     04/01/97
MCL148A   10218000743   GREEN CLIFFETON                     192,000.00    SF          1,810.35    191,858.66  80.0     04/01/97
MCL148A   10218000745   BRENKERT MICHAEL                    117,600.00    SF          1,220.97    117,534.23  80.0     03/01/97
MCL148A   10218000756   RUIZ ALVARO                         144,000.00    MF          1,250.42    143,934.58  90.0     04/01/97
MCL148A   10218000766   AGUILAR JOSE                         88,000.00    SF            913.65     87,975.52  80.0     04/01/97
MCL148A   10218000776   HANLE ROBERT                        100,000.00    SF            831.75     99,899.36  66.0     03/01/97
MCL148A   10218000788   CHETTA JILL L                       154,000.00    SF          1,423.11    153,880.33  80.0     03/01/97
MCL148A   10218000823   SANTILLO JOSEPH                     152,150.00    SF          1,463.35    152,097.21  85.0     04/01/97
MCL148A   10218000846   KEHOE ANDREW J III                  185,000.00    SF          1,779.29    184,935.81  79.3     04/01/97
MCL148A   10218000904   DERIU PAOLO                         104,000.00    SF            903.08    103,952.75  80.0     04/01/97
MCL148A   10218000928   SMITH CHESTER R                     150,000.00    SF          1,274.98    149,928.15  88.7     05/01/97
MCL148A   10218000952   GARSTON PRISCILLA                   300,000.00    SF          2,072.02    299,771.73  78.9     04/01/97
MCL148A   10218001005   GARCIA JOSEPHINE                    162,350.00    SF          1,350.35    162,267.83  85.0     04/01/97
MCL148A   10218001015   DEY KEVIN                            97,500.00    MF          1,012.29     97,500.00  65.0     04/01/97
MCL148A   10218001066   KRUSKY DOROTHEA J                   200,000.00    SF          1,699.98    199,904.19  88.8     04/01/97
MCL148A   10218001081   GOODMAN JOSEPH P                     96,390.00    SF            908.85     96,390.00  85.0     11/01/98
MCL148A   10218001083   METZLER DREW J                      146,250.00    SF          1,490.29    146,163.53  65.0     04/01/97
MCL148A   10218001086   TRUJILLO DAVID                       94,500.00    SF            873.27     94,463.45  90.0     04/01/97
MCL148A   10218001091   BUTLER ZELL A                       293,250.00    SF          2,655.11    293,130.28  85.0     04/01/97
MCL148A   10218001115   FROLICH ROBERT JR                   240,000.00    SF          2,399.62    239,925.38  80.0     04/01/97
MCL148A   10218001132   KUFERT ISMAY                        160,000.00    MF          1,418.92    159,861.58  69.5     04/01/97
MCL148A   10218001148   RODRIGUEZ ROBINSON                   67,915.00    SF            679.04     67,893.89  85.0     04/01/97
MCL148A   10218001149   POPPE JOHN                          150,000.00    SF          1,586.35    149,920.65  50.0     04/01/97
MCL148A   10218001171   VRIES ROGER DE                      200,000.00    SF          1,627.26    200,000.00  78.4     05/01/97
MCL148A   10218001197   DIETERICH GERALD A                  122,300.00    SF            973.07    122,300.00  79.9     05/01/97
MCL148A   10218001242   GRANDA EDGAR                        150,450.00    MF          1,170.18    150,450.00  85.0     04/01/97
MCL148A   10218001251   CARNEY JOSEPH P                     212,500.00    SF          2,084.12    212,430.20  85.0     04/01/97

                         Current      Property
                        Mortgage      Value at       Owner
Sale ID     Account       Rate      Origination     Occupied
------------------------------------------------------------
MCL148A   10218000028      9.125          71,000.00     Y
MCL148A   10218000050      7.625         189,000.00     Y
MCL148A   10218000059     11.500          40,000.00     Y
MCL148A   10218000090     11.500         200,000.00     Y
MCL148A   10218000093      9.875          85,000.00     Y
MCL148A   10218000104      9.875         435,000.00     Y
MCL148A   10218000140      9.375         205,000.00     Y
MCL148A   10218000154      9.375          64,000.00     Y
MCL148A   10218000199     10.875         136,000.00     Y
MCL148A   10218000210     12.125         145,500.00     Y
MCL148A   10218000218     10.125         390,000.00     Y
MCL148A   10218000245     10.625         116,055.00     Y
MCL148A   10218000253     10.625          80,000.00     Y
MCL148A   10218000258     10.875         260,000.00     Y
MCL148A   10218000267      9.875         321,000.00     Y
MCL148A   10218000284     10.125         147,000.00     Y
MCL148A   10218000320     10.875         150,000.00     Y
MCL148A   10218000397      9.875         145,000.00     Y
MCL148A   10218000453     10.375         130,000.00     Y
MCL148A   10218000466     10.875         269,000.00     Y
MCL148A   10218000468     11.375         144,160.00     Y
MCL148A   10218000484     11.625         110,000.00     Y
MCL148A   10218000505     10.125         159,600.00     Y
MCL148A   10218000546      8.375         159,800.00     Y
MCL148A   10218000550      9.625         562,500.00     Y
MCL148A   10218000556     10.625         130,000.00     Y
MCL148A   10218000568     10.625         425,000.00     Y
MCL148A   10218000600     10.125         110,000.00     Y
MCL148A   10218000627     10.250         180,000.00     Y
MCL148A   10218000653     10.375         126,000.00     Y
MCL148A   10218000678      9.875         130,000.00     Y
MCL148A   10218000690     11.750         130,000.00     Y
MCL148A   10218000691      9.375         240,000.00     Y
MCL148A   10218000697     11.250         462,500.00     Y
MCL148A   10218000716     11.500         220,000.00     Y
MCL148A   10218000743     10.875         240,000.00     Y
MCL148A   10218000745     12.125         147,000.00     Y
MCL148A   10218000756      9.875         160,000.00     Y
MCL148A   10218000766     12.125         110,000.00     Y
MCL148A   10218000776      9.375         151,500.00     Y
MCL148A   10218000788     10.625         192,500.00     Y
MCL148A   10218000823     11.125         179,000.00     Y
MCL148A   10218000846     11.125         233,000.00     Y
MCL148A   10218000904      9.875         130,000.00     Y
MCL148A   10218000928      9.625         169,000.00     Y
MCL148A   10218000952      7.375         380,000.00     Y
MCL148A   10218001005      9.375         191,000.00     Y
MCL148A   10218001015     12.125         150,000.00     Y
MCL148A   10218001066      9.625         225,000.00     Y
MCL148A   10218001081     10.875         113,400.00     Y
MCL148A   10218001083     11.875         225,000.00     Y
MCL148A   10218001086     10.625         105,000.00     Y
MCL148A   10218001091     10.375         345,000.00     Y
MCL148A   10218001115     11.625         300,000.00     Y
MCL148A   10218001132     10.125         230,000.00     Y
MCL148A   10218001148     11.625          79,900.00     Y
MCL148A   10218001149     12.375         300,000.00     Y
MCL148A   10218001171      9.125         255,000.00     Y
MCL148A   10218001197      8.875         152,900.00     Y
MCL148A   10218001242      8.625         177,000.00     Y
MCL148A   10218001251     11.375         250,000.00     Y

                                                                         Page 12
                                Sale Schedule B
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                         Principal     Type of    Scheduled  Cut-off Date   Original     Next
                                                        Balance at    Mortgaged    Payment     Principal      LTV     Adjustment
Sale ID     Account        Name                         Origination    Property   Int & Prin    Balance      Ratio       Date
----------------------------------------------------------------------------------------------------------------------------------
MCL148A   10218001263   WALLACE CLARENCE JR                 134,850.00    SF          1,195.88    134,742.80  85.6     05/01/97
MCL148A   10218001311   LOPES NORBERTO A                     76,400.00    SF            698.86     76,400.00  89.9     05/01/97
MCL148A   10218001328   COLUCCIO ANTHONY                     93,500.00    SF            829.18     93,459.73  85.0     04/01/97
MCL148A   10218001441   RYNDERMAN MICHEL                    247,500.00    SF          2,103.72    247,381.44  90.0     04/01/97
MCL148A   10218001446   GARCIA MIGUEL A                     206,550.00    MF          1,755.65    206,451.05  90.0     04/01/97
MCL148A   10218001457   MARSHALL GEORGE A                   140,000.00    SF          1,241.55    139,939.70  61.4     04/01/97
MCL148A   10218001483   WOOTEN CYNTHIA                       87,380.00    SF            823.90     87,347.98  75.9     04/01/97
MCL148A   10218001508   PRATT NANCY A                       111,150.00    SF            944.76    111,096.76  90.0     04/01/97
MCL148A   10218001511   CURCIO JOSEPH                       100,000.00    SF          1,019.00    100,000.00  80.0     05/01/97
MCL148A   10218001532   LLEWELLYN GEORGE                    195,300.00    MF          1,695.88    195,300.00  90.0     05/01/97
MCL148A   10218001606   AVILA YURI                          109,600.00    SF          1,106.31    109,566.86  80.0     04/01/97
MCL148A   10218001645   REMY KATHLEEN                        65,000.00    SF            674.86     65,000.00  80.0     05/01/97
MCL148A   10218001650   SYMONETTE DEZRENE COHEN             127,000.00    SF          1,197.47    126,850.98  84.9     03/01/97
MCL148A   10218001753   RIVERA ANGEL                         35,925.00    SF            311.95     35,925.00  75.0     05/01/97
MCL148A   10218001767   FOSTER MYRTLE M                     208,000.00    MF          1,730.04    208,000.00  78.4     05/01/97
MCL148A   10218001808   ROMAN JOSE                           80,000.00    SF            830.60     79,977.73  80.0     04/01/97
MCL148A   10218001822   AVERY DAVID M                       149,900.00    SF          1,233.19    149,900.00  84.9     11/01/98
MCL148A   10218001851   AIARDO ANTHONY                      148,000.00    SF          1,230.99    147,925.26  80.0     04/01/97
MCL148A   10218001875   PINOS DARIO                         252,000.00    MF          2,005.02    251,716.42  90.0     04/01/97
MCL148A   10218001878   THEO HARRY                          121,500.00    SF          1,021.64    121,500.00  90.0     05/01/97
MCL148A   10218001886   JONES OWEN                          216,000.00    MF          1,996.05    216,000.00  90.0     05/01/97
MCL148A   10218001968   CULLEN DENNIS M                     125,000.00    SF          1,028.34    124,869.90  89.9     04/01/97
MCL148A   10218002007   DOWNHAM ROSEMARIE                   124,000.00    SF          1,099.66    123,946.59  78.9     05/01/97
MCL148A   10218002029   LINE DAVID H                        108,000.00    SF            840.01    108,000.00  80.0     05/01/97
MCL148A   10218002053   DELORENZO JOSEPH                     85,000.00    SF            793.46     85,000.00  37.7     11/01/98
MCL148A   10218002054   BOWE TIMOTHY I                      111,350.00    SF          1,008.17    111,304.54  85.0     05/01/97
MCL148A   10218002055   KIM ROBERT                          174,600.00    SF          1,516.14    174,600.00  90.0     05/01/97
MCL148A   10218002063   GENTILE EUGENE                      350,000.00    SF          3,300.12    350,000.00  71.1     05/01/97
MCL148A   10218002132   FRANCO RICARDO                      128,000.00    SF          1,041.46    128,000.00  80.0     05/01/97
MCL148A   10218002152   TREMBLEY SCOTT                      126,000.00    MF          1,070.99    125,939.64  90.0     05/01/97
MCL148A   10218002207   THOMSEN ALAN JR                     180,000.00    SF          1,497.15    180,000.00  80.0     05/01/97
MCL148A   10218002253   LUBRANO DOMENICO                    123,200.00    SF          1,058.48    123,200.00  80.0     11/01/98
MCL148A   10218002423   LEM BONNIE JEAN                     369,600.00    SF          3,277.70    369,600.00  80.0     05/01/97
MCL148A   10218002450   TARTAGLIA STEVEN                    180,000.00    MF          1,513.54    180,000.00  85.7     05/01/97
MCL148A   10218002482   BARRINGTON CAMERON                  136,000.00    MF          1,131.18    136,000.00  80.0     05/01/97
MCL148A   10218002503   SINGH TAMINDER                       98,000.00    SF            850.98     98,000.00  63.6     05/01/97
MCL148A   10218002683   DEVINCENT EDWARD A JR               157,600.00    SF          1,545.68    157,548.24  80.0     05/01/97
MCL148A   10218002718   HAHNE WINSTON                        79,050.00    MF            752.81     79,021.82  85.0     11/01/98
MCL148A   10218002805   BAKER GARY R                        148,000.00    SF          1,395.48    148,000.00  80.0     05/01/97
MCL148A   10218002841   LINEHAN ELIZABETH                    25,000.00    SF            235.72     25,000.00  56.8     05/01/97
MCL148A   10218002862   SCAFIDI ZORA                         97,500.00    SF          1,031.13     97,474.34  57.6     05/01/97
         ------------------------------------------------------------             ------------------------------------
              102       Sale Total                       15,339,435.00              137,433.38 15,331,457.09  80.6

                         Current      Property
                        Mortgage      Value at       Owner
Sale ID     Account       Rate      Origination     Occupied
------------------------------------------------------------
MCL148A   10218001263     10.125         157,500.00     Y
MCL148A   10218001311     10.500          84,900.00     Y
MCL148A   10218001328     10.125         110,000.00     Y
MCL148A   10218001441      9.625         275,000.00     Y
MCL148A   10218001446      9.625         229,500.00     Y
MCL148A   10218001457     10.125         228,000.00     Y
MCL148A   10218001483     10.875         115,000.00     Y
MCL148A   10218001508      9.625         123,500.00     Y
MCL148A   10218001511     11.875         125,000.00     Y
MCL148A   10218001532      9.875         217,000.00     Y
MCL148A   10218001606     11.750         137,000.00     Y
MCL148A   10218001645     12.125          81,250.00     Y
MCL148A   10218001650     10.875         149,500.00     Y
MCL148A   10218001753      9.875          47,900.00     Y
MCL148A   10218001767      9.375         265,000.00     Y
MCL148A   10218001808     12.125         100,000.00     Y
MCL148A   10218001822      9.250         176,500.00     Y
MCL148A   10218001851      9.375         185,000.00     Y
MCL148A   10218001875      8.875         280,000.00     Y
MCL148A   10218001878      9.500         135,000.00     Y
MCL148A   10218001886     10.625         240,000.00     Y
MCL148A   10218001968      9.250         139,000.00     Y
MCL148A   10218002007     10.125         157,000.00     Y
MCL148A   10218002029      8.625         135,000.00     Y
MCL148A   10218002053     10.750         225,000.00     Y
MCL148A   10218002054     10.375         131,000.00     Y
MCL148A   10218002055      9.875         194,000.00     Y
MCL148A   10218002063     10.875         492,000.00     Y
MCL148A   10218002132      9.125         160,000.00     Y
MCL148A   10218002152      9.625         140,000.00     Y
MCL148A   10218002207      9.375         225,000.00     Y
MCL148A   10218002253      9.750         154,000.00     Y
MCL148A   10218002423     10.125         462,000.00     Y
MCL148A   10218002450      9.500         210,000.00     Y
MCL148A   10218002482      9.375         169,900.00     Y
MCL148A   10218002503      9.875         153,888.00     Y
MCL148A   10218002683     11.375         197,000.00     Y
MCL148A   10218002718     11.000          93,000.00     Y
MCL148A   10218002805     10.875         185,000.00     Y
MCL148A   10218002841     10.875          44,000.00     Y
MCL148A   10218002862     12.375         169,000.00     Y
         -----------------------------------------
              102         10.236      19,357,653.00

                                                                         Page 13
                                Sale Schedule B
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                         Principal     Type of    Scheduled  Cut-off Date   Original     Next
                                                        Balance at    Mortgaged    Payment     Principal      LTV     Adjustment
Sale ID     Account        Name                         Origination    Property   Int & Prin    Balance      Ratio       Date
----------------------------------------------------------------------------------------------------------------------------------
 MLC149   10218000970   BALLARO LEONARD J SR                123,750.00    SF          1,085.99    123,640.06  75.0     04/01/97
 MLC149   10218001362   CLEMENT LESLIE                       60,800.00    SF            516.79     60,800.00  80.0     12/01/98
 MLC149   10218001674   FIGUEROA ZULLY C                    100,000.00    MF            831.75    100,000.00  33.8     06/01/97
 MLC149   10218002018   GOMEZ ARTHUR                         68,720.00    MF            635.04     68,661.67  85.9     04/01/97
 MLC149   10218002120   COE RICHARD                         126,650.00    SF          1,041.92    126,650.00  85.0     06/01/97
 MLC149   10218002244   MALOUF IMAD N                       161,100.00    MF          1,296.25    161,100.00  90.0     06/01/97
 MLC149   10218002865   NRECAJ NREC                         292,000.00    SF          2,780.78    292,000.00  80.0     05/01/97
 MLC149   10218002986   NIGRO WILLIAM A                      64,600.00    SF            549.09     64,537.87  79.9     04/01/97
 MLC149   10218003036   ROGGIO CARMINE                      118,575.00    SF          1,095.75    118,575.00  85.3     11/01/98
 MLC149   10218003447   SHULMAN ROBERT T                    242,250.00    SF          2,329.91    242,250.00  85.0     05/01/97
 MLC149   10218003589   BERINI JOHN E                       182,700.00    SF          1,637.18    182,700.00  90.0     11/01/98
 MLC149   10218004187   ESTRADA GERMAN RODRIGUES             81,600.00    SF            808.08     81,600.00  80.0     12/01/98
 MLC149   10218004357   STRUMMER ADELE                      116,800.00    SF            950.32    116,800.00  80.0     06/01/97
         ------------------------------------------------------------             ------------------------------------
               13       Sale Total                        1,739,545.00               15,558.85  1,739,314.60  80.6

                         Current      Property
                        Mortgage      Value at       Owner
Sale ID     Account       Rate      Origination     Occupied
------------------------------------------------------------
 MLC149   10218000970     10.000         165,000.00     Y
 MLC149   10218001362      9.625          76,000.00     Y
 MLC149   10218001674      9.375         295,000.00     N
 MLC149   10218002018     10.625          80,000.00     Y
 MLC149   10218002120      9.250         149,000.00     Y
 MLC149   10218002244      9.000         179,000.00     Y
 MLC149   10218002865     11.000         365,000.00     Y
 MLC149   10218002986      9.625          80,800.00     Y
 MLC149   10218003036     10.625         139,000.00     Y
 MLC149   10218003447     11.125         285,000.00     Y
 MLC149   10218003589     10.250         203,000.00     Y
 MLC149   10218004187     11.500         102,000.00     Y
 MLC149   10218004357      9.125         146,000.00     Y
         -----------------------------------------
               13         10.220       2,264,800.00

                                                                         Page 14
                                Sale Schedule B
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                         Principal     Type of    Scheduled  Cut-off Date   Original     Next
                                                        Balance at    Mortgaged    Payment     Principal      LTV     Adjustment
Sale ID     Account        Name                         Origination    Property   Int & Prin    Balance      Ratio       Date
----------------------------------------------------------------------------------------------------------------------------------
MLC149A   10218000982   NAUGHTON PETER T SR                  67,500.00    SF            649.20     67,476.58  79.4     04/01/97
MLC149A   10218001000   GIGLIO ANDREW                       125,200.00    SF          1,110.30    125,200.00  84.5     05/01/97
MLC149A   10218001609   RIVERA FILOGONIO J                  134,000.00    MF          1,066.16    133,924.88  89.9     04/01/97
MLC149A   10218001844   SCOTT KARL                          140,000.00    MF          1,064.10    140,000.00  70.0     06/01/97
MLC149A   10218002137   LYMAN CHARLES E IV                  208,800.00    SF          2,027.99    208,800.00  80.0     11/01/98
MLC149A   10218002387   PRINGLEY HENRY SR                   116,200.00    MF          1,009.02    116,200.00  70.0     05/01/97
MLC149A   10218002563   MARTINEZ ALBERTO                    106,200.00    MF            922.19    106,200.00  90.0     05/01/97
MLC149A   10218002900   YEAGER TOMMIE LEE                    20,000.00    SF            215.39     20,000.00  20.0     12/01/98
MLC149A   10218003057   MACLISE JEWETT LANGDON               90,000.00    CD            823.27     89,964.23  34.6     11/01/98
MLC149A   10218003058   KURZWEIL SCOTT R                     60,000.00    SF            543.24     60,000.00  62.1     05/01/97
MLC149A   10218003103   DELUCIA ANTONIO                      59,200.00    SF            603.25     59,200.00  80.0     05/01/97
MLC149A   10218003136   SCHMERLER ROBERT L                   79,450.00    SF            697.23     79,450.00  72.2     05/01/97
MLC149A   10218003141   KRAFT KELLY E                        57,630.00    MF            495.13     57,630.00  85.0     12/01/98
MLC149A   10218003258   KING ALAN B                         143,910.00    SF          1,302.97    143,851.25  90.0     05/01/97
MLC149A   10218003317   AIKEN BEN                           108,000.00    MF          1,018.32    108,000.00  80.0     05/01/97
MLC149A   10218003371   RAWLINGS VINCENT E SR                80,000.00    SF            687.32     80,000.00  54.0     05/01/97
MLC149A   10218003497   BELHSEINE RACHID                    180,000.00    SF          1,612.98    180,000.00  90.0     12/01/98
MLC149A   10218003663   PARISI ESTHER FIORE                  79,200.00    SF            673.19     79,200.00  90.0     06/01/97
MLC149A   10218003709   BURGESS BRYAN                        75,000.00    SF            693.07     75,000.00  78.9     05/01/97
MLC149A   10218004125   WARR RICHARD L                      151,200.00    MF          1,257.61    151,200.00  90.0     05/01/97
MLC149A   10218004258   BARBOSA SHIRLEY                     125,000.00    SF            972.24    125,000.00  71.4     06/01/97
MLC149A   10218004376   BRABHAM BETTY                       144,500.00    MF          1,458.60    144,456.30  84.5     11/01/98
MLC149A   10218004516   SWITLICK STEVEN R                    62,000.00    SF            460.35     62,000.00  67.3     06/01/97
         ------------------------------------------------------------             ------------------------------------
               23       Sale Total                        2,412,990.00               21,363.12  2,412,753.24  78.3

                         Current      Property
                        Mortgage      Value at       Owner
Sale ID     Account       Rate      Origination     Occupied
------------------------------------------------------------
MLC149A   10218000982     11.125          85,000.00     Y
MLC149A   10218001000     10.125         148,000.00     Y
MLC149A   10218001609      8.875         149,000.00     Y
MLC149A   10218001844      8.375         200,000.00     Y
MLC149A   10218002137     11.250         261,000.00     Y
MLC149A   10218002387      9.875         166,000.00     N
MLC149A   10218002563      9.875         118,000.00     Y
MLC149A   10218002900     12.625         100,000.00     Y
MLC149A   10218003057     10.500         260,000.00     Y
MLC149A   10218003058     10.375          96,500.00     Y
MLC149A   10218003103     11.875          74,000.00     Y
MLC149A   10218003136     10.000         110,000.00     Y
MLC149A   10218003141      9.750          67,800.00     Y
MLC149A   10218003258     10.375         159,900.00     Y
MLC149A   10218003317     10.875         135,000.00     Y
MLC149A   10218003371      9.750         148,000.00     Y
MLC149A   10218003497     10.250         200,000.00     Y
MLC149A   10218003663      9.625          88,000.00     Y
MLC149A   10218003709     10.625          95,000.00     Y
MLC149A   10218004125      9.375         168,000.00     Y
MLC149A   10218004258      8.625         175,000.00     Y
MLC149A   10218004376     11.750         171,000.00     Y
MLC149A   10218004516      8.125          92,000.00     Y
         -----------------------------------------
               23         10.093       3,267,200.00

                                                                         Page 15
                                Sale Schedule B
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                         Principal     Type of    Scheduled  Cut-off Date   Original     Next
                                                        Balance at    Mortgaged    Payment     Principal      LTV     Adjustment
Sale ID     Account        Name                         Origination    Property   Int & Prin    Balance      Ratio       Date
----------------------------------------------------------------------------------------------------------------------------------
 ML150    10216130477   PORTER DOROTHY J                     60,000.00    SF            526.54     60,000.00  75.0     06/01/97
 ML150    10216132275   KOLVEK DAVID                         22,400.00    SF            217.56     22,400.00  67.8     05/01/97
 ML150    10216134339   STONE VELVA                         246,900.00    SF          2,468.61    246,900.00  71.5     05/01/97
 ML150    10216135631   DELANEY LELA M                       69,000.00    SF            605.52     69,000.00  75.0     05/01/97
         ------------------------------------------------------------             ------------------------------------
                4       Sale Total                          398,300.00                3,818.23    398,300.00  72.4

                         Current      Property
                        Mortgage      Value at       Owner
Sale ID     Account       Rate      Origination     Occupied
------------------------------------------------------------
 ML150    10216130477     10.000          80,000.00     Y
 ML150    10216132275     11.250          33,000.00     Y
 ML150    10216134339     11.625         345,000.00     Y
 ML150    10216135631     10.000          92,000.00     Y
         -----------------------------------------
                4         11.078         550,000.00

                                                                         Page 16
                                Sale Schedule B
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                         Principal     Type of    Scheduled  Cut-off Date   Original     Next
                                                        Balance at    Mortgaged    Payment     Principal      LTV     Adjustment
Sale ID     Account        Name                         Origination    Property   Int & Prin    Balance      Ratio       Date
----------------------------------------------------------------------------------------------------------------------------------
 ML151    10216127044   LAPP STEPHEN L                       92,225.00    SF            869.58     92,225.00  85.0     05/01/97
 ML151    10216127609   SAMPSON TRACY P                      69,700.00    SF            618.12     69,588.09  85.0     05/01/97
 ML151    10216130122   BURDEN THOMAS A JR                   50,000.00    MF            415.87     49,974.76  33.3     04/01/97
 ML151    10216131852   HAUSLE STEVEN D                     400,000.00    SF          2,969.99    400,000.00  72.7     05/01/97
 ML151    10216132119   AHMAD ADEL                           68,000.00    SF            553.27     67,963.81  78.1     04/01/97
 ML151    10216132336   KIRK EARL R                         195,000.00    SF          1,447.87    195,000.00  84.7     06/01/97
 ML151    10216133044   TUNNELL VERNON R JR                 123,200.00    SF          1,138.49    123,200.00  80.0     06/01/97
 ML151    10216134069   KASCHAK JOHN H                       99,400.00    SF            799.79     99,400.00  84.9     12/01/98
 ML151    10216134344   FLEISCHER RICHELLE B                 76,000.00    SF            597.89     76,000.00  84.9     12/01/98
 ML151    10216134698   GARCIA JOSE A                        51,000.00    SF            471.29     51,000.00  85.0     12/01/98
 ML151    10216135158   YESENSKI FRANKLIN A                  72,000.00    SF            598.86     72,000.00  90.0     05/01/97
 ML151    10216135228   SALEH KODOR                          93,500.00    SF            710.67     93,500.00  85.0     05/01/97
 ML151    10216135505   MENTA BERNARD A                     119,600.00    SF          1,184.39    119,600.00  80.0     05/14/97
 ML151    10216135506   MENTA BERNARD A                      38,400.00    MF            380.27     38,400.00  60.0     05/14/97
 ML151    10216135507   MENTA BERNARD A                      57,000.00    MF            564.47     57,000.00  60.0     05/14/97
 ML151    10216135555   BARKMEYER ERIC                      542,500.00    SF          4,561.63    542,500.00  70.0     12/01/98
 ML151    10216135585   BORNHOLDT ROBERT M                  104,800.00    SF            815.12    104,800.00  77.6     06/01/97
 ML151    10216135639   JAMES GARY A                         76,500.00    SF            554.68     76,394.36  90.0     04/01/97
 ML151    10216135645   COTE LINDA M                         46,200.00    SF            401.18     46,179.01  67.9     05/01/97
 ML151    10216135647   THORNBERRY MARK                      89,600.00    SF            737.12     89,600.00  80.0     12/01/98
 ML151    10216135774   EUBANKS CLAUDE L                    116,550.00    SF            969.41    116,550.00  90.0     05/01/97
 ML151    10216135800   BENTLEY JOHN S                       42,700.00    SF            390.60     42,700.00  70.0     11/01/98
 ML151    10216135801   BENTLEY JOHN S                       42,700.00    SF            390.60     42,700.00  70.0     11/01/98
 ML151    10216136136   BROCK KEVIN C                       127,415.00    SF          1,286.14    127,415.00  85.0     12/01/98
 ML151    10216136269   DANIELS MARK S                      135,000.00    SF          1,260.20    135,000.00  84.3     12/01/98
 ML151    10216136516   KENNEDY STEPHEN J                   324,000.00    SF          2,753.97    324,000.00  78.0     12/01/98
 ML151    10216136618   LIST DEBORAH SUE                    125,300.00    SF            985.74    125,300.00  70.0     12/01/98
 ML151    10216136801   HIMOUDA MAHMOUD I                    99,750.00    MF            838.75     99,750.00  75.5     12/01/98
 ML151    10216136854   CAPATINA IOAN                       119,000.00    SF          1,110.84    119,000.00  85.0     12/01/98
 ML151    10216136868   STINEMAN LORRAINE L                 113,050.00    SF          1,002.55    113,050.00  85.0     06/01/97
 ML151    10216137036   LAZERUS CRAIG                       178,500.00    SF          1,784.71    178,500.00  85.0     12/01/98
 ML151    10216137062   LOCHRIDGE JAMES A                   201,600.00    SF          1,568.02    201,600.00  90.0     06/01/97
 ML151    10216137314   MCCRORY JAMES B                      68,000.00    SF            628.39     68,000.00  85.0     12/01/98
         ------------------------------------------------------------             ------------------------------------
               33       Sale Total                        4,158,190.00               35,360.47  4,157,890.03  78.8

                         Current      Property
                        Mortgage      Value at       Owner
Sale ID     Account       Rate      Origination     Occupied
------------------------------------------------------------
 ML151    10216127044     10.875         108,500.00     Y
 ML151    10216127609     10.125          82,000.00     Y
 ML151    10216130122      9.375         150,000.00     N
 ML151    10216131852      8.125         550,000.00     Y
 ML151    10216132119      9.125          87,000.00     Y
 ML151    10216132336      8.125         230,000.00     Y
 ML151    10216133044     10.625         154,000.00     Y
 ML151    10216134069      9.000         117,000.00     Y
 ML151    10216134344      8.750          89,500.00     Y
 ML151    10216134698     10.625          60,000.00     Y
 ML151    10216135158      9.375          80,000.00     Y
 ML151    10216135228      8.375         110,000.00     Y
 ML151    10216135505     11.500         149,500.00     Y
 ML151    10216135506     11.500          64,000.00     Y
 ML151    10216135507     11.500          95,000.00     N
 ML151    10216135555      9.500         775,000.00     Y
 ML151    10216135585      8.625         135,000.00     Y
 ML151    10216135639      7.875          85,000.00     Y
 ML151    10216135645      9.875          68,000.00     N
 ML151    10216135647      9.250         112,000.00     Y
 ML151    10216135774      9.375         129,500.00     Y
 ML151    10216135800     10.500          61,000.00     N
 ML151    10216135801     10.500          61,000.00     N
 ML151    10216136136     11.750         149,900.00     Y
 ML151    10216136269     10.750         160,000.00     Y
 ML151    10216136516      9.625         415,000.00     Y
 ML151    10216136618      8.750         179,000.00     Y
 ML151    10216136801      9.500         132,000.00     Y
 ML151    10216136854     10.750         140,000.00     Y
 ML151    10216136868     10.125         133,000.00     Y
 ML151    10216137036     11.625         210,000.00     Y
 ML151    10216137062      8.625         224,000.00     Y
 ML151    10216137314     10.625          80,000.00     Y
         -----------------------------------------
               33          9.615       5,375,900.00

                                                                         Page 17
                                Sale Schedule B
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                         Principal     Type of    Scheduled  Cut-off Date   Original     Next
                                                        Balance at    Mortgaged    Payment     Principal      LTV     Adjustment
Sale ID     Account        Name                         Origination    Property   Int & Prin    Balance      Ratio       Date
----------------------------------------------------------------------------------------------------------------------------------
 MLC152   10218001423   HEMBERGER CHARLES G JR              150,000.00    MF          1,302.52    150,000.00  75.0     05/01/97
 MLC152   10218001564   SALHANY ROBERT                      131,250.00    SF          1,163.95    131,193.47  75.0     05/01/97
 MLC152   10218001876   CASTALDI LOUIS                      310,000.00    SF          3,069.90    310,000.00  84.9     05/01/97
 MLC152   10218001917   SELLITTI LESTER B                   130,500.00    SF          1,133.19    130,440.72  90.0     05/01/97
 MLC152   10218002798   RAMIREZ CARLOS M                    130,500.00    SF          1,121.20    130,500.00  90.0     05/01/97
 MLC152   10218003129   JONES WILLIAM                        55,000.00    SF            447.50     55,000.00  73.3     06/01/97
 MLC152   10218003176   GREEFF ROBERT S                     259,000.00    SF          2,249.02    259,000.00  70.0     05/01/97
 MLC152   10218003420   SCARBOROUGH THOMAS                  122,500.00    MF          1,086.36    122,500.00  70.0     06/01/97
 MLC152   10218003685   ZAGYI PAUL M                        202,500.00    SF          1,593.07    202,500.00  75.0     11/04/98
 MLC152   10218003792   HARRIS AUDREY                        70,000.00    SF            726.77     70,000.00  62.5     06/01/97
 MLC152   10218004380   PATEL MAHENDRA K                    207,000.00    MF          1,932.31    207,000.00  90.0     12/01/98
 MLC152   10218004538   DEFELICE DENISE M                    51,000.00    SF            480.87     50,981.32  85.0     11/01/98
         ------------------------------------------------------------             ------------------------------------
               12       Sale Total                        1,819,250.00               16,306.66  1,819,115.51  79.2

                         Current      Property
                        Mortgage      Value at       Owner
Sale ID     Account       Rate      Origination     Occupied
------------------------------------------------------------
 MLC152   10218001423      9.875         200,000.00     Y
 MLC152   10218001564     10.125         175,000.00     Y
 MLC152   10218001876     11.500         365,000.00     Y
 MLC152   10218001917      9.875         145,000.00     Y
 MLC152   10218002798      9.750         145,000.00     Y
 MLC152   10218003129      9.125          75,000.00     Y
 MLC152   10218003176      9.875         370,000.00     Y
 MLC152   10218003420     10.125         175,000.00     N
 MLC152   10218003685      8.750         270,000.00     Y
 MLC152   10218003792     12.125         112,000.00     Y
 MLC152   10218004380     10.750         230,000.00     Y
 MLC152   10218004538     10.875          60,000.00     Y
         -----------------------------------------
               12         10.244       2,322,000.00

                                                                         Page 18
                                Sale Schedule B
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                         Principal     Type of    Scheduled  Cut-off Date   Original     Next
                                                        Balance at    Mortgaged    Payment     Principal      LTV     Adjustment
Sale ID     Account        Name                         Origination    Property   Int & Prin    Balance      Ratio       Date
----------------------------------------------------------------------------------------------------------------------------------
 ML154    10216132066   BENSON PAUL                          64,600.00    SF            609.11     64,600.00  77.8     06/01/97
 ML154    10216134272   MAJED YOUSSEF                        25,600.00    SF            199.11     25,600.00  80.0     05/01/97
 ML154    10216134669   MUSIL ARTHUR DALE                    68,000.00    SF            547.14     68,000.00  80.0     12/01/98
 ML154    10216134798   KIMBLE CHERYL L                      43,800.00    SF            417.12     43,800.00  79.6     05/01/97
 ML154    10216135204   GIANNOPOULOUS GEORGE                196,000.00    SF          2,091.83    196,000.00  80.0     12/01/98
 ML154    10216135209   GULLEY-GRANT JUANITA                 91,000.00    MF            715.90     91,000.00  70.0     11/01/98
 ML154    10216135381   HASSAN-SHAHIN SAFAA                 112,500.00    SF          1,029.08    112,500.00  90.0     11/01/98
 ML154    10216135765   LUNDSTROM RICHARD F                  89,250.00    SF            833.13     89,250.00  85.0     12/01/98
 ML154    10216135828   ANTHONY DELORES                      26,000.00    MF            247.60     26,000.00  29.5     11/01/98
 ML154    10216135836   MORROW TONI M                       103,200.00    SF          1,021.98    103,200.00  80.0     05/01/97
 ML154    10216136110   BIRNIE TRACY D                      120,000.00    SF            933.35    120,000.00  52.6     06/01/97
 ML154    10216136125   PEEPLES RANDY LEE                   119,500.00    SF            825.36    119,500.00  78.9     05/01/97
 ML154    10216136498   MAKIN EARLE F JR                    224,000.00    SF          2,133.20    224,000.00  80.0     12/01/98
 ML154    10216136645   BEYDOUN ABDUL-AZIZ                   54,000.00    SF            458.99     54,000.00  90.0     06/01/97
 ML154    10216136685   SPRINGER GREGG E                    246,000.00    SF          1,826.54    246,000.00  75.0     06/01/97
 ML154    10216136711   LEGG RACHEL                         131,400.00    SF          1,153.13    131,400.00  90.0     12/01/98
 ML154    10216136925   STRINGFELLOW SAMUEL K               250,000.00    SF          2,333.70    250,000.00  83.3     12/01/98
 ML154    10216136955   STOOPS RICHARD M                    332,000.00    SF          2,611.85    332,000.00  80.0     12/01/98
 ML154    10216136974   NILSSON GLENN A                     120,500.00    SF          1,057.47    120,500.00  89.9     12/01/98
 ML154    10216137294   NEMEH LAILA                         210,000.00    SF          1,960.31    210,000.00  75.0     12/01/98
 ML154    10216137316   PETERSON ROBERT R                   162,000.00    SF          1,347.43    162,000.00  90.0     06/01/97
 ML154    10216137422   AL-KAABI HAMID                       55,800.00    SF            474.29     55,800.00  90.0     06/01/97
 ML154    10216137459   ROBERTS GARY C                      117,000.00    SF            994.49    117,000.00  90.0     12/01/98
 ML154    10216137504   KELLEY MICHAEL G                    149,600.00    SF          1,230.72    149,600.00  80.0     12/01/98
 ML154    10216137538   ALLAMY ALI                           94,500.00    SF            803.24     94,500.00  90.0     06/01/97
 ML154    10216137617   CURCIC MICO                          21,000.00    SF            218.03     21,000.00  50.0     12/01/98
 ML154    10216137765   ESSER GERALD W                      102,500.00    SF            797.23    102,500.00  38.6     06/01/97
 ML154    10216137814   SALERNO MARCO                       195,000.00    CD          1,482.14    195,000.00  75.0     06/01/97
 ML154    10216137822   SIELER ELIZABETH B                   54,200.00    SF            475.64     54,200.00  44.7     12/01/98
 ML154    10216137832   AL-BIDHAWI ABDULRIDHA                77,400.00    SF            657.89     77,400.00  90.0     06/01/97
 ML154    10216137881   SALAZAR GUSTAVO                     200,000.00    SF          1,755.15    200,000.00  80.0     12/01/98
 ML154    10216137951   THAYER JOHN E                        84,000.00    SF            744.93     84,000.00  80.0     06/01/97
 ML154    10216138126   KEARNEY M PAMELA                    225,000.00    SF          1,891.92    225,000.00  79.5     12/01/98
         ------------------------------------------------------------             ------------------------------------
               33       Sale Total                        4,165,350.00               35,879.00  4,165,350.00  78.7

                         Current      Property
                        Mortgage      Value at       Owner
Sale ID     Account       Rate      Origination     Occupied
------------------------------------------------------------
 ML154    10216132066     10.875          83,000.00     Y
 ML154    10216134272      8.625          32,000.00     Y
 ML154    10216134669      9.000          85,000.00     Y
 ML154    10216134798     11.000          55,000.00     Y
 ML154    10216135204     12.500         245,000.00     Y
 ML154    10216135209      8.750         130,000.00     N
 ML154    10216135381     10.500         125,000.00     Y
 ML154    10216135765     10.750         105,000.00     Y
 ML154    10216135828     11.000          88,000.00     Y
 ML154    10216135836     11.500         129,000.00     Y
 ML154    10216136110      8.625         228,000.00     Y
 ML154    10216136125      7.375         151,300.00     Y
 ML154    10216136498     11.000         280,000.00     Y
 ML154    10216136645      9.625          60,000.00     Y
 ML154    10216136685      8.125         328,000.00     Y
 ML154    10216136711     10.000         146,000.00     Y
 ML154    10216136925     10.750         300,000.00     Y
 ML154    10216136955      8.750         415,000.00     Y
 ML154    10216136974     10.000         134,000.00     Y
 ML154    10216137294     10.750         280,000.00     Y
 ML154    10216137316      9.375         180,000.00     Y
 ML154    10216137422      9.625          62,000.00     Y
 ML154    10216137459      9.625         130,000.00     Y
 ML154    10216137504      9.250         187,000.00     Y
 ML154    10216137538      9.625         105,000.00     Y
 ML154    10216137617     12.125          42,000.00     Y
 ML154    10216137765      8.625         265,000.00     Y
 ML154    10216137814      8.375         260,000.00     Y
 ML154    10216137822     10.000         121,000.00     N
 ML154    10216137832      9.625          86,000.00     Y
 ML154    10216137881     10.000         250,000.00     Y
 ML154    10216137951     10.125         105,000.00     Y
 ML154    10216138126      9.500         283,000.00     Y
         -----------------------------------------
               33          9.763       5,475,300.00

                                                                         Page 19
                                Sale Schedule B
1996-4 Class 2 - Initial Pool of Adjustable Rate Mortgages - Settlement 12/19/96


Alliance Funding Company
A division of Superior Bank FSB

                                                         Principal     Type of    Scheduled  Cut-off Date   Original     Next
                                                        Balance at    Mortgaged    Payment     Principal      LTV     Adjustment
Sale ID     Account        Name                         Origination    Property   Int & Prin    Balance      Ratio       Date
----------------------------------------------------------------------------------------------------------------------------------
 MLC155   10218000863   VANMOL TERESA L                     125,600.00    SF          1,279.86    125,488.06  80.0     03/01/97
 MLC155   10218002559   GERAINE MICHAEL                     108,000.00    SF            878.72    107,942.53  90.0     05/01/97
 MLC155   10218002582   VARGAS MANUEL                       244,800.00    MF          2,125.72    244,576.64  90.0     04/01/97
 MLC155   10218002634   WALKER KEVIN                        128,000.00    MF          1,341.31    128,000.00  80.0     05/01/97
 MLC155   10218003191   TAYLOR RANDOLPH                     149,500.00    SF          1,452.04    149,500.00  65.0     06/01/97
 MLC155   10218003330   VITALE ANTHONY                      328,000.00    SF          3,000.34    328,000.00  79.0     12/01/98
 MLC155   10218003588   YOUNG ROGER Y                       207,400.00    SF          1,877.81    207,400.00  85.0     06/01/97
 MLC155   10218004245   TAM KWOK S                          188,000.00    MF          1,879.70    188,000.00  80.0     06/01/97
 MLC155   10218004410   CARTER JAMES H                      200,000.00    SF          1,810.81    200,000.00  54.7     12/01/98
 MLC155   10218004727   SCARBOROUGH THOMAS                   27,500.00    SF            238.80     27,500.00  19.3     06/01/97
         ------------------------------------------------------------             ------------------------------------
               10       Sale Total                        1,706,800.00               15,885.11  1,706,407.23  77.2
              352       Total with Merrill Lynch         46,236,152.00              412,242.48 46,220,241.40  79.7
              455       Grand Total                      60,106,188.00              534,260.52 60,081,756.98  79.9

                         Current      Property
                        Mortgage      Value at       Owner
Sale ID     Account       Rate      Origination     Occupied
------------------------------------------------------------
 MLC155   10218000863     11.875         157,000.00     Y
 MLC155   10218002559      9.125         120,000.00     Y
 MLC155   10218002582      9.875         272,000.00     Y
 MLC155   10218002634     12.250         160,000.00     Y
 MLC155   10218003191     11.250         230,000.00     Y
 MLC155   10218003330     10.500         415,000.00     Y
 MLC155   10218003588     10.375         244,000.00     Y
 MLC155   10218004245     11.625         235,000.00     Y
 MLC155   10218004410     10.375         365,000.00     Y
 MLC155   10218004727      9.875         142,000.00     Y
         -----------------------------------------
               10         10.706       2,340,000.00
              352         10.176      59,484,982.00
              455         10.142      77,144,422.00

                                    EXHIBIT I

                        REQUEST FOR RELEASE OF DOCUMENTS


                                                _____________, 19__

To:   [Trustee]

      [Custodian]


         Re: Pooling and Servicing Agreement, dated as of December 1, 1996, among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee relating to AFC Mortgage Loan Asset Backed Certificates, Series 1996-4
               -----------------------------------------------------------------

            In connection with the administration of the pool of Mortgage Loans held by you as Trustee or by the Custodian as your agent for the benefit of Certificateholders, we request the release, and acknowledge receipt, of the (Trustee's Mortgage File/[specify document]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:

Mortgage Loan Number:


Reason for Requesting Documents (check one)
____ 1.     Mortgage Loan Paid in Full
                  (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Principal and Interest Account with respect to each Sub-Pool and remitted to the Trustee for deposit into the related Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 2.     Mortgage Loan Liquidated
                  (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Principal and Interest Account and remitted to the Trustee for deposit into the related Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 3.     Mortgage Loan in Foreclosure

____ 4. Mortgage Loan repurchased pursuant to Section 11.01 of the Pooling and Servicing Agreement.

____ 5. Mortgage Loan repurchased or substituted pursuant to Article II or III of the Pooling and Servicing Agreement (Servicer hereby certifies that the repurchase price or Substitution Adjustment has been credited to the related Principal and Interest Account and remitted to the Trustee for deposit into the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 6.     Other (explain) _________________________________
            ______________________________________________________

            If box l or 2 above is checked, and if all or part of the Trustee's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

            If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.



                                    _____________________________________


                                    By:__________________________________
                                    Name:________________________________
                                    Title:_______________________________

Documents returned to Trustee or Custodian:


_________________________________
      [Trustee][Custodian]


By:______________________________
Date:____________________________

                                    EXHIBIT J

                               TRANSFER AFFIDAVIT

STATE OF          )
                  ) ss.:
COUNTY OF         )

            The undersigned, being first duly sworn, deposes and says as follows:

            1. The undersigned is an officer of ________, the proposed transferee (the "Transferee") of a Percentage Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1996 (the "Agreement"), among Superior Bank FSB, as depositor (the "Depositor"), Lee Servicing Company, a division of Superior Bank FSB, as servicer (the "Servicer"), and LaSalle National Bank, as trustee (the "Trustee"). Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

            2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring its Percentage Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

            3. The Transferee has been advised of, and understands that (i) a tax will be imposed on transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferror, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

            4. The Transferee has been advised of, and understands that, a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

            5. The Transferee has reviewed the provisions of Section 4.02 of the Agreement (incorporated herein by reference) and understands the legal consequences of the acquisition of a Percentage Interest in the Certificate including, without limitation, the restrictions on subsequent transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 4.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

            6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to transfer its Percentage Interest in the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer its Percentage Interest or cause any Percentage Interest to be transferred to any Person that the Transferee knows is not a Permitted Transferee or if any purpose of such proposed transfer is to impede the assessment or collection of tax. In connection with any such transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate (a "Transfer Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the transfer is to be made is not a Permitted Transferee.

            7. The Transferee's taxpayer identification number is ____________.

            8. No purpose of the Transferee relating to its purchase of a Percentage Interest in the Certificate by the Transferee is or will be to impede the assessment or collection of any tax.

            9. The Transferee has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as the Certificate remains outstanding.

            10. The Transferee has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding. In this regard, the Transferee hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Transferee intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

            11. No purpose of the Transferee relating to any sale of any Percentage Interest in the Certificate by the Transferee will be to impede the assessment or collection of tax.

            12. The Transferee is not a Non-United States Person.

            IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this __ day of _____________, 19__

                                    [NAME OF TRANSFEREE]


                                    By:______________________________
                                    Name:____________________________
                                    Title:___________________________


[Corporate Seal]

ATTEST:

___________________________
[Officer of Transferee]

STATE OF                )
                        ) ss.:
COUNTY OF               )


            Personally appeared before me the above-named _______________, known or proved to me to be the same person who executed the foregoing instrument and to be the __________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this ____ day of _____________, 19__.


                         _________________________
                         NOTARY PUBLIC


                         My Commission expires the __ day of ______________, 19

                                   EXHIBIT J-1

                          FORM OF TRANSFER CERTIFICATE


                                                ___________________, 19__

[Trustee]

Attention:  Corporate Trust

                  Re:   AFC Mortgage Loan Asset Backed Certificates,
                        Series 1996-4
                        --------------------------------------------

Dear Sirs:

            This letter is delivered to you in connection with the transfer by (the "Transferor") to (the "Transferee") of % Percentage Interest in the AFC Mortgage Loan Asset Backed Certificates, Series 1996-4, Class R (the "Certificate"), pursuant to Section 4.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1996, among Superior Bank FSB, as depositor, Lee Servicing Company, a division of Superior Bank FSB, as servicer, and LaSalle National Bank, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to, and covenants with, the Trustee that:

            1. No purpose of the Transferor relating to the transfer of the Certificate by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

            2. The Transferor understands that the Transferee has delivered to the Trustee a Transfer Affidavit in the form attached to the Pooling and Servicing Agreement as Exhibit J. The Transferor does not know or believe that any representation contained therein is false.

            3. The Transferor has at the time of the transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they become due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

            4. The Transferor has no actual knowledge that the proposed Transferee is not a Permitted Transferee or a Non-United States Person.

                                            Very truly yours,

                                            __________________________________
                                            (Transferor)

                                            By:_______________________________
                                            Name:_____________________________
                                            Title:____________________________

                                    EXHIBIT K

                            SPECIAL POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, __________________________, of ____________________ (the "Depositor"), do hereby constitute and appoint LaSalle National Bank, as the true and lawful attorney, for the Depositor and in its name, place and stead, to record the assignments of mortgage with respect to the Mortgage Loans transferred to LaSalle National Bank, as trustee (the "Trustee"), under that Pooling and Servicing Agreement dated as of December 1, 1996 by and among the Depositor, the Trustee and Lee Servicing Company, a division of Superior Bank FSB, as servicer, and to do and perform all other things and acts relating to such assignments of mortgage as may be necessary to effectuate the transfer of such Mortgage Loans to the Trustee, including the execution and delivery of new assignments of mortgage where necessary to comply with applicable real estate recording laws at the time of recordation.

      This power of attorney is irrevocable and is coupled with an interest in the Mortgage Loans, and it may at all times be relied upon by any person, firm or corporation dealing with the attorney named herein as remaining in full force and effect, and such person, firm or corporation shall have no liability to the Depositor with respect thereto.

      WITNESS the following signature this ___ day of __________, 199_.


                                            ____________________________

                                            By:_________________________
                                            Name:_______________________
                                            Title:______________________

STATE OF ________________
COUNTY OF ______________, to wit:

            I, ___________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that ______________________, who acknowledged himself to be the _______________ of _____________________, a ______________
corporation, personally appeared before me in the jurisdiction aforesaid and that he as such __________________ executed the foregoing instrument on behalf of said corporation for the purposes therein contained.

            Witness my hand and official seal to this ____ day of ___________, 199_.

                                                _______________________ (SEAL)
                                                Notary Public
My Commission Expires:

                                    EXHIBIT L

                               CUSTODIAL AGREEMENT

                          Dated ________________, 199_

            ______________________________, a ____________________, as Trustee
(the "Trustee") and _________________________________, a
______________________________ ("_________________"), agree as follows:

            WHEREAS, concurrently herewith, the Trustee, Superior Bank FSB (the "Depositor") and Lee Servicing Company, a division of Superior Bank FSB, (the "Servicer) are entering into a Pooling and Servicing Agreement, dated as of December 1, 1996, relating to AFC Mortgage Loan Asset Backed Certificates, Series 1996-4 (the "Pooling Agreement", the terms defined therein being used herein with the same meaning) pursuant to which the Depositor shall transfer, assign, set-over and otherwise convey to the Trustee, without recourse, all of the Depositor's right, title and interest in and to the mortgage loans consisting of Sub-Pool 1 and Sub-Pool 2 identified in Exhibits H-1 and H-2 to the Pooling Agreement (the "Mortgage Loans"), other than as to the Depositor's Yield; and

            WHEREAS, in connection with such transfer and assignment and pursuant to the Pooling Agreement, the Trustee shall hold, directly or pursuant to a custodial agreement, the Trustee's Mortgage Files;

            WITNESSETH THAT, in consideration of the premises and of the mutual agreements herein contained, _________________ and the Trustee agree as follows:

            1. Appointment as Custodian; Acknowledgment of Receipt. Subject to the terms and conditions herein, the Trustee hereby appoints ________________, and ______________ hereby accepts such appointment, as its Custodian to maintain custody of the Trustee's Mortgage Files. __________________ hereby acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans referred to in Section 2.04, except for the items referred to in Section 2.04(f), of the Pooling Agreement. The Trustee shall be liable for all of _______________________ fees under this Agreement.

            2. Maintenance of Office. __________________ agrees to maintain each Trustee's Mortgage File identified in Section 2.04 of the Pooling Agreement, which is incorporated herein by reference, at the office of ___________________ located at _______________________________________________ or at such other office of _________________ in ____________________ as ________________ shall designate from time to time after giving the Trustee 30 days' prior written notice.

            3. Duties of Custodian. As Custodian, _____________ shall have and perform the following powers and duties:

                  (a) Safekeeping. To segregate the Trustee's Mortgage Files from all other mortgages and mortgage notes and similar records in its possession, to identify the Trustee's Mortgage Files as being held and to hold the Trustee's Mortgage Files for and on behalf of the Trustee for the benefit of all present and future Certificateholders, to maintain accurate records pertaining to each Mortgage Note and Mortgage in the Trustee's Mortgage Files as will enable the Trustee to comply with the terms and conditions of the Pooling Agreement, to maintain at all times a current inventory thereof and to conduct periodic physical inspections of the Trustee's Mortgage Files held by it under this Agreement in such a manner as shall enable the Trustee and _________________ to verify the accuracy of such record-keeping, inventory and physical possession. _________________ will promptly report to the Trustee any failure on its part to hold the Trustee's Mortgage Files as herein provided and promptly take appropriate action to remedy any such failure.

                  (b) Release of Documents. To release any Mortgage Note and
            Mortgage in the Trustee's Mortgage Files as provided in the Pooling Agreement.

                  (c) Administration; Reports. In general, to attend to all
            non-discretionary details in connection with maintaining custody of the Trustee's Mortgage Files on behalf of the Trustee. In addition, ________________ shall assist the Trustee generally in the preparation of reports to Certificateholders or to regulatory bodies to the extent necessitated by ________________ custody of the Trustee's Mortgage Files.

            4. Access to Records. __________________ shall permit the Trustee or its duly authorized depositors, attorneys or auditors and those persons permitted access pursuant to Section 5.13 of the Pooling Agreement to inspect the Trustee's Mortgage Files and the books and records maintained by __________________ pursuant hereto at such times as they may reasonably request, subject only to compliance with the terms of the Pooling Agreement.

            5. Instructions; Authority to Act. ______________ shall be deemed to have received proper instructions with respect to the Trustee's Mortgage Files upon its receipt of written instructions signed by a Responsible Officer of the Trustee. A certified copy of a resolution of the Board of Directors of the Trustee may be accepted by _______________ as conclusive evidence of the authority of any such officer to act and may be considered as in full force and effect until receipt of written notice to the contrary by ______________ from the Trustee. Such instructions may be general or specific in terms.

            6. Indemnification by ________________. _________________ agrees to indemnify the Trustee for any and all liabilities, obligations, losses, damages, payments, costs or expenses, including attorneys fees, of any kind whatsoever which may be imposed on, incurred by or asserted against the Trustee as the result of any act or omission in any way relating to the maintenance and custody by ___________________ of the Trustee's Mortgage Files; provided, however, that ___________________ shall not be liable for any portion of any such amount resulting from the gross negligence or wilful misconduct of the Trustee.

            7. Advice of Counsel. __________________ and the Trustee further agree that ____________________ shall be entitled to rely and act upon the advice of counsel with respect to its performance hereunder as Custodian and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable Federal or State law. This paragraph shall not negate _______________ obligations under paragraph 6 above.

            8. Effective Period, Termination and Amendment, and Interpretive and Additional Provisions. This Agreement shall become effective as of the date hereof and shall continue in full force and effect until terminated as hereinafter provided, and may be amended at any time by mutual agreement of the parties hereto. This Agreement may be terminated by either party in a writing delivered or mailed, postage prepaid, to the other party, such termination to take effect no sooner than sixty (60) days after the date of such delivery or mailing. Concurrently with, or as soon as practicable after, the termination of this Agreement, _________________ shall redeliver the Trustee's Mortgage Files to the Trustee at such place as the Trustee may reasonably designate. In connection with the administration of this Agreement, ________________ and the Trustee may agree from time to time upon the interpretation of the provisions of this Agreement as may in their opinion by consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed and annexed hereto.

            9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            10. Notices. Notices and other writings shall be delivered or mailed, postage prepaid, to the Trustee at, or to ____________________________________________________ at,
____________________________________, Attention: ______________________; or to
such other address as the Trustee or ________________ may hereafter specify in writing. Notices or other writings shall be effective only upon actual receipt by the parties.

            11. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Trustee and ____________________ and their respective successors and assigns. Concurrently with the appointment of a successor trustee as provided in Section 12.08 of the Pooling Agreement, the Trustee and ___________________ shall amend this Agreement to make said successor trustee the successor to the Trustee hereunder.

            12. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.

                                    LASALLE NATIONAL BANK,
                                         as Trustee under the Pooling
                                         Agreement referred to above


                                    By:_________________________________


                                    ____________________________________,
                                    as Custodian


                                    By:_________________________________

                                    EXHIBIT M

                           FORM OF LIQUIDATION REPORT

Customer Name:
Account Number:
Original Principal Balance:

1.    Liquidation Proceeds

            Principal Prepayment        $______
            Property Sale Proceeds       ______
            Insurance Proceeds           ______
            Other (Itemize)              ______

            Total Proceeds                                  $______

2.    Servicing Advances                $______
      Monthly Advances                   ______
      Servicing Fees                     ______
      Annual Trustee Expense Amount      ______

            Total Advances                                  $______

3.    Net Liquidation Proceeds                              $______
      (Line 1 minus Line 2)

4.    Principal Balance of the Mortgage
        Loan on date of liquidation                         $______

5.    Realized Loss, if any                                 $______
      (Line 4 minus Line 3)

                                    EXHIBIT N

                           FORM OF DELINQUENCY REPORT


                     DELINQUENCY AND FORECLOSURE INFORMATION

                            REO               FORECLOSURES
                            --------------------------------------------
             OUTSTANDING      #                             # OF             # OF    OUTSTANDING    # OF      OUTSTANDING
INVESTOR     DOLLARS        ACCT   RANGES        AMOUNT    ACCTS.    PCT     ACCTS.  DOLLARS   %    ACCTS     DOLLARS   %
--------------------------------------------------------------------------------------------------------------------------
REMIC
199__-__                           30 TO 59 DAYS
                                   60 TO 89 DAYS
                                   90 AND OVER
                                   TOTALS

                                    EXHIBIT O

                          CERTIFICATE INSURANCE POLICY

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

Surety Bond


Issuer:  AFC Mortgage Loan Trust 1996-4      Policy Number:  96010689
                                             Control Number:  0010001

Insured Obligations:
$220,000,000 in principal amount
of AFC Mortgage Loan Asset Backed
Certificates, Series 1996-4, Class A
Certificates (the "Certificates")

Trustee:  LaSalle National Bank

Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of its receipt of the Deposit Premium and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Insured Payment to the Trustee named above or its successor, as trustee for the Holders of the Certificates, to the extent set forth in the Pooling and Servicing Agreement.

Financial Guaranty will make an Insured Payment (other than that portion of an Insured Payment constituting a Preference Amount) out of its own funds by 2:00 p.m. (New York City Time) in immediately available funds to the Trustee on the later of (i) the Business Day next following the day on which Financial Guaranty shall have received Notice that an Insured Payment is due and (ii) the Remittance Date on which the Insured Payment is distributable to Certificateholders pursuant to the Pooling and Servicing Agreement, for disbursement to such Certificateholders in the same manner as other payments with respect to the Certificates are required to be made. Any Notice received by Financial Guaranty after 2:00 p.m. New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.

Upon such payment, Financial Guaranty shall be fully subrogated to the rights of the Certificateholders to receive the amount so paid. Financial Guaranty's obligations hereunder with respect to each Remittance Date shall be discharged to the extent funds consisting of the Insured Payment are received by the Trustee on behalf of the Certificateholders for distribution to such Certificateholders, as provided in the Pooling and Servicing Agreement and herein, whether or not such funds are properly applied by the Trustee.


Form 9109
Page 1 of 4

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

Surety Bond


If the payment of any portion or all of any amount that is insured hereunder is voided pursuant to a final order of a court exercising proper jurisdiction in an insolvency proceeding to the effect that the Trustee or the Certificateholder, as the case may be, is required to return any such payment or portion thereof prior to the expiration date of this Surety Bond because such payment was voided under the U. S. Bankruptcy Code, with respect to which order the appeal period has expired without an appeal having been filed (a "Final Order"), and, as a result, the Trustee or any Certificateholder is required to return such voided payment, or any portion of such voided payment made in respect of the Certificates (a "Preference Amount"), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount, on the second Business Day following receipt by Financial Guaranty of (x) a certified copy of the Final Order, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Trustee and/or such Certificateholder relating to or arising under such Preference Amount and appointing Financial Guaranty as the agent of the Trustee and/or such Certificateholder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Trustee or such Certificateholder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or Certificateholder directly (unless a Certificateholder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Trustee for distribution to the Certificateholder upon proof of such payment reasonably satisfactory to Financial Guaranty). Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Surety Bond in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of the Certificates, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal.

Financial Guaranty shall make payments due in respect of Preference Amounts prior to 2:00 p.m. New York city time on the second Business Day following Financial Guaranty's receipt of the documents required under clauses (x) through
(z) of the preceding paragraph. Any such documents received by Financial Guaranty after 2:00 p.m. New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by


Form 9109
Page 2 of 4

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

Surety Bond


Financial Guaranty on the next succeeding Business Day. All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

This Surety Bond is non-cancelable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the payment of the Certificates prior to their respective maturities. This Surety Bond shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is one year and one day following the date on which the Certificates shall have been paid in full.

The Deposit Premium shall be due and payable on the date hereof, and a monthly premium shall be due and payable as provided in the Pooling and Servicing Agreement.

This Surety Bond is subject to and shall be governed by the laws of the State of New York. The proper venue for any action or proceeding on this Surety Bond shall be the County of New York, State of New York. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76).

Capitalized terms used and not defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. "Notice" means a written notice in the form of Exhibit A to this Surety Bond by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Trustee to Financial Guaranty specifying the information set forth therein. "Certificateholder" means, as to a particular Certificate, the person, other than the Trust, the Servicer, any Subservicer or the Depositor who, on the applicable Remittance Date is entitled under the terms of such Certificate to payment thereof. "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement by and among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee, dated as of December 1, 1996.

In the event that payments under any Certificate is accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Certificates on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty.


Form 9109
Page 3 of 4

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

Surety Bond


IN WITNESS WHEREOF, Financial Guaranty has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.


/s/ [Illegible]                                      /s/ [Illegible]
President                                            Authorized Representative



Effective Date:  December 19, 1996

Form 9109
Page 4 of 4

                                    EXHIBIT A

                                     NOTICE

To:     Financial Guaranty Insurance Company
        115 Broadway
        New York, New York 10006
        (212) 312-3000
        Attention:  General Counsel

        Telephone:  (212) 312-3000
        Telecopier: (212) 312-3093

Re:     AFC Mortgage Loan Trust 1996-4,
        AFC Mortgage Loan Asset Backed
        Certificates, Series 1996-4

Determination Date: ___________________________

Remittance Date:    ___________________________

We refer to that certain Pooling and Servicing Agreement dated as of December 1, 1996, by and among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee (the "Pooling and Servicing Agreement"), relating to the above referenced Certificates. All capitalized terms not otherwise defined herein or in the Surety Bond shall have the same respective meanings assigned to such terms in the Pooling and Servicing Agreement.

(a) As of the Determination Date and based upon the Servicer's Certificate for such Determination Date, the Trustee has determined under the Pooling and Servicing Agreement that in respect of the Remittance Date set forth above:

         (i) The Class A Interest Remittance Amount with respect to all related Classes of Class A Certificates with respect to Sub-Pool [1][2] due and owing is $____________;

         (ii) The Class A Principal Remittance Amount with respect to Sub-Pool [1][2], exclusive of the amount set forth in clause B(vi) of the definition thereof if not paid by the Depositor, due and owing is $______________;

         (iii) The Available Remittance Amount (minus the amount withdrawable from the Sub-Pool [1][2] Certificate Account to pay the Certificate Insurer pursuant to Section 6.02(i) of the Agreement and as reduced by any portion thereof that has been deposited in the Sub-Pool [1][2] Certificate Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code) is $_______________;

         (iv) The lesser of (1) the sum of the (a) Excess Spread to be deposited into the Sub-Pool [1][2] Certificate Account pursuant to Section 5.04(i) of the Agreement, (b) the Net Excess Spread from the other Sub-Pool and (c) the Excess Principal from the other Sub-Pool and (2) the Subordinated Amount, is $_______________;


         (v) The aggregate amount of unreimbursed Insured Payments (including any portion constituting Preference Amounts), together with the aggregate portion of the items described in clauses (i) and (ii) above that represents interest accrued in respect of Insured Payments in accordance with the definition of Class A Carry-Forward Amount in the Agreement, is $_______________;

         (vi) The additional portion of the Amount Available constituting Excess Spread available to pay the Class A Interest Remittance Amount with respect to all related Classes of Class A Certificates pursuant to Sections
6.06(c)(A)(Y)(i) through (vii) with respect to Sub-Pool 1 and Section 6.06(c)(B)(Y)(i) with respect to Sub-Pool 2.

         (vii) The aggregate amount to be withdrawn from the Sub-Pool [1][2] Reserve Account and deposited into the Sub-Pool [1][2] Certificate Account pursuant to Section 6.14(c) of the Agreement is $_______________.

Please be advised that the amounts described in clauses (i) and (ii) above collectively exceed the amounts described in clauses [,prior to the Cross-Over Date, (iii), (iv) and,] (v) [on or after the Cross-Over Date, clauses (iii), (v) and (vi) (in the case of Sub-Pool 1),] and (vii) above by $_______________.

Accordingly, pursuant to the Pooling and Servicing Agreement, this statement constitutes a notice for payment of an Insured Payment in the amount of $_______________ under the Surety Bond.

[Attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent.]

(b) No payment claimed hereunder is in excess of the amount payable under the [Surety Bond].

         The amount requested in this Notice should be paid to: [Payment Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice this _____ day of ______________________.


                                   _________________________________________,
                                   as Trustee


                                   By:   ___________________________________




                                   Title:___________________________________

                                   EXHIBIT P

                            PRINCIPAL PAYMENT TABLES

ALLIANCE 1996-4

Principal Prepayment Table

                                            Class 1A
                                           Principal
                                             Balance
            1        Dec-96           125,000,000.00
            2        Jan-97           125,000,000.00
            3        Feb-97           125,000,000.00
            4        Mar-97           125,000,000.00
            5        Apr-97           125,000,000.00
            6        May-97           125,000,000.00
            7        Jun-97           125,000,000.00
            8        Jul-97           125,000,000.00
            9        Aug-97           125,000,000.00
           10        Sep-97           125,000,000.00
           11        Oct-97           125,000,000.00
           12        Nov-97           125,000,000.00
           13        Dec-97           125,000,000.00
           14        Jan-98           125,000,000.00
           15        Feb-98           125,000,000.00
           16        Mar-98           125,000,000.00
           17        Apr-98           125,000,000.00
           18        May-98           125,000,000.00
           19        Jun-98           125,000,000.00
           20        Jul-98           125,000,000.00
           21        Aug-98           125,000,000.00
           22        Sep-98           125,000,000.00
           23        Oct-98           125,000,000.00
           24        Nov-98           125,000,000.00
           25        Dec-98           125,000,000.00
           26        Jan-99           125,000,000.00
           27        Feb-99           125,000,000.00
           28        Mar-99           125,000,000.00
           29        Apr-99           125,000,000.00
           30        May-99           125,000,000.00
           31        Jun-99           125,000,000.00
           32        Jul-99           125,000,000.00
           33        Aug-99           125,000,000.00
           34        Sep-99           125,000,000.00
           35        Oct-99           125,000,000.00
           36        Nov-99           125,000,000.00
           37        Dec-99           125,000,000.00
           38      Jan-2000           125,000,000.00
           39      Feb-2000           125,000,000.00
           40      Mar-2000           125,000,000.00
           41      Apr-2000           125,000,000.00
           42      May-2000           125,000,000.00
           43      Jun-2000           125,000,000.00
           44      Jul-2000           125,000,000.00
           45      Aug-2000           125,000,000.00
           46      Sep-2000           125,000,000.00
           47      Oct-2000           125,000,000.00
           48      Nov-2000           125,000,000.00
           49      Dec-2000           125,000,000.00

ALLIANCE 1996-4

Principal Prepayment Table

                                            Class 1A
                                           Principal
                                             Balance
           50      Jan-2001           125,000,000.00
           51      Feb-2001           125,000,000.00
           52      Mar-2001           125,000,000.00
           53      Apr-2001           125,000,000.00
           54      May-2001           125,000,000.00
           55      Jun-2001           125,000,000.00
           56      Jul-2001           125,000,000.00
           57      Aug-2001           125,000,000.00
           58      Sep-2001           125,000,000.00
           59      Oct-2001           125,000,000.00
           60      Nov-2001           125,000,000.00
           61      Dec-2001           121,577,163.65
           62      Jan-2002           121,503,370.50
           63      Feb-2002           121,428,890.29
           64      Mar-2002           121,353,716.63
           65      Apr-2002           121,277,843.04
           66      May-2002           121,201,262.99
           67      Jun-2002           121,123,969.90
           68      Jul-2002           121,045,957.11
           69      Aug-2002           120,967,217.90
           70      Sep-2002           120,887,745.50
           71      Oct-2002           120,807,533.06
           72      Nov-2002           120,726,573.69
           73      Dec-2002           120,644,860.41
           74      Jan-2003           120,562,386.18
           75      Feb-2003           120,479,143.91
           76      Mar-2003           120,395,126.43
           77      Apr-2003           120,310,326.51
           78      May-2003           120,224,736.84
           79      Jun-2003           120,138,350.05
           80      Jul-2003           120,051,158.71
           81      Aug-2003           119,963,155.31
           82      Sep-2003           119,874,332.26
           83      Oct-2003           119,784,681.93
           84      Nov-2003           119,694,196.58
           85      Dec-2003           119,602,868.43
           86      Jan-2004           119,510,689.60
           87      Feb-2004           119,417,652.17
           88      Mar-2004           119,323,748.11
           89      Apr-2004           119,228,969.34
           90      May-2004           119,133,307.69
           91      Jun-2004           119,036,754.92
           92      Jul-2004           118,939,302.71
           93      Aug-2004           118,840,942.67
           94      Sep-2004           118,741,666.33
           95      Oct-2004           118,641,465.13
           96      Nov-2004           118,540,330.43
           97      Dec-2004           118,438,253.53
           98      Jan-2005           118,335,225.62
           99      Feb-2005           118,231,237.83

ALLIANCE 1996-4

Principal Prepayment Table

                                            Class 1A
                                           Principal
                                             Balance
          100      Mar-2005           118,126,281.20
          101      Apr-2005           118,020,346.68
          102      May-2005           117,913,425.14
          103      Jun-2005           117,805,507.37
          104      Jul-2005           117,696,584.07
          105      Aug-2005           117,586,645.85
          106      Sep-2005           117,475,683.23
          107      Oct-2005           117,363,686.65
          108      Nov-2005           117,250,646.46
          109      Dec-2005           117,136,552.90
          110      Jan-2006           117,021,396.15
          111      Feb-2006           116,905,166.27
          112      Mar-2006           116,787,853.25
          113      Apr-2006           116,669,446.97
          114      May-2006           116,549,937.22
          115      Jun-2006           116,429,313.70
          116      Jul-2006           116,307,566.01
          117      Aug-2006           116,184,683.64
          118      Sep-2006           116,060,656.01
          119      Oct-2006           115,935,472.42
          120      Nov-2006           115,809,122.07
          121      Dec-2006           115,681,594.06
          122      Jan-2007           115,552,877.39
          123      Feb-2007           115,422,960.97
          124      Mar-2007           115,291,833.59
          125      Apr-2007           115,159,483.94
          126      May-2007           115,025,900.60
          127      Jun-2007           114,891,072.04
          128      Jul-2007           114,754,986.65
          129      Aug-2007           114,617,632.67
          130      Sep-2007           114,478,998.26
          131      Oct-2007           114,339,071.45
          132      Nov-2007           114,197,840.18
          133      Dec-2007           114,055,292.26
          134      Jan-2008           113,911,415.39
          135      Feb-2008           113,766,197.15
          136      Mar-2008           113,619,625.02
          137      Apr-2008           113,471,686.34
          138      May-2008           113,322,368.35
          139      Jun-2008           113,171,658.17
          140      Jul-2008           113,019,542.77
          141      Aug-2008           112,866,009.05
          142      Sep-2008           112,711,043.74
          143      Oct-2008           112,554,633.46
          144      Nov-2008           112,396,764.73
          145      Dec-2008           112,237,423.91
          146      Jan-2009           112,076,597.24
          147      Feb-2009           111,914,270.85
          148      Mar-2009           111,750,430.72
          149      Apr-2009           111,585,062.70

ALLIANCE 1996-4

Principal Prepayment Table

                                            Class 1A
                                           Principal
                                             Balance
          150      May-2009           111,418,152.51
          151      Jun-2009           111,249,685.76
          152      Jul-2009           111,079,647.88
          153      Aug-2009           110,908,024.20
          154      Sep-2009           110,734,799.90
          155      Oct-2009           110,559,960.02
          156      Nov-2009           110,383,489.46
          157      Dec-2009           110,205,372.98
          158      Jan-2010           110,025,595.20
          159      Feb-2010           109,844,140.59
          160      Mar-2010           109,660,993.49
          161      Apr-2010           109,476,138.06
          162      May-2010           109,289,558.35
          163      Jun-2010           109,101,238.24
          164      Jul-2010           108,911,161.45
          165      Aug-2010           108,719,311.58
          166      Sep-2010           108,525,672.05
          167      Oct-2010           108,330,226.12
          168      Nov-2010           108,132,956.92
          169      Dec-2010           107,933,847.39
          170      Jan-2011           107,732,880.34
          171      Feb-2011           107,530,038.40
          172      Mar-2011           107,325,304.05
          173      Apr-2011           107,118,659.58
          174      May-2011           106,910,087.16
          175      Jun-2011           106,699,568.74
          176      Jul-2011           106,487,086.14
          177      Aug-2011           106,272,620.99
          178      Sep-2011           106,056,154.77
          179      Oct-2011           105,837,668.75
          180      Nov-2011           105,617,144.05
          181      Dec-2011            56,618,109.42
          182      Jan-2012            56,492,066.64
          183      Feb-2012            56,364,894.72
          184      Mar-2012            56,236,583.55
          185      Apr-2012            56,107,122.93
          186      May-2012            55,976,502.56
          187      Jun-2012            55,844,712.05
          188      Jul-2012            55,711,740.91
          189      Aug-2012            55,577,578.58
          190      Sep-2012            55,442,214.37
          191      Oct-2012            55,305,637.52
          192      Nov-2012            55,167,837.18
          193      Dec-2012            55,028,802.37
          194      Jan-2013            54,888,522.04
          195      Feb-2013            54,746,985.04
          196      Mar-2013            54,604,180.10
          197      Apr-2013            54,460,095.86
          198      May-2013            54,314,720.87
          199      Jun-2013            54,168,043.57

ALLIANCE 1996-4

Principal Prepayment Table

                                            Class 1A
                                           Principal
                                             Balance
          200      Jul-2013            54,020,052.27
          201      Aug-2013            53,870,735.23
          202      Sep-2013            53,720,080.55
          203      Oct-2013            53,568,076.25
          204      Nov-2013            53,414,710.26
          205      Dec-2013            53,259,970.35
          206      Jan-2014            53,103,844.24
          207      Feb-2014            52,946,319.50
          208      Mar-2014            52,787,383.59
          209      Apr-2014            52,627,023.89
          210      May-2014            52,465,227.63
          211      Jun-2014            52,301,981.94
          212      Jul-2014            52,137,273.85
          213      Aug-2014            51,971,090.25
          214      Sep-2014            51,803,417.92
          215      Oct-2014            51,634,243.52
          216      Nov-2014            51,463,553.60
          217      Dec-2014            51,291,334.59
          218      Jan-2015            51,117,572.78
          219      Feb-2015            50,942,254.35
          220      Mar-2015            50,765,365.37
          221      Apr-2015            50,586,891.75
          222      May-2015            50,406,819.31
          223      Jun-2015            50,225,133.71
          224      Jul-2015            50,041,820.52
          225      Aug-2015            49,856,865.15
          226      Sep-2015            49,670,252.88
          227      Oct-2015            49,481,968.88
          228      Nov-2015            49,291,998.17
          229      Dec-2015            49,100,325.64
          230      Jan-2016            48,906,936.04
          231      Feb-2016            48,711,814.00
          232      Mar-2016            48,514,943.98
          233      Apr-2016            48,316,310.34
          234      May-2016            48,115,897.27
          235      Jun-2016            47,913,688.84
          236      Jul-2016            47,709,668.95
          237      Aug-2016            47,503,821.39
          238      Sep-2016            47,296,129.77
          239      Oct-2016            47,086,577.59
          240      Nov-2016            46,875,148.16
          241      Dec-2016            46,661,824.68
          242      Jan-2017            46,446,590.18
          243      Feb-2017            46,229,427.53
          244      Mar-2017            46,010,319.47
          245      Apr-2017            45,789,248.57
          246      May-2017            45,566,197.24
          247      Jun-2017            45,341,147.74
          248      Jul-2017            45,114,082.18
          249      Aug-2017            44,884,982.48

ALLIANCE 1996-4

Principal Prepayment Table

                                            Class 1A
                                           Principal
                                             Balance
          250      Sep-2017            44,653,830.43
          251      Oct-2017            44,420,607.65
          252      Nov-2017            44,185,295.58
          253      Dec-2017            43,947,875.50
          254      Jan-2018            43,708,328.54
          255      Feb-2018            43,466,635.63
          256      Mar-2018            43,222,777.56
          257      Apr-2018            42,976,734.93
          258      May-2018            42,728,488.16
          259      Jun-2018            42,478,017.52
          260      Jul-2018            42,225,303.08
          261      Aug-2018            41,970,324.74
          262      Sep-2018            41,713,062.22
          263      Oct-2018            41,453,495.05
          264      Nov-2018            41,191,602.59
          265      Dec-2018            40,927,364.02
          266      Jan-2019            40,660,758.31
          267      Feb-2019            40,391,764.25
          268      Mar-2019            40,120,360.46
          269      Apr-2019            39,846,525.34
          270      May-2019            39,570,237.11
          271      Jun-2019            39,291,473.80
          272      Jul-2019            39,010,213.24
          273      Aug-2019            38,726,433.05
          274      Sep-2019            38,440,110.67
          275      Oct-2019            38,151,223.31
          276      Nov-2019            37,859,748.00
          277      Dec-2019            37,565,661.57
          278      Jan-2020            37,268,940.60
          279      Feb-2020            36,969,561.51
          280      Mar-2020            36,667,500.49
          281      Apr-2020            36,362,733.50
          282      May-2020            36,055,236.30
          283      Jun-2020            35,744,984.45
          284      Jul-2020            35,431,953.25
          285      Aug-2020            35,116,117.81
          286      Sep-2020            34,797,453.02
          287      Oct-2020            34,475,933.52
          288      Nov-2020            34,151,533.75
          289      Dec-2020            33,824,227.89
          290      Jan-2021            33,493,989.91
          291      Feb-2021            33,160,793.56
          292      Mar-2021            32,824,612.32
          293      Apr-2021            32,485,419.46
          294      May-2021            32,143,187.99
          295      Jun-2021            31,797,890.70
          296      Jul-2021            31,449,500.12
          297      Aug-2021            31,097,988.55
          298      Sep-2021            30,743,328.01
          299      Oct-2021            30,385,490.31

ALLIANCE 1996-4

Principal Prepayment Table

                                            Class 1A
                                           Principal
                                             Balance
          300      Nov-2021            30,024,446.98
          301      Dec-2021            29,660,169.30
          302      Jan-2022            29,292,628.30
          303      Feb-2022            28,921,794.75
          304      Mar-2022            28,547,639.14
          305      Apr-2022            28,170,131.73
          306      May-2022            27,789,242.48
          307      Jun-2022            27,404,941.09
          308      Jul-2022            27,017,197.01
          309      Aug-2022            26,625,979.38
          310      Sep-2022            26,231,257.10
          311      Oct-2022            25,832,998.76
          312      Nov-2022            25,431,172.70
          313      Dec-2022            25,025,746.94
          314      Jan-2023            24,616,689.24
          315      Feb-2023            24,203,967.06
          316      Mar-2023            23,787,547.59
          317      Apr-2023            23,367,397.69
          318      May-2023            22,943,483.94
          319      Jun-2023            22,515,772.64
          320      Jul-2023            22,084,229.75
          321      Aug-2023            21,648,820.96
          322      Sep-2023            21,209,511.63
          323      Oct-2023            20,766,266.83
          324      Nov-2023            20,319,051.28
          325      Dec-2023            19,867,829.44
          326      Jan-2024            19,412,565.39
          327      Feb-2024            18,953,222.94
          328      Mar-2024            18,489,765.55
          329      Apr-2024            18,022,156.35
          330      May-2024            17,550,358.15
          331      Jun-2024            17,074,333.43
          332      Jul-2024            16,594,044.32
          333      Aug-2024            16,109,452.62
          334      Sep-2024            15,620,519.78
          335      Oct-2024            15,127,206.92
          336      Nov-2024            14,629,474.80
          337      Dec-2024            14,127,283.83
          338      Jan-2025            13,620,594.07
          339      Feb-2025            13,109,365.21
          340      Mar-2025            12,593,556.59
          341      Apr-2025            12,073,127.19
          342      May-2025            11,548,035.60
          343      Jun-2025            11,018,240.07
          344      Jul-2025            10,483,698.46
          345      Aug-2025             9,944,368.24
          346      Sep-2025             9,400,206.53
          347      Oct-2025             8,851,170.03
          348      Nov-2025             8,297,215.08
          349      Dec-2025             7,738,297.61

ALLIANCE 1996-4

Principal Prepayment Table

                                            Class 1A
                                           Principal
                                             Balance
          350      Jan-2026             7,174,373.18
          351      Feb-2026             6,605,396.93
          352      Mar-2026             6,031,323.59
          353      Apr-2026             5,452,107.52
          354      May-2026             4,867,702.63
          355      Jun-2026             4,278,062.45
          356      Jul-2026             3,683,140.08
          357      Aug-2026             3,082,888.19
          358      Sep-2026             2,477,259.05
          359      Oct-2026             1,866,204.48
          360      Nov-2026             1,249,675.88
          361      Dec-2026               627,624.21
          362      Jan-2027                     0.00

ALLIANCE 1996-4

Principal Prepayment Table

                                           Class 2A
                                          Principal
                                            Balance
              1        Dec-96         95,000,000.00
              2        Jan-97         95,000,000.00
              3        Feb-97         95,000,000.00
              4        Mar-97         95,000,000.00
              5        Apr-97         95,000,000.00
              6        May-97         95,000,000.00
              7        Jun-97         95,000,000.00
              8        Jul-97         95,000,000.00
              9        Aug-97         95,000,000.00
             10        Sep-97         95,000,000.00
             11        Oct-97         95,000,000.00
             12        Nov-97         95,000,000.00
             13        Dec-97         95,000,000.00
             14        Jan-98         95,000,000.00
             15        Feb-98         95,000,000.00
             16        Mar-98         95,000,000.00
             17        Apr-98         95,000,000.00
             18        May-98         95,000,000.00
             19        Jun-98         95,000,000.00
             20        Jul-98         95,000,000.00
             21        Aug-98         95,000,000.00
             22        Sep-98         95,000,000.00
             23        Oct-98         95,000,000.00
             24        Nov-98         95,000,000.00
             25        Dec-98         95,000,000.00
             26        Jan-99         95,000,000.00
             27        Feb-99         95,000,000.00
             28        Mar-99         95,000,000.00
             29        Apr-99         95,000,000.00
             30        May-99         95,000,000.00
             31        Jun-99         95,000,000.00
             32        Jul-99         95,000,000.00
             33        Aug-99         95,000,000.00
             34        Sep-99         95,000,000.00
             35        Oct-99         95,000,000.00
             36        Nov-99         95,000,000.00
             37        Dec-99         95,000,000.00
             38      Jan-2000         95,000,000.00
             39      Feb-2000         95,000,000.00
             40      Mar-2000         95,000,000.00
             41      Apr-2000         95,000,000.00
             42      May-2000         95,000,000.00
             43      Jun-2000         95,000,000.00
             44      Jul-2000         95,000,000.00
             45      Aug-2000         95,000,000.00
             46      Sep-2000         95,000,000.00
             47      Oct-2000         95,000,000.00
             48      Nov-2000         95,000,000.00
             49      Dec-2000         95,000,000.00

ALLIANCE 1996-4

Principal Prepayment Table

                                           Class 2A
                                          Principal
                                            Balance
             50      Jan-2001         95,000,000.00
             51      Feb-2001         95,000,000.00
             52      Mar-2001         95,000,000.00
             53      Apr-2001         95,000,000.00
             54      May-2001         95,000,000.00
             55      Jun-2001         95,000,000.00
             56      Jul-2001         95,000,000.00
             57      Aug-2001         95,000,000.00
             58      Sep-2001         95,000,000.00
             59      Oct-2001         95,000,000.00
             60      Nov-2001         95,000,000.00
             61      Dec-2001         91,818,945.04
             62      Jan-2002         91,751,991.88
             63      Feb-2002         91,684,472.98
             64      Mar-2002         91,616,383.53
             65      Apr-2002         91,547,718.73
             66      May-2002         91,478,473.72
             67      Jun-2002         91,408,643.58
             68      Jul-2002         91,338,223.38
             69      Aug-2002         91,267,208.13
             70      Sep-2002         91,195,592.80
             71      Oct-2002         91,123,372.32
             72      Nov-2002         91,050,541.58
             73      Dec-2002         90,977,095.41
             74      Jan-2003         90,903,028.63
             75      Feb-2003         90,828,335.98
             76      Mar-2003         90,753,012.18
             77      Apr-2003         90,677,051.90
             78      May-2003         90,600,449.74
             79      Jun-2003         90,523,200.31
             80      Jul-2003         90,445,298.11
             81      Aug-2003         90,366,737.64
             82      Sep-2003         90,287,513.33
             83      Oct-2003         90,207,619.58
             84      Nov-2003         90,127,050.73
             85      Dec-2003         90,045,801.07
             86      Jan-2004         89,963,864.85
             87      Feb-2004         89,881,236.27
             88      Mar-2004         89,797,909.47
             89      Apr-2004         89,713,878.57
             90      May-2004         89,629,137.60
             91      Jun-2004         89,543,680.58
             92      Jul-2004         89,457,501.44
             93      Aug-2004         89,370,594.09
             94      Sep-2004         89,282,952.37
             95      Oct-2004         89,194,570.07
             96      Nov-2004         89,105,440.95
             97      Dec-2004         89,015,558.69
             98      Jan-2005         88,924,916.92
             99      Feb-2005         88,833,509.23

ALLIANCE 1996-4

Principal Prepayment Table

                                           Class 2A
                                          Principal
                                            Balance
            100      Mar-2005         88,741,329.14
            101      Apr-2005         88,648,370.14
            102      May-2005         88,554,625.62
            103      Jun-2005         88,460,088.97
            104      Jul-2005         88,364,753.48
            105      Aug-2005         88,268,612.41
            106      Sep-2005         88,171,658.95
            107      Oct-2005         88,073,886.23
            108      Nov-2005         87,975,287.32
            109      Dec-2005         87,875,855.26
            110      Jan-2006         87,775,583.00
            111      Feb-2006         87,674,463.44
            112      Mar-2006         87,572,489.42
            113      Apr-2006         87,469,653.71
            114      May-2006         87,365,949.05
            115      Jun-2006         87,261,368.08
            116      Jul-2006         87,155,903.40
            117      Aug-2006         87,049,547.54
            118      Sep-2006         86,942,292.98
            119      Oct-2006         86,834,132.12
            120      Nov-2006         86,725,057.29
            121      Dec-2006         86,615,060.79
            122      Jan-2007         86,504,134.81
            123      Feb-2007         86,392,271.51
            124      Mar-2007         86,279,462.97
            125      Apr-2007         86,165,701.19
            126      May-2007         86,050,978.13
            127      Jun-2007         85,935,285.65
            128      Jul-2007         85,818,615.58
            129      Aug-2007         85,700,959.64
            130      Sep-2007         85,582,309.51
            131      Oct-2007         85,462,656.78
            132      Nov-2007         85,341,992.99
            133      Dec-2007         85,220,309.60
            134      Jan-2008         85,097,597.97
            135      Feb-2008         84,973,849.44
            136      Mar-2008         84,849,055.22
            137      Apr-2008         84,723,206.50
            138      May-2008         84,596,294.36
            139      Jun-2008         84,468,309.81
            140      Jul-2008         84,339,243.78
            141      Aug-2008         84,209,087.15
            142      Sep-2008         84,077,830.70
            143      Oct-2008         83,945,465.13
            144      Nov-2008         83,811,981.07
            145      Dec-2008         83,677,369.07
            146      Jan-2009         83,541,619.60
            147      Feb-2009         83,404,723.05
            148      Mar-2009         83,266,669.72
            149      Apr-2009         83,127,449.84

ALLIANCE 1996-4

Principal Prepayment Table

                                           Class 2A
                                          Principal
                                            Balance
            150      May-2009         82,987,053.55
            151      Jun-2009         82,845,470.92
            152      Jul-2009         82,702,691.91
            153      Aug-2009         82,558,706.41
            154      Sep-2009         82,413,504.24
            155      Oct-2009         82,267,075.11
            156      Nov-2009         82,119,408.66
            157      Dec-2009         81,970,494.42
            158      Jan-2010         81,820,321.86
            159      Feb-2010         81,668,880.34
            160      Mar-2010         81,516,159.14
            161      Apr-2010         81,362,147.45
            162      May-2010         81,206,834.35
            163      Jun-2010         81,050,208.86
            164      Jul-2010         80,892,259.89
            165      Aug-2010         80,732,976.25
            166      Sep-2010         80,572,346.66
            167      Oct-2010         80,410,359.75
            168      Nov-2010         80,247,004.05
            169      Dec-2010         80,082,267.99
            170      Jan-2011         79,916,139.92
            171      Feb-2011         79,748,608.06
            172      Mar-2011         79,579,660.56
            173      Apr-2011         79,409,285.45
            174      May-2011         79,237,470.68
            175      Jun-2011         79,064,204.06
            176      Jul-2011         78,889,473.35
            177      Aug-2011         78,713,266.16
            178      Sep-2011         78,535,570.02
            179      Oct-2011         78,356,372.35
            180      Nov-2011         78,175,660.45
            181      Dec-2011         77,993,421.54
            182      Jan-2012         77,809,642.72
            183      Feb-2012         77,624,310.96
            184      Mar-2012         77,437,413.15
            185      Apr-2012         77,248,936.05
            186      May-2012         77,058,866.32
            187      Jun-2012         76,867,190.50
            188      Jul-2012         76,673,895.02
            189      Aug-2012         76,478,966.19
            190      Sep-2012         76,282,390.22
            191      Oct-2012         76,084,153.18
            192      Nov-2012         75,884,241.03
            193      Dec-2012         75,682,639.63
            194      Jan-2013         75,479,334.70
            195      Feb-2013         75,274,311.83
            196      Mar-2013         75,067,556.53
            197      Apr-2013         74,859,054.14
            198      May-2013         74,648,789.91
            199      Jun-2013         74,436,748.95

ALLIANCE 1996-4

Principal Prepayment Table

                                           Class 2A
                                          Principal
                                            Balance
            200      Jul-2013         74,222,916.24
            201      Aug-2013         74,007,276.64
            202      Sep-2013         73,789,814.89
            203      Oct-2013         73,570,515.58
            204      Nov-2013         73,349,363.20
            205      Dec-2013         73,126,342.08
            206      Jan-2014         72,901,436.43
            207      Feb-2014         72,674,630.33
            208      Mar-2014         72,445,907.72
            209      Apr-2014         72,215,252.40
            210      May-2014         71,982,648.04
            211      Jun-2014         71,748,078.18
            212      Jul-2014         71,511,526.20
            213      Aug-2014         71,272,975.36
            214      Sep-2014         71,032,408.76
            215      Oct-2014         70,789,809.38
            216      Nov-2014         70,545,160.03
            217      Dec-2014         70,298,443.39
            218      Jan-2015         70,049,642.00
            219      Feb-2015         69,798,738.23
            220      Mar-2015         69,545,714.33
            221      Apr-2015         69,290,552.38
            222      May-2015         69,033,234.31
            223      Jun-2015         68,773,741.90
            224      Jul-2015         68,512,056.78
            225      Aug-2015         68,248,160.42
            226      Sep-2015         67,982,034.13
            227      Oct-2015         67,713,659.08
            228      Nov-2015         67,443,016.26
            229      Dec-2015         67,170,086.51
            230      Jan-2016         66,894,850.50
            231      Feb-2016         66,617,288.75
            232      Mar-2016         66,337,381.60
            233      Apr-2016         66,055,109.23
            234      May-2016         65,770,451.67
            235      Jun-2016         65,483,388.75
            236      Jul-2016         65,193,900.14
            237      Aug-2016         64,901,965.36
            238      Sep-2016         64,607,563.73
            239      Oct-2016         64,310,674.40
            240      Nov-2016         64,011,276.36
            241      Dec-2016         63,709,348.41
            242      Jan-2017         63,404,869.16
            243      Feb-2017         63,097,817.07
            244      Mar-2017         62,788,170.38
            245      Apr-2017         62,475,907.18
            246      May-2017         62,161,005.36
            247      Jun-2017         61,843,442.61
            248      Jul-2017         61,523,196.46
            249      Aug-2017         61,200,244.24

ALLIANCE 1996-4

Principal Prepayment Table

                                           Class 2A
                                          Principal
                                            Balance
            250      Sep-2017         60,874,563.06
            251      Oct-2017         60,546,129.88
            252      Nov-2017         60,214,921.44
            253      Dec-2017         59,880,914.28
            254      Jan-2018         59,544,084.77
            255      Feb-2018         59,204,409.05
            256      Mar-2018         58,861,863.06
            257      Apr-2018         58,516,422.57
            258      May-2018         58,168,063.10
            259      Jun-2018         57,816,759.99
            260      Jul-2018         57,462,488.38
            261      Aug-2018         57,105,223.16
            262      Sep-2018         56,744,939.06
            263      Oct-2018         56,381,610.56
            264      Nov-2018         56,015,211.93
            265      Dec-2018         55,645,717.23
            266      Jan-2019         55,273,100.30
            267      Feb-2019         54,897,334.76
            268      Mar-2019         54,518,394.00
            269      Apr-2019         54,136,251.19
            270      May-2019         53,750,879.27
            271      Jun-2019         53,362,250.96
            272      Jul-2019         52,970,338.74
            273      Aug-2019         52,575,114.86
            274      Sep-2019         52,176,551.35
            275      Oct-2019         51,774,619.96
            276      Nov-2019         51,369,292.26
            277      Dec-2019         50,960,539.54
            278      Jan-2020         50,548,332.86
            279      Feb-2020         50,132,643.04
            280      Mar-2020         49,713,440.63
            281      Apr-2020         49,290,695.97
            282      May-2020         48,864,379.11
            283      Jun-2020         48,434,459.87
            284      Jul-2020         48,000,907.82
            285      Aug-2020         47,563,692.25
            286      Sep-2020         47,122,782.21
            287      Oct-2020         46,678,146.48
            288      Nov-2020         46,229,753.58
            289      Dec-2020         45,777,571.76
            290      Jan-2021         45,321,569.00
            291      Feb-2021         44,861,713.02
            292      Mar-2021         44,397,971.25
            293      Apr-2021         43,930,310.87
            294      May-2021         43,458,698.76
            295      Jun-2021         42,983,101.53
            296      Jul-2021         42,503,485.49
            297      Aug-2021         42,019,816.71
            298      Sep-2021         41,532,060.92
            299      Oct-2021         41,040,183.59

ALLIANCE 1996-4

Principal Prepayment Table

                                           Class 2A
                                          Principal
                                            Balance
            300      Nov-2021         40,544,149.91
            301      Dec-2021         40,043,924.73
            302      Jan-2022         39,539,472.66
            303      Feb-2022         39,030,757.96
            304      Mar-2022         38,517,744.63
            305      Apr-2022         38,000,396.33
            306      May-2022         37,478,676.44
            307      Jun-2022         36,952,548.02
            308      Jul-2022         36,421,973.81
            309      Aug-2022         35,886,916.25
            310      Sep-2022         35,347,337.45
            311      Oct-2022         34,803,199.21
            312      Nov-2022         34,254,463.01
            313      Dec-2022         33,701,089.98
            314      Jan-2023         33,143,040.95
            315      Feb-2023         32,580,276.41
            316      Mar-2023         32,012,756.51
            317      Apr-2023         31,440,441.06
            318      May-2023         30,863,289.55
            319      Jun-2023         30,281,261.10
            320      Jul-2023         29,694,314.52
            321      Aug-2023         29,102,408.24
            322      Sep-2023         28,505,500.35
            323      Oct-2023         27,903,548.59
            324      Nov-2023         27,296,510.33
            325      Dec-2023         26,684,342.61
            326      Jan-2024         26,067,002.06
            327      Feb-2024         25,444,444.99
            328      Mar-2024         24,816,627.31
            329      Apr-2024         24,183,504.57
            330      May-2024         23,545,031.95
            331      Jun-2024         22,901,164.23
            332      Jul-2024         22,251,855.83
            333      Aug-2024         21,597,060.77
            334      Sep-2024         20,936,732.69
            335      Oct-2024         20,270,824.85
            336      Nov-2024         19,599,290.08
            337      Dec-2024         18,922,080.84
            338      Jan-2025         18,239,149.18
            339      Feb-2025         17,550,446.75
            340      Mar-2025         16,855,924.79
            341      Apr-2025         16,155,534.12
            342      May-2025         15,449,225.14
            343      Jun-2025         14,736,947.85
            344      Jul-2025         14,018,651.82
            345      Aug-2025         13,294,286.19
            346      Sep-2025         12,563,799.67
            347      Oct-2025         11,827,140.54
            348      Nov-2025         11,084,256.64
            349      Dec-2025         10,335,095.37

ALLIANCE 1996-4

Principal Prepayment Table

                                           Class 2A
                                          Principal
                                            Balance
            350      Jan-2026          9,579,603.68
            351      Feb-2026          8,817,728.09
            352      Mar-2026          8,049,414.66
            353      Apr-2026          7,274,608.97
            354      May-2026          6,493,256.18
            355      Jun-2026          5,705,300.95
            356      Jul-2026          4,910,687.51
            357      Aug-2026          4,109,359.58
            358      Sep-2026          3,301,260.43
            359      Oct-2026          2,486,332.84
            360      Nov-2026          1,664,519.11
            361      Dec-2026            835,761.06
            362      Jan-2027                  0.00

                                    EXHIBIT Q

                  FORM OF SERVICER'S MONTHLY REMITTANCE REPORT
                                   TO TRUSTEE

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                ______ SUB POOL _

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of ______________ and the Insurance Agreement dated as of
           ______________, Lee Servicing Company reports the following information pertaining to Series ______ Sub Pool _ for _________,
                            ___, the Remittance date.

                          Period Ended: _________, 19__
--------------------------------------------------------------------------------

Total Actual Principal Collections                                    0.00

Total Actual Interest Collections                                     0.00

Additional Proceeds                                                   0.00
                                                  ------------------------

Total Collections

Monthly Advance

   Delinquent Interest                                                0.00

   Compensating Interest                                              0.00

   Amounts Held for Future Distributions                              0.00

                                                                      0.00
                                                  ------------------------

Available Remittance Amount:                                          0.00



Less: Service Fees                                                    0.00
      Expense Account Deposit                                         0.00

Deposits/Withdrawals for Cross Collaterization                        0.00
                                                  ------------------------

Adjusted Remittance Amount:                                           0.00

Remaining Amount Available:

      Adjusted Remittance Amount                                      0.00
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                ______ SUB POOL _

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of ______________ and the Insurance Agreement dated as of
           ______________, Lee Servicing Company reports the following information pertaining to Series ______ Sub Pool _ for _________,
                            ___, the Remittance date.

                          Period Ended: _________, 19__
--------------------------------------------------------------------------------

      Insured Payments                                                0.00

      Insurance Account Deposit @ 13bp the
        ending Class A P-balance                                      0.00

      Class Remittance Amounts                                        0.00

      Non-Recoverable Advances not previously
        reimbursed                                                    0.00
                                                  ------------------------

Total Remaining Amount Available:                                     0.00
                                                  ========================



Amount of Reimbursements Pursuant to Sec. 5.04

   Servicing Fee                                                      0.00

   Monthly Advances and Servicer Advances                             0.00

   Other Mortgage Payments                                            0.00

   Interest Earned on P&I Deposits                                    0.00

   Additional Servicing Compensation                                  0.00
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                ______ SUB POOL _

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of ______________ and the Insurance Agreement dated as of
           ______________, Lee Servicing Company reports the following information pertaining to Series ______ Sub Pool _ for _________,
                            ___, the Remittance date.

                          Period Ended: _________, 19__
----------------------------------------------------------------------------------------------------
                                                   Total        Class 2-A                Class R
                                                   -----        ---------                -------
Number of Loans                                        0

Opening Loan balance                                   0.00                    0.00

Additional principal reduction, LTD                    0.00                    0.00

Realized losses, LTD                                   0.00                    0.00

Carryforward amount                                    0.00                    0.00
                                              --------------------------------------

Total Class Principal Balance                          0.00                    0.00

   Pool factor per loan balance                     #DIV/01                 #DIV/01

   Factor per class balance                       0.0000000%              0.0000000%

Class R Remittance                                     0.00                                     0.00

Additional Principal due Class A                       0.00                                     0.00

Deposits/Withdrawals for Cross Collaterization         0.00                                     0.00

Interest remittance                                    0.00                    0.00

Principal reductions:

   Prepayments - number                                0                          0

   Prepayments - dollar                                0.00                    0.00

   Net Liquidation Proceeds                            0.00                    0.00
----------------------------------------------------------------------------------------------------
   Curtailments                                        0.00                    0.00


                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                ______ SUB POOL _

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of ______________ and the Insurance Agreement dated as of
           ______________, Lee Servicing Company reports the following information pertaining to Series ______ Sub Pool _ for _________,
                            ___, the Remittance date.

                          Period Ended: _________, 19__
----------------------------------------------------------------------------------------------------

   Normal and excess payments                          0.00                    0.00
                                              ------------------------------------------------------

Total principal Remittance                             0.00                    0.00

Additional principal reduction                         0.00                    0.00
                                              ------------------------------------------------------

Total remittance                                       0.00                    0.00
                                              ======================================================

Carryforward Amount                                    0.00

Current Month Realized Loss - number                     0

Current Month Realized Loss - dollar                  0.00

            Number of Loans                        #     0

Class principal balance - end of month

Loan Balance                                           0.00                    0.00

Additional principal reduction, LTD                    0.00                    0.00

Realized losses, LTD                                   0.00                    0.00

Carryforward amount                                    0.00                    0.00
                                              ------------------------------------------------

Total Class A principal                                0.00                    0.00

Class factor per loan balance                       #DIV/01                  #DIV/01

Class factor per class balance                      #DIV/01                  #DIV/01
----------------------------------------------------------------------------------------------------

                                                      Total                 Class A1
                                                      -----                 --------

   Weighted Note Rate:                             0.00000%

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                ______ SUB POOL _

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of ______________ and the Insurance Agreement dated as of
           ______________, Lee Servicing Company reports the following information pertaining to Series ______ Sub Pool _ for _________,
                            ___, the Remittance date.

                          Period Ended: _________, 19__
-----------------------------------------------------------------------------------------------------------------
Weighted Note Rate Next Remittance:                0.00000%

Pass-Through Rate:                                 0.00000%                 0.00000%

Related Remittance Period                          0-JAN-00                     thru  0-JAN-00

Days in Related Period:                                   0

Weighted Average Remaining Term                        0.00



Original Pool - Principal Balance                      0.00                     0.00

Original Pool - Pre-Funding Account                    0.00                     0.00

Original Pool - Additional Principal Reduction         0.00                     0.00
                                              ------------------------------------------------

Original Pool Total                                    0.00                     0.00

Original Pool - Number of Loans                          0

-------------------------------------------------------------------------------------------------------------------
Class A OverCollaterization Reconciliation

                                         Beginning of Month            Current Month         End of Month
                                         ------------------            -------------         ------------

Additional Principal Reduction, LTD                   0.00                      0.00                 0.00
-------------------------------------------------------------------------------------------------------------------

Less:  Realized Losses, LTD                           0.00                      0.00                 0.00

Deposits/Withdrawals from Cross Collaterization       0.00                      0.00                 0.00
                                                                                               ----------
                                              ---------------------------------------------------------------------

Overcollateralization of Principal                    0.00                      0.00                 0.00
                                                                                               ----------
                                              =====================================================================

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                ______ SUB POOL _

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of ______________ and the Insurance Agreement dated as of
           ______________, Lee Servicing Company reports the following information pertaining to Series ______ Sub Pool _ for _________,
                            ___, the Remittance date.

                          Period Ended: _________, 19__
---------------------------------------------------------------------------------------------------------
Base Overcollaterization Requirement                                                                 0.00


Current Month Subordinated Amount

                                               Beginning of Month      Current Month     End of the Month
                                             ------------------------------------------------------------
Original Subordinated Amount                          0.00                     N/A                   0.00

Less: Cumulative Realized Losses                      0.00                      0.00                 0.00

Plus: Cumulative Additional Proceeds                  0.00                      0.00                 0.00
                                             ------------------------------------------------------------

Current Subordinated Amount                           0.00                                           0.00
                                             ============================================================

Nonrecoverable Advance Reconciliation

Beginning of Month                                    0.00

Current Month Unpaid Nonrecoverable Advance           0.00

Less: Current Month Reimbursement                     0.00
                                              ------------------------

End of Month                                          0.00
----------------------------------------------========================-----------------------------------

                                                                            Class A1
                                              --------------------------------------

Total Class Principal - Original Pool                $0.00                     $0.00

Interest Remittance Amount                            0.00                      0.00

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                ______ SUB POOL _

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of ______________ and the Insurance Agreement dated as of
           ______________, Lee Servicing Company reports the following information pertaining to Series ______ Sub Pool _ for _________,
                            ___, the Remittance date.

                          Period Ended: _________, 19__
------------------------------------------------------------------------------
Interest Rate Factor / 1000                    0.000000               0.000000



Total Principal Collections                        0.00                  0.00

Additional Principal Reduction                     0.00                  0.00
                                           ----------------------------------

Principal Remittance Amount                        0.00                  0.00

Principal Payment Factor/1000                  0.000000              0.000000

Principal Factor                               0.000000              0.000000



Prior Month Principal Factors                         0                     0
------------------------------------------------------------------------------

                                    EXHIBIT R

                   PROPOSED SUBSEQUENT MORTGAGE LOAN SCHEDULE

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10216113824   BAER JAY P                MD     177,828.76      9.625   6.000
 10216114554   TAYLOR THOMAS J           NJ     257,434.57     11.500   8.500
 10216114990   JENSEN LAMAR G            UT      97,604.32     10.125   6.500
 10216115285   SWAYBILL MONICA           NY     107,148.64      9.625   6.250
 10216115716   STIDHAM GREGORY SCOTT     OH      37,256.92      8.750   5.000
 10216116171   SANCHEZ JOSE ANTHONY JR   NY     153,000.00      9.625   5.750
 10216117920   GARRETT KAREN S           MI      56,500.00     11.500   6.750
 10216119657   VOLCHIK ZEEV              NJ     207,000.00      9.625   6.000
 10216120159   TORRES JOSE MIQUEL        NJ     130,000.00     11.500   7.750
 10216120393   DEWEAVER LINDA            OH      48,983.48     11.375   7.500
 10216120465   JULIANO THERESA           NJ     149,000.00      9.250   5.500
 10216120714   FRICANO MICHAEL P         IL     122,500.00     11.125   7.500
 10216120789   STOFFEL RANDELL J         WI     108,800.00     11.000   7.000
 10216121337   BROWN RICHARD             NY     160,000.00     10.625   6.750
 10216121359   BERRY ANNIE L             MD      85,500.00     11.125   8.250
 10216121461   GANZ DAVID A              NJ      84,000.00     11.375   8.500
 10216121720   BENHAM JONATHAN W         IN     120,266.51      9.625   5.750
 10216122238   ZIEGLER MELVIN L          IL     142,894.41      9.625   6.250
 10216122354   ESPOSITO SALVATORE        NY     112,200.00      9.875   7.250
 10216122424   BRUCE RALPH               NY     120,000.00      9.125   6.250
 10216122693   MINNICK JESSIE L          KY      80,649.84      8.375   4.500
 10216122836   BENNETT SHARON            IL      91,700.00      7.875   4.000
 10216122842   SHKRELI MARIE             MI     243,000.00      9.750   5.750
 10216122993   BOUCHER JAMES M           MI      72,000.00      8.875   5.000
 10216122995   AL-ABDULRASUL MOHAMMAD    MI      89,913.43      9.625   5.750
 10216122996   BURKE WILLIAM R           MI     114,000.00      8.875   5.000
 10216123112   MCDEVITT JOHN A           NJ      70,000.00      8.875   6.000
 10216123428   TORRES SANDRA             NY     148,000.00      9.625   5.750
 10216123485   DAWES WILLIAM             NY     135,955.33     11.375   7.250
 10216123506   CORDERA SANDRA L          CT     102,000.00     10.875   6.750
 10216123555   AL-AMIDI AHMED            MI      41,400.00      9.875   5.750
 10216123679   JARAMILLO JUAN            NY     147,000.00     10.875   7.750
 10216123736   MARTIN LARRY W            IN     110,381.35      8.375   4.500
 10216123779   WATSON CALVIN             NY     152,000.00     10.125   6.250
 10216123881   JUSTICE PAUL              MI      37,000.00      9.875   6.000
 10216124089   LEITHEISER CHARLES F      WI      81,900.00      9.625   5.750
 10216124146   LEVINE ARTHUR A           NJ     108,500.00      8.625   5.500
 10216124276   MAXWELL CHARLES E         MI      58,473.43      9.875   6.000
 10216124442   PRITCHETT JENNIFER        IL     100,000.00     10.250   6.000
 10216124535   PROCHLIAK PETRO           NJ      63,000.00     10.625   6.750
 10216124662   RAGLAND RAFUR C           IL      46,200.00     10.750   6.250
 10216124675   MOORE ROGER D             MI      55,966.08      8.500   4.500
 10216124948   PETTINELLA ANN M          NY      97,100.00     10.125   6.250
 10216125425   PASLEY KELITA             NY     135,000.00      9.625   5.750
 10216125516   AMOS-RICHBURG MICHELLE    NY     150,300.00      9.875   5.750
 10216125592   GRUBAUGH GEORGE A         CO      99,750.00      9.625   6.000
 10216125597   CARPENTER ROBERT E        UT      90,000.00     10.375   6.750
 10216125653   CURRAN THOMAS J           NJ     169,400.00      7.375   3.750
 10216125685   SIEGFRIED DANIEL C        AZ      78,400.00     11.875   8.250
 10216125697   FIUME ALFRED M            NJ     170,910.00      9.625   6.750
 10216125724   HALL CLYDE JR             IL      60,700.00      9.625   6.000
 10216125746   HAZELTON DANIEL L         MI      32,000.00     11.375   7.500
 10216125803   GIBSON VANESSA            MI     115,500.00      9.125   5.500
 10216125810   ODONNEL PATRICK C         OH      57,750.00     10.875   7.250
 10216125819   AVILES JUAN               IL     246,500.00     10.875   7.000
 10216125830   FADLALLAH HOUSSAM         MI      72,859.13      8.875   5.000
 10216125841   CREW WILLIAM W            IN      56,800.00     11.375   7.500
 10216125984   HARRIS JUDITH M           NM     153,500.00      8.875   5.250
 10216126063   WALKER PATRICIA           GA      40,500.00     11.125   7.750
 10216126104   PLEET LOUIS ABRAHAM       MD     138,750.00     11.500   7.250
 10216126119   GOEMBEL PATRICK           NC      79,000.00      9.375   5.250
 10216126148   SENIOR ORVILLE            NY     194,400.00     10.625   6.750
 10216126192   BARLOW RYAN TY            AZ      44,625.00     10.375   6.500

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10216126213   HARRIS DONALD             MI      53,200.00      9.875   6.000
 10216126238   LIGHTNER MARY CATHERINE   KY      72,076.32     11.375   7.500
 10216126317   MILLS PRISCILLA           NY     216,000.00      9.625   6.750
 10216126347   MOHAMAD KHALED            NJ      71,250.00      9.625   5.750
 10216126394   BUSS TINA M               MI      35,000.00      8.875   5.000
 10216126396   SADEJ STANLEY             IL     154,000.00     11.750   6.750
 10216126397   WARD SCOTT J              IL      75,000.00     10.000   6.000
 10216126402   HOOVER DANIEL L           MI      56,000.00      9.125   5.000
 10216126436   UDY VAL R                 UT      60,000.00      8.625   5.000
 10216126504   DECARLO FRANK             NJ     325,000.00     12.125   8.500
 10216126508   MCCALL CHARLES            CT      84,500.00     12.375   7.750
 10216126524   SOMMERS MARK ALLAN        OH     104,000.00      9.875   6.000
 10216126548   WINTERS WAYNE E           IN      56,200.00     10.000   5.750
 10216126599   ALLOWAY DONALD A          OR     148,000.00     11.375   7.750
 10216126615   GONZALEZ CRUZ             PA     172,350.00      9.875   5.750
 10216126635   UPSHAW GERALD DWAYNE      CA     231,300.00      8.875   5.000
 10216126675   SMITH MARGARET            OH      38,400.00     11.125   6.750
 10216126697   DUNIGAN ERIC V            MI      33,000.00      9.125   5.250
 10216126700   AL-GASID MOHAYMAN         MI      82,800.00      9.625   5.750
 10216126701   ASKAR ANGELO              MI      52,000.00      8.625   4.500
 10216126702   COSTA MIKE                MI      98,400.00     10.375   6.250
 10216126797   SIMPSON IAN G             NY     157,250.00     11.875   8.000
 10216126877   HERMIZ MAJID              MI     178,200.00      9.625   5.750
 10216126879   RASH JOEL                 MI      14,400.00     11.250   7.250
 10216126974   DEUGENIO ENRICO           AZ     182,600.00     10.875   7.000
 10216126988   JAMES CATHERINE           IL      59,200.00      9.625   6.000
 10216126998   ALMAYA MOHAMED A          MI      55,300.00      9.625   5.750
 10216127012   WILLOH JOHN ROBERT        OH      29,979.36      7.875   3.750
 10216127086   BURT DANIEL L             OR      80,750.00     11.375   7.500
 10216127172   AL-SHALUSHI AZARA         MI      53,100.00      8.375   4.500
 10216127173   AL-JEBORI QASIM           MI      41,400.00      9.625   5.750
 10216127181   HANES JOSEPH C            OH      44,100.00      9.625   5.750
 10216127291   PAOLELLA GIOVANNI         IL     131,200.00      9.375   5.750
 10216127296   BISHOP LARRY A            MI      83,300.00      8.375   4.500
 10216127317   FRANCKOWIAK WAYNE A       IL     261,000.00      9.000   5.000
 10216127319   ELMASRI SIREEN            MI     110,500.00     10.125   6.250
 10216127359   MOLDOFSKY LANNY           IL     241,500.00     11.375   6.750
 10216127375   PEARSON BLAINE            UT     135,000.00      9.125   5.500
 10216127380   ROBERTO WAYNE             NJ      80,000.00     12.375   8.500
 10216127414   CARTER LLOYD WILLIS       AZ      72,000.00      8.875   5.250
 10216127446   SEXTON MARK S             CO     199,500.00      8.625   5.000
 10216127534   COSTANTINI DONNA          CT     157,500.00     10.625   6.750
 10216127584   MONTANA MARK J            IL     420,000.00      9.625   6.000
 10216127596   MURZANSKI CHRIS A         IL     162,000.00      9.875   5.750
 10216127600   DEMBECK DAVID M           MI     180,000.00      7.625   3.750
 10216127604   NAWAZ RAB                 MI      50,000.00     11.250   7.000
 10216127614   SMITH MICHAEL A           MI      83,300.00      8.875   5.000
 10216127628   COLLINS PATRICIA L        IN      68,000.00     11.500   7.500
 10216127755   HAYDOUS ALI H             MI      90,400.00      9.125   5.000
 10216127757   HARTNER GARY F            MI     180,000.00      9.625   5.750
 10216127758   POWELL WANDALYN V         MI     132,000.00     11.500   7.250
 10216127780   BROWN RANDY D             UT      76,000.00     11.875   8.250
 10216127814   JOHNSON KYLE ROBERT       UT      91,800.00     10.125   6.500
 10216127873   WYCOFF GENE K             CO     164,000.00     10.625   7.000
 10216127905   PRYOR DAVID B             MI     365,000.00      7.625   3.750
 10216127910   MELCHER BARRY L           KY      46,700.00     10.125   6.250
 10216127994   SHADDIX BILL J            AZ     140,000.00      8.875   5.250
 10216128004   HARNISHER DIANE           NY      52,500.00     10.375   6.750
 10216128058   NELSON LEONARD E          IL      75,000.00     11.125   6.750
 10216128231   HOWARD DOROTHY            IL      70,000.00      9.375   5.750
 10216128236   HEATON TIMOTHY J          IL     105,000.00      9.625   6.000
 10216128245   LIDDELL CHRISTOPHER W     MI     191,200.00      7.875   3.750
 10216128349   HILL KENNETH A            NY      80,000.00      9.625   6.500

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10216128398   WONG CAROL M              PA      25,500.00     10.625   6.750
 10216128587   AL-YASIRY FADHIL          MI      30,800.00      8.625   4.500
 10216128588   ALBUJERAIW NAJEB          MI      43,200.00      9.625   5.750
 10216128591   KING DARLENE              OH      66,000.00      7.625   3.750
 10216128665   AKERS CHRISTOPHER F       CA     147,600.00      8.875   5.000
 10216128704   NICHOL MERLIN K           UT      93,600.00      9.625   6.000
 10216128709   CULP RICHARD WILLIAM      WA     220,000.00      9.875   6.250
 10216128915   TAYLOR JR PAUL D          NV     135,000.00      8.625   5.750
 10216128927   MORRIS CORINE             IL      24,700.00     11.125   6.750
 10216128935   MCNELLEY PATRICK L        IL     328,000.00     10.750   7.500
 10216128943   LITTLE PERRY              NJ      76,800.00     11.750   8.500
 10216129035   MARTINEZ JOSE P           NJ      90,000.00      9.625   5.750
 10216129074   BROKENBEK SARAH S         PA     168,300.00      9.250   5.400
 10216129186   CAULEY M CAD              UT     138,250.00      9.125   5.500
 10216129297   REED BRENDA K             PA      73,200.00     11.250   7.250
 10216129367   FLORES SHERRY L           CO      60,000.00      8.875   5.250
 10216129412   CRUM JENNIFER             UT     126,750.00      9.375   5.750
 10216129435   WOLSKI CONRAD A           IL     208,000.00     11.250   7.250
 10216129436   LEWIS MELONICE            IL     103,100.00      9.625   6.000
 10216129441   FLANAGAN MICHAEL J        MN     103,000.00     10.125   6.250
 10216129442   REDA HUSSEIN              MI      67,100.00      8.375   4.500
 10216129443   AL-ATABI DHAFER           MI      78,300.00      9.625   5.750
 10216129444   SOBH MOHAMAD              MI      36,900.00      9.625   5.750
 10216129453   REINHART WILLIAM          MI      87,900.00     10.625   6.750
 10216129546   EBERHARDT MICHAEL D       CO     211,500.00      8.125   4.500
 10216129556   COLLETTI JAMES            IL     228,000.00     11.500   7.500
 10216129626   REDFORD DIANE UNCHONG     CO     152,000.00      8.875   5.250
 10216129655   SMITH ROBERT M            FL      61,600.00     11.500   7.500
 10216129717   AL-ADHIMY QAIS            MI      44,100.00      9.625   5.750
 10216129811   DANIA RAFIU I             IL     212,700.00     10.625   6.750
 10216129821   KAWCZYNSKI JACEK A        IL     189,000.00     10.000   6.000
 10216129830   BARRETT JAMES K           MN     157,426.52      9.750   5.750
 10216129940   PENNY CHARMAINE HARRIET   UT      69,200.00     10.875   7.250
 10216129982   SOBH JALAL M              MI      46,700.00      8.375   4.500
 10216130016   HESS DAVID LYNN           UT      75,650.00      9.875   6.250
 10216130030   RODRIGUEZ ROD             CA     157,500.00      9.375   5.750
 10216130205   NASSEREDDINE MOHAMAD      MI      96,300.00      9.625   5.750
 10216130213   RICHARDS ALFRED D         UT      67,900.00      8.875   5.250
 10216130643   BRAGG MICHAEL ANTHONY     MI      42,500.00     10.125   6.250
-------------                                ---------------------------------
Loans tagged for 1st Subsequent Transfer     18,663,933.40      9.913   6.140

 10216101352   MCNULTY JAMES P           NJ     105,903.68      9.000   5.250
 10216107778   PERRY GLENN D             OH      99,881.50      8.625   5.000
 10216115465   SIMPSON DAVID J           PA     161,500.00      9.125   5.500
 10216117865   SHACK JIMMIE LEE JR       MI      41,172.05     11.250   6.750
 10216118765   REGIS JOSEPH T            DE      85,965.74      9.375   5.750
 10216119857   BRIGGS CHRISTOPHER A      IL      54,189.04      8.625   4.750
 10216120138   GOLD JEFFREY L            MI     224,733.36      8.625   5.000
 10216120271   SMITH GERALDINE           OH      87,500.00      9.875   6.000
 10216120657   HUNT ROBERT J JR          IL     106,400.00      8.375   4.500
 10216120736   HISLE DANA                IL      35,700.00     11.500   6.750
 10216121278   HACHEM MOHAMAD K          MI     112,392.01      9.625   5.750
 10216122236   MARUNGO BASELISA          IL     126,000.00      9.625   6.250
 10216124897   TAHZIB SHAMIM             IL     249,000.00      9.625   5.500
 10216125827   BAZZI MAHMOUD             MI      51,300.00      9.625   5.750
 10216126045   ALSHAWISH SAMUEL          MI      80,961.20      9.625   5.750
 10216126299   PETTIGREW DEWEY E         UT     118,150.00     11.375   7.500
 10216127002   SAGHIR FATEMA             MI      81,000.00      9.625   5.750
 10216127014   BRAUN JEAN M              IN      60,300.00      8.375   4.500
 10216127176   AL-GHAZAWY YOUSIF         MI      39,600.00      9.875   5.750
 10216127177   MAYER J CHRISTOPHER       MI      80,900.00      9.875   5.750
 10216127259   ACOSTA CYNTHIA GAYE       WA      73,500.00     11.625   8.000
 10216127327   ARNEY TERRY               OH     121,500.00     10.625   6.750

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10216127420   FREDERICKSEN JILL T       CO     116,450.00     10.375   7.000
 10216127602   WILLIAMS DAVID            MI      85,500.00      9.875   5.750
 10216127736   TOLLE LAWRENCE D          IN      98,800.00     11.125   6.750
 10216127907   EWIES RIYAD               MI      66,000.00      7.875   3.750
 10216128166   SORENSEN CYNTHIA L        UT      67,150.00     10.625   6.750
 10216128243   SAWICKI KRZYSZTOF J       MI     153,000.00     10.875   6.750
 10216128563   MCCONNELL GARY FRANCIS    CO     215,000.00     10.875   7.250
 10216129082   HOSSFELD JOHN B           CO     179,200.00      7.375   3.750
 10216129268   AL-THIHABAWY ISMAEL       MI      38,700.00      9.625   5.750
 10216129437   REED ROBERT               IL      64,000.00     11.500   7.500
 10216130685   PRASHAW SANDRA L          CO      71,500.00      9.125   5.500
 10216131195   PASK ALAN R               MI      55,000.00      8.750   6.000
-------------                               -----------------------------------
Loans tagged for 2nd Subsequent Transfer      3,407,848.58      9.686   5.867

 10216117812   JAROSINSKI RICHARD        IL      89,915.68      9.750   6.000
 10216119036   GENCARELLI LOUIS          CT      50,348.19      9.125   6.250
 10216119759   MILLER KENNETH            IL     123,307.73      9.750   6.000
 10216122260   CIRULLO SANDRA            IN      73,464.79      9.625   5.750
 10216122442   FARD ALI                  MI     209,728.13      9.875   6.000
 10216123620   GANDIA ALEX               NY     152,000.00     12.125   8.500
 10216123916   ORTIZ THOMAS              NJ     276,000.00      8.875   5.500
 10216124053   KLEIN REBECCA             MD      65,700.00      9.875   5.750
 10216124661   SANTANA LUCY M            IL      66,500.00      9.625   5.750
 10216124905   KRITIKOS TONY             IL     150,000.00      9.750   6.000
 10216125657   CURRAN THOMAS J           NJ     330,600.00      7.375   3.750
 10216125780   BAILEY JAMES A            OH      54,400.00     11.500   7.500
 10216126239   SMITH DONALD              KY      75,200.00     11.125   7.250
 10216126403   MOLAEI MOHSEN             MI      59,500.00     10.375   6.250
 10216126694   DABAJA TAREK              MI      67,500.00      9.625   5.750
 10216126707   PHILLIPS CHARLES          OH      41,600.00     10.375   6.000
 10216127079   HARRIS DOUGLAS O          UT     400,000.00     11.625   8.000
 10216127171   PANKNER MICHAEL G         MI      85,500.00      8.875   5.000
 10216127499   ZLATIN SUSAN M            MD     235,000.00      8.375   6.000
 10216127556   HOWARD THOMAS B           WA     163,000.00      7.375   3.750
 10216127587   JOHNSON HUBERT D          MI      36,000.00     11.125   7.500
 10216127592   KENESSEY IVAN G           IL     348,000.00      9.750   5.750
 10216127613   ROY KENNETH D             MI      81,000.00      9.625   5.750
 10216128064   BERGERON JAMES H          MI      63,000.00      9.625   6.000
 10216128244   MOORE MARIA M             MI      62,700.00      9.750   5.750
 10216128417   OLIVER RONALD             IL     169,000.00      9.625   5.750
 10216128420   DEWATER ERNEST VAN        MI      60,000.00      9.625   6.000
 10216128507   JOHNSON MARK G            WA     125,600.00      8.875   5.250
 10216128759   OBNEY GLENDA L            MI     142,800.00      8.375   4.500
 10216129241   TYUS RENAE D              MI      53,200.00      9.625   6.000
 10216129440   PIERCE LUCILLE            IL      45,000.00     10.000   6.000
 10216129452   AL-ZARGANI HUSSAIN        MI      99,000.00      9.625   5.750
 10216129456   OWENS DELBERT CORKY       IN      68,400.00      9.625   5.750
 10216129774   SANTILLANES CHARLES       NM     157,250.00     10.125   6.500
 10216129847   MEREDITH GERALD           IN     180,400.00     10.625   6.750
 10216129960   SOUZA VICTORIA D          IL     130,000.00      8.125   4.500
 10216130206   ETCHEN SHERYL             MI      74,700.00      9.625   5.750
 10216130242   SCOTT BARBARA D           AZ     220,000.00      8.875   5.250
 10216130335   AL-ZAYADI HAIDAR          MI      61,200.00      9.625   5.750
 10216130336   BEYDOUN KAMEL             MI      49,600.00      8.875   5.000
 10216130363   ADAMS WILLIAM O           PA      73,950.00     10.375   6.500
 10216130479   SOBH ALI                  MI      80,700.00     10.625   6.750
 10216130480   CONYERS STEVEN A          MI     249,900.00      8.875   5.000
 10216130490   ISMAIL ALI H              MI     108,000.00      9.625   5.750
 10216130642   JANNY MOHAMMED S          MI      65,300.00      9.125   5.250
 10216130839   AL-MOSAWI NAZAR           MI      76,500.00      9.625   5.750
 10216131339   TALEB ALI                 MI      66,600.00      9.625   5.750
 10218000028   VLIET RONALD E            CT      40,978.19      9.125   5.250
 10218000037   RIBAS MANUEL              CT     147,937.94     10.250   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10218000050   LOMBARDO RICHARD S        CT     129,905.91      7.625   0.000
 10218000059   COOPER RICK W             NY      32,000.00     11.500   7.250
 10218000090   CRUZ PEDRO R              NY     159,948.86     11.500   7.250
 10218000093   LEFEVRE ALAN C            NY      76,500.00      9.875   5.750
 10218000104   BUGGY GLENN M             CT     391,322.14      9.875   5.750
 10218000140   SILNIK LEONARDO D         NY     153,553.89      9.375   5.250
 10218000154   NIKSA LEWIS               NY      51,200.00      9.375   5.250
 10218000205   KARAGOUNIS DENNIS         NY     181,600.00     11.875   8.000
 10218000210   SHOCKLEY CRAIG S          PA     115,935.12     12.125   8.500
 10218000226   DYADYUK YAKOV             NJ     130,000.00      8.875   5.500
 10218000258   IIDA YASUHISA             NY     196,000.00     10.875   7.250
 10218000273   MCSHANE PATRICK           PA     197,492.18      9.375   6.750
 10218000284   BEIGELMAN LARISA          NY     117,600.00     10.125   6.250
 10218000320   CRUZ NILES R              NY     120,000.00     10.875   7.250
 10218000322   BUTLER JOSEPH L           PA      35,000.00     10.875   0.000
 10218000397   ROMAN-NEAL MAGALI         NY     112,000.00      9.875   6.000
 10218000453   RESEK MARTIN JR           NY     104,000.00     10.375   6.500
 10218000468   BLANCO SONJA S            NY     115,300.00     11.375   8.500
 10218000550   RECUPERO LINDA            NJ     500,000.00      9.625   0.000
 10218000568   ASHIDA KANEMICHI          NY     343,825.00     10.625   0.000
 10218000691   MENDEZ NELLY              NY     168,000.00      9.375   5.250
 10218000697   KINGSLEY STEVEN T         CT     370,000.00     11.250   0.000
 10218000725   MERAGLIA CARLEEN          NY     115,000.00      8.125   4.500
 10218000754   MARCHANT MICHAEL A        MD     120,000.00      9.125   5.500
 10218000788   CHETTA JILL L             NY     154,000.00     10.625   7.000
 10218000846   KEHOE ANDREW J III        MD     185,000.00     11.125   0.000
 10218000959   PEIRSON RAYMOND L         CT     108,800.00      9.625   0.000
 10218000982   NAUGHTON PETER T SR       NJ      67,500.00     11.125   0.000
 10218001115   FROLICH ROBERT JR         NJ     240,000.00     11.625   8.000
 10218001211   SANDERS HELEN M           NJ      45,500.00     12.125   0.000
 10218001457   MARSHALL GEORGE A         CT     140,000.00     10.125   6.500
 10218001483   WOOTEN CYNTHIA            NY      87,380.00     10.875   0.000
 10218001650   SYMONETTE DEZRENE COHEN   NJ     127,000.00     10.875   7.250
-------------                               -----------------------------------
Loans in Servicing not yet tagged for sale   11,097,343.75      9.917   4.995

 10216120121   FUNK JEAN E               NY      53,600.00     10.125   6.250
 10216120473   DORWARD JENNIFER          NJ     117,000.00     10.375   6.750
 10216120739   ROBLES RONALD M.          IN      41,600.00     11.125   6.750
 10216120802   HOLMES JOAN               MI      82,500.00     10.000   6.000
 10216123666   PORTER TROY               NY     199,750.00     10.375   6.250
 10216125086   PARTHEMORE MARGARET       NY     160,000.00      9.875   6.000
 10216125270   YI CHANG HWAN             NJ     335,750.00     11.000   6.750
 10216125471   PURI SONIA                PA     175,000.00     10.375   7.000
 10216125744   LONGANO JOHN              IL     121,500.00      9.250   1.000
 10216125764   SOBH MOHAMAD SOBHI        MI      54,400.00      8.875   5.000
 10216125858   MASSARO JOHN              NY     160,000.00      9.875   6.000
 10216126048   LENIKMAN VLADIMIR         WI     204,000.00     10.750   7.000
 10216126051   CARTER CINDY              IN     176,700.00     10.000   6.000
 10216126134   URQUIJO JOSEPH            NY     100,000.00      8.625   5.000
 10216126424   PROPATO VINCENZO          PA     127,500.00     10.625   7.500
 10216126465   LEE DAE H                 NJ     165,000.00     10.625   7.750
 10216126630   NOLIN PAUL S              NJ     128,350.00     10.625   6.750
 10216126999   MCNEAL MOSES              MI      30,000.00      9.875   6.000
 10216127165   OTO DOMINIC C.            IL     127,800.00      7.125   2.750
 10216127222   SETTANI FRANK             NY     139,500.00      9.625   5.750
 10216127263   STUDER YONG KO            NC     139,740.00     10.375   6.500
 10216127269   NOVESTERAS JAIME P        NY     195,500.00      9.250   5.375
 10216127362   SALVATO ANTHONY S         NC      74,000.00      9.375   5.250
 10216127454   MELHEM NADIMEH            PA      89,100.00      9.625   5.750
 10216127750   SMITH MARK E.             IL      40,000.00     11.125   6.750
 10216127816   SUIDA JR HENRY F          PA      63,000.00      9.625   5.750
 10216127899   SEVERSON GARY L.          MN     108,800.00     10.125   6.250
 10216127902   GOODWIN KEITH W.          MI      93,500.00      8.375   4.500

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10216127914   HILL HARRY                OH      35,500.00     11.500   5.750
 10216128142   THOMPSON JOSEPH           NY     272,000.00      7.625   3.750
 10216128215   CASSADY CHARLES M         NV     108,000.00      8.625   5.000
 10216128484   ZIZLSPERGER JOSEPH C      AZ     152,991.00      9.875   6.250
 10216128558   TRUJILLO TERRY J          AZ     148,750.00     10.625   7.000
 10216128572   MERSCHDORF TODD H.        MN      42,500.00      8.875   5.250
 10216128816   AQUILINO DIANE P          NY     106,250.00      8.375   4.500
 10216129180   ROSENQUIST HEATHER E      WA      92,000.00      9.875   6.250
 10216129240   WECHET DONALD SR          IL     160,000.00     11.125   7.500
 10216129251   VANKO JOHN J              IL     161,600.00     10.875   6.750
 10216129303   PRICE JAMES ERIC          PA     132,000.00     11.250   7.250
 10216129555   WASSERMAN ROBERT JAY      IL     202,300.00      8.125   4.500
 10216129560   GRAF DANIEL I.            OH      50,000.00      9.625   6.000
 10216129583   DENNEY CONSTANCE LOUISE   KY      49,600.00     11.500   7.500
 10216129730   CRUZ ROSITA               AZ     105,000.00      8.875   5.250
 10216129740   MACDOWELL STEVEN J        CA     243,525.00      9.375   5.750
 10216129820   REYES RODOLFO             IL     140,400.00      8.875   5.000
 10216129957   BREVITZ EUGENE W.         IL      89,000.00      9.625   6.000
 10216129968   COOMBS LESLIE BRIANT      IL     140,000.00      7.625   3.750
 10216130060   PTACEK III EDWARD J       CO     135,950.00      9.125   5.250
 10216130080   GILES SHIRLEY P           IL      80,100.00      8.875   5.000
 10216130090   HACHEM FATMA              MI      29,700.00      9.625   5.750
 10216130340   AL-MUSAWI HAKIM           MI      58,500.00      9.625   5.750
 10216130343   DORAN RICHIE              IN     180,000.00      9.125   5.250
 10216130388   RODRIGUEZ ALBERT M        AZ      63,270.00     10.375   6.750
 10216130838   EID NAJIB                 MI      66,600.00      9.625   5.750
 10216130929   O'NEAL WENDELL B.         IL     202,500.00      9.625   5.750
 10216131065   WILBORN ANTHONY E.        IL      52,600.00     11.750   6.750
 10216131074   BERFIELD EUGENE J         PA      52,000.00     11.250   7.250
 10216131167   HARTMAN ERVIN R           AZ     102,850.00     10.125   6.500
 10216131170   TRAN RUBY                 WA      70,000.00      8.875   5.750
 10216131189   CARSON RUBY M             IL      67,500.00     11.450   4.500
 10216131279   BOWMAN CHARLES FREDERICK  CO      98,600.00     10.375   6.500
 10216131420   SOUAD TURKIA              MI      43,200.00      9.625   5.750
 10216131584   MAKKI SAMI                MI     126,000.00      9.625   5.750
 10216131712   SAAD MOHAMAD A.           MI      66,600.00      9.875   5.750
 10216131714   O'DONNELL CHARLES J.      MI     251,900.00      9.875   5.750
 10216131717   SELLMAN JON CHADWICK      MN     135,000.00      9.250   5.500
 10216131974   SOBH ALI H.               MI      78,300.00      9.875   5.750
 10216132121   BAZZI NAFEH               MI      39,600.00      9.875   5.750
 10218000505   SABATINO ROBERT C         NY     135,700.00     10.125   7.250
 10218000600   TRENT JAMES E             NY      94,500.00     10.125   6.250
 10218000716   WEISS WILLIAM R           CT     176,000.00     11.500   7.250
 10218000743   GREEN CLIFFETON           NY     192,000.00     10.875   7.250
 10218000745   BRENKERT MICHAEL          NY     117,600.00     12.125   8.500
 10218000830   MIZUNO KEIKO              NY     488,000.00      9.500   6.250
 10218000952   GARSTON PRISCILLA         NY     300,000.00      7.375   3.750
 10218000970   BALLARO LEONARD J SR      CT     123,750.00     10.000   6.000
 10218001242   GRANDA EDGAR              NJ     150,450.00      8.625   5.500
 10218001379   LEE SUNG OK               NY     217,500.00     10.125   6.500
 10218001441   RYNDERMAN MICHEL          MA     247,500.00      9.625   5.750
 10218001508   PRATT NANCY A             CT     111,150.00      9.625   5.750
 10218001562   MARTINEZ ALAN M           NJ     110,500.00     12.375   8.000
-------------                               -----------------------------------
Loans Funded and not yet in Servicing        10,400,426.00      9.767   5.905
Total ARM Loans Funded and Available         43,569,551.73      9.861   5.771

 10266107214   CRUZ FRANCISCO            NY     129,935.46     11.950   0.000
 10266114443   THIPHANH BONNIE           PA      24,897.02     11.750   0.000
 10266115340   WILSON CHRISTINE M        NY      89,250.00      9.750   0.000
 10266115348   VALDEZ DAVID G            AZ      43,969.02     10.500   0.000
 10266116145   LEGROS RICHARD            NY      40,000.00     13.350   0.000
 10266116348   LONG JOHN E               NY      49,300.00     10.900   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10266117063   MACHADO REBECCA           NY     191,000.00     11.800   0.000
 10266117104   WIDERMAN DAVID E          MD      77,963.59     12.100   0.000
 10266117787   SCOTT RICK D              IL      30,600.00     13.500   0.000
 10266118081   ROTH JACOB T              OR     149,551.51      9.875   0.000
 10266118666   KAPAROS LITSA             NY      73,000.00     12.500   0.000
 10266119004   GAFFNEY WARREN H          NY      60,000.00     12.200   0.000
 10266119148   KELLY ROBERT              NJ     152,000.00     10.500   0.000
 10266119182   KOHLER GARY M             OR     115,200.00     10.250   0.000
 10266119192   SIMMONS BERNICE           NY     179,775.69     11.200   0.000
 10266119196   MARTIN DELLA              NY     209,000.00     11.700   0.000
 10266119414   HARRIGAN SWINSTON C       NY      18,700.00     11.400   0.000
 10266119449   NGUYEN JEFFERSON          NY     100,300.00     12.200   0.000
 10266119529   BINETTE FRANCOIS DEJEAN   NY     131,222.28     13.350   0.000
 10266119559   RUIZ CARLOS T             NY     207,000.00     10.750   0.000
 10266119890   LOPEZ SERGIO              IL      42,700.00      9.250   0.000
 10266119905   HEJNY JOHN G              IL      40,000.00     11.490   0.000
 10266119943   CLOUTIER DONALD J         NJ      55,000.00     12.000   0.000
 10266119945   MCGRIFF BARBARA           NY     127,792.01     10.650   0.000
 10266119952   JOSEPH ROBERT             NY      57,613.83     10.750   0.000
 10266119983   CLAWSON GAVIN             UT      43,200.00     14.550   0.000
 10266119996   MELI STEPHEN C            OR      16,738.00     12.750   0.000
 10266120143   STEWART BERNARD           NY     132,000.00     14.550   0.000
 10266120246   PETERSEN HOWARD B         UT      93,600.00     11.550   0.000
 10266120285   MAIORANO RALPH E          IL     142,844.20     10.750   0.000
 10266120338   OGUNBOWALE TOSIN          NY      48,000.00     11.350   0.000
 10266120353   GURLEY DAVID A            IN      18,292.91     12.000   0.000
 10266120512   CHESSIE JOSEPH M          WA      30,375.00     14.500   0.000
 10266120554   PIETZ JAMES J             UT      32,750.00     14.500   0.000
 10266120690   KORDISH WILLIAM A         OH      52,000.00     11.250   0.000
 10266120697   ESPOSITO BEVERLY A        OH      96,000.00     10.000   0.000
 10266120711   ARELLANO AURELIO          IN      44,800.00     11.990   0.000
 10266120902   SMITH ERNEST R            CT      23,500.00     12.500   0.000
 10266120931   WOHLFEIL GORDON L         WA      70,000.00     11.750   0.000
 10266121072   AVRAMOV LEPA              NJ     131,842.40     10.750   0.000
 10266121106   ROCCO JAMES               NJ     174,314.15     10.300   0.000
 10266121137   LUCKENBAUGH DOUGLAS A     PA     181,350.00     10.500   0.000
 10266121258   BANKS EUTHA               IL      64,978.06     11.250   0.000
 10266121274   PODEIN BONTIA             MI      36,000.00     12.250   0.000
 10266121281   MOON BETTIE J             MI      17,558.11     10.750   0.000
 10266121284   WOODS MARY                MI      38,200.00     12.240   0.000
 10266121362   CHANG FRITZ               WA      99,900.00     11.900   0.000
 10266121394   ZELINSKY EUGENE J         PA      55,201.44     11.700   0.000
 10266121603   HARTLEY ROBERT P          OR      15,000.00     13.500   0.000
 10266121803   GANZ DAVID                NY     100,000.00     10.750   0.000
 10266121847   FRISCHKNECHT FRED G       UT      13,240.00     16.090   0.000
 10266121858   YARDLEY CHARLES M         AZ      21,334.95     14.700   0.000
 10266121952   HETRICK ARTHUR C          AZ      33,988.00     12.700   0.000
 10266122118   RADOWITCH EDGAR F         PA     101,000.00     11.850   0.000
 10266122153   RANDAZZO SALVATORE        FL      49,200.00     11.990   0.000
 10266122204   GREEN JAMES T             GA      24,957.71     13.750   0.000
 10266122254   BROWN GENERAL L           MI      14,000.00     12.250   0.000
 10266122276   RICHBURG YVETTE           NY     139,500.00     11.200   0.000
 10266122346   SCHRAGER LONDA            NY      40,800.00     13.750   0.000
 10266122446   HILLAIRE GAYMAN           NY     126,000.00     10.990   0.000
 10266122555   NAMER MOISES W            GA      24,593.27     12.200   0.000
 10266122586   STRUSS KEVIN              NY      30,000.00     11.500   0.000
 10266122644   GOKOOL SURINDRA           AZ      12,000.00     11.000   0.000
 10266122749   GOLDSTEIN NATHAN          NY     265,000.00      9.950   0.000
 10266122817   DUCA ANTHONY              NJ      50,000.00     11.650   0.000
 10266122826   LEE LARRY                 IL      67,000.00     13.490   0.000
 10266122940   SHERR ALAN                NY      60,000.00     10.750   0.000
 10266122984   REYNOLDS STEVE            IL      62,521.72     10.990   0.000
 10266123033   BAKSHI FARSHID            NY      40,000.00     10.990   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10266123091   YARSIEN ZAFRULLAH         NY      80,100.00     11.500   0.000
 10266123119   MITCHELL WILLIE J         CO      15,000.00     14.250   0.000
 10266123183   LESTER PATRICIA M         OH      16,964.93     10.850   0.000
 10266123236   BUONADONNA ANTHONY        PA      20,665.00     11.500   0.000
 10266123242   PESSOA CAROL C            PA      65,700.00     11.250   0.000
 10266123325   MECHAM DENNIE             UT      74,800.00      9.750   0.000
 10266123331   CRAWFORD ROBERT G         GA      55,100.00     12.950   0.000
 10266123373   REED VICTOR J             DE      18,025.00     12.990   0.000
 10266123397   WHITE STEPHEN M           NY      52,500.00     10.250   0.000
 10266123495   SMITH RICK S              NV      21,500.00     12.990   0.000
 10266123497   ROTHENBILLER JOHN E       NJ     104,000.00     10.790   0.000
 10266123501   MYERS MARK E              WA      22,100.00     14.500   0.000
 10266123553   CHARBENEAU SUSAN J        MI      70,880.89     10.750   0.000
 10266123638   RAMAWAD BENNIE            NY     107,200.00     11.800   0.000
 10266123677   GRIPPA FRED P II          CO     160,000.00     10.750   0.000
 10266123717   CURRY ANNIE               OH      22,000.00     10.850   0.000
 10266123739   LEE BILLY M               IN      62,500.00     11.500   0.000
 10266123765   ITZKO STEVEN Z            PA      62,100.00     12.400   0.000
 10266123795   PETTIT ALLEN E            PA      60,520.00     10.750   0.000
 10266123826   HILLEGASS CHARLES G       GA      57,653.92     11.500   0.000
 10266123834   WINGER LARRY D            UT      29,446.00     12.000   0.000
 10266123898   LLOYD THOMAS              OH      64,800.00     11.500   0.000
 10266123957   MATTHEWS DWON             GA      86,000.00     11.850   0.000
 10266124141   CORNIER LUIS E JR         DE      45,160.90     11.700   0.000
 10266124155   DEYARMIN KENNETH E        PA      64,800.00     11.500   0.000
 10266124264   PETTIT CAROLE             IL      19,300.00     11.990   0.000
 10266124273   KARAKY ZEINA              MI      89,987.59     11.500   0.000
 10266124331   GABOUREL GEORGE           NY      56,943.25      9.500   0.000
 10266124338   MADRID RICK D             UT      13,581.02     15.850   0.000
 10266124343   WOOLSEY MICHAEL B         UT      30,407.77     13.950   0.000
 10266124431   BELL JOHN HENRY           IL     106,200.00     11.750   0.000
 10266124446   SITAWI SHINDA             OH      50,100.00     10.500   0.000
 10266124463   MINGER RUSSELL F          OH      73,800.00     11.500   0.000
 10266124513   CHAPPELL ORVILLE B        NC      83,500.00     10.950   0.000
 10266124550   DEFINE JUNE               PA      85,000.00     10.750   0.000
 10266124578   KIEFER LAWRENCE L         NM      83,984.67     10.990   0.000
 10266124594   OMALLEY RICHARD           NY      38,500.00      9.700   0.000
 10266124618   GOOLD GREGORY B           UT      30,946.74     11.600   0.000
 10266124634   GARDNER LEONARD           NC      50,000.00     10.950   0.000
 10266124670   SMITH ERIC                MI      28,000.00      9.750   0.000
 10266124671   CHEEKS WALTER EUGENE      MI      44,887.90     10.250   0.000
 10266124678   CASH ANGELA               IN      54,400.00     13.250   0.000
 10266124696   WILLIAMS VERNON LEE       MD      23,700.00     12.750   0.000
 10266124704   BREWER SAMUEL H           PA      15,000.00     13.690   0.000
 10266124709   FENSTER MARC              PA      39,111.76     10.750   0.000
 10266124713   COVERDALE GEORGIA ANN     DE      16,120.17     12.600   0.000
 10266124743   CZARNIK WILLIAM C         NJ      52,300.00     13.990   0.000
 10266124772   SAVAGE TRACY              OR     216,748.96     13.250   0.000
 10266124777   MCADOW RALPH              FL      55,112.11     10.750   0.000
 10266124787   SCHMIDT EDWARD C          AZ      31,650.00     13.550   0.000
 10266124822   BEALE JANET               NJ      67,443.73      9.950   0.000
 10266124873   KONASIEWICZ ANN F         NJ      35,000.00     11.250   0.000
 10266124879   STONE BYRON M             CA      24,700.00     11.500   0.000
 10266124882   WEE KIM LIANG             AZ      21,387.00     13.150   0.000
 10266124885   BEJARANO JOSE             CO      30,000.00     10.250   0.000
 10266124904   MONTGOMERY THOMAS G       MI      94,229.50     10.500   0.000
 10266124926   FERRAO CYRIL              NJ     199,782.24     10.750   0.000
 10266124941   MCWHALES CHARLES          CT     116,100.00     11.750   0.000
 10266124978   NEESE MARTIN FRANKLIN     GA      37,926.30     11.700   0.000
 10266124995   DEEN SAMUEL               NY      23,500.00     11.990   0.000
 10266125004   PRATT GERALD L            WA      30,000.00     11.000   0.000
 10266125007   JOJOLA VICTOR L           NM      18,917.00     14.250   0.000
 10266125010   JUSTESEN JAMES S          UT      37,046.77     12.600   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10266125129   OTTLEY SCOTT R            NY     139,500.00     10.750   0.000
 10266125152   PIZZICHILI DANIEL J JR    DE      32,470.93     12.900   0.000
 10266125213   EINHAUS ALAN W            WA      27,645.00     13.990   0.000
 10266125257   KOPPERUD RUSSELL M        CO      29,620.00     12.250   0.000
 10266125316   FAIR RAYMOND P            PA      28,000.00     10.500   0.000
 10266125384   CONCI VICTOR M            CO      40,600.00     10.000   0.000
 10266125392   HERRERA ROSEMARIE         NY     220,000.00     10.500   0.000
 10266125401   HOWELL HILDEGARDE M       NJ      99,979.29     10.740   0.000
 10266125462   OLSON DAVE D              UT      17,600.00     13.240   0.000
 10266125477   ALLEN ROBERT L            CA     172,000.00     11.800   0.000
 10266125484   MELDRUM JEFF              UT      76,592.49     13.700   0.000
 10266125485   FISH DAVID R              CT     361,000.00     12.490   0.000
 10266125520   FERDINAND PETER           MD      88,000.00     14.000   0.000
 10266125525   EDDLEMAN LANCE L          UT      21,280.68     11.750   0.000
 10266125560   GRANT ERIC                MD      61,400.00     11.740   0.000
 10266125588   KOHART EDWARD THOMAS      OR      30,902.31     11.740   0.000
 10266125589   CARMODY KATHLEEN M        CO      34,680.00     13.240   0.000
 10266125626   SNARR KENT DEE            UT      28,000.00     13.700   0.000
 10266125637   UEBELHACK JON W           UT      26,211.69     13.150   0.000
 10266125640   LEKIC MARK S              UT      24,000.00     12.700   0.000
 10266125706   HEINZMANN TINA S          CT      42,000.00     12.750   0.000
 10266125729   VANGELOVSKI STOJAN        IL     194,960.04     10.750   0.000
 10266125731   DIXON WILLIAM E           IL      52,700.00      9.990   0.000
 10266125740   SIMS HERMAN               IL      69,880.41     10.000   0.000
 10266125755   EICHER JOHN A             IN      67,409.96      9.900   0.000
 10266125756   RESPRESS IDA BELL         OH      44,200.00     10.250   0.000
 10266125761   LIVINGSTON TERESA J       IN      59,592.84     10.250   0.000
 10266125817   PIWKIEWICZ DEBRA J        IL      54,983.36     11.750   0.000
 10266125844   HESTAND DENNIS ALLEN      IN      87,904.48     11.240   0.000
 10266125867   KNAUF JOHN MARTIN         PA      46,000.00     10.000   0.000
 10266125900   WHITAKER ROBERT           FL      38,250.00     12.490   0.000
 10266125905   JAMES BUELAH              FL      41,600.00     10.750   0.000
 10266125928   PERRY DAVID E             NC      25,100.00     12.950   0.000
 10266125953   MILO MICHAEL J            NY      59,582.76     11.250   0.000
 10266125965   FISHER LARRY K            CO      35,000.00     12.740   0.000
 10266125989   HAHLBOHM JAE              NY      99,450.00     12.000   0.000
 10266126015   WEBSTER GRANT J           UT      15,000.00     14.350   0.000
 10266126042   GRINKO DONALD M           IL     104,000.00     10.990   0.000
 10266126103   HENNESSEY GERALDINE       NY      50,000.00     12.990   0.000
 10266126160   KELLER IRWIN C            NY      40,000.00     11.640   0.000
 10266126177   VILLARDE JUAN G           CA      74,500.00     12.700   0.000
 10266126185   FERREE JACQUELINE R       ID      27,564.00     11.750   0.000
 10266126188   PATERSON THOMAS A         OR      31,000.00     13.000   0.000
 10266126236   MOYER CYNTHIA             IN     103,500.00     10.750   0.000
 10266126271   LENGYEL THOMAS D          PA      72,842.57     10.990   0.000
 10266126298   MADSEN MARILYN K          UT      26,523.65     13.150   0.000
 10266126304   BARZELATTO ANTHONY        NJ      54,700.00     13.000   0.000
 10266126308   OPFER HARVEY E            CO     116,000.00     11.250   0.000
 10266126310   PEDMO CARL J JR           PA      85,000.00      9.850   0.000
 10266126353   GORBY HARRY               PA      20,000.00     11.990   0.000
 10266126371   MALM KENNETH A SR         NY      32,119.06     10.450   0.000
 10266126386   MILLER PETER J            OH      39,831.34     12.250   0.000
 10266126395   GOMILLA BERNICE           IL      54,872.79     10.500   0.000
 10266126404   KHANDOUR SAFA             MI      24,500.00     10.500   0.000
 10266126442   CARLSEN THOMAS R          UT      22,750.00     13.150   0.000
 10266126528   WOLFF EILEEN G            IL      25,000.00     12.100   0.000
 10266126534   FOROWYCZ ZENON            IL      38,300.00     10.750   0.000
 10266126535   PATTON MARGARET L         IN      53,416.55     10.250   0.000
 10266126609   JACKSON VICTORIA          PA      52,500.00     13.750   0.000
 10266126677   DANIELS FRANK S           IL     175,900.00     10.000   0.000
 10266126678   MARTIN JOHN R             IL      25,500.00     12.250   0.000
 10266126681   SHIREMAN THERESA          IL      56,000.00     10.250   0.000
 10266126691   TURGEL LARISA             IL      14,000.00     10.000   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10266126725   PERSING GEORGE F          PA      55,000.00     11.000   0.000
 10266126751   ESPANA ANGEL              NY      90,000.00     11.150   0.000
 10266126774   HOLZER RUDOLPH            FL      54,000.00     12.440   0.000
 10266126780   COULTER HOWARD M          OR     165,470.14     10.990   0.000
 10266126782   JENKINS MICHAEL L         UT      29,035.00     11.750   0.000
 10266126792   RODRIQUEZ DANIEL R        AZ     127,500.00     14.250   0.000
 10266126793   LEONARD RUBY M            VA      49,680.07     10.990   0.000
 10266126808   JELNIO GLEB A             AZ     187,800.00     11.250   0.000
 10266126823   GIBSON CALVIN L           OR      24,905.21     12.000   0.000
 10266126835   MASHECK WALTER L          CT      22,850.00     12.950   0.000
 10266126840   PENNEBAKER WILLIAM R      WA      32,786.00     13.250   0.000
 10266126853   MARTELL GEORGE A          UT      55,327.44     13.340   0.000
 10266126867   TAYLOR LINDA MARIE        OH      54,000.00     10.250   0.000
 10266126871   SALAHUDDIN BILAL          IL      64,966.40      9.750   0.000
 10266126873   BRENDEL SCOTT J           IL      37,100.00     14.250   0.000
 10266126901   SCHNASE JAMES E           OR      43,000.00     11.750   0.000
 10266126925   SCANDALIATO STEVEN J      CO      23,000.00     10.500   0.000
 10266126994   KELLY LOUIS               IL      15,000.00     10.750   0.000
 10266127036   KING CHEW LINDA           MD      50,400.00     13.550   0.000
 10266127040   STICKLER KENNETH R        FL      37,500.00     10.850   0.000
 10266127041   DONLON DIANE              FL      62,865.99     11.990   0.000
 10266127049   BAKER RONALD J            MD     111,250.00     10.950   0.000
 10266127075   HOUSEKEEPER DENNIS HAL    UT      18,109.50     13.700   0.000
 10266127082   WILEY SCOTT LEROY         UT      32,364.87     12.450   0.000
 10266127133   FOSMIRE MARIA J           PA      24,900.00     12.900   0.000
 10266127143   TENHOEVE MARK R           UT      31,000.00     11.500   0.000
 10266127145   HAYES HAL B               UT      31,500.00     11.750   0.000
 10266127150   BABCOCK MICHAEL           NY      25,000.00     12.990   0.000
 10266127174   HAYWOOD CHARLES E         MI      18,379.66     13.750   0.000
 10266127234   TROSKO RICHARD            CO      29,790.00     12.250   0.000
 10266127254   TOLMAN KEVIN L            UT      59,700.00     13.700   0.000
 10266127258   CARPENZANO CHRISTINA M    FL      17,915.90     13.990   0.000
 10266127277   WITTEMANN LINDA J         AZ      29,266.78     11.400   0.000
 10266127287   DUNHAM RODNEY S           OR      27,000.00     11.400   0.000
 10266127297   JACKSON DENNIS E          WI      29,500.00     14.250   0.000
 10266127298   SHARRON PAUL E            OH      31,000.00     12.000   0.000
 10266127331   LANGLEY JEREMIAH          CT      55,000.00     12.390   0.000
 10266127360   PITCHFORD JAMES EDWARD    NC      65,000.00     10.400   0.000
 10266127370   MADDOX VALERIE ANN        UT      71,250.00     10.500   0.000
 10266127371   BOCK PHILIP MICHAEL       FL      13,597.00     11.750   0.000
 10266127412   KIM KYONG                 CO      25,500.00     12.250   0.000
 10266127417   SANTIAGO HILLARY M HARRIS NY      10,000.00     11.740   0.000
 10266127440   WILLIAMS RANDY LYNN       UT      30,900.00     12.800   0.000
 10266127441   FURLONG THOMAS R          UT      15,336.00     15.590   0.000
 10266127442   UITERT TONY VAN           UT      14,311.00     15.350   0.000
 10266127475   MUSGROW ANDRE             UT      16,411.00     14.500   0.000
 10266127488   BLUTH ROBERT G            AZ      70,000.00     12.250   0.000
 10266127514   CHRISTMAN RONALD H        NJ      48,000.00     11.750   0.000
 10266127520   YOUNG M RODNEY            PA     245,000.00     11.990   0.000
 10266127538   VITRO JOHN EDWARD         OR      23,425.00     11.500   0.000
 10266127559   PILIU SATEKI F            UT      36,000.00     14.250   0.000
 10266127560   RUEBEL JEFFREY CLAY       CO     117,000.00     11.750   0.000
 10266127562   MACK ROBERT E             OR      38,875.00     11.750   0.000
 10266127580   LESHOURE LINDA            IL      42,400.00     10.750   0.000
 10266127593   SMOLIK STANISLAW          IL      20,000.00     11.950   0.000
 10266127595   ZAJAC GREGORY             IL     232,000.00      9.500   0.000
 10266127617   MOEHL TIMOTHY             IN      25,600.00     12.250   0.000
 10266127629   WARD ROBIN S              IN      15,400.00     14.250   0.000
 10266127635   MACK EDWARD A             NJ      71,849.00     12.190   0.000
 10266127645   SLOVER ARTHUR             NJ      20,000.00     12.000   0.000
 10266127652   BREGG DOUGLAS M           FL      54,800.00     11.490   0.000
 10266127681   WALLACE ROBERT            UT      21,800.00     13.450   0.000
 10266127686   WELSCH CURTIS R           UT      19,100.00     15.450   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10266127688   CLARK SHANE               UT      40,000.00     13.750   0.000
 10266127710   TOWNSEND PHILIP           FL     133,000.00     11.490   0.000
 10266127715   SLOAT JOAN W              NV      43,631.00     12.250   0.000
 10266127743   PORTER JIM JR             IL      16,500.00     12.500   0.000
 10266127745   LEE EARL JR               IL      19,000.00     11.500   0.000
 10266127800   MACK ROBERT EDWARD        OR      17,000.00     10.500   0.000
 10266127835   GARD JACK J               FL      46,400.00     13.490   0.000
 10266127838   ALEXANDER CANDY           FL      52,500.00     11.250   0.000
 10266127857   HANLEY STEPHEN V          CO      38,974.44     13.600   0.000
 10266127865   WASINGER LINDA L          CO      57,200.00     10.990   0.000
 10266127876   PHAN KENNY                WA      65,229.00     13.250   0.000
 10266127886   SUSTER DEWEY              IL      23,333.00     11.500   0.000
 10266127930   BRADSHAW JASON H          UT      68,240.00     10.250   0.000
 10266127945   KELESYAN SUSAN E          FL      69,588.79     11.200   0.000
 10266127996   WATSON CHARLES P          NV      40,400.00     14.500   0.000
 10266127998   MILLER MARY J             UT      12,990.77     11.350   0.000
 10266127999   DURAN ROBERT G            AZ      12,849.00     12.750   0.000
 10266128029   MENDIOLA PETER A          WA      15,000.00     12.250   0.000
 10266128034   GRISWOLD SHARON D         FL      96,000.00     10.700   0.000
 10266128051   BILES GWENDOLYN J         MI      45,700.00     12.250   0.000
 10266128052   LARSEN JOHN T             IL      42,800.00     14.250   0.000
 10266128054   WILKINS JESSIE L          OH      22,934.85      9.250   0.000
 10266128100   ROY DENA J                CT      73,600.00     10.700   0.000
 10266128102   PETRILLI ANTHONY          NJ     146,900.00     12.850   0.000
 10266128111   WALSH DORIS L             NY      67,300.00     11.250   0.000
 10266128120   WESTERFIELD JERALD        FL      71,450.00     12.500   0.000
 10266128133   FINK JOSEPH E JR          PA      36,300.00     11.020   0.000
 10266128137   WALKER KRISTY L           UT      20,000.00     14.090   0.000
 10266128163   PERRY RICHARD J JR        UT      15,700.00     13.200   0.000
 10266128172   BURGON MICHAEL A          UT      49,000.00     11.750   0.000
 10266128181   SUSTER DEWEY              IL      55,042.08     11.500   0.000
 10266128187   BARNES GERALD A           CO      14,000.00     11.000   0.000
 10266128188   CHILDRESS DEBRA L         CO      15,000.00     14.500   0.000
 10266128198   ESTADT JOHN CHARLES       NC      88,650.00     11.150   0.000
 10266128199   BOST HAROLD KEITH         CO      33,000.00     11.500   0.000
 10266128202   CAYTON JOHN E SR          NC      23,140.67     11.950   0.000
 10266128205   POTKINS JEFFREY R         UT      65,450.00     12.750   0.000
 10266128209   FRENCH LINDA L            CO      18,208.00     13.250   0.000
 10266128222   BRASTAD MICHAEL           IL     102,800.00     11.750   0.000
 10266128233   GRAZIANO LAWRENCE         IL      35,000.00      9.750   0.000
 10266128259   BONDURICH JEFFREY L       PA      68,000.00     13.990   0.000
 10266128269   MAHAN ROBERT C JR         CT      21,400.00     12.450   0.000
 10266128272   DIXON DIANA KITT          NY     126,000.00     10.750   0.000
 10266128273   PHILIPS KEVIN G           NY     130,358.94     11.500   0.000
 10266128275   KONTARINES EFSTATHOS      NY      20,000.00     12.400   0.000
 10266128278   KRATZER MARK C            MD      46,300.00     12.990   0.000
 10266128283   REIGENBORN JAMES CLARK    CO      27,100.00     12.250   0.000
 10266128294   ALEKSIN R MARK            FL      66,200.00     11.750   0.000
 10266128300   WARRINGTON INEZ           FL      30,000.00     11.990   0.000
 10266128301   MOSER REGINA              CO      31,500.00     11.000   0.000
 10266128318   SHEDEED PATRICIA ANN      CO      20,000.00     12.250   0.000
 10266128327   STEELE RICHARD J          CO      50,000.00     11.750   0.000
 10266128356   FUNDRELLA MARGARET        PA      28,000.00     11.250   0.000
 10266128395   STEVENS DELBERT L JR      CO      12,560.00     14.000   0.000
 10266128397   BITTER WARREN B           UT      52,000.00     12.250   0.000
 10266128399   CICCHESI EDWARD D         NY      30,000.00     12.990   0.000
 10266128400   MARTIN JAMES M            PA      27,975.00     11.650   0.000
 10266128401   GREEN ODIS E              MI      15,000.00     14.250   0.000
 10266128415   ROLLE WILLIAM H           IL      45,000.00     10.750   0.000
 10266128435   LAVALLEE PAUL A           CT      30,900.00     12.990   0.000
 10266128458   MORITZ STEPHEN E          PA      41,900.00     11.950   0.000
 10266128480   BYTHEWAY WILLIAM EDWIN    PA      57,750.00     12.250   0.000
 10266128482   WARNER JAMES WILLIAM JR   CO     104,000.00     11.750   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10266128492   HIGGINBOTHAM ALBERT L     FL      29,000.00     12.490   0.000
 10266128518   CHEVALLIER MARYSE         NY     116,000.00     11.550   0.000
 10266128529   MONACO THOMAS F           CT      27,400.00     12.990   0.000
 10266128550   SWAN CURTIS L             CO      50,900.00     10.850   0.000
 10266128566   BERGESON GAREY G          WA      30,000.00     11.500   0.000
 10266128573   HICKEY RONALD J           IL      44,000.00     10.750   0.000
 10266128578   WEINGART RUSSELL          IL      35,600.12     11.250   0.000
 10266128618   ROGERS CARL JR            WA      15,700.00     12.750   0.000
 10266128624   GROOMES VESTORIA W        NC      39,000.00      9.450   0.000
 10266128640   ROMANO TONY               AZ      80,000.00     11.750   0.000
 10266128644   KNITTEL JAMES L           WA      29,713.00     13.250   0.000
 10266128653   BROWN JAMES L             PA      71,400.00     12.900   0.000
 10266128655   PETERSEN MICHAEL J        UT      15,000.00     11.750   0.000
 10266128656   MCLAUGHLIN CHRISTINE M    FL      40,000.00     10.950   0.000
 10266128658   GREEK ANGELA E            FL      38,000.00     10.990   0.000
 10266128689   LUND LARRY                UT      29,359.17     12.900   0.000
 10266128695   HAYTHORN RUSSELL J        PA      11,300.00     12.250   0.000
 10266128712   HANSEN THOMAS G           CO      37,000.00     10.500   0.000
 10266128721   FORT WILLIAM C            NM      56,300.00     13.250   0.000
 10266128725   STOCKFISH STEVE M         UT      22,397.00     12.250   0.000
 10266128728   LOPEZ MARIO               CO      18,000.00     11.750   0.000
 10266128751   BRYAN HARRY T             IL      45,600.00     11.250   0.000
 10266128758   JONES WILMA DEAN          IL      91,916.33      9.500   0.000
 10266128773   BESS BARBARA D            FL      29,950.00     10.740   0.000
 10266128781   LEE WILLIAM JR            FL      14,000.00     11.700   0.000
 10266128833   SCOTT WAYNE A             MD      79,500.00     12.490   0.000
 10266128850   FERGUSON STANLEY P        FL      28,800.00     13.500   0.000
 10266128851   DELGADO EVANGELINA        FL      36,500.00     13.750   0.000
 10266128852   MORRISSEY RICHARD J JR    FL      16,100.00     13.450   0.000
 10266128857   CARTER NANCY J            FL      24,000.00     11.990   0.000
 10266128879   SNEDECOR ROBERT W         NY      46,800.00     14.590   0.000
 10266128882   MACCARONE LOUIS J         NY     210,000.00     12.500   0.000
 10266128883   KETHLAOR JIM              WA      34,000.00     11.500   0.000
 10266128889   ADAMSON KAROL             CO      20,700.00     12.750   0.000
 10266128891   ROBINSON JEAN             NJ      79,200.00     15.090   0.000
 10266128905   SMITH JULIE L             CO      17,900.00     12.750   0.000
 10266128912   HEAD TERRY E              CA      38,000.00     12.400   0.000
 10266128918   FRYE JAMES T              IL      32,000.00     10.000   0.000
 10266128952   BEACH WILLIAM J           NY      57,700.00     13.500   0.000
 10266128961   SMITH DANIEL              NY     100,000.00     10.500   0.000
 10266128968   EDWARDS JAMES E           NC      74,297.00     11.740   0.000
 10266128971   REDSHAW MICHELE M         FL      26,200.00      9.700   0.000
 10266129002   WILLIAMSON LEWIS          PA      14,000.00     12.990   0.000
 10266129004   WARNOCK RICHARD E         UT      26,500.00     13.850   0.000
 10266129005   FUNDERBURK JOHN J JR      MD      80,320.00     12.750   0.000
 10266129044   IMOR RICHARD              CT     100,000.00     12.990   0.000
 10266129048   MOORE SANDRA D            FL      19,250.00     12.990   0.000
 10266129067   BENKOVITZ STEPHEN         NY      61,500.00     11.480   0.000
 10266129079   WEBB LESLIE               PA      27,400.00     11.740   0.000
 10266129080   MCDONOUGH KENNETH W       PA      22,500.00     10.490   0.000
 10266129086   HAULISKA GLENN W SR       PA      58,500.00     10.650   0.000
 10266129103   HERN GARY WAYNE II        CA      43,536.00     11.500   0.000
 10266129106   DOMSKY STEVEN             NV      13,500.00     11.750   0.000
 10266129110   SCHULTZ RONALD S          AZ      21,800.00     12.250   0.000
 10266129130   DAVIS BRYAN F             UT      21,590.00     14.000   0.000
 10266129133   JONES EDWARD M            CT      26,500.00     12.600   0.000
 10266129140   BROWN ANDREA              NJ      67,500.00     11.750   0.000
 10266129161   DYBEVICK JAMES W          FL      19,500.00     11.700   0.000
 10266129168   WEBSTER RACHEL CAMPBELL   NC      55,250.00     12.200   0.000
 10266129184   CUEVAS FIFINE             CO      17,000.00     12.000   0.000
 10266129185   GONZALES JOHNNY RAY       CO     108,000.00     11.250   0.000
 10266129188   ANSAH MATTHEW E           CO      48,328.00     14.250   0.000
 10266129202   JORDAN RICHARD E          ID      42,000.00      9.900   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10266129214   HOSSLER MICHAEL L         CO      23,800.00     11.500   0.000
 10266129222   ELLSWORTH RANDY J         UT      73,700.00     11.500   0.000
 10266129306   GONZALEZ JOSE L           MD      42,740.00     10.990   0.000
 10266129318   HULSE EDWARD J JR         FL     301,000.00     11.250   0.000
 10266129321   HICKMAN STEVE W           UT      35,000.00     12.500   0.000
 10266129328   BANKS ROY D               UT      30,000.00     10.500   0.000
 10266129329   REGIER DARYL J            CO      33,500.00     13.250   0.000
 10266129359   WEIGEN JON A              AZ      19,500.00     12.250   0.000
 10266129397   MORRISON RICK S           UT      13,500.00     15.750   0.000
 10266129410   GORDON CARMEN             CO      22,880.00     11.750   0.000
 10266129482   CAULDER JAMES BRADFORD    FL      56,950.00     12.490   0.000
 10266129486   BIRTCH RICHARD T          FL      11,385.00     11.400   0.000
 10266129517   THOMPSON HOLLIS LARELL    UT      26,670.64     12.900   0.000
 10266129590   HIGHSMITH ROBERT C        FL      19,400.00     12.990   0.000
 10266129594   FOSTER SUSIE MAE          PA      32,000.00     11.250   0.000
 10266129622   DECRUZ CATALINA CEBALLOS  FL      25,000.00     10.990   0.000
 10266129628   RAMSEYER JEFFREY L        OR      44,000.00     11.750   0.000
 10266129632   THOMPSON EDWARD G         CO      51,000.00     11.500   0.000
 10266129663   MOON THOMAS A             FL      28,500.00     12.900   0.000
 10266129673   MAGUIRE KEVIN D           WA      30,745.00     12.250   0.000
 10266129720   HANSEN BRAD H             UT      25,000.00     11.750   0.000
 10266129756   EVANS DOUGLAS W           UT      59,139.00     12.900   0.000
 10266129760   CLAUDAT EDWARD F          FL     129,600.00     10.990   0.000
 10266129773   ONOFRIETTO VICTOR G       CA     272,000.00     12.750   0.000
 10266129778   YORK JAMES L JR           NV      17,259.00     12.250   0.000
 10266129781   RIGGINS CURTIS            WA     154,700.00     13.750   0.000
 10266129803   KOLP MARK                 IL      20,400.00     12.250   0.000
 10266129871   MOLINA RENE A             AZ      53,900.00     11.100   0.000
 10266129920   BENNETT RANDY L           UT      17,747.00     15.590   0.000
 10266129922   MCAFFEE EDWARD B          UT      54,700.00     13.950   0.000
 10266129923   CUMMINGS MICHAEL R        UT      14,025.09     12.900   0.000
 10266129927   PRICE RICHARD JAMES       UT      29,000.00     14.350   0.000
 10266129929   HODGES DONALD L           UT      40,000.00     12.600   0.000
 10266129931   TANNENBAUM STEPHAN K      CO      35,000.00     11.950   0.000
 10266129932   PERKINS CLIFFORD ALAN     CO      18,000.00     14.500   0.000
 10266129945   JACOBS LOUIS H JR         CO      33,829.00     14.250   0.000
 10266129985   SMITH JR ERNEST           OH      20,400.00      9.400   0.000
 10266130102   FREUDENSTEIN ROGER L      FL      34,500.00     12.200   0.000
 10266130168   ALLEN ROBERT M            CO      81,000.00      9.850   0.000
 10266130176   MELLENBRUCH CARRIE        NM     100,000.00     10.700   0.000
 10266130182   MESEC RICHARD R           CO      99,750.00     12.700   0.000
 10266130219   HOFMANN THOMAS J          FL      32,000.00     11.200   0.000
 10266130220   SMITH JOAN                FL      23,400.00     10.650   0.000
 10266130300   RENO RANDY W              CO      30,000.00     12.700   0.000
 10266130372   ACKERMAN JOHN C           PA      67,500.00     11.400   0.000
 10266130383   WILBANKS SHERESA L        CO     142,800.00     12.200   0.000
 10266130434   MASSEY LEON               FL      54,400.00      9.850   0.000
 10266130448   CHAPMAN RICHARD S         UT      79,300.00     10.950   0.000
 10266130450   LYNCH WAYNE P             UT      21,400.00     12.900   0.000
 10266130451   MEZA DANIELLE J           CO     117,800.00     10.900   0.000
 10266130456   BAIRD SUSAN S             UT      19,000.00     13.850   0.000
 10266130573   STRONG LARRY H            UT      19,100.00     13.450   0.000
 10266130581   JACOBSON PAUL K           UT      12,497.00     13.700   0.000
 10266130585   BARTON DAVID H            UT      21,639.00     12.600   0.000
 10266130586   CANNON CLIFFORD M         UT      18,500.00     13.450   0.000
 10266130608   JONES PORTIA MARIA        PA      25,000.00     12.750   0.000
 10266130648   EARLE DANIEL              IN      37,900.00     12.250   0.000
 10266130887   MCCUTCHEON CHRISTOPHER R  PA      72,000.00     11.200   0.000
 10266130916   HARPER MICHAEL C          UT      29,725.00     14.090   0.000
 10266131438   DOWNS JAMES F             CO      89,925.00      9.600   0.000
--------------                              -----------------------------------
Loans tagged for 1st Subsequent Transfer     25,095,582.50     11.684    0.000

 10266112872   ROBERTS WARREN J          IN      26,865.69     10.240   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10266114607   SANBORN KENDALL E         GA      59,355.10     11.650   0.000
 10266116140   VU BICK T                 CA      39,658.29     12.600   0.000
 10266117814   KABELOWSKY BRIAN A        WI      20,000.00     13.600   0.000
 10266118366   SMITH CRAWFORD A III      MI      33,270.48     11.900   0.000
 10266120526   BELCHER MILTON DON JR     CO      35,000.00     11.650   0.000
 10266120588   CARPIO RUSSELL J          WA      22,313.72     12.200   0.000
 10266121380   SCOTT EDNA E              NV      52,475.53     12.700   0.000
 10266123360   DAVIS LAWRENCE E          MI      37,176.59      9.750   0.000
 10266123557   REYNOLDS YVONNE           MI      14,900.00     14.500   0.000
 10266123560   ROSE HAROLD T             MI      47,742.92     10.750   0.000
 10266124083   ANDERSON EMILY            IL      25,000.00     13.990   0.000
 10266125380   CONCI MIKE                CO      35,000.00     10.000   0.000
 10266125752   PARSONS WALTER            IN      60,900.00     12.490   0.000
 10266125814   LESLIE AL H               IL      55,500.00     13.390   0.000
 10266126033   MAKULA CARL A JR          NY      49,951.60     13.450   0.000
 10266126237   MCFETRIDGE TERRY GENE     IN      49,196.75     11.750   0.000
 10266126607   YOUNG LOGAN MOO           NY     104,000.00     11.100   0.000
 10266126907   CONWAY ROBERT R JR        DE      11,884.00     11.990   0.000
 10266127027   SCHNITZ JAMES R           IN      34,400.00     13.750   0.000
 10266127152   REED WILLIAM R            IL      75,000.00     11.600   0.000
 10266127282   LLANOS VICTOR             NY     151,200.00     11.990   0.000
 10266127290   DOYLE JOHN P              IL     171,000.00     11.250   0.000
 10266127324   GRAY JEAN ANN             IN      23,800.00     10.500   0.000
 10266127625   WHITNEY RUSSELL E         IN      15,500.00     11.000   0.000
 10266127767   MOORE JAMES H JR          IN      12,200.00     12.750   0.000
 10266127825   ABBE SYD                  NY     172,500.00     12.300   0.000
 10266127864   ROSE DEANGELO SR          IN      54,373.45     10.990   0.000
 10266127887   NICHOLS ISADORE           IL      23,200.00     12.990   0.000
 10266127964   ONEAL PATSY D             CO      41,200.00     11.950   0.000
 10266128229   HINKLE RITA G             IL      35,000.00     11.100   0.000
 10266128539   BEARDEN CHARLES E         GA      80,746.37     11.350   0.000
 10266129013   PARKER JOHN WILLIAM       OR      49,500.00     13.000   0.000
 10266129224   GILBERT DAVID L           UT      16,128.00     12.250   0.000
 10266129228   EARLE NATALIE B           UT      29,012.00     11.750   0.000
 10266129322   METRO PROPERTY ASSOCIATES CT     400,000.00     11.600   0.000
 10266129752   HUNTER RICHARD SCOTT      UT      78,830.00     12.850   0.000
 10266129868   RIGGS LEZLIE V            CO      76,500.00     10.150   0.000
 10266130117   CHAGNON MICHAEL A         CO      20,550.00     11.400   0.000
 10266130299   WILSON ERIC D             CO      20,000.00     13.990   0.000
 10266130579   MCCARTER JENNY LYNN       UT      17,926.01     14.800   0.000
 10266130983   MARKWORTH CARL G          UT      18,378.00     12.700   0.000
 10266131141   DAVIS DENNIS K            UT      22,900.00     12.950   0.000
 10266131152   HALL TRACY E              UT      18,153.00     12.800   0.000
 10266131376   SHREWSBURY DANIEL C       UT      53,200.00     13.590   0.000
--------------                               -----------------------------------
Loans tagged for 2nd Subsequent Transfer      2,491,387.50     11.910   0.000

 10266112506   COLLYMORE JOHN            NY     143,939.52     13.400   0.000
 10266115396   PACIFICO SILVIO           NY      48,382.44     11.000   0.000
 10266118154   HUSARICK RICHARD L        OH     171,902.51     11.100   0.000
 10266119879   IMBRIE CAMILLE A          IL     191,250.00     11.500   0.000
 10266119978   AUCHER PIERRE M           WA     119,500.00     11.250   0.000
 10266120268   MOORE JESSIE J            MI      22,714.97     11.350   0.000
 10266120280   VENUTO ANTHONY P          OH     150,000.00     10.990   0.000
 10266121234   GOLDSTEIN COREY           IL      54,900.00     10.750   0.000
 10266121909   GUERRERO SERAFIN          IL      73,600.00     13.700   0.000
 10266122584   LUNA JOHNNY D             NM      15,957.00     15.000   0.000
 10266122755   JEFFERSON ELMER M         DE      29,895.66     11.750   0.000
 10266123614   JORDON MONICA             NY      40,500.00     13.850   0.000
 10266123832   BICKLEY ANDREW A          NM      30,670.00     12.750   0.000
 10266124319   VERMA DIANE               MD      64,800.00     13.490   0.000
 10266124370   ALAVI ROYA                CO      28,000.00     11.750   0.000
 10266125287   PAWLAK DANIEL J           NJ     214,300.00     10.750   0.000
 10266125820   GOODMAN WILLIAM           IL      80,000.00     10.990   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10266125978   JOHNSON JOHN R            AZ      33,066.00     13.250   0.000
 10266126212   WATKINS JOHN L            IL      84,500.00     11.500   0.000
 10266126222   GILLUM IRMA JEAN          MI      27,000.00     12.750   0.000
 10266126301   BAYEUR GLENN              NY      38,680.89     12.700   0.000
 10266126348   WEBBER HARRY E            CO      42,100.00     11.500   0.000
 10266126382   BURLESON MICHAEL D        OH      40,000.00     13.750   0.000
 10266126385   UGLEAN MARY               MI      19,958.51      9.250   0.000
 10266126704   MILLER MICHAEL D          IN      48,300.00     11.990   0.000
 10266126783   MOORE BARRY BLAINE        WA      26,758.00     13.250   0.000
 10266126862   GOLOVEN SCOTT L           IL      28,500.00     13.490   0.000
 10266126916   DELPERDANG MELVIN N JR    OR      56,000.00     13.000   0.000
 10266127024   DURNAL ELEZA G            IN      19,000.00     14.250   0.000
 10266127206   SIMMONS BERNARD M         CA      73,658.00     12.750   0.000
 10266127305   MROCKA EUGENE M           MI      50,000.00     14.750   0.000
 10266127583   KEYS LUCIUS               IL      25,000.00     11.750   0.000
 10266127659   ADAMIDIUS ANASTASIA       NY     145,000.00     10.990   0.000
 10266127712   MOSER CRAIG L             OR      11,218.00     11.000   0.000
 10266127821   ORICHIO NICHOLAS          NJ      14,967.78     11.990   0.000
 10266127928   GARNER CRAIG              UT      12,000.00     13.700   0.000
 10266127981   LINN LILLIE A             MD     182,095.73     10.500   0.000
 10266128025   CALDWELL ROBERT A         AZ      40,822.00     12.250   0.000
 10266128059   GANTNER SHERRI A          OH      56,500.00     12.750   0.000
 10266128068   SOBH FADI                 MI      72,000.00     10.000   0.000
 10266128080   BOYER JR BILL W           IN      38,500.00     12.250   0.000
 10266128225   SOBCZAK RICHARD W         IN      31,000.00     12.000   0.000
 10266128376   ABRAMOWITZ STEVEN         CO      53,000.00     11.750   0.000
 10266128411   CUMMINGS LORISTENE        IL      40,000.00     10.000   0.000
 10266128575   ELROD JR GEORGE           IL      36,500.00     12.000   0.000
 10266128593   NEAL KEVIN                OH      88,200.00     11.450   0.000
 10266128612   AKERS MICHAEL D           MD      79,625.00     14.990   0.000
 10266128657   SORRENTI JULIUS A         AZ      82,500.00     11.750   0.000
 10266128752   BYKOWSKI RAYMOND A        IL      48,100.00     10.000   0.000
 10266128794   SOUDERS SHANE             PA      42,500.00      9.850   0.000
 10266128895   TALBOT RYAN K             UT      73,520.00     12.250   0.000
 10266128908   HOPKINS DONALD F          AZ      99,000.00     11.150   0.000
 10266128936   SCHUMACHER DONALD F       MI      81,000.00     11.750   0.000
 10266129015   SOMMER STEVEN N           UT      13,500.00     11.000   0.000
 10266129197   SCHMER RICHARD D          CO      50,500.00     12.500   0.000
 10266129267   PRATHER KATHLEEN          MI     103,200.00     13.750   0.000
 10266129425   DELLACROCE ANTOINETTE F   IL      55,000.00     10.750   0.000
 10266129458   CLARK ROBBIN S            IN      42,700.00     14.250   0.000
 10266129539   LARSON BRADLEY E          CA      49,470.00     11.750   0.000
 10266129544   MANNING MICHAEL E         IL      71,500.00     11.100   0.000
 10266129557   GIPSON CHRISTOPHER        IL      80,100.00     11.750   0.000
 10266129589   HODGMAN JOHN A            IL     139,700.00     12.300   0.000
 10266129682   PAGLIERO MARC D           NV     114,750.00     12.740   0.000
 10266129724   RICHINS WILLIAM CURTIS    UT      68,000.00     13.000   0.000
 10266129764   SMITH JEROME A            IL     102,000.00     12.990   0.000
 10266129804   SUMLER HESTER             IL      65,400.00     10.750   0.000
 10266129837   DURDEN KATHLEEN A         MI      59,400.00     11.750   0.000
 10266129921   JURADO CARLOS             IL      75,000.00     11.600   0.000
 10266129930   LANE MICHELE L            UT      39,140.00     12.200   0.000
 10266129944   LOVE CHARLES              CO      18,764.00     10.400   0.000
 10266130020   HOY DAVID E VAN           WA      36,000.00     13.250   0.000
 10266130049   TAIT TERESA L             WA      34,720.00     12.700   0.000
 10266130089   LADUC KURT J              MI      48,000.00     11.990   0.000
 10266130155   STRINGFELLOW ROBERT J     UT      49,975.00     13.450   0.000
 10266130184   CHAVEZ CANDY GLENN        CO      68,750.00     14.000   0.000
 10266130210   GRAVES JOHN S             IN      22,000.00     12.750   0.000
 10266130347   MCBEE RALPH               IN      89,200.00     12.500   0.000
 10266130478   FOY RICKIE                IL      99,000.00     10.650   0.000
 10266130794   CZARNEK TIMOTHY J         CO      50,000.00      9.900   0.000
 10266130827   MCBRIEN ENZA              IL      23,700.00     12.250   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10266130837   AL-MAAREJ MOHAMED         MI      44,000.00     10.600   0.000
 10266130935   SPANN LESLIE N            IL      10,800.00     12.750   0.000
 10268000054   CHICK KIMBERLY            CT      47,407.80     10.400   0.000
 10268000069   FORD CHRISTOPHER C        NY      55,000.00     12.950   0.000
 10268000106   SHOWLER ROBERT W          NY      95,400.00     11.000   0.000
 10268000131   BIRCH STEPHEN G           CT      76,000.00     12.150   0.000
 10268000139   HEANG BEN LY              NJ      70,000.00     10.990   0.000
 10268000144   GALANTE LUCA              NY     120,000.00      9.050   0.000
 10268000148   FERRARO JOLIE L           NY      95,460.03     11.750   0.000
 10268000162   BOUVIER ARTHUR L JR       CT      24,828.51     11.750   0.000
 10268000185   JASON RICK                NY      59,800.00     10.450   0.000
 10268000189   BERARDI DONATO M          NJ      39,000.00     11.490   0.000
 10268000214   ESSLING WILLIAM J         NY      56,400.00     11.750   0.000
 10268000220   LEICHSENRING HANS W       CT      69,940.26     11.900   0.000
 10268000233   GERKEN FRANK              NY      50,000.00     10.750   0.000
 10268000246   NAM KYI JA                NY      55,000.00     10.400   0.000
 10268000256   JOHNSON JAMES F           MD      37,250.00     12.250   0.000
 10268000260   ALTINTAS NATAN            MD      28,000.00     15.000   0.000
 10268000265   BROWN EDWARD              NY     154,800.00     11.450   0.000
 10268000270   EYASSU AMARE              DC      34,500.00     13.150   0.000
 10268000279   COLE THELMA R             MD      12,580.87     13.500   0.000
 10268000291   FRANCIS PAULINE           NY     189,000.00     12.250   0.000
 10268000295   CAMPANARO KEVIN M         NY      91,125.00     11.250   0.000
 10268000330   HANDZLIK LAWRENCE         NY      84,000.00     11.250   0.000
 10268000340   ALLGAIER CLIFFORD D       NY      96,750.00     13.500   0.000
 10268000387   ALLEN FITZROY             NY     171,000.00     11.750   0.000
 10268000391   MALCHI ELI                NY      37,800.00     12.750   0.000
 10268000408   BARRETT DENNIS            NY      56,500.00     12.450   0.000
 10268000409   FRENDAK PAUL J            NY      36,000.00     11.750   0.000
 10268000418   SPENCE DELMORE W          CT      76,700.00     11.950   0.000
 10268000424   ALBRECHT STEVEN           CT      64,000.00     12.000   0.000
 10268000467   KATRAKAZOS ANGELO         NY      53,000.00     12.500   0.000
 10268000493   RITCHIE KEVIN J           CT     126,000.00     11.000   0.000
 10268000511   THORPE PETER J            CT     215,954.72     10.700   0.000
 10268000526   BURRELL LISA ANN          GA      88,000.00     10.950   0.000
 10268000534   STEVENS MINDY             NY      25,000.00     12.490   0.000
 10268000535   JAHBAL CHELLA             NY     126,000.00     11.450   0.000
 10268000537   BROWN RIDLEY J            CT     124,777.24     12.700   0.000
 10268000545   SECOLA JOSEPH P           CT      39,800.00     12.400   0.000
 10268000569   LONG JACK L               PA      67,500.00     11.750   0.000
 10268000577   FITZULA FREDRICK          NY     104,350.00     10.200   0.000
 10268000582   MOORE JEANNETTE M         NY      18,000.00     11.500   0.000
 10268000584   WASHINGTON SYLVESTER      NY      99,000.00     11.450   0.000
 10268000609   MILLER TIMOTHY J          MA      54,500.00     12.500   0.000
 10268000656   RICHARDS VERNA M          NY     135,000.00     11.000   0.000
 10268000664   MOHAN DEODAT              NY      57,500.00     12.500   0.000
 10268000669   CHENG KUO FENG            GA      25,000.00     13.250   0.000
 10268000714   EMMONS ROBERT N           RI      23,200.00     12.350   0.000
 10268000715   FONSECA MANUEL P          CT      19,500.00     11.000   0.000
 10268000718   GHEZZI RICHARD J          NY      19,100.00     11.740   0.000
 10268000721   DAUTI DASHURIE            CT      40,700.00     12.890   0.000
 10268000734   MOYSEY RAE ANNE           NY      20,500.00     12.500   0.000
 10268000796   CARROLL SHIRLEY           NY     223,200.00     12.450   0.000
 10268000838   BERTRANI MICHAEL          NY      40,000.00     11.850   0.000
 10268000845   LIND DAVID E              NY      20,000.00     11.500   0.000
 10268000905   RUBBO VINCENT             NY      32,250.00     10.300   0.000
 10268000933   MELDISH MICHAEL           NY      67,000.00     13.350   0.000
 10268000950   LAURITANO GARY            NY      25,000.00     12.999   0.000
 10268000962   RALEIGH MICHAEL K         NY      35,000.00     11.150   0.000
 10268001009   TODD RONALD J             CT      28,700.00     11.500   0.000
 10268001123   CERAVONE KATHLEEN A       CT      28,600.00     13.850   0.000
 10268001183   CHENG HSUEH               NY      24,000.00     13.100   0.000
 10268001279   CIACCIARELLA JOHN         CT     105,000.00     10.650   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10268001303   WATERS BRENDA J           MD      17,400.00     12.150   0.000
 10268001419   HULKOWER JACQUELINE       NY      45,000.00     11.400   0.000
 10268001553   STEVENSON THOMAS W        CT      73,000.00     13.000   0.000
 10268001663   FONSECA MANUEL P          CT      25,000.00     11.000   0.000
-------------                               -----------------------------------
Loans in Servicing not yet tagged for sale    9,500,925.44     11.815   0.000

 10266100907   COLLIER ERNESTINE         IL     259,000.00     12.100   0.000
 10266118232   CANUPP OTIS C             AZ      25,400.00     13.900   0.000
 10266120876   HIRSCH YAEL               NY      40,136.00     12.950   0.000
 10266121270   ALLEN CRYSTAL             MI      38,300.00     12.000   0.000
 10266121304   SCOTT NEOLA Z             NY     120,750.00     12.300   0.000
 10266122100   ABEYKOON AJITH K          NY      93,750.00      9.990   0.000
 10266122124   LAX SAMUEL                NY      30,000.00     14.690   0.000
 10266122143   WILLIAMS EMMANUEL         NY     206,000.00     14.750   0.000
 10266122200   KAYSER JOSEPH             NJ      36,000.00     11.500   0.000
 10266122268   RAPOZA PAUL R             MA      20,500.00     12.000   0.000
 10266122373   GILFOY DARRYL SCOTT       PA      44,800.00     12.250   0.000
 10266122436   GERARDINO JAIRO L         NJ      20,150.00      9.750   0.000
 10266122760   CHALET ELIAS              NJ     167,000.00     10.300   0.000
 10266122838   ROSSINI ALBERT            IL     444,500.00     14.150   0.000
 10266123083   FORLEITER STEVEN          NJ      29,100.00     12.250   0.000
 10266123315   LEAVY THOMAS J            NJ      29,000.00     12.750   0.000
 10266123758   CAESAR JULIUS A           NJ      91,500.00     12.750   0.000
 10266123816   MARAGH SURJENA            CT      84,000.00     10.990   0.000
 10266123909   MARION DIEDRIE            NY     122,400.00     13.490   0.000
 10266124154   MOORE MELVIN              NY     152,150.00     12.000   0.000
 10266124221   HARPER PAUL E             WA      12,500.00     10.950   0.000
 10266124540   BOURELL DUANE M           UT      19,000.00     11.950   0.000
 10266124837   GALLO KATHLEEN A          CT     153,000.00     11.700   0.000
 10266124878   CUMMINGS JULIAN W         AZ      13,370.00     12.900   0.000
 10266125149   ESHEL OFER                NY     148,000.00     10.250   0.000
 10266125181   SLOAN ROBERT LEE          MD      23,000.00     11.700   0.000
 10266125198   TAYLOR VERA J             PA      12,650.00     11.990   0.000
 10266125247   MELENUDO NICKY JOE        AZ      15,400.00     15.590   0.000
 10266125255   NEWELL WILLIAM S          OR      71,145.00     13.200   0.000
 10266125280   BOWERS JASON B            UT      16,400.00     11.350   0.000
 10266125353   BLASINI STEVEN M          NY     204,750.00     10.990   0.000
 10266125379   KNIGHTON ISAAC C          PA      29,700.00     11.500   0.000
 10266125390   LEBENS ENGLUND JUDITH RAE WA      33,000.00     12.490   0.000
 10266125519   BYNOWE RICHARD            NY     176,000.00     13.250   0.000
 10266125574   MELLON SR JOSEPH F        PA     116,000.00     12.990   0.000
 10266125604   ENSALATA VICTOR           NY      53,240.00     10.250   0.000
 10266125610   QUAYLE MICHAEL C          FL      10,000.00     13.750   0.000
 10266125641   QUINTANA DEBRA            UT      41,500.00     13.590   0.000
 10266125916   ILLIANO GENNARO           DE      17,300.00     12.740   0.000
 10266125939   GREATSINGER PHILLIP M     CT      20,000.00     11.900   0.000
 10266126110   MOLLOY DIANE              PA     105,000.00     11.500   0.000
 10266126127   DUBLIN TREVOR             NY     105,000.00     11.990   0.000
 10266126194   VAIRO FRANK L             AZ      40,500.00     11.950   0.000
 10266126275   FREEMAN RICHARD L         PA     101,150.00     12.240   0.000
 10266126338   REGINA DAVID L            PA      22,400.00     11.500   0.000
 10266126477   GARCIA SAMMY              NM      20,420.00     12.250   0.000
 10266126606   SCISCIANI MICHAEL         PA      35,600.00      9.650   0.000
 10266126696   VIEAU MARK L.             WI      32,500.00     12.750   0.000
 10266126741   BREIDENSTEIN PAMELA S     NY      29,750.00     11.200   0.000
 10266126896   KNAPP JOHN                CT      22,150.00     12.750   0.000
 10266126939   LINSE KENIETH             WA      14,700.00     12.750   0.000
 10266127056   SCHAFFNER JOHN C          PA      67,000.00     12.500   0.000
 10266127087   DOUYON ANDRE L            CA      73,000.00     12.375   0.000
 10266127265   PHILLIPS JAMES R          NC      31,700.00     10.700   0.000
 10266127517   KOVAL JR JOHN E           DE      24,000.00     11.200   0.000
 10266127536   CHAVEZ JOSE DAVID         UT      26,000.00     14.200   0.000
 10266127544   25 MAIN ST INC            NY     217,750.00     11.750   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10266127679   SMITH STEVEN L            UT      26,000.00     11.900   0.000
 10266127718   ROSE TERRY M              WA      41,700.00     12.250   0.000
 10266127740   HAMER SHARON CRUMBLEY     IL     139,900.00     13.750   0.000
 10266127822   LILLY JEFFREY A           PA      68,000.00     12.500   0.000
 10266127868   MUNDT BOB V               CO      42,090.00     11.750   0.000
 10266127920   VAGNINI DANIEL P          CT      43,800.00     12.250   0.000
 10266127942   PUKAS DAVID M             PA      17,500.00     11.400   0.000
 10266127966   TULIO JOSEPH              PA      68,800.00     10.990   0.000
 10266127971   BLACKBURN WAYNE           VA      74,800.00     11.990   0.000
 10266127974   GRAHAM WARREN H           MD      27,000.00     13.250   0.000
 10266128001   JONES KENNETH L           UT      52,300.00     13.500   0.000
 10266128027   MERINO CUCA L             AZ      23,505.00     13.350   0.000
 10266128129   NISSIM YONA               MD     307,520.00     10.700   0.000
 10266128230   RADYSH GEORGE J.          IL      40,000.00     10.500   0.000
 10266128262   WEINSTEIN JAMES L         PA      25,865.00     13.500   0.000
 10266128450   GILLILAND MARTHA T        VA      69,600.00     11.500   0.000
 10266128515   PARISI FRANK M            CT      17,500.00     10.900   0.000
 10266128525   ALMGREN WILLIAM R         PA      60,000.00     10.990   0.000
 10266128541   SALISBURY GARY E          UT      43,000.00     15.990   0.000
 10266128543   TELFORD EDWARD B          UT      18,000.00     13.500   0.000
 10266128581   GRYGA ANTHONY             IL      22,000.00     10.750   0.000
 10266128583   PURPURA JOSEPH F          IL      46,900.00     10.990   0.000
 10266128603   MONTGOMERY FRANCIS E      PA      27,200.00     13.990   0.000
 10266128614   ALSTON CLARENCE           MD      73,000.00     12.240   0.000
 10266128621   LOVE ROBERT F             CO      59,893.00     12.750   0.000
 10266128652   CARPENTER STEPHEN M       AZ      20,000.00     13.250   0.000
 10266128694   JACOBSON TRAVIS W         UT      27,200.00     13.300   0.000
 10266128699   MALLON STEPHEN JAMES JR   MD      91,340.00     11.700   0.000
 10266128700   PRINTY JAMES R            UT      48,170.00     12.900   0.000
 10266128764   ALLEN WALTER F.           OH      65,700.00     11.750   0.000
 10266128777   OWENS DENNIS M            NC      15,451.00     12.450   0.000
 10266128804   MAZZELLA ANTHONY C        PA     128,000.00     11.250   0.000
 10266128824   SALADINO DEBORAH ANN      NY      21,700.00     12.750   0.000
 10266128839   TOLMAN IAN                UT      30,800.00     13.250   0.000
 10266128841   TAYLOR LENYORK            CT      24,000.00     12.250   0.000
 10266128844   HOFFMAN JOHN C            UT      29,665.00     14.550   0.000
 10266128872   MAXWELL DAVID G           UT      38,945.00     12.950   0.000
 10266128881   SHELLEY ROGER S           AZ      15,000.00     12.250   0.000
 10266128939   SIPE MERRY C.             MN      29,000.00     13.250   0.000
 10266128963   MADEJ MARYANN H           MD      47,900.00     12.250   0.000
 10266128993   PALMER GEORGE M JR        FL      41,900.00     12.990   0.000
 10266129016   PARRISH WILLIAM S         MD      59,000.00     12.740   0.000
 10266129039   WAGNER CHRISTOPHER J      PA      24,720.00     10.750   0.000
 10266129052   SPRANG PHILIP             WA      37,160.00     13.500   0.000
 10266129078   WATERS PAULETTE           PA      36,000.00     10.740   0.000
 10266129117   BEARDSLEY DONNA E         AZ      30,000.00     11.250   0.000
 10266129119   TRIESCHMAN ELMER W JR     MD      26,500.00     11.950   0.000
 10266129159   CROMARTIE LEO             NC      12,350.00      9.450   0.000
 10266129205   ANDERSON MITCHEL C        CO     103,000.00     12.750   0.000
 10266129232   WALDEN WEARICA            NY     136,000.00      9.850   0.000
 10266129292   NAILOS PAUL M             FL      79,200.00     10.500   0.000
 10266129312   NOVY BEVERLY TERHUNE      NY     155,700.00     10.950   0.000
 10266129333   BOIANOFF AFANASII S       OR      40,207.00     12.250   0.000
 10266129369   RHOADES DALE F            FL      30,000.00     10.500   0.000
 10266129430   O'CONNOR MARK C.          IN      40,500.00     11.550   0.000
 10266129492   ROBERTSON TIMOTHY D       OR      59,000.00     12.750   0.000
 10266129527   HARVEY THELMA             FL      20,000.00     11.900   0.000
 10266129570   PRINCELL WINSTON          IL      15,300.00     10.750   0.000
 10266129595   JONES TERRY L             FL      28,000.00     10.850   0.000
 10266129597   IACOBACCI MICHAEL B       PA      65,000.00     11.050   0.000
 10266129613   SHULTZ MICHAEL JOHN       FL      72,800.00     10.700   0.000
 10266129638   MERCIER MICHAEL J         WA      22,156.00     11.200   0.000
 10266129647   DOUGHERTY JEFFERY B       CA     127,080.00     11.875   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10266129692   HUTCHINS MICHAEL J        UT      15,000.00     15.000   0.000
 10266129757   COLBY III ORRIN TETHER    UT      43,000.00     12.900   0.000
 10266129788   BELCHER DONALD L          OH      37,000.00     10.500   0.000
 10266129799   SCIALABBA JOSEPH J.       IL      45,000.00     10.000   0.000
 10266129819   HELLER RICHARD ANTHONY    IL      27,500.00     12.250   0.000
 10266129822   MCCLINTON MAGGIE          IL      60,000.00     10.000   0.000
 10266129831   HODZIC SKENDER            MI     126,000.00     11.750   0.000
 10266129905   OZGA ADAM                 NJ      42,000.00     11.350   0.000
 10266129907   GREEN ALBERT F            CO      25,000.00     14.000   0.000
 10266129937   VINCENT AMMIE M           CO      33,000.00     11.100   0.000
 10266129941   BARTON RICHARD A          UT      33,100.00     11.950   0.000
 10266129963   ADKINS MOTIC L.           MI      25,900.00     11.750   0.000
 10266129965   CARBONARO JOHN J.         IL      25,000.00     10.250   0.000
 10266130022   BROWN RUTH D              MD      85,900.00      9.250   0.000
 10266130061   BARRETT SHIRLEY ANNE      CO      53,211.00     12.500   0.000
 10266130087   STANFA ILENE A.           IL      22,600.00     11.500   0.000
 10266130110   STONE BARBARA             FL      36,000.00      9.900   0.000
 10266130116   BOOTHE JOHN R             NC      71,300.00      9.500   0.000
 10266130209   SINISHTAJ LUIGI           MI      90,000.00     11.750   0.000
 10266130256   SOLETTO MICHAEL G         FL      44,000.00     11.500   0.000
 10266130282   SERVOCKY JOSEPH N         PA      65,600.00     12.850   0.000
 10266130293   ROBINSON JAMES W          CO      14,000.00     12.700   0.000
 10266130351   WYNN JOHN                 IN      67,900.00      9.650   0.000
 10266130377   LAGRECA ANTHONY           FL      41,250.00     11.350   0.000
 10266130384   FREDERICK CHRISTOPHER J   OR      28,000.00     13.750   0.000
 10266130397   GATEHOUSE LOIS THOMPSON   CA      34,000.00     11.200   0.000
 10266130403   VINSON LISA M             FL      25,000.00     11.000   0.000
 10266130462   HINKLE CRAIG S            OR      51,238.00     11.750   0.000
 10266130470   KELLER JEFFREY S.         IL      63,000.00     12.000   0.000
 10266130508   REDWINE DANNY             FL      40,950.00      9.900   0.000
 10266130561   LANDRETH CINDI K          WA      20,500.00     11.200   0.000
 10266130569   HONE JEFFERY L            UT      15,814.00     15.190   0.000
 10266130572   HIDALGO G DEAN            UT      89,927.00     15.100   0.000
 10266130577   HOPKINS DONALD F          AZ      75,600.00      9.400   0.000
 10266130646   COLE MICHAEL K.           OH     117,600.00     10.240   0.000
 10266130647   HATCHER SAMUEL            IN      58,400.00     11.750   0.000
 10266130744   LEISER JOHN PAUL          UT      18,500.00     12.900   0.000
 10266130776   SMITH NOREL               UT      11,000.00     11.900   0.000
 10266130813   STONE ROY EARL            CA      21,858.00     13.250   0.000
 10266130849   ABDALLAH ATWI             MI      80,700.00      8.375   0.000
 10266130865   DAWKINS C WAYNE           NC      45,900.00     11.450   0.000
 10266130914   JACKMAN DALE O            UT      29,000.00     12.900   0.000
 10266130943   MITCHELL LYNN D.          MI      56,000.00      9.125   0.000
 10266130955   IRIZARRY ELENA            FL      48,500.00     11.750   0.000
 10266130957   HARTMANN JAMES W          FL      55,200.00     12.990   0.000
 10266130980   YOUNG DAVID J             UT      21,900.00     12.200   0.000
 10266130981   HOFFER FRANK J            MI      93,600.00      8.875   0.000
 10266130982   HARMSTON TRENT C          UT      17,383.00     14.950   0.000
 10266131049   GARRETT JOHN MAX          CA     214,200.00     11.375   0.000
 10266131133   BOWEN DIANE               FL      64,800.00     10.500   0.000
 10266131158   KOCH KARL JOHN            CO      94,500.00     12.750   0.000
 10266131265   MOUNT JAMES H             FL      39,900.00     10.500   0.000
 10266131266   BUTTERFIELD DARREN        UT      14,000.00     15.850   0.000
 10266131267   BELCHER DEE A             UT      46,410.00     12.900   0.000
 10266131269   DEFA CHAD A               UT      15,774.00     14.350   0.000
 10266131281   PASICK KATHLEEN J         FL      43,950.00     10.950   0.000
 10266131333   MARONEY ROBERT A.         IL      35,800.00     12.740   0.000
 10266131343   KLEIN KERRY L.            WI     108,000.00     11.450   0.000
 10266131353   VAN PELT MICHAEL          IN      29,600.00     12.250   0.000
 10266131359   PRIGAL K KENNETH B        FL      97,750.00      9.600   0.000
 10266131361   DITMORE RONALD L          PA      61,000.00     10.650   0.000
 10266131403   SAMPSON GARY              UT      23,000.00     13.350   0.000
 10266131487   HUGHES RICKEY DALHART     UT      39,596.00     13.150   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10266131579   PERE VALENTIN R           IL     215,000.00     11.250   0.000
 10268000026   WRATNY WILLIAM            NY      35,000.00     10.450   0.000
 10268000420   BLISS CLAUDIA A           RI      16,300.00     12.750   0.000
 10268000993   BARRETT WILLARD W         NY      31,450.00     11.600   0.000
 10268001011   KALEM JOSEF               NJ      99,400.00     12.300   0.000
 10268001068   NIGRO THOMAS              NY     301,600.00     13.490   0.000
 10268001215   CARP PAUL D               VA      55,000.00     10.950   0.000
 10268001270   DALY JOHN J               PA      30,100.00     11.700   0.000
 10268001366   GRAYER PHILIP             NJ      91,000.00     14.350   0.000
 10268001709   SANTOS ANTHONY B          CT      63,000.00     10.700   0.000
 10268001714   SHAW JR GEORGE A          MD      37,000.00     10.950   0.000
-------------                               -----------------------------------
Loans Funded and not yet in Servicing        11,691,289.00     11.911   0.000
Total Fixed Rate Loans Funded and Available  48,779,184.44     11.776
Grand Total Funded and Available             92,348,736.17     10.872

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------

CLOSED NOT FUNDED
 10216122774   MAUGHAN LARRY             UT      82,000.00     11.000   7.000
 10216123187   SARKIS SHAMERAN E.        IL      11,000.00      9.750   1.500
 10216124444   TANIG REYNALDO V.         IL      50,000.00      9.250   1.000
 10216124895   KNAPP CHERYL              MI      39,000.00     11.375   6.750
 10216124908   PATACSIL JAMES R          IL      73,000.00      9.250   1.000
 10216124975   MCCORMACK PATRICIA MARIE  NJ     182,750.00     11.625   7.750
 10216127003   AL-HAMID HASSAN           MI      51,700.00      9.625   5.750
 10216128073   STEVENS DOUG C.           OH      58,500.00      9.875   5.750
 10216128932   WARD TROY M.              OH      57,200.00     10.125   6.250
 10216129273   ZWILLING RICHARD L.       OH      51,800.00     10.375   6.250
 10216129559   GACSY THOMAS J            IN      71,200.00      9.625   6.000
 10216129798   SALAK DAWN M.             MN     108,900.00      9.625   5.750
 10216129836   PIDD THOMAS J.            MI      94,000.00     11.750   7.500
 10216129978   CUTRARO ANTONINO          MI     750,000.00      9.750   5.750
 10216130258   WALL ROBERT W             FL      96,300.00      8.625   5.000
 10216130390   EGGERT THOMAS W           AZ     371,000.00      9.875   6.250
 10216130454   SCHULZ TERRY H            AZ     297,000.00      8.375   4.500
 10216130481   POWE DAVID J.             MI      72,700.00     10.250   6.000
 10216130486   ROOKS SAMUEL J.           MI      81,000.00      9.625   5.750
 10216130801   BRISTER JOSHUA T          AZ     148,500.00     10.375   6.750
 10216130831   SIMPSON MALCOLM           MI      57,600.00      9.625   5.750
 10216131972   ALTAYEB SALWA             MI      43,200.00      9.875   5.750
 10216132117   ABOOD SADEEM              MI      48,600.00      9.875   5.750
 10216132625   AL-SHAAMANI HASSAN        MI      24,400.00     11.750   7.500
-------------                               -----------------------------------
ARM Loans Closed and not Funded               2,921,350.00      9.876   5.772

SET TO CLOSE
 10216119555   BARTLODUS THERESA         NY     272,000.00     10.125   6.250
 10216120023   COCINA WILLIAM J          NY     100,300.00     10.625   6.750
 10216120478   JORDAN SIGMUND            NJ     214,400.00     11.625   8.500
 10216120760   HUSON WILLARD L.          IL      72,600.00      9.250   1.000
 10216121022   SIMON MARTIN              NJ     240,000.00      9.500   6.750
 10216121539   SOTO EDWIN                NJ     163,200.00     11.125   7.250
 10216121752   HANSON ALFRED SR          CT     134,400.00     11.625   8.500
 10216122164   VOLPE RICK JR             NY     233,750.00     10.125   7.750
 10216122207   DOSSEY RICHARD            NY     115,000.00     10.625   7.000
 10216122371   CHESTER JEROME G          PA      63,665.00     10.375   6.500
 10216122376   YAN SUNLEANG              WA      90,000.00      9.500   5.500
 10216123118   LEE JAMES                 CT     170,000.00      9.250   6.500
 10216123522   BROWN KEITH               NY     320,000.00      9.875   6.250
 10216123675   LAWRENCE RICHARD M        UT      57,000.00      9.375   5.500
 10216123753   VULPI BETTY               NY      86,400.00     11.875   8.250
 10216123873   SINGH SATNAM              UT      82,500.00     10.375   6.500
 10216124352   RIPPER MARY M             NY     300,000.00      9.250   5.500
 10216124355   REED SANDRA L             NY      75,520.00      8.875   5.250
 10216124361   PATERNA PATRICIA R        CT     375,000.00     10.375   6.750
 10216124694   ALTHEIM JOEL H            NY     130,000.00     11.875   8.000
 10216124721   LAWLER DONNA M            NJ     159,800.00     11.125   7.750
 10216124725   WISNEWSKI LEE R           NJ     136,000.00     10.250   6.250
 10216125126   MARZO SALVATORE           NY     131,750.00     10.875   7.625
 10216125147   MCNAUGHTON DARRIN J       PA      98,000.00     11.000   7.000
 10216125259   CLIFTON CHARLES ERNEST    WA     126,000.00     12.125   8.250
 10216125340   QUARTARARO PETER          NY     108,750.00     10.875   7.000
 10216125513   PETRUCCI LOUIS            MD     212,500.00      9.625   6.750
 10216125966   MARSH JR ALEXANDER        NY     113,900.00     10.625   6.750
 10216126000   BRANHAM JR JOHN H         MD      87,550.00     10.125   7.250
 10216126171   GRIFFITHS DAVID J         UT     168,000.00      9.500   5.900
 10216126341   PRISCO STEPHEN T          NY     138,600.00      9.500   6.750
 10216126738   PAYNE VALERIE J           PA     180,000.00      8.625   6.000
 10216126799   BURDEWIK PAUL N           NY     176,000.00     10.875   8.000
 10216126905   UPHOLD ROY L              PA      92,000.00      9.375   6.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10216126959   TUTMAN RICHARD W JR       MD     121,500.00      9.625   6.750
 10216127031   ANDERSON FRANCES          NY      56,000.00     11.875   8.250
 10216127207   PACK CHARMAINE BELINDA    NY     175,000.00     10.875   8.250
 10216127542   JOYCE ELIZABETH M         NY     216,000.00     10.875   7.000
 10216127636   SMITH BRIAN               NJ      84,000.00      9.625   6.750
 10216127721   WILLIAMSON DUANE G        WA      65,000.00      9.875   6.000
 10216127794   MONTANA RITA M            PA      43,500.00      9.125   5.000
 10216127918   SHEIL MARTIN PETER        NJ     198,400.00      9.125   5.250
 10216127955   SEARS MONIQUE             NJ      73,865.00     11.375   7.500
 10216128168   BYRD MARGARET             NY     150,000.00     12.375   7.750
 10216128389   CUNNINGHAM RHONDA ALLEN   NJ     288,000.00      9.625   6.000
 10216128413   ROBBINS MARY JEAN         IL      64,000.00     11.375   7.500
 10216128442   GIZA JEANNE A             PA      63,750.00      9.875   6.000
 10216128670   SCIEPURA ZBIGNIEW         NJ      97,750.00     11.375   7.750
 10216128680   ST FLEUR MARIE            NY      91,184.00      8.875   6.000
 10216129063   BRANCH EARL               NJ      52,200.00     10.625   7.250
 10216129135   PEARSON DON B             UT     166,800.00      9.125   5.500
 10216129181   SHOCKER KIRK J            NY     132,000.00      8.375   5.500
 10216129183   DANCY DAVID S             NJ     152,000.00      8.125   5.000
 10216129244   SCHUSTER PAULA M.         MN      46,400.00      9.875   6.000
 10216129264   DULAY DELIA               IL      98,100.00      8.875   5.000
 10216129302   DANICO DANIEL V           CT     139,500.00      9.875   5.750
 10216129327   ZANAN VLADIMIR            NY     441,600.00      8.625   5.000
 10216129371   LOVIGLIO EILEEN L         NY     240,000.00      9.875   6.250
 10216129565   GOGA ROBERT T             IL      13,000.00      9.750   1.500
 10216129566   WRUCKE DENNIS L.          IL      25,000.00      9.500   1.250
 10216129754   TRIMMER DENNIS A          PA      70,650.00      8.875   5.000
 10216129763   CHILDS FRANK JR           GA      45,000.00     10.375   6.750
 10216129765   STADELWISER JOHN J        AZ      82,600.00      9.875   6.250
 10216129934   PILLO TIMOTHY A           WA      56,250.00      7.375   3.750
 10216129969   GONZALEZ FERNANDO O       IL      55,000.00      9.125   5.000
 10216130077   GAWRONSKI CHARLES         IL      40,000.00      9.375   5.500
 10216130122   BURDEN THOMAS A           PA      50,000.00      9.375   6.500
 10216130337   SOBH ALI A.               MI      80,700.00     10.625   6.750
 10216130357   KOKAS, BEVERLY D          PA      97,080.00     10.125   7.000
 10216130398   GREENSHEILD DAVID J       AZ     155,500.00     11.125   7.500
 10216130538   CASTANO JOSE F            AZ     122,500.00      9.875   6.250
 10216130544   MCLAUGHLIN III LUKE F     PA     120,000.00      8.875   5.500
 10216130574   CHRISTENSEN KEVIN K       ID      58,000.00     10.875   7.250
 10216130635   CUENCA JUAN               IL     126,000.00      9.125   5.000
 10216130671   COOPER M SCOTT            AZ     148,000.00      9.125   5.250
 10216130770   MATTERN JOHN S SR         PA      93,500.00     10.375   6.250
 10216130894   MORRISON GERALD M         PA      82,800.00     10.375   6.750
 10216130944   BARNES RICHARD R.         MI     260,100.00      9.875   5.750
 10216131033   ABANTO CASTULO CALAMAAN   NV     130,900.00      9.875   6.000
 10216131063   AHRENS STEVEN J           IL      94,400.00     11.500   7.250
 10216131069   HOFFER FRANK J.           MI      93,600.00      8.875   5.000
 10216131392   SHELLENBERGER TERRY       PA      62,910.00      9.875   5.750
 10216131585   BARNES RICHARD            MI      63,700.00      8.375   4.500
 10216131608   HAUGSETH WILLIAM K        FL     126,000.00      9.625   5.750
 10216131656   CLARY RONALD R            AZ     143,395.00     10.375   6.500
 10216131707   DEMBINSKI WILLARD D.      IL     117,600.00     11.750   7.500
 10216131748   JIMENEZ CHRISTOPHER JEFF  UT      56,000.00      9.750   6.000
 10216132128   SWETT CRAIG L             UT     122,500.00     10.750   6.900
 10216132215   GROSE DALE E              OR     131,800.00     10.625   6.750
 10216132623   DEITTRICK KENNETH         MI      27,700.00      9.625   6.000
-------------                              ------------------------------------
ARM Loans Set to Close                       11,433,319.00     10.035   6.423

APPROVED
 10216120034   JACKSON ERLENE            NY      95,000.00     10.000   7.000
 10216122187   CAPOBIANCO JOSEPH         NY     297,500.00     10.625   6.750
 10216122536   CAMPBELL CLARISE          NY     207,000.00      9.875   5.750
 10216122686   NORMAN BRUCE D.           MI      80,800.00      8.750   5.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10216123363   MARTIN LARRY W.           IN     110,450.00      8.375   4.500
 10216124689   METZGER WILLIAM G         MD     153,850.00     10.875   6.750
 10216124715   MAHR JOEL                 NJ      48,000.00     11.250   7.000
 10216124998   MARIANI ERICK             NY     157,500.00     10.250   6.750
 10216125218   VANSCHENKBRILL ROBERT W   NJ      48,750.00      9.625   6.000
 10216125427   RIDLEY ANDRE              NY     107,200.00     11.250   7.000
 10216126101   JOHNSON SAMUEL JR         NY      89,600.00     11.875   8.250
 10216126357   MONAHAN JAMES             NY      65,000.00     11.875   7.750
 10216126510   RODRIGUEZ CHARLES         NY     100,000.00      8.875   6.000
 10216127119   UNDERWOOD ROSEMARY        AZ      93,000.00     10.625   6.750
 10216127122   CAMPOS VICTOR M           AZ      51,000.00      9.375   5.500
 10216127210   MCQUILLEN AUNDRA          AZ      68,850.00      8.875   5.000
 10216127388   VELASQUEZ ANGEL NELSON    NY      88,800.00     10.875   8.250
 10216127605   KASTER RONALD W.          MN      30,000.00     10.250   6.000
 10216127609   SAMPSON TRACY P.          MI      63,000.00      8.375   4.500
 10216127634   RUDE ALLEN                NJ      84,500.00     12.375   7.750
 10216127729   CAIN JAMES                IL      30,000.00     11.375   6.750
 10216128022   GALLOWAY DAVID            AZ      54,880.00     10.875   7.000
 10216128028   MARGOLIN MICHAEL          AZ      48,750.00     10.875   7.000
 10216128127   ANDRUS STEVE              AZ      48,000.00      9.875   6.000
 10216128375   JONES BARBARA             AZ      89,600.00     12.125   8.250
 10216128394   CARLSON DAVE              AZ      82,500.00     10.875   7.000
 10216128425   PHILLIPS CHARLES          OH      41,600.00     10.375   6.250
 10216128470   MIRZO CADRI               NJ      69,000.00      9.625   6.750
 10216128735   FASANO RICHARD            NY     360,000.00      9.375   5.750
 10216128795   SOTO JOSE J               PA      60,830.00      8.875   5.250
 10216128820   PEARCE RONALD E           CO     212,500.00      9.875   6.250
 10216129042   DEUEL CHRISTOPHER         NM      84,000.00      8.875   5.250
 10216129111   BECKER LISA               NY      62,900.00     11.375   7.750
 10216129233   HOWARD BERTHA J.          OH      34,500.00      9.875   6.000
 10216129343   MCCALL DEBRA              NY     360,000.00      9.875   6.750
 10216129494   NICELEY MASAKO            NV      72,800.00      8.625   5.000
 10216129680   GARCIA GARY               CA     115,000.00      8.625   5.000
 10216129772   ENRIQUES ROBERTO          UT      72,000.00      8.375   4.750
 10216129796   RODGERS WALLACE H.        IL      44,800.00     11.375   7.500
 10216130019   SZERLAG GEORGE            AZ     260,100.00     11.125   7.500
 10216130148   ORGAN TERRY               AZ     153,000.00     10.375   6.750
 10216130216   GLOVER ELIZABETH M        CO     144,000.00      9.375   5.750
 10216130267   HORTON SCOTT              WA     119,600.00      9.875   6.250
 10216130308   SISON TONIE               NV      93,500.00     10.125   6.500
 10216130603   KING HAROLD M             CO      88,000.00     10.875   7.250
 10216130636   PISONE JO ELLEN           IL      83,700.00      7.125   2.750
 10216130784   KOPP BLAINE               ID      54,800.00     10.875   7.250
 10216130834   COMER DENNIS              MI      72,000.00      7.875   3.750
 10216130869   UMPHREY ALBERT            NM     275,000.00     11.125   7.250
 10216131029   SALCIDO ISAAC             AZ      52,500.00      9.625   6.000
 10216131143   SCHULZE KENNETH           CA     262,500.00      7.375   3.750
 10216131188   VIRANI HUSSAIN            IL      42,500.00     10.625   6.750
 10216131300   CASILLAS GUILLERMO        AZ      55,250.00     10.875   7.000
 10216131301   RHOTTEN CRAIG             AZ      55,000.00      9.625   5.750
 10216131424   GOLDBERG JULIA            CA     171,000.00      8.875   5.000
 10216131427   HATCH ROBERT              WA     160,000.00      9.125   5.250
 10216131532   THAYN GARY J JR           UT      56,000.00     11.125   7.250
 10216131603   HEMPHILL SHAWN            IN      72,900.00      8.875   5.000
 10216131767   SORENSON DEAN             UT     132,500.00     11.125   7.250
 10216131964   RICE JAMES R.             MI      87,000.00     10.000   5.750
 10216132066   BENSON PAUL               AZ      64,600.00     10.125   6.250
 10216132072   STONEBURNER GARTH         AZ      69,600.00     10.875   7.000
 10216132106   CAPIAK JOHN R             IL      40,000.00     10.000   5.750
 10216132111   SAEED MOHAMMED M.         IL     259,200.00     11.750   7.500
 10216132237   TURKIA SOUAD              MI      43,200.00      9.625   5.750
 10216132616   JOHNSON SUE A             IL     132,600.00      9.875   5.000
-------------                               -----------------------------------
ARM Loans Approved                            7,083,510.00     10.022   6.245

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
Total ARM Loans Not Yet Funded               21,438,179.00    10.009    6.276

CLOSED NOT FUNDED
 10266120198   OGDEN BARBARA C           RI      15,000.00     11.350   0.000
 10266123077   DOWELL RAYMOND E          NV     124,000.00     12.550   0.000
 10266123261   PETERSON SCOTT D          CA      43,600.00     12.500   0.000
 10266124555   CRAFT GREGORY             PA      53,550.00      9.850   0.000
 10266125015   CHAZAN MICHAEL            AZ      23,500.00     12.900   0.000
 10266125069   REESE MICHAEL C           CO      53,900.00     12.000   0.000
 10266125416   LOREY ELMER D             AZ      20,990.00     13.200   0.000
 10266125678   CAYFORD KARL S            AZ      28,000.00     13.000   0.000
 10266125689   LENTINE DOLORES           AZ      23,800.00     13.700   0.000
 10266125745   BROCHE EDWARD A.          IL      84,000.00      8.375   0.000
 10266125988   DALY STEPHEN              NY      33,500.00     11.990   0.000
 10266126179   BROGDON TERRY K           AZ      20,979.00     12.650   0.000
 10266126247   BAIRD COLIN C             AZ      17,887.00     11.600   0.000
 10266126306   SAMUELSON THOMAS J        UT      39,465.00     14.550   0.000
 10266126377   ALLEN ANDREW F.           MI      24,800.00      9.990   0.000
 10266126480   PERRY DAVID N             NM      28,000.00     13.250   0.000
 10266126622   JUMPER JACK J             AZ      13,800.00     14.000   0.000
 10266126869   KIM SUN NYO               IL     101,500.00     12.250   0.000
 10266127085   STIFFLER DONALD R         NV      83,250.00     13.300   0.000
 10266127108   CALKINS DARRELL J         UT      14,500.00     11.000   0.000
 10266127244   DELGADO MAURICE           NJ      75,000.00     11.990   0.000
 10266127397   CLIFFORD KAREN E          AZ      19,870.00     10.950   0.000
 10266127554   FLORES MIGUEL A           AZ      24,750.00     11.950   0.000
 10266127713   GODBEE STEPHEN J          AZ      36,604.00     13.250   0.000
 10266127834   EUBANKS LLOYD B           NV      34,000.00     13.000   0.000
 10266128211   GOGERTY THOMAS W          CO      76,458.00     13.250   0.000
 10266128220   CAMP BERNADETTE C.        IL      15,000.00     11.750   0.000
 10266128224   PALLOTTO STEPHEN          IL      54,100.00     12.250   0.000
 10266128323   ROBERTS RICHARD K         AZ      20,000.00     14.500   0.000
 10266128577   BANKSTON RODNI            MI      25,000.00     11.750   0.000
 10266128703   HALL KRISTY LYNN          AZ      16,650.00     13.500   0.000
 10266128706   MAKRAY FRANK A            CO      80,000.00     11.750   0.000
 10266128874   BEARD ROBERT              UT      28,000.00     13.000   0.000
 10266129060   KOCH EDWIN R              WA      23,230.00     12.250   0.000
 10266129076   KLAGES BARRY L            PA      37,920.00     10.990   0.000
 10266129145   MILNER RICHARD B          CO     120,000.00     11.250   0.000
 10266129211   MANCHEGO STEVEN A         CO      25,088.00     13.250   0.000
 10266129445   ALT THOMAS E.             MN      48,800.00     11.950   0.000
 10266129523   HOWARD JR PHILIP M        UT     164,500.00     12.190   0.000
 10266129530   MAYHUGH DALLAS H          OR      32,900.00     13.250   0.000
 10266129569   DAVIS JASON E.            OH      46,400.00      9.600   0.000
 10266129629   USSERY GLYN               UT      22,000.00      9.850   0.000
 10266129816   ATKINS THEOLA             IL      15,000.00      9.250   0.000
 10266129842   ELIZALDE RANDY J.         IN     117,000.00     10.240   0.000
 10266129861   VANDERBURG FRANK J        OR      24,000.00     12.750   0.000
 10266129884   FIORENTINO ROBERT         NJ     106,250.00     10.500   0.000
 10266129924   WILSON JUNE               UT      13,900.00     12.250   0.000
 10266130042   KING DONNA M              AZ     231,500.00     10.700   0.000
 10266130069   PARSON EUGENE B           PA     145,000.00     10.850   0.000
 10266130115   CLEAVER CHARLIE           NC      40,000.00     10.750   0.000
 10266130119   MCIVER ELMIREE            NC      50,575.00      9.500   0.000
 10266130129   FAMOUS SHARON L           PA      24,925.00     11.400   0.000
 10266130131   PERRIN BARRY              PA      76,500.00     10.800   0.000
 10266130181   HARRISON DAN T            NV      24,250.00     12.700   0.000
 10266130259   FORD JOSEPH A             AZ      22,590.00     12.600   0.000
 10266130273   MULLINS EDWARD M          FL      65,800.00     10.650   0.000
 10266130301   VIRGIN WAYNE              WA      33,260.00     11.350   0.000
 10266130348   PHILLIPS BOBBY L.         IN      22,900.00     11.950   0.000
 10266130401   KELLINY NABIL             FL      41,600.00     12.450   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10266130404   RILEY KAREN               FL      51,300.00     10.650   0.000
 10266130515   D'ABRUZZO VERONICA        PA      64,712.00     11.500   0.000
 10266130607   MENZINGER WALTER P.       NY      85,000.00     10.900   0.000
 10266130705   RIVERA ANNA               CO      63,465.00     11.100   0.000
 10266130735   EALY LORENZO              IL      26,200.00     11.750   0.000
 10266130765   PYLE GEORGE M             FL      30,400.00     10.350   0.000
 10266130781   WARE MICHELLE             UT      15,815.00     14.190   0.000
 10266130808   JOHANNES DAVID A          CO      16,500.00     11.550   0.000
 10266130917   MACGILLIVRAY DUSTIN J     UT      81,900.00     14.250   0.000
 10266130978   CIESLAK MANFRED A         UT      15,000.00     11.650   0.000
 10266131000   DOUGHERTY BERNARD J       FL      15,272.00     12.200   0.000
 10266131067   WATSON JACQUELYN M.       WI      98,000.00     13.000   0.000
 10266131070   HELTON JIM G.             KY     145,600.00      9.600   0.000
 10266131138   BUNTING HAROLD DUANE      UT      45,000.00     12.750   0.000
 10266131244   MATHEWS ROBERT            PA     128,000.00     11.250   0.000
 10266131337   RICO REMIGIO              IL      79,000.00     11.850   0.000
 10266131401   HOBBS JOEL A              UT      30,000.00     14.450   0.000
 10266131521   HOLMQUIST RAYMOND L       CO      13,000.00     13.500   0.000
 10266131564   GOLDEN DONNA              IL      31,200.00     11.500   0.000
 10266131570   ALLEN ANDREW F.           MI      26,300.00     10.800   0.000
 10266131664   TROTT WILLIAM R           UT      41,025.00     12.750   0.000
 10266131859   SIMPSON ALAN W            CA      76,000.00     11.700   0.000
 10266132045   BERGMAN LUANN             UT      21,599.00     15.850   0.000
 10266132243   CAMPBELL KENNETH E.       MI      64,600.00     11.850   0.000
--------------                               ----------------------------------
Fixed Rate Loans Closed and not Funded        4,194,229.00     11.661   0.000

SET TO CLOSE
 10266119935   HAYES WILLIAM             GA      42,800.00     13.750   0.000
 10266120184   WINGATE DONALD P          NY      47,300.00     10.990   0.000
 10266120365   REDDING RICHARD L         GA      26,400.00     13.800   0.000
 10266120504   CASTIGLIONE ANDREW        NY      80,000.00     10.950   0.000
 10266120530   MENDEZ FRANCIS            NY     247,500.00     11.650   0.000
 10266120953   BAGSIYAO CORAZON M        NY     158,400.00     13.000   0.000
 10266121150   WATSON MARK E             UT      47,878.00     13.200   0.000
 10266122044   MADSEN DAVID CHESTON      UT      22,000.00     13.950   0.000
 10266122559   JOHNSON MAYNARD L         GA      35,000.00     12.250   0.000
 10266123254   KRIENKE JOY ALAN          CO     104,000.00     13.750   0.000
 10266123794   HATTEN JEANETTE           GA      76,500.00     12.150   0.000
 10266123836   ESCOBEDO ALDIMAR          NY     207,000.00     11.350   0.000
 10266123841   MICALIZZI ANGELO V.       FL      48,000.00     11.550   0.000
 10266124034   BAUMEISTER CAROL          NJ      50,000.00     10.400   0.000
 10266124041   MONEY JOHN A              UT      40,500.00     12.000   0.000
 10266124063   JENKINS MORRIS DALE       UT      11,000.00     11.500   0.000
 10266124483   HUYNH AN QUOC             WA      61,800.00     12.950   0.000
 10266124623   HEWETT JONATHAN K         UT      50,280.00     14.000   0.000
 10266124629   CHRISTY CLAIR E           FL      94,400.00     10.990   0.000
 10266124635   BURSON JERRY              GA     162,000.00     12.190   0.000
 10266124824   BIRCHER KAREN GALE        CO      23,500.00     13.750   0.000
 10266125296   JAMES RALPH II            NY     213,600.00     14.090   0.000
 10266125367   TONA HERLINDA S           AZ      47,600.00     11.000   0.000
 10266125545   SELA NEBI                 NY     210,000.00     11.990   0.000
 10266125742   GRIFFIN SHERISE           IL      20,000.00     13.990   0.000
 10266125897   PASTORE RICHARD S         NY     220,000.00     11.100   0.000
 10266126120   SUNDARA STEVE             UT      23,000.00     13.140   0.000
 10266126456   CHRISTIANSON LORETTA
                 DENIS                   WA      55,000.00     10.875   0.000
 10266126619   ECKERT LARRY G.           PA     126,000.00     11.990   0.000
 10266126953   JEAN-PIERRE ROZELLE       FL      72,250.00     12.490   0.000
 10266127139   MAES SHIRLEY E            CO      20,800.00     11.750   0.000
 10266127224   MINOR TOM                 NY      12,265.00     12.400   0.000
 10266127300   JANETEAS THOMAS           IL      55,800.00     10.750   0.000
 10266127403   SNYDER JAN DAVID          AZ      35,400.00     12.750   0.000
 10266127408   VAUGHT JOHANNA            MD      58,000.00     13.000   0.000
 10266127422   LOTFI GHULAMRIZA          PA      59,000.00      8.500   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10266127439   RIGGS CLYDE GREEN         UT      24,700.00     13.150   0.000
 10266127498   WASSERMAN HERBERT         NY     208,000.00     11.990   0.000
 10266127545   GARRETT FRANK L           UT      48,375.00     12.850   0.000
 10266127684   SPOHN RICK T              UT      23,220.00     12.750   0.000
 10266127761   WAZWAZ AMY                MN      22,600.00     12.000   0.000
 10266127837   ANGER LAVOYN M            CO      15,700.00     11.750   0.000
 10266127929   BLATNICK DIANA            UT      29,725.00     14.500   0.000
 10266127949   MATHIS PATRICIA O         FL      20,000.00     12.490   0.000
 10266128035   INMAN SR ANTHONY R        CO      35,000.00     13.250   0.000
 10266128040   REESE BETTIANN            CO      30,000.00     12.000   0.000
 10266128130   ANDREWS PLASSIE           FL      43,000.00     11.700   0.000
 10266128337   GUSS MATHEW               UT      17,523.00     13.200   0.000
 10266128338   SCHULTZ DANNY H           UT      34,620.00     13.800   0.000
 10266128514   FLYNN JANICE J            FL      56,000.00      9.600   0.000
 10266128609   WILLIAMS LYNDYL           GA      13,600.00     13.950   0.000
 10266128742   WEINBERGER DIANE          UT      63,000.00     14.200   0.000
 10266128761   ALY-KHALAFALLA MOHAMED    MI      39,000.00     11.500   0.000
 10266128802   CHEPONIS KATHLEEN M       PA      25,200.00     11.740   0.000
 10266128818   KENT JR HOWARD G          OR      26,887.00     11.000   0.000
 10266128843   MARTINCHICK CHRISTOPHER M UT      16,982.00     13.500   0.000
 10266128903   WASINGER LINDA L          CO      60,000.00     10.990   0.000
 10266128929   SIERRA RUTH               MI      11,000.00     14.250   0.000
 10266128991   DEPREKER DIANNA M         FL      10,000.00     11.950   0.000
 10266128995   GILLETTE CRAIG            GA      31,800.00     12.950   0.000
 10266129046   LOGAN LIZ M               NY      99,000.00     11.990   0.000
 10266129142   DEOPERSAUD SUKHRAM        NY     175,000.00     11.100   0.000
 10266129239   MALLORY HARRY L.          IL      50,000.00      9.250   0.000
 10266129283   PRATER JANET M            CO      48,000.00     12.500   0.000
 10266129286   STOKES TOM A              OR      64,373.00     11.750   0.000
 10266129314   HALEY EDWARD G            FL      69,000.00     12.500   0.000
 10266129346   PEREZ ROBERTO             NY     150,000.00     11.100   0.000
 10266129353   SNARR PHILIP A            CA     106,250.00     12.450   0.000
 10266129399   CHARLES ERNEST E          PA      27,000.00     12.250   0.000
 10266129408   YU THOMAS                 OR      30,000.00     12.000   0.000
 10266129439   MCKINLEY JOHNNIE M.       OH      62,100.00     11.050   0.000
 10266129476   GUERRIER ILIOMA           FL     118,240.00     10.990   0.000
 10266129507   CHATTERLY TERRILYN
                 J CARTE                 UT      50,935.00     15.590   0.000
 10266129624   HOOSEIN FARIEDA           NY     183,950.00     13.500   0.000
 10266129650   HANSEN GAYLA L            CO      35,000.00     12.750   0.000
 10266129664   MITCHELL RHONDA           CO      20,750.00     14.500   0.000
 10266129705   SAVACOOL RONALD SR        PA      14,000.00     11.350   0.000
 10266129708   ANTHONY CHRIS R           PA      79,200.00     10.650   0.000
 10266129750   PARKINSON SEDLEY W        UT      38,634.00     14.550   0.000
 10266129785   STRAIN LAWRENCE L         CO      30,200.00     11.600   0.000
 10266129789   ANGEL DAVID W.            IL      17,500.00     13.600   0.000
 10266129806   IMPALLARIA MARY E.        IL      59,500.00     11.250   0.000
 10266129880   GILBERT MICHAEL R         CA      79,880.00     12.040   0.000
 10266129938   WILLARD CLARENCE S        CO      13,964.00     11.100   0.000
 10266129948   SAMMON MICHAEL K          CO      18,000.00     14.000   0.000
 10266129964   HYMAN VALDA MAY           MI      46,500.00      9.500   0.000
 10266130054   MCKENNA PAULA             CO      45,000.00     13.500   0.000
 10266130075   WALSH VICTORIA M.         IL     208,000.00     13.100   0.000
 10266130079   AZO AZO                   IL      20,000.00     10.750   0.000
 10266130118   CROWSON LARRY BRUCE       NC      78,500.00      9.100   0.000
 10266130166   NICOLETTI NORA            FL      14,900.00     11.200   0.000
 10266130170   HARDING JESSE R           CO      23,000.00     12.400   0.000
 10266130171   COPLEY JEFFREY D          CO      32,000.00     12.500   0.000
 10266130190   KARTCH JOSEPH A.          IL      75,000.00      9.150   0.000
 10266130196   MATHIS DELORES            MI      26,400.00     10.400   0.000
 10266130239   ANGILAU SIOPE T           UT      55,416.00     13.500   0.000
 10266130261   VICHITTRA SIPHAY          FL      36,700.00     12.150   0.000
 10266130283   CROSS BRENDA A            UT      15,000.00     11.850   0.000
 10266130306   SMITH HILDA H             NV      52,900.00     11.400   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10266130318   VOSS ROBERT L.            IL      49,500.00     11.550   0.000
 10266130366   STACEY EDWARD E           GA      48,700.00     11.850   0.000
 10266130368   MILLER BEADRUCILE M       NC      32,700.00      9.500   0.000
 10266130369   ALBRITTON JOSEPH B        NC      38,250.00     10.000   0.000
 10266130376   WENTZ EUGENE L            FL      22,100.00     12.150   0.000
 10266130429   BURKE ELLEN M             UT     121,550.00     12.200   0.000
 10266130432   ZANDER COREY LEE          UT      62,750.00     11.450   0.000
 10266130452   ROSS WAYNE C              NV      40,000.00     10.150   0.000
 10266130528   DOLAN JERRY J             CO      47,645.00     12.700   0.000
 10266130548   RODRIGUES BRADFORD K      CO      34,000.00     11.100   0.000
 10266130576   GOODFELLOW MICHAEL R      UT      27,500.00     13.750   0.000
 10266130593   RUSSELL CHARLES W         WA     108,000.00     11.875   0.000
 10266130596   SCOTT ROBERT V            AZ     116,375.00     11.200   0.000
 10266130615   TABER, II LESTER G.       IN      67,700.00     10.300   0.000
 10266130624   GILES DEBORAH             OH      25,000.00     13.750   0.000
 10266130662   RUBIE DAVID A             AZ      98,022.00     12.250   0.000
 10266130694   DAVIS BETTE ANN           PA      13,700.00     12.750   0.000
 10266130697   SLOAN III SEBERN JOSEPH   AZ      32,500.00     12.700   0.000
 10266130708   EDDY DAVID B              CO      47,500.00     11.600   0.000
 10266130715   PILCHER PETER             UT      90,900.00     12.250   0.000
 10266130729   RUNCHEY JERRY R           IL      18,200.00      9.900   0.000
 10266130762   JONES LUCILLE W           FL      33,800.00     10.600   0.000
 10266130768   FEINSTEIN AMENADAV        FL      46,700.00     10.950   0.000
 10266130854   MCCRACKEN JAMES R         FL     112,000.00     12.190   0.000
 10266130858   TAYLOR ARMANDO            FL      11,000.00     12.500   0.000
 10266130860   WILLIAMS TERRY B          FL      57,680.00     10.400   0.000
 10266130919   HUGHES MARK A             UT      59,450.00     12.750   0.000
 10266130936   ARANDA VICTOR M.          IL      35,800.00     12.500   0.000
 10266130938   EALY HORACE M.            IL      97,500.00     11.750   0.000
 10266130939   KURZYDLO MICHAEL A.       IL      20,100.00     13.490   0.000
 10266130974   ABEYTA MARY THERESA       NM      25,000.00     11.750   0.000
 10266130987   LATER DONALD              UT      27,166.00     12.750   0.000
 10266131005   CUNNINGHAM CLARIS         NY     200,000.00     11.500   0.000
 10266131041   KRAUDY KENNETH WILLIAM    UT      77,000.00     13.100   0.000
 10266131078   BABB TRAVIS ANN BENNETT   NC      60,000.00     10.450   0.000
 10266131126   PATTERSON DOROTHY M       FL      18,262.00      9.650   0.000
 10266131220   EMPIRE PROSPECT
                 GROUP,INC.              NJ     351,000.00     11.100   0.000
 10266131264   HALL DONALD N             UT      30,300.00     12.900   0.000
 10266131284   KIRKLAND ROBERT O         CO      30,788.00     12.750   0.000
 10266131324   CAMERON ROBERT D          MI      42,500.00      9.800   0.000
 10266131329   DEJESUS RAYMOND A.        IL      24,700.00     12.490   0.000
 10266131331   PARENTI EVE T.            IL      12,100.00     13.990   0.000
 10266131366   PEREIRA TAMMY L           FL      70,000.00     10.850   0.000
 10266131386   SCHIPANI NICHOLAS         PA      96,000.00     11.500   0.000
 10266131432   LONG STEVEN NELSON        UT      38,132.00     11.950   0.000
 10266131486   CHAPMAN KEITH A           UT      14,666.00     15.200   0.000
 10266131506   WEEKS WAYNE R             FL      52,500.00     12.000   0.000
 10266131510   LEE YOUNG H               PA     260,000.00     10.950   0.000
 10266131562   MASTER PATRICIA D.        IL      31,500.00     10.600   0.000
 10266131575   FRIERSON GLORIA J.        IL      67,500.00     10.450   0.000
 10266131651   NOBLE AL                  UT      76,000.00     13.150   0.000
 10266131666   MIDLAND DONALD R JR       FL      12,750.00     12.200   0.000
 10266131729   LEGGETT ROBERT            NC      12,400.00     12.600   0.000
 10266131779   VILLA ROBERTO             NM      55,500.00      9.950   0.000
 10266131858   REID SCOTT W              UT      13,200.00     14.350   0.000
 10266131914   SMITH GREGORY LYNN        UT      26,265.00     14.500   0.000
 10266131970   BAXTER WILLIAM D.         MI      56,200.00     12.000   0.000
 10266132002   HAAG RONALD E             PA      35,840.00     13.490   0.000
 10266132006   LUDWICK SUSAN L           PA      46,541.00     12.950   0.000
 10266132013   PERRIN BARRY              PA      76,500.00     10.800   0.000
 10266132032   OLSEN G SCOTT             UT      38,050.00     12.350   0.000
 10266132046   BECKSTEAD ROBERT R        UT      49,678.00     12.900   0.000
 10266132167   ADAMSON VIRGIL            FL      65,875.00     11.550   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10266132209   GODIN PAUL L              AZ      28,900.00     11.600   0.000
 10266132218   MASCARENAS JOSEPH M       NM      18,600.00     13.250   0.000
 10266132341   CLARK JOHN R              UT      17,000.00     12.350   0.000
 10266132343   TARRANT JEFFREY N         UT      34,113.00     13.150   0.000
 10266132344   MARTIN ROBERT W           UT      15,276.00     14.000   0.000
 10266132674   ARRUBLA ANGEL             PA      77,350.00     11.900   0.000
-------------                               -----------------------------------
Fixed Rate Loans Set to Close                10,042,471.00     11.909    0.000

APPROVED
 10266119590   RAMOS MONSERRATE          NJ     144,000.00     10.250   0.000
 10266120345   PHILLIPS AUBREY           NY     142,200.00     11.300   0.000
 10266120494   RUSSO FLIPPO              NY      52,000.00     13.350   0.000
 10266120527   OTTO TERESA ANN           WA     104,550.00     12.200   0.000
 10266120570   SAM FLOODINA A            NY     122,400.00     12.850   0.000
 10266121021   KENNEDY JACQUELINE        NJ     157,500.00      8.500   0.000
 10266121054   GRIFFITH RONALD R         FL      25,000.00     12.200   0.000
 10266121062   RADA HASSAN               NY     187,000.00     10.500   0.000
 10266121555   MOULDEN DAVID LEWIS       WA      78,600.00     13.850   0.000
 10266121561   MOULDEN DAVID LEWIS       WA      24,115.00     11.350   0.000
 10266121621   PEREZ DEBORAH ELMO        NJ     144,000.00     14.500   0.000
 10266121731   PEREZ MARIO W             NY      39,000.00     13.950   0.000
 10266121937   MANGLANI ARJUN            NY      90,973.00     11.700   0.000
 10266122116   KREVENKO JOHN J           PA      60,000.00     10.990   0.000
 10266122357   SCIORTINO DOMENICO P      PA      14,900.00     13.990   0.000
 10266122387   SAUERS LORRAINE M         PA      33,000.00     11.150   0.000
 10266122699   OVADIA UZI                NY      39,000.00     12.690   0.000
 10266122779   VARGAS FAUSTO U           NY     234,000.00     11.850   0.000
 10266122849   GOLEMBIESKI KAREN C       NJ     144,000.00     12.350   0.000
 10266123009   BIRKAS EUGENE             PA      19,700.00     11.700   0.000
 10266123057   SMITH AMBER               NY     264,000.00     12.750   0.000
 10266123305   BYAM ERIC                 NY      80,000.00     11.850   0.000
 10266123404   RAGSDALE PEARLIE M        PA      45,000.00     11.200   0.000
 10266123417   MEBANE DOLORES            NY      55,000.00     13.100   0.000
 10266123424   PADGETT GENE              NJ      55,000.00     11.750   0.000
 10266123680   DIGREGORIO PAUL ANTHONY   NY      28,900.00     11.250   0.000
 10266123822   SAMUELS ALLEN             NY     200,000.00     13.990   0.000
 10266123904   BOYD GLENN E              NJ      81,250.00     10.990   0.000
 10266124135   DOUROS MARGARITTA S       PA      67,750.00     12.900   0.000
 10266124137   SELTZER ARTHUR H          PA      32,900.00     13.150   0.000
 10266124193   TSE KAI SHING             NY     174,400.00     13.690   0.000
 10266124297   ROTH FRED                 NY      50,000.00     10.750   0.000
 10266124406   LAURO DONALD SR           NY      50,000.00     12.200   0.000
 10266124422   PICONE DEAN               NJ      97,950.00      8.750   0.000
 10266124479   PENNELL JOSEPH M          DE      13,380.00     12.250   0.000
 10266124599   CIRKUS ROBERT             NJ      61,900.00     14.350   0.000
 10266124625   GOGA FIFE                 NY     190,000.00     10.700   0.000
 10266124707   BAIR PAMELA J             PA      52,000.00     10.990   0.000
 10266124791   DAVIS SR JAMES EDWARD     AZ      13,870.00     12.900   0.000
 10266124984   HINES BOOKER T SR         DC      71,600.00     13.750   0.000
 10266125045   REBESCHI LAURIE           CT     385,000.00     11.750   0.000
 10266125121   CASTRO JULIO C            NJ      91,700.00     12.490   0.000
 10266125212   BERTRAND PHILLIP ALDRICK  NY      99,000.00     10.700   0.000
 10266125224   DALY NANCY                NY     214,900.00     11.750   0.000
 10266125287   PAWLAK DANIEL J           NJ     214,300.00     10.750   0.000
 10266125324   JONES DARRYL W            PA      77,000.00     11.990   0.000
 10266125329   DREW WILLIAM D            NY      38,500.00     11.100   0.000
 10266125376   REID NEWTON G             NY     150,000.00     10.750   0.000
 10266125472   SELF DARNELL E            MD      70,500.00     13.600   0.000
 10266125794   ANTONOSANTI STEPHEN M     OH     175,500.00      8.625   0.000
 10266125851   HUGH DERMONT              NY      40,000.00     11.000   0.000
 10266125918   CALDWELL CHRISTOPHER M    NY      48,300.00     10.700   0.000
 10266126066   TUCKER MORRIS             MD      22,000.00     11.750   0.000
 10266126140   BARON GABRIELLE           CT      60,000.00     13.750   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10266126169   URRA ELEODORO             NJ      64,000.00     12.850   0.000
 10266126201   GUTIERREZ BRYAN W         CO      53,200.00     10.000   0.000
 10266126367   ROKOSE ERNEST             NJ     104,000.00     10.600   0.000
 10266126429   ACHOR TIMOTHY             FL      53,000.00     10.200   0.000
 10266126497   WASHBURN JON N            MD      47,500.00     12.990   0.000
 10266126499   TRAN THOAI                NJ      55,300.00     11.990   0.000
 10266126760   EASTBURN HARRY C          PA     117,300.00     11.990   0.000
 10266126781   ST MARTIN VIOLETTE        NY     216,000.00     10.200   0.000
 10266126890   MICKEL CHARLES B          NY     195,300.00     11.750   0.000
 10266126891   PLUCHINO JOSEPH           NY      35,000.00     10.990   0.000
 10266126910   STUCKEY CHARLES W. JR.    FL      14,400.00     12.000   0.000
 10266126932   LARSEN CURT               AZ      13,000.00     13.800   0.000
 10266127035   MYERS DELSHAUN            NJ      46,000.00     11.990   0.000
 10266127063   JEAN JOSEPH JEAN          NJ     151,200.00     11.750   0.000
 10266127128   HARRIS DEBORAH A          DE      55,200.00     13.300   0.000
 10266127191   JIRLES ROBERT E           OH      55,000.00     10.900   0.000
 10266127225   FLOURNOY LAIRD            NY      38,250.00     12.750   0.000
 10266127227   THOMAS MARGARET E         NJ      70,550.00     11.900   0.000
 10266127240   JEFFRESS LLOYD            NJ      17,774.00     12.900   0.000
 10266127279   CARTER BESSIE             FL      36,000.00     13.200   0.000
 10266127299   GALEA RITA M.             MI      42,700.00     11.750   0.000
 10266127306   JUNK BRIAN L.             MI      86,000.00     12.250   0.000
 10266127340   SCHWARZ WILLIAM F         NY      45,000.00      9.750   0.000
 10266127347   KASPARIAN CHARLES H       NJ      64,000.00     10.990   0.000
 10266127379   PRIDGEN LATHAN            NJ      12,000.00     14.700   0.000
 10266127382   MCKAY CHRIS               NY      76,800.00     13.490   0.000
 10266127461   NILES JACQUELINE          FL      11,400.00     12.250   0.000
 10266127462   BARNETT ROBERT            NY      16,500.00     13.500   0.000
 10266127477   UCHETEL SVETLANA          NY      45,000.00     11.000   0.000
 10266127486   ROBINSON FREDERICK D      NY      42,000.00     14.250   0.000
 10266127511   HODNETT JAMES E           PA      15,520.00     13.990   0.000
 10266127513   ALBIN MARIE A             PA      42,250.00     15.190   0.000
 10266127528   GONZALES JOHNNY R         CO     108,000.00     11.250   0.000
 10266127649   HENLEY ROBERT BRET        FL      10,350.00     12.500   0.000
 10266127692   WHITTINGHAM NERISSA       CT      22,300.00     12.300   0.000
 10266127778   GIANGREGORIO JOHN A       NY     197,200.00      9.990   0.000
 10266127919   BROWN PRICILLA            NY      85,000.00     12.000   0.000
 10266127924   TALLMAN RICKY R           MD      76,000.00     13.250   0.000
 10266128049   BOWMAN BILL               AZ      35,625.00     11.990   0.000
 10266128106   HAMLET GLORIA             MD      45,000.00     11.000   0.000
 10266128122   HALL EDWARD               AZ      13,800.00     11.000   0.000
 10266128157   CAMINNECI LAWRENCE L      NJ      45,000.00     11.500   0.000
 10266128159   REID WILLIAM              NJ     116,000.00     12.750   0.000
 10266128271   BARBAGALLO GARY           NY      53,000.00     10.990   0.000
 10266128319   PURDY JOHN A              AZ      63,450.00     12.550   0.000
 10266128347   DONALDSON DOROTHY N       DC      59,300.00     13.290   0.000
 10266128440   FOLKS MARTIN A            PA      90,600.00     11.950   0.000
 10266128502   SICILIANO ROBERT A        NJ     176,000.00     11.490   0.000
 10266128549   JOHNSON CHARLES           AZ      25,500.00     11.600   0.000
 10266128623   SFERRA DR ALFRED L        NJ     273,600.00     13.990   0.000
 10266128651   LONDON SR ROBERT A        PA      22,500.00     12.350   0.000
 10266128684   OLAMIJULO JIDE            NY     135,000.00     10.400   0.000
 10266128755   TIGHE NICOLE              MI      63,700.00     12.250   0.000
 10266128768   POWELL EVERTON E          NJ     101,150.00     12.000   0.000
 10266128930   LEHR LESTER               IL      12,200.00     12.000   0.000
 10266128953   KEYS THOMAS J             MD      28,500.00     13.150   0.000
 10266129007   BROWN SOLOMON             CT      17,500.00     13.150   0.000
 10266129012   GORDON ELMEIDA            NY     120,000.00     12.990   0.000
 10266129024   DMITRIEV ANDRE            NJ      30,000.00     11.990   0.000
 10266129028   JONES SIGMON JR           NY      64,600.00     10.950   0.000
 10266129138   ATWOOD C VAL              UT      44,000.00     11.750   0.000
 10266129162   WELSH DEBBIE              FL      47,200.00     13.200   0.000
 10266129259   EVANS JOYCE A.            OH      45,000.00     11.750   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1996-3 as of 9/20/96

                                                 Current        Note
   Account          Name               State    Principal       Rate   Margin
--------------------------------------------------------------------------------
 10266129358   EDLING GARY M             PA      15,000.00     13.750   0.000
 10266129474   KELLER KELLY A            PA      50,250.00     10.990   0.000
 10266129531   MENDEZ JOHN A             PA      40,000.00     11.250   0.000
 10266129547   VILLIAS GRACE             CA      56,000.00     14.000   0.000
 10266129620   CHANDLER JANET L          FL      10,000.00     11.300   0.000
 10266129694   AROSE WILLIAM D           NJ     131,700.00      9.650   0.000
 10266129713   DOYLE LAURA L ALLORTO     FL      49,000.00     11.750   0.000
 10266129719   BREWER RONALD             AZ      23,952.00     13.000   0.000
 10266129725   HOSKINS NICK              AZ      22,000.00     12.410   0.000
 10266129749   PULCINELLA JOSEPH J       PA      21,700.00     11.550   0.000
 10266129823   KORDOPITOULAS BECKY       IL      55,000.00      8.625   0.000
 10266129825   SOTELO MARCELINO          IL      91,000.00     11.500   0.000
 10266129893   WALSH JR PAUL F           PA      81,000.00     12.250   0.000
 10266129952   DUBUQUE JOHN J.           NY     125,000.00     11.900   0.000
 10266130029   GOLDMAN CRAIG A           PA      62,861.00     12.050   0.000
 10266130053   MARKLE TONY               CA      60,000.00     11.200   0.000
 10266130222   MARTINEZ, SAMUEL          FL      31,125.00     11.350   0.000
 10266130223   WERNER DEBORAH            FL      20,000.00     12.200   0.000
 10266130224   ANDERSON HAROLD           FL      28,875.00     11.200   0.000
 10266130245   NUNN MARC                 OR      31,000.00     11.600   0.000
 10266130249   ZELLER DANIEL             AZ      12,000.00     11.600   0.000
 10266130250   LONNEN JOANNE A.          FL      32,000.00     10.650   0.000
 10266130313   FARINA ROBERT M.          NJ      99,000.00      8.375   0.000
 10266130356   PEREZ ROSA N              PA      63,000.00     11.050   0.000
 10266130392   PERKINS BARBARA           OR      22,218.00     11.200   0.000
 10266130393   TOMA ZIA                  AZ      13,800.00     11.400   0.000
 10266130418   MENDES, LUCIO             FL      52,000.00     10.950   0.000
 10266130465   ALEXANDER PEARL           IL      15,000.00     11.750   0.000
 10266130627   WASHINGTON WILLIE L.      IL      48,000.00      9.800   0.000
 10266130676   HOY RONNIE                AZ      17,300.00     12.350   0.000
 10266130677   GUERRA RUBY               NM      30,000.00     13.750   0.000
 10266130690   STORY MARK                FL      28,000.00     12.200   0.000
 10266130758   SOURWINE WILLIAM L        PA      55,000.00     10.500   0.000
 10266130814   ROBERTSON JOSH T          PA      50,000.00     10.000   0.000
 10266130826   BIVENS PERLINA            IL      38,500.00     14.690   0.000
 10266130855   JACKSON JOANN             FL      10,000.00     12.500   0.000
 10266130925   WIERSEMA BILL             IL      55,300.00      9.400   0.000
 10266130985   GREGORY JULIAN            FL      28,000.00     11.150   0.000
 10266130994   FRANKLIN BETTY            FL      40,000.00     13.500   0.000
 10266130996   GARVIN SANDRA             FL      30,000.00     11.900   0.000
 10266131032   MOORE MICHAEL             WA      12,800.00     13.500   0.000
 10266131089   ROGERS JAMES R            PA      98,400.00     10.990   0.000
 10266131101   RODRIGUEZ GLORIA          FL      64,800.00     10.650   0.000
 10266131268   BOWERS DON R              FL      19,500.00     11.100   0.000
 10266131296   WANLASS RAY               UT      14,200.00     14.500   0.000
 10266131327   WILLIAMS RICHARD          IN      19,600.00     12.150   0.000
 10266131559   ANNORENO VINCE            IL      15,000.00     12.490   0.000
 10266131568   BARR BRIAN M              IL     119,000.00     11.850   0.000
 10266131605   VIRCIK PAUL SR            NJ     280,000.00     11.600   0.000
 10266131618   TURKO JODI L              PA      73,100.00     10.990   0.000
 10266131622   ROGERS DENISE             FL      18,000.00     13.450   0.000
 10266131726   HERMES JOE A              FL      24,000.00     12.700   0.000
 10266131732   LEE REBECCA L             DE      17,950.00     13.650   0.000
 10266131882   HUTCHISON NANCY ELLIS     DE     135,000.00     11.050   0.000
 10266131962   SHOOLTZ GARY D            IL      20,950.00     13.500   0.000
 10266132036   BODLE THOMAS              AZ      58,100.00     13.990   0.000
 10266132108   VENETSANAKOS NICOLAOS     IL      28,000.00     11.875   0.000
 10266132274   VAN HORN DAVID            AZ      16,600.00     11.950   0.000
-------------                               -----------------------------------
Fixed Rate Approved                          12,171,338.00     11.745   0.000
Total Fixed Rate Loans Not Yet Funded        26,408,038.00     11.794   0.000
Total Loans Not Yet Funded                   47,846,217.00     10.994   2.812

                                    EXHIBIT S

                    MORTGAGE LOANS 30 OR MORE DAYS DELINQUENT

                                    EXHIBIT T

           SUBSEQUENT TRANSFER INSTRUMENT FOR [SUB-POOL 1][SUB-POOL 2]

      Pursuant to this Subsequent Transfer Instrument (the "Instrument"), dated ___________, 199__, between Superior Bank FSB, as seller (the "Depositor"), and LaSalle National Bank, as Trustee of the AFC Mortgage Loan Asset Backed Certificates, Series 1996-4, as purchaser (the "Trustee"), and pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1996, among Superior Bank FSB, as Depositor, Lee Servicing Company, a Division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee (the "Pooling and Servicing Agreement"), the Depositor and the Trustee agree to the sale by the Depositor and the purchase by the Trustee, on behalf of the Trust Fund, of the Mortgage Loans listed on the attached Schedule of Mortgage Loans (the "Subsequent Mortgage Loans").

      Capitalized terms used and not defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

      Section 1.  Conveyance of Subsequent Mortgage Loans.

      (a) The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee, on behalf of the Trust Fund, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, excepting the Depositor's Yield, and including all amounts due on the Subsequent Mortgage Loans after the related Subsequent Cut-Off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.04 of the Pooling and Servicing Agreement; provided, however that the Depositor reserves and retains all right, title and interest in and to amounts (including Prepayments, Curtailments and Excess Payments) due on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Depositor, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee or, if a Custodian has been appointed pursuant to
Section 12.12 of the Pooling and Servicing Agreement, to the Custodian each item set forth in Section 2.04 of the Pooling and Servicing Agreement. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Depositor to the Trust Fund.

      (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Instrument and the Pooling and Servicing Agreement shall be borne by the Depositor.

      (c)   Additional terms of the sale are set forth on Attachment A hereto.

      Section 2.  Representations and Warranties; Conditions Precedent.

      (a) The Depositor hereby affirms the representations and warranties set forth in Section 3.02 of the Pooling and Servicing Agreement that relate to the Subsequent Mortgage Loans as of the date hereof. The Depositor hereby confirms that each of the conditions set forth in Section 2.10(b), and as applicable,
Section 2.10(c) or Section 2.10(d), of the Pooling and Servicing Agreement are satisfied as of the date hereof.

      (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

      Section 3.  Recordation of Instrument.

      To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction of the related Majority Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

      Section 4.  Governing Law.

      This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

      Section 5.  Counterparts.

      This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

      Section 6.  Successors and Assigns.

      This Instrument shall inure to the benefit of and be binding upon the Depositor and the Trustee and their respective successors and assigns.


                                          SUPERIOR BANK FSB

                                          By:   _______________________________
                                          Name:
                                          Title:


                                          AFC MORTGAGE LOAN ASSET
                                          BACKED CERTIFICATES, SERIES 1996-4

                                          By: LASALLE NATIONAL BANK,
                                                 as Trustee

                                          By:   _______________________________
                                          Name:
                                          Title:



Attachments

      A.    Additional terms of the sale.
      B.    Schedule of Subsequent Mortgage Loans.
      C.    Opinions of Depositor's counsel (bankruptcy, corporate).
      D.    Depositor's Officer's certificate.
      E.    Trustee's Certificate.
      F.    Opinion of Trustee's Counsel.

           AFC MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1996-4
          ATTACHMENT A TO SUBSEQUENT TRANSFER INSTRUMENT FOR SUB-POOL 1
                                  Series 1996-4
                                 ________, 199__

A.

      1.    Subsequent Cut-off Date:
      1.    Pricing Date:
      2.    Subsequent Transfer Date:
      3. Aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date:
      4.    Purchase Price:                                       100.00%

B.

      As to all the Subsequent Mortgage Loans the subject of this Instrument:

      1.    Longest stated term to maturity:                      _____ months
      2.    Lowest Mortgage Rate:                                 _____ %
      3.    Greatest Combined Loan-to-Value Ratio:                _____ %
            [As to the final transfer of Subsequent Mortgage
             Loans:]
      4.    WAC of all Mortgage Loans:                            _____ %
      5.    WAM of all Mortgage Loans:_____ %
      6.    Weighted average CLTV:                                _____ %
      7.    Balloon Mortgage Loans:                                     _____ %
      8.    Largest Principal Balance:                            $________
      9.    Non-owner occupied Mortgaged Properties:              _____ %
      10.   Maximum California zip code concentration:      _____ %
      11.   Condominiums:                                         _____ %
      12.   Single-family:                                  _____ %
      13.   Weighted average term since origination:              _____ months
      14.   [January/February/March] first payment date:    _____ %

           AFC MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1996-4
          ATTACHMENT A TO SUBSEQUENT TRANSFER INSTRUMENT FOR SUB-POOL 2
                                  Series 1996-4
                                 ________, 199__

A.

      1.    Subsequent Cut-off Date:
      1.    Pricing Date:
      2.    Subsequent Transfer Date:
      3. Aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date:
      4.    Purchase Price:                                       100.00%

B.

      As to all the Subsequent Mortgage Loans the subject of this Instrument:

      1.    Longest stated term to maturity:                      _____ months
      2.    Minimum Mortgage Rate:                                _____ %
      3.    Maximum Mortgage Rate:                                _____ %
      4.    WAC of all Mortgage Loans:                            _____ %
      5.    WAM of all Mortgage Loans:                            _____ %
      6.    Balloon Mortgage Loans:                                     _____ %
      7.    Largest Principal Balance:                            $________
      8.    Non-owner occupied Mortgaged Properties:              _____ %
      9.    Maximum zip code concentration:                       _____ %
      10.   Condominiums:                                         _____ %
      11.   Single-family:                                  _____ %
      12.   Weighted average term since origination:              _____ months
      13.   [January/February/March] first payment date:    _____ %

                                    EXHIBIT U

                             FORM OF ADDITION NOTICE


                                                     [Date]

[Trustee]
____________________
____________________

            Re: Pooling and Servicing Agreement, dated as of December 1, 1996, between [Depositor] [Trustee] and [Servicer], relating to AFC Mortgage Loan Asset Backed Certificates, Series 1996-4
                  --------------------------------------------------------------

Ladies and Gentlemen:

            Pursuant to Section 2.10 of the above-captioned Pooling and Servicing Agreement, [Depositor] has designated Subsequent Mortgage Loans to be sold to the Trust Fund on _________, 199__, with an aggregate principal balance of $______________. Capitalized terms not otherwise defined herein have the meaning set forth in the Pooling and Servicing Agreement.

            Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.

                                   Very truly yours,

                                   [DEPOSITOR]

                                   By:     _________________________
                                   Name:   _________________________
                                   Title:  _________________________

ACKNOWLEDGED AND AGREED:

[Trustee]

By:    ___________________________
Name:  ___________________________
Title: ___________________________
Date:  ___________________________

                                    EXHIBIT V

                              OFFICER'S CERTIFICATE

            I, _________________ hereby certify that I am the duly elected ______________ of Superior Bank FSB, a federally chartered stock savings bank (the "Depositor"), and further, to the best of my knowledge and after due inquiry, as follows:

            Each condition precedent specified in Section 2.10(b) and [Section 2.10(c) for Sub-Pool 1 Mortgage Loans] [Section 2.10(d) for Sub-Pool 2 Mortgage Loans] of the Pooling and Servicing Agreement, dated as of December 1, 1996, among the Depositor, Lee Servicing Company, a division of Superior Bank FSB, and LaSalle National Bank, as Trustee (the "Pooling and Servicing Agreement") and each condition precedent specified in the Subsequent Transfer Instrument has been satisfied by the Depositor.

            Capitalized terms not otherwise defined herein have the meanings set forth in the Pooling and Servicing Agreement.

            IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: _________ __, 199__          By:   ____________________________________
                                    Name:
                                    Title:

                                    EXHIBIT W

                      FORM OF AGREEMENT OF APPOINTMENT AND
                         ACCEPTANCE OF SEPARATE TRUSTEE

       This AGREEMENT OF APPOINTMENT AND ACCEPTANCE OF SEPARATE
TRUSTEE (the "Agreement") is dated as of the ____ day of _________, _____, by and among SUPERIOR BANK FSB, as Depositor (the "Company"), LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB, as Servicer (the "Servicer"), LaSalle National Bank, as Trustee (the "Trustee"), and ______________, as Separate Trustee (the "Separate Trustee").

                                   RECITALS

       A. The Company, the Servicer and the Trustee have entered into that certain Pooling and Servicing Agreement dated as of December 1, 1996 (as amended, supplemented or modified from time to time, the "Pooling Agreement") relating to the AFC Mortgage Loan Asset Backed Certificates, Series 1996-4 (the "Trust").

       B. Pursuant to the terms and conditions of the Pooling Agreement, the Company will assign and deliver to the Trustee certain home equity loans and the mortgages related thereto comprising part of the Trust Fund (as defined in the Pooling Agreement).

       C. Pursuant to the terms and conditions of the Pooling Agreement, the Trustee shall act as trustee for, and on behalf and for the benefit of, the Certificateholders (as defined in the Pooling Agreement).

       D. The laws of the State of New Jersey prohibit the transfer of second mortgage loans originated in New Jersey except to certain transferees, which transferees would not include the Trustee but would include a national banking association having its principal office in the State of New Jersey, such as the Separate Trustee.

       E. In order to permit the Company to transfer to the Trust Fund certain second mortgage loans originated in the State of New Jersey, the parties hereto intend to appoint, pursuant to Section 12.10 of the Pooling Agreement, the Separate Trustee, who, as a separate trustee with and on behalf of the Trustee under the Pooling Agreement, will be the assignee of the mortgage assignments executed and to be recorded in the State of New Jersey in connection with the formation of the Trust Fund (the "Assignments"), and the Separate Trustee is so named in the Pooling Agreement and in the Assignments, for the limited purpose of satisfying said New Jersey state law requirements and consequently exercising such duties and functions as may be prescribed herein and under the Pooling Agreement.

       NOW, THEREFORE, the Company, the Trustee and the Separate Trustee do hereby agree as follows:

            1. Appointment of the Separate Trustee; Acceptance of Appointment. To the extent that the Trust Fund consists of home equity loans secured by mortgages relating to real estate located in the State of New Jersey ("New Jersey Home Equity Loans"), the Company and the Trustee hereby appoint the Separate Trustee, as of the date hereof, as separate trustee under the Pooling Agreement, of that part of the Trust Fund consisting of the New Jersey Home Equity Loans and the Separate Trustee is hereby vested with legal title to the New Jersey Home Equity Loans, as of such date, to the extent required by New Jersey law, the power of the Separate Trustee to be exercised subject to the provisions of this Agreement and Section 12.10 of the Pooling Agreement.

                  The Separate Trustee hereby acknowledges that its principal office is located in the State of New Jersey, accepts the foregoing appointment and agrees to act as separate trustee with the Trustee, its successors and assigns under the Pooling Agreement and the Assignments, and to exercise its duties as separate trustee, in and only in the event of a written request by the Trustee.

            2. Limited Scope of Appointment and Duties. The Separate Trustee shall act as separate trustee under the Pooling Agreement and the Assignments only upon, and to the extent of, written instructions from the Trustee and no other party. The Separate Trustee shall not be required to take, nor shall it be responsible for taking, any action as separate trustee under the Pooling Agreement or the Assignments unless it has received such written instructions from the Trustee.

                  The Separate Trustee shall owe no duty as separate trustee under the Pooling Agreement and the Assignments to any party other than the Trustee and the Certificateholders. The Trustee shall consult with the Separate Trustee with respect to decisions deemed by the Trustee to be significant to be made with respect to the exercise of any powers to be exercised by the Separate Trustee and, upon request of the Separate Trustee, will provide the Separate Trustee with copies of all notices and other documents pursuant to which it exercises its duties as the Trustee.

                  Any provision of this Agreement or the Pooling Agreement or the Assignments to the contrary notwithstanding, the Separate Trustee shall have no power to act in any manner inconsistent with the terms of the Pooling Agreement with respect to, or to vary the investment in, the trust created hereby.

            3. Appointment of the Trustee as Attorney-in-Fact. Wherever and to the fullest extent permitted by law, the Separate Trustee hereby irrevocably appoints the Trustee as its agent and Attorney-in-Fact for the purpose of executing any and all documents which the Separate Trustee may be required, as separate trustee under the Pooling Agreement and the Assignments, to execute; provided, however, that nothing in this Agreement shall be deemed an admission that the Separate Trustee is required to execute any of such documents in its capacity as separate trustee under the Pooling Agreement and the Assignments.

            4. Notices. Notices and instructions under this Agreement shall be deemed given under this Agreement when sent by overnight courier or when mailed by Certified Mail, Return Receipt Requested, to the parties at their addresses provided below or at such other addresses as the parties may direct:

                  If to the Trustee:

                        LaSalle National Bank
                        135 S. LaSalle Street, Suite 200
                        Chicago, Illinois, 60674-4107
                        Attention: Asset-Backed Securities
                                   Trust Services Department - AFC 1996-4
                        __________________

                  If to the Separate Trustee:

                        __________________
                        __________________
                        __________________

                  (with copy to the Trustee)


                  If to the Company:

                        Superior Bank FSB
                        One Lincoln Centre
                        Oakbrook Terrace, Illinois 60181
                        Attention: Mr. William C. Bracken
                                    Senior Vice President and
                                    Chief Financial Officer

                  If to the Servicer:

                        Lee Servicing Company, a division
                        of Superior Bank FSB
                        One Lincoln Centre
                        Oakbrook Terrace, Illinois 60181
                        Attention: Mr. William C. Bracken
                                    Senior Vice President and
                                    Chief Financial Officer

            5. Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            6. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

       IN WITNESS WHEREOF, the Company, the Servicer, the Trustee and the Separate Trustee hereby execute this Agreement as of the date first set forth above.

                         COMPANY:

                                SUPERIOR BANK FSB


                                By:_____________________________________
                                Name:
                                Title:


                         TRUSTEE:

                                LASALLE NATIONAL BANK, as Trustee


                                By:_____________________________________
                                Name:
                                Title:


                         SEPARATE TRUSTEE:

                                ________________________, as Separate Trustee


                                By:_____________________________________
                                Name:
                                Title:


                         SERVICER:

                                LEE SERVICING COMPANY, a
                                division of Superior Bank FSB


                                By:_____________________________________
                                Name:
                                Title: